UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: October 31, 2013

Date of reporting period: November 1, 2012 through October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

Annual Report

October 31, 2013

Nationwide Mutual Funds

Alternatives Allocation Fund

Nationwide Alternatives Allocation Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Shareholders

October 31, 2013

Dear Shareholder,

I am proud to report that Nationwide Financial has acquired 17 mutual funds through an agreement with HighMark Capital Management, Inc. and approval of its shareholders. This agreement is the latest step in the Nationwide Financial strategy to pursue Nationwide Funds growth.

Why is this important to you, a Nationwide Funds shareholder? By adding these HighMark Funds to the Nationwide Mutual Funds lineup, we continue to expand our selection of investment strategies. The transaction provides Nationwide Funds with approximately $3.6 billion in new mutual fund assets, enabling Nationwide to present a wider array of investment offerings. It also underscores our commitment to helping Americans, like you, prepare for and live in retirement.

During the 12-month reporting period ended October 31, 2013, broad U.S. stock market performance was predominantly positive, with the S&P 500® Index returning 27.18%. Yet despite recent encouraging returns, several years of economic volatility and uncertainty have left some investors distrustful of the markets and wary about their economic futures. In short, they have developed a fear of financial planning.

Nationwide Funds recently released the results of its in-depth investor sentiment survey conducted by Harris Interactive, titled Fear of Financial Planning. The study revealed that 26 percent of potential investors do not have a financial plan. Given that we live in an era when Americans are more responsible for their own financial security than ever before, we find this statistic troubling and are working to spread the word that financial planning is a necessity, not an option.

We encourage all of our shareholders to meet regularly with their financial advisors. An effective financial plan involves much more than just opening an investment account. It includes taking a macro-level view of your circumstances and making use of thoughtful, customized long-term analysis. An effective financial plan also contains contingencies to offset potential surprises and risks, specific action steps and defined milestones to help increase your confidence and measure success. Armed with a plan, you are never alone.

In his novel “The Hobbit,” author J.R.R. Tolkien wrote, “It does not do to leave a live dragon out of your calculations, if you live near him.” Since the beginning of the financial crisis, investors have been living close to a live dragon and have felt his heat. However, as every experienced dragon slayer knows, having a comprehensive plan of attack, a wide array of tools and a team of trusted experts by your side quiets fear and fortifies you to pursue victory.

Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal year ended October 31, 2013, most asset classes reported strong performance. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 27.2% return, and with nearly all sectors and capitalization ranges delivering strong performance. International equities also were solid, with developed markets outperforming emerging markets. Fixed-income results were mixed, as credit-sensitive indexes showed positive returns, while rate-sensitive indexes were affected by rising Treasury yields.

Domestically, the reporting period was dominated by news from Washington. The main topics from November 2012 through January 2013 consisted of the national election for president and congressional control and a heated debate on the fiscal cliff. Concerns about the tapering (gradual reduction) of the Federal Reserve’s Quantitative Easing (“QE”) policy, the federal government shutdown and rhetoric in Congress related to raising the debt ceiling affected trading in August, September and October 2013.

The S&P 500 Index was up 10 of the 12 months of the fiscal year, including consecutively from November 2012 through May 2013.

The S&P 500 Index showed modest gains in November and December 2012 of 0.58% and 0.91%, respectively, despite the political uncertainty.

The first quarter of calendar-year 2013 saw a substantial rally, with the S&P 500 Index up 10.6% on relief over a conclusion to a contentious election season and the implementation of the federal spending cuts on March 1. The broad-based market’s strength continued in April and May, with the S&P 500 Index returning 1.9% and 2.3%, respectively, before the market became choppy for the remainder of the reporting period on a spike in interest rates. The equity and fixed-income markets reacted to comments from Federal Reserve Chairman Ben Bernanke suggesting a tapering of the Fed’s QE program later in the year. Volatility increased materially, with substantial positive returns for the S&P 500 Index of 5.1% in July, 3.1% in September and 4.6% in October, somewhat offset by postings of -1.3% in June and -2.9% in August. A theme in the market during 2013 was “sell the rumor, buy the news,” as the market sold off modestly into the period of uncertainty, and rallied substantially as a conclusion was reached.

While gradually improving through the reporting period, U.S. economic activity was sluggish during the period, with GDP growth of 0.1%, 1.1%, 2.5% and 2.8% from calendar 4Q12 through calendar 3Q13. This was the primary impetus for the cautious approach by the Federal Reserve with regard to maintaining the QE program. Inflation remained well controlled during the reporting period, with the core Consumer Price Index (CPI) below 2% throughout the period, ending at 1.7% in October 2013. CPI, which includes the volatile food and energy categories, was actually lower than core CPI, averaging 1.6% and exiting September 2013 at 1.2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.9% to 7.2%, aided by the labor participation rate declining to 63.3% from 63.8% a year ago (the figure was more than 66% at the beginning of the 2008 recession).

The strong performance in domestic equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth and value roughly equal. The best-performing sectors in the S&P 500 Index were consumer discretionary, with 40.5%, industrials, with 35.8% and health care, with 34.3%. Consumer discretionary and industrials benefited from improved profits and expanding valuations, and health care rose in reaction to excitement surrounding new products. The worst-performing sectors were utilities, with 9.5% and telecommunications, with 13.1%. Utilities and telecommunications were relatively impacted by rising rates, as the high dividends paid by these sectors were relatively less attractive.

2

Economic Review (con’t.)

The strong performance in domestic equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth and value roughly equal.

International stocks were very strong at the start of the reporting period, as European shares rallied on hopes that the worst of the stress on the banking system was behind them. Asian shares rose in reaction to a U.S. rally and the prospect of additional stimulus from Japan’s Central Bank. In November and December 2012, international shares materially outperformed U.S. shares, with the MSCI ACWI ex USA Index outperforming the S&P 500 Index by nearly 4%. Throughout the year, the performance of international stocks continued to be positive but weaker relative to U.S. stocks. Europe was reminded of the fragile state of the banking systems of its weaker members, this time with Cyprus. Continued political tensions in Greece, sluggish economic growth and worries about a U.S. tapering depressed relative returns through mid-year, before the market rallied in response to stabilization of political and banking system risk. Asia was relatively strong throughout the year, primarily due to the prospect of renewed stimulus by Japan’s Central Bank and a beneficial exchange rate. Emerging market stocks lagged on concerns about China’s slowing economic growth as well as political tensions in Brazil, Turkey, North Korea and the Middle East, and steadily declining commodity prices.

Performance in the fixed-income markets was driven by a sustained period of rising rates throughout most of the reporting period. Long-term Treasury yields rose meaningfully during the period, moving from a low of 1.70% in October 2012 to a high of 3.00% in September 2013 on anticipation of the tapering of Fed policy, but fell to 2.54% by the end of October as those concerns faded. The broadly based Barclays U.S. Aggregate Bond Index posted a total return of -1.1% for the reporting period. Long-duration benchmarks showed negative relative performance, with the Barclays Long U.S. Treasury Index down 9.3%. A generally benign economic environment allowed a narrowing of most credit spreads, resulting in positive performance for high-yield and emerging market benchmarks. Municipal bonds performed largely in line with the broader index, as the positive impact from the gradual improvement in economic conditions was offset by a few high-profile events, such as the fears of a possible default of Puerto Rico, the third-largest municipal issuer behind California and New York.

Index	Fiscal Year Total Return
S&P 500®	27.18%
Russell 1000® Growth	28.30%
Russell 1000® Value	28.29%
Russell 2000®	36.28%
MSCI World ex USA	24.65%
MSCI Emerging Markets	6.53%
Barclays U.S. Aggregate Bond	-1.08%
Barclays U.S. 10-20 Year Treasury Bond	-5.23%
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays Municipal Bond	-1.72%
Barclays U.S. Corporate High Yield	8.87%
Barclays Emerging Markets USD Aggregate Bond	-1.24%

3

Fund Commentary	Nationwide Alternatives Allocation Fund

For the annual period ended October 31, 2013, the Nationwide Alternatives Allocation Fund (Institutional Class) returned 1.28% versus 10.34% for its composite benchmark, 50% Barclays Global Aggregate Bond Index and 50% MSCI All Country World IndexSM. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Flexible Portfolio Funds (consisting of 425 funds as of October 31, 2013) was 10.11% for the same time period.

The Fund is designed to provide investors with exposure to seven alternative asset classes with investment performance that may have a low correlation to the performance of more traditional asset classes (e.g., stocks of U.S. and international developed-country issuers and investment-grade bonds issued in the U.S.). These seven asset classes are global real estate stocks, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds, U.S. Treasury Inflation-Protected Securities (TIPS) and commodities. The Fund seeks to achieve its objective by investing in a professionally selected mix of these different alternative asset classes that the Fund’s investment adviser believes offer the risk and return characteristics that may provide a complement to an investor’s investments in more traditional asset classes.

From a macroeconomic standpoint, the period was arguably dominated by statements from the U.S. Federal Reserve (Fed) supporting its pace of asset purchases to bolster the economy, then wavering on the subject, and eventually reaffirming its intent to support the economy by maintaining its current pace. Along the way, the Fund’s returns from these seven asset classes reacted sharply to each of these changes in direction and wound up mixed over the 12-month period. Double-digit returns were posted by the U.S. high-yield bond and global real estate sleeves, and smaller positive returns were generated by emerging market equities and international developed market bonds. U.S. high yield continued a string of strong quarterly returns (briefly interrupted in May and June) for this asset class as investors seeking higher bond yields and willing to trade higher credit risk for lower interest-rate risk have driven strong flows into this class. Global real estate gained as commercial real estate markets in Europe rebounded strongly during the quarter while U.S. markets were slightly positive.

The Fund sleeves representing commodities, TIPS and emerging market debt posted negative returns. The commodities sleeve was adversely affected by, among other things, slackening demand for precious and industrial metals as slowing growth took hold in China, Brazil and other emerging market economies. Both TIPS and emerging market debt were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market debt, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the U.S. high-yield and global real estate sleeves, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

The negative returns from the Fund’s investments in the commodities and TIPS sleeves were the largest detractors from the Fund’s return during the period, as shown in the chart below.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Gary Chropuvka, Matthew Hoehn and Amna Qaiser

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The Fund is designed to provide asset allocation across several types of alternative investments in an attempt to achieve performance that may have a low correlation to the performance of more traditional investments. The Fund consists of separate sleeves to represent the investments in each of the different asset classes. Each sleeve invests in securities and derivatives with the goal of matching the investment characteristics and performance of a specified asset class benchmark index.

4

Fund Commentary (con’t)	Nationwide Alternatives Allocation Fund

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds. The Fund may invest in more aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities) and real estate investment trusts (REITs) (which include possible declines in the value of real estate and the relative lack of liquidity associated with investments in real estate).

The Fund also invests in derivatives (many of which create investment leverage and are highly volatile). Substantially all of the Fund’s exposure to commodities will be through investing in commodity-linked notes, which are derivatives. Investing in commodities and commodity-linked investments may expose the Fund to increased volatility and decreased liquidity. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund is not intended to serve as a complete investment program. There is no assurance that the investment objective of the Fund will be achieved.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Actual Asset Class Allocations

(as of October 31, 2013)

International Bonds	24%
Commodities	17%
High-Yield Bonds	15%
Emerging Market Bonds	15%
Global Real Estate Stocks	11%
Emerging Market Stocks	10%
Treasury Inflation-Protected Securities	8%
100%

Asset class allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

Contributions of Underlying Asset Classes to Fund Performance

(For the year ended October 31, 2013)

The contribution of underlying asset classes to Fund performance is based on target asset class allocations through the reporting period. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions. NFA may add or delete asset classes or change allocations at any time and without notice. For more information, refer to the Fund’s prospectus.

5

Fund Overview	Nationwide Alternatives Allocation Fund

Objective

The Fund seeks to provide total return.

Highlights

•	International bonds, high-yield bonds, global real estate stocks and emerging market stocks contributed positively to overall Fund performance over the one-year period.

•	TIPS, emerging market bonds and commodities detracted from overall Fund performance over the one-year period.

•	High-yield bonds and global real estate stocks both posted double-digit positive returns and contributed the most to the Fund’s overall performance.

Asset Allocation†

Mutual Fund	41.6%
U.S. Treasury Note	32.2%
Common Stocks	12.3%
U.S. Treasury Bonds	7.0%
Commodity-Linked Notes	4.8%
Purchased Options	0.1%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	10.2%
Real Estate Management & Development	2.3%
Other Industries	87.5%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund — Institutional Class	42.4%
U.S. Treasury Note, 3.13%, 05/15/19	32.9%
JPMorgan Chase Bank, NA Commodity Note	3.5%
Bank of America Corp. Commodity Note	0.9%
Simon Property Group, Inc.	0.7%
Mitsui Fudosan Co., Ltd.	0.4%
Unibail-Rodamco SE	0.4%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/17	0.4%
Public Storage	0.4%
Brookfield Asset Management, Inc., Class A	0.3%
Other Holdings	17.7%
100.0%

Top Countries††

United States	93.9%
Japan	1.1%
United Kingdom	0.9%
Australia	0.8%
France	0.7%
Canada	0.5%
Hong Kong	0.5%
Singapore	0.5%
Liechtenstein	0.2%
Netherlands	0.1%
Other Countries	0.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

6

Fund Performance	Nationwide Alternatives Allocation Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	Inception[5]
Class A	w/o SC1	1.07%	(0.69)%
	w/SC2	(3.21)%	(2.56)%
Class C	w/o SC1	0.31%	(1.38)%
	w/SC3	(0.69)%	(1.38)%
Institutional Service Class[4]		1.38%	(0.38)%
Institutional Class[4]		1.28%	(0.42)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of July 25, 2011.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.16%	0.97%
Class C	1.66%	1.47%
Institutional Service Class	0.91%	0.72%
Institutional Class	0.66%	0.47%

* Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund's most recent prospectus for details.

7

Fund Performance (cont.)	Nationwide Alternatives Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Alternatives Allocation Fund from inception through 10/31/13 versus the Barclays Global Aggregate Bond Index, the MSCI All Country World IndexSM, the Composite Index* and the Consumer Price Index (CPI) from 8/1/11 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to its respective weighting. The Composite Index comprises 50% Barclays Global Aggregate Bond Index and 50% MSCI All Country World Index.

8

Shareholder Expense Example	Nationwide Alternatives Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Alternatives Allocation Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	971.30	3.53	0.71
	Hypothetical	[a,b]	1,000.00	1,021.63	3.62	0.71
Class C Shares	Actual	[a]	1,000.00	968.00	6.94	1.40
	Hypothetical	[a,b]	1,000.00	1,018.15	7.12	1.40
Institutional Service Class Shares	Actual	[a]	1,000.00	973.30	1.99	0.40
	Hypothetical	[a,b]	1,000.00	1,023.19	2.04	0.40
Institutional Class Shares	Actual	[a]	1,000.00	971.30	1.99	0.40
	Hypothetical	[a,b]	1,000.00	1,023.19	2.04	0.40

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2013

Nationwide Alternatives Allocation Fund

Common Stocks 12.3%

	Shares	Market Value

Real Estate Investment Trusts (REITs) 10.0%
Acadia Realty Trust	2,888	$77,023
Activia Properties, Inc.	20	174,415
Alexandria Real Estate Equities, Inc.	9,363	615,898
American Campus Communities, Inc.	13,287	459,199
Apartment Investment & Management Co., Class A	17,018	476,164
Artis Real Estate Investment Trust	4,300	59,470
Ascendas Real Estate Investment Trust	286,000	543,782
Ashford Hospitality Trust, Inc.	7,913	103,344
Associated Estates Realty Corp.	4,262	65,379
AvalonBay Communities, Inc.	14,670	1,834,483
Befimmo SCA Sicafi	655	46,938
Beni Stabili SpA	45,913	31,430
Big Yellow Group PLC	3,258	24,401
BioMed Realty Trust, Inc.	25,010	498,199
Boardwalk Real Estate Investment Trust	2,700	153,587
Boston Properties, Inc.	18,485	1,913,198
Brandywine Realty Trust	25,270	359,592
BRE Properties, Inc.	8,254	450,751
British Land Co. PLC	126,134	1,257,987
BWP Trust	10,844	23,603
Calloway Real Estate Investment Trust	7,500	180,550
Cambridge Industrial Trust	32,641	18,362
Camden Property Trust	9,502	610,028
Canadian Apartment Properties REIT	4,400	90,857
Canadian Real Estate Investment Trust	3,900	158,858
CapitaCommercial Trust	289,000	341,971
Capital Property Fund	153,134	163,117
CapitaMall Trust	328,000	532,736
CBL & Associates Properties, Inc.	24,562	486,573
Cedar Realty Trust, Inc.	11,852	67,675
CFS Retail Property Trust Group	285,031	557,833
Champion REIT	95,000	42,341
Charter Hall Retail REIT	17,463	66,673
Chartwell Retirement Residences	7,100	72,999
Cofinimmo	2,500	301,966
Commonwealth Property Office Fund	286,575	324,221
CommonWealth REIT	12,753	310,791
Corio NV	12,347	537,471
Corporate Office Properties Trust	14,151	348,115
Cousins Properties, Inc.	20,989	237,805
CubeSmart	13,580	248,107
Daiwa Office Investment Corp.	23	101,874
DCT Industrial Trust, Inc.	38,778	300,530
DDR Corp.	29,775	504,686
Derwent London PLC	7,967	319,800
Dexus Property Group	646,419	662,465
DiamondRock Hospitality Co.	21,689	247,038
Digital Realty Trust, Inc.	15,395	733,726
Douglas Emmett, Inc.	14,931	372,230
Duke Realty Corp.	43,631	722,966
DuPont Fabros Technology, Inc.	7,388	183,592
EastGroup Properties, Inc.	3,537	225,165

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Education Realty Trust, Inc.	9,171	$83,823
Equity Lifestyle Properties, Inc.	7,582	288,040
Equity One, Inc.	8,726	210,384
Equity Residential	40,695	2,130,790
Essex Property Trust, Inc.	3,874	623,714
Eurocommercial Properties NV	4,452	189,163
Extra Space Storage, Inc.	11,761	540,888
Federal Realty Investment Trust	6,872	711,939
FelCor Lodging Trust, Inc. *	10,364	69,646
First Industrial Realty Trust, Inc.	15,659	282,958
First Potomac Realty Trust	5,002	61,475
Fonciere des Regions	5,972	511,446
Fountainhead Property Trust	132,152	101,683
Franklin Street Properties Corp.	5,685	75,042
Frasers Commercial Trust	12,000	12,443
Frontier Real Estate Investment Corp.	25	249,796
Fukuoka REIT Co.	7	57,755
Gecina SA	3,586	478,537
General Growth Properties, Inc.	66,244	1,406,360
Glimcher Realty Trust	21,997	225,469
Goodman Group	189,972	907,874
Goodman Property Trust	1,658	1,409
GPT Group	189,331	659,873
Great Portland Estates PLC	50,827	466,411
Growthpoint Properties Ltd.	189,125	480,924
H&R Real Estate Investment Trust	17,980	372,482
Hammerson PLC	90,288	765,076
HCP, Inc.	55,327	2,296,071
Health Care REIT, Inc.	35,133	2,278,375
Healthcare Realty Trust, Inc.	11,626	279,140
Hersha Hospitality Trust	23,541	133,477
Highwoods Properties, Inc.	10,692	412,711
Home Properties, Inc.	5,581	336,590
Hospitality Properties Trust	19,552	574,438
Host Hotels & Resorts, Inc.	91,833	1,703,502
Inland Real Estate Corp.	3,592	38,398
Intu Properties PLC	62,801	346,366
Investa Office Fund	101,504	297,984
Is Gayrimenkul Yatirim Ortakligi AS	10,765	7,746
Japan Excellent, Inc.	22	136,014
Japan Prime Realty Investment Corp.	87	289,113
Japan Real Estate Investment Corp.	74	845,443
Japan Retail Fund Investment Corp.	246	498,229
Kenedix Realty Investment Corp.	27	121,290
Kilroy Realty Corp.	9,632	512,037
Kimco Realty Corp.	46,852	1,006,381
Kite Realty Group Trust	6,060	38,784
Kiwi Income Property Trust	4,998	4,518
KLCC Property Holdings Bhd	3,600	7,358
Klepierre	9,678	434,070
Land Securities Group PLC	94,012	1,490,290
LaSalle Hotel Properties	13,324	413,710
Liberty Property Trust	19,134	711,593

10

Statement of Investments (Continued)

October 31, 2013

Nationwide Alternatives Allocation Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Link REIT (The)	256,000	$1,287,845
LTC Properties, Inc.	6,580	259,581
Macerich Co. (The)	16,612	983,597
Mack-Cali Realty Corp.	10,340	212,590
Mapletree Logistics Trust	134,000	117,996
Mercialys SA	1,601	34,541
Mid-America Apartment Communities, Inc.	7,700	511,280
Mori Hills REIT Investment Corp.	25	175,451
MORI TRUST Sogo Reit, Inc.	18	160,085
Nippon Building Fund, Inc.	86	1,063,897
Nomura Real Estate Office Fund, Inc.	43	212,420
Orix JREIT, Inc.	161	200,778
Parkway Properties, Inc.	2,946	53,352
Pebblebrook Hotel Trust	4,134	124,847
Pennsylvania Real Estate Investment Trust	12,470	226,081
Piedmont Office Realty Trust, Inc., Class A	14,272	263,747
Post Properties, Inc.	5,622	257,150
Premier Investment Corp.	16	65,534
Prologis, Inc.	59,982	2,396,281
PS Business Parks, Inc.	847	69,022
Public Storage	17,013	2,840,661
Ramco-Gershenson Properties Trust	7,583	123,300
Regency Centers Corp.	12,435	642,392
RioCan Real Estate Investment Trust	19,000	463,770
Rouse Properties, Inc.	5,476	110,725
SA Corporate Real Estate Fund	334,984	133,810
Segro PLC	91,294	478,156
Senior Housing Properties Trust	22,486	554,055
Shaftesbury PLC	19,702	187,604
Simon Property Group, Inc.	37,144	5,740,605
SL Green Realty Corp.	11,098	1,049,538
Sovran Self Storage, Inc.	3,326	254,406
Starhill Global REIT	13,000	8,467
Sun Communities, Inc.	6,056	269,916
Sunstone Hotel Investors, Inc.	25,168	333,476
Suntec Real Estate Investment Trust	337,000	463,841
Sycom Property Fund	2,648	6,990
Tanger Factory Outlet Centers	9,396	327,451
Taubman Centers, Inc.	7,905	520,070
Tokyu REIT, Inc.	21	129,757
Top REIT, Inc.	10	46,664
UDR, Inc.	27,841	690,735
Unibail-Rodamco SE	12,009	3,137,582
United Urban Investment Corp.	289	441,082
Universal Health Realty Income Trust	3,195	140,324
Vastned Retail NV	3,099	143,212
Ventas, Inc.	35,586	2,321,631
Vornado Realty Trust	21,434	1,908,912
Washington Real Estate Investment Trust	6,967	182,605
Weingarten Realty Investors	14,778	468,906
Wereldhave NV	1,762	136,908

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Westfield Group	240,403	$2,460,164
Westfield Retail Trust	322,403	940,621
Workspace Group PLC	3,876	30,415

		82,785,818

Real Estate Management & Development 2.3%
Aeon Mall Co., Ltd.	13,730	389,945
Atrium European Real Estate Ltd.	5,530	33,082
Ayala Land, Inc.	654,400	445,496
BR Malls Participacoes SA	62,000	600,571
Brookfield Asset Management, Inc., Class A	69,900	2,767,441
Brookfield Office Properties, Inc.	29,400	549,285
CA Immobilien Anlagen AG *	6,666	101,371
Capital & Counties Properties PLC	73,316	407,764
CapitaLand Ltd.	341,000	854,373
Castellum AB	23,796	365,382
Central Pattana PCL	158,900	244,401
Daibiru Corp.	14,700	187,331
Echo Investment SA *	13,101	29,578
Fabege AB	20,886	240,314
First Capital Realty, Inc.	5,400	93,846
Forest City Enterprises, Inc., Class A *	18,558	375,985
Global Logistic Properties Ltd.	381,000	945,758
Grainger PLC	13,715	42,830
GuocoLand Ltd.	11,000	19,916
Hang Lung Group Ltd.	83,000	439,072
Hang Lung Properties Ltd.	266,000	875,972
Heiwa Real Estate Co., Ltd.	9,300	168,448
Hongkong Land Holdings Ltd.	137,000	844,596
Hulic Co., Ltd.	38,900	618,989
Hysan Development Co., Ltd.	62,342	291,624
Immofinanz AG *	131,707	576,822
Kerry Properties Ltd.	70,000	303,558
Kungsleden AB	17,608	129,332
Mitsui Fudosan Co., Ltd.	107,000	3,544,472
NTT Urban Development Corp.	19,600	250,201
PSP Swiss Property AG *	4,276	367,517
Robinsons Land Corp.	52,700	27,645
SM Prime Holdings, Inc.	894,875	396,408
Swiss Prime Site AG *	6,670	505,041
Tokyu Fudosan Holdings Corp. *	51,700	507,904
Wheelock & Co., Ltd.	107,000	546,055

		19,088,325

Total Common Stocks (cost $97,047,646)		101,874,143

11

Statement of Investments (Continued)

October 31, 2013

Nationwide Alternatives Allocation Fund (Continued)

U.S. Treasury Bonds 7.0%

	Principal Amount†	Market Value

U.S. Treasury Inflation Indexed Bonds
0.13%, 04/15/16 (a)	$2,392,000	$2,602,977
0.13%, 04/15/17 (a)	2,770,000	2,949,424
0.13%, 04/15/18	2,120,000	2,218,976
0.13%, 01/15/22 (a)	2,575,000	2,639,180
0.13%, 07/15/22 (a)	2,557,000	2,574,109
0.13%, 01/15/23	2,557,000	2,532,156
0.38%, 07/15/23	936,000	940,220
0.50%, 04/15/15	1,324,000	1,457,898
0.63%, 07/15/21 (a)	2,235,300	2,423,542
0.63%, 02/15/43	997,000	840,041
0.75%, 02/15/42	1,441,000	1,288,497
1.13%, 01/15/21 (a)	2,287,000	2,641,879
1.25%, 07/15/20 (a)	2,019,000	2,379,009
1.38%, 07/15/18	934,000	1,116,345
1.38%, 01/15/20	1,183,000	1,408,595
1.63%, 01/15/15	1,185,000	1,495,886
1.63%, 01/15/18	1,023,000	1,258,761
1.75%, 01/15/28	974,000	1,221,914
1.88%, 07/15/15	1,060,000	1,341,845
1.88%, 07/15/19	946,000	1,178,517
2.00%, 01/15/16	1,060,000	1,334,349
2.00%, 01/15/26	1,247,000	1,699,700
2.12%, 02/15/40	946,000	1,221,008
2.13%, 01/15/19	920,000	1,141,539
2.13%, 02/15/41	1,496,000	1,908,500
2.38%, 01/15/17	1,075,000	1,383,458
2.38%, 01/15/25	1,746,000	2,592,850
2.38%, 01/15/27	1,028,000	1,437,349
2.50%, 07/15/16	1,248,000	1,594,329
2.50%, 01/15/29	882,000	1,185,963
2.63%, 07/15/17	873,000	1,119,660
3.38%, 04/15/32	313,000	579,637
3.63%, 04/15/28	1,045,000	2,093,555
3.88%, 04/15/29	1,215,000	2,485,052

Total U.S. Treasury Bonds (cost $58,316,231)		58,286,720

U.S. Treasury Note 32.2%
U.S. Treasury Note, 3.13%, 05/15/19	245,766,000	267,347,327

Total U.S. Treasury Note (cost $267,886,293)		267,347,327

Commodity-Linked Notes 4.8%
Bank of America Corp. Commodity Note, one-month U.S. Dollar LIBOR due 05/01/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	9,800,000	7,500,215

Commodity-Linked Notes (continued)

	Principal Amount	Market Value

JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 03/24/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	$300,000	$234,009
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 04/01/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	440,00	352,960
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 05/30/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	250,000	219,455
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 08/04/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	290,000	289,141
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 10/27/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	29,970,000	28,367,548
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 11/03/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	1,720,000	1,694,530
UBS AG Commodity Note, one-month U.S. Dollar LIBOR due 04/24/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	250,000	188,246
UBS AG Commodity Note, one-month U.S. Dollar LIBOR due 06/20/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	250,000	219,513

12

Statement of Investments (Continued)

October 31, 2013

Nationwide Alternatives Allocation Fund (Continued)

Commodity-Linked Notes (continued)

	Principal Amount	Market Value

UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 08/22/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	$450,000	$436,061
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 10/15/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	250,000	231,808
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 09/08/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (b)(c)(d)	330,000	346,737

Total Commodity-Linked Notes (cost $44,300,000)		40,080,223

Purchased Options 0.1%

	Number of Contracts

Call Options 0.1%
KOSPI 200 Index, Expires 12/12/13, Strike Price KRW 265.53 *	83	245,308
KOSPI 200 Index, Expires 12/12/13, Strike Price KRW 263.70 *	3	10,569
KOSPI 200 Index, Expires 12/12/13, Strike Price KRW 260.25 *	33	155,286
KOSPI 200 Index, Expires 12/12/13, Strike Price KRW 262.70 *	1	3,852
SET50 Index, Expires 12/27/13, Strike Price THB 969.50 *	4	7,316
SET50 Index, Expires 12/27/13, Strike Price THB 987.37 *	32	47,835
SET50 Index, Expires 12/27/13, Strike Price THB 972.25 *	76	134,906

Total Purchased Options (cost $4,692)		605,072

Mutual Fund 41.6%

	Shares	Market Value

Money Market Fund 41.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (e)	345,109,370	$345,109,370

Total Mutual Fund (cost $345,109,370)		345,109,370

Total Investments (cost $812,664,232) (f) — 98.0%		813,302,855

Other assets in excess of liabilities — 2.0%		16,801,380

NET ASSETS — 100.0%		$830,104,235

* Denotes a non-income producing security.
† Principal amounts are not adjusted for inflation.
(a) Security or a portion of the security was used to cover the margin requirement for futures contracts.
(b) Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date represents the actual maturity date.

(c)  Security is linked to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return. Security does not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Dow Jones-UBS Commodity Index 3 Month Forward Total Return. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.

(d)  Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2013 was $40,080,223 which represents 4.83% of net assets.

(e) Represents 7-day effective yield as of October 31, 2013.
(f) See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB Stock Company
AG Stock Corporation
AS Stock Corporation
Bhd Public Limited Company

13

Statement of Investments (Continued)

October 31, 2013

Nationwide Alternatives Allocation Fund (Continued)

KOSPI Korean Composite Stock Price Index
KRW South Korean Won
LIBOR London Interbank Offered Rate
Ltd. Limited
NA National Association
NV Public Traded Company
PCL Public Company Limited
PLC Public Limited Company
REIT Real Estate Investment Trust
SA Stock Company
SCA Limited partnership with share capital
SE European Public Limited Liability Company
SET Stock Exchange of Thailand
SpA Limited Share Company
THB Thailand Baht

At October 31, 2013, the Fund’s open written options contracts were as follows:

Put Options

Number of contracts	Description	Counterparty	Expiration Date	Premiums Paid/(Received)	Value at October 31, 2013	Unrealized Appreciation/ (Depreciation)
83	KOSPI 200 Index (Strike Price KRW 265.53)	Credit Suisse International	12/12/13	$—	$(158,670)	$(158,670)
3	KOSPI 200 Index (Strike Price KRW 263.70)	Credit Suisse International	12/12/13	—	(4,863)	(4,863)
33	KOSPI 200 Index (Strike Price KRW 260.25)	Credit Suisse International	12/12/13	—	(39,036)	(39,036)
1	KOSPI 200 Index (Strike Price KRW 262.70)	Credit Suisse International	12/12/13	—	(1,480)	(1,480)
4	SET50 Index (Strike Price THB 969.50)	Credit Suisse International	12/27/13	—	(4,604)	(4,604)
76	SET50 Index (Strike Price THB 972.25)	Credit Suisse International	12/27/13	—	(90,081)	(90,081)
32	SET50 Index (Strike Price THB 987.37)	Credit Suisse International	12/27/13	—	(44,442)	(44,442)

				$—	$(343,176)	$(343,176)

Amounts designated as “—” are zero or have been rounded to zero.

At October 31, 2013, the Fund’s open swap contracts were as follows:

Credit default swaps on sovereign issues — sell protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2013[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	Federal Republic of Brazil	1.00%	$3,600,000	1.487%	12/20/17	$(11,443)	$(54,464)
Bank of America Corp.	Republic of Colombia	1.00	100,000	0.955	06/20/17	(1,586)	1,862
Bank of America Corp.	Republic of Indonesia	1.00	3,600,000	1.382	06/20/17	(111,871)	67,416

14

Statement of Investments (Continued)

October 31, 2013

Nationwide Alternatives Allocation Fund (Continued)

Credit default swaps on sovereign issues — sell protection1 (continued)

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2013[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	Republic of Indonesia	1.00%	$1,400,000	1.523%	12/20/17	$(27,060)	$(438)
Bank of America Corp.	Republic of Philippines	1.00	1,000,000	0.597	06/20/17	(22,968)	38,632
Bank of America Corp.	Republic of Philippines	1.00	500,000	0.688	12/20/17	(5,078)	12,012
Credit Suisse International	Republic of Colombia	1.00	100,000	0.850	12/20/16	(2,873)	3,456
Credit Suisse International	Republic of Colombia	1.00	9,100,000	1.242	12/20/18	(140,999)	43,085
Credit Suisse International	Republic of Indonesia	1.00	200,000	1.195	12/20/16	(5,834)	4,863
Credit Suisse International	Republic of Indonesia	1.00	200,000	1.295	03/20/17	(6,541)	4,823
Credit Suisse International	Republic of Indonesia	1.00	100,000	1.295	03/20/17	(2,156)	1,298
Credit Suisse International	Republic of Panama	1.00	100,000	0.790	09/20/16	(55)	774
Credit Suisse International	Republic of Panama	1.00	3,100,000	1.181	12/20/18	(48,033)	24,052
Credit Suisse International	Republic of Peru	1.00	500,000	0.861	09/20/16	(6,063)	8,642
Credit Suisse International	Republic of Peru	1.00	100,000	0.861	09/20/16	(684)	1,200
Credit Suisse International	Republic of Peru	1.00	1,200,000	0.998	06/20/17	(25,919)	27,411
Credit Suisse International	Republic of Peru	1.00	5,000,000	1.282	12/20/18	(110,834)	47,390
Credit Suisse International	Republic of Philippines	1.00	200,000	0.448	09/20/16	(3,222)	6,637
Credit Suisse International	Republic of Philippines	1.00	200,000	0.478	12/20/16	(8,899)	12,397
Credit Suisse International	Republic of Turkey	1.00	1,800,000	1.363	09/20/16	(78,529)	62,054
Credit Suisse International	Republic of Turkey	1.00	100,000	1.363	09/20/16	(2,392)	1,478
Credit Suisse International	Republic of Turkey	1.00	600,000	1.452	03/20/17	(27,246)	18,993
Credit Suisse International	Republic of Venezuela	5.00	1,200,000	9.476	09/20/16	(214,200)	89,741
Credit Suisse International	Republic of Venezuela	5.00	100,000	9.476	09/20/16	(9,811)	(561)
Credit Suisse International	Republic of Venezuela	5.00	100,000	9.499	12/20/16	(11,217)	35
Credit Suisse International	Republic of Venezuela	5.00	200,000	9.545	03/20/17	(13,883)	(10,169)
Credit Suisse International	Russia Foreign Bond	1.00	1,500,000	1.097	09/20/16	(33,229)	30,834
Credit Suisse International	Russia Foreign Bond	1.00	100,000	1.097	09/20/16	(1,161)	1,002
Deutsche Bank AG	Federal Republic of Brazil	1.00	1,100,000	1.191	09/20/16	(7,230)	2,519
Deutsche Bank AG	Federal Republic of Brazil	1.00	100,000	1.191	09/20/16	(414)	(14)
Deutsche Bank AG	Federal Republic of Brazil	1.00	4,100,000	1.382	06/20/17	(80,281)	29,416
Deutsche Bank AG	Federal Republic of Brazil	1.00	16,800,000	1.727	12/20/18	(593,078)	19,386
Deutsche Bank AG	Republic of Indonesia	1.00	11,500,000	1.909	12/20/18	(809,756)	321,182
Deutsche Bank AG	Republic of Panama	1.00	800,000	0.790	09/20/16	(1,173)	6,921
Deutsche Bank AG	Republic of Peru	1.00	2,400,000	1.076	12/20/17	0	(4,580)
Deutsche Bank AG	Republic of Philippines	1.00	14,300,000	0.933	12/20/18	(151,164)	215,584
Deutsche Bank AG	Republic of Turkey	1.00	200,000	1.452	03/20/17	(11,436)	8,685
Deutsche Bank AG	Republic of Turkey	1.00	2,300,000	1.599	12/20/17	(56,487)	4,287
Deutsche Bank AG	Republic of Turkey	1.00	22,100,000	1.854	12/20/18	(1,201,298)	315,594
Deutsche Bank AG	Republic of Venezuela	5.00	3,600,000	9.585	06/20/17	(331,416)	(131,402)
Deutsche Bank AG	Republic of Venezuela	5.00	900,000	9.650	12/20/17	(80,879)	(48,816)
Deutsche Bank AG	Republic of Venezuela	5.00	23,000,000	9.771	12/20/18	(3,597,035)	(373,257)
Deutsche Bank AG	Russia Foreign Bond	1.00	200,000	1.205	03/20/17	(10,753)	9,620
Deutsche Bank AG	Russia Foreign Bond	1.00	2,200,000	1.265	06/20/17	(97,329)	79,156
Deutsche Bank AG	Russia Foreign Bond	1.00	600,000	1.361	12/20/17	(11,285)	3,288
Deutsche Bank AG	Russia Foreign Bond	1.00	14,700,000	1.616	12/20/18	(505,193)	80,748
Deutsche Bank AG	United Mexican States	1.00	3,900,000	0.754	06/20/17	(57,876)	96,886
Deutsche Bank AG	United Mexican States	1.00	21,700,000	1.047	12/20/18	(210,863)	185,701
UBS AG	Federal Republic of Brazil	1.00	300,000	1.318	03/20/17	(5,689)	2,876
UBS AG	Republic of Indonesia	1.00	1,100,000	1.133	09/20/16	(18,400)	15,522
UBS AG	Republic of Indonesia	1.00	100,000	1.133	09/20/16	(970)	709
UBS AG	Republic of Panama	1.00	100,000	0.790	09/20/16	(1,014)	1,733
UBS AG	Republic of Panama	1.00	500,000	0.875	03/20/17	(7,617)	10,286

15

Statement of Investments (Continued)

October 31, 2013

Nationwide Alternatives Allocation Fund (Continued)

Credit default swaps on sovereign issues — sell protection1 (continued)

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2013[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
UBS AG	Republic of Panama	1.00%	$1,900,000	0.924%	06/20/17	$(30,833)	$38,245
UBS AG	Republic of Peru	1.00	300,000	0.894	12/20/16	(3,826)	5,161
UBS AG	Republic of Peru	1.00	100,000	0.949	03/20/17	(2,266)	2,552
UBS AG	Republic of Philippines	1.00	600,000	0.448	09/20/16	(9,754)	20,000
UBS AG	Republic of Philippines	1.00	100,000	0.448	09/20/16	(884)	2,592
UBS AG	Republic of Turkey	1.00	100,000	1.363	09/20/16	(2,745)	1,830
UBS AG	Republic of Turkey	1.00	4,100,000	1.508	06/20/17	(201,009)	132,187
UBS AG	Russia Foreign Bond	1.00	300,000	1.138	12/20/16	(9,236)	8,308

						$(9,042,975)	$1,507,360

Centrally cleared credit default swaps on credit indices — sell protection1

Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2013[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Markit CDX North America High Yield Index Series 20	5.00%	$116,220,000	3.534%	12/20/18	$5,578,102	$2,725,090

					$5,578,102	$2,725,090

CDX Credit Default Swap Index

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
3	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
4	Upfront premiums generally related to payments received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

At October 31, 2013, the Fund has $120,000 and $11,540,000 segregated as collateral with Bank of America Corp. and Deutsche Bank AG, respectively, for open credit default swap contracts.

Equity Swaps

Counterparty	Reference Entity	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Bovespa Index	12/18/13	BRL	25,218,276	$237,414
Credit Suisse International	FTSE KLCI Index	11/29/13	MYR	16,679,636	(43,257)
Credit Suisse International	ISE 30 Index	12/31/13	TRY	4,551,097	(38,428)
Credit Suisse International	RTS Index	12/16/13		$5,701,827	213,833
Credit Suisse International	WIG20 Index	12/20/13	PLN	3,849,921	65,327

					$434,889

16

Statement of Investments (Continued)

October 31, 2013

Nationwide Alternatives Allocation Fund (Continued)

BRL Brazilian Real
FTSE Financial Times Stock Exchange
ISE Istanbul Stock Exchange
KLCI Kuala Lumpur Composite Index
MYR Malaysia Ringgit
PLN Poland Zloty
RTS Russian Trading System
TRY Turkish Lira
WIG Warsaw Stock Exchange

At October 31, 2013, the Fund has $2,120,000 segregated as collateral with Credit Suisse International for open written options, credit default swaps, and equity swaps contracts.

At October 31, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
49	Australian 10 Year Bond Future	12/16/13	$5,396,819	$411
54	Canadian 10 Year Bond Future	12/18/13	6,802,762	120,130
1,005	EURO-BOBL Future	12/06/13	170,963,058	1,764,761
170	FTSE/JSE Top 40 Future	12/19/13	6,921,081	168,729
263	H-Shares Index Future	11/28/13	18,041,603	794,785
34	Japan 10 Year Bond Treasury Future	12/11/13	50,161,497	440,512
62	Long GILT Future	12/27/13	11,060,445	126,982
180	Mexican Bolsa Index Future	12/20/13	5,654,433	(27,829)
353	MSCI Taiwan Index Future	11/28/13	10,515,870	12,532
476	SGX S&P CNX Nifty Future	11/28/13	6,019,496	93,684

			$291,537,064	$3,494,697

BOBL Bundesobligationen (Federal Republic of Germany)
CNX CRISIL NSE Index
FTSE Financial Times Stock Exchange
GILT Government Index-Linked Treasury
JSE Johannesburg Stock Exchange
SGX Singapore Exchange

At October 31, 2013, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Brazilian Real	UBS AG	11/04/13	(23,600,000)	$(10,781,179)	$(10,534,774)	$246,405
Turkish Lira	UBS AG	12/18/13	(100,000)	(48,400)	(49,705)	(1,305)

Total Short Contracts				$(10,829,579)	$(10,584,479)	$245,100

17

Statement of Investments (Continued)

October 31, 2013

Nationwide Alternatives Allocation Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Brazilian Real	UBS AG	11/04/13	600,000	$270,819	$267,833	$(2,986)
Brazilian Real	UBS AG	11/04/13	16,600,000	7,309,234	7,410,053	100,819
Brazilian Real	UBS AG	11/04/13	6,400,000	2,877,116	2,856,888	(20,228)
Brazilian Real	UBS AG	12/03/13	23,600,000	10,708,776	10,461,167	(247,609)
Czech Republic Koruna	UBS AG	12/18/13	2,200,000	115,907	115,802	(105)
Czech Republic Koruna	UBS AG	12/18/13	2,200,000	117,122	115,802	(1,320)
Hong Kong Dollar	UBS AG	12/18/13	40,700,000	5,249,495	5,250,177	682
Hong Kong Dollar	UBS AG	12/18/13	3,000,000	386,956	386,991	35
Hong Kong Dollar	UBS AG	12/18/13	107,400,000	13,853,149	13,854,275	1,126
Hungarian Forint	UBS AG	12/18/13	39,200,000	176,992	179,522	2,530
Hungarian Forint	UBS AG	12/18/13	19,600,000	85,806	89,761	3,955
Indian Rupee	UBS AG	12/18/13	96,800,000	1,449,536	1,558,930	109,394
Indian Rupee	UBS AG	12/18/13	8,800,000	140,340	141,721	1,381
Indian Rupee	UBS AG	12/18/13	237,600,000	3,690,301	3,826,464	136,163
Korean Won	UBS AG	12/18/13	3,935,400,000	3,611,784	3,698,005	86,221
Korean Won	UBS AG	12/18/13	10,869,200,000	10,072,468	10,213,537	141,069
Korean Won	UBS AG	12/18/13	281,100,000	257,961	264,143	6,182
Korean Won	UBS AG	12/18/13	562,200,000	522,182	528,286	6,104
Malaysian Ringgit	UBS AG	12/18/13	300,000	94,212	94,777	565
Malaysian Ringgit	UBS AG	12/18/13	300,000	91,127	94,777	3,650
Malaysian Ringgit	UBS AG	12/18/13	8,700,000	2,675,277	2,748,532	73,255
Malaysian Ringgit	UBS AG	12/18/13	3,300,000	997,612	1,042,547	44,935
Mexican Peso	UBS AG	12/18/13	2,200,000	166,965	168,020	1,055
Mexican Peso	UBS AG	12/18/13	48,400,000	3,661,950	3,696,433	34,483
Mexican Peso	UBS AG	12/18/13	1,100,000	83,366	84,010	644
Mexican Peso	UBS AG	12/18/13	17,600,000	1,327,521	1,344,158	16,637
Polish Zlotych	UBS AG	12/18/13	3,000,000	957,426	971,184	13,758
Polish Zlotych	UBS AG	12/18/13	1,200,000	370,356	388,474	18,118
South African Rand	UBS AG	12/18/13	1,400,000	138,686	138,524	(162)
South African Rand	UBS AG	12/18/13	48,300,000	4,738,313	4,779,073	40,760
South African Rand	UBS AG	12/18/13	1,400,000	138,279	138,524	245
South African Rand	UBS AG	12/18/13	16,800,000	1,658,538	1,662,286	3,748
Taiwan Dollar	UBS AG	12/18/13	3,300,000	112,841	112,433	(408)
Taiwan Dollar	UBS AG	12/18/13	3,300,000	111,993	112,433	440
Taiwan Dollar	UBS AG	12/18/13	85,800,000	2,909,215	2,923,270	14,055
Taiwan Dollar	UBS AG	12/18/13	231,000,000	7,851,801	7,870,341	18,540
Thailand Baht	UBS AG	12/18/13	59,500,000	1,896,717	1,906,243	9,526
Thailand Baht	UBS AG	12/18/13	24,500,000	755,939	784,923	28,984
Turkish Lira	UBS AG	12/18/13	1,000,000	484,174	497,050	12,876
Turkish Lira	UBS AG	12/18/13	2,500,000	1,214,447	1,242,624	28,177
Turkish Lira	UBS AG	12/18/13	100,000	49,478	49,705	227

Total Long Contracts				$93,382,177	$94,069,698	$687,521

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

October 31, 2013

Nationwide Alternatives Allocation Fund
Assets:
Investments, at value (cost $812,664,232)	$813,302,855
Cash	136,202
Restricted cash, collateral for open written options, credit default swaps, and equity swaps contracts	13,780,000
Foreign currencies, at value (cost $467,676)	464,647
Interest and dividends receivable	3,876,307
Receivable for investments sold	1,643
Receivable for capital shares issued	9,477
Reclaims receivable	4,947
Swaps contracts, at value (Note 2)	685,803
Receivable for variation margin on swap contracts	6,029,348
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,206,744
Prepaid expenses	26,057

Total Assets	839,524,030

Liabilities:
Payable for investments purchased	6,606
Payable for capital shares redeemed	280,917
Payable for variation margin on futures contracts	1,297
Cash collateral due to broker for open swap contracts	410,000
Written options, at value (premiums $0)(Note 2)	343,176
Swap contracts, at value (Note 2)	7,786,529
Unrealized depreciation on forward foreign currency contracts (Note 2)	274,123
Accrued expenses and other payables:
Investment advisory fees	235,992
Fund administration fees	22,998
Distribution fees	669
Administrative servicing fees	102
Accounting and transfer agent fees	1,877
Trustee fees	568
Deferred capital gain country tax	3,523
Custodian fees	2,500
Compliance program costs (Note 3)	3
Professional fees	39,204
Printing fees	8,125
Other	1,586

Total Liabilities	9,419,795

Net Assets	$830,104,235

Represented by:
Capital	$823,971,768
Accumulated distributions in excess of net investment income	1,997,205
Accumulated net realized losses from investment, futures, forward and foreign currency, written option, and swap transactions	(5,194,627)
Net unrealized appreciation/(depreciation) from investments†	635,100
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	3,494,697
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	932,621
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(56,692)
Net unrealized appreciation/(depreciation) from written options (Note 2)	(343,176)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	4,667,339

Net Assets	$830,104,235

†	Net of $3,523 of deferred capital gain country tax.

19

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Alternatives Allocation Fund
Net Assets:
Class A Shares	$1,237,486
Class C Shares	492,813
Institutional Service Class Shares	82,618
Institutional Class Shares	828,291,318

Total	$830,104,235

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	126,306
Class C Shares	50,876
Institutional Service Class Shares	8,408
Institutional Class Shares	84,314,017

Total	84,499,607

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares(a)	$9.80
Class C Shares(b)	$9.69
Institutional Service Class Shares	$9.83
Institutional Class Shares	$9.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.03

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

20

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Alternatives Allocation Fund
INVESTMENT INCOME:
Dividend income	$1,037,813
Interest income	1,181,549
Other income	45
Foreign tax withholding	(36,490)

Total Income	2,182,917

EXPENSES:
Investment advisory fees	1,042,040
Fund administration fees	142,447
Distribution fees Class A	2,386
Distribution fees Class C	4,352
Administrative servicing fees Class A	585
Registration and filing fees	47,441
Professional fees	64,116
Printing fees	20,182
Trustee fees	7,595
Custodian fees	18,027
Accounting and transfer agent fees	16,706
Compliance program costs (Note 3)	1,160
Other	46,685

Total expenses before earnings credit and expenses reimbursed	1,413,722

Earnings credit (Note 5)	(9,326)
Expenses reimbursed by adviser (Note 3)	(347,963)

Net Expenses	1,056,433

NET INVESTMENT INCOME	1,126,484

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,827,338)
Net realized gains from futures transactions (Note 2)	80,703
Net realized losses from forward and foreign currency transactions (Note 2)	(477,728)
Net realized losses from written option transactions (Note 2)	(503,578)
Net realized gains from swap transactions (Note 2)	4,435,791

Net realized gains from investment, futures, forward and foreign currency, written options, and swap transactions	1,707,850

Net change in unrealized appreciation/(depreciation) from investments††	(489,731)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	3,457,077
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	750,078
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(51,946)
Net change in unrealized appreciation/(depreciation) from written options (Note 2)	(220,177)
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	3,719,582

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	7,164,883

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	8,872,733

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,999,217

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $3,523.

The accompanying notes are an integral part of these financial statements.

21

Statements of Changes in Net Assets

	Nationwide Alternatives Allocation Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$1,126,484	$881,844
Net realized gains from investment, futures, forward and foreign currency, written option, and swap transactions	1,707,850	4,912,299
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	7,164,883	(1,399,121)

Change in net assets resulting from operations	9,999,217	4,395,022

Distributions to Shareholders From:
Net investment income:
Class A	(3,230)	—
Class C	—	—
Institutional Service Class	(67)	(8)
Institutional Class	(1,451,513)	(150,008)

Change in net assets from shareholder distributions	(1,454,810)	(150,016)

Change in net assets from capital transactions	634,082,770	17,275,341

Change in net assets	642,627,177	21,520,347

Net Assets:
Beginning of year	187,477,058	165,956,711

End of year	$830,104,235	$187,477,058

Accumulated undistributed (distributions in excess of) net investment income at end of year	$1,997,205	$(690,314)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$842,794	$427,024
Dividends reinvested	3,083	—
Cost of shares redeemed	(317,253)	(251,239)

Total Class A Shares	528,624	175,785

Class C Shares
Proceeds from shares issued	172,669	226,058
Dividends reinvested	—	—
Cost of shares redeemed	(8,745)	(38,624)

Total Class C Shares	163,924	187,434

Institutional Service Class Shares
Proceeds from shares issued	74,601	—
Dividends reinvested	67	8
Cost of shares redeemed	(54)	—

Total Institutional Service Class Shares	74,614	8

Institutional Class Shares
Proceeds from shares issued	690,499,174	51,792,053
Dividends reinvested	1,451,513	150,008
Cost of shares redeemed	(58,635,079)	(35,029,947)

Total Institutional Class Shares	633,315,608	16,912,114

Change in net assets from capital transactions	$634,082,770	$17,275,341

22

Statements of Changes in Net Assets (Continued)

	Nationwide Alternatives Allocation Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	85,783	45,644
Reinvested	313	—
Redeemed	(32,426)	(26,429)

Total Class A Shares	53,670	19,215

Class C Shares
Issued	17,759	24,427
Reinvested	—	—
Redeemed	(900)	(4,105)

Total Class C Shares	16,859	20,322

Institutional Service Class Shares
Issued	7,505	—
Reinvested	7	1
Redeemed	(5)	—

Total Institutional Service Class Shares	7,507	1

Institutional Class Shares
Issued	71,213,198	5,479,295
Reinvested	147,362	16,668
Redeemed	(6,124,539)	(3,758,195)

Total Institutional Class Shares	65,236,021	1,737,768

Total change in shares	65,314,057	1,777,306

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

23

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Alternatives Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2013(f)	$9.74	0.01	0.09	0.10	(0.04)	(0.04)	—	$9.80	1.07%		$1,237,486	0.71%	0.12%		0.86%	7.42%
Year Ended October 31, 2012(f)	$9.53	0.02	0.19	0.21	—	—	—	$9.74	2.20%		$707,666	0.72%	0.18%		0.93%	87.25%
Period Ended October 31, 2011(f)(g)	$10.00	0.01	(0.48)	(0.47)	—	—	—	$9.53	(4.70%	)	$508,909	0.65%	0.24%		1.15%	15.06%

Class C Shares
Year Ended October 31, 2013(f)	$9.66	(0.05)	0.08	0.03	—	—	—	$9.69	0.31%		$492,813	1.40%	(0.56%	)	1.55%	7.42%
Year Ended October 31, 2012(f)	$9.51	(0.05)	0.20	0.15	—	—	—	$9.66	1.58%		$328,521	1.40%	(0.52%	)	1.61%	87.25%
Period Ended October 31, 2011(f)(g)	$10.00	(0.01)	(0.48)	(0.49)	—	—	—	$9.51	(4.90%	)	$130,226	1.39%	(0.47%	)	1.95%	15.06%

Institutional Service Class Shares
Year Ended October 31, 2013(f)	$9.77	0.04	0.09	0.13	(0.07)	(0.07)	—	$9.83	1.38%		$82,618	0.40%	0.42%		0.54%	7.42%
Year Ended October 31, 2012(f)	$9.53	0.05	0.20	0.25	(0.01)	(0.01)	—	$9.77	2.62%		$8,803	0.40%	0.49%		0.60%	87.25%
Period Ended October 31, 2011(f)(g)	$10.00	0.01	(0.48)	(0.47)	—	—	—	$9.53	(4.70%	)	$8,580	0.40%	0.40%		0.77%	15.06%

Institutional Class Shares
Year Ended October 31, 2013(f)	$9.77	0.04	0.09	0.13	(0.08)	(0.08)	—	$9.82	1.28%		$828,291,318	0.40%	0.43%		0.54%	7.42%
Year Ended October 31, 2012(f)	$9.53	0.05	0.20	0.25	(0.01)	(0.01)	—	$9.77	2.61%		$186,432,068	0.40%	0.49%		0.61%	87.25%
Period Ended October 31, 2011(f)(g)	$10.00	0.01	(0.48)	(0.47)	—	—	—	$9.53	(4.70%	)	$165,308,996	0.40%	0.41%		0.76%	15.06%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

24

Notes to Financial Statements

October 31, 2013

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2013, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Nationwide Alternatives Allocation Fund (the “Fund”), a series of the Trust.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), to the Fund assigns a fair value to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

25

Notes to Financial Statements (continued)

October 31, 2013

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign fair value. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The FVC follows guidelines approved by the Board of Trustees to assign the fair value. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities listed on a foreign exchange are generally fair valued by an independent fair value pricing service approved by the Board of Trustees or otherwise are valued at the last sale price at the close of the exchange on which the security is principally traded. Securities valued in this manner are generally categorized as Level 2 and Level 1 investments, respectively, within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Independent pricing service providers may use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy.

Commodity-linked notes are valued at the last quoted bid price provided by the counterparty, which generally considers the movement of an underlying commodity index as well as other terms of the contract including the leverage factor and any fee and/or interest components of the note, and are categorized as Level 2 investments within the hierarchy.

Valuation of various derivatives used by the Fund is discussed below.

26

Notes to Financial Statements (continued)

October 31, 2013

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2013. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Commodity-Linked Notes	$—	$40,080,223	$—	$40,080,223
Common Stocks
Real Estate Investment Trusts (REITs)	55,287,801	27,498,017	—	82,785,818
Real Estate Management & Development	5,016,468	14,071,857	—	19,088,325
Total Common Stocks	$60,304,269	$41,569,874	$—	$101,874,143
Swap Contracts*	516,574	2,894,319	—	3,410,893
Forward Foreign Currency Contracts	—	1,206,744	—	1,206,744
Futures Contracts	3,522,526	—	—	3,522,526
Mutual Fund	345,109,370	—	—	345,109,370
Purchased Options	—	605,072	—	605,072
U.S. Treasury Bonds	—	58,286,720	—	58,286,720
U.S. Treasury Note	—	267,347,327	—	267,347,327
Total Assets	$409,452,739	$411,990,279	$—	$821,443,018
Liabilities:
Swap Contracts*	(81,685)	(7,704,844)	—	(7,786,529)
Forward Foreign Currency Contracts	—	(274,123)	—	(274,123)
Futures Contracts	(27,829)	—	—	(27,829)
Written Options	—	(343,176)	—	(343,176)
Total Liabilities	$(109,514)	$(8,322,143)	$—	$(8,431,657)
Total	$409,343,225	$403,668,136	$—	$813,011,361

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Swap contracts are included in the table at value, with the exception of centrally cleared and equity swap contracts which are included in the table at unrealized appreciation/(depreciation).

During the year ended October 31, 2013, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Commodity-Linked Notes

The Fund invests in commodity-linked notes to gain exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodity futures contracts. The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because commodity-linked notes are often leveraged, their values may be more volatile than the underlying index. Certain commodity-linked notes may be illiquid. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and maturity. The notes are subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, the Fund’s

27

Notes to Financial Statements (continued)

October 31, 2013

investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by an amount specified in the note, the note may be automatically redeemed. The Fund can request prepayment from the issuer at any time. The Fund records a realized gain or loss when a note matures or is sold.

(d)	Options

The Fund purchased call options and wrote put options on foreign indices, and entered into closing transactions with respect to such options to terminate existing positions. Such call and put option investments are utilized to replicate the performance of an index. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

When the Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options written by the Fund) expose the Fund to counterparty risk. To the extent required by Securities Exchange Commission (“SEC”) guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. The Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with other eligible assets. As a result, the commitment of a large portion

28

Notes to Financial Statements (continued)

October 31, 2013

of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s written options contracts are disclosed in the Statement of Assets and Liabilities under “Written options, at value” and in the Statement of Operations under “Net realized gains/losses from written option transactions” and “Net change in unrealized appreciation/(depreciation) from written options.”

The Fund’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investments, at value” and in the Statement of Operations under “Net realized gains/losses from investment transactions” and “Net change in unrealized appreciation/(depreciation) from investments.”

Transactions in written options during the year ended October 31, 2013

	Put Options
	Number of Contracts	Premiums
Balance at 10/31/12	95	$—
Written	1,150	—
Terminated in closing purchase transactions	(1,013)	—
Expirations	—	—
Exercised	—	—
Balance as of 10/31/13	232	$—

Amounts designated as “—” are zero or have been rounded to zero.

(e)	Swap Contracts

Credit Default Swaps. The Fund entered into credit default swap contracts during the year ended October 31, 2013. Swap contracts are privately negotiated agreements between the Fund and a counterparty. The Fund uses credit default swap contracts to create synthetic long exposure to domestic indices and sovereign debt securities. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received or paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Swap contracts, at value.” These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the swap.

As the seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by an issuer, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swaps on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. The Fund uses credit default swaps on sovereign issues to take a long position to replicate performance of a particular sovereign issue.

29

Notes to Financial Statements (continued)

October 31, 2013

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. A credit default swap on an index references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Pricing services utilize comparisons to two valuation sources. If the valuations differ by more than 100 basis points against the notional amount, further investigation with the pricing services takes place. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on sovereign issues and credit indices, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of October 31, 2013 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Upon entering into a swap contract, the Fund may be required to pledge to the counterparty an initial margin deposit of cash and/or other assets. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the centrally cleared swap contract, and are recognized by the Fund as unrealized gains or losses.

Equity Swaps. The Fund entered into equity swap contracts to gain exposure to a market, index, or issuer without owning or taking physical custody of securities. The counterparty to an equity swap contract is a financial institution. The Fund’s equity swap contracts are structured in a manner in which the counterparty and the Fund each agree to pay the other party the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in the particular indices. The Fund segregates liquid assets to cover its obligations under the equity swap contracts.

The Fund entered into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is

30

Notes to Financial Statements (continued)

October 31, 2013

contractually entitled to receive, if any. Equity swaps are valued at their last quoted sales price on the valuation date and are generally categorized as Level 1 investments within the hierarchy.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swap contracts”.

(f)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts to gain exposure to certain currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(g)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the value of equities and interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s

31

Notes to Financial Statements (continued)

October 31, 2013

investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of October 31, 2013:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2013

Assets:	Statement of Assets and Liabilities	Fair Value
Purchased Options
Equity risk	Investments, at value	$605,072

Swap Contracts(a)
Credit risk	Swap contracts, at value	2,894,319
Equity risk	Swap contracts, at value	516,574

Futures Contracts(b)
Equity risk	Unrealized appreciation from futures contracts	1,069,730
Interest rate risk	Unrealized appreciation from futures contracts	2,452,796

Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	1,206,744

Total		$8,745,235

Liabilities:
Written Options
Equity risk	Written options, at value	$(343,176)

Swap Contracts(a)
Credit risk	Swap contracts, at value	(7,704,844)
Equity risk	Swap contracts, at value	(81,685)

Futures Contracts(b)
Equity risk	Unrealized depreciation from futures contracts	(27,829)

Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(274,123)

Total		$(8,431,657)

(a)	Swap contracts are included in the table at value, with the exception of centrally cleared and equity swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swaps, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

32

Notes to Financial Statements (continued)

October 31, 2013

The Effect of Derivative Instruments on the Statement of Operations for the Year ended October 31, 2013

Realized Gain/(Loss):	Total
Purchased Options(a)
Equity risk	$811,759

Written Options
Equity risk	(503,578)

Swap Contracts
Credit risk	4,749,583
Equity risk	(313,792)

Futures Contracts
Equity risk	640,410
Interest rate risk	(559,707)

Forward Foreign Currency Contracts
Currency risk	151,543

Total	$4,976,218

(a)	Realized gains/(losses) from purchased options are included in “Net realized gains/losses from investment transactions”.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year ended October 31, 2013

Unrealized Appreciation/(Depreciation):	Total
Purchased Options(a)
Equity risk	$524,581

Written Options
Equity risk	(220,177)

Swap Contracts
Credit risk	3,061,446
Equity risk	658,136

Futures Contracts
Equity risk	1,042,699
Interest rate risk	2,414,378

Forward Foreign Currency Contracts
Currency risk	750,078

Total	$8,231,141

(a)	Unrealized appreciation/(depreciation) from purchased options is included in “Net change in unrealized appreciation/(depreciation) from investments”.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund during the year ended October 31, 2013.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Trust is

33

Notes to Financial Statements (continued)

October 31, 2013

informed after the ex-dividend date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2013 are primarily attributable to foreign currency gains and losses, passive foreign investment company gain/loss on sales, real estate investment trust (“REIT”) returns of capital dividends, and swap contracts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(j)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

34

Notes to Financial Statements (continued)

October 31, 2013

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Goldman Sachs Asset Management, L.P. (the “Subadviser”) as the subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended October 31, 2013, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.40%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.40% for all share classes until February 28, 2014.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2013, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Period Ended October 31, 2011 Amount (a)	Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Total
$159,203	$378,975	$347,963	$886,141

(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

35

Notes to Financial Statements (continued)

October 31, 2013

During the year ended October 31, 2013, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2013, NFM received $142,447 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2013, the Fund’s portion of such costs amounted to $1,160.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. Class A sales charges ranged from 0% to 4.25% based on the amount purchased. Effective October 29, 2013, Class A sales charges changed in such a manner that the new Class A sales charges are equal to or lower than the prior Class A sales charges. For the year ended October 31, 2013, the Fund imposed front-end sales charges of $17,672.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Effective July 1, 2013, applicable Class A CDSCs were 0.75% based on the original purchase price or the current market value of the shares being redeemed. Prior to July 1, 2013, applicable Class A CDSCs ranged from 0.25% to 0.75% based on the original purchase price or the current market value of the shares being redeemed. Class C CDSCs were 1% based on the

36

Notes to Financial Statements (continued)

October 31, 2013

original purchase price or the current market value of the shares being redeemed. For the year ended October 31, 2013, the Fund imposed CDSCs of $15.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund.

For the year ended October 31, 2013, NFS earned $585 in administrative services fees from the Fund.

As of October 31, 2013, NFA or its affiliates directly held 99.78% of the outstanding shares of the Fund.

4.  Redemption Fees

For the period from November 1, 2011 through July 31, 2012, the Fund assessed a 2.00% redemption fee on shares that were sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee was not applied in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that were not able to implement the redemption fee. The fee did not apply to shares purchased through automatically reinvested dividends or capital gain distributions. Effective August 1, 2012, redemption fees were eliminated.

For the year ended October 31, 2012, the Fund had contributions to capital due to the collection of redemption fees in the amount of $282.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan, The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trust to borrow up to $100,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Prior to July 18, 2013, the line of credit required a commitment fee of 0.08% on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 17, 2014. There were no borrowings under the line of credit during the year ended October 31, 2013.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6. Investment Transactions

For the year ended October 31, 2013, the Fund had purchases of $383,818,763 and sales of $12,243,611 (excluding short-term securities).

For the year ended October 31, 2013, the Fund had purchases of $260,810,110 and sales of $2,792,780 of U.S. Government securities.

37

Notes to Financial Statements (continued)

October 31, 2013

7. Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and Forwards. Using swaps and forwards can involve greater risks than investing directly in the underlying securities or assets. Swaps and forwards often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. Currently there is no central exchange or market for swap and forward contracts, and therefore they are less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes. Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

38

Notes to Financial Statements (continued)

October 31, 2013

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

10.  Other

The Fund has substantial exposure to the Fidelity Institutional Money Market Fund, Institutional Class, about which more information may be found in the most recent annual or semi-annual report to shareholders, which is available at www.fidelity.com.

As of October 31, 2013, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders) which held more than 10% of the total shares outstanding of the Fund. The Fund had 3 accounts holding 60.11% of the total outstanding shares of the Fund. Each such account is the account of an affiliated fund.

11.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended October 31, 2013, the Fund recaptured $0 of brokerage commissions.

12.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,454,810	$—	$1,454,810	$—	$1,454,810

Amounts designated as “—” are zero or have been rounded to zero.

39

Notes to Financial Statements (continued)

October 31, 2013

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$150,016	$—	$150,016	$—	$150,016

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$6,931,825	$—	$6,931,825	$—	$(2,991,055)	$2,191,697	$6,132,467

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2013, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$813,861,992	$12,185,283	$(12,744,420)	$(559,137)

As of October 31, 2013, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

Loss Carryforward Character
Short Term	Long Term
$2,991,055*	$—

*	A portion of the capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and Regulations.

Amount designated as “—” is zero or has been rounded to zero.

During the year ended October 31, 2013, for federal income tax purposes, the Fund utilized capital loss carryforwards of $1,566,519 to offset capital gains.

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide

Alternatives Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Alternatives Allocation Fund (a series of Nationwide Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2013

41

Management Information

October 31, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	112	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	112	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	112	None

42

Management Information (Continued)

October 31, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	112	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	112	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	112	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	112	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	112	None

43

Management Information (Continued)

October 31, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	112	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

44

Management Information (Continued)

October 31, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, he also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

45

Market Index Definitions

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays Long U.S. Treasury Index: An unmanaged index that measures the performance of all investment-grade, publicly issued U.S. Treasury securities with a remaining maturity of 10 years or more and $250 million or more in outstanding face value.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Barclays U.S. Credit Index: An unmanaged, market value-weighted index that measures the performance of investment-grade, fixed-rate, publicly issued U.S. corporates and non-corporates, including foreign agencies, sovereigns, supranationals and foreign local government issues, with at least $250 million par value outstanding and a maturity of one year or more.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

46

Market Index Definitions (con’t.)

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones Industrial Average (DJIA): A market indicator consisting of a price-weighted average of 30 blue chip stocks actively traded on the New York Stock Exchange (NYSE) and the National Association of Securities Dealers Automated Quotations (NASDAQ) system; invented by Charles Dow in 1896, the DJIA represents 15% to 20% of the value of NYSE stocks.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

KOSPI 200 Index: An unmanaged index that is a subset of the Korea Composite Stock Price Index; measures the performance of the stocks of the 200 largest publicly traded companies on the Korea Stock Exchange.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI ex USA Index: An unmanaged, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI All Country World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

47

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets (EM) Index: An unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets.

MSCI Greece Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in Greece.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large- and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

SET50 Index: An unmanaged index that measures the performance of the stocks of the 50 largest companies trading on the Stock Exchange of Thailand.

48

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

49

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2013 Nationwide Funds Group. All rights reserved.

AR-ALT 12/13

Annual Report

October 31, 2013

Nationwide Mutual Funds

Equity Funds

Nationwide Fund

Nationwide Global Equity Fund

Nationwide Growth Fund

Nationwide International Value Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Enhanced Income Fund

Nationwide Government Bond Fund

Nationwide High Yield Bond Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Money Market Fund

Nationwide Short Duration Bond Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Shareholders

October 31, 2013

Dear Shareholder,

I am proud to report that Nationwide Financial has acquired 17 mutual funds through an agreement with HighMark Capital Management, Inc. and approval of its shareholders. This agreement is the latest step in the Nationwide Financial strategy to pursue Nationwide Funds growth.

Why is this important to you, a Nationwide Funds shareholder? By adding these HighMark Funds to the Nationwide Mutual Funds lineup, we continue to expand our selection of investment strategies. The transaction provides Nationwide Funds with approximately $3.6 billion in new mutual fund assets, enabling Nationwide to present a wider array of investment offerings. It also underscores our commitment to helping Americans, like you, prepare for and live in retirement.

During the 12-month reporting period ended October 31, 2013, broad U.S. stock market performance was predominantly positive, with the S&P 500® Index returning 27.18%. Yet despite recent encouraging returns, several years of economic volatility and uncertainty have left some investors distrustful of the markets and wary about their economic futures. In short, they have developed a fear of financial planning.

Nationwide Funds recently released the results of its in-depth investor sentiment survey conducted by Harris Interactive, titled Fear of Financial Planning. The study revealed that 26 percent of potential investors do not have a financial plan. Given that we live in an era when Americans are more responsible for their own financial security than ever before, we find this statistic troubling and are working to spread the word that financial planning is a necessity, not an option.

We encourage all of our shareholders to meet regularly with their financial advisors. An effective financial plan involves much more than just opening an investment account. It includes taking a macro-level view of your circumstances and making use of thoughtful, customized long-term analysis. An effective financial plan also contains contingencies to offset potential surprises and risks, specific action steps and defined milestones to help increase your confidence and measure success. Armed with a plan, you are never alone.

In his novel “The Hobbit,” author J.R.R. Tolkien wrote, “It does not do to leave a live dragon out of your calculations, if you live near him.” Since the beginning of the financial crisis, investors have been living close to a live dragon and have felt his heat. However, as every experienced dragon slayer knows, having a comprehensive plan of attack, a wide array of tools and a team of trusted experts by your side quiets fear and fortifies you to pursue victory.

Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Economic Review

During the fiscal year ended October 31, 2013, most asset classes reported strong performance. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 27.2% return, and with nearly all sectors and capitalization ranges delivering strong performance. International equities also were solid, with developed markets outperforming emerging markets. Fixed-income results were mixed, as credit-sensitive indexes showed positive returns, while rate-sensitive indexes were affected by rising Treasury yields.

Domestically, the reporting period was dominated by news from Washington. The main topics from November 2012 through January 2013 consisted of the national election for president and congressional control and a heated debate on the fiscal cliff. Concerns about the tapering (gradual reduction) of the Federal Reserve’s Quantitative Easing (“QE”) policy, the federal government shutdown and rhetoric in Congress related to raising the debt ceiling affected trading in August, September and October 2013. The S&P 500 Index was up 10 of the 12 months of the fiscal year, including consecutively from November 2012 through May 2013. The S&P 500 Index showed modest gains in November and December 2012 of 0.58% and 0.91%, respectively, despite the political uncertainty.

The S&P 500 Index was up 10 of the 12 months of the fiscal year, including consecutively from November 2012 through May 2013.

The first quarter of calendar-year 2013 saw a substantial rally, with the S&P 500 Index up 10.6% on relief over a conclusion to a contentious election season and the implementation of the federal spending cuts on March 1. The broad-based market’s strength continued in April and May, with the S&P 500 Index returning 1.9% and 2.3%, respectively, before the market became choppy for the remainder of the reporting period on a spike in interest rates. The equity and fixed-income markets reacted to comments from Federal Reserve Chairman Ben Bernanke suggesting a tapering of the Fed’s QE program later in the year. Volatility increased materially, with substantial positive returns for the S&P 500 Index of 5.1% in July, 3.1% in September and 4.6% in October, somewhat offset by postings of -1.3% in June and -2.9% in August. A theme in the market during 2013 was “sell the rumor, buy the news,” as the market sold off modestly into the period of uncertainty, and rallied substantially as a conclusion was reached.

While gradually improving through the reporting period, U.S. economic activity was sluggish during the period, with GDP growth of 0.1%, 1.1%, 2.5% and 2.8% from calendar 4Q12 through calendar 3Q13. This was the primary impetus for the cautious approach by the Federal Reserve with regard to maintaining the QE program. Inflation remained well controlled during the reporting period, with the core Consumer Price Index (CPI) below 2% throughout the period, ending at 1.7% in October 2013. CPI, which includes the volatile food and energy categories, was actually lower than core CPI, averaging 1.6% and exiting September 2013 at 1.2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.9% to 7.2%, aided by the labor participation rate declining to 63.3% from 63.8% a year ago (the figure was more than 66% at the beginning of the 2008 recession).

The strong performance in domestic equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth and value roughly equal. The best-performing sectors in the S&P 500 Index were consumer discretionary, with 40.5%, industrials, with 35.8% and health care, with 34.3%. Consumer discretionary and industrials benefited from improved profits and expanding valuations, and health care rose in reaction to excitement surrounding new products. The worst-performing sectors were utilities, with 9.5% and telecommunications, with 13.1%. Utilities and telecommunications were relatively impacted by rising rates, as the high dividends paid by these sectors were relatively less attractive.

Economic Review (con’t.)

The strong performance in domestic equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth and value roughly equal.

International stocks were very strong at the start of the reporting period, as European shares rallied on hopes that the worst of the stress on the banking system was behind them. Asian shares rose in reaction to a U.S. rally and the prospect of additional stimulus from Japan’s Central Bank. In November and December 2012, international shares materially outperformed U.S. shares, with the MSCI ACWI ex USA Index outperforming the S&P 500 Index by nearly 4%. Throughout the year, the performance of international stocks continued to be positive but weaker relative to U.S. stocks. Europe was reminded of the fragile state of the banking systems of its weaker members, this time with Cyprus. Continued political tensions in Greece, sluggish economic growth and worries about a U.S. tapering depressed relative returns through mid-year, before the market rallied in response to stabilization of political and banking system risk. Asia was relatively strong throughout the year, primarily due to the prospect of renewed stimulus by Japan’s Central Bank and a beneficial exchange rate. Emerging market stocks lagged on concerns about China’s slowing economic growth as well as political tensions in Brazil, Turkey, North Korea and the Middle East, and steadily declining commodity prices.

Performance in the fixed-income markets was driven by a sustained period of rising rates throughout most of the reporting period. Long-term Treasury yields rose meaningfully during the period, moving from a low of 1.70% in October 2012 to a high of 3.00% in September 2013 on anticipation of the tapering of Fed policy, but fell to 2.54% by the end of October as those concerns faded. The broadly based Barclays U.S. Aggregate Bond Index posted a total return of -1.1% for the reporting period. Long-duration benchmarks showed negative relative performance, with the Barclays Long U.S. Treasury Index down 9.3%. A generally benign economic environment allowed a narrowing of most credit spreads, resulting in positive performance for high-yield and emerging market benchmarks. Municipal bonds performed largely in line with the broader index, as the positive impact from the gradual improvement in economic conditions was offset by a few high-profile events, such as the fears of a possible default of Puerto Rico, the third-largest municipal issuer behind California and New York.

Index	Fiscal Year Total Return
S&P 500®	27.18%
Russell 1000® Growth	28.30%
Russell 1000® Value	28.29%
Russell 2000®	36.28%
MSCI World ex USA	24.65%
MSCI Emerging Markets	6.53%
Barclays U.S. Aggregate Bond	-1.08%
Barclays U.S. 10-20 Year Treasury Bond	-5.23%
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays Municipal Bond	-1.72%
Barclays U.S. Corporate High Yield	8.87%
Barclays Emerging Markets USD Aggregate Bond	-1.24%

Fund Commentary	Nationwide Fund

For the annual period ended October 31, 2013, the Nationwide Fund (Institutional Service Class) returned 27.35% versus 27.18% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 925 funds as of October 31, 2013) was 26.96% for the same time period.

This fund experienced a manager change on June 17, 2013. For the period from November 1, 2012, through June 16, 2013, the Nationwide Fund returned 18.34%, compared with 16.93% for the S&P 500 Index. The Fund’s relative performance was driven by sector selection and stock selection. Underweight positions in utilities, technology and telecommunications, along with overweight positions in financials and health care were the primary drivers of sector selection.

Stock selection was most positive in consumer staples, financials and technology. Stocks with the largest contribution included Cisco Systems, Inc.; Charles Schwab Corp.; and Johnson & Johnson. Sector selection detracted from performance in consumer discretionary and energy. The stocks with the greatest negative impact included Devon Energy Corp., National Oilwell Varco, Inc. and Cognizant Technology Solutions. Following the manager change, the Nationwide Fund returned 7.62%, compared with the S&P 500 Index return of 8.76%. Talk of “tapering” (or a gradual end to the Fed’s bond purchases) dominated the market environment during this period. Beginning in May, the Federal Reserve began to hint about and then openly discuss a reduction in Quantitative Easing 3 (QE3) bond purchases because the domestic economy was showing signs of improvement. After that, the term “tapering” was at the forefront of all strategic discussions, and a rise in yields reflected a bond selloff beginning in June.

Subsequent to the Fed’s initial comments, however, the economic improvements the Fed had seen began to show cracks. Indeed, by the time the September Federal Reserve meeting came around, the Fed decided not to taper at all, implying that domestic economic fundamentals were still weak. From July and October, bonds recovered from their June selloff, producing a low single-digit return. The S&P 500 Index did even better, producing a 10% return in those four months alone.

Portfolio Performance and Return Drivers

The HighMark Core Equity team welcomed the uncertainty in the market. The strong, steady trends of the first half of the year undermined some of the information-based models that Highmark uses in its stock selection. A transition from a valuation-driven market to an earnings-driven market may benefit Highmark’s strategy going forward. Despite these developments, the Nationwide Fund underperformed the S&P 500 Index benchmark during the period from June 17, 2013 through October 31, 2013.*

The portfolio managers control sector and industry weights to ensure proper risk management and minimize industry and sector performance effects. As a result, the majority of underperformance was due to stock selection within specific sectors, and this was due to some reversal late in the year of market trends that previously dominated performance.

For example, value and economically sensitive names performed poorly, while high-quality growth stocks outperformed. Momentum returned as a driver of stock outperformance. The Nationwide Fund investment team monitors economic conditions to determine when the market favors value and momentum as selection tools. There was a small exposure to momentum stocks, but the portfolio managers wanted to see stronger investment sentiment and consumer confidence before increasing exposure to stocks with strong trends.

From a sector perspective, the strategy’s stock selection in health care was particularly beneficial, and positive contributions also came from stock selection in the materials, utilities and information technology sectors. These positive contributions were overwhelmed, however, by underperformance in the consumer staples, financials, industrials, energy and telecom services sectors.

Outlook and Positioning

It is challenging to expect the same kind of market returns going forward as those seen in the

Fund Commentary (con’t.)	Nationwide Fund

past 12 months. That said, Highmark believes that improvements in the global industrial cycle could lead to better sales and earnings and, at the very least, sustain and even elevate current market prices.

Although momentum investing may become attractive in the near future, Highmark has also chosen not to make any deliberate inclusion of momentum in its strategy at the time of this writing. An uptick in coincident economic indicators could lead to a more favorable momentum market, and management might then change the portfolio’s positioning.

The risk environment has recovered from the macro-driven volatility of the past five years and evolved to a fundamentally driven market in which stock prices are determined by the merit of the firm and its business. Such an environment is conducive to the success of active managers.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel, CFA and Edward Herbert

*HighMark Capital Management, Inc. became subadviser for the Fund on June 17, 2013.

The Fund is subject to the risks of investing in equity securities. High double-digit returns are unusual and cannot be sustained. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Fund

Objective

The Fund seeks total return through a flexible combination of capital appreciation and current income.

Highlights

•	The Nationwide Fund Institutional Service Class returned 27.35% for the annual period, outperforming the benchmark by 0.17% and the Lipper peer category median by 0.39%.

•

From a sector perspective, the strategy’s stock selection in health care was particularly beneficial, and positive contributions also came from stock selection in the materials, utilities and information technology sectors.

•	These positive contributions were overwhelmed by underperformance in the consumer staples, financials, industrials, energy and telecom services sectors.

Asset Allocation†

Common Stocks	98.2%
Mutual Fund	1.8%
Repurchase Agreement	0.2%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	8.3%
Pharmaceuticals	5.6%
Software	5.2%
Commercial Banks	4.9%
Beverages	4.7%
Chemicals	4.3%
Communications Equipment	4.3%
Insurance	4.0%
Aerospace & Defense	3.8%
Household Products	3.2%
Other Industries*	51.7%
100.0%

Top Holdings††

Wells Fargo & Co.	4.0%
QUALCOMM, Inc.	3.3%
Procter & Gamble Co. (The)	3.2%
Coca-Cola Co. (The)	3.1%
Chevron Corp.	3.0%
Pfizer, Inc.	2.9%
Goldman Sachs Group, Inc. (The)	2.9%
Union Pacific Corp.	2.8%
Boeing Co. (The)	2.7%
General Electric Co.	2.6%
Other Holdings*	69.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC1	27.09%	13.30%		5.77%
	w/ SC2	19.80%	11.97%		5.15%
Class B	w/o SC1	26.21%	12.52%		5.04%
	w/ SC3	21.21%	12.27%		5.04%
Class C	w/o SC1	26.14%	12.53%		5.04%
	w/ SC4	25.14%	12.53%		5.04%
Class R2[5,6]		26.72%	12.97%		5.53%
Institutional	w/o SC	27.35%	13.59%		6.03%
Service Class[7]	w/ SC	27.35%	12.54%	[8]	5.54%	[8]

Expense Ratios

Expense Ratio*
Class A	1.04%
Class B	1.75%
Class C	1.75%
Class R2	1.35%
Institutional Service	0.81%

*Current effective prospectus dated March 1, 2013. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D Shares.

Fund Performance (con’t.)	Nationwide Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Fund versus the S&P 500® Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,108.80	5.32	1.00
	Hypothetical[a,b]		1,000.00	1,020.16	5.09	1.00
Class B Shares	Actual	[a]	1,000.00	1,105.20	9.07	1.71
	Hypothetical[a,b]		1,000.00	1,016.59	8.69	1.71
Class C Shares	Actual	[a]	1,000.00	1,105.00	9.07	1.71
	Hypothetical[a,b]		1,000.00	1,016.59	8.69	1.71
Class R2 Shares	Actual	[a]	1,000.00	1,106.80	6.96	1.31
	Hypothetical[a,b]		1,000.00	1,018.60	6.67	1.31
Institutional Service Class Shares	Actual	[a]	1,000.00	1,110.50	4.10	0.77
	Hypothetical[a,b]		1,000.00	1,021.32	3.92	0.77

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 3.8%
Boeing Co. (The) (a)	171,600	$22,393,800
Lockheed Martin Corp.	62,600	8,347,084

		30,740,884

Automobiles 0.8%
Ford Motor Co.	394,400	6,748,184

Beverages 4.7%
Beam, Inc.	184,100	12,389,930
Coca-Cola Co. (The)	650,100	25,724,457

		38,114,387

Biotechnology 1.8%
Biogen Idec, Inc.*	32,500	7,936,175
Celgene Corp.* (a)	20,000	2,969,800
Pharmacyclics, Inc.*	35,300	4,187,992

		15,093,967

Capital Markets 2.9%
Goldman Sachs Group, Inc. (The)	146,500	23,565,990

Chemicals 4.3%
Huntsman Corp.	179,400	4,165,668
Monsanto Co.	63,800	6,691,344
PPG Industries, Inc.	87,600	15,994,008
Praxair, Inc.	68,500	8,542,635

		35,393,655

Commercial Banks 4.9%
Regions Financial Corp.	747,500	7,198,425
Wells Fargo & Co.	763,100	32,576,739

		39,775,164

Commercial Services & Supplies 0.4%
Tyco International Ltd.	88,900	3,249,295

Communications Equipment 4.3%
Cisco Systems, Inc.	371,900	8,367,750
QUALCOMM, Inc.	386,600	26,857,102

		35,224,852

Computers & Peripherals 1.6%
Apple, Inc.	25,200	13,163,220

Consumer Finance 1.1%
Discover Financial Services	180,300	9,353,964

Diversified Consumer Services 0.7%
Service Corp. International	308,500	5,556,085

Diversified Financial Services 0.5%
Citigroup, Inc.	88,900	4,336,542

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 0.8%
Verizon Communications, Inc.	125,200	$6,323,852

Electric Utilities 1.1%
Great Plains Energy, Inc.	400,700	9,392,408

Energy Equipment & Services 0.9%
Dril-Quip, Inc.*	63,900	7,503,138

Food & Staples Retailing 0.3%
CVS Caremark Corp.	33,200	2,067,032

Food Products 1.4%
Hillshire Brands Co.	348,100	11,428,123

Health Care Equipment & Supplies 2.3%
Abbott Laboratories	517,100	18,900,005

Health Care Providers & Services 2.8%
Aetna, Inc.	114,200	7,160,340
Cardinal Health, Inc.	53,800	3,155,908
McKesson Corp.	82,900	12,960,586

		23,276,834

Hotels, Restaurants & Leisure 2.2%
McDonald’s Corp.	80,100	7,731,252
Starbucks Corp.	75,100	6,086,855
Starwood Hotels & Resorts Worldwide, Inc.	53,600	3,946,032

		17,764,139

Household Durables 0.2%
Taylor Morrison Home Corp., Class A*	84,300	1,874,832

Household Products 3.2%
Procter & Gamble Co. (The)	321,800	25,985,350

Independent Power Producers & Energy Traders 0.6%
Calpine Corp.*	241,900	4,879,123

Industrial Conglomerates 2.6%
General Electric Co. (a)	804,500	21,029,630

Information Technology Services 2.4%
Amdocs Ltd.	205,900	7,916,855
Computer Sciences Corp.	141,400	6,965,364
CoreLogic, Inc.*	134,000	4,458,180

		19,340,399

Insurance 4.0%
Allied World Assurance Co. Holdings AG	50,100	5,425,329
Allstate Corp. (The)	77,900	4,133,374
HCC Insurance Holdings, Inc.	44,200	2,017,730
Travelers Cos., Inc. (The)	240,400	20,746,520

		32,322,953

Statement of Investments (Continued)

October 31, 2013

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail 0.5%
Amazon.com, Inc.*	11,300	$4,113,539

Internet Software & Services 2.6%
eBay, Inc.*	225,400	11,880,834
Google, Inc., Class A*	8,700	8,966,046

		20,846,880

Leisure Equipment & Products 0.4%
Mattel, Inc.	68,900	3,057,093

Machinery 1.9%
Crane Co.	48,900	3,105,150
Ingersoll-Rand PLC	181,600	12,263,448

		15,368,598

Media 2.6%
Liberty Media Corp., Series A*	70,300	10,749,573
Time Warner, Inc.	111,400	7,657,636
Viacom, Inc., Class B	36,700	3,056,743

		21,463,952

Multi-Utilities 1.8%
Ameren Corp.	255,000	9,225,900
DTE Energy Co.	84,100	5,814,674

		15,040,574

Office Electronics 1.5%
Xerox Corp.	1,257,800	12,502,532

Oil, Gas & Consumable Fuels 8.3%
Anadarko Petroleum Corp.	58,900	5,612,581
Cabot Oil & Gas Corp.	241,800	8,540,376
Chevron Corp.	205,400	24,639,784
EOG Resources, Inc.	53,800	9,597,920
Occidental Petroleum Corp.	99,800	9,588,784
Phillips 66	120,200	7,744,486
Southwestern Energy Co.*	66,400	2,471,408

		68,195,339

Pharmaceuticals 5.6%
AbbVie, Inc.	147,800	7,160,910
Allergan, Inc.	93,900	8,508,279
Eli Lilly & Co.	50,100	2,495,982
Johnson & Johnson	44,000	4,074,840
Pfizer, Inc. (a)	771,500	23,669,620

		45,909,631

Real Estate Investment Trusts (REITs) 2.0%
Equity Lifestyle Properties, Inc.	60,200	2,286,998
General Growth Properties, Inc.	129,000	2,738,670
Prologis, Inc.	209,700	8,377,515
Vornado Realty Trust	34,100	3,036,946

		16,440,129

Common Stocks (continued)

	Shares	Market Value

Road & Rail 3.2%
AMERCO	13,600	$2,746,248
Union Pacific Corp.	152,100	23,027,940

		25,774,188

Software 5.2%
Activision Blizzard, Inc.	251,700	4,188,288
Adobe Systems, Inc.*	110,200	5,972,840
CA, Inc.	185,200	5,881,952
Citrix Systems, Inc.*	45,100	2,560,778
Microsoft Corp.	438,500	15,500,975
Oracle Corp.	140,700	4,713,450
Rovi Corp.*	241,700	4,050,892

		42,869,175

Specialty Retail 2.6%
Home Depot, Inc. (The)	140,000	10,904,600
Lowe’s Cos., Inc.	122,700	6,108,006
Signet Jewelers Ltd.	52,300	3,904,718

		20,917,324

Textiles, Apparel & Luxury Goods 0.3%
NIKE, Inc., Class B	30,000	2,272,800

Tobacco 2.3%
Philip Morris International, Inc.	211,500	18,848,880

Wireless Telecommunication Services 0.8%
Telephone & Data Systems, Inc.	198,400	6,186,112

Total Common Stocks (cost $730,581,173)		802,210,753

Mutual Fund 1.8%
Money Market Fund 1.8%
Fidelity Institutional Money Market Fund – Institutional Class, 0.08% (b)	14,882,709	14,882,709

Total Mutual Fund (cost $14,882,709)		14,882,709

Statement of Investments (Continued)

October 31, 2013

Nationwide Fund (Continued)

Repurchase Agreement 0.2%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.10%, dated 10/31/13, due 11/01/13, repurchase price $1,307,504, collateralized by U.S. Government Agency Securities ranging from 2.50% - 7.50%, maturing 06/15/23 - 10/20/43; total market value $1,333,650 (c)	$1,307,500	$1,307,500

Total Repurchase Agreement (cost $1,307,500)		1,307,500

Total Investments (cost $746,771,382) (d) — 100.2%		818,400,962

Liabilities in excess of other assets — (0.2%)		(1,440,004)

NET ASSETS — 100.0%		$816,960,958

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2013. The total value of securities on loan at October 31, 2013 was $1,266,265.

(b)	Represents 7-day effective yield as of October 31, 2013.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2013 was $1,307,500.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
177	E-Mini S&P 500	12/20/13	$15,496,350	$749,832

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Fund
Assets:
Investments, at value* (cost $745,463,882)	$817,093,462
Repurchase agreement, at value and cost	1,307,500

Total Investments	818,400,962

Cash	15
Dividends receivable	522,714
Security lending income receivable	36
Receivable for capital shares issued	40,157
Receivable for variation margin on futures contracts	644,507
Prepaid expenses	47,593

Total Assets	819,655,984

Liabilities:
Payable for capital shares redeemed	744,934
Payable upon return of securities loaned (Note 2)	1,307,500
Accrued expenses and other payables:
Investment advisory fees	366,930
Fund administration fees	77,766
Distribution fees	20,014
Administrative servicing fees	40,200
Accounting and transfer agent fees	53,632
Trustee fees	3,014
Custodian fees	2,497
Compliance program costs (Note 3)	648
Professional fees	22,153
Printing fees	54,674
Other	1,064

Total Liabilities	2,695,026

Net Assets	$816,960,958

Represented by:
Capital	$838,845,374
Accumulated undistributed net investment income	3,041,985
Accumulated net realized losses from investment, futures, and foreign currency transactions	(97,305,813)
Net unrealized appreciation/(depreciation) from investments	71,629,580
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	749,832

Net Assets	$816,960,958

Net Assets:
Class A Shares	$72,276,586
Class B Shares	4,078,486
Class C Shares	1,720,677
Class R2 Shares	34,631
Institutional Service Class Shares	738,850,578

Total	$816,960,958

*	Includes value of securities on loan of $1,266,265 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,803,054
Class B Shares	227,144
Class C Shares	96,056
Class R2 Shares	1,856
Institutional Service Class Shares	39,423,042

Total	43,551,152

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$19.00
Class B Shares (b)	$17.96
Class C Shares (c)	$17.91
Class R2 Shares	$18.66
Institutional Service Class Shares	$18.74
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$20.16

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$14,946,983
Income from securities lending (Note 2)	33,268
Foreign tax withholding	(80,055)

Total Income	14,900,196

EXPENSES:
Investment advisory fees	4,162,445
Fund administration fees	573,304
Distribution fees Class A	168,873
Distribution fees Class B	40,245
Distribution fees Class C	16,636
Distribution fees Class R2	153
Administrative servicing fees Class A	24,212
Administrative servicing fees Class R2	20
Administrative servicing fees Institutional Service Class	312,894
Registration and filing fees	58,157
Professional fees	45,406
Printing fees	124,904
Trustee fees	26,305
Custodian fees	26,951
Accounting and transfer agent fees	313,859
Compliance program costs (Note 3)	2,865
Other	19,129

Total expenses before earnings credit and fees waived	5,916,358

Earnings credit (Note 5)	(84)
Investment advisory fees waived (Note 3)	(178,490)

Net Expenses	5,737,784

NET INVESTMENT INCOME	9,162,412

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	163,704,456
Net realized gains from futures transactions (Note 2)	2,224,108
Net realized gains from foreign currency transactions (Note 2)	28,074

Net realized gains from investment, futures, and foreign currency transactions	165,956,638

Net change in unrealized appreciation/(depreciation) from investments	(2,672,463)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	749,832
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	294

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(1,922,337)

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	164,034,301

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$173,196,713

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$9,162,412	$8,972,123
Net realized gains from investment transactions, futures, and foreign currency transactions	165,956,638	59,175,296
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(1,922,337)	10,255,380

Change in net assets resulting from operations	173,196,713	78,402,799

Distributions to Shareholders From:
Net investment income:
Class A	(773,765)	(609,251)
Class B	(27,931)	(21,715)
Class C	(13,642)	(10,275)
Class R2	(276)	(346)
Institutional Service Class (a)	(9,023,088)	(7,672,589)

Change in net assets from shareholder distributions	(9,838,702)	(8,314,176)

Change in net assets from capital transactions	(3,736,214)	(123,562,254)

Change in net assets	159,621,797	(53,473,631)

Net Assets:
Beginning of year	657,339,161	710,812,792

End of year	$816,960,958	$657,339,161

Accumulated undistributed net investment income at end of year	$3,041,985	$3,690,201

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,525,304	$3,050,931
Dividends reinvested	749,852	589,521
Cost of shares redeemed	(10,469,172)	(11,202,525)

Total Class A Shares	(5,194,016)	(7,562,073)

Class B Shares
Proceeds from shares issued	277,905	332,420
Dividends reinvested	27,199	20,700
Cost of shares redeemed	(1,094,801)	(1,374,022)

Total Class B Shares	(789,697)	(1,020,902)

Class C Shares
Proceeds from shares issued	267,698	269,240
Dividends reinvested	5,810	3,272
Cost of shares redeemed	(892,823)	(583,684)

Total Class C Shares	(619,315)	(311,172)

Class R2 Shares
Proceeds from shares issued	1,109	1,235
Dividends reinvested	276	346
Cost of shares redeemed	–	(32,213)

Total Class R2 Shares	1,385	(30,632)

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Proceeds from shares issued	$83,934,260	$13,002,246
Dividends reinvested	8,537,120	7,290,252
Cost of shares redeemed	(89,605,951)	(134,929,973)

Total Institutional Service Class Shares	2,865,429	(114,637,475)

Change in net assets from capital transactions	$(3,736,214)	$(123,562,254)

SHARE TRANSACTIONS:
Class A Shares
Issued	266,000	209,570
Reinvested	46,308	43,369
Redeemed	(616,200)	(772,690)

Total Class A Shares	(303,892)	(519,751)

Class B Shares
Issued	17,322	25,453
Reinvested	1,849	1,668
Redeemed	(68,277)	(100,522)

Total Class B Shares	(49,106)	(73,401)

Class C Shares
Issued	16,061	19,438
Reinvested	395	264
Redeemed	(57,307)	(42,427)

Total Class C Shares	(40,851)	(22,725)

Class R2 Shares
Issued	67	87
Reinvested	17	26
Redeemed	–	(2,234)

Total Class R2 Shares	84	(2,121)

Institutional Service Class Shares (a)
Issued	4,846,781	911,791
Reinvested	529,414	538,914
Redeemed	(5,428,374)	(9,370,479)

Total Institutional Service Class Shares	(52,179)	(7,919,774)

Total change in shares	(445,944)	(8,537,772)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$15.13	0.19	3.87	4.06	(0.19)	(0.19)	–	$19.00	27.09%	$72,276,586	1.01%	1.08%		1.04%	113.60%
Year Ended October 31, 2012 (d)	$13.70	0.16	1.41	1.57	(0.14)	(0.14)	–	$15.13	11.56%	$62,152,954	1.03%	1.09%		1.04%	29.11%
Year Ended October 31, 2011 (d)	$12.93	0.12	0.73	0.85	(0.08)	(0.08)	–	$13.70	6.57%	$63,407,121	1.02%	0.86%		1.03%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.51	0.07	1.42	1.49	(0.07)	(0.07)	–	$12.93	13.00%	$56,960,330	1.09%	0.60%		1.09%	62.51%
Year Ended October 31, 2009 (d)	$10.69	0.11	0.86	0.97	(0.15)	(0.15)	–	$11.51	9.36%	$61,414,353	1.17%	1.13%		1.17%	145.13%

Class B Shares
Year Ended October 31, 2013 (d)	$14.33	0.06	3.67	3.73	(0.10)	(0.10)	–	$17.96	26.21%	$4,078,486	1.73%	0.38%		1.75%	113.60%
Year Ended October 31, 2012 (d)	$13.01	0.05	1.33	1.38	(0.06)	(0.06)	–	$14.33	10.72%	$3,958,689	1.74%	0.38%		1.75%	29.11%
Year Ended October 31, 2011 (d)	$12.30	0.02	0.70	0.72	(0.01)	(0.01)	–	$13.01	5.87%	$4,547,418	1.76%	0.12%		1.77%	24.31%	(e)
Year Ended October 31, 2010 (d)	$10.97	(0.01)	1.35	1.34	(0.01)	(0.01)	–	$12.30	12.26%	$5,005,055	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (d)	$10.20	0.05	0.81	0.86	(0.09)	(0.09)	–	$10.97	8.59%	$5,707,151	1.86%	0.50%		1.86%	145.13%

Class C Shares
Year Ended October 31, 2013 (d)	$14.30	0.06	3.66	3.72	(0.11)	(0.11)	–	$17.91	26.14%	$1,720,677	1.73%	0.40%		1.75%	113.60%
Year Ended October 31, 2012 (d)	$12.98	0.05	1.34	1.39	(0.07)	(0.07)	–	$14.30	10.76%	$1,957,387	1.74%	0.38%		1.75%	29.11%
Year Ended October 31, 2011 (d)	$12.27	0.02	0.71	0.73	(0.02)	(0.02)	–	$12.98	5.91%	$2,071,661	1.75%	0.14%		1.76%	24.31%	(e)
Year Ended October 31, 2010 (d)	$10.95	(0.01)	1.35	1.34	(0.02)	(0.02)	–	$12.27	12.22%	$448,417	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (d)	$10.18	0.04	0.82	0.86	(0.09)	(0.09)	–	$10.95	8.69%	$487,402	1.86%	0.43%		1.86%	145.13%

Class R2 Shares (f)
Year Ended October 31, 2013 (d)	$14.87	0.13	3.81	3.94	(0.15)	(0.15)	–	$18.66	26.72%	$34,631	1.29%	0.79%		1.31%	113.60%
Year Ended October 31, 2012 (d)	$13.48	0.11	1.39	1.50	(0.11)	(0.11)	–	$14.87	11.21%	$26,348	1.35%	0.79%		1.36%	29.11%
Year Ended October 31, 2011 (d)	$12.74	0.06	0.73	0.79	(0.05)	(0.05)	–	$13.48	6.18%	$52,457	1.44%	0.46%		1.44%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.37	0.06	1.38	1.44	(0.07)	(0.07)	–	$12.74	12.74%	$1,096	1.30%	0.53%		1.30%	62.51%
Year Ended October 31, 2009 (d)	$10.57	0.09	0.84	0.93	(0.13)	(0.13)	–	$11.37	9.08%	$7,001	1.37%	0.88%		1.37%	145.13%

Institutional Service Class Shares (g)
Year Ended October 31, 2013 (d)	$14.93	0.22	3.82	4.04	(0.23)	(0.23)	–	$18.74	27.35%	$738,850,578	0.77%	1.31%		0.80%	113.60%
Year Ended October 31, 2012 (d)	$13.52	0.19	1.39	1.58	(0.17)	(0.17)	–	$14.93	11.82%	$589,243,783	0.80%	1.33%		0.81%	29.11%
Year Ended October 31, 2011 (d)	$12.75	0.15	0.73	0.88	(0.11)	(0.11)	–	$13.52	6.88%	$640,734,133	0.82%	1.06%		0.83%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.35	0.10	1.40	1.50	(0.10)	(0.10)	–	$12.75	13.24%	$768,450,202	0.83%	0.84%		0.83%	62.51%
Year Ended October 31, 2009 (d)	$10.54	0.14	0.85	0.99	(0.18)	(0.18)	–	$11.35	9.70%	$621,559,334	0.92%	1.39%		0.92%	145.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Excludes merger activity.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Global Equity Fund

For the period from July 1, 2013, through October 31, 2013*, the Nationwide Global Equity Fund (Class A at NAV) returned 14.43% versus 12.41% for its benchmark, the MSCI World IndexSM Free. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 164 funds as of October 31, 2013) was 11.17% for the same period.

During the period, market returns were strong, as the U.S. showed signs of continued recovery. At the same time, confidence in a European recovery improved as unemployment stabilized and the Spanish real estate market, which had been in a state of oversupply, appeared to bottom. This return of confidence was demonstrated by a sharp rally in the European peripheral markets of Spain, Italy and Greece, which had previously been severely depressed.

During the four-month period, stock selection contributed to the Fund’s returns, while sector allocation was modestly negative for results.

As investors gained confidence in the recovery, the best-performing sectors were those underpinned by the economic background, including the consumer discretionary, materials, telecom services and financials sectors.

The stocks that contributed most to performance were Facebook, Inc., which is a U.S. social media company that saw its investors gain confidence in the company’s mobile advertising strategy; Carrefour S.A., a French retailer that performed well as the company restructured and benefited from recovery; Apollo Group, Inc., a U.S. education services company that underwent a successful restructuring; and Petrominerales Ltd., an oil exploration company with properties in Latin America that was acquired by Pacific Rubiales Energy Corp.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Charles Burbeck** and Nick Irish, ASIP

*A four-month reporting period is shown since the Fund has changed its fiscal year end from June 30 to October 31. This abbreviated reporting period provides limited insights.

**Charles Burbeck was added as a portfolio manager to the Fund on October 28, 2013.

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies, as well as the risks of investing in foreign securities. Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. The Fund may invest in more aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Global Equity Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Highlights

•	For the period, the Nationwide Global Equity Fund Class A (at NAV) returned 14.43%, outperforming the benchmark by 2.02% and the Lipper peer category by 3.26%

•	Stock selection contributed to returns, while sector allocation was modestly negative for results.

•

As investors gained confidence in the recovery, the best-performing sectors were those underpinned by the economic background, including the consumer discretionary, materials, telecom services and financials sectors.

Asset Allocation†

Common Stocks	99.0%
Mutual Fund	0.9%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries††

Commercial Banks	10.0%
Oil, Gas & Consumable Fuels	8.3%
Insurance	5.6%
Pharmaceuticals	4.9%
Capital Markets	3.8%
Food Products	3.7%
Internet Software & Services	3.5%
Semiconductors & Semiconductor Equipment	3.1%
Machinery	2.8%
Automobiles	2.7%
Other Industries	51.6%
100.0%

Top Holdings††

Google, Inc., Class A	2.6%
Thermo Fisher Scientific, Inc.	1.8%
Toyota Motor Corp.	1.8%
Carrefour SA	1.8%
ORIX Corp.	1.6%
BP PLC	1.6%
Morgan Stanley	1.6%
Nestle SA	1.6%
Procter & Gamble Co. (The)	1.6%
China Construction Bank Corp., H Shares	1.5%
Other Holdings	82.5%
100.0%

Top Countries††

United States	38.4%
Japan	13.2%
United Kingdom	8.9%
Switzerland	5.1%
Canada	4.9%
France	3.7%
Ireland	3.0%
Germany	2.8%
China	2.4%
Hong Kong	2.2%
Other Countries	15.4%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

Fund Performance	Nationwide Global Equity Fund

Average Annual Total Return

(For periods ended October 31, 2013)		Period Ended October 31, 2013*	1 Yr.		5 Yr.	10 Yr.
Class A1	w/o SC2	14.43%	27.19%		14.34%	6.73%
	w/ SC3	7.85%	20.16%		13.07%	6.13%
Class C1	w/o SC2	14.10%	26.37%		13.52%	5.95%
	w/ SC4	13.10%	25.37%		13.52%	5.95%
Institutional Service Class[5]		14.50%	27.50%	[6,7]	–	–
Institutional Class[1,5,8]		14.49%	27.58%		14.71%	7.04%

*For the period from June 30, 2013 through October 31, 2013. Not annualized.

Expense Ratios

	Gross Ratio*	Expense Ratio*
Class A	1.53%	1.22%
Class C	2.26%	1.95%
Institutional Service	1.31%	1.00%
Institutional Class	1.26%	0.95%

*Current effective prospectus dated October 28, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Not annualized.

[8]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Fund Performance (con’t.)	Nationwide Global Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Fund versus the MSCI World Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Global Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Global Equity Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,112.90	6.23	1.17
	Hypothetical	[a,b]	1,000.00	1,019.31	5.96	1.17
Class C Shares	Actual	[a]	1,000.00	1,108.20	10.36	1.95
	Hypothetical	[a,b]	1,000.00	1,015.38	9.91	1.95
Institutional Service Class Shares	Actual	[a]	1,000.00	1,114.30	5.49	1.03
	Hypothetical	[a,b]	1,000.00	1,020.01	5.24	1.03
Institutional Class Shares	Actual	[a]	1,000.00	1,114.20	5.06	0.95
	Hypothetical	[a,b]	1,000.00	1,020.42	4.84	0.95

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Global Equity Fund

Common Stocks 99.0%

	Shares	Market Value

AUSTRIA 0.6%
Real Estate Management & Development 0.6%
Immofinanz AG*	121,044	$530,123

BRAZIL 1.9%
Information Technology Services 0.8%
Cielo SA	22,180	673,261

Insurance 1.1%
BB Seguridade Participacoes SA	90,322	986,599

		1,659,860

CANADA 4.9%
Airlines 1.1%
Westjet Airlines Ltd.	38,500	1,006,949

Oil, Gas & Consumable Fuels 3.8%
Canadian Oil Sands Ltd.	28,500	555,431
Gran Tierra Energy, Inc.*	88,000	663,387
Lightstream Resources Ltd.	54,202	348,298
Petrobank Energy & Resources Ltd.*	54,400	19,305
Petrominerales Ltd.	40,500	465,732
ShaMaran Petroleum Corp.*	881,000	363,334
Suncor Energy, Inc.	25,000	908,501

		3,323,988

		4,330,937

CHINA 2.4%
Commercial Banks 1.6%
China Construction Bank Corp., H Shares	1,766,450	1,374,346

Electronic Equipment, Instruments & Components 0.8%
Hollysys Automation Technologies Ltd.*	43,300	726,141

		2,100,487

FRANCE 3.7%
Automobiles 0.8%
Peugeot SA*	55,547	730,720

Electrical Equipment 1.1%
Schneider Electric SA	11,664	981,500

Food & Staples Retailing 1.8%
Carrefour SA	44,232	1,614,581

		3,326,801

GERMANY 2.8%
Multi-Utilities 0.7%
E.ON SE	32,457	591,643

Pharmaceuticals 1.3%
Bayer AG REG	9,606	1,191,646

Semiconductors & Semiconductor Equipment 0.8%
Infineon Technologies AG	72,463	701,032

		2,484,321

Common Stocks (continued)

	Shares	Market Value

HONG KONG 2.2%
Insurance 1.4%
AIA Group Ltd.	250,855	$1,273,800

Wireless Telecommunication Services 0.8%
China Mobile Ltd.	64,500	670,261

		1,944,061

INDONESIA 0.7%
Commercial Banks 0.7%
Bank Rakyat Indonesia Persero Tbk PT	874,600	613,818

IRELAND 3.0%
Health Care Equipment & Supplies 0.9%
Covidien PLC	12,004	769,576

Information Technology Services 0.8%
Accenture PLC, Class A	9,900	727,650

Machinery 1.3%
Ingersoll-Rand PLC	17,400	1,175,022

		2,672,248

ISRAEL 0.7%
Software 0.7%
Check Point Software Technologies Ltd.*	10,900	632,418

ITALY 0.7%
Commercial Banks 0.7%
Intesa Sanpaolo SpA	254,383	631,092

JAPAN 13.1%
Airlines 1.0%
Japan Airlines Co., Ltd.	15,900	929,392

Automobiles 1.9%
Toyota Motor Corp.	25,200	1,633,923

Commercial Banks 1.2%
Mitsubishi UFJ Financial Group, Inc.	171,300	1,090,884

Diversified Consumer Services 0.7%
Benesse Holdings, Inc.	16,700	622,441

Diversified Financial Services 1.6%
ORIX Corp.	83,900	1,453,240

Household Durables 1.1%
Panasonic Corp.	99,200	1,016,736

Leisure Equipment & Products 0.9%
Sankyo Co., Ltd.	16,000	760,943

Machinery 0.9%
THK Co., Ltd.	35,000	763,994

Personal Products 1.3%
Shiseido Co., Ltd.	70,400	1,204,333

Pharmaceuticals 0.7%
Astellas Pharma, Inc.	11,900	663,382

Statement of Investments (Continued)

October 31, 2013

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Management & Development 0.7%
Sumitomo Realty & Development Co., Ltd.	13,000	$615,114

Trading Companies & Distributors 1.1%
ITOCHU Corp.	81,700	982,373

		11,736,755

NETHERLANDS 2.0%
Beverages 1.0%
Heineken NV	13,423	924,942

Chemicals 1.0%
Koninklijke DSM NV	11,737	887,230

		1,812,172

NORWAY 1.2%
Diversified Telecommunication Services 1.2%
Telenor ASA	45,302	1,088,499

RUSSIA 0.7%
Commercial Banks 0.7%
Sberbank of Russia	195,843	628,041

SOUTH AFRICA 1.4%
Media 1.4%
Naspers Ltd., Class N	13,567	1,269,923

SOUTH KOREA 1.3%
Semiconductors & Semiconductor Equipment 1.3%
Samsung Electronics Co., Ltd.	827	1,140,482

SPAIN 2.1%
Commercial Banks 1.0%
Banco Santander SA	97,743	866,518

Construction & Engineering 1.1%
Obrascon Huarte Lain SA	24,851	1,040,871

		1,907,389

SWEDEN 0.5%
Oil, Gas & Consumable Fuels 0.5%
Lundin Petroleum AB*	23,246	479,059

SWITZERLAND 5.1%
Capital Markets 1.1%
Credit Suisse Group AG REG*	32,243	1,003,014

Food Products 1.7%
Nestle SA REG	19,250	1,389,541

Metals & Mining 1.0%
Glencore Xstrata PLC*	170,217	926,359

Pharmaceuticals 1.3%
Novartis AG REG	15,360	1,192,283

		4,511,197

Common Stocks (continued)

	Shares	Market Value

TAIWAN 0.9%
Computers & Peripherals 0.9%
Catcher Technology Co., Ltd., GDR Reg. S	27,000	$785,689

THAILAND 0.7%
Commercial Banks 0.7%
Kasikornbank PCL	98,300	614,557

UNITED KINGDOM 8.9%
Beverages 0.8%
SABMiller PLC	13,362	696,706

Capital Markets 1.1%
Aberdeen Asset Management PLC	143,847	1,020,858

Food Products 0.7%
Associated British Foods PLC	17,879	649,991

Insurance 0.7%
Direct Line Insurance Group PLC	174,537	629,668

Metals & Mining 1.0%
Rio Tinto PLC	17,459	883,429

Oil, Gas & Consumable Fuels 1.7%
BP PLC	184,094	1,429,050

Real Estate Investment Trusts (REITs) 0.8%
Big Yellow Group PLC	100,035	749,221

Textiles, Apparel & Luxury Goods 0.8%
Burberry Group PLC	30,375	746,421

Tobacco 1.3%
Imperial Tobacco Group PLC	31,267	1,167,321

		7,972,665

UNITED STATES 37.5%
Biotechnology 1.0%
Celgene Corp.*	5,800	861,242

Building Products 1.0%
Owens Corning, Inc.*	25,600	919,808

Capital Markets 1.6%
Morgan Stanley	48,400	1,390,532

Chemicals 1.5%
LyondellBasell Industries NV, Class A	17,825	1,329,745

Commercial Banks 3.4%
BankUnited, Inc.	24,100	741,557
PNC Financial Services Group, Inc. (The)	13,200	970,596
Wells Fargo & Co.	30,700	1,310,583

		3,022,736

Commercial Services & Supplies 1.3%
Herman Miller, Inc.	38,600	1,171,124

Containers & Packaging 1.0%
Rock Tenn Co., Class A	8,300	888,183

Diversified Consumer Services 1.1%
Apollo Group, Inc., Class A*	36,600	976,854

Statement of Investments (Continued)

October 31, 2013

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Food Products 1.3%
Hormel Foods Corp.	26,600	$1,156,036

Health Care Equipment & Supplies 1.3%
St. Jude Medical, Inc.	20,500	1,176,495

Health Care Providers & Services 1.5%
UnitedHealth Group, Inc.	20,000	1,365,200

Hotels, Restaurants & Leisure 1.2%
Royal Caribbean Cruises Ltd.	24,700	1,038,388

Household Durables 1.1%
Whirlpool Corp.	6,500	949,065

Household Products 2.5%
Colgate-Palmolive Co.	13,800	893,274
Procter & Gamble Co. (The)	17,100	1,380,825

		2,274,099

Insurance 2.4%
Principal Financial Group, Inc.	23,500	1,115,310
Prudential Financial, Inc.	12,100	984,819

		2,100,129

Internet Software & Services 3.6%
Facebook, Inc., Class A*	18,391	924,332
Google, Inc., Class A*	2,240	2,308,500

		3,232,832

Life Sciences Tools & Services 1.8%
Thermo Fisher Scientific, Inc.	16,800	1,642,704

Machinery 0.6%
Timken Co.	9,400	496,414

Media 1.1%
Viacom, Inc., Class B	12,200	1,016,138

Multi-Utilities 0.8%
MDU Resources Group, Inc.	24,100	717,698

Oil, Gas & Consumable Fuels 2.3%
Hess Corp.	12,800	1,039,360
Occidental Petroleum Corp.	10,500	1,008,840

		2,048,200

Pharmaceuticals 1.4%
AbbVie, Inc.	26,600	1,288,770

Semiconductors & Semiconductor Equipment 1.0%
Micron Technology, Inc.*	49,400	873,392

Software 0.8%
Symantec Corp.	30,900	702,666

Specialty Retail 0.9%
Lowe's Cos., Inc.	16,300	811,414

		33,449,864

Total Common Stocks (cost $70,481,773)		88,322,458

Mutual Fund 0.9%

	Shares	Market Value

Money Market Fund 0.9%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	840,516	$840,516

Total Mutual Fund (cost $840,516)		840,516

Total Investments (cost $71,322,289) (b) — 99.9%		89,162,974

Other assets in excess of liabilities — 0.1%		98,345

NET ASSETS — 100.0%		$89,261,319

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2013.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

Tbk PT	State Owned Company

Statement of Investments (Continued)

October 31, 2013

Nationwide Global Equity Fund (Continued)

At October 31, 2013, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Morgan Stanley Co., Inc.	11/20/13	(940,000)	$(884,069)	$(887,480)	$(3,411)
Brazilian Real	Credit Suisse International	11/20/13	(2,770,000)	(1,178,924)	(1,231,660)	(52,736)
British Pound	Credit Suisse International	11/20/13	(1,875,000)	(2,898,866)	(3,006,011)	(107,145)
British Pound	Credit Suisse International	11/20/13	(230,000)	(356,763)	(368,737)	(11,974)
Canadian Dollar	Credit Suisse International	11/20/13	(3,320,000)	(3,205,026)	(3,182,864)	22,162
Chinese Yuan	Credit Suisse International	11/20/13	(12,045,000)	(1,944,467)	(1,974,779)	(30,312)
Euro	Credit Suisse International	11/20/13	(375,000)	(501,404)	(509,176)	(7,772)
Euro	Goldman Sachs International	11/20/13	(460,000)	(627,957)	(624,590)	3,367
Euro	Morgan Stanley Co., Inc.	11/20/13	(195,000)	(261,990)	(264,772)	(2,782)
Hong Kong Dollar	Credit Suisse International	11/20/13	(1,795,000)	(231,521)	(231,533)	(12)
Indonesian Rupiah	Credit Suisse International	11/20/13	(7,211,300,001)	(675,848)	(637,955)	37,893
Israeli New Shekel	Credit Suisse International	11/20/13	(1,865,000)	(523,538)	(528,729)	(5,191)
Japanese Yen	Credit Suisse International	11/20/13	(98,100,000)	(1,002,312)	(997,737)	4,575
Japanese Yen	Goldman Sachs International	11/20/13	(43,500,000)	(446,990)	(442,422)	4,568
Japanese Yen	Credit Suisse International	11/20/13	(35,200,000)	(358,808)	(358,005)	803
Japanese Yen	Goldman Sachs International	11/20/13	(42,700,000)	(435,958)	(434,286)	1,672
Korean Won	Credit Suisse International	11/20/13	(914,000,000)	(814,835)	(860,585)	(45,750)
South African Rand	Credit Suisse International	11/20/13	(4,030,000)	(401,978)	(400,515)	1,463
South African Rand	Credit Suisse International	11/20/13	(8,370,000)	(828,422)	(831,839)	(3,417)
Swedish Krona	Credit Suisse International	11/20/13	(2,650,000)	(404,143)	(408,784)	(4,641)
Swiss Franc	Credit Suisse International	11/20/13	(2,160,000)	(2,316,801)	(2,380,867)	(64,066)
Taiwan Dollar	Credit Suisse International	11/20/13	(19,200,000)	(650,847)	(653,763)	(2,916)
Taiwan Dollar	Credit Suisse International	11/20/13	(20,200,000)	(675,585)	(687,814)	(12,229)
Thailand Baht	Credit Suisse International	11/20/13	(16,380,000)	(521,158)	(525,715)	(4,557)

Total Short Contracts				$(22,148,210)	$(22,430,618)	$(282,408)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Credit Suisse International	11/20/13	585,000	$529,469	$552,315	$22,846
Australian Dollar	Credit Suisse International	11/20/13	650,000	627,299	613,683	(13,616)
British Pound	Credit Suisse International	11/20/13	455,000	733,846	729,459	(4,387)
British Pound	Morgan Stanley Co., Inc.	11/20/13	510,000	814,822	817,635	2,813
British Pound	Credit Suisse International	11/20/13	235,000	380,683	376,753	(3,930)
Danish Krone	Credit Suisse International	11/20/13	2,240,000	398,401	407,827	9,426
Euro	Credit Suisse International	11/20/13	1,835,000	2,432,672	2,491,569	58,897
Euro	Goldman Sachs International	11/20/13	355,000	481,471	482,020	549
Euro	Goldman Sachs International	11/20/13	195,000	265,078	264,772	(306)
Indonesian Rupiah	Credit Suisse International	11/20/13	1,603,500,000	136,468	141,855	5,387
Japanese Yen	Goldman Sachs International	11/20/13	47,300,000	487,495	481,070	(6,425)
Mexican Peso	Credit Suisse International	11/20/13	10,770,000	836,460	824,356	(12,104)
Norwegian Krone	Credit Suisse International	11/20/13	660,000	111,647	110,802	(845)
Philippine Peso	Credit Suisse International	11/20/13	33,550,000	765,982	776,745	10,763
Singapore Dollar	Credit Suisse International	11/20/13	780,000	616,093	627,926	11,833
Swiss Franc	Goldman Sachs International	11/20/13	285,000	311,903	314,142	2,239
Taiwan Dollar	Credit Suisse International	11/20/13	20,200,000	676,717	687,814	11,097
Thailand Baht	Credit Suisse International	11/20/13	2,970,000	91,537	95,322	3,785

Total Long Contracts				$10,698,043	$10,796,065	$98,022

Statement of Investments (Continued)

October 31, 2013

Nationwide Global Equity Fund (Continued)

At October 31, 2013, the Fund's open forward foreign cross currency contracts were as follows (Note 2):

Counterparty	Delivery Date		Currency Received		Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	11/20/13	645,000	Euro	(789,806)	Swiss Franc	$870,567	$875,783	$5,216

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Global Equity Fund
Assets:
Investments, at value (cost $71,322,289)	$89,162,974
Cash	603
Foreign currencies, at value (cost $109,272)	109,221
Dividends receivable	140,003
Receivable for capital shares issued	33,498
Reclaims receivable	85,410
Unrealized appreciation on forward foreign currency contracts (Note 2)	221,354
Prepaid expenses	45,531

Total Assets	89,798,594

Liabilities:
Payable for capital shares redeemed	10,855
Unrealized depreciation on forward foreign currency contracts (Note 2)	400,524
Accrued expenses and other payables:
Investment advisory fees	24,276
Fund administration fees	18,397
Distribution fees	25,775
Administrative servicing fees	6,307
Accounting and transfer agent fees	34,483
Trustee fees	230
Custodian fees	920
Compliance program costs (Note 3)	69
Professional fees	11,483
Printing fees	3,912
Other	44

Total Liabilities	537,275

Net Assets	$89,261,319

Represented by:
Capital	$93,714,809
Accumulated undistributed net investment income	1,546,890
Accumulated net realized losses from investment, forward and foreign currency transactions	(23,666,686)
Net unrealized appreciation/(depreciation) from investments	17,840,685
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(179,170)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	4,791

Net Assets	$89,261,319

Net Assets:
Class A Shares	$53,641,815
Class C Shares	17,153,292
Institutional Service Class Shares	18,002
Institutional Class Shares	18,448,210

Total	$89,261,319

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Global Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,487,380
Class C Shares	1,170,486
Institutional Service Class Shares	1,140
Institutional Class Shares	1,167,434

Total	5,826,440

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.38
Class C Shares (b)	$14.65
Institutional Service Class Shares	$15.79
Institutional Class Shares	$15.80
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.32

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

	Nationwide Global Equity Fund
	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013
INVESTMENT INCOME:
Dividend income	$598,687	$2,166,447
Income from securities lending (Note 2)	–	10,709
Foreign tax withholding	(16,462)	(198,342)

Total Income	582,225	1,978,814

EXPENSES:
Investment advisory fees	218,922	639,111
Fund administration fees	57,130	138,211
Distribution fees Class A	44,460	129,357
Distribution fees Class C	55,993	120,492
Administrative servicing fees Class A	9,559	5,030
Administrative servicing fees Institutional Service Class	4	5 (b)
Registration and filing fees	8,896	50,936
Professional fees	28,796	89,329
Printing fees	18,843	38,069
Trustee fees	889	10,944
Custodian fees	3,928	29,019
Accounting and transfer agent fees	61,008	144,509
Compliance program costs (Note 3)	155	215
Other	641	9,940

Total expenses before earnings credit and expenses reimbursed	509,224	1,405,167

Earnings credit (Note 5)	–	(19)
Expenses reimbursed by adviser (Note 3)	(121,797)	(240,312)

Net Expenses	387,427	1,164,836

NET INVESTMENT INCOME	194,798	813,978

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,966,000	3,043,386
Net realized gains from forward and foreign currency transactions (Note 2)	3,424	732,528

Net realized gains from investment, forward and foreign currency transactions	2,969,424	3,775,914

Net change in unrealized appreciation/(depreciation) from investments	8,643,155	9,814,269
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(195,364)	(65,086)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	5,066	(35,308)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	8,452,857	9,713,875

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	11,422,281	13,489,789

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,617,079	$14,303,767

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Global Equity Fund
	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013	Year Ended June 30, 2012
Operations:
Net investment income	$194,798	$813,978	$744,985
Net realized gains from investment, forward and foreign currency transactions	2,969,424	3,775,914	74,783
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	8,452,857	9,713,875	(9,383,464)

Change in net assets resulting from operations	11,617,079	14,303,767	(8,563,696)

Distributions to Shareholders From:
Net investment income:
Class A	–	(1,581,927)	(53,767)
Class B (b)	–	–	–
Class C	–	(393,807)	–
Institutional Service Class	–	– (c)	–
Institutional Class	–	(602,314)	(102,576)

Change in net assets from shareholder distributions	–	(2,578,048)	(156,343)

Change in net assets from capital transactions	(7,709,816)	(14,133,643)	(15,381,872)

Change in net assets	3,907,263	(2,407,924)	(24,101,911)

Net Assets:
Beginning of period	85,354,056	87,761,980	111,863,891

End of period	$89,261,319	$85,354,056	$87,761,980

Accumulated undistributed net investment income at end of period	$1,546,890	$1,261,113	$2,327,148

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$440,414	$1,647,375	$1,218,284
Proceeds from shares issued from class conversion	–	–	104,549
Dividends reinvested	–	1,377,187	47,824
Cost of shares redeemed	(4,601,651)	(11,514,649)	(11,351,274)

Total Class A Shares	(4,161,237)	(8,490,087)	(9,980,617)

Class B Shares (b)
Proceeds from shares issued	–	–	–
Proceeds from shares issued from class conversion	–	–	(104,549)
Dividends reinvested	–	–	–
Cost of shares redeemed	–	–	(490,312)

Total Class B Shares	–	–	(594,861)

Class C Shares
Proceeds from shares issued	50,604	54,646	288,598
Dividends reinvested	–	338,494	–
Cost of shares redeemed	(862,887)	(2,980,619)	(3,389,757)

Total Class C Shares	(812,283)	(2,587,479)	(3,101,159)

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	Effective March 1, 2012, Class B Shares were converted to Class A Shares.
(c)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Global Equity Fund
	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013	Year Ended June 30, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$–	$14,400 (c)	$–
Dividends reinvested	–	– (c)	–
Cost of shares redeemed	–	– (c)	–

Total Institutional Service Class Shares	–	14,400 (c)	–

Institutional Class Shares
Proceeds from shares issued	575,668	2,594,053	693,702
Dividends reinvested	–	598,460	102,029
Cost of shares redeemed	(3,311,964)	(6,262,990)	(2,500,966)

Total Institutional Class Shares	(2,736,296)	(3,070,477)	(1,705,235)

Change in net assets from capital transactions	$(7,709,816)	$(14,133,643)	$(15,381,872)

SHARE TRANSACTIONS:
Class A Shares
Issued	30,077	122,486	104,403
Issued in class conversion	–	–	8,341
Reinvested	–	116,218	4,482
Redeemed	(315,777)	(902,064)	(981,905)

Total Class A Shares	(285,700)	(663,360)	(864,679)

Class B Shares (b)
Issued	–	–	–
Issued in class conversion	–	–	(8,565)
Reinvested	–	–	–
Redeemed	–	–	(39,769)

Total Class B Shares	–	–	(48,334)

Class C Shares
Issued	3,567	4,604	27,117
Reinvested	–	29,771	–
Redeemed	(62,024)	(244,236)	(305,035)

Total Class C Shares	(58,457)	(209,861)	(277,918)

Institutional Service Class Shares
Issued	–	1,140 (c)	–
Reinvested	–	– (c)	–
Redeemed	–	– (c)	–

Total Institutional Service Class Shares	–	1,140 (c)	–

Institutional Class Shares
Issued	36,292	185,079	54,195
Reinvested	–	49,297	9,318
Redeemed	(235,650)	(498,699)	(213,684)

Total Institutional Class Shares	(199,358)	(264,323)	(150,171)

Total change in shares	(543,515)	(1,136,404)	(1,341,102)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	Effective March 1, 2012, Class B Shares were converted to Class A Shares.
(c)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Global Equity Fund

		Operations			Distributions					Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2013 (g)(h)	$13.44	0.04	1.90	1.94	–	–	–	$15.38	14.43%	$53,641,815	1.25%	0.74%	1.67%	17.16%
Year Ended June 30, 2013 (g)	$11.73	0.13	1.97	2.10	(0.39)	(0.39)	–	$13.44	18.34%	$50,709,673	1.32%	1.00%	1.61%	28.88%
Year Ended June 30, 2012 (g)	$12.67	0.10	(1.03)	(0.93)	(0.01)	(0.01)	–	$11.73	(7.32%)	$52,035,625	1.50%	0.88%	1.61%	77.00%
Year Ended June 30, 2011 (g)	$10.36	0.03	2.61	2.64	(0.33)	(0.33)	–	$12.67	25.52%	$67,171,855	1.50%	0.26%	1.53%	83.00%
Year Ended June 30, 2010 (g)	$9.46	0.05	1.12	1.17	(0.27)	(0.27)	–	$10.36	12.05%	$64,979,350	1.50%	0.47%	1.55%	83.00%
Year Ended June 30, 2009 (g)	$13.54	0.10	(3.57)	(3.47)	(0.61)	(0.61)	–	$9.46	(24.86%)	$72,279,938	1.25%	1.10%	1.48%	76.00%

Class C Shares
Period Ended October 31, 2013 (g)(h)	$12.84	–	1.81	1.81	–	–	–	$14.65	14.10%	$17,153,292	1.95%	0.05%	2.36%	17.16%
Year Ended June 30, 2013 (g)	$11.18	0.06	1.89	1.95	(0.29)	(0.29)	–	$12.84	17.79%	$15,773,769	1.81%	0.51%	2.11%	28.88%
Year Ended June 30, 2012 (g)	$12.15	0.01	(0.98)	(0.97)	–	–	–	$11.18	(7.98%)	$16,081,624	2.25%	0.12%	2.40%	77.00%
Year Ended June 30, 2011 (g)	$9.94	(0.06)	2.50	2.44	(0.23)	(0.23)	–	$12.15	24.48%	$20,863,344	2.25%	(0.49%)	2.32%	83.00%
Year Ended June 30, 2010 (g)	$9.13	(0.03)	1.07	1.04	(0.23)	(0.23)	–	$9.94	11.29%	$20,499,132	2.25%	(0.28%)	2.34%	83.00%
Year Ended June 30, 2009 (g)	$13.05	0.03	(3.44)	(3.41)	(0.51)	(0.51)	–	$9.13	(25.46%)	$22,518,693	2.00%	0.34%	2.30%	76.00%

Institutional Service Class Shares
Period Ended October 31, 2013 (g)(h)	$13.79	0.05	1.95	2.00	–	–	–	$15.79	14.50%	$18,002	1.03%	0.97%	1.44%	17.16%
Period Ended June 30, 2013 (g)(i)	$12.23	0.14	1.42	1.56	–	–	–	$13.79	12.76%	$15,718	1.00%	1.71%	1.32%	28.88%

Institutional Class Shares
Period Ended October 31, 2013 (g)(h)	$13.80	0.05	1.95	2.00	–	–	–	$15.80	14.49%	$18,448,210	0.95%	1.04%	1.38%	17.16%
Year Ended June 30, 2013 (g)	$12.04	0.16	2.04	2.20	(0.44)	(0.44)	–	$13.80	18.74%	$18,854,896	1.07%	1.24%	1.31%	28.88%
Year Ended June 30, 2012 (g)	$13.04	0.14	(1.08)	(0.94)	(0.06)	(0.06)	–	$12.04	(7.15%)	$19,644,731	1.25%	1.15%	1.25%	77.00%
Year Ended June 30, 2011 (g)	$10.65	0.08	2.68	2.76	(0.37)	(0.37)	–	$13.04	25.98%	$23,230,312	1.15%	0.62%	1.15%	83.00%
Year Ended June 30, 2010 (g)	$9.69	0.08	1.16	1.24	(0.28)	(0.28)	–	$10.65	12.51%	$25,227,375	1.15%	0.67%	1.15%	83.00%
Year Ended June 30, 2009 (g)	$13.84	0.13	(3.63)	(3.50)	(0.65)	(0.65)	–	$9.69	(24.52%)	$66,646,018	1.00%	1.27%	1.08%	76.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund's inception on November 19, 2012 are based on the performance of the Fund's predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Growth Fund

For the annual period ended October 31, 2013, the Nationwide Growth Fund (Institutional Class) returned 25.23% versus 28.30% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 691 funds as of October 31, 2013) was 28.73% for the same time period.

For the 12-month period ended October 31, 2013, the results of the Nationwide Growth Fund, which focuses on investing in companies with above-average earnings growth, trailed the results of the benchmark, the Russell 1000 Growth Index. On an absolute basis all of the Global Industry Classification Standard (GICS) economic sectors in which the Fund was invested generated positive results during the period, led by the health-care and energy sectors. On a relative basis, the information technology and consumer discretionary sectors detracted from performance. Weakness in these areas was partially offset by the outperformance in the defensive consumer staples and energy sectors.

In the information technology sector, the Fund’s holdings in Aruba Networks and Apple were among the largest detractors to performance. In the case of Aruba Networks, a provider of network equipment for wired, wireless, and mobile-device networks, its shares plummeted during the period as a result of disappointing earnings. Aruba announced a decline in revenue across the enterprise, a result of reduced spending by Asian service providers and increased competition from Cisco. We elected to sell the security as it appeared vulnerable to global IT-spending fluctuations. Apple was a detractor from relative performance for the period. It is a core holding for the Fund which we have owned for a number of years. Early in the period, weakness in our opinion was driven by investor fears of low demand for the iPhone 5 in the U.S. and China, increased competition from Samsung in the smartphone market, and concerns of margin erosion from offering lower-priced products. The stock did rebound from its depressed levels on the successful rollout of the iPhone 5C smartphone, demonstrating the continued demand for Apple’s products. We believe there is further upside to Apple as its share price today does not fairly value its market leadership position in the mobile and tablet markets.

Underperformance in the consumer discretionary sector was due largely to poor relative results posted by Lennar Corporation and GNC Holdings. Despite reporting solid earnings during the period, homebuilder Lennar Corporation experienced a pullback on fears that higher mortgage rates would slow down the housing market and its recovery. We continue to believe that the company’s long-term earnings growth story remains intact and that it will benefit from the shortage of new single-family and multi-family homes during the past five years. Shares in GNC, a retailer of health and wellness products, traded lower during the period albeit reporting strong earnings, as both its revenue and earnings exceeded estimates. The company did, however, indicate a slight deceleration in same-store sales. We elected to sell the Fund’s position in the security to consolidate names within the Fund.

The consumer staples sector was an area of strength for the Fund. Two bright spots in the sector posting strong absolute returns were Costco Wholesale Corporation and Whole Foods Market. Costco operates membership warehouses that offer its members low prices on a limited selection of branded and selected private-label products in a range of merchandise categories. During the period, the company benefited from strong sales trends related to Superstorm Sandy as customers re-stocked food and bought batteries, generators and cleaning supplies, and a solid holiday shopping season. Even though consumer spending trends have been volatile, the company has shown its ability to increase store traffic and drive sales in the U.S. and internationally. Upscale food retailer Whole Foods Market continues to be a direct beneficiary of the strong trends within the natural and organic food industry. The company intends to triple its current store count and open over 1,000 locations in the U.S. next year, in addition to ramping up its international expansion with a foothold in Canada and the U.K.

Fund Commentary (con’t.)	Nationwide Growth Fund

In the energy sector outperformance versus the benchmark was largely due to the strong results provided by Cabot Oil & Gas and Concho Resources. Cabot Oil & Gas is an oil and gas company that explores, develops, and markets natural gas and crude oil. The company has benefited from its extensive properties throughout the Marcellus and Eagle Ford shales, massive natural-gas deposits that should prove fruitful for the foreseeable future. Concho Resources is an oil and natural gas company engaged in the acquisition, development, and exploration of energy-rich properties. The company achieved 20% growth last year and raised its 2013 production guidance. We believe that Concho Resources will meet or exceed its growth targets for 2013.

As we see it, the market can continue to rise supported by synchronized global expansion. In the U.S., a supportive financial market environment and the turnaround in the housing industry have improved consumer wealth, and we believe this will lead to further strength for the consumer as we move into the holiday season and beyond. A more stable Europe, an improving China, and continued growth in emerging markets should also be supportive of future equity prices in our view. With an improving economic backdrop globally, we expect equities to be an attractive area of investment supported by robust earnings growth, continued money flows and accommodative valuations.

Subadviser:

Turner Investments, L.P.

Portfolio Manager:

Christopher Baggini, CFA

The Fund is subject to the risks of investing in equity securities. Growth funds may underperform other funds that use different investing styles. High double-digit returns are unusual and cannot be sustained. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Growth Fund

Objective

The Fund seeks long-term capital growth.

Highlights

•	The Nationwide Growth Fund Institutional Class returned 25.23% for the annual period, underperforming the Index by 3.07% and underperforming the Lipper peer category median by 3.50%.

•	Consumer staples and energy were the sectors that added the most to Fund performance relative to the benchmark.

•	On a relative basis, the information technology and consumer discretionary sectors were the worst-performing sectors.

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreement	1.7%
Mutual Fund	1.0%
Liabilities in excess of other assets	(1.7)%
100.0%

Top Industries††

Internet Software & Services	9.2%
Computers & Peripherals	6.9%
Hotels, Restaurants & Leisure	6.1%
Biotechnology	5.0%
Software	4.5%
Aerospace & Defense	4.5%
Electrical Equipment	4.3%
Internet & Catalog Retail	3.9%
Diversified Financial Services	3.5%
Pharmaceuticals	3.4%
Other Industries*	48.7%
100.0%

Top Holdings††

Apple, Inc.	5.4%
Google, Inc., Class A	4.4%
Facebook, Inc., Class A	2.8%
Gilead Sciences, Inc.	2.6%
Visa, Inc., Class A	2.3%
Salesforce.com, Inc.	2.3%
McKesson Corp.	2.1%
IntercontinentalExchange, Inc.	2.0%
Las Vegas Sands Corp.	1.9%
Biogen Idec, Inc.	1.9%
Other Holdings*	72.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC1	24.89%	15.68%		7.19%
	w/ SC2	17.66%	14.31%		6.56%
Class B	w/o SC1	24.00%	14.87%		6.44%
	w/ SC3	19.00%	14.64%		6.44%
Class C	w/o SC1	24.00%	14.87%		6.45%
	w/ SC4	23.00%	14.87%		6.45%
Class R2[5,6]		24.61%	15.36%		6.93%
Institutional Service Class[5]		24.92%	15.95%		7.48%
Institutional Class[7]	w/o SC1	25.23%	16.01%		7.51%
	w/ SC	25.23%	14.93%	[8]	7.02%	[8]

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.27%	0.83%
Class B	1.99%	1.55%
Class C	1.99%	1.55%
Class R2	1.51%	1.07%
Institutional Class	0.99%	0.55%
Institutional Service Class	1.24%	0.80%

*Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014, in addition to a management fee waiver in place through the same period. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D.

Fund Performance (con’t.)	Nationwide Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Growth Fund versus the Russell 1000® Growth Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Growth Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,143.20	4.59	0.85
	Hypothetical	[a,b]	1,000.00	1,020.92	4.33	0.85
Class B Shares	Actual	[a]	1,000.00	1,139.70	8.36	1.55
	Hypothetical	[a,b]	1,000.00	1,017.39	7.88	1.55
Class C Shares	Actual	[a]	1,000.00	1,139.70	8.36	1.55
	Hypothetical	[a,b]	1,000.00	1,017.39	7.88	1.55
Class R2 Shares	Actual	[a]	1,000.00	1,141.00	5.67	1.05
	Hypothetical	[a,b]	1,000.00	1,019.91	5.35	1.05
Institutional Service Class Shares	Actual	[a]	1,000.00	1,143.70	4.32	0.80
	Hypothetical	[a,b]	1,000.00	1,021.17	4.08	0.80
Institutional Class Shares	Actual	[a]	1,000.00	1,144.80	2.97	0.55
	Hypothetical	[a,b]	1,000.00	1,022.43	2.80	0.55

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Growth Fund

Common Stocks 99.0%

	Shares	Market Value

Aerospace & Defense 4.5%
B/E Aerospace, Inc.*	27,500	$2,231,900
Honeywell International, Inc.	31,600	2,740,668
Precision Castparts Corp.	11,500	2,914,675

		7,887,243

Auto Components 0.8%
Lear Corp.	18,570	1,437,132

Automobiles 1.0%
General Motors Co.*	48,850	1,805,008

Beverages 0.8%
Beam, Inc.	20,600	1,386,380

Biotechnology 5.1%
Biogen Idec, Inc.*	13,550	3,308,774
Cubist Pharmaceuticals, Inc.*	17,500	1,085,000
Gilead Sciences, Inc.*	64,000	4,543,360

		8,937,134

Capital Markets 1.6%
Affiliated Managers Group, Inc.*	13,750	2,714,800

Chemicals 2.9%
Eastman Chemical Co.	26,500	2,087,935
Monsanto Co.	28,140	2,951,323

		5,039,258

Communications Equipment 1.7%
Cisco Systems, Inc.	77,700	1,748,250
JDS Uniphase Corp.*	88,000	1,151,920

		2,900,170

Computers & Peripherals 7.0%
Apple, Inc.	18,200	9,506,770
EMC Corp.	110,000	2,647,700

		12,154,470

Consumer Finance 1.6%
Discover Financial Services	52,000	2,697,760

Diversified Financial Services 3.6%
Citigroup, Inc.	54,400	2,653,632
IntercontinentalExchange, Inc.*	18,400	3,546,232

		6,199,864

Electrical Equipment 4.4%
AMETEK, Inc.	57,000	2,726,310
Eaton Corp. PLC	35,730	2,521,109
Rockwell Automation, Inc.	22,000	2,429,020

		7,676,439

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 1.2%
TE Connectivity Ltd.	40,000	$2,059,600

Energy Equipment & Services 3.4%
Halliburton Co.	55,000	2,916,650
Schlumberger Ltd.	32,600	3,055,272

		5,971,922

Food & Staples Retailing 1.0%
Whole Foods Market, Inc.	28,180	1,779,003

Food Products 2.5%
Hershey Co. (The)	27,000	2,679,480
J.M. Smucker Co. (The)	15,680	1,743,773

		4,423,253

Health Care Equipment & Supplies 1.3%
Cooper Cos., Inc. (The)	17,500	2,261,175

Health Care Providers & Services 2.2%
McKesson Corp.	24,000	3,752,160

Health Care Technology 1.8%
Cerner Corp.*	39,000	2,185,170
Veeva Systems, Inc., Class A*	25,000	972,750

		3,157,920

Hotels, Restaurants & Leisure 6.2%
Chipotle Mexican Grill, Inc.*	4,080	2,150,038
Las Vegas Sands Corp.	49,000	3,440,780
Starbucks Corp.	37,000	2,998,850
Starwood Hotels & Resorts Worldwide, Inc.	30,000	2,208,600

		10,798,268

Household Durables 1.1%
Lennar Corp., Class A (a)	56,000	1,990,800

Household Products 1.6%
Colgate-Palmolive Co.	44,200	2,861,066

Information Technology Services 2.3%
Visa, Inc., Class A	20,600	4,051,402

Insurance 0.9%
MetLife, Inc.	34,000	1,608,540

Internet & Catalog Retail 4.0%
Amazon.com, Inc.*	8,000	2,912,240
Groupon, Inc.*	90,000	821,700
priceline.com, Inc.*	3,000	3,161,490

		6,895,430

Statement of Investments (Continued)

October 31, 2013

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 9.4%
eBay, Inc.*	40,000	$2,108,400
Facebook, Inc., Class A*	97,000	4,875,220
Google, Inc., Class A*	7,500	7,729,350
LinkedIn Corp., Class A*	7,200	1,610,424

		16,323,394

Machinery 1.2%
Pentair Ltd.	31,860	2,137,487

Marine 0.8%
Kirby Corp.*	15,500	1,371,595

Media 1.9%
Walt Disney Co. (The)	47,000	3,223,730

Multiline Retail 1.2%
Dollar General Corp.*	35,000	2,022,300

Oil, Gas & Consumable Fuels 2.2%
Cobalt International Energy, Inc.*	39,170	909,136
Concho Resources, Inc.*	13,500	1,493,235
EOG Resources, Inc.	8,000	1,427,200

		3,829,571

Personal Products 1.1%
Estee Lauder Cos., Inc. (The), Class A	27,500	1,951,400

Pharmaceuticals 3.5%
Bristol-Myers Squibb Co.	63,000	3,308,760
Roche Holding AG, ADR-CH	40,000	2,773,600

		6,082,360

Road & Rail 2.2%
Canadian Pacific Railway Ltd.	15,000	2,146,050
Union Pacific Corp.	11,400	1,725,960

		3,872,010

Semiconductors & Semiconductor Equipment 1.3%
Avago Technologies Ltd.	50,000	2,271,500

Software 4.6%
Salesforce.com, Inc.*	75,000	4,002,000
ServiceNow, Inc.*	41,000	2,239,010
Tableau Software, Inc., Class A*	13,520	830,939
Workday, Inc., Class A*	12,500	935,875

		8,007,824

Specialty Retail 1.9%
Home Depot, Inc. (The)	42,100	3,279,169

Textiles, Apparel & Luxury Goods 1.2%
Michael Kors Holdings Ltd.*	27,000	2,077,650

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors 0.9%
United Rentals, Inc.*(a)	23,750	$1,534,013

Wireless Telecommunication Services 1.1%
SBA Communications Corp., Class A*	22,000	1,924,340

Total Common Stocks (cost $141,762,286)		172,354,540

Mutual Fund 1.0%
Money Market Fund 1.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (b)	1,800,348	1,800,348

Total Mutual Fund (cost $1,800,348)		1,800,348

Repurchase Agreement 1.7%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.10%, dated 10/31/13, due 11/01/13, repurchase price $3,010,378, collateralized by U.S. Government Agency Securities ranging from 2.50% - 7.50%, maturing 06/15/23 - 10/20/43; total market value $3,070,577 (c)	$3,010,370	3,010,370

Total Repurchase Agreement (cost $3,010,370)		3,010,370

Total Investments (cost $146,573,004) (d) — 101.7%		177,165,258

Liabilities in excess of other assets — (1.7%)		(2,902,306)

NET ASSETS — 100.0%		$174,262,952

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2013. The total value of securities on loan at October 31, 2013 was $2,901,631.

(b)	Represents 7-day effective yield as of October 31, 2013.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2013 was $3,010,370.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Statement of Investments (Continued)

October 31, 2013

Nationwide Growth Fund (Continued)

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Growth Fund
Assets:
Investments, at value* (cost $143,562,634)	$174,154,888
Repurchase agreement, at value and cost	3,010,370

Total Investments	177,165,258

Dividends receivable	56,000
Security lending income receivable	1,053
Receivable for investments sold	1,840,595
Receivable for capital shares issued	38,835
Reclaims receivable	1,593
Prepaid expenses	21,024

Total Assets	179,124,358

Liabilities:
Payable for investments purchased	1,655,377
Payable for capital shares redeemed	31,800
Payable upon return of securities loaned (Note 2)	3,010,370
Accrued expenses and other payables:
Investment advisory fees	29,572
Fund administration fees	37,260
Distribution fees	9,229
Administrative servicing fees	2,874
Accounting and transfer agent fees	30,383
Custodian fees	692
Compliance program costs (Note 3)	142
Professional fees	18,145
Printing fees	35,166
Other	396

Total Liabilities	4,861,406

Net Assets	$174,262,952

Represented by:
Capital	$128,085,870
Accumulated undistributed net investment income	77,841
Accumulated net realized gains from investment transactions	15,506,987
Net unrealized appreciation/(depreciation) from investments	30,592,254

Net Assets	$174,262,952

Net Assets:
Class A Shares	$23,726,994
Class B Shares	1,097,690
Class C Shares	3,891,666
Class R2 Shares	88,479
Institutional Service Class Shares	2,105,662
Institutional Class Shares	143,352,461

Total	$174,262,952

* Includes value of securities on loan of $2,901,631 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,021,825
Class B Shares	106,779
Class C Shares	378,484
Class R2 Shares	7,592
Institutional Service Class Shares	173,453
Institutional Class Shares	11,845,331

Total	14,533,464

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.74
Class B Shares (b)	$10.28
Class C Shares (c)	$10.28
Class R2 Shares	$11.65
Institutional Service Class Shares	$12.14
Institutional Class Shares	$12.10
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.46

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$2,428,522
Income from securities lending (Note 2)	3,661
Foreign tax withholding	(1,780)

Total Income	2,430,403

EXPENSES:
Investment advisory fees	1,200,504
Fund administration fees	289,759
Distribution fees Class A	54,410
Distribution fees Class B	12,538
Distribution fees Class C	36,503
Distribution fees Class R2	633
Administrative servicing fees Class A	9,153
Administrative servicing fees Institutional Service Class	105,781
Registration and filing fees	71,552
Professional fees	29,076
Printing fees	46,504
Trustee fees	6,851
Custodian fees	6,300
Accounting and transfer agent fees	169,495
Compliance program costs (Note 3)	502
Other	8,667

Total expenses before earnings credit, fees waived, and expenses reimbursed	2,048,228

Earnings credit (Note 5)	(80)
Investment advisory fees waived (Note 3)	(199,952)
Expenses reimbursed by adviser (Note 3)	(529,143)

Net Expenses	1,319,053

NET INVESTMENT INCOME	1,111,350

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	22,763,486
Net change in unrealized appreciation/(depreciation) from investments	19,256,713

Net realized/unrealized gains from investments	42,020,199

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$43,131,549

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$1,111,350	$351,183
Net realized gains from investment transactions	22,763,486	15,695,342
Net change in unrealized appreciation/(depreciation) from investments	19,256,713	(2,579,298)

Change in net assets resulting from operations	43,131,549	13,467,227

Distributions to Shareholders From:
Net investment income:
Class A	(86,240)	–
Class B	–	–
Class C	–	–
Class R2	(209)	–
Institutional Service Class	(126,941)	– (a)
Institutional Class (b)	(1,171,302)	–

Change in net assets from shareholder distributions	(1,384,692)	–

Change in net assets from capital transactions	(58,373,657)	32,512,950

Change in net assets	(16,626,800)	45,980,177

Net Assets:
Beginning of year	190,889,752	144,909,575

End of year	$174,262,952	$190,889,752

Accumulated undistributed net investment income at end of year	$77,841	$351,183

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,902,535	$6,841,203
Dividends reinvested	74,541	–
Cost of shares redeemed	(7,514,486)	(3,504,952)

Total Class A Shares	(537,410)	3,336,251

Class B Shares
Proceeds from shares issued	98,697	103,961
Dividends reinvested	–	–
Cost of shares redeemed	(646,449)	(350,985)

Total Class B Shares	(547,752)	(247,024)

Class C Shares
Proceeds from shares issued	1,115,899	2,105,711
Dividends reinvested	–	–
Cost of shares redeemed	(902,467)	(296,759)

Total Class C Shares	213,432	1,808,952

Class R2 Shares
Proceeds from shares issued	9,054	66,928
Dividends reinvested	2	–
Cost of shares redeemed	(125,196)	(3,185)

Total Class R2 Shares	(116,140)	63,743

(a)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012.
(b)	Effective August 1, 2012, Class D shares were renamed Institutional Class shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	7,909,594	62,383,516	(a)
Dividends reinvested	126,703	–	(a)
Cost of shares redeemed	(54,834,951)	(22,853,416	)(a)

Total Institutional Service Class Shares	(46,798,654)	39,530,100	(a)

Institutional Class Shares (b)
Proceeds from shares issued	$8,761,703	$2,245,862
Dividends reinvested	1,130,041	–
Cost of shares redeemed	(20,478,877)	(14,224,934)

Total Institutional Class Shares	(10,587,133)	(11,979,072)

Change in net assets from capital transactions	$(58,373,657)	$32,512,950

SHARE TRANSACTIONS:
Class A Shares
Issued	684,774	723,697
Reinvested	7,457	–
Redeemed	(730,235)	(374,895)

Total Class A Shares	(38,004)	348,802

Class B Shares
Issued	11,217	13,556
Reinvested	–	–
Redeemed	(71,769)	(42,988)

Total Class B Shares	(60,552)	(29,432)

Class C Shares
Issued	127,344	250,590
Reinvested	–	–
Redeemed	(97,597)	(36,182)

Total Class C Shares	29,747	214,408

Class R2 Shares
Issued	941	6,936
Reinvested	–	–
Redeemed	(12,262)	(342)

Total Class R2 Shares	(11,321)	6,594

Institutional Service Class Shares
Issued	768,801	6,463,897	(a)
Reinvested	12,720	–	(a)
Redeemed	(4,885,489)	(2,186,476	)(a)

Total Institutional Service Class Shares	(4,103,968)	4,277,421	(a)

Institutional Class Shares (b)
Issued	840,084	231,467
Reinvested	107,987	–
Redeemed	(1,957,939)	(1,471,313)

Total Institutional Class Shares	(1,009,868)	(1,239,846)

Total change in shares	(5,193,966)	3,577,947

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012.
(b)	Effective August 1, 2012, Class D shares were renamed Institutional Class shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2013 (f)	$9.43	0.04	2.31	2.35	(0.04)	(0.04)	–	$11.74	24.89%	$23,726,994	0.84%	0.35%	1.21%	114.74%
Year Ended October 31, 2012 (f)	$8.76	–	0.67	0.67	–	–	–	$9.43	7.65%	$19,431,586	0.92%	(0.01%)	1.28%	147.27%
Year Ended October 31, 2011 (f)	$8.03	(0.04)	0.77	0.73	–	–	–	$8.76	9.09%	$14,990,932	1.28%	(0.44%)	1.32%	178.77%
Year Ended October 31, 2010 (f)	$6.56	(0.01)	1.48	1.47	–	–	–	$8.03	22.49%	$12,031,334	1.32%	(0.08%)	1.33%	148.92%
Year Ended October 31, 2009 (f)	$5.69	–	0.87	0.87	–	–	–	$6.56	15.32%	$10,297,135	1.46%	(0.02%)	1.46%	164.73%

Class B Shares
Year Ended October 31, 2013 (f)	$8.29	(0.03)	2.02	1.99	–	–	–	$10.28	24.00%	$1,097,690	1.55%	(0.31%)	1.92%	114.74%
Year Ended October 31, 2012 (f)	$7.75	(0.06)	0.60	0.54	–	–	–	$8.29	6.97%	$1,387,092	1.65%	(0.74%)	2.00%	147.27%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	$7.75	8.24%	$1,525,810	2.03%	(1.17%)	2.07%	178.77%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%	$1,881,612	2.06%	(0.81%)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%	$1,837,536	2.12%	(0.67%)	2.12%	164.73%

Class C Shares
Year Ended October 31, 2013 (f)	$8.29	(0.03)	2.02	1.99	–	–	–	$10.28	24.00%	$3,891,666	1.55%	(0.37%)	1.91%	114.74%
Year Ended October 31, 2012 (f)	$7.75	(0.06)	0.60	0.54	–	–	–	$8.29	6.97%	$2,890,888	1.61%	(0.70%)	1.97%	147.27%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	$7.75	8.24%	$1,041,641	2.02%	(1.19%)	2.06%	178.77%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%	$642,450	2.07%	(0.82%)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%	$474,424	2.12%	(0.67%)	2.12%	164.73%

Class R2 Shares (g)
Year Ended October 31, 2013 (f)	$9.36	0.02	2.28	2.30	(0.01)	(0.01)	–	$11.65	24.61%	$88,479	1.05%	0.24%	1.42%	114.74%
Year Ended October 31, 2012 (f)	$8.71	(0.02)	0.67	0.65	–	–	–	$9.36	7.46%	$177,069	1.14%	(0.23%)	1.50%	147.27%
Year Ended October 31, 2011 (f)	$8.01	(0.07)	0.77	0.70	–	–	–	$8.71	8.74%	$107,360	1.66%	(0.78%)	1.70%	178.77%
Year Ended October 31, 2010 (f)	$6.57	(0.03)	1.47	1.44	–	–	–	$8.01	21.77%	$198,483	1.73%	(0.48%)	1.74%	148.92%
Year Ended October 31, 2009 (f)	$5.71	(0.02)	0.88	0.86	–	–	–	$6.57	15.24%	$190,238	1.60%	(0.30%)	1.60%	164.73%

Institutional Service Class Shares
Year Ended October 31, 2013 (f)	$9.75	0.05	2.37	2.42	(0.03)	(0.03)	–	$12.14	24.92%	$2,105,662	0.80%	0.48%	1.16%	114.74%
Period Ended October 31, 2012 (f)(h)	$8.95	0.02	0.78	0.80	–	–	–	$9.75	8.94%	$41,688,164	0.80%	0.21%	1.16%	147.27%

Institutional Class Shares (i)
Year Ended October 31, 2013 (f)	$9.75	0.07	2.38	2.45	(0.10)	(0.10)	–	$12.10	25.23%	$143,352,461	0.55%	0.65%	0.92%	114.74%
Year Ended October 31, 2012 (f)	$9.03	0.03	0.69	0.72	–	–	–	$9.75	7.97%	$125,314,953	0.65%	0.27%	1.00%	147.27%
Year Ended October 31, 2011 (f)	$8.25	(0.02)	0.81	0.79	(0.01)	(0.01)	–	$9.03	9.54%	$127,243,832	1.03%	(0.17%)	1.07%	178.77%
Year Ended October 31, 2010 (f)	$6.74	0.01	1.51	1.52	(0.01)	(0.01)	–	$8.25	22.59%	$128,687,698	1.07%	0.19%	1.07%	148.92%
Year Ended October 31, 2009 (f)	$5.84	0.02	0.90	0.92	(0.02)	(0.02)	–	$6.74	15.74%	$115,852,238	1.13%	0.31%	1.13%	164.73%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012.
(i)	Effective August 1, 2012 Class D Shares were renamed Institutional Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide International Value Fund

For the annual period ended October 31, 2013, the Nationwide International Value Fund (Institutional Service Class) returned 20.42% versus 24.65% for its benchmark, the MSCI World ex USA Index. For broader comparison, the median return for the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 172 funds as of October 31, 2013) was 25.30% for the same time period.

During the 12-month period, markets were very strong as investor confidence in a European recovery gained traction and the European Central Bank embarked on a more accommodative monetary policy.

The leading sectors during the reporting period were consumer discretionary, materials, telecom services and financials, all of which had prospects that improved as the economy showed signs of bottoming.

Signs that confidence returned were manifested by strong rallies in the markets that had previously been distressed, including Italy, Greece and Spain. In addition, Japan had solid returns as Abenomics — a policy mix of quantitative easing, public infrastructure spending and yen devaluation — rallied the market.

During the 12-month period, stock selection and sector allocation detracted from returns as the Fund was not tilted in the direction of the peripheral markets and held fewer distressed securities than those that rallied most strongly.

The Fund’s largest stock contributors during the period included Orix USA, a Japanese financial conglomerate; Sampo Group, a European insurance company based in Finland; Toyota Motor Corporation, a Japanese auto company; Carrefour S.A., a French retailer; and Aviva plc, a U.K. insurance company. All of these stocks benefited from the improving profile of European consumption and a revival in the background economy.

Stocks that detracted from the Fund’s returns included Orica Limited, an Australian mining services company that saw its shares decline as material prices remained low; Jardine Matheson

Holdings Ltd., a Hong Kong-based conglomerate that had weak auto sales business; Imperial Tobacco Group plc, a U.K. tobacco company with emerging markets exposure; E.ON SE, a German utility that suffered from weak electricity demand and pricing during the 12-month period; and Lightstream Resources Ltd.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Charles Burbeck* and Nick Irish, ASIP

*Charles Burbeck was added as a portfolio manager to the Fund on October 28, 2013.

The Fund is subject to the risks of investing in equity securities, as well as the risks of investing in foreign securities. Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. High double-digit returns are unusual and cannot be sustained. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide International Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

The Nationwide International Value Fund Institutional Service Class returned 20.42% for the annual period, underperforming the Index by 4.23% and underperforming the Lipper peer category median by 4.88%.

•

The leading sectors during the reporting period were consumer discretionary, materials, telecom services and financials, all of which had prospects that improved as the economy showed signs of bottoming.

•

During the 12-month period, stock selection and sector allocation detracted from returns as the Fund was not tilted in the direction of the peripheral markets and held fewer distressed securities than those that rallied most strongly.

Asset Allocation†

Common Stocks	98.6%
Repurchase Agreement	3.3%
Exchange Traded Fund	0.7%
Mutual Fund	0.4%
Liabilities in excess of other assets	(3.0)%
100.0%

Top Industries††

Commercial Banks	10.0%
Pharmaceuticals	9.0%
Insurance	8.2%
Oil, Gas & Consumable Fuels	7.3%
Metals & Mining	4.6%
Automobiles	3.8%
Food Products	3.7%
Wireless Telecommunication Services	3.8%
Chemicals	2.9%
Capital Markets	2.9%
Other Industries*	43.8%
100.0%

Top Holdings††

Novartis AG	3.0%
Nestle SA	3.0%
Toyota Motor Corp.	2.9%
BP PLC	2.4%
Telenor ASA	2.2%
Bayer AG	2.2%
Royal Bank of Canada	2.1%
Imperial Tobacco Group PLC	2.0%
AIA Group Ltd.	2.0%
Carrefour SA	2.0%
Other Holdings*	76.2%
100.0%

Top Countries††

Japan	22.7%
United Kingdom	22.1%
Switzerland	10.0%
Germany	8.1%
Canada	6.3%
France	4.3%
Netherlands	4.1%
Hong Kong	3.3%
Ireland	2.8%
Spain	2.5%
Other Countries*	13.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide International Value Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	20.27%	8.55%	(4.79)%
	w/ SC2	13.38%	7.28%	(5.75)%
Class C	w/o SC1	19.40%	7.73%	(5.47)%
	w/ SC3	18.40%	7.73%	(5.47)%
Institutional Service Class[4]		20.42%	8.55%	(4.75)%
Institutional Class[4]		20.64%	8.80%	(4.53)%

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.26%	1.25%
Class C	2.01%	2.00%
Institutional Service Class	1.26%	1.25%
Institutional Class	1.01%	1.00%

*Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of December 21, 2007.

Fund Performance (con’t.)	Nationwide International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide International Value Fund from inception through 10/31/13 versus the MSCI World ex USA Index and the Consumer Price Index (CPI) from 1/1/08 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Value Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,061.10	6.65	1.28
	Hypothetical	[a,b]	1,000.00	1,018.75	6.51	1.28
Class C Shares	Actual	[a]	1,000.00	1,058.90	10.43	2.01
	Hypothetical	[a,b]	1,000.00	1,015.07	10.21	2.01
Institutional Service Class Shares	Actual	[a]	1,000.00	1,062.00	6.55	1.26
	Hypothetical	[a,b]	1,000.00	1,018.85	6.41	1.26
Institutional Class Shares	Actual	[a]	1,000.00	1,064.50	5.26	1.01
	Hypothetical	[a,b]	1,000.00	1,020.11	5.14	1.01

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide International Value Fund

Common Stocks 98.6%

	Shares	Market Value

AUSTRALIA 1.0%
Real Estate Investment Trusts (REITs) 1.0%
Westfield Group	115,559	$1,182,573

CANADA 6.5%
Commercial Banks 2.1%
Royal Bank of Canada	38,200	2,565,352

Metals & Mining 0.8%
Teck Resources Ltd., Class B	35,800	957,963

Oil, Gas & Consumable Fuels 3.6%
Canadian Oil Sands Ltd.	59,000	1,149,839
Lightstream Resources Ltd. (a)	78,806	506,402
Petrobank Energy & Resources Ltd.*	136,100	48,297
Petrominerales Ltd. (a)	49,400	568,077
Suncor Energy, Inc.	55,600	2,020,510

		4,293,125

		7,816,440

DENMARK 0.9%
Marine 0.9%
AP Moeller - Maersk A/S, Class B	111	1,073,922

FINLAND 2.0%
Insurance 2.0%
Sampo OYJ, Class A	50,675	2,396,963

FRANCE 4.4%
Automobiles 1.0%
Peugeot SA*	95,190	1,252,223

Electrical Equipment 1.4%
Schneider Electric SA	19,340	1,627,418

Food & Staples Retailing 2.0%
Carrefour SA	66,870	2,440,927

		5,320,568

GERMANY 8.3%
Capital Markets 1.4%
Deutsche Bank AG	34,644	1,674,316

Construction Materials 1.5%
HeidelbergCement AG	23,005	1,811,407

Metals & Mining 0.8%
ThyssenKrupp AG*	38,217	975,045

Multi-Utilities 1.0%
E.ON SE	65,577	1,195,371

Pharmaceuticals 2.3%
Bayer AG	21,668	2,687,965

Semiconductors & Semiconductor Equipment 1.3%
Infineon Technologies AG	166,818	1,613,854

		9,957,958

HONG KONG 3.4%
Industrial Conglomerates 1.3%
Jardine Matheson Holdings Ltd.	28,800	1,569,269

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Insurance 2.1%
AIA Group Ltd.	484,200	$2,458,687

		4,027,956

IRELAND 2.9%
Airlines 1.2%
Ryanair Holdings PLC, ADR	28,400	1,425,964

Pharmaceuticals 1.7%
Shire PLC	45,576	2,020,860

		3,446,824

ISRAEL 1.9%
Pharmaceuticals 0.9%
Teva Pharmaceutical Industries Ltd., ADR	30,000	1,112,700

Software 1.0%
Check Point Software Technologies Ltd.*	20,500	1,189,410

		2,302,110

ITALY 1.0%
Commercial Banks 1.0%
Intesa Sanpaolo SpA	492,766	1,222,491

JAPAN 23.4%
Airlines 1.3%
Japan Airlines Co., Ltd.	26,400	1,543,142

Auto Components 0.8%
Bridgestone Corp.	28,300	970,201

Automobiles 2.9%
Toyota Motor Corp.	55,600	3,605,004

Building Products 0.9%
Asahi Glass Co., Ltd.	168,000	1,037,573

Chemicals 1.3%
Shin-Etsu Chemical Co., Ltd.	27,900	1,577,523

Commercial Banks 1.9%
Mitsubishi UFJ Financial Group, Inc.	350,700	2,233,351

Diversified Financial Services 1.8%
ORIX Corp.	130,300	2,256,938

Household Durables 1.2%
Panasonic Corp.	140,200	1,436,960

Insurance 1.2%
Tokio Marine Holdings, Inc.	43,100	1,413,010

Leisure Equipment & Products 1.1%
Sankyo Co., Ltd.	28,000	1,331,651

Machinery 1.3%
THK Co., Ltd. (a)	72,400	1,580,375

Personal Products 1.5%
Shiseido Co., Ltd.	107,200	1,833,871

Pharmaceuticals 1.4%
Astellas Pharma, Inc.	30,100	1,677,966

Real Estate Management & Development 1.0%
Sumitomo Realty & Development Co., Ltd.	25,000	1,182,911

Statement of Investments (Continued)

October 31, 2013

Nationwide International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Trading Companies & Distributors 1.9%
ITOCHU Corp.	187,600	$2,255,730

Wireless Telecommunication Services 1.9%
KDDI Corp.	41,400	2,242,079

		28,178,285

NETHERLANDS 4.2%
Beverages 1.3%
Heineken NV	23,005	1,585,210

Chemicals 1.6%
Koninklijke DSM NV	25,779	1,948,702

Media 1.3%
Wolters Kluwer NV	56,623	1,533,966

		5,067,878

NORWAY 2.3%
Diversified Telecommunication Services 2.3%
Telenor ASA	113,595	2,729,418

SPAIN 2.5%
Commercial Banks 1.9%
Banco Santander SA	266,969	2,366,753

Electric Utilities 0.6%
Acciona SA(a)	10,934	693,132

		3,059,885

SWEDEN 0.7%
Oil, Gas & Consumable Fuels 0.7%
Lundin Petroleum AB*	39,367	811,285

SWITZERLAND 10.4%
Capital Markets 1.5%
Credit Suisse Group AG*	58,012	1,804,635

Food Products 3.1%
Nestle SA	50,905	3,674,524

Metals & Mining 1.4%
Glencore Xstrata PLC*	300,257	1,634,065

Pharmaceuticals 3.1%
Novartis AG	48,676	3,778,358

Professional Services 1.3%
SGS SA	661	1,546,577

		12,438,159

UNITED KINGDOM 22.8%
Beverages 1.3%
SABMiller PLC	30,511	1,590,868

Commercial Banks 3.4%
Barclays PLC	432,223	1,818,564
HSBC Holdings PLC	207,552	2,275,048

		4,093,612

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Electric Utilities 0.8%
SSE PLC	42,587	$966,093

Food Products 0.8%
Associated British Foods PLC	27,158	987,329

Hotels, Restaurants & Leisure 0.7%
Carnival PLC	23,437	833,005

Insurance 3.4%
Aviva PLC	255,680	1,835,505
Prudential PLC	108,333	2,215,493

		4,050,998

Metals & Mining 1.8%
Rio Tinto PLC	41,573	2,103,601

Oil, Gas & Consumable Fuels 3.4%
BP PLC	383,667	2,978,258
Premier Oil plc	193,853	1,078,649

		4,056,907

Software 1.3%
Sage Group PLC (The)	296,497	1,599,518

Specialty Retail 0.9%
Kingfisher PLC	188,409	1,139,770

Textiles, Apparel & Luxury Goods 0.9%
Burberry Group PLC	44,719	1,098,904

Tobacco 2.1%
Imperial Tobacco Group PLC	67,963	2,537,329

Wireless Telecommunication Services 2.0%
Vodafone Group PLC	658,763	2,412,892

		27,470,826

Total Common Stocks (cost $99,036,683)		118,503,541

Exchange Traded Fund 0.7%
UNITED STATES 0.7%
iShares MSCI EAFE ETF (a)	12,000	790,560

Total Exchange Traded Fund (cost $658,394)		790,560

Mutual Fund 0.4%
Money Market Fund 0.4%
Fidelity Institutional Money Market Fund —Institutional Class, 0.08% (b)	446,772	446,772

Total Mutual Fund (cost $446,772)		446,772

Statement of Investments (Continued)

October 31, 2013

Nationwide International Value Fund (Continued)

Repurchase Agreement 3.3%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.10%, dated 10/31/13, due 11/01/13, repurchase price $3,911,986, collateralized by U.S. Government Agency Securities ranging from 2.50% - 7.50%, maturing 06/15/23 - 10/20/43; total market value $3,990,214.(c)	$3,911,975	$3,911,975

Total Repurchase Agreement (cost $3,911,975)		3,911,975

Total Investments (cost $104,053,824) (d) — 103.0%		123,652,848

Liabilities in excess of other assets — (3.0)%		(3,616,477)

NET ASSETS — 100.0%		$120,036,371

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2013. The total value of securities on loan at October 31, 2013 was $3,726,478.

(b)	Represents 7-day effective yield as of October 31, 2013.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2013 was $3,911,975.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

ETF	Exchange Traded Fund

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide International Value Fund
Assets:
Investments, at value* (cost $100,141,849)	$119,740,873
Repurchase agreement, at value and cost	3,911,975

Total Investments	123,652,848

Foreign currencies, at value (cost $21,835)	19,759
Dividends receivable	286,812
Security lending income receivable	6,945
Receivable for capital shares issued	2,461
Reclaims receivable	260,471
Prepaid expenses	19,152

Total Assets	124,248,448

Liabilities:
Payable for capital shares redeemed	160,856
Payable upon return of securities loaned (Note 2)	3,911,975
Accrued expenses and other payables:
Investment advisory fees	83,787
Fund administration fees	9,531
Distribution fees	103
Administrative servicing fees	4,872
Accounting and transfer agent fees	509
Trustee fees	1,063
Custodian fees	1,227
Compliance program costs (Note 3)	173
Professional fees	31,167
Printing fees	3,610
Recoupment fees	2,893
Other	311

Total Liabilities	4,212,077

Net Assets	$120,036,371

Represented by:
Capital	$145,015,314
Accumulated undistributed net investment income	2,051,127
Accumulated net realized losses from investment and foreign currency transactions	(46,631,290)
Net unrealized appreciation/(depreciation) from investments	19,599,024
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,196

Net Assets	$120,036,371

Net Assets:
Class A Shares	$406,403
Class C Shares	20,559
Institutional Service Class Shares	119,578,990
Institutional Class Shares	30,419

Total	$120,036,371

*	Includes value of securities on loan of $3,726,478 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide International Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	60,263
Class C Shares	3,070
Institutional Service Class Shares	17,699,484
Institutional Class Shares	4,502

Total	17,767,319

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$6.74
Class C Shares (b)	$6.70
Institutional Service Class Shares	$6.76
Institutional Class Shares	$6.76
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.15

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide International Value Fund
INVESTMENT INCOME:
Dividend income	$6,484,988
Income from securities lending (Note 2)	200,080
Foreign tax withholding	(485,329)

Total Income	6,199,739

EXPENSES:
Investment advisory fees	1,671,961
Fund administration fees	127,437
Distribution fees Class A	860
Distribution fees Class C	189
Administrative servicing fees Class A	51
Administrative servicing fees Institutional Service Class	490,554
Registration and filing fees	46,040
Professional fees	61,794
Printing fees	9,926
Trustee fees	7,986
Custodian fees	9,028
Accounting and transfer agent fees	5,673
Compliance program costs (Note 3)	635
Recoupment fees (Note 3)	17,814
Other	9,650

Total expenses before earnings credit and expenses reimbursed	2,459,598

Earnings credit (Note 5)	(12)
Expenses reimbursed by adviser (Note 3)	(2,896)

Net Expenses	2,456,690

NET INVESTMENT INCOME	3,743,049

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	22,947,745
Net realized losses from foreign currency transactions (Note 2)	(41,604)

Net realized gains from investment and foreign currency transactions	22,906,141

Net change in unrealized appreciation/(depreciation) from investments	6,166,557
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	17,750

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	6,184,307

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	29,090,448

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,833,497

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide International Value Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$3,743,049	$3,598,474
Net realized gains/(losses) from investment transactions investment and foreign currency transactions	22,906,141	(13,828,767)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	6,184,307	26,731,056

Change in net assets resulting from operations	32,833,497	16,500,763

Distributions to Shareholders From:
Net investment income:
Class A	(8,624)	(10,647)
Class C	(352)	(275)
Institutional Service Class	(5,110,805)	(2,873,956)
Institutional Class	(816)	(698)

Change in net assets from shareholder distributions	(5,120,597)	(2,885,576)

Change in net assets from capital transactions	(100,694,808)	79,960,971

Change in net assets	(72,981,908)	93,576,158

Net Assets:
Beginning of year	193,018,279	99,442,121

End of year	$120,036,371	$193,018,279

Accumulated undistributed net investment income at end of year	$2,051,127	$2,412,785

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$183,759	$23,576
Dividends reinvested	8,624	10,647
Cost of shares redeemed	(252,537)	(26,038)

Total Class A Shares	(60,154)	8,185

Class C Shares
Proceeds from shares issued	–	–
Dividends reinvested	352	275
Cost of shares redeemed	(52)	(52)

Total Class C Shares	300	223

Institutional Service Class Shares
Proceeds from shares issued	13,774,602	95,919,592
Dividends reinvested	5,110,805	2,873,956
Cost of shares redeemed	(119,522,461)	(18,841,683)

Total Institutional Service Class Shares	(100,637,054)	79,951,865

Institutional Class Shares
Proceeds from shares issued	4,375	–
Dividends reinvested	816	698
Cost of shares redeemed	(3,091)	–

Total Institutional Class Shares	2,100	698

Change in net assets from capital transactions	$(100,694,808)	$79,960,971

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	28,882	4,319
Reinvested	1,408	2,158
Redeemed	(41,852)	(4,768)

Total Class A Shares	(11,562)	1,709

Class C Shares
Issued	–	–
Reinvested	59	57
Redeemed	(9)	(10)

Total Class C Shares	50	47

Institutional Service Class Shares
Issued	2,227,741	18,516,557
Reinvested	846,537	579,361
Redeemed	(18,737,602)	(3,386,736)

Total Institutional Service Class Shares	(15,663,324)	15,709,182

Institutional Class Shares
Issued	678	–
Reinvested	133	141
Redeemed	(455)	–

Total Institutional Class Shares	356	141

Total change in shares	(15,674,480)	15,711,079

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$5.76	0.12	1.03	1.15	(0.17)	(0.17)	$6.74	20.27%	$406,403	1.26%	1.90%	1.28%	25.50%
Year Ended October 31, 2012 (d)	$5.60	0.11	0.20	0.31	(0.15)	(0.15)	$5.76	6.02%	$413,861	1.25%	2.00%	1.26%	80.92%
Year Ended October 31, 2011 (d)	$6.43	0.11	(0.76)	(0.65)	(0.18)	(0.18)	$5.60	(10.40%)	$392,730	1.25%	1.78%	1.29%	121.25%
Year Ended October 31, 2010 (d)	$6.20	0.12	0.21	0.33	(0.10)	(0.10)	$6.43	5.32%	$436,598	1.25%	1.93%	1.29%	50.87%
Year Ended October 31, 2009 (d)	$4.95	0.07	1.18	1.25	–	–	$6.20	25.25%	$384,923	1.25%	1.31%	1.34%	54.37%

Class C Shares
Year Ended October 31, 2013 (d)	$5.72	0.07	1.03	1.10	(0.12)	(0.12)	$6.70	19.40%	$20,559	2.00%	1.12%	2.01%	25.50%
Year Ended October 31, 2012 (d)	$5.53	0.07	0.21	0.28	(0.09)	(0.09)	$5.72	5.39%	$17,263	2.00%	1.26%	2.01%	80.92%
Year Ended October 31, 2011 (d)	$6.37	0.07	(0.76)	(0.69)	(0.15)	(0.15)	$5.53	(11.17%)	$16,455	2.00%	1.12%	2.04%	121.25%
Year Ended October 31, 2010 (d)	$6.15	0.05	0.22	0.27	(0.05)	(0.05)	$6.37	4.48%	$17,384	2.00%	0.77%	2.04%	50.87%
Year Ended October 31, 2009 (d)	$4.95	0.07	1.13	1.20	–	–	$6.15	24.24%	$6,154	2.00%	1.36%	2.12%	54.37%

Institutional Service Class Shares
Year Ended October 31, 2013 (d)	$5.77	0.12	1.04	1.16	(0.17)	(0.17)	$6.76	20.42%	$119,578,990	1.25%	1.90%	1.25%	25.50%
Year Ended October 31, 2012 (d)	$5.61	0.12	0.19	0.31	(0.15)	(0.15)	$5.77	6.02%	$192,563,202	1.25%	2.13%	1.25%	80.92%
Year Ended October 31, 2011 (d)	$6.43	0.12	(0.76)	(0.64)	(0.18)	(0.18)	$5.61	(10.29%)	$99,010,403	1.24%	1.86%	1.28%	121.25%
Year Ended October 31, 2010 (d)	$6.21	0.10	0.21	0.31	(0.09)	(0.09)	$6.43	5.10%	$125,964,780	1.25%	1.68%	1.29%	50.87%
Year Ended October 31, 2009 (d)	$4.96	0.11	1.14	1.25	–	–	$6.21	25.21%	$132,254,218	1.25%	2.19%	1.36%	54.37%

Institutional Class Shares
Year Ended October 31, 2013 (d)	$5.78	0.13	1.04	1.17	(0.19)	(0.19)	$6.76	20.64%	$30,419	1.00%	2.12%	1.01%	25.50%
Year Ended October 31, 2012 (d)	$5.63	0.12	0.20	0.32	(0.17)	(0.17)	$5.78	6.28%	$23,953	1.00%	2.26%	1.01%	80.92%
Year Ended October 31, 2011 (d)	$6.45	0.13	(0.75)	(0.62)	(0.20)	(0.20)	$5.63	(10.03%)	$22,533	1.00%	2.10%	1.04%	121.25%
Year Ended October 31, 2010 (d)	$6.23	0.12	0.21	0.33	(0.11)	(0.11)	$6.45	5.32%	$25,077	1.00%	1.94%	1.04%	50.87%
Year Ended October 31, 2009 (d)	$4.97	0.12	1.15	1.27	(0.01)	(0.01)	$6.23	25.49%	$23,785	1.00%	2.44%	1.11%	54.37%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Small Company Growth Fund

For the annual period ended October 31, 2013, the Nationwide Small Company Growth Fund (Institutional Service Class) returned 44.70% versus 39.84% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 501 funds as of October 31, 2013) was 37.26% for the same time period.

Performance was due to many strong performers spread broadly across the Fund’s sectors. Among the top performers were Medidata Solutions and Cantel Medical (both Medical/ Healthcare), Tyler Technologies (Information/ Knowledge Management) and Cognex (Industrial Products & Systems). On the downside, the worst detractors were Vocera Communications (Information/ Knowledge Management) and Nuance Communications (Business Services). Accelrys and Medicis Pharmaceutical (both Medical/ Healthcare) were the next-lowest contributors to performance, although both had positive total returns during the period.

No derivatives were used during the period. Brown Capital Management LLC’s (“Brown”) portfolio strategy is benchmark agnostic, and is not in any way structured relative to a benchmark. Therefore, Brown does not provide attribution analysis relative to a benchmark.

Medidata Solutions, the Fund’s top performer during the period, is the type of company management wants represented in its small company portfolios for the long term. The small company service first invested in Medidata in December 2010 and the excerpt below is from Brown’s research report. At that time, and it remains today, management’s rationale for investing in Medidata Solutions includes the following:

Medidata Solutions provides hosted clinical development solutions including a comprehensive platform that integrates electronic data capture (EDC) with a clinical data management system (CDMS) that replaces the traditional manual, paper-based process of collecting and managing clinical trial data. The company’s products and services enable clinical developers to streamline the design, planning and management of the clinical development process, and therefore more efficiently conduct complex development programs, especially clinical trials. Clients include pharmaceutical, biotechnology and medical device companies, academic institutions, research foundations, government agencies and contract research organizations (CROs). Typically the development portion accounts for more than half of the total discovery and development expenditure for a new drug candidate, which is currently running in the range of $1.0 billion to $1.5 billion. Thus, there is ample incentive to use products and services that directly save time, money and headaches as well as, indirectly, lives. Equally important is enhanced decision-making that often leads to exceptional value-creating discoveries.

Medidata Solutions is fueled by the quality of its products and services to help change advanced biological data into actionable clinical information, constructively impacting the quality of patient healthcare. With its record, the company has clearly met the challenge of delivering effective functionality, which defines it as a potentially extraordinary, value-creating enterprise. Overall, Medidata Solutions has critical mass, financial resources, momentum, profitability, a contemporary business model, as well as competent, innovative technological and management skills to grow the enterprise into an exceptional larger company over the long term.

As mentioned above, the Fund’s worst detractor for the period was Vocera Communications. This company develops mobile communications systems for hospitals which help to improve labor efficiency and productivity, and increase the quality of patient care through faster, more direct communication between hospital employees. The company has a leading position with a differentiated and patented technology platform in an under-penetrated market. On May 3, 2013, Vocera reported weak first-quarter revenues and earnings numbers and also reduced full-year guidance. As a result, the company’s stock price declined significantly. Subsequently Brown updated its analysis of the company and met with the company’s senior management team. Brown’s

Fund Commentary (con’t.)	Nationwide Small Company Growth Fund

takeaway was that while the company faces some near-term challenges in terms of the current hospital spending environment and the need to improve execution by its sales force, its long-term revenue and earnings growth potential remains promising. It still has ample opportunity to grow through new product development and deeper penetration of existing accounts in both domestic and international markets, and also in non-healthcare markets. As a result, Brown purchased additional shares and increased Vocera’s weighting in the portfolio. The firm remains quite optimistic about the long-term potential of the portfolio overall. Of course, this does not mean that the portfolio is immune from negative company-specific events or that every portfolio holding will do well. And it most certainly does not mean that the portfolio will not be adversely affected by economic, political and/or other exogenous events. Brown does not spend its time determining probabilities for potential outcomes (political, economic or otherwise) and then subsequently reposition the portfolio to take advantage of these expected outcomes. Management does, however, assess and analyze the long-term fundamentals of industries and companies to determine whether an investment candidate or portfolio holding meets the criteria for its small company investment program.

At Brown Capital Management, the investment philosophy does not change quarter to quarter, and is not geared toward any specific market conditions or circumstances. While management is influenced by market movements, its consistent investment process does not change in anticipation of one or another type of market. Focusing on exceptional small companies that have the wherewithal to become exceptional large companies is where Brown concentrates its efforts. As long-term and benchmark agnostic investors, management’s style is a disciplined and patient implementation of its small company investment process. As always, Brown is committed to building and maintaining a winning investment program that meets the Fund’s required long-term investment needs.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Robert Hall, Kempton Ingersol, Keith Lee and Amy Zhang

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles. High double-digit returns are unusual and cannot be sustained. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Small Company Growth Fund

Objective

The Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Highlights

•	The Nationwide Small Company Growth Fund Institutional Service Class returned 44.7% for the annual period, outperforming the Index by 4.86% and outperforming the Lipper peer category median by 7.44%.

•

Performance was due to many strong performers spread broadly across the Fund’s sectors, with top performers including Medidata Solutions and Cantel Medical (both Medical/Healthcare), Tyler Technologies (Information/Knowledge Management), and Cognex (Industrial Products & Systems).

•

The worst detractors were Vocera Communications (Information/Knowledge Management) and Nuance Communications (Business Services). Accelrys and Medicis Pharmaceutical (both Medical/Healthcare) were the next-lowest contributors to performance, although both had positive total returns during the period.

Asset Allocation†

Common Stocks	93.2%
Mutual Fund	6.8%
Other assets in excess of liabilities††	0.0%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund — Institutional Class	6.8%
CARBO Ceramics, Inc.	3.9%
Manhattan Associates, Inc.	3.8%
Tyler Technologies, Inc.	3.7%
Neogen Corp.	3.6%
NIC, Inc.	3.5%
Cantel Medical Corp.	3.5%
FEI Co.	3.4%
Cognex Corp.	3.4%
Netscout Systems, Inc.	3.3%
Other Holdings	61.1%
100.0%

Top Industries†††

Software	30.6%
Health Care Equipment & Supplies	13.3%
Electronic Equipment, Instruments & Components	12.0%
Health Care Technology	7.9%
Energy Equipment & Services	6.9%
Semiconductors & Semiconductor Equipment	5.2%
Machinery	3.9%
Internet Software & Services	3.5%
Life Sciences Tools & Services	3.5%
Chemicals	2.9%
Other Industries	10.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2013.

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	Inception[4]
Class A	w/o SC1	44.46%	30.44%
	w/ SC2	36.11%	26.28%
Institutional Service Class[3]		44.70%	30.68%

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	7.68%	1.44%
Institutional Service Class	7.43%	1.19%

*Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Since inception date of January 3, 2012.

Fund Performance (con’t.)	Nationwide Small Company Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 10/31/13 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) from 2/1/12 through 10/31/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Company Growth Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,248.00	6.80	1.20
	Hypothetical	[a,b]	1,000.00	1,019.16	6.11	1.20
Institutional Service	Actual	[a]	1,000.00	1,249.20	5.33	0.94
Class Shares	Hypothetical	[a,b]	1,000.00	1,020.47	4.79	0.94

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Small Company Growth Fund

Common Stocks 93.2%

	Shares	Market Value

Biotechnology 2.3%
Incyte Corp., Ltd.*	34,567	$1,348,113

Chemicals 2.9%
Balchem Corp.	30,554	1,749,522

Commercial Services & Supplies 1.2%
EnerNOC, Inc.*	42,925	713,843

Electronic Equipment, Instruments & Components 12.0%
Cognex Corp.	64,120	2,003,750
Dolby Laboratories, Inc., Class A	6,641	237,349
DTS, Inc.*	10,328	206,560
FEI Co.	22,993	2,048,216
FLIR Systems, Inc.	41,031	1,168,563
Measurement Specialties, Inc.*	26,600	1,482,418

		7,146,856

Energy Equipment & Services 6.9%
CARBO Ceramics, Inc.	18,365	2,301,869
Geospace Technologies Corp.*	18,707	1,822,436

		4,124,305

Health Care Equipment & Supplies 13.3%
Abaxis, Inc.	42,001	1,500,696
Cantel Medical Corp.	60,055	2,107,930
Meridian Bioscience, Inc.	48,624	1,201,985
Neogen Corp.*	46,985	2,171,624
Quidel Corp.*	39,204	968,339

		7,950,574

Health Care Technology 7.9%
MedAssets, Inc.*	64,340	1,481,750
Medidata Solutions, Inc.*	17,094	1,885,639
Quality Systems, Inc.	24,542	560,049
Vocera Communications, Inc.*	46,647	785,069

		4,712,507

Internet Software & Services 3.5%
NIC, Inc.	85,654	2,108,801

Life Sciences Tools & Services 3.5%
Bruker Corp.*	20,513	419,491
Techne Corp.	18,910	1,652,545

		2,072,036

Machinery 3.9%
Dynamic Materials Corp.	23,233	513,449
Sun Hydraulics Corp.	46,182	1,832,502

		2,345,951

Semiconductors & Semiconductor Equipment 5.2%
Diodes, Inc.*	55,153	1,335,806
Hittite Microwave Corp.*	27,251	1,741,066

		3,076,872

Common Stocks (continued)

	Shares	Market Value

Software 30.6%
Accelrys, Inc.*	86,155	$805,549
ACI Worldwide, Inc.*	35,176	1,938,901
American Software, Inc., Class A	64,953	568,339
ANSYS, Inc.*	20,680	1,808,466
Blackbaud, Inc.	51,113	1,840,068
Concur Technologies, Inc.*	16,929	1,770,774
Manhattan Associates, Inc.*	21,228	2,260,994
Netscout Systems, Inc.*	69,223	1,960,395
Nuance Communications, Inc.*	66,177	1,029,714
PROS Holdings, Inc.*	53,597	1,894,654
Rovi Corp.*	11,642	195,120
Tyler Technologies, Inc.*	22,787	2,203,731

		18,276,705

Total Common Stocks (cost $48,884,855)		55,626,085

Mutual Fund 6.8%
Money Market Fund 6.8%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	4,075,054	4,075,054

Total Mutual Fund (cost $4,075,054)		4,075,054

Total Investments (cost $52,959,909) (b) — 100.0%		59,701,139

Other assets in excess of liabilities — 0.0%†		3,476

NET ASSETS — 100.0%		$59,704,615

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2013.

(b)	See notes to financial statements for tax unrealized appreciation/ (depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Small Company Growth Fund
Assets:
Investments, at value (cost $52,959,909)	$59,701,139
Dividends receivable	5,818
Receivable for capital shares issued	52,409
Prepaid expenses	30

Total Assets	59,759,396

Liabilities:
Payable for capital shares redeemed	2,117
Accrued expenses and other payables:
Investment advisory fees	24,965
Fund administration fees	7,959
Distribution fees	152
Accounting and transfer agent fees	205
Trustee fees	1,465
Custodian fees	34
Compliance program costs (Note 3)	132
Professional fees	16,804
Printing fees	751
Other	197

Total Liabilities	54,781

Net Assets	$59,704,615

Represented by:
Capital	$52,831,442
Accumulated distributions in excess of net investment loss	(19,348)
Accumulated net realized gains from investment transactions	151,291
Net unrealized appreciation/(depreciation) from investments	6,741,230

Net Assets	$59,704,615

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Small Company Growth Fund
Net Assets:
Class A Shares	$730,412
Institutional Service Class Shares	58,974,203

Total	$59,704,615

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	45,659
Institutional Service Class Shares	3,689,216

Total	3,734,875

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$16.00
Institutional Service Class Shares	$15.99
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.98

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$74,830
Income from securities lending (Note 2)	661

Total Income	75,491

EXPENSES:
Organization and offering costs	16,129
Investment advisory fees	135,318
Fund administration fees	83,708
Distribution fees Class A	850
Administrative servicing fees Class A	38
Registration and filing fees	33,469
Professional fees	39,031
Printing fees	8,912
Trustee fees	1,757
Custodian fees	455
Accounting and transfer agent fees	487
Compliance program costs (Note 3)	168
Other	2,683

Total expenses before earnings credit and expenses reimbursed	323,005

Earnings credit (Note 5)	(9)
Expenses reimbursed by adviser (Note 3)	(179,353)

Net Expenses	143,643

NET INVESTMENT LOSS	(68,152)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	222,246
Net change in unrealized appreciation/(depreciation) from investments	6,384,899

Net realized/unrealized gains from investments	6,607,145

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,538,993

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Small Company Growth Fund
	Year Ended October 31, 2013	Period Ended October 31, 2012 (a)
Operations:
Net investment loss	$(68,152)	$(11,623)
Net realized gains from investment transactions	222,246	63,375
Net change in unrealized appreciation/(depreciation) from investments	6,384,899	356,331

Change in net assets resulting from operations	6,538,993	408,083

Distributions to Shareholders From:
Net investment income:
Class A	(63)	–
Institutional Service Class	(31,556)	–
Net realized gains:
Class A	(329)	–
Institutional Service Class	(63,071)	–

Change in net assets from shareholder distributions	(95,019)	–

Change in net assets from capital transactions	48,636,808	4,215,750

Change in net assets	55,080,782	4,623,833

Net Assets:
Beginning of year	4,623,833	–

End of year	$59,704,615	$4,623,833

Accumulated undistributed (distributions in excess of) net investment loss at end of year	$(19,348)	$11,066

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,122,714	$23,010
Dividends reinvested	392	–
Cost of shares redeemed	(535,612)	(1)

Total A Shares	587,494	23,009

Institutional Service Class Shares
Proceeds from shares issued	52,083,524	4,397,372
Dividends reinvested	94,627	–
Cost of shares redeemed	(4,128,837)	(204,631)

Total Institutional Service Class Shares	48,049,314	4,192,741

Change in net assets from capital transactions	$48,636,808	$4,215,750

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

Statements of Changes in Net Assets (Continued)

	Nationwide Small Company Growth Fund
	Year Ended October 31, 2013	Period Ended October 31, 2012 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	82,207	2,182
Reinvested	34	–
Redeemed	(38,764)	–

Total A Shares	43,477	2,182

Institutional Service Class Shares
Issued	3,564,106	427,224
Reinvested	8,236	–
Redeemed	(291,287)	(19,063)

Total Institutional Service Class Shares	3,281,055	408,161

Total change in shares	3,324,532	410,343

Amounts designated as”–” are zero or have been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Loss to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2013 (f)	$11.26	(0.11)	5.03	4.92	(0.03)	(0.15)	(0.18)	$16.00	44.46%	$730,412	1.20%	(0.81)%	2.46%	4.05%
Period Ended October 31, 2012 (f)(g)	$10.00	(0.06)	1.32	1.26	–	–	–	$11.26	12.50%	$24,561	1.19%	(0.73)%	8.37%	9.58%

Institutional Service Class Shares
Year Ended October 31, 2013 (f)	$11.27	(0.06)	5.01	4.95	(0.08)	(0.15)	(0.23)	$15.99	44.70%	$58,974,203	0.94%	(0.44)%	2.12%	4.05%
Period Ended October 31, 2012 (f)(g)	$10.00	(0.04)	1.31	1.27	–	–	–	$11.27	12.70%	$4,599,272	0.94%	(0.48)%	7.38%	9.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide U.S. Small Cap Value Fund

For the annual period ended October 31, 2013, the Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 38.31% versus 32.83% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 302 funds as of October 31, 2013) was 35.45% for the same time period.

U.S. stocks delivered very strong returns in the one-year period ended October 31, 2013. The annual return for the broad U.S. market, as measured by the Russell 3000® Index, was 29.0%. Asset class returns ranged from a low of 28.3% for large-cap value stocks to a high of 39.8% for small-cap growth stocks.

Looking at the relative price dimension, low relative price (value stocks) underperformed high relative price (growth stocks) across the broad market. Using the Russell Indexes as proxies, large-cap value stocks (Russell 1000® Value Index) performed in line with large-cap growth stocks (Russell 1000® Growth Index), while small-cap value stocks (Russell 2000 Value Index) underperformed small-cap growth stocks (Russell 2000® Growth Index) by 7.0%.

Along the size dimension, small caps (Russell 2000® Index) outperformed large caps (Russell 1000® Index) by 7.9% during the period. The portfolio is constructed to capture the expected long-term premiums associated with small-cap and mid-cap value stocks.

The primary driver of the portfolio’s relative outperformance was the portfolio’s exclusion of small-cap REITs and highly regulated utilities, both of which significantly underperformed during the period. Small-cap REITs and utilities returned 15.7% and 13.7%, respectively, and represented approximately 13% and 6%, respectively, of the benchmark during the period. As a result, the portfolio’s exclusion of REITs and highly regulated utilities significantly contributed to the portfolio’s relative performance for the one-year period. The portfolio intentionally excludes REITs and highly regulated utilities because research shows they tend to behave differently than common equities and over the long-term are not expected to deliver the same return premiums as small-cap and mid-cap value stocks.

The portfolio also defines value stocks differently than the benchmark. As a result, even though value stocks, as measured by the benchmark, underperformed growth stocks, the portfolio’s holdings of value stocks outperformed the benchmark, especially in financials and industrials.

The portfolio is broadly diversified and held over 1,450 different stocks during the one-year period. Differences in these holdings versus the benchmark also contributed to outperformance. The portfolio held overweight positions in a number of stocks that had very strong returns, particularly in the consumer discretionary sector.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles. High double-digit returns are unusual and cannot be sustained. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide U.S. Small Cap Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

The Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 38.31% for the annual period, outperforming the Index by 5.48% and outperforming the Lipper peer category median by 2.86%.

•

The primary driver of the portfolio’s relative outperformance was the portfolio’s exclusion of small-cap REITs and highly regulated utilities, both of which significantly underperformed during the period.

•

The portfolio also defines value stocks differently than the benchmark. As a result, even though value stocks, as measured by the benchmark, underperformed growth stocks, the portfolio’s holding of value stocks outperformed the benchmark, especially in financials and industrials.

Asset Allocation†

Common Stocks	99.3%
Repurchase Agreements	6.4%
Mutual Fund	1.4%
Right††	0.0%
Warrants††	0.0%
Liabilities in excess of other assets†††	(7.1)%
100.0%

Top Industries ††††

Commercial Banks	7.8%
Insurance	7.2%
Energy Equipment & Services	4.7%
Semiconductors & Semiconductor Equipment	4.6%
Specialty Retail	4.6%
Oil, Gas & Consumable Fuels	4.0%
Electronic Equipment, Instruments & Components	3.8%
Machinery	3.2%
Metals & Mining	2.9%
Health Care Providers & Services	2.7%
Other Industries*	54.5%
100.0%

Top Holdings††††

Fidelity Institutional Money Market Fund —Institutional Class	1.3%
GameStop Corp., Class A	1.0%
American Capital Ltd.	0.6%
Trinity Industries, Inc.	0.5%
Dillard’s, Inc., Class A	0.5%
Cabela’s, Inc.	0.5%
Ingram Micro, Inc., Class A	0.5%
Domtar Corp.	0.4%
CNO Financial Group, Inc.	0.4%
Susquehanna Bancshares, Inc.	0.4%
Other Holdings*	93.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	38.22%	17.53%	8.41%
	w/ SC2	30.29%	16.13%	7.32%
Class C	w/o SC1	37.31%	16.77%	7.71%
	w/ SC3	36.31%	16.77%	7.71%
Institutional Service Class[4]		38.31%	17.63%	8.53%
Institutional Class[4]		38.68%	17.94%	8.80%

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.50%	1.38%
Class C	2.21%	2.09%
Institutional Service Class	1.46%	1.34%
Institutional Class	1.21%	1.09%

*Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of December 21, 2007.

Fund Performance (con’t.)	Nationwide U.S. Small Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide U.S. Small Cap Value Fund from inception through 10/31/13 versus the Russell 2000® Value Index and the Consumer Price Index (CPI) from 1/1/08 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide U.S. Small Cap Value Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,176.70	7.68	1.40
	Hypothetical	[a,b]	1,000.00	1,018.15	7.12	1.40
Class C Shares	Actual	[a]	1,000.00	1,172.60	11.45	2.09
	Hypothetical	[a,b]	1,000.00	1,014.67	10.61	2.09
Institutional Service Class Shares	Actual	[a]	1,000.00	1,177.70	7.36	1.34
	Hypothetical	[a,b]	1,000.00	1,018.45	6.82	1.34
Institutional Class Shares	Actual	[a]	1,000.00	1,178.70	5.99	1.09
	Hypothetical	[a,b]	1,000.00	1,019.71	5.55	1.09

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.3%

	Shares	Market Value

Aerospace & Defense 2.0%
AAR Corp.	7,515	$220,039
Aerovironment, Inc.*	5,562	150,786
Alliant Techsystems, Inc.	1,445	157,317
Allied Defense Group, Inc. (The)* (a)(b)	400	2,100
American Science & Engineering, Inc.	86	5,657
Ascent Solar Technologies, Inc.* (c)	2,800	2,632
CPI Aerostructures, Inc.*	2,037	25,259
Curtiss-Wright Corp.	11,676	581,231
DigitalGlobe, Inc.*	14,495	461,231
Ducommun, Inc.*	2,494	62,001
Engility Holdings, Inc.*	5,302	164,203
Esterline Technologies Corp.*	4,536	363,606
Exelis, Inc.	854	14,082
Innovative Solutions & Support, Inc.	1,501	11,828
Kratos Defense & Security Solutions, Inc.*	19,461	165,029
LMI Aerospace, Inc.*	1,878	29,485
Moog, Inc., Class A*	1,999	119,400
National Presto Industries, Inc. (c)	200	14,110
Orbital Sciences Corp.*	14,597	336,753
SIFCO Industries, Inc.*	425	9,426
Sparton Corp.*	1,053	27,789
Sypris Solutions, Inc.	157	501
Triumph Group, Inc.	1,259	90,207

		3,014,672

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	12,644	91,543
Atlas Air Worldwide Holdings, Inc.*	6,677	247,249
Pacer International, Inc.*	4,368	34,857
UTi Worldwide, Inc.	7,920	120,384
XPO Logistics, Inc.* (c)	1,957	39,492

		533,525

Airlines 0.7%
Alaska Air Group, Inc.	3,832	270,769
Hawaiian Holdings, Inc.* (c)	17,790	146,768
JetBlue Airways Corp.* (c)	49,412	350,331
Republic Airways Holdings, Inc.*	13,806	162,635
SkyWest, Inc.	8,410	126,486

		1,056,989

Auto Components 0.9%
Cooper Tire & Rubber Co.	8,201	213,308
Dorman Products, Inc.	1,400	68,054
Federal-Mogul Corp.*	18,136	371,606
Fuel Systems Solutions, Inc.*	4,655	83,604
Modine Manufacturing Co.*	9,040	120,413
Motorcar Parts of America, Inc.*	2,200	30,096
Shiloh Industries, Inc.	1,847	30,328
Spartan Motors, Inc.	7,133	48,433
Standard Motor Products, Inc.	5,949	215,116
Stoneridge, Inc.*	7,092	90,494
Strattec Security Corp.	300	12,156

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Superior Industries International, Inc.	4,675	$87,656

		1,371,264

Beverages 0.4%
Coca-Cola Bottling Co. Consolidated	840	53,189
Constellation Brands, Inc., Class A*	7,974	520,702
Craft Brew Alliance, Inc.*	2,481	40,242
MGP Ingredients, Inc.	4,229	22,371
Primo Water Corp.* (c)	4,800	11,952

		648,456

Biotechnology 0.2%
Arqule, Inc.*	2,846	6,403
Celldex Therapeutics, Inc.*	1,810	41,467
Codexis, Inc.* (c)	1,324	2,304
Emergent Biosolutions, Inc.*	8,785	171,571
Enzon Pharmaceuticals, Inc.	2,902	4,295
Maxygen, Inc.* (a)(c)	2,900	87
MediciNova, Inc.* (c)	1,469	3,628
Repligen Corp.*	2,489	27,230
Targacept, Inc.*	9,300	44,175

		301,160

Building Products 0.7%
American Woodmark Corp.*	1,000	33,920
Apogee Enterprises, Inc.	5,381	168,318
Builders FirstSource, Inc.*	1,000	7,410
Gibraltar Industries, Inc.*	5,968	95,548
Griffon Corp.	12,327	154,457
Insteel Industries, Inc.	3,880	64,369
Owens Corning, Inc.*	3,060	109,946
Quanex Building Products Corp.	7,482	133,030
Simpson Manufacturing Co., Inc.	5,368	190,295
Universal Forest Products, Inc.	2,109	111,608

		1,068,901

Capital Markets 1.8%
American Capital Ltd.*	63,170	885,012
Calamos Asset Management, Inc., Class A	4,093	40,193
Capital Southwest Corp.	2,433	79,973
Cowen Group, Inc., Class A*	35,110	139,387
E*TRADE Financial Corp.*	14,402	243,538
GFI Group, Inc.	17,572	60,975
Harris & Harris Group, Inc.*	5,889	18,432
ICG Group, Inc.*	4,315	70,378
INTL. FCStone, Inc.*	800	16,368
Investment Technology Group, Inc.*	1,497	23,982
Janus Capital Group, Inc.	36,073	356,040
JMP Group, Inc.	3,774	24,191
Legg Mason, Inc.	16,867	648,873
Manning & Napier, Inc.	868	14,409
MCG Capital Corp.	8,170	38,481
Medallion Financial Corp.	3,152	47,847

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Oppenheimer Holdings, Inc., Class A	326	$6,465
Piper Jaffray Cos.*	700	25,123
Safeguard Scientifics, Inc.*	3,366	58,737
SWS Group, Inc.*	3,400	19,142

		2,817,546

Chemicals 2.6%
A. Schulman, Inc.	5,552	183,882
American Pacific Corp.*	681	30,999
American Vanguard Corp.	3,565	93,047
Arabian American Development Co.*	100	910
Axiall Corp.	3,390	131,837
Cabot Corp.	7,797	363,418
Chase Corp.*	918	27,779
Chemtura Corp.*	9,364	229,418
Core Molding Technologies, Inc.*	1,940	20,952
Cytec Industries, Inc.	2,992	248,605
Ferro Corp.*	11,138	142,901
FutureFuel Corp.	4,447	77,422
H.B. Fuller Co.	6,127	293,300
Hawkins, Inc.	300	10,803
Huntsman Corp.	8,600	199,692
Innospec, Inc.	590	27,175
KMG Chemicals, Inc.	1,276	25,494
Kraton Performance Polymers, Inc.*	3,216	68,404
Landec Corp.*	5,776	67,637
Minerals Technologies, Inc.	4,564	258,459
Olin Corp. (c)	16,972	382,040
OM Group, Inc.*	5,533	188,122
OMNOVA Solutions, Inc.*	4,209	36,618
Penford Corp.*	1,600	21,760
PolyOne Corp.	5,792	175,498
Quaker Chemical Corp.	212	16,093
Sensient Technologies Corp.	5,500	286,715
Westlake Chemical Corp.	1,389	149,206
Zoltek Cos., Inc.*	8,468	141,416

		3,899,602

Commercial Banks 8.3%
1st Source Corp.	2,736	85,856
1st United Bancorp, Inc.	1,029	7,862
Access National Corp.	576	8,369
American National Bankshares, Inc.	1,325	30,396
Ameris Bancorp*	2,980	54,534
AmeriServ Financial, Inc.	1,800	5,652
Arrow Financial Corp. (c)	415	10,711
Associated Banc-Corp.	22,043	358,419
Bancfirst Corp.	209	11,614
Bancorp, Inc. (The)*	4,545	73,493
BancorpSouth, Inc.	8,554	189,043
Bank of Kentucky Financial Corp. (The)	171	4,927
Banner Corp.	3,228	123,503
Bar Harbor Bankshares	283	10,680

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
BBCN Bancorp, Inc.	8,440	$125,165
BCB Bancorp, Inc.	221	2,444
Boston Private Financial Holdings, Inc.	7,814	89,001
Bridge Bancorp, Inc.	111	2,563
Bryn Mawr Bank Corp.	471	13,122
C&F Financial Corp. (c)	177	9,542
Camden National Corp.	1,018	41,076
Capital Bank Financial Corp., Class A*	114	2,533
Capital City Bank Group, Inc.*	2,100	25,830
CapitalSource, Inc.	20,213	264,386
Cardinal Financial Corp.	3,473	57,305
Cathay General Bancorp	13,982	344,377
Center Bancorp, Inc.	1,488	22,261
Centerstate Banks, Inc.	2,591	25,547
Central Pacific Financial Corp.	1,133	20,870
Century Bancorp, Inc., Class A	138	4,485
Chemical Financial Corp.	1,317	38,575
City Holding Co.	879	39,995
CoBiz Financial, Inc.	5,513	59,816
Columbia Banking System, Inc.	3,034	77,943
Community Bank System, Inc.	4,100	148,871
Community Bankers Trust Corp.*	300	1,119
Community Trust Bancorp, Inc.	2,313	98,511
CVB Financial Corp.	7,379	107,291
Enterprise Bancorp, Inc.	332	6,487
Enterprise Financial Services Corp.	1,963	35,393
Fidelity Southern Corp.	1,338	20,436
Financial Institutions, Inc.	1,239	29,327
First Bancorp	2,007	30,065
First Bancorp, Inc.	939	16,348
First BanCorp, Puerto Rico*	10,570	58,664
First Busey Corp.	7,454	38,537
First Citizens Bancshares, Inc., Class A	100	21,173
First Commonwealth Financial Corp.	30,302	263,324
First Community Bancshares, Inc.	3,943	65,809
First Connecticut Bancorp, Inc.	935	13,726
First Financial Bancorp	3,773	58,557
First Financial Corp.	1,314	45,386
First Financial Holdings, Inc.	1,639	98,225
First Interstate BancSystem, Inc.	885	22,222
First Merchants Corp.	7,005	131,694
First Midwest Bancorp, Inc.	8,912	148,207
First Niagara Financial Group, Inc.	42,634	470,253
First South Bancorp, Inc.*	1,350	9,126
FirstMerit Corp.	9,372	210,495
Flushing Financial Corp.	3,341	67,121
FNB Corp.	12,066	150,946
German American Bancorp, Inc.	805	21,880
Glacier Bancorp, Inc.	5,383	148,732
Great Southern Bancorp, Inc.	1,161	32,601
Guaranty Bancorp	1,040	14,040
Hanmi Financial Corp.	5,805	101,471
Heartland Financial USA, Inc.	1,847	48,927

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Heritage Commerce Corp.	4,960	$38,638
Heritage Financial Corp.	100	1,613
Home Federal Bancorp, Inc.	2,100	32,739
Horizon Bancorp	587	12,744
Hudson Valley Holding Corp.	1,861	34,410
IBERIABANK Corp.	6,833	399,252
Independent Bank Corp.	2,048	73,482
Independent Bank Corp., Michigan*	380	3,694
International Bancshares Corp.	14,074	321,591
Intervest Bancshares Corp.* (c)	2,354	17,161
Lakeland Bancorp, Inc.	4,466	50,912
Lakeland Financial Corp.	779	27,725
Macatawa Bank Corp.* (c)	3,062	15,034
MainSource Financial Group, Inc.	4,606	74,709
MB Financial, Inc.	8,210	243,837
MBT Financial Corp.*	2,200	8,448
Mercantile Bank Corp.	851	18,586
Merchants Bancshares, Inc.	662	19,847
Metro Bancorp, Inc.*	1,907	40,695
MetroCorp Bancshares, Inc.	775	11,106
MidSouth Bancorp, Inc.	770	11,689
MidWestOne Financial Group, Inc.	67	1,770
National Penn Bancshares, Inc.	13,300	137,921
NBT Bancorp, Inc.	647	15,767
NewBridge Bancorp*	2,450	18,277
North Valley Bancorp*	78	1,474
Northrim BanCorp, Inc.	444	11,144
OFG Bancorp	11,383	168,582
Old National Bancorp	6,911	100,486
Old Second Bancorp, Inc.*	1,500	7,155
OmniAmerican Bancorp, Inc.*	1,963	43,029
Pacific Continental Corp.	1,758	24,225
Pacific Mercantile Bancorp*	1,000	6,220
Pacific Premier Bancorp, Inc.*	1,418	19,724
PacWest Bancorp (c)	1,751	66,626
Park National Corp. (c)	600	47,532
Park Sterling Corp.	4,473	29,119
Peapack Gladstone Financial Corp.	703	12,893
Peoples Bancorp, Inc.	1,891	42,396
Pinnacle Financial Partners, Inc.*	6,100	189,100
Popular, Inc.*	8,323	210,156
Preferred Bank, Los Angeles*	1,261	24,236
PrivateBancorp, Inc.	12,137	295,657
Renasant Corp.	5,104	146,383
Republic Bancorp, Inc., Class A	3,383	77,877
Republic First Bancorp, Inc.*	1,723	5,427
S&T Bancorp, Inc.	2,138	52,424
Sandy Spring Bancorp, Inc.	2,707	66,294
Seacoast Banking Corp. of Florida*	7,563	17,244
Sierra Bancorp	1,950	36,914
Simmons First National Corp., Class A	1,967	64,400
Southern Community Financial Corp.* (a)	1,400	308
Southside Bancshares, Inc.	884	24,133

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Southwest Bancorp, Inc.*	3,100	$49,631
StellarOne Corp.	4,933	114,840
Sterling Bancorp	2,164	31,919
Suffolk Bancorp*	3,029	59,217
Sun Bancorp, Inc.*	3,351	11,058
Susquehanna Bancshares, Inc.	59,329	699,192
SY Bancorp, Inc.	400	12,004
Synovus Financial Corp.	138,715	450,824
Taylor Capital Group, Inc.*	1,119	25,737
Tompkins Financial Corp.	1,516	74,769
TowneBank (c)	2,102	30,605
TriCo Bancshares	1,149	29,058
Trustmark Corp.	5,620	152,639
UMB Financial Corp.	2,406	141,762
Umpqua Holdings Corp. (c)	26,006	425,718
Union First Market Bankshares Corp. (c)	2,915	70,310
United Bankshares, Inc.	200	5,916
United Community Banks, Inc.*	1,585	24,710
United Security Bancshares*	275	1,412
Univest Corp. of Pennsylvania	1,509	30,135
ViewPoint Financial Group, Inc.	3,427	74,743
Virginia Commerce Bancorp, Inc.*	2,526	40,492
Washington Banking Co.	1,359	23,117
Washington Trust Bancorp, Inc.	1,499	49,302
Webster Financial Corp.	10,981	306,260
WesBanco, Inc.	3,641	107,045
West Bancorporation, Inc.	1,619	22,375
Western Alliance Bancorp*	13,239	280,005
Wilshire Bancorp, Inc.	11,339	96,041
Wintrust Financial Corp.	10,763	468,298
Yadkin Financial Corp.*	666	10,936
Zions Bancorporation	13,933	395,279

		12,715,013

Commercial Services & Supplies 2.0%
ABM Industries, Inc.	14,604	401,756
ACCO Brands Corp.*	9,359	54,750
Acme United Corp.	200	2,928
Acorn Energy, Inc. (c)	1,419	5,335
AMREP Corp.*	216	1,739
ARC Document Solutions, Inc.*	7,416	46,276
CECO Environmental Corp.	676	11,931
Consolidated Graphics, Inc.*	2,861	183,362
Courier Corp.	2,636	44,786
Covanta Holding Corp.	5,910	101,475
EnerNOC, Inc.*	4,199	69,829
Ennis, Inc.	3,361	59,658
Fuel Tech, Inc.*	2,542	11,515
G&K Services, Inc., Class A	1,400	87,360
Intersections, Inc.	2,600	22,282
Kimball International, Inc., Class B	7,088	82,930
McGrath RentCorp	3,949	140,861
Metalico, Inc.*	4,282	7,023

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Mobile Mini, Inc.*	12,354	$446,226
Multi-Color Corp.	2,035	70,879
NL Industries, Inc.	1,831	21,349
Quad/Graphics, Inc. (c)	2,723	95,087
RR Donnelley & Sons Co. (c)	3,196	59,350
Schawk, Inc.	3,031	44,313
Standard Parking Corp.*	1,553	41,108
Standard Register Co.(The)* (c)	705	5,993
Steelcase, Inc., Class A	12,357	202,531
Tetra Tech, Inc.*	6,372	166,500
UniFirst Corp.	2,352	241,833
United Stationers, Inc.	4,178	185,670
Versar, Inc.*	2,487	11,764
Viad Corp.	5,699	152,163
Virco Manufacturing Corp.*	1,500	3,045

		3,083,607

Communications Equipment 1.9%
Anaren, Inc.*	2,904	72,542
ARRIS Group, Inc.*	14,421	257,559
Aviat Networks, Inc.*	7,678	15,817
Aware, Inc.	1,965	10,277
Bel Fuse, Inc., Class B	2,019	42,480
Black Box Corp.	2,600	65,104
Brocade Communications Systems, Inc.*	24,192	194,020
Calix, Inc.*	7,095	72,156
Communications Systems, Inc.	1,420	16,202
Comtech Telecommunications Corp.	3,510	105,370
Digi International, Inc.*	5,972	60,198
EchoStar Corp., Class A*	4,067	195,053
EMCORE Corp.* (c)	3,875	20,654
Emulex Corp.*	26,342	198,355
Extreme Networks, Inc.*	15,787	84,618
Finisar Corp.*	9,668	222,461
Globecomm Systems, Inc.*	4,951	69,463
Harmonic, Inc.*	25,387	185,579
Infinera Corp.* (c)	11,300	115,373
KVH Industries, Inc.*	4,039	55,496
NETGEAR, Inc.*	1,591	45,757
Oclaro, Inc.* (c)	16,707	34,082
Oplink Communications, Inc.*	5,391	98,386
Optical Cable Corp.	300	1,197
PC-Tel, Inc.	1,200	11,052
Performance Technologies, Inc.*	1,121	3,475
Polycom, Inc.* (c)	14,750	153,400
Relm Wireless Corp.*	2,881	7,577
ShoreTel, Inc.*	6,179	49,123
Sonus Networks, Inc.*	21,433	64,299
Symmetricom, Inc.*	10,860	77,866
Tellabs, Inc.	69,671	169,997
TESSCO Technologies, Inc.	1,910	67,671
UTStarcom Holdings Corp.*	1,801	5,043
Westell Technologies, Inc., Class A*	11,436	41,055

		2,888,757

Common Stocks (continued)

	Shares	Market Value

Computers & Peripherals 1.0%
Astro-Med, Inc.	765	$9,700
Avid Technology, Inc.*	6,800	50,660
Cray, Inc.*	3,102	69,361
Datalink Corp.*	3,720	38,204
Electronics For Imaging, Inc.*	8,400	288,204
Hutchinson Technology, Inc.*	4,426	16,465
Imation Corp.*	6,274	29,174
Intevac, Inc.*	4,194	21,389
Lexmark International, Inc., Class A	14,366	510,711
Novatel Wireless, Inc.*	6,524	19,996
QLogic Corp.*	19,088	235,737
Qumu Corp.*	220	3,296
Super Micro Computer, Inc.*	10,176	141,650
Transact Technologies, Inc.	1,096	15,114
Xyratex Ltd.	7,313	72,691

		1,522,352

Construction & Engineering 2.0%
AECOM Technology Corp.*	5,586	177,523
Aegion Corp.*	9,790	200,695
Ameresco, Inc., Class A*	4,900	51,254
Argan, Inc.	134	2,982
Comfort Systems USA, Inc.	4,488	83,612
Dycom Industries, Inc.*	6,300	186,795
EMCOR Group, Inc.	8,944	331,465
Furmanite Corp.*	3,051	34,324
Goldfield Corp.(The) (c)	3,969	7,541
Granite Construction, Inc.	8,957	289,759
Great Lakes Dredge & Dock Corp.	16,360	132,843
Integrated Electrical Services, Inc.*	1,200	5,592
Layne Christensen Co.*	5,116	98,943
MasTec, Inc.*	5,669	181,238
MYR Group, Inc.*	4,154	109,873
Northwest Pipe Co.*	2,416	87,049
Orion Marine Group, Inc.*	7,050	88,125
Pike Electric Corp.	9,472	102,392
Sterling Construction Co., Inc.*	3,017	28,963
Tutor Perini Corp.*	11,233	257,797
UniTek Global Services, Inc.* (c)	1,000	1,140
URS Corp.	9,861	534,663

		2,994,568

Construction Materials 0.2%
Headwaters, Inc.*	2,909	25,396
Texas Industries, Inc.*	3,959	212,598
United States Lime & Minerals, Inc.*	357	19,835

		257,829

Consumer Finance 0.3%
Asta Funding, Inc.	2,269	19,468
Atlanticus Holdings Corp.* (c)	1,995	6,963
Cash America International, Inc. (c)	5,300	209,085

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Consumer Finance (continued)
Encore Capital Group, Inc.*	286	$13,971
First Marblehead Corp. (The)*	12,745	12,235
Green Dot Corp., Class A*	1,149	24,657
Imperial Holdings, Inc.*	2,381	13,953
Nelnet, Inc., Class A	3,500	149,205
QC Holdings, Inc.	37	87

		449,624

Containers & Packaging 0.2%
Graphic Packaging Holding Co.*	1,500	12,600
Myers Industries, Inc.	4,875	86,872
Rock Tenn Co., Class A	1,968	210,596
Sealed Air Corp.	2,342	70,682

		380,750

Distributors 0.2%
Core-Mark Holding Co., Inc.	2,478	175,269
VOXX International Corp.*	7,308	113,347
Weyco Group, Inc.	618	17,755

		306,371

Diversified Consumer Services 0.8%
Ascent Capital Group, Inc., Class A*	1,498	126,461
Cambium Learning Group, Inc.*	300	438
Career Education Corp.*	11,688	64,050
Carriage Services, Inc.	1,715	34,455
Corinthian Colleges, Inc.* (c)	29,166	62,415
DeVry, Inc.	15,327	550,239
K12, Inc.*	1,800	32,904
Lincoln Educational Services Corp.	2,317	11,075
Mac-Gray Corp.	1,436	30,271
Matthews International Corp., Class A	1,057	42,914
Regis Corp.	10,909	158,181
Service Corp. International	7,120	128,231
Stewart Enterprises, Inc., Class A	3,400	44,914

		1,286,548

Diversified Financial Services 0.4%
Interactive Brokers Group, Inc., Class A	3,410	70,348
Marlin Business Services Corp.	1,601	44,140
MicroFinancial, Inc.	1,653	14,199
NewStar Financial, Inc.*	6,586	114,662
PHH Corp.*	9,292	223,473
PICO Holdings, Inc.*	2,751	64,594
Resource America, Inc., Class A	2,032	17,536

		548,952

Diversified Telecommunication Services 0.7%
Atlantic Tele-Network, Inc.	526	29,151
Cbeyond, Inc.*	9,288	59,815
Frontier Communications Corp. (c)	113,932	502,440
General Communication, Inc., Class A*	11,580	110,126

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services (continued)
Hawaiian Telcom Holdco, Inc.* (c)	2,026	$53,851
HickoryTech Corp.	1,535	20,538
Inteliquent, Inc.	5,607	72,050
Iridium Communications, Inc.* (c)	7,904	47,661
ORBCOMM, Inc.*	9,386	56,598
Premiere Global Services, Inc.*	7,626	68,710
PTGi Holding, Inc.	4,503	15,851
Vonage Holdings Corp.*	27,199	101,452

		1,138,243

Electrical Equipment 1.2%
Allied Motion Technologies, Inc. (c)	738	7,048
American Superconductor Corp.* (c)	6,222	13,564
AZZ, Inc.	3,899	175,065
Brady Corp., Class A	4,000	116,760
Encore Wire Corp.	3,906	193,464
EnerSys, Inc.	7,700	510,895
Franklin Electric Co., Inc.	400	15,140
General Cable Corp.	10,484	345,238
Global Power Equipment Group, Inc.	1,629	33,166
GrafTech International Ltd.* (c)	18,741	166,795
LSI Industries, Inc.	4,939	45,488
Ocean Power Technologies, Inc.* (c)	3,200	7,520
Orion Energy Systems, Inc.*	2,791	11,862
Powell Industries, Inc.*	1,095	68,799
PowerSecure International, Inc.*	3,210	58,037
Preformed Line Products Co.	281	23,610
Ultralife Corp.*	3,374	13,158
Vicor Corp.*	3,400	29,954

		1,835,563

Electronic Equipment, Instruments & Components 4.1%
Aeroflex Holding Corp.*	5,999	46,492
Agilysys, Inc.*	3,840	45,120
Arrow Electronics, Inc.*	4,833	232,081
AVX Corp.	16,400	217,300
Benchmark Electronics, Inc.*	5,200	118,196
Checkpoint Systems, Inc.*	8,356	142,219
Coherent, Inc.	913	60,431
CTS Corp.	6,185	115,165
Daktronics, Inc.	1,137	13,599
DTS, Inc.*	1,013	20,260
Echelon Corp.*	5,059	10,978
Electro Rent Corp.	5,979	108,459
Electro Scientific Industries, Inc.	5,246	62,847
Fabrinet*	2,096	35,087
FARO Technologies, Inc.*	2,027	96,282
Frequency Electronics, Inc.	900	9,999
GSI Group, Inc.*	4,207	41,986
ID Systems, Inc.*	1,945	10,114
Identive Group, Inc.* (c)	4,603	2,945
IEC Electronics Corp.*	1,140	4,902
Ingram Micro, Inc., Class A*	31,600	732,172

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Insight Enterprises, Inc.*	7,010	$147,701
Iteris, Inc.*	1,700	3,485
Itron, Inc.*	4,030	171,960
KEMET Corp.*	9,314	52,810
Key Tronic Corp.*	2,680	29,078
LoJack Corp.*	1,025	4,490
Maxwell Technologies, Inc.*	4,152	31,140
Measurement Specialties, Inc.*	1,796	100,091
Mercury Systems, Inc.*	5,114	47,151
Methode Electronics, Inc.	9,675	247,487
Multi-Fineline Electronix, Inc.*	2,600	34,866
NAPCO Security Technologies, Inc.*	1,850	10,397
Newport Corp.*	7,821	124,119
PAR Technology Corp.*	1,700	9,452
Park Electrochemical Corp.	1,601	44,908
PC Connection, Inc.	1,900	37,981
PCM, Inc.*	3,273	34,432
Perceptron, Inc.	1,480	20,705
Planar Systems, Inc.*	1,900	3,971
Plexus Corp.*	5,596	214,215
Radisys Corp.*	5,568	16,815
RF Industries Ltd. (c)	443	4,071
Richardson Electronics Ltd.	2,700	31,104
Rofin-Sinar Technologies, Inc.*	5,612	147,315
Rogers Corp.*	2,587	157,704
Sanmina Corp.*	20,073	292,263
ScanSource, Inc.*	5,079	195,338
SMTC Corp.*	2,189	4,269
SYNNEX Corp.*	11,003	674,484
Tech Data Corp.*	9,257	481,919
TTM Technologies, Inc.*	17,747	155,286
Viasystems Group, Inc.*	4,420	66,300
Vicon Industries, Inc.*	371	1,087
Vishay Intertechnology, Inc.*	30,628	375,806
Vishay Precision Group, Inc.*	2,246	36,834
Wayside Technology Group, Inc.	200	2,620
Zygo Corp.*	2,990	46,166

		6,186,454

Energy Equipment & Services 5.0%
Atwood Oceanics, Inc.*	2,743	145,736
Basic Energy Services, Inc.*	11,347	166,460
Bolt Technology Corp.	934	16,709
Bristow Group, Inc.	5,890	473,968
C&J Energy Services, Inc.* (c)	6,638	152,939
Cal Dive International, Inc.* (c)	13,404	26,406
Dawson Geophysical Co.*	2,765	80,849
ENGlobal Corp.*	1,900	2,090
Era Group, Inc.*	6,356	200,850
Exterran Holdings, Inc.*	14,869	424,510
Forbes Energy Services Ltd.*	800	3,984
Global Geophysical Services, Inc.*	10,786	25,779
Gulf Island Fabrication, Inc.	3,273	82,545

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
GulfMark Offshore, Inc., Class A	7,241	$360,457
Helix Energy Solutions Group, Inc.*	17,687	418,474
Hercules Offshore, Inc.*	30,067	204,456
Hornbeck Offshore Services, Inc.*	6,751	373,128
Key Energy Services, Inc.*	9,000	70,380
Matrix Service Co.*	6,030	125,364
Mitcham Industries, Inc.*	3,542	58,939
Nabors Industries Ltd.	8,915	155,834
Natural Gas Services Group, Inc.*	3,681	103,031
Newpark Resources, Inc.*	18,460	235,365
Nuverra Environmental Solutions, Inc.* (c)	1,508	3,679
Pacific Drilling SA*	3,700	42,069
Parker Drilling Co.*	32,999	237,593
Patterson-UTI Energy, Inc.	15,079	365,817
PHI, Inc., Non-Voting Shares*	2,599	103,492
Pioneer Energy Services Corp.*	10,270	86,268
Rowan Cos. PLC, Class A*	13,125	473,550
SEACOR Holdings, Inc.	4,636	453,401
Steel Excel, Inc.*	1,070	29,692
Superior Energy Services, Inc.*	14,768	396,225
Tesco Corp.*	9,010	154,792
TETRA Technologies, Inc.*	22,243	288,492
TGC Industries, Inc.	2,083	15,352
Tidewater, Inc.	6,680	402,270
Unit Corp.*	10,135	521,040
Willbros Group, Inc.*	13,279	129,603

		7,611,588

Food & Staples Retailing 0.8%
Andersons, Inc. (The)	4,878	361,850
Ingles Markets, Inc., Class A	3,941	101,717
Nash Finch Co.	2,971	83,366
Pantry, Inc. (The)*	6,928	92,766
Spartan Stores, Inc.	6,239	146,804
Susser Holdings Corp.* (c)	3,733	204,718
Village Super Market, Inc., Class A	817	29,951
Weis Markets, Inc.	3,145	160,930

		1,182,102

Food Products 1.8%
Boulder Brands, Inc.*	12,808	209,923
Cal-Maine Foods, Inc.	2,864	145,291
Chiquita Brands International, Inc.*	13,073	135,306
Dean Foods Co.*	19,750	385,125
Diamond Foods, Inc.* (c)	3,591	87,656
Dole Food Co., Inc.*	14,046	190,323
Farmer Bros. Co.*	1,801	32,526
Fresh Del Monte Produce, Inc.	14,882	395,712
Griffin Land & Nurseries, Inc.	186	6,138
John B. Sanfilippo & Son, Inc.	300	7,374
Omega Protein Corp.*	4,187	39,190
Pilgrim’s Pride Corp.*	8,953	126,864
Post Holdings, Inc.*	7,965	342,097

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Sanderson Farms, Inc.	2,842	$179,643
Seaboard Corp.	68	185,640
Seneca Foods Corp., Class A*	1,711	50,167
Snyders-Lance, Inc.	4,109	123,229
Tootsie Roll Industries, Inc. (c)	900	28,800
TreeHouse Foods, Inc.*	596	43,663

		2,714,667

Gas Utilities 0.4%
UGI Corp.	15,383	636,395

Health Care Equipment & Supplies 2.1%
Alere, Inc.*	15,935	537,488
Alphatec Holdings, Inc.*	4,920	8,954
Analogic Corp.	1,302	120,083
AngioDynamics, Inc.*	6,743	106,000
Anika Therapeutics, Inc.*	2,200	65,714
Baxano Surgical, Inc. (c)	3,431	4,152
Cantel Medical Corp.	841	29,519
CONMED Corp.	2,200	79,794
Cooper Cos., Inc. (The)	591	76,363
CryoLife, Inc.	3,416	30,710
Cutera, Inc.*	2,161	21,718
Cynosure, Inc., Class A*	1,733	37,450
Digirad Corp.*	1,500	4,995
Exactech, Inc.*	2,345	53,232
Greatbatch, Inc.*	2,535	96,634
ICU Medical, Inc.*	854	52,777
Integra LifeSciences Holdings Corp.*	4,123	188,751
Invacare Corp.	9,201	197,545
Kewaunee Scientific Corp.	92	1,597
LeMaitre Vascular, Inc.	1,044	8,394
Medical Action Industries, Inc.*	4,203	25,470
Merit Medical Systems, Inc.*	10,350	165,497
Misonix, Inc.*	600	2,508
Natus Medical, Inc.*	9,285	183,193
NuVasive, Inc.*	7,165	227,704
Orthofix International NV*	327	6,700
Rochester Medical Corp.* (c)	1,548	30,929
RTI Surgical, Inc.*	13,204	36,839
Solta Medical, Inc.*	17,332	32,064
SurModics, Inc.*	2,558	60,318
Symmetry Medical, Inc.*	10,512	85,147
Teleflex, Inc.	1,766	162,790
West Pharmaceutical Services, Inc.	3,470	167,775
Wright Medical Group, Inc.*	11,712	318,215

		3,227,019

Health Care Providers & Services 2.9%
Addus HomeCare Corp.*	1,031	26,651
Almost Family, Inc.	1,742	33,499
Amedisys, Inc.*	10,347	168,449
AMN Healthcare Services, Inc.*	6,873	85,225

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Amsurg Corp.*	6,879	$295,040
BioScrip, Inc.*	10,685	74,902
BioTelemetry, Inc.*	7,210	65,899
Capital Senior Living Corp.*	4,091	90,738
Chindex International, Inc.*	2,600	43,758
Community Health Systems, Inc.	10,775	470,113
Cross Country Healthcare, Inc.*	8,809	52,325
Ensign Group, Inc. (The)	1,137	48,413
ExamWorks Group, Inc.*	2,465	63,720
Five Star Quality Care, Inc.*	11,300	57,291
Gentiva Health Services, Inc.*	306	3,504
Hanger, Inc.*	5,565	204,236
Health Net, Inc.*	7,964	242,106
Healthways, Inc.*	6,807	65,551
Kindred Healthcare, Inc.	14,154	196,458
LHC Group, Inc.*	4,529	93,297
LifePoint Hospitals, Inc.*	7,780	401,759
Magellan Health Services, Inc.*	6,611	388,066
MedCath Corp.* (a)	2,115	2,898
Molina Healthcare, Inc.*	3,418	108,146
National HealthCare Corp.	900	43,542
Omnicare, Inc.	6,700	369,505
PDI, Inc.*	1,600	7,632
PharMerica Corp.*	5,614	82,863
Providence Service Corp. (The)*	912	27,260
Select Medical Holdings Corp.	7,442	63,108
SunLink Health Systems, Inc.*	700	546
Triple-S Management Corp., Class B*	6,848	121,963
Universal American Corp.	21,648	160,628
VCA Antech, Inc.*	10,575	300,859

		4,459,950

Health Care Technology 0.2%
Arrhythmia Research Technology, Inc.*	200	630
MedAssets, Inc.*	8,062	185,668
Omnicell, Inc.*	5,297	122,202

		308,500

Hotels, Restaurants & Leisure 2.2%
Ambassadors Group, Inc.	201	742
Ark Restaurants Corp.	318	6,742
Biglari Holdings, Inc.*	426	185,745
Bob Evans Farms, Inc.	4,181	238,693
Boyd Gaming Corp.*	13,332	140,786
Caesars Entertainment Corp.* (c)	7,594	132,287
Carrols Restaurant Group, Inc.*	3,971	23,032
Churchill Downs, Inc.	1,471	126,374
DineEquity, Inc.	2,973	243,994
Dover Downs Gaming & Entertainment, Inc.	1,000	1,510
Dover Motorsports, Inc.	1,000	2,360
Frisch’s Restaurants, Inc.	373	8,978
Full House Resorts, Inc.*	4,053	11,146
Gaming Partners International Corp.	341	2,830

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
International Speedway Corp., Class A	6,532	$213,662
Isle of Capri Casinos, Inc.*	9,792	79,413
Life Time Fitness, Inc.*	528	23,982
Luby’s, Inc.*	3,390	25,967
Marcus Corp. (The)	2,900	41,644
Marriott Vacations Worldwide Corp.*	5,756	288,260
Monarch Casino & Resort, Inc.*	1,893	32,011
MTR Gaming Group, Inc.*	2,160	11,232
Multimedia Games Holding Co., Inc.*	2,201	71,554
Nathan’s Famous, Inc.*	188	9,648
Orient-Express Hotels Ltd., Class A*	14,633	194,765
Red Lion Hotels Corp.*	1,000	6,020
Red Robin Gourmet Burgers, Inc.*	2,700	205,686
Rick’s Cabaret International, Inc.*	3,222	36,376
Ruby Tuesday, Inc.*	16,029	95,052
Scientific Games Corp., Class A*	10,234	187,078
Speedway Motorsports, Inc.	5,435	99,243
Vail Resorts, Inc.	2,100	147,945
Wendy’s Co. (The)	55,201	479,697

		3,374,454

Household Durables 1.5%
Bassett Furniture Industries, Inc.	1,614	22,596
Beazer Homes USA, Inc.* (c)	4,168	75,733
Cavco Industries, Inc.*	1,086	63,607
Cobra Electronics Corp.*	800	2,328
CSS Industries, Inc.	1,000	25,890
Dixie Group, Inc. (The)*	700	8,820
Emerson Radio Corp.*	3,000	5,730
Flexsteel Industries, Inc.	1,648	45,254
Helen of Troy Ltd.*	8,623	402,867
Hooker Furniture Corp.	2,384	37,667
KB Home	4,899	83,136
Kid Brands, Inc.*	1,900	2,650
La-Z-Boy, Inc.	8,142	187,917
Lennar Corp., Class B	800	23,576
Lifetime Brands, Inc.	2,156	33,763
M.D.C. Holdings, Inc.	6,761	197,354
M/I Homes, Inc.*	5,757	117,846
Meritage Homes Corp.*	5,800	263,262
Mohawk Industries, Inc.*	2,623	347,338
NACCO Industries, Inc., Class A	1,972	112,345
Orleans Homebuilders, Inc.* (a)(b)	1,500	0
Ryland Group, Inc. (The) (c)	3,902	156,860
Skullcandy, Inc.*	7,551	47,420
Skyline Corp.*	1,050	4,588
Stanley Furniture Co., Inc.*	2,120	8,247
Universal Electronics, Inc.*	1,672	65,058

		2,341,852

Household Products 0.2%
Central Garden and Pet Co., Class A*	4,329	31,861
Central Garden and Pet Co.*	2,100	15,939

Common Stocks (continued)

	Shares	Market Value

Household Products (continued)
Oil-Dri Corp. of America	461	$16,361
Orchids Paper Products Co.	943	28,761
Spectrum Brands Holdings, Inc.	4,179	275,480

		368,402

Independent Power Producers & Energy Traders 0.2%
Dynegy, Inc.* (c)	4,813	93,517
Genie Energy Ltd., Class B*	4,152	42,890
Ormat Technologies, Inc. (c)	8,315	216,772
Synthesis Energy Systems, Inc.* (c)	419	277

		353,456

Information Technology Services 1.4%
Acxiom Corp.*	8,100	269,163
CACI International, Inc., Class A*	3,439	247,539
CIBER, Inc.*	15,843	51,490
Convergys Corp.	18,583	366,829
CoreLogic, Inc.*	11,500	382,605
CSG Systems International, Inc.	2,071	57,698
Dynamics Research Corp.*	2,200	16,280
Edgewater Technology, Inc.*	400	2,740
Euronet Worldwide, Inc.*	3,735	162,099
Forrester Research, Inc.	1,646	63,881
Hackett Group, Inc. (The)	8,020	57,102
ManTech International Corp., Class A (c)	3,611	100,891
ModusLink Global Solutions, Inc.*	4,527	18,651
NCI, Inc., Class A*	1,153	6,572
Official Payments Holdings, Inc.*	111	926
StarTek, Inc.*	2,764	17,303
Sykes Enterprises, Inc.*	9,515	178,121
TeleTech Holdings, Inc.*	300	7,941
Virtusa Corp.*	2,177	67,661

		2,075,492

Insurance 7.7%
Allied World Assurance Co. Holdings AG	2,937	318,048
American Equity Investment Life Holding Co.	14,026	292,302
American Financial Group, Inc.	7,790	438,265
American National Insurance Co.	2,668	269,655
AMERISAFE, Inc.	3,192	122,892
Argo Group International Holdings Ltd.	3,451	144,873
Aspen Insurance Holdings Ltd.	7,256	283,057
Assurant, Inc.	11,838	692,286
Assured Guaranty Ltd.	18,265	374,432
Baldwin & Lyons, Inc., Class B	500	13,665
CNO Financial Group, Inc.	45,012	701,287
Donegal Group, Inc., Class A	2,513	39,831
Eastern Insurance Holdings, Inc.	1,180	28,839
EMC Insurance Group, Inc.	300	10,212
Employers Holdings, Inc.	466	14,013
Endurance Specialty Holdings Ltd.	12,149	671,718
Enstar Group Ltd.*	978	132,939
FBL Financial Group, Inc., Class A	2,316	103,618

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Federated National Holding Co.	2,182	$22,365
First Acceptance Corp.*	3,404	5,787
First American Financial Corp.	17,600	455,136
Global Indemnity PLC*	2,101	51,748
Greenlight Capital Re Ltd., Class A*	1,916	58,994
Hallmark Financial Services, Inc.*	3,425	29,147
Hanover Insurance Group, Inc. (The)	9,149	535,582
HCI Group, Inc. (c)	823	36,163
Hilltop Holdings, Inc.*	7,080	122,767
Horace Mann Educators Corp.	4,553	126,118
Independence Holding Co.	2,090	28,675
Investors Title Co.	130	10,158
Kemper Corp.	13,554	501,769
Maiden Holdings Ltd.	15,409	168,728
Markel Corp.*	143	75,743
MBIA, Inc.*	53,019	602,826
Meadowbrook Insurance Group, Inc.	7,745	51,427
Montpelier Re Holdings Ltd.	6,171	170,381
National Western Life Insurance Co., Class A	140	29,120
Navigators Group, Inc. (The)*	1,000	56,240
Old Republic International Corp.	20,261	340,182
OneBeacon Insurance Group Ltd., Class A	1,800	28,728
Phoenix Cos., Inc. (The)*	919	35,446
Platinum Underwriters Holdings Ltd.	7,759	482,532
ProAssurance Corp.	4,300	194,876
Protective Life Corp.	13,511	622,587
Reinsurance Group of America, Inc.	7,652	544,669
Safety Insurance Group, Inc.	1,100	60,159
Selective Insurance Group, Inc.	3,625	95,229
StanCorp Financial Group, Inc.	8,903	524,387
State Auto Financial Corp.	3,671	69,749
Stewart Information Services Corp.	5,259	164,712
Symetra Financial Corp.	21,381	400,466
Tower Group International Ltd. (c)	13,521	49,081
United Fire Group, Inc.	5,098	161,607
Universal Insurance Holdings, Inc.	6,088	47,730
Validus Holdings Ltd.	4,079	161,039

		11,773,985

Internet & Catalog Retail 0.3%
1-800-FLOWERS.COM, Inc., Class A*	6,313	34,280
dELiA*s, Inc.*	1,700	2,346
Gaiam, Inc., Class A*	605	3,793
Geeknet, Inc.*	840	16,111
Hollywood Media Corp.*	1,736	3,246
Liberty Ventures, Series A*	2,543	273,042
Orbitz Worldwide, Inc.*	3,202	29,587
Shutterfly, Inc.*	1,800	88,452
ValueVision Media, Inc., Class A*	7,113	37,983

		488,840

Internet Software & Services 1.5%
Active Network, Inc. (The)*	8,715	125,845

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
AOL, Inc.*	11,184	$405,308
Bankrate, Inc.* (c)	6,333	106,648
Blucora, Inc.*	9,727	229,849
BroadVision, Inc.*	530	5,136
Dealertrack Technologies, Inc.*	700	26,110
Digital River, Inc.*	10,641	189,835
EarthLink, Inc.	30,776	155,727
Internap Network Services Corp.*	6,047	43,962
IntraLinks Holdings, Inc.*	13,803	143,413
Limelight Networks, Inc.*	16,512	31,703
Marchex, Inc., Class B (c)	7,300	65,116
Monster Worldwide, Inc.*	13,653	58,981
Perficient, Inc.*	4,670	84,480
QuinStreet, Inc.*	10,657	94,741
RealNetworks, Inc.*	8,708	66,790
Reis, Inc.*	400	7,196
Support.com, Inc.*	3,456	15,414
TheStreet, Inc.*	4,044	9,503
Trulia, Inc.* (c)	325	12,990
United Online, Inc.	28,098	242,767
XO Group, Inc.*	7,450	103,406

		2,224,920

Leisure Equipment & Products 0.2%
Callaway Golf Co. (c)	20,024	168,802
Escalade, Inc.	1,400	12,348
JAKKS Pacific, Inc. (c)	744	4,792
Johnson Outdoors, Inc., Class A	310	8,503
LeapFrog Enterprises, Inc.* (c)	6,569	56,231
Nautilus, Inc.*	2,800	22,288

		272,964

Life Sciences Tools & Services 0.6%
Affymetrix, Inc.* (c)	22,911	161,981
Albany Molecular Research, Inc.*	4,093	53,618
Bio-Rad Laboratories, Inc., Class A*	175	21,616
Cambrex Corp.*	4,046	68,054
Furiex Pharmaceuticals, Inc.*	202	7,898
Harvard Bioscience, Inc.*	8,872	52,256
Pacific Biosciences of California, Inc.*	11,326	46,550
PerkinElmer, Inc.	11,328	430,917

		842,890

Machinery 3.4%
Accuride Corp.*	4,112	18,504
Actuant Corp., Class A	885	33,241
Adept Technology, Inc.*	1,531	12,738
Alamo Group, Inc.	3,290	155,255
Albany International Corp., Class A	4,353	160,234
Altra Holdings, Inc.	4,868	147,841
American Railcar Industries, Inc. (c)	3,556	145,654
Ampco-Pittsburgh Corp.	2,015	37,096
Astec Industries, Inc.	4,508	152,415

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Barnes Group, Inc.	9,800	$348,292
Briggs & Stratton Corp.	11,092	203,427
CIRCOR International, Inc.	1,831	135,073
Columbus McKinnon Corp.*	1,996	51,916
Douglas Dynamics, Inc.	3,542	53,732
Dynamic Materials Corp.	3,442	76,068
Eastern Co. (The)	399	6,603
Energy Recovery, Inc.*	2,906	16,971
EnPro Industries, Inc.*	3,189	190,288
ESCO Technologies, Inc.	2,739	98,823
Federal Signal Corp.*	15,450	211,510
Flow International Corp.*	4,235	16,898
FreightCar America, Inc.	2,335	51,930
Gencor Industries, Inc.*	499	4,556
Gerber Scientific, Inc.* (a)(b)(c)	4,000	0
Greenbrier Cos., Inc. (The)*	8,914	236,577
Hardinge, Inc.	3,600	53,244
Harsco Corp.	5,699	158,888
Hurco Cos., Inc.	1,343	32,890
Hyster-Yale Materials Handling, Inc.	1,802	141,349
Kadant, Inc.	600	21,480
Key Technology, Inc.*	300	4,341
LB Foster Co., Class A	1,727	80,737
Lydall, Inc.*	1,200	21,864
MFRI, Inc.*	700	8,288
Miller Industries, Inc.	3,323	62,273
Mueller Industries, Inc.	300	18,087
Mueller Water Products, Inc., Class A	14,333	122,834
NN, Inc.	4,726	75,994
Oshkosh Corp.*	2,700	128,493
PMFG, Inc.*	3,719	29,157
Standex International Corp.	1,572	96,694
Tecumseh Products Co., Class A*	3,927	30,631
Terex Corp.*	13,044	455,888
Titan International, Inc.	370	5,365
Trinity Industries, Inc.	15,928	806,435
Watts Water Technologies, Inc., Class A	3,888	224,649

		5,145,223

Marine 0.2%
Baltic Trading Ltd.	6,604	29,586
Eagle Bulk Shipping, Inc.*	1,450	8,062
Genco Shipping & Trading Ltd.*	9,151	24,433
International Shipholding Corp.	1,027	25,490
Matson, Inc.	6,764	183,237
Ultrapetrol (Bahamas) Ltd.*	8,916	32,098

		302,906

Media 2.5%
AH Belo Corp., Class A	3,987	32,056
Ballantyne Strong, Inc.*	1,504	7,505
Belo Corp., Class A	15,800	216,934

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Central European Media Enterprises Ltd., Class A* (c)	20,652	$63,402
Clear Channel Outdoor Holdings, Inc., Class A*	554	4,709
CTC Media, Inc.	7,516	95,002
Cumulus Media, Inc., Class A*	8,402	50,244
Digital Generation, Inc.* (c)	6,628	83,844
DreamWorks Animation SKG, Inc., Class A*	14,906	510,382
E.W. Scripps Co. (The), Class A*	10,873	215,503
Entercom Communications Corp., Class A*	7,800	68,406
FAB Universal Corp.*	190	1,191
Gray Television, Inc.*	18,869	159,443
Harte-Hanks, Inc.	15,557	123,989
Journal Communications, Inc., Class A*	11,661	97,369
Live Nation Entertainment, Inc.*	23,114	449,336
Madison Square Garden Co. (The), Class A*	5,753	348,172
Martha Stewart Living Omnimedia, Inc., Class A* (c)	1,415	3,622
McClatchy Co. (The), Class A* (c)	15,398	43,422
Media General, Inc., Class A* (c)	4,890	71,296
Meredith Corp.	5,055	259,322
Orchard Enterprises, Inc. (The), ADR* (a)(b)	200	0
Radio One, Inc., Class D*	7,300	21,900
Saga Communications, Inc., Class A	533	25,376
Salem Communications Corp., Class A	4,000	33,040
Scholastic Corp.	200	5,738
Starz, Class A*	2,003	60,391
Valassis Communications, Inc. (c)	6,153	168,346
Washington Post Co. (The), Class B	900	578,988

		3,798,928

Metals & Mining 3.1%
Allegheny Technologies, Inc.	4,218	139,616
AM Castle & Co.*	5,579	79,836
Century Aluminum Co.*	28,344	246,026
Cliffs Natural Resources, Inc. (c)	16,627	426,981
Coeur Mining, Inc.*	21,453	261,941
Commercial Metals Co.	35,969	660,391
Friedman Industries, Inc.	1,708	16,943
Golden Minerals Co.* (c)	2,700	2,079
Haynes International, Inc.	400	21,560
Hecla Mining Co. (c)	31,841	99,344
Horsehead Holding Corp.* (c)	13,476	195,537
Kaiser Aluminum Corp.	3,058	206,262
Materion Corp.	6,595	196,597
McEwen Mining, Inc.* (c)	21,808	46,669
Noranda Aluminum Holding Corp.	8,038	21,863
Olympic Steel, Inc.	2,883	78,908
RTI International Metals, Inc.*	6,559	222,350
Schnitzer Steel Industries, Inc., Class A	8,952	259,966
Steel Dynamics, Inc.	31,400	564,258
Stillwater Mining Co.* (c)	20,991	229,012
SunCoke Energy, Inc.*	11,937	238,740

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Synalloy Corp.	400	$6,436
United States Steel Corp. (c)	10,724	266,920
Universal Stainless & Alloy Products, Inc.*	1,562	50,484
Worthington Industries, Inc.	5,603	227,146

		4,765,865

Multiline Retail 1.0%
Dillard’s, Inc., Class A	9,100	746,018
Fred’s, Inc., Class A	8,647	140,081
Gordmans Stores, Inc.	2,434	24,096
J.C. Penney Co., Inc.* (c)	4,972	37,290
Saks, Inc.*	28,826	460,928
Sears Holdings Corp.* (c)	2,709	157,339

		1,565,752

Oil, Gas & Consumable Fuels 4.3%
Adams Resources & Energy, Inc.	928	48,043
Alon USA Energy, Inc.	10,271	124,074
Alpha Natural Resources, Inc.*	29,575	207,025
Approach Resources, Inc.* (c)	3,447	97,033
Arch Coal, Inc. (c)	17,118	72,580
Berry Petroleum Co., Class A	1,200	57,300
Bill Barrett Corp.* (c)	6,715	185,804
BPZ Resources, Inc.* (c)	24,002	48,244
Callon Petroleum Co.*	12,330	84,214
Clayton Williams Energy, Inc.*	3,005	233,879
Cloud Peak Energy, Inc.*	10,495	163,827
Comstock Resources, Inc.	13,801	236,135
Contango Oil & Gas Co.	2,027	86,857
Crosstex Energy, Inc.	3,200	98,208
Delek US Holdings, Inc.	13,041	333,198
DHT Holdings, Inc.	1,056	5,417
Double Eagle Petroleum Co.*	3,400	9,452
Emerald Oil, Inc.*	13,319	115,875
EPL Oil & Gas, Inc.*	6,261	199,601
Gastar Exploration Ltd.*	574	2,480
Green Plains Renewable Energy, Inc.	9,109	146,928
Harvest Natural Resources, Inc.* (c)	10,400	52,000
HKN, Inc.*	46	3,266
James River Coal Co.* (c)	8,394	16,117
Knightsbridge Tankers Ltd.	5,604	46,177
Lucas Energy, Inc.*	3,707	4,115
Magnum Hunter Resources Corp.* (c)	12,361	88,134
Matador Resources Co.*	3,184	58,617
Newfield Exploration Co.*	11,484	349,688
Nordic American Tankers Ltd. (c)	457	3,729
Northern Oil and Gas, Inc.* (c)	3,073	50,489
Overseas Shipholding Group, Inc.*	3,400	11,730
PDC Energy, Inc.*	6,710	455,005
Penn Virginia Corp.*	21,218	180,565
PetroQuest Energy, Inc.*	3,800	17,936
Renewable Energy Group, Inc.*	11,439	124,800
Rex Energy Corp.*	12,676	272,534

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
SandRidge Energy, Inc.* (c)	10	$63
SemGroup Corp., Class A	537	32,429
Ship Finance International Ltd. (c)	9,817	162,471
Stone Energy Corp.*	11,501	400,925
Swift Energy Co.* (c)	7,500	102,900
Teekay Corp.	7,140	310,090
Tesoro Corp.	3,500	171,115
Triangle Petroleum Corp.*	12,021	127,062
USEC, Inc.* (c)	472	3,804
Verenium Corp.*	236	942
Warren Resources, Inc.*	20,727	64,876
Western Refining, Inc. (c)	10,800	348,516
WPX Energy, Inc.*	23,150	512,541

		6,528,810

Paper & Forest Products 1.4%
Clearwater Paper Corp.*	2,700	140,994
Domtar Corp.	8,334	705,973
KapStone Paper and Packaging Corp.	7,663	398,170
Louisiana-Pacific Corp.*	21,835	371,413
Mercer International, Inc.*	9,600	76,800
Neenah Paper, Inc.	2,214	91,084
P.H. Glatfelter Co.	3,742	98,040
Resolute Forest Products, Inc.*	12,249	195,862

		2,078,336

Personal Products 0.3%
CCA Industries, Inc.	500	1,545
Elizabeth Arden, Inc.*	1,500	54,285
Inter Parfums, Inc.	1,134	39,871
Mannatech, Inc.*	180	4,246
Nutraceutical International Corp.	2,121	51,010
Prestige Brands Holdings, Inc.*	8,368	261,333

		412,290

Pharmaceuticals 0.4%
Cumberland Pharmaceuticals, Inc.* (c)	3,851	18,832
Hi-Tech Pharmacal Co., Inc.	600	25,854
Lannett Co., Inc.*	2,684	63,369
Pozen, Inc.*	2,379	14,952
SciClone Pharmaceuticals, Inc.*	9,673	45,753
Transcept Pharmaceuticals, Inc.* (c)	1,237	4,552
ViroPharma, Inc.*	10,278	398,992

		572,304

Professional Services 1.6%
Barrett Business Services, Inc.	1,500	124,905
CBIZ, Inc.* (c)	12,644	103,175
CDI Corp.	3,055	49,033
CRA International, Inc.*	1,679	31,985
Dolan Co. (The)*	2,303	5,919
Franklin Covey Co.*	4,213	79,204
FTI Consulting, Inc.*	9,462	383,968

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
GP Strategies Corp.*	4,123	$115,527
Heidrick & Struggles International, Inc.	3,433	63,579
Hill International, Inc.*	5,280	18,163
Hudson Global, Inc.*	4,050	13,163
Huron Consulting Group, Inc.*	1,172	68,644
ICF International, Inc.*	4,900	169,638
Kelly Services, Inc., Class A	12,514	261,042
Korn/Ferry International*	8,722	207,584
Manpowergroup, Inc.	164	12,808
National Technical Systems, Inc.*	400	9,156
Navigant Consulting, Inc.*	10,803	187,432
On Assignment, Inc.*	6,903	233,252
Pendrell Corp.*	15,303	34,126
RCM Technologies, Inc.	400	2,580
Resources Connection, Inc.	10,511	134,120
Volt Information Sciences, Inc.*	1,900	16,530
VSE Corp.	1,299	56,896

		2,382,429

Real Estate Investment Trusts (REITs) 0.2%
Geo Group, Inc. (The)	7,547	266,183
Ryman Hospitality Properties, Inc.	978	36,098

		302,281

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.*	7,464	276,168
AV Homes, Inc.*	2,103	40,167
Consolidated-Tomoka Land Co.	504	18,910
Forestar Group, Inc.*	5,963	133,154
Thomas Properties Group, Inc.	9,577	65,124
ZipRealty, Inc.*	1,900	10,450

		543,973

Road & Rail 1.4%
AMERCO	800	161,544
Arkansas Best Corp.	7,253	198,515
Avis Budget Group, Inc.*	18,883	591,604
Celadon Group, Inc.	3,854	71,453
Con-way, Inc.	6,600	271,920
Covenant Transportation Group, Inc., Class A*	473	3,089
Marten Transport Ltd.	8,028	141,614
PAM Transportation Services, Inc.	1,172	20,393
Patriot Transportation Holding, Inc.*	244	9,021
Roadrunner Transportation Systems, Inc.*	1,084	28,726
Ryder System, Inc.	6,066	399,325
Saia, Inc.*	3,478	113,139
Universal Truckload Services, Inc.	1,147	30,579
USA Truck, Inc.*	1,450	19,256
Werner Enterprises, Inc.	553	12,807

		2,072,985

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 5.0%
Advanced Energy Industries, Inc.*	7,773	$162,300
Alpha & Omega Semiconductor Ltd.*	1,600	11,776
Amkor Technology, Inc.* (c)	7,481	39,724
Amtech Systems, Inc.*	3,315	26,520
ANADIGICS, Inc.*	6,380	12,888
Applied Micro Circuits Corp.*	900	10,494
ATMI, Inc.*	7,835	214,209
Axcelis Technologies, Inc.*	25,191	54,664
AXT, Inc.*	4,715	10,656
Brooks Automation, Inc.	23,201	223,658
BTU International, Inc.*	900	2,979
Cascade Microtech, Inc.*	1,518	15,544
Ceva, Inc.*	1,219	17,468
Cohu, Inc.	5,275	50,429
Cree, Inc.*	7,349	446,452
CyberOptics Corp.*	400	2,028
Diodes, Inc.*	4,789	115,990
DSP Group, Inc.*	3,913	29,152
Entropic Communications, Inc.*	14,575	62,381
Exar Corp.*	6,231	71,843
Fairchild Semiconductor International, Inc.*	30,633	388,120
First Solar, Inc.*	11,777	592,030
FormFactor, Inc.*	15,783	82,387
GigOptix, Inc.*	427	598
GSI Technology, Inc.*	4,500	31,590
Ikanos Communications, Inc.*	4,200	5,502
Inphi Corp.*	2,721	40,108
Integrated Device Technology, Inc.*	23,123	246,029
Integrated Silicon Solution, Inc.*	7,289	78,575
International Rectifier Corp.*	14,824	386,017
Intersil Corp., Class A	25,083	279,926
IXYS Corp.	5,721	66,535
Kopin Corp.*	16,121	59,164
Kulicke & Soffa Industries, Inc.*	17,884	230,704
Lattice Semiconductor Corp.*	32,215	165,263
LTX-Credence Corp.*	8,408	51,541
Magnachip Semiconductor Corp.*	4,640	86,722
Mattson Technology, Inc.*	2,700	7,992
MaxLinear, Inc., Class A*	1,093	9,465
MKS Instruments, Inc.	14,152	419,465
MoSys, Inc.*	1,867	8,215
Nanometrics, Inc.*	2,920	54,254
NeoPhotonics Corp.*	6,970	49,417
OmniVision Technologies, Inc.*	15,043	210,752
PDF Solutions, Inc.*	512	11,761
Pericom Semiconductor Corp.*	5,847	47,244
Photronics, Inc.*	13,655	114,702
PLX Technology, Inc.*	1,600	9,664
PMC-Sierra, Inc.*	14,492	85,068
Rambus, Inc.*	4,535	39,636
Rubicon Technology, Inc.* (c)	5,791	49,803
Rudolph Technologies, Inc.*	10,314	109,328
Sigma Designs, Inc.*	8,961	48,748

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Silicon Image, Inc.*	11,945	$62,711
Spansion, Inc., Class A*	8,299	99,339
STR Holdings, Inc.*	4,000	7,960
SunEdison, Inc.*	34,550	321,315
SunPower Corp.* (c)	16,685	503,720
Supertex, Inc.	1,559	39,770
Tessera Technologies, Inc.	12,913	245,605
TriQuint Semiconductor, Inc.*	43,600	345,748
Ultra Clean Holdings, Inc.*	3,200	29,792
Veeco Instruments, Inc.*	8,622	251,849

		7,555,289

Software 1.0%
Accelrys, Inc.*	5,286	49,424
AsiaInfo-Linkage, Inc.*	4,900	56,840
BSQUARE Corp.*	700	2,254
Epiq Systems, Inc.	6,249	93,485
ePlus, Inc.	892	48,489
GSE Systems, Inc.*	2,512	4,270
Mentor Graphics Corp.	6,272	138,486
Progress Software Corp.*	4,660	120,973
Rosetta Stone, Inc.*	2,890	43,870
Rovi Corp.*	19,914	333,759
Seachange International, Inc.*	5,351	75,931
Smith Micro Software, Inc.* (c)	5,832	4,724
SS&C Technologies Holdings, Inc.*	3,019	118,647
TeleCommunication Systems, Inc., Class A*	18,228	41,560
Telenav, Inc.*	6,500	47,125
Zynga, Inc., Class A* (c)	83,970	301,452

		1,481,289

Specialty Retail 4.9%
Aaron’s, Inc.	709	20,114
America’s Car-Mart, Inc.*	1,788	81,783
Barnes & Noble, Inc.* (c)	16,595	234,487
bebe stores, inc.	19,178	115,643
Big 5 Sporting Goods Corp.	1,914	36,194
Body Central Corp.*	1,964	10,998
Books-A-Million, Inc.* (c)	1,900	4,769
Brown Shoe Co., Inc.	8,563	192,154
Build-A-Bear Workshop, Inc.*	4,000	31,440
Cabela’s, Inc.*	12,400	735,568
Cache, Inc.*	2,249	13,561
Cato Corp. (The), Class A	444	13,307
Christopher & Banks Corp.*	6,160	35,543
Citi Trends, Inc.*	4,976	73,048
Conn’s, Inc.*	6,625	400,415
Destination XL Group, Inc.*	7,900	54,905
Finish Line, Inc. (The), Class A	2,700	67,608
GameStop Corp., Class A	28,422	1,558,094
Genesco, Inc.*	1,600	108,976
Group 1 Automotive, Inc.	6,491	415,424
Haverty Furniture Cos., Inc.	4,796	133,377

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
hhgregg, Inc.*	6,217	$96,426
Kirkland’s, Inc.*	2,446	43,416
Lithia Motors, Inc., Class A	4,124	259,193
MarineMax, Inc.*	7,037	103,655
Men’s Wearhouse, Inc. (The)	8,345	352,994
New York & Co., Inc.*	3,308	16,937
Office Depot, Inc.*	43,701	244,289
OfficeMax, Inc.	15,580	233,388
Pacific Sunwear of California, Inc.*	11,800	31,742
Penske Automotive Group, Inc.	10,729	425,083
Pep Boys-Manny, Moe & Jack (The)*	12,500	161,750
Perfumania Holdings, Inc.*	220	1,023
RadioShack Corp.* (c)	13,079	36,752
Rent-A-Center, Inc.	12,897	441,593
Shoe Carnival, Inc.	4,639	120,568
Sonic Automotive, Inc., Class A	2,981	66,417
Stage Stores, Inc.	2,400	49,560
Stein Mart, Inc.	8,627	127,421
Systemax, Inc.	2,270	21,565
Tandy Leather Factory, Inc.*	200	1,660
Trans World Entertainment Corp.	2,150	9,310
West Marine, Inc.*	3,667	44,774
Wet Seal, Inc. (The), Class A*	20,511	67,891
Zale Corp.*	13,921	217,585

		7,512,400

Textiles, Apparel & Luxury Goods 1.4%
Charles & Colvard Ltd.*	3,368	17,884
Columbia Sportswear Co. (c)	4,244	283,796
Culp, Inc.	928	17,957
Delta Apparel, Inc.*	158	2,986
G-III Apparel Group Ltd.*	3,729	211,509
Iconix Brand Group, Inc.*	15,064	543,660
Jones Group, Inc. (The)	15,841	246,169
Lakeland Industries, Inc.*	200	1,086
Movado Group, Inc.	3,816	177,940
Perry Ellis International, Inc.	4,123	78,378
Quiksilver, Inc.*	25,943	215,846
RG Barry Corp.	1,108	21,141
Rocky Brands, Inc.	932	14,129
Skechers U.S.A., Inc., Class A*	10,520	306,553
Superior Uniform Group, Inc.	300	4,530
Unifi, Inc.*	2,451	59,780

		2,203,344

Thrifts & Mortgage Finance 2.7%
Astoria Financial Corp.	22,703	299,907
Atlantic Coast Financial Corp.*	235	916
Banc of California, Inc. (c)	1,616	22,802
Bank Mutual Corp.	8,483	53,952
BankFinancial Corp.	2,879	26,746
BBX Capital Corp., Class A* (c)	1,778	23,452
Beneficial Mutual Bancorp, Inc.*	6,207	60,518

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Berkshire Hills Bancorp, Inc.	5,839	$148,135
BofI Holding, Inc.*	1,200	72,504
Brookline Bancorp, Inc.	20,871	185,126
Cape Bancorp, Inc. (c)	600	5,526
Capitol Federal Financial, Inc.	2,080	26,354
Dime Community Bancshares, Inc.	4,847	79,297
Doral Financial Corp.*	1,843	31,147
ESB Financial Corp.	837	11,140
ESSA Bancorp, Inc.	2,745	30,085
Federal Agricultural Mortgage Corp., Class C	1,400	49,966
First Defiance Financial Corp.	1,726	44,565
First Financial Northwest, Inc.	4,800	52,032
First Place Financial Corp.*	367	1
Flagstar Bancorp, Inc.*	9,056	146,798
Fox Chase Bancorp, Inc.	1,341	23,159
Franklin Financial Corp.	1,418	26,758
HF Financial Corp.	155	2,066
Hingham Institution for Savings	82	5,963
Home Bancorp, Inc.*	983	17,861
HopFed Bancorp, Inc.	12	130
Hudson City Bancorp, Inc.	14,205	127,561
Louisiana Bancorp, Inc.*	600	10,524
Meridian Interstate Bancorp, Inc.*	203	4,819
MGIC Investment Corp.*	14,687	119,552
Northeast Community Bancorp, Inc.	300	2,265
Northfield Bancorp, Inc.	14,076	182,003
Northwest Bancshares, Inc.	12,876	180,135
OceanFirst Financial Corp.	2,296	40,387
Oritani Financial Corp.	5,415	87,831
People’s United Financial, Inc.	40,921	590,490
Provident Financial Holdings, Inc.	1,200	18,192
Provident Financial Services, Inc.	7,000	131,180
Provident New York Bancorp (c)	3,923	45,978
Pulaski Financial Corp.	573	6,240
Radian Group, Inc. (c)	9,800	142,786
Riverview Bancorp, Inc.* (c)	5,811	15,457
Rockville Financial, Inc.	2,616	34,400
SI Financial Group, Inc.	1,087	12,316
Simplicity Bancorp, Inc.	412	6,460
Teche Holding Co.	71	3,571
Territorial Bancorp, Inc.	1,130	24,645
Tree.com, Inc.	1,200	35,412
TrustCo Bank Corp. NY	12,974	87,185
United Community Financial Corp.*	10,202	40,808
United Financial Bancorp, Inc.	3,256	51,054
Walker & Dunlop, Inc.*	2,658	34,501
Washington Federal, Inc.	20,793	473,665
Waterstone Financial, Inc.*	1,700	18,088
Westfield Financial, Inc.	6,098	43,967
WSFS Financial Corp.	383	26,814

		4,045,192

Common Stocks (continued)

	Shares	Market Value

Tobacco 0.2%
Alliance One International, Inc.*	25,394	$75,420
Universal Corp. (c)	3,217	170,598

		246,018

Trading Companies & Distributors 1.3%
Aceto Corp.	4,030	64,279
Aircastle Ltd.	3,600	67,932
Applied Industrial Technologies, Inc.	465	21,999
Beacon Roofing Supply, Inc.*	5,115	177,542
CAI International, Inc.*	3,088	67,596
GATX Corp.	10,900	561,895
H&E Equipment Services, Inc.*	5,445	136,288
Houston Wire & Cable Co.	5,159	71,555
Kaman Corp.	1,469	54,617
Lawson Products, Inc.*	1,726	22,645
Rush Enterprises, Inc., Class A*	7,111	203,517
TAL International Group, Inc. (c)	9,079	438,606
Titan Machinery, Inc.* (c)	5,779	101,942
Willis Lease Finance Corp.*	606	10,563

		2,000,976

Water Utilities 0.0%†
Consolidated Water Co., Ltd.	4,041	60,776
SJW Corp.	529	14,934

		75,710

Wireless Telecommunication Services 0.7%
Leap Wireless International, Inc.*	11,649	187,549
NII Holdings, Inc.* (c)	8,451	29,071
Shenandoah Telecommunications Co.	3,798	105,319
Telephone & Data Systems, Inc.	12,236	381,518
T-Mobile US, Inc.*	8,475	235,012
United States Cellular Corp.	2,275	110,110
USA Mobility, Inc.	4,614	68,841

		1,117,420

Total Common Stocks (cost $115,395,063)		151,273,942

Right 0.0%†

	Number of Rights	Market Value

Hotels, Restaurants & Leisure 0.0%†
Caesars Entertainment Corp., expiring 11/02/13* (a)(c)	7,594	17,390

Total Right (cost $—)		17,390

Statement of Investments (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund (Continued)

Warrants 0.0%†

	Number of Warrants	Market Value

Health Care Equipment & Supplies 0.0%†
PhotoMedex, Inc., expiring 12/13/14* (a)(b)(c)	60	$0

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., expiring 04/15/16* (a)(c)	1,235	0

Total Warrants (cost $—)		0

Mutual Fund 1.4%

	Shares	Market Value

Money Market Fund 1.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (d)	2,151,661	2,151,661

Total Mutual Fund (cost $2,151,661)		2,151,661

Repurchase Agreements 6.4%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.09%, dated 10/31/13, due 11/01/13, repurchase price $5,000,013, collateralized by U.S. Government Agency and Treasury Securities ranging from 0.00% - 5.13%, maturing 02/15/21 - 05/04/37; total market value $5,100,001. (e)	$5,000,000	$5,000,000
Goldman Sachs & Co., 0.10%, dated 10/31/13, due 11/01/13, repurchase price $4,831,899, collateralized by U.S. Government Agency Securities ranging from 2.50% - 7.50%, maturing 06/15/23 - 10/20/43; total market value $4,928,523. (e)	4,831,885	4,831,885

Total Repurchase Agreements (cost $9,831,885)		9,831,885

Total Investments (cost $127,378,609) (f) — 107.1%		163,274,878

Liabilities in excess of other assets — (7.1%)		(10,827,482)

NET ASSETS — 100.0%		$152,447,396

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Illiquid security.

(c)	The security or a portion of this security is on loan at October 31, 2013. The total value of securities on loan at October 31, 2013 was $9,457,340.

(d)	Represents 7-day effective yield as of October 31, 2013.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2013 was $9,831,885.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide U.S. Small Cap Value Fund
Assets:
Investments, at value* (cost $117,546,724)	$153,442,993
Repurchase agreements, at value and cost	9,831,885

Total Investments	163,274,878

Cash	20,780
Dividends receivable	42,027
Security lending income receivable	9,569
Receivable for investments sold	62,830
Receivable for capital shares issued	228,772
Prepaid expenses	23,422

Total Assets	163,662,278

Liabilities:
Payable for investments purchased	1,098,029
Payable for capital shares redeemed	95,264
Payable upon return of securities loaned (Note 2)	9,831,885
Accrued expenses and other payables:
Investment advisory fees	117,950
Fund administration fees	10,386
Distribution fees	4,508
Administrative servicing fees	25,756
Accounting and transfer agent fees	7,693
Trustee fees	613
Custodian fees	526
Compliance program costs (Note 3)	123
Professional fees	19,160
Printing fees	2,844
Other	145

Total Liabilities	11,214,882

Net Assets	$152,447,396

Represented by:
Capital	$108,512,620
Accumulated distributions in excess of net investment income	(44,415)
Accumulated net realized gains from investment transactions	8,082,922
Net unrealized appreciation/(depreciation) from investments	35,896,269

Net Assets	$152,447,396

Net Assets:
Class A Shares	$14,048,236
Class C Shares	2,407,598
Institutional Service Class Shares	134,003,167
Institutional Class Shares	1,988,395

Total	$152,447,396

*	Includes value of securities on loan of $9,457,340 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide U.S. Small Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	945,298
Class C Shares	166,252
Institutional Service Class Shares	8,984,112
Institutional Class Shares	132,161

Total	10,227,823

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.86
Class C Shares (b)	$14.48
Institutional Service Class Shares	$14.92
Institutional Class Shares	$15.05
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.77

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$1,949,116
Income from securities lending (Note 2)	100,488
Foreign tax withholding	(313)

Total Income	2,049,291

EXPENSES:
Investment advisory fees	1,148,628
Fund administration fees	112,917
Distribution fees Class A	12,352
Distribution fees Class C	12,598
Administrative servicing fees Class A	2,745
Administrative servicing fees Institutional Service Class	285,229
Registration and filing fees	45,831
Professional fees	27,326
Printing fees	10,605
Trustee fees	4,624
Custodian fees	4,974
Accounting and transfer agent fees	29,462
Compliance program costs (Note 3)	455
Other	7,920

Total expenses before earnings credit and expenses reimbursed	1,705,666

Earnings credit (Note 5)	(72)
Expenses reimbursed by adviser (Note 3)	(73,081)

Net Expenses	1,632,513

NET INVESTMENT INCOME	416,778

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,028,075
Net change in unrealized appreciation/(depreciation) from investments	30,304,294

Net realized/unrealized gains from investments	38,332,369

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$38,749,147

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$416,778	$203,722
Net realized gains from investment transactions	8,028,075	1,917,260
Net change in unrealized appreciation/(depreciation) from investments	30,304,294	9,926,376

Change in net assets resulting from operations	38,749,147	12,047,358

Distributions to Shareholders From:
Net investment income:
Class A	(12,049)	–
Class C	–	–
Institutional Service Class	(633,028)	–
Institutional Class	(452)	–
Net realized gains:
Class A	(38,188)	(47,450)
Class C	(18,306)	(19,330)
Institutional Service Class	(1,884,739)	(1,595,730)
Institutional Class	(1,052)	(1,227)

Change in net assets from shareholder distributions	(2,587,814)	(1,663,737)

Change in net assets from capital transactions	19,497,683	26,118,603

Change in net assets	55,659,016	36,502,224

Net Assets:
Beginning of year	96,788,380	60,286,156

End of year	$152,447,396	$96,788,380

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(44,415)	$180,814

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,362,089	$530,511
Dividends reinvested	47,761	45,319
Cost of shares redeemed	(2,487,489)	(825,766)

Total Class A Shares	10,922,361	(249,936)

Class C Shares
Proceeds from shares issued	1,320,303	271,657
Dividends reinvested	17,167	18,835
Cost of shares redeemed	(170,630)	(346,292)

Total Class C Shares	1,166,840	(55,800)

Institutional Service Class Shares
Proceeds from shares issued	22,268,396	35,326,628
Dividends reinvested	2,517,767	1,595,730
Cost of shares redeemed	(19,157,428)	(10,499,302)

Total Institutional Service Class Shares	5,628,735	26,423,056

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$1,904,289	$56
Dividends reinvested	1,504	1,227
Cost of shares redeemed	(126,046)	–

Total Institutional Class Shares	1,779,747	1,283

Change in net assets from capital transactions	$19,497,683	$26,118,603

SHARE TRANSACTIONS:
Class A Shares
Issued	968,999	51,284
Reinvested	4,225	4,910
Redeemed	(185,554)	(76,923)

Total Class A Shares	787,670	(20,729)

Class C Shares
Issued	97,243	26,256
Reinvested	1,550	2,079
Redeemed	(13,402)	(34,937)

Total Class C Shares	85,391	(6,602)

Institutional Service Class Shares
Issued	1,731,239	3,516,804
Reinvested	222,234	172,324
Redeemed	(1,480,207)	(966,512)

Total Institutional Service Class Shares	473,266	2,722,616

Institutional Class Shares
Issued	136,291	5
Reinvested	131	132
Redeemed	(8,840)	–

Total Institutional Class Shares	127,582	137

Total change in shares	1,473,909	2,695,422

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$11.02	–	4.12	4.12	(0.07)	(0.21)	–	(0.28)	–	$14.86	38.22%	$14,048,236	1.39%	–	1.44%	19.48%
Year Ended October 31, 2012 (d)	$9.93	0.02	1.35	1.37	–	(0.28)	–	(0.28)	–	$11.02	14.30%	$1,737,594	1.38%	0.20%	1.49%	11.76%
Year Ended October 31, 2011 (d)	$9.50	(0.02)	0.45	0.43	–	–	–	–	–	$9.93	4.53%	$1,770,283	1.38%	(0.21%)	1.59%	17.88%
Year Ended October 31, 2010 (d)	$7.64	(0.02)	1.90	1.88	–	–	(0.02)	(0.02)	–	$9.50	24.59%	$102,698	1.36%	(0.18%)	1.75%	20.25%
Year Ended October 31, 2009 (d)	$7.15	(0.01)	0.62	0.61	(0.02)	(0.10)	–	(0.12)	–	$7.64	8.99%	$71,532	1.34%	(0.11%)	1.65%	22.58%

Class C Shares
Year Ended October 31, 2013 (d)	$10.75	(0.06)	4.00	3.94	–	(0.21)	–	(0.21)	–	$14.48	37.31%	$2,407,598	2.09%	(0.48%)	2.14%	19.48%
Year Ended October 31, 2012 (d)	$9.76	(0.05)	1.32	1.27	–	(0.28)	–	(0.28)	–	$10.75	13.50%	$869,607	2.09%	(0.51%)	2.20%	11.76%
Year Ended October 31, 2011 (d)	$9.41	(0.09)	0.44	0.35	–	–	–	–	–	$9.76	3.72%	$853,527	2.09%	(0.90%)	2.29%	17.88%
Year Ended October 31, 2010 (d)	$7.60	(0.09)	1.90	1.81	–	–	–	–	–	$9.41	23.82%	$49,644	2.09%	(1.01%)	2.42%	20.25%
Year Ended October 31, 2009 (d)	$7.12	(0.02)	0.59	0.57	–	(0.10)	–	(0.10)	0.01	$7.60	8.48%	$7,720	2.09%	(0.37%)	2.48%	22.58%

Institutional Service Class Shares
Year Ended October 31, 2013 (d)	$11.06	0.05	4.09	4.14	(0.07)	(0.21)	–	(0.28)	–	$14.92	38.31%	$134,003,167	1.34%	0.37%	1.40%	19.48%
Year Ended October 31, 2012 (d)	$9.95	0.03	1.36	1.39	–	(0.28)	–	(0.28)	–	$11.06	14.47%	$94,130,117	1.34%	0.24%	1.45%	11.76%
Year Ended October 31, 2011 (d)	$9.53	–	0.42	0.42	–	–	–	–	–	$9.95	4.41%	$57,617,887	1.33%	(0.01%)	1.57%	17.88%
Year Ended October 31, 2010 (d)	$7.65	(0.02)	1.91	1.89	–	–	(0.01)	(0.01)	–	$9.53	24.70%	$37,444,546	1.34%	(0.20%)	1.67%	20.25%
Year Ended October 31, 2009 (d)	$7.16	0.01	0.62	0.63	(0.04)	(0.10)	–	(0.14)	–	$7.65	9.27%	$25,941,166	1.34%	0.20%	1.75%	22.58%

Institutional Class Shares
Year Ended October 31, 2013 (d)	$11.15	0.02	4.19	4.21	(0.10)	(0.21)	–	(0.31)	–	$15.05	38.68%	$1,988,395	1.09%	0.16%	1.13%	19.48%
Year Ended October 31, 2012 (d)	$10.01	0.05	1.37	1.42	–	(0.28)	–	(0.28)	–	$11.15	14.69%	$51,062	1.09%	0.49%	1.20%	11.76%
Year Ended October 31, 2011 (d)	$9.56	0.02	0.43	0.45	–	–	–	–	–	$10.01	4.71%	$44,459	1.09%	0.23%	1.33%	17.88%
Year Ended October 31, 2010 (d)	$7.67	0.01	1.91	1.92	–	–	(0.03)	(0.03)	–	$9.56	25.05%	$42,453	1.09%	0.07%	1.42%	20.25%
Year Ended October 31, 2009 (d)	$7.17	0.03	0.62	0.65	(0.05)	(0.10)	–	(0.15)	–	$7.67	9.58%	$33,944	1.09%	0.48%	1.46%	22.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Bond Fund

For the annual period ended October 31, 2013, the Nationwide Bond Fund (Institutional Service Class) returned 0.56% versus -1.08% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 184 funds as of October 31, 2013) was -0.12% for the same time period.

The past year has been volatile in the fixed-income markets. A centerpiece of the Federal Reserve (Fed) strategy has been monthly open-market purchases ($85 billion) of various types of government and federal agency securities, in an effort to hold interest rates low to stimulate the economy. Concern arose in the markets during the second quarter that the Fed may begin scaling back these purchases sooner than had been anticipated. This market perception had the effect of increasing interest rates and hurting the relative performance of less-liquid and non-government-related securities. As the third quarter progressed, the Fed reiterated its intention to maintain an accommodative monetary policy (continued security purchases) until there are further signs of meaningful improvement in U.S. employment and economic growth, and/or signs that inflation is accelerating. This affirmation from the Fed provided renewed support for risk spread-based asset classes such as corporate bonds, commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS), consistent with the Fund’s portfolio positioning, and has provided strong relative performance for the Fund.

The out-of-benchmark position in Treasury Inflation-Protected Securities (TIPS) detracted the most from relative performance, particularly in the second quarter when there were market concerns that the Fed was ready to taper (gradually reduce) quantitative easing (QE) sooner than previously expected. Also, inflation did not accelerate materially during the period.

The Fund’s overweight positions in investment-grade corporate bonds, CMBS and an out-of-benchmark position in non-agency residential MBS were the greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period. With the exception of the second quarter of 2013, these asset classes benefited from a continuing, albeit slowly, improving economy, strong market demand and the Federal Reserve’s accommodative monetary policy.

New debt issuance was met with very strong demand throughout the reporting period. In addition to this strong supply/demand, or “technical” support for the asset classes in the Fund, performance also benefited from generally improving fundamentals. In corporate bonds, several sectors have demonstrated improving results and financial strength. Banks have broadly demonstrated improved capital positions, largely due to regulatory pressures, which have benefited bond-holders. The Fund’s overweight position in CMBS continued to benefit from improving commercial property fundamentals in selected markets and property types, as well as an improving supply/demand balance. The Fund’s non-agency MBS holdings also benefited from resurging strength in the residential housing market.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default) and foreign securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bond Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights

•	The Nationwide Bond Fund Institutional Service Class returned 0.56% for the annual period, outperforming the Barclays U.S. Aggregate Bond Index by 1.64% and the Lipper peer category median by 0.68%.

•

The Fund’s overweight positions in investment-grade corporate bonds, commercial mortgage-backed securities (CMBS) and an out-of-benchmark position in non-agency residential mortgage-backed securities (MBS) were the greatest contributors to Fund performance.

•	The out-of-benchmark position in Treasury Inflation-Protected Securities (TIPS) detracted the most from relative performance.

Asset Allocation†

Corporate Bonds	57.4%
Commercial Mortgage Backed Securities	11.7%
U.S. Treasury Bonds	7.7%
U.S. Treasury Notes	7.6%
Collateralized Mortgage Obligations	6.4%
U.S. Government Mortgage Backed Agencies	4.1%
Municipal Bonds	2.6%
Mutual Fund	1.0%
Asset-Backed Securities	0.7%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	9.4%
Commercial Banks	8.6%
Diversified Financial Services	5.2%
Gas Utilities	4.5%
Metals & Mining	3.2%
Airlines	2.8%
Insurance	2.2%
Diversified Telecommunication Services	1.9%
Capital Markets	1.8%
Media	1.8%
Other Industries	58.6%
100.0%

Top Holdings††

U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/14	4.7%
U.S. Treasury Notes, 0.88%, 04/30/17	3.9%
U.S. Treasury Notes, 1.38%, 07/31/18	3.7%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 01/15/19	3.1%
Greenwich Capital Commercial Funding Corp., 5.44%, 03/10/39	2.7%
JPMorgan Chase Commercial Mortgage Securities Corp., 3.34%, 07/15/46	2.6%
Federal National Mortgage Association REMICS, 5.50%, 05/25/23	2.4%
Federal National Mortgage Association Pool, 6.62%, 06/01/16	2.3%
Transocean, Inc., 6.38%, 12/15/21	2.0%
Federal National Mortgage Association REMICS, 4.50%, 03/25/39	1.7%
Other Holdings	70.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

Fund Performance	Nationwide Bond Fund

Average Annual Total Return Bond Fund

(For periods ended October 31, 2013)		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC1	0.19%		7.65%		4.98%
	w/SC2	(4.10)%		6.71%		4.53%
Class B	w/o SC1	(0.58)%		6.94%		4.29%
	w/SC3	(5.38)%		6.63%		4.29%
Class C	w/o SC1	(0.39)%		6.96%		4.29%
	w/SC4	(1.36)%		6.96%		4.29%
Class R2[5,6]		0.11%		7.36%		4.72%
Institutional Service Class[7]	w/o SC1	0.56%		7.98%		5.29%
	w/SC	0.56%		6.99%	[8]	4.80%	[8]
Institutional Class[5,9]		0.16%	*	–		–

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.15%	0.88%
Class B	1.82%	1.55%
Class C	1.82%	1.55%
Class R2	1.37%	1.10%
Institutional Service Class	0.87%	0.60%
Institutional Class	0.82%	0.55%

*Current effective prospectus dated March 1, 2013, supplement dated September 9, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D Shares.

[9]	Since inception date of December 6, 2012.

Fund Performance (con’t.)	Nationwide Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Bond Fund versus the Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	983.00	4.40	0.88
	Hypothetical[a,b]		1,000.00	1,020.77	4.48	0.88
Class B Shares	Actual	[a]	1,000.00	978.80	7.78	1.56
	Hypothetical[a,b]		1,000.00	1,017.34	7.93	1.56
Class C Shares	Actual	[a]	1,000.00	979.70	7.73	1.55
	Hypothetical[a,b]		1,000.00	1,017.39	7.88	1.55
Class R2 Shares	Actual	[a]	1,000.00	982.20	5.25	1.05
	Hypothetical[a,b]		1,000.00	1,019.91	5.35	1.05
Institutional Service Class Shares	Actual	[a]	1,000.00	984.40	3.00	0.60
	Hypothetical[a,b]		1,000.00	1,022.18	3.06	0.60
Institutional Class Shares	Actual	[a]	1,000.00	984.70	2.75	0.55
	Hypothetical[a,b]		1,000.00	1,022.43	2.80	0.55

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Bond Fund

Asset-Backed Securities 0.7%

	Principal Amount	Market Value

Other 0.7%
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	$409,761	$378,262
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (b)	167,914	169,092

		547,354

Total Asset-Backed Securities (cost $577,670)		547,354

Collateralized Mortgage Obligations 6.4%
ABN Amro Mortgage Corp., Series 2003-8, Class A23, 5.50%, 06/25/33	11,080	11,068
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	295,652	300,415
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	703,775	584,976
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	276,586	254,529
Federal National Mortgage Association REMICS
Series 2003-33, Class LB, 5.50%, 05/25/23	1,773,025	1,920,611
Series 2009-42, Class AP, 4.50%, 03/25/39	1,293,349	1,371,587
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	723,921	693,577
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	70,830	70,912

Total Collateralized Mortgage Obligations (cost $5,161,670)		5,207,675

Commercial Mortgage Backed Securities 11.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM, 5.18%, 09/10/47 (a)	1,000,000	1,072,115
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B, 5.71%, 12/10/49 (a)	1,000,000	1,039,304

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3, 5.69%, 09/15/40 (a)	$1,000,000	$1,019,315
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 03/10/39	2,000,000	2,216,151
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AM, 5.59%, 11/10/39	1,000,000	1,096,168
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2, 3.34%, 07/15/46 (c)	2,000,000	2,093,338
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3, 5.45%, 11/15/30 (a)	999,383	1,007,496

Total Commercial Mortgage Backed Securities (cost $9,358,438)		9,543,887

Corporate Bonds 57.4%
Airlines 2.7%
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24 (c)	1,000,000	1,032,500
British Airways PLC, 5.63%, 06/20/20 (c)	1,000,000	1,033,379
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 01/02/17	151,760	156,692

		2,222,571

Beverages 1.5%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 01/15/19	1,000,000	1,265,768

Capital Markets 1.8%
FMR LLC, 7.49%, 06/15/19 (c)	750,000	914,343
Morgan Stanley, 5.50%, 07/28/21	500,000	562,744

		1,477,087

Chemicals 1.1%
Mosaic Global Holdings, Inc., 7.30%, 01/15/28	750,000	924,349

Commercial Banks 8.6%
Bank of America NA, 6.10%, 06/15/17	750,000	854,272
CoBank ACB, 7.88%, 04/16/18 (c)	850,000	1,033,441

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
HSBC Holdings PLC, 6.80%, 06/01/38	$750,000	$915,813
Huntington Bancshares, Inc., 7.00%, 12/15/20	500,000	595,996
ING Bank NV, 5.13%, 05/01/15 (c)	1,000,000	1,027,045
Nordea Bank AB, 4.88%, 05/13/21 (c)	1,000,000	1,053,105
Sovereign Bank, 8.75%, 05/30/18	750,000	891,791
Wells Fargo & Co., 5.38%, 11/02/43	600,000	607,049

		6,978,512

Communications Equipment 0.5%
Cisco Systems, Inc., 5.50%, 01/15/40	350,000	389,290

Computers & Peripherals 1.2%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	962,918

Diversified Financial Services 5.2%
General Electric Capital Corp. 5.30%, 02/11/21	500,000	556,827
4.65%, 10/17/21	750,000	823,401
Hyundai Capital Services, Inc., 3.50%, 09/13/17 (c)	1,000,000	1,047,500
JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18 (d)	1,000,000	1,115,000
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	686,356

		4,229,084

Diversified Telecommunication Services 1.9%
Qwest Corp., 6.88%, 09/15/33	1,000,000	990,000
Verizon Communications, Inc., 5.15%, 09/15/23	500,000	543,340

		1,533,340

Electric Utilities 1.4%
PSEG Power LLC, 5.32%, 09/15/16	1,000,000	1,106,981

Energy Equipment & Services 1.3%
Weatherford International Ltd., 6.75%, 09/15/40	1,000,000	1,070,545

Food & Staples Retailing 1.3%
CVS Pass-Through Trust, 6.94%, 01/10/30	863,876	1,024,778

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities 4.4%
DCP Midstream Operating LP, 3.88%, 03/15/23	$1,000,000	$932,773
Kinder Morgan Energy Partners LP, 6.95%, 01/15/38	500,000	584,645
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (c)	1,000,000	997,500
Sunoco Logistics Partners Operations LP, 5.50%, 02/15/20	1,000,000	1,095,070

		3,609,988

Health Care Providers & Services 1.3%
Express Scripts Holding Co., 4.75%, 11/15/21	500,000	540,379
Hospira, Inc., 6.05%, 03/30/17	500,000	552,162

		1,092,541

Industrial Conglomerates 1.6%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,280,863

Insurance 2.2%
Liberty Mutual Group, Inc., 4.95%, 05/01/22 (c)	850,000	895,539
Oil Insurance Ltd., 3.23%, 12/02/13 (c)(d)	1,000,000	920,000

		1,815,539

Media 1.8%
NBCUniversal Enterprise, Inc., 1.97%, 04/15/19 (c)	1,000,000	980,250
Time Warner Cable, Inc., 4.00%, 09/01/21	500,000	469,371

		1,449,621

Metals & Mining 3.1%
Anglo American Capital PLC, 9.38%, 04/08/19 (c)	550,000	698,455
Barrick Gold Corp., 6.95%, 04/01/19	750,000	862,352
Freeport-McMoRan Copper & Gold, Inc., 2.38%, 03/15/18	1,000,000	996,384

		2,557,191

Multiline Retail 0.9%
Wal-Mart Stores, Inc., 5.63%, 04/15/41	625,000	714,009

Oil, Gas & Consumable Fuels 9.4%
Anadarko Petroleum Corp., 6.95%, 06/15/19	800,000	976,711
Devon Energy Corp., 4.00%, 07/15/21	750,000	775,417
Murphy Oil Corp., 3.70%, 12/01/22	1,000,000	949,998

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Petrobras International Finance Co., 3.88%, 01/27/16	$1,000,000	$1,031,501
Pride International, Inc., 6.88%, 08/15/20	1,000,000	1,202,454
Rowan Cos., Inc., 5.00%, 09/01/17	1,000,000	1,088,934
Transocean, Inc., 6.38%, 12/15/21	1,425,000	1,603,442

		7,628,457

Pharmaceuticals 1.2%
AbbVie, Inc., 2.90%, 11/06/22	1,000,000	953,015

Real Estate Investment Trusts (REITs) 1.4%
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	1,109,618

Road & Rail 0.4%
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	331,928	342,847

Tobacco 1.2%
Altria Group, Inc., 4.00%, 01/31/24	1,000,000	998,632

Total Corporate Bonds (cost $44,548,953)		46,737,544

Municipal Bonds 2.6%
California 1.8%
Northern California Power Agency, RB, Series B, 7.31%, 06/01/40	500,000	560,110
State of California, GO, 5.70%, 11/01/21	750,000	883,732

		1,443,842

District of Columbia 0.8%
Metropolitan Washington Airports Authority, RB, 7.46%, 10/01/46	600,000	686,136

Total Municipal Bonds (cost $2,171,202)		2,129,978

U.S. Government Mortgage Backed Agencies 4.1%
Federal Home Loan Mortgage Corp. Gold Pool Pool# E01443, 3.50%, 07/01/18	542,347	571,011

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool Pool# 383661 6.62%, 06/01/16	$1,615,863	$1,823,706
Pool# 386905 5.00%, 04/01/19	837,515	939,935

Total U.S. Government Mortgage Backed Agencies (cost $2,957,184)		3,334,652

U.S. Treasury Bonds 7.7%
U.S. Treasury Inflation Indexed Bonds
2.00%, 01/15/14	3,000,000	3,801,875
2.13%, 01/15/19	2,000,000	2,481,607

Total U.S. Treasury Bonds (cost $6,045,160)		6,283,482

U.S. Treasury Notes 7.6%
U.S. Treasury Notes 0.88%, 04/30/17	3,150,000	3,158,859
1.38%, 07/31/18	3,000,000	3,019,688

Total U.S. Treasury Notes (cost $6,158,262)		6,178,547

Mutual Fund 1.0%

	Shares	Market Value

Money Market Fund 1.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (e)	803,812	803,812

Total Mutual Fund (cost $803,812)		803,812

Total Investments (cost $77,782,351) (f) — 99.2%		80,766,931

Other assets in excess of liabilities — 0.8%		637,378

NET ASSETS — 100.0%		$81,404,309

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2013.

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Fund (Continued)

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2013 was $13,726,395 which represents 16.86% of net assets.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date reflects the next call date.

(e)	Represents 7-day effective yield as of October 31, 2013.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ACB	Agricultural Credit Bank

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Bond Fund
Assets:
Investments, at value (cost $77,782,351)	$80,766,931
Interest and dividends receivable	725,435
Receivable for capital shares issued	207,909
Prepaid expenses	32,256

Total Assets	81,732,531

Liabilities:
Distributions payable	34,419
Payable for capital shares redeemed	212,877
Accrued expenses and other payables:
Investment advisory fees	5,732
Fund administration fees	14,677
Distribution fees	8,725
Administrative servicing fees	8,327
Accounting and transfer agent fees	7,511
Custodian fees	416
Compliance program costs (Note 3)	20
Professional fees	28,817
Printing fees	6,094
Other	607

Total Liabilities	328,222

Net Assets	$81,404,309

Represented by:
Capital	$78,233,872
Accumulated distributions in excess of net investment income	(155,315)
Accumulated net realized gains from investment transactions	341,172
Net unrealized appreciation/(depreciation) from investments	2,984,580

Net Assets	$81,404,309

Net Assets:
Class A Shares	$24,116,827
Class B Shares	61,247
Class C Shares	3,949,327
Class R2 Shares	348,615
Institutional Service Class Shares	52,898,095
Institutional Class Shares	30,198

Total	$81,404,309

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,435,684
Class B Shares	6,186
Class C Shares	398,319
Class R2 Shares	35,182
Institutional Service Class Shares	5,334,975
Institutional Class Shares	3,044

Total	8,213,390

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.90
Class B Shares (b)	$9.90
Class C Shares (c)	$9.91
Class R2 Shares	$9.91
Institutional Service Class Shares	$9.92
Institutional Class Shares	$9.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.13

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$3,509,163
Dividend income	2,071

Total Income	3,511,234

EXPENSES:
Investment advisory fees	463,715
Fund administration fees	141,671
Distribution fees Class A	71,756
Distribution fees Class B	1,689
Distribution fees Class C	50,532
Distribution fees Class R2	707
Administrative servicing fees Class A	19,731
Administrative servicing fees Institutional Service Class	25,555
Registration and filing fees	68,803
Professional fees	47,597
Printing fees	27,531
Trustee fees	3,140
Custodian fees	3,577
Accounting and transfer agent fees	54,069
Compliance program costs (Note 3)	291
Other	9,238

Total expenses before earnings credit and expenses reimbursed	989,602

Earnings credit (Note 5)	(118)
Expenses reimbursed by adviser (Note 3)	(309,610)

Net Expenses	679,874

NET INVESTMENT INCOME	2,831,360

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	443,678
Net change in unrealized appreciation/(depreciation) from investments	(3,204,979)

Net realized/unrealized losses from investments	(2,761,301)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$70,059

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Year Ended October 31, 2013		Year Ended October 31, 2012
Operations:
Net investment income	$2,831,360		$3,050,997
Net realized gains from investment transactions	443,678		1,164,015
Net change in unrealized appreciation/(depreciation) from investments	(3,204,979)		2,855,815

Change in net assets resulting from operations	70,059		7,070,827

Distributions to Shareholders From:
Net investment income:
Class A	(868,767)		(779,795)
Class B	(3,916)		(12,868)
Class C	(118,413)		(106,581)
Class R2	(4,050)		(6,353)
Institutional Service Class (a)	(1,937,204)		(2,225,736)
Institutional Class	(431	)(b)	–
Net realized gains:
Class A	(341,033)		(455,558)
Class B	(2,362)		(15,808)
Class C	(58,740)		(82,041)
Class R2	(1,489)		(6,555)
Institutional Service Class (a)	(681,425)		(1,414,825)
Institutional Class	(110	)(b)	–

Change in net assets from shareholder distributions	(4,017,940)		(5,106,120)

Change in net assets from capital transactions	(13,385,229)		8,607,211

Change in net assets	(17,333,110)		10,571,918

Net Assets:
Beginning of year	98,737,419		88,165,501

End of year	$81,404,309		$98,737,419

Accumulated distributions in excess of net investment income at end of year	$(155,315)		$(155,498)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,173,910		$13,981,460
Dividends reinvested	1,026,708		1,049,435
Cost of shares redeemed	(13,761,650)		(5,509,605)

Total Class A Shares	(4,561,032)		9,521,290

Class B Shares
Proceeds from shares issued	64,420		20,234
Dividends reinvested	2,097		6,057
Cost of shares redeemed	(238,606)		(492,737)

Total Class B Shares	(172,089)		(466,446)

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(b)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$1,208,762	$2,403,284
Dividends reinvested	116,255	94,626
Cost of shares redeemed	(2,392,810)	(841,667)

Total Class C Shares	(1,067,793)	1,656,243

Class R2 Shares
Proceeds from shares issued	220,962	37,512
Dividends reinvested	47	2,350
Cost of shares redeemed	–	(265,052)

Total Class R2 Shares	221,009	(225,190)

Institutional Service Class Shares (a)
Proceeds from shares issued	3,806,542	5,309,873
Dividends reinvested	2,323,884	3,277,970
Cost of shares redeemed	(13,966,369)	(10,466,529)

Total Institutional Service Class Shares	(7,835,943)	(1,878,686)

Institutional Class Shares
Proceeds from shares issued	30,078 (b)	–
Dividends reinvested	541 (b)	–
Cost of shares redeemed	– (b)	–

Total Institutional Class Shares	30,619 (b)	–

Change in net assets from capital transactions	$(13,385,229)	$8,607,211

SHARE TRANSACTIONS:
Class A Shares
Issued	805,655	1,389,847
Reinvested	101,973	104,982
Redeemed	(1,380,899)	(546,188)

Total Class A Shares	(473,271)	948,641

Class B Shares
Issued	6,315	2,018
Reinvested	207	608
Redeemed	(23,488)	(49,044)

Total Class B Shares	(16,966)	(46,418)

Class C Shares
Issued	119,254	238,554
Reinvested	11,525	9,456
Redeemed	(240,084)	(83,539)

Total Class C Shares	(109,305)	164,471

Class R2 Shares
Issued	22,268	3,752
Reinvested	5	237
Redeemed	–	(26,415)

Total Class R2 Shares	22,273	(22,426)

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(b)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Year Ended October 31, 2013		Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Issued	377,335		527,380
Reinvested	230,636		328,090
Redeemed	(1,397,208)		(1,039,330)

Total Institutional Service Class Shares	(789,237)		(183,860)

Institutional Class Shares
Issued	2,990	(b)	–
Reinvested	54	(b)	–
Redeemed	–	(b)	–

Total Institutional Class Shares	3,044	(b)	–

Total change in shares	(1,363,462)		860,408

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(b)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period		Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2013 (f)	$10.30	0.29	(0.27)	0.02		(0.31)	(0.11)	(0.42)	–	$9.90		0.19%	$24,116,827	0.87%	2.92%	1.20%	24.18%
Year Ended October 31, 2012 (f)	$10.10	0.32	0.44	0.76		(0.33)	(0.23)	(0.56)	–	$10.30		7.77%	$29,964,061	0.94%	3.15%	1.15%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.34	0.04	0.38		(0.35)	(0.15)	(0.50)	–	$10.10		3.95%	$19,808,612	1.05%	3.44%	1.17%	56.39%
Year Ended October 31, 2010 (f)	$9.63	0.36	0.61 (g)	0.97	(g)	(0.38)	–	(0.38)	–	$10.22	(g)	10.35%	$18,463,683	1.10%	3.67%	1.20%	41.08%
Year Ended October 31, 2009 (f)	$8.69	0.47	0.94	1.41		(0.46)	(0.01)	(0.47)	–	$9.63		16.72%	$15,594,506	1.22%	5.18%	1.32%	61.11%

Class B Shares
Year Ended October 31, 2013 (f)	$10.31	0.22	(0.28)	(0.06)		(0.24)	(0.11)	(0.35)	–	$9.90		(0.58%)	$61,247	1.55%	2.21%	1.88%	24.18%
Year Ended October 31, 2012 (f)	$10.11	0.26	0.43	0.69		(0.26)	(0.23)	(0.49)	–	$10.31		7.06%	$238,611	1.65%	2.57%	1.83%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.27	0.05	0.32		(0.28)	(0.15)	(0.43)	–	$10.11		3.33%	$703,391	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (f)	$9.63	0.30	0.61 (g)	0.91	(g)	(0.32)	–	(0.32)	–	$10.22	(g)	9.58%	$652,905	1.75%	3.02%	1.85%	41.08%
Year Ended October 31, 2009 (f)	$8.69	0.41	0.95	1.36		(0.41)	(0.01)	(0.42)	–	$9.63		16.03%	$661,509	1.79%	4.59%	1.90%	61.11%

Class C Shares
Year Ended October 31, 2013 (f)	$10.31	0.22	(0.27)	(0.05)		(0.24)	(0.11)	(0.35)	–	$9.91		(0.39%)	$3,949,327	1.55%	2.23%	1.88%	24.18%
Year Ended October 31, 2012 (f)	$10.12	0.25	0.43	0.68		(0.26)	(0.23)	(0.49)	–	$10.31		6.95%	$5,235,401	1.61%	2.48%	1.81%	33.95%
Year Ended October 31, 2011 (f)	$10.23	0.27	0.05	0.32		(0.28)	(0.15)	(0.43)	–	$10.12		3.33%	$3,471,796	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (f)	$9.64	0.30	0.61 (g)	0.91	(g)	(0.32)	–	(0.32)	–	$10.23	(g)	9.58%	$4,223,345	1.75%	3.01%	1.85%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.42	0.94	1.36		(0.41)	(0.01)	(0.42)	–	$9.64		16.05%	$3,334,007	1.77%	4.61%	1.91%	61.11%

Class R2 Shares (h)
Year Ended October 31, 2013 (f)	$10.31	0.28	(0.28)	–		(0.29)	(0.11)	(0.40)	–	$9.91		0.11%	$348,615	1.05%	2.75%	1.39%	24.18%
Year Ended October 31, 2012 (f)	$10.11	0.30	0.44	0.74		(0.31)	(0.23)	(0.54)	–	$10.31		7.46%	$133,041	1.20%	2.97%	1.38%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.31	0.05	0.36		(0.32)	(0.15)	(0.47)	–	$10.11		3.69%	$357,141	1.40%	3.07%	1.53%	56.39%
Year Ended October 31, 2010 (f)	$9.63	0.33	0.61 (g)	0.94	(g)	(0.35)	–	(0.35)	–	$10.22	(g)	9.90%	$216,857	1.40%	3.36%	1.50%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.45	0.93	1.38		(0.44)	(0.01)	(0.45)	–	$9.63		16.38%	$153,535	1.49%	4.92%	1.61%	61.11%

Institutional Service Class Shares (i)
Year Ended October 31, 2013 (f)	$10.31	0.32	(0.27)	0.05		(0.33)	(0.11)	(0.44)	–	$9.92		0.56%	$52,898,095	0.59%	3.19%	0.93%	24.18%
Year Ended October 31, 2012 (f)	$10.12	0.35	0.43	0.78		(0.36)	(0.23)	(0.59)	–	$10.31		7.97%	$63,166,305	0.66%	3.45%	0.87%	33.95%
Year Ended October 31, 2011 (f)	$10.23	0.37	0.05	0.42		(0.38)	(0.15)	(0.53)	–	$10.12		4.31%	$63,824,561	0.79%	3.69%	0.92%	56.39%
Year Ended October 31, 2010 (f)	$9.64	0.39	0.62 (g)	1.01	(g)	(0.42)	–	(0.42)	–	$10.23	(g)	10.59%	$67,283,180	0.79%	3.98%	0.89%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.50	0.95	1.45		(0.50)	(0.01)	(0.51)	–	$9.64		17.22%	$67,205,223	0.86%	5.51%	0.96%	61.11%

Institutional Class Shares
Period Ended October 31, 2013 (f)(j)	$10.32	0.33	(0.32)	0.01		(0.30)	(0.11)	(0.41)	–	$9.92		0.16%	$30,198	0.61%	3.65%	1.00%	24.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Reflects non-material corrections to October 31, 2010 amounts and net asset value. The related shareholder transactions and net asset values were processed correctly.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(j)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Core Plus Bond Fund

For the annual period ended October 31, 2013, the Nationwide Core Plus Bond Fund (Institutional Class) returned 0.95%* versus -1.08% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 184 funds as of October 31, 2013) was -0.12% for the same time period.

Relative outperformance for the fiscal year end was driven primarily by the Fund’s high-yield bond allocation and to a lesser degree by the underweight to U.S. Treasurys. A bulleted yield curve and short duration position in relation to the benchmark also aided relative Fund performance as the yield curve steepened.

Uncertainty surrounding fiscal and monetary policy created volatility in interest rates for the fiscal year ended October 31, 2013. Treasury yields began drifting higher in May based on the growing perception that strong economic indicators would allow the Federal Open Market Committee (FOMC) to begin tapering asset purchases in September. The trend toward higher rates accelerated in June and July as the market also began to price in Larry Summers taking the helm at the Federal Reserve, a move widely considered to be hawkish and negative for bonds. However at the September Fed meeting, the FOMC surprised the market by deciding not to taper Fed asset purchases, primarily due to the recent slowdown in housing activity caused by higher mortgage rates and the growing possibility of a government shutdown. The lack of tapering coupled with a weaker-than-expected jobs number in September caused interest rates to retreat from the highs, although for the year, the Treasury yield curve steepened dramatically. Two-year Treasury yields moved higher by just 2 basis points, providing a total return of 0.42% while 30-year Treasury yields increased by 78 basis points, returning -11.74%. Within the Barclays U.S. Aggregate Bond Index sector returns were as follows: U.S. Treasurys -1.45%, Investment-grade corporates -1.40%, and Agency mortgage-backed securities -0.36%. The Barclays U.S. Corporate High-Yield Index returned 8.87% for the fiscal year ended October 31, 2013. As noted above, the approximate 20% allocation to high yield was the biggest contributor to returns for the portfolio.

Moderate economic and employment growth, combined with deleveraging and low inflation, ought to contain the rise in interest rates in the near term. Credit markets remain attractive as corporate balance sheets stay strong and investors continue to look for yield. The Nationwide Core Plus Bond Fund maintains an attractive combination of return potential and risk, relative to its benchmark, with a higher yield, shorter duration and opportunity for capital appreciation.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

William M. Bellamy, CFA

*Performance prior to the Fund’s inception on April 22, 2013, is based on the performance of the Fund’s predecessor fund, the TS&W Fixed Income Portfolio, a former series of The Advisors’ Inner Circle Fund.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Core Plus Bond Fund

Objective

The Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities.

Highlights

•	The Nationwide Core Plus Bond Fund Institutional Class returned 0.95% for the annual period, outperforming the benchmark by 2.03% and outperforming the Lipper peer group median by 1.07%.

•	The Fund outperformed the benchmark as a result of an allocation to high-yield bonds and an underweight in U.S. Treasurys.

•	The Nationwide Core Plus Bond Fund remains positioned with a higher yield and shorter duration than the benchmark.

Asset Allocation†

Corporate Bonds	48.9%
U.S. Government Mortgage Backed Agencies	33.4%
Mutual Fund	6.3%
U.S. Treasury Notes	5.1%
Preferred Stocks	3.5%
U.S. Government Sponsored & Agency Obligations	2.9%
Yankee Dollar	0.7%
Commercial Mortgage Backed Security	0.3%
Liabilities in excess of other assets	(1.1)%
100.0%

Top Industries††

Insurance	13.1%
Diversified Financial Services	5.1%
Capital Markets	2.9%
Real Estate Investment Trusts (REITs)	2.5%
Oil, Gas & Consumable Fuels	2.5%
Specialty Retail	2.3%
Wireless Telecommunication Services	2.1%
Commercial Banks	1.7%
Gas Utilities	1.5%
Diversified Telecommunication Services	1.4%
Other Industries	64.9%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund — Institutional Class	6.2%
Federal Home Loan Mortgage Corp. Gold Pool, 4.00%, 09/01/43	5.2%
Federal National Mortgage Association Pool, 3.50%, 09/01/26	4.4%
Federal Home Loan Mortgage Corp. Gold Pool, 3.50%, 08/01/43	3.6%
Government National Mortgage Association I Pool, 3.00%, 02/15/27	3.5%
Federal Home Loan Mortgage Corp. Gold Pool, 3.00%, 03/01/43	3.4%
U.S. Treasury Notes, 1.75%, 05/31/16	2.8%
Federal National Mortgage Association Pool, 4.00%, 03/01/42	1.7%
Markel Corp., 7.13%, 09/30/19	1.6%
Aspen Insurance Holdings Ltd., 6.00%, 08/15/14	1.5%
Other Holdings	66.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

Fund Performance	Nationwide Core Plus Bond Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	10 Yr.
Class A1	w/o SC2	(1.34)%	*	–	–
	w/ SC3	(5.57)%	*	–	–
Institutional Service Class[1,4]		(1.18)%	*	–	–
Institutional Class[4]		0.95%		9.18%	5.00%

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.30%	1.20%
Institutional Service Class	1.05%	0.95%
Institutional Class	0.80%	0.70%

*Current effective prospectus dated December 14, 2012 (as revised April 22, 2013). The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Since inception date April 24, 2013.

[2]	These returns do not reflect the effects of SCs.

[3]	A 4.25% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

Fund Performance (con’t.)	Nationwide Core Plus Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Core Plus Bond Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Fund performance prior to the Fund’s inception on 4/22/13 is based on the Fund’s predecessor Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013 . Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013 . You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Core Plus Bond Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	984.20	5.05	1.01
	Hypothetical	[a,b]	1,000.00	1,020.11	5.14	1.01
Institutional Service Class Shares	Actual	[a]	1,000.00	985.80	3.50	0.70
	Hypothetical	[a,b]	1,000.00	1,021.68	3.57	0.70
Institutional Class Shares	Actual	[a]	1,000.00	985.90	3.25	0.65
	Hypothetical	[a,b]	1,000.00	1,021.93	3.31	0.65

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Core Plus Bond Fund

Commercial Mortgage Backed Security 0.3%

	Principal Amount	Market Value

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A2, 3.15%, 08/15/46	$735,000	$769,631

Total Commercial Mortgage Backed Security (cost $740,096)		769,631

Corporate Bonds 48.9%
Airlines 1.0%
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, 08/10/22	1,500,905	1,669,756
United Continental Holdings, Inc., 6.38%, 06/01/18	1,039,000	1,080,560

		2,750,316

Auto Components 0.2%
Cooper Tire & Rubber Co., 8.00%, 12/15/19	500,000	515,000

Automobiles 1.0%
Oshkosh Corp.
8.25%, 03/01/17	700,000	743,750
8.50%, 03/01/20	1,895,000	2,089,238

		2,832,988

Building Products 0.1%
Gibraltar Industries, Inc., 6.25%, 02/01/21	200,000	206,000

Capital Markets 2.9%
Goldman Sachs Capital II, 4.00%, 12/02/13 (a)	500,000	367,500
Goldman Sachs Group, Inc. (The), Series B, 0.64%, 07/22/15 (b)	1,533,000	1,520,949
Jefferies Group LLC, 5.13%, 01/20/23	1,350,000	1,358,929
Morgan Stanley, 6.63%, 04/01/18	3,450,000	4,050,693
Raymond James Financial, Inc., 8.60%, 08/15/19	730,000	926,114

		8,224,185

Commercial Banks 1.7%
Union Bank NA, 1.00%, 09/26/16 (b)	2,000,000	2,013,934
Wachovia Corp., 0.58%, 10/28/15 (b)	2,823,000	2,810,724

		4,824,658

Computers & Peripherals 0.7%
Hewlett-Packard Co., 4.75%, 06/02/14	1,820,000	1,863,367

Corporate Bonds (continued)

	Principal Amount	Market Value

Construction & Engineering 1.4%
Fluor Corp., 3.38%, 09/15/21	$3,860,000	$3,881,580

Consumer Finance 0.2%
Aircastle Ltd., 9.75%, 08/01/18	450,000	498,375

Containers & Packaging 0.6%
Greif, Inc., 7.75%, 08/01/19	1,600,000	1,812,000

Distributors 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.38%, 03/15/20	541,000	578,870

Diversified Financial Services 5.2%
Bank of America Corp., 1.50%, 10/09/15	2,087,000	2,102,508
General Electric Capital Corp., 5.30%, 02/11/21	2,000,000	2,227,308
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 01/15/18	2,000,000	2,097,500
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	2,000,000	2,745,424
Western Union Co. (The)
1.26%, 08/21/15 (b)	2,000,000	2,009,007
5.93%, 10/01/16	3,070,000	3,426,728

		14,608,475

Diversified Telecommunication Services 1.1%
Corning, Inc., 7.25%, 08/15/36	595,000	716,257
Frontier Communications Corp., 8.50%, 04/15/20	2,000,000	2,280,000

		2,996,257

Electrical Equipment 0.1%
Kemet Corp., 10.50%, 05/01/18	350,000	339,500

Energy Equipment & Services 1.4%
Oil States International, Inc., 6.50%, 06/01/19	2,000,000	2,130,000
SEACOR Holdings, Inc., 7.38%, 10/01/19	1,750,000	1,841,206

		3,971,206

Food Products 0.5%
ConAgra Foods, Inc., 5.88%, 04/15/14	1,180,000	1,208,227
Wells Enterprises, Inc., 6.75%, 02/01/20 (c)	100,000	102,750

		1,310,977

Statement of Investments (Continued)

October 31, 2013

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities 1.5%
Genesis Energy LP/Genesis Energy Finance Corp., 7.88%, 12/15/18	$400,000	$431,500
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.88%, 03/15/18	2,669,000	2,797,658
TransCanada PipeLines Ltd., 3.75%, 10/16/23	1,000,000	1,007,974

		4,237,132

Health Care Providers & Services 0.1%
Health Net, Inc., 6.38%, 06/01/17	365,000	389,412

Hotels, Restaurants & Leisure 1.3%
Graton Economic Development Authority, 9.63%, 09/01/19 (c)	685,000	763,775
Hyatt Hotels Corp., 3.38%, 07/15/23	100,000	94,521
International Game Technology, 5.35%, 10/15/23	2,300,000	2,387,179
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.38%, 06/01/21 (c)	500,000	480,000

		3,725,475

Household Durables 0.5%
NVR, Inc., 3.95%, 09/15/22	1,500,000	1,460,156

Household Products 1.2%
Tupperware Brands Corp., 4.75%, 06/01/21	3,335,000	3,419,463

Insurance 10.5%
Aflac, Inc., 8.50%, 05/15/19	2,125,000	2,761,221
American International Group, Inc., 5.60%, 10/18/16	1,300,000	1,455,530
Aspen Insurance Holdings Ltd., 6.00%, 08/15/14	4,025,000	4,184,348
Assurant, Inc., 5.63%, 02/15/14	3,500,000	3,547,130
Fidelity National Financial, Inc., 5.50%, 09/01/22	2,285,000	2,425,223
Genworth Financial, Inc., 5.75%, 06/15/14	2,000,000	2,057,568
Markel Corp., 7.13%, 09/30/19	3,715,000	4,472,968
MetLife, Inc., 4.75%, 02/08/21	1,450,000	1,601,071
RenRe North America Holdings, Inc., 5.75%, 03/15/20	2,350,000	2,607,604

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
RLI Corp.
5.95%, 01/15/14	$380,000	$383,169
4.88%, 09/15/23	500,000	512,257
Torchmark Corp., 9.25%, 06/15/19	2,810,000	3,693,164

		29,701,253

Machinery 0.8%
Huntington Ingalls Industries, Inc., 6.88%, 03/15/18	2,165,000	2,335,494

Media 1.0%
DISH DBS Corp., 4.25%, 04/01/18	2,500,000	2,537,500
Regal Entertainment Group, 9.13%, 08/15/18	291,000	320,100

		2,857,600

Metals & Mining 0.0%†
Arch Coal, Inc., 7.25%, 10/01/20	160,000	122,000

Multiline Retail 0.6%
Dillard’s, Inc., 7.75%, 07/15/26	1,475,000	1,659,375

Multi-Utilities & Unregulated Power 1.0%
NRG Energy, Inc., 8.50%, 06/15/19	2,520,000	2,709,000

Office Electronics 0.3%
Pitney Bowes, Inc., 5.60%, 03/15/18	665,000	728,814

Oil, Gas & Consumable Fuels 2.5%
McMoRan Exploration Co., 11.88%, 11/15/14	415,000	416,037
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 02/15/20	2,395,000	2,502,775
Plains Exploration & Production Co., 6.50%, 11/15/20	1,600,000	1,764,000
Stone Energy Corp., 8.63%, 02/01/17	575,000	608,063
Tesoro Corp., 9.75%, 06/01/19	720,000	790,200
Valero Energy Corp., 7.50%, 04/15/32	900,000	1,099,042

		7,180,117

Paper & Forest Products 0.9%
PH Glatfelter Co., 5.38%, 10/15/20	2,585,000	2,610,850

Statement of Investments (Continued)

October 31, 2013

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals 0.3%
Bristol-Myers Squibb Co., 3.25%, 11/01/23	$850,000	$836,208

Real Estate Investment Trusts (REITs) 1.8%
Alexandria Real Estate Equities, Inc., 3.90%, 06/15/23	1,985,000	1,895,309
Health Care REIT, Inc., 4.50%, 01/15/24	2,000,000	2,025,134
Simon Property Group LP, 10.35%, 04/01/19	935,000	1,284,380

		5,204,823

Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc., 4.40%, 11/15/22	500,000	491,467

Road & Rail 1.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 01/15/19	1,295,000	1,411,550
Rent-A-Center, Inc., 6.63%, 11/15/20	1,240,000	1,311,300

		2,722,850

Software 0.7%
Brocade Communications Systems, Inc., 4.63%, 01/15/23 (c)	2,000,000	1,870,000

Specialty Retail 2.3%
AutoZone, Inc., 4.00%, 11/15/20	1,670,000	1,730,749
Foot Locker, Inc., 8.50%, 01/15/22	990,000	1,108,800
O’Reilly Automotive, Inc., 4.63%, 09/15/21	3,500,000	3,696,123

		6,535,672

Wireless Telecommunication Services 2.1%
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	1,565,000	1,568,123
MetroPCS Wireless, Inc., 6.63%, 11/15/20	2,400,000	2,538,000
Rogers Communications, Inc., 4.10%, 10/01/23	1,865,000	1,904,613

		6,010,736

Total Corporate Bonds (cost $136,354,985)		138,021,651

U.S. Government Mortgage Backed Agencies 33.4%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# J14732 4.00%, 03/01/26	$123	$130
Pool# J19197 3.00%, 05/01/27	1,955,283	2,028,377
Pool# C91149 6.00%, 01/01/28	89,679	98,790
Pool# G14748 3.00%, 04/01/28	3,753,270	3,893,578
Pool# G01616 6.00%, 07/01/33	50,696	56,238
Pool# G08087 6.00%, 10/01/35	147,535	162,692
Pool# A96464 4.00%, 01/01/41	1,256,860	1,320,096
Pool# G06229 4.00%, 01/01/41	1,148,936	1,206,742
Pool# C03685 3.00%, 10/01/41	1,597,684	1,571,535
Pool# G08477 3.50%, 02/01/42	1,650,317	1,689,254
Pool# Q06025 4.00%, 02/01/42	3,214,157	3,386,416
Pool# Q09481 3.50%, 07/01/42	1,637,454	1,676,088
Pool# T60798 3.50%, 07/01/42	1,186,706	1,199,130
Pool# T65103 3.00%, 11/01/42	2,511,071	2,436,229
Pool# Q14321 3.00%, 12/01/42	3,653,771	3,593,969
Pool# G08524 3.00%, 03/01/43	9,901,276	9,739,220
Pool# G08541 3.50%, 08/01/43	9,940,284	10,174,813
Pool# Q22176 4.00%, 09/01/43	14,000,000	14,704,375
Federal National Mortgage Association Pool
Pool# AL0578 3.50%, 08/01/26	535,868	565,989
Pool# MA0848 3.50%, 09/01/26	11,974,525	12,651,366
Pool# MA1165 3.00%, 09/01/32	1,738,655	1,761,204
Pool# MA1200 3.00%, 10/01/32	2,533,524	2,566,381
Pool# 730969 5.00%, 08/01/33	161,715	176,433
Pool# AH1107 4.00%, 12/01/40	1,331,789	1,409,616
Pool# AB4696 4.00%, 03/01/42	4,499,990	4,757,333

Statement of Investments (Continued)

October 31, 2013

Nationwide Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool
Pool# 783548 3.00%, 02/15/27	$9,574,154	$9,945,900
Pool# AD8801 3.50%, 03/15/43	1,428,679	1,483,538

Total U.S. Government Mortgage Backed Agencies (cost $94,131,318)		94,255,432

U.S. Government Sponsored & Agency Obligations 2.9%
Federal Home Loan Banks 1.60%, 07/30/19	3,000,000	2,911,610
Federal Home Loan Mortgage Corp. 2.50%, 10/02/19	1,400,000	1,412,149
Federal National Mortgage Association
1.55%, 10/29/19	1,770,000	1,710,296
1.50%, 12/27/19	1,840,000	1,763,536
1.75%, 11/20/20	385,000	365,091

Total U.S. Government Sponsored & Agency Obligations (cost $8,189,455)		8,162,682

U.S. Treasury Notes 5.1%
U.S. Treasury Notes
1.25%, 10/31/15	3,960,000	4,033,632
1.75%, 05/31/16	7,815,000	8,072,651
4.00%, 08/15/18	1,970,000	2,226,100

Total U.S. Treasury Notes (cost $14,255,083)		14,332,383

Yankee Dollar 0.7%
Insurance 0.7%
Montpelier Re Holdings Ltd., 4.70%, 10/15/22	2,000,000	2,018,382

Total Yankee Dollar (cost $1,994,987)		2,018,382

Preferred Stocks 3.5%

	Shares	Market Value

Diversified Telecommunication Services 0.4%
Qwest Corp.
6.13%, 06/01/53* (d)	10,000	211,000
7.00%, 07/01/52 (d)	10,500	258,300
7.38%, 06/01/51 (d)	30,000	751,500

		1,220,800

Preferred Stocks (continued)

	Shares	Market Value

Electric Utilities 0.2%
Dominion Resources, Inc., 8.38%, 06/15/64 (d)	25,000	$652,250

Insurance 2.1%
Allstate Corp. (The), 6.75%, 10/15/18* (d)	61,250	1,550,238
Aspen Insurance Holdings Ltd., 7.25%, 07/01/17 (d)	27,691	692,552
Endurance Specialty Holdings Ltd.
7.50%, 06/01/16 (d)	70,000	1,771,700
7.75%, 12/15/15 (d)	25,000	637,250
Montpelier Re Holdings Ltd., 8.88%, 05/10/16 (d)	17,500	474,600
PartnerRe Ltd., 7.25%, 06/01/16 (d)	25,000	640,750

		5,767,090

Real Estate Investment Trusts (REITs) 0.7%
Annaly Capital Management, Inc., 7.63%, 05/16/17 (d)	10,000	240,300
DuPont Fabros Technology, Inc.
7.63%, 03/15/16 (d)	18,445	452,640
7.88%, 10/15/15 (d)	55,000	1,361,250

		2,054,190

Thrifts & Mortgage Finance 0.1%
Federal Home Loan Mortgage Corp., 8.38%, 12/31/17* (a)(d)	35,000	248,150

Total Preferred Stocks (cost $10,646,935)		9,942,480

Mutual Fund 6.3%
Money Market Fund 6.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (e)	17,779,983	17,779,983

Total Mutual Fund (cost $17,779,983)		17,779,983

Total Investments (cost $284,092,842) (f) — 101.1%		285,282,624

Liabilities in excess of other assets — (1.1)%		(3,052,248)

NET ASSETS — 100.0%		$282,230,376

*	Denotes a non-income producing security.

(a)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date reflects the next call date.

Statement of Investments (Continued)

October 31, 2013

Nationwide Core Plus Bond Fund (Continued)

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date represents the actual maturity date.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2013 was $3,216,525 which represents 1.14% of net assets.

(d)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2013.

(e)	Represents 7-day effective yield as of October 31, 2013.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

RE	Reinsured

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Core Plus Bond Fund
Assets:
Investments, at value (cost $284,092,842)	$285,282,624
Interest and dividends receivable	2,159,843
Receivable for investments sold	42,283
Receivable for capital shares issued	54,923
Prepaid expenses	2,727

Total Assets	287,542,400

Liabilities:
Payable for investments purchased	5,088,563
Distributions payable	13,934
Payable for capital shares redeemed	2,880
Accrued expenses and other payables:
Investment advisory fees	130,113
Fund administration fees	12,419
Distribution fees	7
Accounting and transfer agent fees	14,932
Trustee fees	2,966
Custodian fees	203
Professional fees	39,260
Printing fees	6,320
Other	427

Total Liabilities	5,312,024

Net Assets	$282,230,376

Represented by:
Capital	$280,445,519
Accumulated undistributed net investment income	73,023
Accumulated net realized gains from investment transactions	522,052
Net unrealized appreciation/(depreciation) from investments	1,189,782

Net Assets	$282,230,376

Net Assets:
Class A Shares	$79,649
Institutional Service Class Shares	62,188
Institutional Class Shares	282,088,539

Total	$282,230,376

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,797
Institutional Service Class Shares	6,087
Institutional Class Shares	27,604,223

Total	27,618,107

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Core Plus Bond Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.22
Institutional Service Class Shares	$10.22
Institutional Class Shares	$10.22
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.67

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$2,674,574
Dividend income	305,207

Total Income	2,979,781

EXPENSES:
Investment advisory fees	396,900
Fund administration fees	149,788
Distribution fees Class A Shares(a)	120
Administrative servicing fees Class A Shares(a)	30
Registration and filing fees	17,920
Professional fees	56,945
Printing fees	17,930
Trustee fees	7,922
Custodian fees	4,643
Accounting and transfer agent fees	55,950
Compliance program costs (Note 3)	2,897
Other	7,524

Total expenses before earnings credit, cash management credits, and expenses reimbursed	718,569

Earnings credit (Note 5)	(893)
Cash management credits (Note 5)	(4)
Expenses reimbursed by adviser (Note 3)	(106,675)

Net Expenses	610,997

NET INVESTMENT INCOME	2,368,784

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	634,715
Net change in unrealized appreciation/(depreciation) from investments	(767,419)

Net realized/unrealized losses from investments	(132,704)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,236,080

(a)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2013		Year Ended October 31, 2012
Operations:
Net investment income	$2,368,784		$2,327,067
Net realized gains from investment transactions	634,715		1,696,203
Net change in unrealized appreciation/(depreciation) from investments	(767,419)		1,513,550

Change in net assets resulting from operations	2,236,080		5,536,820

Distributions to Shareholders From:
Net investment income:
Class A	(1,305	)(a)	–
Institutional Service Class	(812	)(a)	–
Institutional Class	(2,483,578)		(2,523,593)
Net realized gains:
Class A	–	(a)	–
Institutional Service Class	–	(a)	–
Institutional Class	(1,486,644)		(1,031,988)

Change in net assets from shareholder distributions	(3,972,339)		(3,555,581)

Change in net assets from capital transactions	215,062,657		5,494,812

Change in net assets	213,326,398		7,476,051

Net Assets:
Beginning of year	68,903,978		61,427,927

End of year	$282,230,376		$68,903,978

Accumulated undistributed net investment income at end of year	$73,023		$78,192

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$230,000	(a)	$–
Dividends reinvested	1,305	(a)	–
Cost of shares redeemed	(149,133	)(a)	–

Total Class A Shares	82,172	(a)	–

Institutional Service Class Shares	–		–
Proceeds from shares issued	62,928	(a)	–
Dividends reinvested	812	(a)	–
Cost of shares redeemed	–	(a)	–

Total Institutional Service Class Shares	63,740	(a)	–

Institutional Class Shares
Proceeds from shares issued	218,523,106		10,537,539
Dividends reinvested	3,695,465		3,280,884
Cost of shares redeemed	(7,301,826)		(8,323,611)

Total Institutional Class Shares	214,916,745		5,494,812

Change in net assets from capital transactions	$215,062,657		$5,494,812

SHARE TRANSACTIONS:
Class A Shares
Issued	22,337	(a)	–
Reinvested	129	(a)	–
Redeemed	(14,669	)(a)	–

Total Class A Shares	7,797	(a)	–

Statements of Changes in Net Assets (Continued)

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2013		Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	6,007	(a)	–
Reinvested	80	(a)	–
Redeemed	–	(a)	–

Total Institutional Service Class Shares	6,087	(a)	–

Institutional Class Shares
Issued	21,493,158		1,018,049
Reinvested	357,064		318,353
Redeemed	(707,001)		(806,545)

Total Institutional Class Shares	21,143,221		529,857

Total change in shares	21,157,105		529,857

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Core Plus Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Period Ended October 31, 2013 (f)(g)	$10.50	0.13	(0.27)	(0.14)	(0.14)	–	(0.14)	$10.22	(1.34%)	$79,649	1.01%	2.49%	1.06%	49.95%

Institutional Service Class Shares
Period Ended October 31, 2013 (f)(g)	$10.50	0.15	(0.28)	(0.13)	(0.15)	–	(0.15)	$10.22	(1.18%)	$62,188	0.70%	2.81%	0.72%	49.95%

Institutional Class Shares
Year Ended October 31, 2013 (f)	$10.66	0.27	(0.17)	0.10	(0.31)	(0.23)	(0.54)	$10.22	0.95%	$282,088,539	0.69%	2.67%	0.81%	49.95%
Year Ended October 31, 2012 (f)	$10.36	0.38	0.51	0.89	(0.41)	(0.18)	(0.59)	$10.66	8.88%	$68,903,978	0.75%	3.63%	1.04%	104.00%
Year Ended October 31, 2011 (f)	$10.61	0.44	(0.05)	0.39	(0.46)	(0.18)	(0.64)	$10.36	3.91%	$61,427,927	0.75%	4.27%	1.03%	93.00%
Year Ended October 31, 2010 (f)	$10.00	0.48	0.61	1.09	(0.48)	–	(0.48)	$10.61	11.16%	$60,786,149	0.75%	4.63%	1.00%	89.00%
Year Ended October 31, 2009 (f)	$8.60	0.47	1.40	1.87	(0.47)	–	(0.47)	$10.00	22.23%	$52,343,823	0.75%	5.01%	1.09%	147.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Enhanced Income Fund

For the annual period ended October 31, 2013, the Nationwide Enhanced Income Fund (Institutional Class) returned 0.25% versus 0.26% for its composite benchmark, 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Ultra-Short Obligation Funds (consisting of 99 funds as of October 31, 2013) was 0.40% for the same time period.

This fund experienced a management change on June 17, 2013. For the period from November 1, 2012 through June 16, 2013, the Nationwide Enhanced Income Fund returned 0.10%, compared with the benchmark return of 0.18%.

For the period from June 17, 2013, through October 31, 2013, the Fund returned 0.16%, compared with the benchmark return of 0.08%.

Market Environment

Interest rates increased modestly during the period of June 17, 2013*, to October 31, 2013, continuing a sharp rise that began six weeks earlier. Short-term interest rates rose less than 10 basis points, while rates beyond five years increased between 25 and 35 basis points. Ten-year Treasury yields finished 37 basis points higher, while 30-year yields added 29 basis points. As a result, the five-year Treasury registered -0.7% for the period, while 10-year and 30-year returns were -2.4% and -4.1%, respectively. Investment-grade corporate bonds advanced 0.3% as spreads narrowed 12 basis points on average. High-yield securities performed even better, returning 3.1% for the period from June 17, 2013 through October 31, 2013, and significantly outperformed Treasurys as spreads continued to narrow.

Agency mortgage-backed securities gained 0.7% for the period from June 17, 2013 through October 31, 2013, outperforming equivalent duration Treasuries by 98 basis points as option-adjusted spreads narrowed by 12 basis points. At 41 basis points, agency mortgage spreads are below long-term averages, supported for the time being by the Federal Reserve’s low interest rate policy and continued purchases of $40 billion of agency mortgage-backed securities each month. The Federal Reserve’s decision not to begin reducing U.S. Treasury and agency mortgage bond purchases in September surprised the market, resulting in strong gains for mortgages. The Fed also continues to reinvest principal payments and maturities into agency mortgage-backed securities, which approximates an additional $25 billion to $30 billion per month.

Portfolio Performance and Return Drivers

Performance was negatively impacted by the Fund’s exposure to securities with durations slightly longer than the benchmark as interest rates rose over the period. In addition, the exposure to the asset-backed securities sector detracted from performance as this sector lagged. Performance was enhanced by the Fund’s overweight to both corporate bonds and mortgage-backed securities.

Outlook and Positioning

Going forward, the investment team’s near-term outlook is for a continuation of the present environment of very low interest rates and, consequently, the continued search for yield by investors. Although the Fed is having an intense debate internally about its bond purchase program, it’s unlikely that purchases will be reduced at either of the next two Fed meetings in the remainder of this year. The Fed is concerned over the negative effects of continued quantitative easing, such as the misallocation of capital and speculation in the credit markets, but the Fed’s initial attempts at winding down the program caused so much panic that it was forced to delay any action. At the same time, the Fed is also trying to convince investors that a reduction in bond purchases is not the same thing as a tightening of policy, and that any need to raise short-term interest rates is still far in the future.

Against this backdrop, the team will remain short duration versus their benchmark to protect against a spike in rates, while maintaining an overweight to corporate bonds, mortgage-backed and asset-backed securities. These sectors of the fixed-income market currently offer better relative value than extraordinarily

Fund Commentary (con’t.)	Nationwide Enhanced Income Fund

low-yielding Treasurys. Additions to the portfolio included Bank of America, Georgia Power and Citigroup corporate bonds, along with a Ford asset-backed security. Sales included AutoZone, Express Scripts and Goldman Sachs.

The portfolio does not hold any derivatives.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

E. Jack Montgomery, Jeffrey Klein, Gregory Lugosi and David Wines

*HighMark Capital Management, Inc. became subadviser for the Fund on June 17, 2013.

The Fund is subject to the risks of investing in fixed-income securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Enhanced Income Fund

Objective

The Fund seeks a high level of current income while preserving capital and minimizing fluctuations in share value.

Highlights

•

The Nationwide Enhanced Income Fund Institutional Class returned 0.25% for the annual period, underperforming its composite benchmark, 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index, by 0.01% and the Lipper peer category median by 0.15%.

•	Performance was enhanced by the Fund’s overweight to both corporate bonds and mortgage-backed securities.

•

Performance was negatively impacted by the Fund’s exposure to securities with durations slightly longer than the benchmark as interest rates rose over the period. In addition, the exposure to the asset-backed securities sector detracted from performance as this sector lagged.

Asset Allocation†

Corporate Bonds	46.7%
Asset-Backed Securities	29.0%
Collateralized Mortgage Obligations	13.7%
Commercial Mortgage Backed Securities	6.6%
Mutual Fund	1.3%
Municipal Bond	0.8%
Yankee Dollar	0.8%
U.S. Government Sponsored & Agency Obligation	0.6%
U.S. Government Mortgage Backed Agencies	0.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries††

Automobiles	19.5%
Commercial Banks	8.9%
Diversified Financial Services	6.6%
Oil, Gas & Consumable Fuels	3.3%
Credit Card	3.2%
Gas Utilities	3.1%
Pharmaceuticals	3.0%
Diversified Telecommunication Services	2.9%
Beverages	2.8%
Electric Utilities	2.5%
Other Industries	44.2%
100.0%

Top Holdings††

Oracle Corp., 0.82%, 01/15/19	1.9%
Bank of America Corp., 1.28%, 01/15/19	1.7%
Verizon Communications, Inc., 2.00%, 09/14/18	1.6%
BB&T Corp., 1.11%, 06/15/18	1.5%
Wells Fargo & Co., 1.17%, 06/26/15	1.5%
Citigroup, Inc., 5.00%, 09/15/14	1.5%
Ford Credit Auto Owner Trust, 0.72%, 12/15/16	1.5%
Georgia Power Co., 0.66%, 08/15/16	1.5%
American International Group, Inc., 4.25%, 09/15/14	1.4%
Merck & Co., Inc., 0.62%, 05/18/18	1.4%
Other Holdings	84.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.03)%	0.93%	1.83%
	w/ SC2	(2.33)%	0.47%	1.60%
Class R2[3,4]		(0.25)%	0.68%	1.62%
Institutional Service Class[3]		0.14%	1.10%	1.98%
Institutional Class[3]		0.25%	1.25%	2.15%

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.76%	0.73%
Class R2	1.01%	0.98%
Institutional Service Class	0.73%	0.70%
Institutional Class	0.48%	0.45%

*Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Fund Performance (con’t.)	Nationwide Enhanced Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Enhanced Income Fund versus the Composite Index*, the BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index, the BofAML 1-Year T-Bill Index, and the Consumer Price Index (CPI) for the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite index comprises 50% BofAML 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index.

Shareholder Expense Example	Nationwide Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Enhanced Income Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	998.90	3.68	0.73
	Hypothetical	[a,b]	1,000.00	1,021.53	3.72	0.73
Class R2 Shares	Actual	[a]	1,000.00	997.80	4.83	0.96
	Hypothetical	[a,b]	1,000.00	1,020.37	4.89	0.96
Institutional Service Class Shares	Actual	[a]	1,000.00	1,001.40	2.27	0.45
	Hypothetical	[a,b]	1,000.00	1,022.94	2.29	0.45
Institutional Class Shares	Actual	[a]	1,000.00	1,001.40	2.27	0.45
	Hypothetical	[a,b]	1,000.00	1,022.94	2.29	0.45

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Enhanced Income Fund

Asset-Backed Securities 29.0%

	Principal Amount	Market Value

Automobiles 18.9%
Ally Auto Receivables Trust Series 2010-2, Class A4, 2.09%, 05/15/15	$292,341	$293,182
Series 2012-4, Class A3, 0.59%, 01/17/17	1,245,000	1,245,429
Series 2012-SN1, Class A3, 0.57%, 08/20/15	600,000	600,075
AmeriCredit Automobile Receivables Trust Series 2012-4, Class A3, 0.67%, 06/08/17	735,000	733,857
Series 2012-5, Class A2, 0.51%, 01/08/16	254,533	254,447
Series 2013-2, Class A2, 0.53%, 11/08/16	900,000	900,037
BMW Vehicle Lease Trust, Series 2013-1, Class A2, 0.40%, 01/20/15	2,311,382	2,310,128
BMW Vehicle Owner Trust, Series 2011-A, Class A3, 0.76%, 08/25/15	904,078	905,175
Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.62%, 07/20/16	1,000,000	999,121
CarMax Auto Owner Trust Series 2010-2, Class A4, 2.04%, 10/15/15	272,642	274,180
Series 2013-1, Class A2, 0.42%, 03/15/16	1,441,500	1,441,470
Series 2013-2, Class A2, 0.42%, 06/15/16	1,850,000	1,849,800
Ford Credit Auto Owner Trust Series 2009-E, Class A4, 2.42%, 11/15/14	223,332	223,457
Series 2012-B, Class A3, 0.72%, 12/15/16	3,506,020	3,510,067
Series 2013-B, Class A2, 0.38%, 02/15/16	1,367,290	1,366,810
Harley-Davidson Motorcycle Trust Series 2011-2, Class A3, 1.11%, 09/15/16	1,484,103	1,487,334
Series 2012-1, Class A3, 0.68%, 04/15/17	295,000	295,339
Series 2013-1, Class A2, 0.45%, 08/15/16	1,572,725	1,572,265
Honda Auto Receivables Owner Trust Series 2012-1, Class A3, 0.77%, 01/15/16	977,918	979,802
Series 2012-2, Class A2, 0.56%, 11/17/14	193,894	193,922
Series 2012-3, Class A3, 0.56%, 05/15/16	1,000,000	1,000,915
Series 2013-2, Class A2, 0.37%, 10/16/15	1,400,000	1,399,515

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobiles (continued)
Hyundai Auto Lease Securitization Trust, Series 2013-A, Class A2, 0.51%, 09/15/15 (a)	$1,374,734	$1,374,454
Hyundai Auto Receivables Trust Series 2011-B, Class A4, 1.65%, 02/15/17	1,250,000	1,261,202
Series 2012-A, Class A3, 0.72%, 03/15/16	143,305	143,484
Series 2012-B, Class A3, 0.62%, 09/15/16	1,000,000	1,001,309
Mercedes-Benz Auto Receivables Trust Series 2011-1, Class A4, 1.22%, 12/15/17	2,680,000	2,692,027
Series 2012-1, Class A3, 0.47%, 10/17/16	1,025,000	1,025,043
Nissan Auto Lease Trust, Series 2012-B, Class A3, 0.58%, 11/16/15	1,400,000	1,400,173
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3, 0.73%, 05/16/16	275,000	275,553
Porsche Financial Auto Securitization Trust, Series 2011-1, Class A4, 1.19%, 12/17/18 (a)	3,190,000	3,195,406
Porsche Innovative Lease Owner Trust, Series 2012-1, Class A3, 0.54%, 12/21/15 (a)	940,000	939,806
Santander Drive Auto Receivables Trust, Series 2013-2, Class A2, 0.47%, 03/15/16	809,049	808,770
Toyota Auto Receivables Owner Trust Series 2011-A, Class A3, 0.98%, 10/15/14	34,325	34,339
Series 2012-A, Class A3, 0.75%, 02/16/16	675,000	676,351
Series 2012-B, Class A3, 0.46%, 07/15/16	1,435,000	1,434,864
Series 2013-B, Class A2, 0.48%, 02/15/16	2,500,000	2,500,813
USAA Auto Owner Trust, Series 2012-1, Class A3, 0.43%, 08/15/16	575,000	574,906
Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Class A4, 1.98%, 09/20/17	1,000,000	1,011,716
World Omni Auto Receivables Trust Series 2010-A, Class A4, 2.21%, 05/15/15	512,889	513,152
Series 2011-A, Class A4, 1.91%, 04/15/16	1,100,000	1,109,143

		45,808,838

Statement of Investments (Continued)

October 31, 2013

Nationwide Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Credit Card 3.2%
American Express Credit Account Master Trust, Series 2011-1, Class A, 0.34%, 04/17/17 (b)	$2,300,000	$2,300,280
BA Credit Card Trust, Series 2006-A7, Class A7, 0.21%, 12/15/16 (b)	2,000,000	1,998,350
Capital One Multi-Asset Execution Trust, Series 2013-A2, Class A2, 0.35%, 02/15/19 (b)	2,000,000	1,994,286
Chase Issuance Trust, Series 2013-A5, Class A, 0.47%, 05/15/17	1,500,000	1,498,879

		7,791,795

Electric Utilities 1.1%
AEP Texas Central Transition Funding LLC, Series A-3, Class A3, 5.09%, 07/01/15	2,497,157	2,574,035

Other 5.5%
CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 02/15/16	1,092,365	1,102,646
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A3, 5.09%, 08/01/15	672,894	680,263
CNH Equipment Trust Series 2012-C, Class A2, 0.44%, 02/16/16	149,530	149,499
Series 2012-C, Class A3, 0.57%, 12/15/17	780,000	779,410
Series 2013-A, Class A2, 0.44%, 07/15/16	2,000,000	1,998,800
Entergy Gulf States Reconstruction Funding LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	1,201,652	1,328,347
GE Equipment Midticket LLC, Series 2012-1, Class A3, 0.60%, 05/23/16	605,000	604,383
GE Equipment Transportation LLC, Series 2013-1, Class A2, 0.50%, 11/24/15	735,000	734,207
John Deere Owner Trust Series 2011-A, Class A3, 1.29%, 01/15/16	354,216	354,722
Series 2012-B, Class A3, 0.53%, 07/15/16	2,000,000	2,000,262

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Oncor Electric Delivery Transition Bond Co. LLC Series 2003-1, Class A4, 5.42%, 08/15/17	$354,499	$371,771
Series 2004-1, Class A3, 5.29%, 05/15/18	678,594	718,360
PSE&G Transition Funding LLC, Series 2001-1, Class A7, 6.75%, 06/15/16	872,410	891,510
Volvo Financial Equipment LLC, Series 2012-1A, Class A3, 0.91%, 08/17/15 (a)	1,608,865	1,610,409

		13,324,589

Student Loan 0.3%
SLM Student Loan Trust, Series 2013-1, Class A1, 0.32%, 02/27/17 (b)	696,661	695,962

Total Asset-Backed Securities (cost $70,425,557)		70,195,219

Collateralized Mortgage Obligations 13.7%
Federal Home Loan Mortgage Corp. REMICS Series 3573, Class LC, 1.85%, 08/15/14	35,709	35,715
Series 3610, Class AB, 1.40%, 12/15/14	74,289	74,363
Series 3612, Class AE, 1.40%, 12/15/14	193,944	194,197
Series 3865, Class DA, 1.25%, 12/15/16	170,947	171,515
Series 3818, Class UA, 1.35%, 02/15/17	523,371	525,478
Series 3827, Class CA, 1.50%, 04/15/17	541,134	544,372
Series 3758, Class CD, 1.50%, 08/15/17	599,222	603,594
Series 2628, Class DQ, 3.00%, 11/15/17	109,986	110,352
Series 2628, Class GQ, 3.14%, 11/15/17	137,483	137,970
Series 2629, Class AN, 3.50%, 01/15/18	262,596	266,290
Series 2629, Class AM, 4.00%, 01/15/18	135,049	137,292
Series 2555, Class B, 4.25%, 01/15/18	253,447	262,962
Series 3840, Class BA, 2.00%, 02/15/18	846,492	855,648
Series 2643, Class NT, 4.50%, 03/15/18	187,540	190,293

Statement of Investments (Continued)

October 31, 2013

Nationwide Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 2836, Class PX, 4.00%, 05/15/18	$133,105	$133,797
Series 3728, Class CA, 1.50%, 10/15/18	716,616	719,613
Series 3916, Class CD, 2.00%, 10/15/18	377,540	381,581
Series 3831, Class CG, 3.00%, 10/15/18	240,428	247,155
Series 3772, Class HC, 3.00%, 10/15/18	1,167,864	1,199,777
Series 3756, Class DA, 1.20%, 11/15/18	1,656,128	1,649,759
Series 3636, Class EB, 2.00%, 11/15/18	250,014	253,777
Series 2877, Class GP, 4.00%, 11/15/18	73,301	73,671
Series 3649, Class EA, 2.25%, 12/15/18	501,611	510,975
Series 3659, Class DE, 2.00%, 03/15/19	449,206	456,354
Series 2838, Class FB, 0.47%, 08/15/19 (b)	182,301	182,244
Series 3683, Class AD, 2.25%, 06/15/20	243,313	245,262
Series 3846, Class CK, 1.50%, 09/15/20	1,152,906	1,158,029
Series 3815, Class BD, 3.00%, 10/15/20	1,313,069	1,353,635
Series 3799, Class GK, 2.75%, 01/15/21	320,268	328,503
Series 3815, Class DE, 3.00%, 10/15/21	690,407	709,472
Series 3609, Class LC, 3.50%, 12/15/24	770,329	799,122
Series 3845, Class ME, 3.00%, 09/15/25	527,404	543,754
Series 2071, Class F, 0.67%, 07/15/28 (b)	764,179	767,635
Series 3919, Class AF, 0.52%, 03/15/30 (b)	336,558	337,807
Series 2763, Class FA, 0.52%, 04/15/32 (b)	853,977	858,758
Series 2763, Class FC, 0.52%, 04/15/32 (b)	1,285,556	1,292,754
Series 3267, Class FB, 0.42%, 11/15/36 (b)	1,460,591	1,463,583
Series 3260, Class PF, 0.47%, 01/15/37 (b)	695,602	696,338
Federal National Mortgage Association REMICS Series 2002-7, Class QG, 5.50%, 03/25/17	171,284	179,099

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association REMICS (continued)
Series 2002-16, Class XU, 5.50%, 04/25/17	$638,740	$664,135
Series 2002-55, Class QE, 5.50%, 09/25/17	1,040,176	1,090,205
Series 2003-49, Class TK, 3.50%, 03/25/18	339,217	346,104
Series 2003-59, Class GC, 4.50%, 03/25/18	151,979	154,147
Series 2003-35, Class FY, 0.57%, 05/25/18 (b)	343,814	345,671
Series 2011-69, Class AB, 1.50%, 05/25/18	868,743	871,981
Series 2003-57, Class NB, 3.00%, 06/25/18	42,949	44,384
Series 2010-30, Class DB, 2.00%, 08/25/18	472,573	479,730
Series 2003-120, Class BL, 3.50%, 12/25/18	599,538	620,914
Series 2008-15, Class JM, 4.00%, 02/25/19	120,721	123,125
Series 2008-18, Class MD, 4.00%, 03/25/19	458,891	480,095
Series 2004-101, Class BG, 5.00%, 01/25/20	705,840	736,420
Series 2007-36, Class AB, 5.00%, 11/25/21	453,484	471,154
Series 2008-15, Class EL, 4.25%, 06/25/22	449,735	460,866
Series 2009-88, Class EA, 4.50%, 05/25/23	99,524	100,208
Series 2009-44, Class A, 4.50%, 12/25/23	182,397	189,210
Series 2009-76, Class MA, 4.00%, 09/25/24	452,736	467,719
Series 2010-2, Class TF, 0.67%, 06/25/27 (b)	312,010	313,002
Series 2003-86, Class OE, 5.00%, 03/25/32	127,941	129,671
Series 2004-60, Class FW, 0.62%, 04/25/34 (b)	1,638,889	1,651,309
Series 2006-27, Class BF, 0.47%, 04/25/36 (b)	1,545,583	1,551,967
Series 2010-41, Class AP, 4.50%, 09/25/38	88,810	90,132
Government National Mortgage Association Series 2009-25, Class BH, 4.25%, 01/20/35	595,379	618,344
Series 2010-67, Class DA, 2.50%, 04/20/36	391,959	397,065
Series 2009-57, Class BA, 2.25%, 06/16/39	117,858	118,910

Total Collateralized Mortgage Obligations (cost $33,233,696)		33,168,963

Statement of Investments (Continued)

October 31, 2013

Nationwide Enhanced Income Fund (Continued)

Commercial Mortgage Backed Securities 6.6%

	Principal Amount	Market Value

Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-3, Class A2, 4.50%, 07/10/43	$231,030	$235,569
Series 2005-5, Class ASB, 5.05%, 10/10/45 (b)	259,318	262,270
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1, 0.69%, 09/10/45	890,623	884,959
Commercial Mortgage Pass Through Certificates Series 2012-CR1, Class A1, 1.12%, 05/15/45	736,756	737,270
Series 2012-CR2, Class A1, 0.82%, 08/15/45	627,839	625,483
Series 2012-CR3, Class A1, 0.67%, 10/15/45	582,403	578,550
Series 2012-LC4, Class A1, 1.16%, 12/10/44	201,546	201,899
FDIC Commercial Mortgage Trust, Series 2012-C1, Class A, 0.84%, 05/25/35 (a)(b)	941,245	947,863
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A1, 1.14%, 05/10/45	1,489,338	1,489,196
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A3, 4.70%, 07/15/42	364,432	363,965
Series 2012-C8, Class A1, 0.71%, 10/15/45	668,578	664,750
Series 2012-CBX, Class A1, 0.96%, 06/15/45	624,915	624,945
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5, Class A1, 0.92%, 08/15/45	542,282	541,191
Series 2012-C6, Class A1, 0.66%, 11/15/45	581,330	577,458
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A1, 0.73%, 08/10/49	1,615,357	1,606,694
Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class APB, 5.04%, 03/15/42	107,591	107,544
Series 2005-C20, Class APB, 5.09%, 07/15/42 (b)	81,400	81,569
Series 2006-C23, Class A4, 5.42%, 01/15/45 (b)	2,471,827	2,640,984
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1, 0.69%, 10/15/45	1,662,264	1,651,896

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

WF-RBS Commercial Mortgage Trust Series 2012-C8, Class A1, 0.86%, 08/15/45	$200,398	$199,696
Series 2012-C9, Class A1, 0.67%, 11/15/45	835,417	829,784

Total Commercial Mortgage Backed Securities (cost $16,031,631)		15,853,535

Corporate Bonds 46.7%
Aerospace & Defense 0.2%
United Technologies Corp., 0.76%, 06/01/15 (b)	620,000	624,338

Automobiles 0.5%
PACCAR, Inc., 6.88%, 02/15/14	1,200,000	1,222,199

Beverages 2.8%
Anheuser-Busch InBev Worldwide, Inc., 0.80%, 07/15/15	2,750,000	2,761,613
Coca-Cola Co. (The), 3.63%, 03/15/14	1,150,000	1,164,231
Heineken NV, 0.80%, 10/01/15 (a)	580,000	578,915
SABMiller Holdings, Inc., 1.85%, 01/15/15 (a)	2,200,000	2,236,135

		6,740,894

Capital Markets 1.2%
Morgan Stanley 0.54%, 01/09/14 (b)	1,100,000	1,099,903
2.88%, 01/24/14	1,625,000	1,633,594
6.00%, 05/13/14	100,000	102,705

		2,836,202

Chemicals 0.5%
Ecolab, Inc. 2.38%, 12/08/14	629,000	640,510
1.00%, 08/09/15	560,000	561,472

		1,201,982

Commercial Banks 8.9%
Bank of New York Mellon Corp. (The), 0.70%, 10/23/15	1,080,000	1,079,806
Bank of Nova Scotia 2.38%, 12/17/13	265,000	265,692
0.75%, 10/09/15	310,000	310,182
0.76%, 07/15/16 (b)	1,950,000	1,957,391
BB&T Corp., 1.11%, 06/15/18 (b)	3,600,000	3,642,909
Canadian Imperial Bank of Commerce 0.90%, 10/01/15	105,000	105,538
0.77%, 07/18/16 (b)	2,750,000	2,758,227

Statement of Investments (Continued)

October 31, 2013

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Capital One Financial Corp., 0.91%, 11/06/15 (b)	$525,000	$525,528
Commonwealth Bank of Australia, 0.75%, 09/20/16 (a)(b)	2,000,000	2,000,025
JPMorgan Chase Bank NA, 0.49%, 07/30/15 (b)	2,500,000	2,503,022
PNC Funding Corp., 5.40%, 06/10/14	600,000	617,731
Wells Fargo & Co., 1.17%, 06/26/15 (b)	3,505,000	3,544,448
Westpac Banking Corp. 4.20%, 02/27/15	750,000	786,729
1.13%, 09/25/15	1,460,000	1,477,154

		21,574,382

Communications Equipment 0.6%
Cisco Systems, Inc., 1.63%, 03/14/14	1,375,000	1,382,307

Computers & Peripherals 0.9%
Hewlett-Packard Co., 2.35%, 03/15/15	2,200,000	2,237,960

Consumer Finance 1.6%
American Express Credit Corp., 5.13%, 08/25/14	1,500,000	1,555,614
American Honda Finance Corp. 0.72%, 05/08/14 (a)(b)	360,000	360,350
0.65%, 06/18/14 (a)(b)	345,000	345,549
1.00%, 08/11/15 (a)	515,000	517,805
John Deere Capital Corp., 0.39%, 04/25/14 (b)	350,000	350,246
PACCAR Financial Corp., 0.51%, 06/05/14 (b)	700,000	700,834

		3,830,398

Diversified Financial Services 6.6%
Bank of America Corp. 7.38%, 05/15/14	2,010,000	2,080,887
1.28%, 01/15/19 (b)	4,200,000	4,210,679
Citigroup, Inc. 6.00%, 12/13/13	599,000	602,320
5.00%, 09/15/14	3,400,000	3,518,395
General Electric Capital Corp. 1.28%, 07/02/15 (b)	1,335,000	1,352,402
1.63%, 07/02/15	800,000	812,720
2.25%, 11/09/15	335,000	344,881
0.86%, 12/11/15 (b)	480,000	483,560
JPMorgan Chase & Co., 3.70%, 01/20/15	2,500,000	2,593,176

		15,999,020

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services 2.9%
AT&T, Inc., 5.10%, 09/15/14	$2,380,000	$2,475,337
Telefonica Emisiones SAU, 4.95%, 01/15/15	550,000	573,370
Verizon Communications, Inc., 2.00%, 09/14/18 (b)	3,700,000	3,903,370

		6,952,077

Electric Utilities 1.4%
Georgia Power Co., 0.66%, 08/15/16 (b)	3,500,000	3,495,142

Food & Staples Retailing 0.6%
CVS Caremark Corp., 4.88%, 09/15/14	500,000	518,886
Walgreen Co., 1.00%, 03/13/15	845,000	848,650

		1,367,536

Food Products 0.2%
Campbell Soup Co., 0.56%, 08/01/14 (b)	590,000	590,870

Gas Utilities 2.3%
Enterprise Products Operating LLC Series G, 5.60%, 10/15/14	420,000	439,725
3.70%, 06/01/15	1,500,000	1,565,434
1.25%, 08/13/15	940,000	946,610
Kinder Morgan Energy Partners LP, 5.13%, 11/15/14	2,565,000	2,681,591

		5,633,360

Health Care Providers & Services 1.2%
Medtronic, Inc., 4.50%, 03/15/14	1,200,000	1,217,754
UnitedHealth Group, Inc., 0.85%, 10/15/15	1,080,000	1,084,810
WellPoint, Inc., 1.25%, 09/10/15	530,000	534,371

		2,836,935

Industrial Conglomerates 0.2%
General Electric Co., 0.85%, 10/09/15	390,000	391,722

Insurance 1.6%
American International Group, Inc., 4.25%, 09/15/14	3,250,000	3,348,461
Prudential Financial, Inc., Series B, 4.75%, 04/01/14	635,000	645,885

		3,994,346

Statement of Investments (Continued)

October 31, 2013

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media 2.3%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.75%, 10/01/14	$2,625,000	$2,721,129
NBCUniversal Media LLC, 2.10%, 04/01/14	1,660,000	1,672,118
Time Warner Cable, Inc., 8.25%, 02/14/14	1,190,000	1,214,405

		5,607,652

Metals & Mining 0.4%
BHP Billiton Finance USA Ltd., 5.50%, 04/01/14	510,000	520,889
Rio Tinto Finance USA Ltd., 8.95%, 05/01/14	430,000	447,394

		968,283

Office Electronics 1.1%
Xerox Corp., 8.25%, 05/15/14	2,487,000	2,585,618

Oil, Gas & Consumable Fuels 3.3%
Occidental Petroleum Corp., 1.45%, 12/13/13	1,175,000	1,176,574
Petrohawk Energy Corp., 7.25%, 08/15/18	2,000,000	2,162,500
Total Capital International SA, 0.83%, 08/10/18 (b)	1,950,000	1,961,173
Valero Energy Corp., 4.50%, 02/01/15	2,520,000	2,633,112

		7,933,359

Pharmaceuticals 3.0%
AbbVie, Inc., 1.03%, 11/06/15 (b)	1,475,000	1,489,891
Actavis, Inc., 5.00%, 08/15/14	600,000	618,744
Merck & Co., Inc., 0.62%, 05/18/18 (b)	3,325,000	3,338,612
Mylan, Inc., 7.88%, 07/15/20 (a)	1,500,000	1,721,250

		7,168,497

Software 1.9%
Oracle Corp., 0.82%, 01/15/19 (b)	4,500,000	4,530,256

Wireless Telecommunication Services 0.5%
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 02/01/14	1,225,000	1,237,250

Total Corporate Bonds (cost $112,525,727)		112,942,585

Municipal Bond 0.8%

	Principal Amount	Market Value

Louisiana 0.8%
Louisiana Public Facilities Authority, Series 2008-ELL, RB, 5.75%, 02/01/19	$1,833,352	$1,971,733

Total Municipal Bond (cost $1,999,414)		1,971,733

U.S. Government Mortgage Backed Agencies 0.1%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E00678 6.50%, 06/01/14	1,903	1,927
Pool# B17493 4.00%, 12/01/14	160,328	169,409
Pool# E00991 6.00%, 07/01/16	8,111	8,510
Federal National Mortgage Association Pool
Pool# 253845 6.00%, 06/01/16	11,333	11,867
Pool# 254089 6.00%, 12/01/16	21,188	22,330
Pool# 545415 6.00%, 01/01/17	17,717	18,648
Pool# 254195 5.50%, 02/01/17	39,216	41,071
Pool# 625178 5.50%, 02/01/17	33,655	35,248

Total U.S. Government Mortgage Backed Agencies (cost $294,788)		309,010

U.S. Government Sponsored & Agency Obligation 0.6%
Federal Home Loan Banks 0.50%, 12/13/13	1,500,000	1,500,529

Total U.S. Government Sponsored & Agency Obligation (cost $1,500,210)		1,500,529

Yankee Dollar 0.8%
Gas Utilities 0.8%
TransCanada PipeLines Ltd., 0.93%, 06/30/16 (b)	2,000,000	2,009,592

Total Yankee Dollar (cost $2,000,000)		2,009,592

Statement of Investments (Continued)

October 31, 2013

Nationwide Enhanced Income Fund (Continued)

Mutual Fund 1.3%

	Shares	Market Value

Money Market Fund 1.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (c)	3,063,632	$3,063,632

Total Mutual Fund (cost $3,063,632)		3,063,632

Total Investments (cost $241,074,655) (d) — 99.6%		241,014,798

Other assets in excess of liabilities — 0.4%		851,759

NET ASSETS — 100.0%		$241,866,557

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2013 was $15,827,967 which represents 6.55% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of October 31, 2013.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

RB	Revenue Bond

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SAU	Single Shareholder Corporation

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Enhanced Income Fund
Assets:
Investments, at value (cost $241,074,655)	$241,014,798
Interest and dividends receivable	941,655
Receivable for capital shares issued	65,425
Prepaid expenses	25,054

Total Assets	242,046,932

Liabilities:
Distributions payable	1,220
Payable for capital shares redeemed	50,858
Accrued expenses and other payables:
Investment advisory fees	65,603
Fund administration fees	12,195
Distribution fees	3,486
Administrative servicing fees	2,820
Accounting and transfer agent fees	4,812
Trustee fees	23
Custodian fees	1,001
Compliance program costs (Note 3)	185
Professional fees	30,428
Printing fees	7,409
Other	335

Total Liabilities	180,375

Net Assets	$241,866,557

Represented by:
Capital	$250,276,730
Accumulated distributions in excess of net investment income	(149,247)
Accumulated net realized losses from investment transactions	(8,201,069)
Net unrealized appreciation/(depreciation) from investments	(59,857)

Net Assets	$241,866,557

Net Assets:
Class A Shares	$16,717,425
Class R2 Shares	7,340
Institutional Service Class Shares	10,024
Institutional Class Shares	225,131,768

Total	$241,866,557

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,879,732
Class R2 Shares	826
Institutional Service Class Shares	1,126
Institutional Class Shares	25,324,152

Total	27,205,836

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Enhanced Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares(a)	$8.89
Class R2 Shares	$8.89
Institutional Service Class Shares	$8.90
Institutional Class Shares	$8.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.09

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.50% on sales of shares of original purchases of $250,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Enhanced Income Fund
INVESTMENT INCOME:
Interest income	$2,294,614
Dividend income	17,823

Total Income	2,312,437

EXPENSES:
Investment advisory fees	981,814
Fund administration fees	148,026
Distribution fees Class A	48,330
Distribution fees Class R2	128
Administrative servicing fees Class A	6,693
Registration and filing fees	45,561
Professional fees	54,359
Printing fees	14,577
Trustee fees	9,606
Custodian fees	10,394
Accounting and transfer agent fees	31,763
Compliance program costs (Note 3)	1,078
Other	10,840

Total expenses before earnings credit and expenses reimbursed	1,363,169

Earnings credit (Note 5)	(175)
Expenses reimbursed by adviser (Note 3)	(46,083)

Net Expenses	1,316,911

NET INVESTMENT INCOME	995,526

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(146,164)
Net change in unrealized appreciation/(depreciation) from investments	(302,069)

Net realized/unrealized losses from investments	(448,233)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$547,293

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$995,526	$1,573,002
Net realized losses from investment transactions	(146,164)	(383,592)
Net change in unrealized appreciation/(depreciation) from investments	(302,069)	689,777

Change in net assets resulting from operations	547,293	1,879,187

Distributions to Shareholders From:
Net investment income:
Class A	(105,147)	(222,517)
Class R2	(89)	(232)
Institutional Service Class	(738)	(137)
Institutional Class	(2,122,022)	(2,747,009)

Change in net assets from shareholder distributions	(2,227,996)	(2,969,895)

Change in net assets from capital transactions	(44,583,668)	32,705,060

Change in net assets	(46,264,371)	31,614,352

Net Assets:
Beginning of year	288,130,928	256,516,576

End of year	$241,866,557	$288,130,928

Accumulated distributions in excess of net investment income at end of year	$(149,247)	$(233,107)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,768,561	$25,774,517
Dividends reinvested	58,595	113,713
Cost of shares redeemed	(18,624,083)	(35,636,497)

Total Class A Shares	(6,796,927)	(9,748,267)

Class R2 Shares
Proceeds from shares issued	9,712	22,086
Dividends reinvested	8	13
Cost of shares redeemed	(35,180)	(33,066)

Total Class R2 Shares	(25,460)	(10,967)

Institutional Service Class Shares
Proceeds from shares issued	448,031	10,000
Dividends reinvested	442	132
Cost of shares redeemed	(448,148)	(13,462)

Total Institutional Service Class Shares	325	(3,330)

Institutional Class Shares
Proceeds from shares issued	32,485,144	67,085,340
Dividends reinvested	2,092,938	2,739,403
Cost of shares redeemed	(72,339,688)	(27,357,119)

Total Institutional Class Shares	(37,761,606)	42,467,624

Change in net assets from capital transactions	$(44,583,668)	$32,705,060

Statements of Changes in Net Assets (Continued)

	Nationwide Enhanced Income Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	1,320,113	2,875,552
Reinvested	6,576	12,689
Redeemed	(2,088,885)	(3,974,748)

Total Class A Shares	(762,196)	(1,086,507)

Class R2 Shares
Issued	1,089	2,465
Reinvested	1	1
Redeemed	(3,953)	(3,690)

Total Class R2 Shares	(2,863)	(1,224)

Institutional Service Class Shares
Issued	50,221	1,117
Reinvested	50	15
Redeemed	(50,262)	(1,503)

Total Institutional Service Class Shares	9	(371)

Institutional Class Shares
Issued	3,646,486	7,491,024
Reinvested	235,009	305,924
Redeemed	(8,134,756)	(3,055,371)

Total Institutional Class Shares	(4,253,261)	4,741,577

Total change in shares	(5,018,311)	3,653,475

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$8.94	0.01	(0.01)	–	(0.05)	(0.05)	$8.89	(0.03%)	$16,717,425	0.73%	0.10%	0.75%	55.71%
Year Ended October 31, 2012 (d)	$8.98	0.03	0.01	0.04	(0.08)	(0.08)	$8.94	0.41%	$23,631,574	0.73%	0.35%	0.75%	64.89%
Year Ended October 31, 2011 (d)	$9.07	0.05	(0.04)	0.01	(0.10)	(0.10)	$8.98	0.15%	$33,488,311	0.71%	0.58%	0.72%	69.89%
Year Ended October 31, 2010 (d)	$9.17	0.09	(0.03)	0.06	(0.16)	(0.16)	$9.07	0.65%	$8,219,186	0.76%	1.03%	0.81%	63.29%
Year Ended October 31, 2009 (d)	$9.06	0.23	0.09	0.32	(0.21)	(0.21)	$9.17	3.53%	$3,595,763	0.87%	2.46%	0.96%	64.69%

Class R2 Shares (e)
Year Ended October 31, 2013 (d)	$8.94	(0.01)	(0.01)	(0.02)	(0.03)	(0.03)	$8.89	(0.25%)	$7,340	0.95%	(0.09%)	0.96%	55.71%
Year Ended October 31, 2012 (d)	$8.98	0.01	–	0.01	(0.05)	(0.05)	$8.94	0.16%	$32,988	0.98%	0.09%	1.01%	64.89%
Year Ended October 31, 2011 (d)	$9.07	0.02	(0.04)	(0.02)	(0.07)	(0.07)	$8.98	(0.33%)	$44,119	1.06%	0.27%	1.08%	69.89%
Year Ended October 31, 2010 (d)	$9.17	0.07	(0.03)	0.04	(0.14)	(0.14)	$9.07	0.58%	$54,768	1.01%	0.82%	1.06%	63.29%
Year Ended October 31, 2009 (d)	$9.07	0.14	0.15	0.29	(0.19)	(0.19)	$9.17	3.28%	$57,411	0.96%	1.51%	1.06%	64.69%

Institutional Service Class Shares
Year Ended October 31, 2013 (d)	$8.95	0.03	(0.01)	0.02	(0.07)	(0.07)	$8.90	0.14%	$10,024	0.45%	0.34%	0.46%	55.71%
Year Ended October 31, 2012 (d)	$8.99	0.05	0.01	0.06	(0.10)	(0.10)	$8.95	0.79%	$10,000	0.47%	0.60%	0.51%	64.89%
Year Ended October 31, 2011 (d)	$9.08	0.06	(0.05)	0.01	(0.10)	(0.10)	$8.99	0.17%	$13,384	0.70%	0.62%	0.71%	69.89%
Year Ended October 31, 2010 (d)	$9.17	0.11	(0.03)	0.08	(0.17)	(0.17)	$9.08	0.86%	$13,363	0.70%	1.15%	0.75%	63.29%
Year Ended October 31, 2009 (d)	$9.07	0.24	0.08	0.32	(0.22)	(0.22)	$9.17	3.60%	$13,257	0.66%	2.59%	0.76%	64.69%

Institutional Class Shares
Year Ended October 31, 2013 (d)	$8.94	0.03	(0.01)	0.02	(0.07)	(0.07)	$8.89	0.25%	$225,131,768	0.45%	0.37%	0.47%	55.71%
Year Ended October 31, 2012 (d)	$8.98	0.05	0.01	0.06	(0.10)	(0.10)	$8.94	0.69%	$264,456,366	0.45%	0.61%	0.48%	64.89%
Year Ended October 31, 2011 (d)	$9.07	0.08	(0.04)	0.04	(0.13)	(0.13)	$8.98	0.41%	$222,970,762	0.45%	0.87%	0.46%	69.89%
Year Ended October 31, 2010 (d)	$9.16	0.13	(0.03)	0.10	(0.19)	(0.19)	$9.07	1.13%	$233,452,792	0.45%	1.39%	0.50%	63.29%
Year Ended October 31, 2009 (d)	$9.06	0.23	0.11	0.34	(0.24)	(0.24)	$9.16	3.80%	$207,636,356	0.47%	2.54%	0.56%	64.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Government Bond Fund

For the annual period ended October 31, 2013, the Nationwide Government Bond Fund (Institutional Service Class) registered -2.35% versus -1.75% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 57 funds as of October 31, 2013) was -1.87% for the same time period.

The past year has been volatile in the fixed-income markets. A centerpiece of the Federal Reserve (Fed) strategy has been monthly open-market purchases ($85 billion) of various types of government and federal agency securities, in an effort to hold interest rates low to stimulate the economy. Concern arose in the markets during the second quarter that the Fed may begin scaling back these purchases sooner than had been anticipated. This market perception had the effect of increasing interest rates, and hurting the relative performance of less-liquid securities. As the third quarter progressed, the Fed reiterated its intention to maintain an accommodative monetary policy (continued security purchases) until there are further signs of meaningful improvement in U.S. employment and economic growth, and/or signs that inflation is accelerating. This affirmation from the Fed provided renewed support for risk spread-based asset classes, including agency debt securities and mortgage-backed securities (MBS).

An out-of-benchmark position in Treasury Inflation-Protected Securities (TIPS) detracted from relative performance during the period, particularly in the second quarter. TIPS did not recover as fully as other asset classes, such as MBS, in the third quarter. Also, inflation did not accelerate materially during the period, which impacted TIPS returns.

The Fund maintained an overweight position in agency MBS throughout the period. With the exception of the second quarter, this position has provided positive relative performance, benefiting from continuing improvement in fundamentals and strong MBS demand from the Federal Reserve open-market securities purchase program. This program has continued to provide strong technical support for MBS. The Fund’s shorter duration during the period also benefited relative performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Government Bond Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights

•

The Nationwide Government Bond Fund Institutional Service Class registered -2.35% for the annual period, underperforming the Index by 0.60% and underperforming the Lipper peer category median by 0.48%.

•	The greatest contributors to performance included an overweight position in agency mortgage-backed securities (MBS) and a shorter duration than the benchmark.

•	The Fund held an out-of-benchmark position in Treasury Inflation-Protected Securities (TIPS), which detracted from performance.

Asset Allocation†

U.S. Government Sponsored & Agency Obligations	43.2%
U.S. Government Mortgage Backed Agencies	31.8%
U.S. Treasury Bonds	8.3%
Collateralized Mortgage Obligations	7.6%
Sovereign Bond	4.3%
Mutual Fund	3.3%
Commercial Mortgage Backed Security	1.3%
Other assets in excess of liabilities	0.2%
100.0%

Top Holdings††

Federal National Mortgage Association Pool, 2.50%, 03/01/27	8.5%
Federal National Mortgage Association, 2.25%, 03/15/16	7.5%
Federal National Mortgage Association, 1.25%, 01/30/17	7.3%
Federal Home Loan Mortgage Corp., 1.00%, 07/28/17	7.2%
Federal National Mortgage Association, 8.20%, 03/10/16	7.1%
Federal National Mortgage Association REMICS, 2.50%, 09/25/42	5.8%
Financing Corp. (FICO), 10/05/17	5.7%
Federal National Mortgage Association Pool, 3.50%, 12/01/25	5.7%
Federal National Mortgage Association Pool, 3.50%, 12/01/20	5.3%
Federal Home Loan Banks, 1.63%, 06/14/19	4.7%
Other Holdings	35.2%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC1	(2.54)%	4.38%		4.00%
	w/SC2	(6.71)%	3.48%		3.55%
Class B	w/o SC1	(3.13)%	3.77%		3.37%
	w/SC3	(7.83)%	3.42%		3.37%
Class C	w/o SC1	(3.13)%	3.75%		3.36%
	w/SC4	(4.07)%	3.75%		3.36%
Class R2[5,6]		(2.84)%	4.14%		3.80%
Institutional	w/o SC1	(2.35)%	4.67%		4.29%
Service Class[7]	w/SC	(2.35)%	3.72%	[8]	3.81%	[8]

Expense Ratios

Expense Ratio*
Class A	1.11%
Class B	1.74%
Class C	1.74%
Class R2	1.30%
Institutional Service Class	0.84%

*Current effective prospectus dated March 1, 2013. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D Shares.

Fund Performance (con’t.)	Nationwide Government Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Government Bond Fund versus the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Bond Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	970.00	5.86	1.18
	Hypothetical	[a,b]	1,000.00	1,019.26	6.01	1.18
Class B Shares	Actual	[a]	1,000.00	968.00	8.93	1.80
	Hypothetical	[a,b]	1,000.00	1,016.13	9.15	1.80
Class C Shares	Actual	[a]	1,000.00	967.00	8.92	1.80
	Hypothetical	[a,b]	1,000.00	1,016.13	9.15	1.80
Class R2 Shares	Actual	[a]	1,000.00	968.60	7.29	1.47
	Hypothetical	[a,b]	1,000.00	1,017.80	7.48	1.47
Institutional Service Class Shares	Actual	[a]	1,000.00	971.40	4.42	0.89
	Hypothetical	[a,b]	1,000.00	1,020.72	4.53	0.89

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 7.6%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS Series 1684, Class I, 6.50%, 03/15/24	$658,310	$728,832
Series 2296, Class H, 6.50%, 03/15/31	32,747	36,817
Federal National Mortgage Association REMICS Series 1988-25, Class B, 9.25%, 10/25/18	2,833	3,073
Series 1990-7, Class B, 8.50%, 01/25/20	8,977	10,157
Series 1993-16, Class Z, 7.50%, 02/25/23	44,248	50,340
Series 1993-226, Class PK, 6.00%, 12/25/23	315,864	347,664
Series 2003-66, Class AP, 3.50%, 11/25/32	355,041	361,206
Series 2013-59, Class MX, 2.50%, 09/25/42	4,826,528	4,803,588

Total Collateralized Mortgage Obligations (cost $6,335,152)		6,341,677

Commercial Mortgage Backed Security 1.3%
Federal National Mortgage Association REMICS, Series 1998-73, Class MZ, 6.30%, 10/17/38	1,073,005	1,093,430

Total Commercial Mortgage Backed Security (cost $1,077,972)		1,093,430

Sovereign Bond 4.3%
ISRAEL 4.3%
Israel Government AID Bond, 5.50%, 12/04/23	3,000,000	3,586,641

Total Sovereign Bond (cost $3,671,523)		3,586,641

U.S. Government Mortgage Backed Agencies 31.8%
Federal National Mortgage Association Pool Pool# 383142 7.11%, 10/01/15	706,301	704,612
Pool# MA0598 3.50%, 12/01/20	4,138,317	4,373,521
Pool# 874740 6.32%, 07/01/22	1,652,900	1,934,829
Pool# 874982 6.81%, 11/01/25	1,638,427	1,881,779

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 932840 3.50%, 12/01/25	$4,457,176	$4,707,718
Pool# AK7645 2.50%, 03/01/27	6,977,288	7,056,328
Pool# 387114 5.62%, 09/01/34	1,091,240	1,196,306
Pool# 773298 2.40%, 04/01/35 (a)	1,890,633	2,012,199
Pool# 813605 2.30%, 07/01/36 (a)	388,827	411,107
Pool# 745769 2.37%, 07/01/36 (a)	2,066,037	2,187,235

Total U.S. Government Mortgage Backed Agencies (cost $25,680,139)		26,465,634

U.S. Government Sponsored & Agency Obligations 43.2%
Federal Home Loan Banks 1.63%, 06/14/19	4,000,000	3,944,270
5.37%, 09/09/24	2,615,000	3,096,283
Federal Home Loan Mortgage Corp. 1.00%, 07/28/17	6,000,000	5,992,348
Federal National Mortgage Association 8.20%, 03/10/16	5,000,000	5,902,102
2.25%, 03/15/16	6,000,000	6,242,315
1.25%, 01/30/17	6,000,000	6,084,226
Financing Corp. (FICO) 0.00%, 10/05/17	4,966,000	4,730,036

Total U.S. Government Sponsored & Agency Obligations (cost $36,052,607)		35,991,580

U.S. Treasury Bonds 8.3%
U.S. Treasury Inflation Indexed Bonds 1.38%, 07/15/18	1,000,000	1,195,230
0.13%, 01/15/23	2,500,000	2,475,710
2.50%, 01/15/29	1,000,000	1,344,629
0.63%, 02/15/43	2,250,000	1,895,780

Total U.S. Treasury Bonds (cost $7,876,964)		6,911,349

Statement of Investments (Continued)

October 31, 2013

Nationwide Government Bond Fund (Continued)

Mutual Fund 3.3%

	Shares	Market Value

Money Market Fund 3.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (b)	2,753,345	$2,753,345

Total Mutual Fund (cost $2,753,345)		2,753,345

Total Investments (cost $83,447,702) (c) — 99.8%		83,143,656

Other assets in excess of liabilities — 0.2%		176,055

NET ASSETS — 100.0%		$83,319,711

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of October 31, 2013.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AID	Agency for International Development

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Government Bond Fund
Assets:
Investments, at value (cost $83,447,702)	$83,143,656
Interest and dividends receivable	338,771
Receivable for capital shares issued	8,299
Prepaid expenses	25,660

Total Assets	83,516,386

Liabilities:
Distributions payable	6,079
Payable for capital shares redeemed	76,132
Accrued expenses and other payables:
Investment advisory fees	34,040
Fund administration fees	12,630
Distribution fees	8,550
Administrative servicing fees	15,393
Accounting and transfer agent fees	9,422
Trustee fees	230
Custodian fees	362
Compliance program costs (Note 3)	9
Professional fees	21,241
Printing fees	12,139
Other	448

Total Liabilities	196,675

Net Assets	$83,319,711

Represented by:
Capital	$83,699,185
Accumulated distributions in excess of net investment income	(75,428)
Net unrealized appreciation/(depreciation) from investments	(304,046)

Net Assets	$83,319,711

Net Assets:
Class A Shares	$31,478,682
Class B Shares	179,517
Class C Shares	1,408,921
Class R2 Shares	802,424
Institutional Service Class Shares	49,450,167

Total	$83,319,711

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,116,037
Class B Shares	17,765
Class C Shares	139,512
Class R2 Shares	79,350
Institutional Service Class Shares	4,894,092

Total	8,246,756

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Government Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.10
Class B Shares (b)	$10.11
Class C Shares (c)	$10.10
Class R2 Shares	$10.11
Institutional Service Class Shares	$10.10
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.33

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$1,692,850
Dividend income	21,668

Total Income	1,714,518

EXPENSES:
Investment advisory fees	510,399
Fund administration fees	130,543
Distribution fees Class A	99,572
Distribution fees Class B	2,781
Distribution fees Class C	17,929
Distribution fees Class R2	6,256
Administrative servicing fees Class A	46,101
Administrative servicing fees Class R2	2,222
Administrative servicing fees Institutional Service Class	48,982
Registration and filing fees	55,294
Professional fees	30,829
Printing fees	18,454
Trustee fees	3,653
Custodian fees	4,092
Accounting and transfer agent fees	50,786
Compliance program costs (Note 3)	311
Other	8,195

Total expenses before earnings credit and fees waived	1,036,399

Earnings credit (Note 5)	(7)
Investment advisory fees waived (Note 3)	(13,729)

Net Expenses	1,022,663

NET INVESTMENT INCOME	691,855

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	376,612
Net change in unrealized appreciation/(depreciation) from investments	(3,656,464)

Net realized/unrealized losses from investments	(3,279,852)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,587,997)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$691,855	$2,171,250
Net realized gains from investment transactions	376,612	3,863,104
Net change in unrealized appreciation/(depreciation) from investments	(3,656,464)	(339,059)

Change in net assets resulting from operations	(2,587,997)	5,695,295

Distributions to Shareholders From:
Net investment income:
Class A	(339,951)	(1,005,629)
Class B	(660)	(8,772)
Class C	(4,270)	(28,204)
Class R2	(6,680)	(26,024)
Institutional Service Class (a)	(670,016)	(1,668,471)
Net realized gains:
Class A	(1,269,768)	(1,343,910)
Class B	(9,682)	(21,654)
Class C	(54,166)	(56,890)
Class R2	(39,500)	(40,077)
Institutional Service Class (a)	(1,781,941)	(2,016,525)

Change in net assets from shareholder distributions	(4,176,634)	(6,216,156)

Change in net assets from capital transactions	(31,042,155)	(12,968,427)

Change in net assets	(37,806,786)	(13,489,288)

Net Assets:
Beginning of year	121,126,497	134,615,785

End of year	$83,319,711	$121,126,497

Accumulated distributions in excess of net investment income at end of year	$(75,428)	$(126,074)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,613,319	$11,300,196
Dividends reinvested	1,523,071	2,214,697
Cost of shares redeemed	(24,512,043)	(16,585,737)

Total Class A Shares	(14,375,653)	(3,070,844)

Class B Shares
Proceeds from shares issued	45,109	31,951
Dividends reinvested	6,618	9,782
Cost of shares redeemed	(283,913)	(445,238)

Total Class B Shares	(232,186)	(403,505)

Class C Shares
Proceeds from shares issued	314,064	924,322
Dividends reinvested	41,872	49,506
Cost of shares redeemed	(857,742)	(819,905)

Total Class C Shares	(501,806)	153,923

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$537,267	$328,302
Dividends reinvested	18,809	25,194
Cost of shares redeemed	(1,131,145)	(315,673)

Total Class R2 Shares	(575,069)	37,823

Institutional Service Class Shares (a)
Proceeds from shares issued	5,578,517	10,556,392
Dividends reinvested	2,337,453	3,491,383
Cost of shares redeemed	(23,273,411)	(23,733,599)

Total Institutional Service Class Shares	(15,357,441)	(9,685,824)

Change in net assets from capital transactions	$(31,042,155)	$(12,968,427)

SHARE TRANSACTIONS:
Class A Shares
Issued	825,864	1,062,303
Reinvested	146,538	208,491
Redeemed	(2,371,157)	(1,556,911)

Total Class A Shares	(1,398,755)	(286,117)

Class B Shares
Issued	4,347	2,980
Reinvested	635	920
Redeemed	(27,191)	(41,926)

Total Class B Shares	(22,209)	(38,026)

Class C Shares
Issued	29,772	86,568
Reinvested	4,024	4,666
Redeemed	(83,419)	(77,303)

Total Class C Shares	(49,623)	13,931

Class R2 Shares
Issued	51,789	30,744
Reinvested	1,804	2,369
Redeemed	(110,177)	(29,733)

Total Class R2 Shares	(56,584)	3,380

Institutional Service Class Shares (a)
Issued	533,474	993,424
Reinvested	224,919	328,651
Redeemed	(2,257,547)	(2,229,225)

Total Institutional Service Class Shares	(1,499,154)	(907,150)

Total change in shares	(3,026,325)	(1,213,982)

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$10.74	0.05	(0.31)	(0.26)	(0.09)	(0.29)	(0.38)	–	$10.10	(2.54%	)	$31,478,682	1.15%	0.53%	1.16%	156.00%
Year Ended October 31, 2012 (d)	$10.78	0.16	0.29	0.45	(0.21)	(0.28)	(0.49)	–	$10.74	4.32%		$48,503,301	1.11%	1.53%	1.11%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.25	0.10	0.35	(0.27)	(0.41)	(0.68)	–	$10.78	3.49%		$51,748,983	1.12%	2.39%	1.12%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.28	0.45	0.73	(0.33)	(0.16)	(0.49)	–	$11.11	6.84%		$56,960,722	1.14%	2.60%	1.14%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.35	0.69	1.04	(0.35)	(0.07)	(0.42)	–	$10.87	10.19%		$54,052,272	1.16%	3.23%	1.16%	77.90%

Class B Shares
Year Ended October 31, 2013 (d)	$10.75	(0.01)	(0.31)	(0.32)	(0.03)	(0.29)	(0.32)	–	$10.11	(3.13%	)	$179,517	1.78%	(0.11%)	1.79%	156.00%
Year Ended October 31, 2012 (d)	$10.78	0.10	0.29	0.39	(0.14)	(0.28)	(0.42)	–	$10.75	3.77%		$429,654	1.74%	0.94%	1.74%	81.08%
Year Ended October 31, 2011 (d)	$11.12	0.19	0.08	0.27	(0.20)	(0.41)	(0.61)	–	$10.78	2.74%		$841,153	1.76%	1.75%	1.76%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.22	0.45	0.67	(0.26)	(0.16)	(0.42)	–	$11.12	6.27%		$1,161,026	1.74%	2.02%	1.74%	91.55%
Year Ended October 31, 2009 (d)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%		$1,314,664	1.78%	2.62%	1.78%	77.90%

Class C Shares
Year Ended October 31, 2013 (d)	$10.74	(0.01)	(0.31)	(0.32)	(0.03)	(0.29)	(0.32)	–	$10.10	(3.13%	)	$1,408,921	1.78%	(0.10%)	1.80%	156.00%
Year Ended October 31, 2012 (d)	$10.78	0.10	0.28	0.38	(0.14)	(0.28)	(0.42)	–	$10.74	3.67%		$2,031,828	1.74%	0.90%	1.74%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.19	0.09	0.28	(0.20)	(0.41)	(0.61)	–	$10.78	2.83%		$1,888,397	1.76%	1.75%	1.76%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.22	0.44	0.66	(0.26)	(0.16)	(0.42)	–	$11.11	6.18%		$2,582,146	1.74%	2.01%	1.74%	91.55%
Year Ended October 31, 2009 (d)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%		$2,225,145	1.78%	2.65%	1.78%	77.90%

Class R2 Shares (e)
Year Ended October 31, 2013 (d)	$10.75	0.02	(0.31)	(0.29)	(0.06)	(0.29)	(0.35)	–	$10.11	(2.84%	)	$802,424	1.46%	0.21%	1.47%	156.00%
Year Ended October 31, 2012 (d)	$10.79	0.14	0.29	0.43	(0.19)	(0.28)	(0.47)	–	$10.75	4.12%		$1,461,777	1.29%	1.34%	1.29%	81.08%
Year Ended October 31, 2011 (d)	$11.12	0.23	0.10	0.33	(0.25)	(0.41)	(0.66)	–	$10.79	3.27%		$1,430,128	1.33%	2.19%	1.33%	119.20%
Year Ended October 31, 2010 (d)	$10.88	0.26	0.44	0.70	(0.30)	(0.16)	(0.46)	–	$11.12	6.59%		$1,656,631	1.37%	2.41%	1.37%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.31	0.71	1.02	(0.32)	(0.07)	(0.39)	–	$10.88	9.99%		$1,883,821	1.45%	2.88%	1.45%	77.90%

Institutional Service Class Shares (f)
Year Ended October 31, 2013 (d)	$10.75	0.08	(0.32)	(0.24)	(0.12)	(0.29)	(0.41)	–	$10.10	(2.35%	)	$49,450,167	0.87%	0.82%	0.88%	156.00%
Year Ended October 31, 2012 (d)	$10.78	0.19	0.30	0.49	(0.24)	(0.28)	(0.52)	–	$10.75	4.70%		$68,699,937	0.83%	1.81%	0.83%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.28	0.10	0.38	(0.30)	(0.41)	(0.71)	–	$10.78	3.76%		$78,707,124	0.86%	2.65%	0.86%	119.20%
Year Ended October 31, 2010 (d)	$10.88	0.31	0.44	0.75	(0.36)	(0.16)	(0.52)	–	$11.11	7.09%		$90,169,759	0.86%	2.89%	0.86%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.38	0.70	1.08	(0.38)	(0.07)	(0.45)	–	$10.88	10.59%		$97,806,444	0.88%	3.52%	0.88%	77.90%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(f)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide High Yield Bond Fund

For the period from July 1, 2013, through October 31, 2013*, the Nationwide High Yield Bond Fund (Class A at NAV) returned 4.98% versus 4.83% for its benchmark, the BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of High Yield Funds (consisting of 592 funds as of October 31, 2013) was 4.54% for the same time period.

The four-month period was dominated by continued market speculation regarding the timing of the start of withdrawal of monetary stimulus by the U.S. Federal Reserve (the “Fed”). Since the announcement of the Fed’s surprising decision in September not to commence tapering, we are more confident that gross domestic product growth levels will continue to approach trend levels. Therefore, this remains a broadly supportive macroeconomic environment for high yield as an asset class.

During the reporting period, lower-quality CCC-rated bonds outperformed the better quality BB- and B-rated bonds, with all three rating categories posting positive returns. Given the relatively stable market during the four-month period, industry performance was positive across all sectors, with technology, financial services and banking among the top performers, and consumer cyclicals, consumer non-cyclicals and insurance among the relative underperformers.

Performance attribution

During the reporting period, the Fund outperformed the benchmark. The primary driver of relative returns was spread management. In particular, the Fund’s overweights in energy and cable television were the largest industry contributors. Duration management was a small contributor to performance.

Positioning and portfolio activity

During the reporting period, we targeted a broadly neutral stance from a beta perspective with active risk, primarily driven by the views of our analyst team. In an environment with relatively narrow yield dispersion among issuers, we anticipate investment opportunities to arise through both bottom-up issue selection and the avoidance of credit deterioration.

From an industry perspective, overweights include energy and cable television, primarily driven by issuer-specific considerations. The Fund is underweight metals and mining and steel, primarily based on valuations and fundamentals, particularly when we consider the high leverage and excess capacity in these sectors. The Fund retains a small short-duration interest-rate position versus the Index, although we latterly reduced the extent of the underweight during the reporting period. During the four-month period, we reduced our cash and overweight in debt rated BBB and above, reduced our underweight in BB-rated debt and moved from being underweight B-rated debt to being overweight. Changes in our positioning during the reporting period included an increase in our overweight in energy as well as a reduction in our overweight in telecommunications, moving it to neutral. We also moved from being overweight electric utilities to underweight.

Outlook

We remain broadly constructive on high yield as an asset class. We view the backdrop of modestly improving economic growth, coupled with what remains accommodative central bank policy and relatively sound corporate fundamentals, as favorable for corporate bond investors. We anticipate an increase in positive event risk through mergers and acquisitions activity, for example, in the energy sector. We expect the near-term outlook for the default rate to remain low and spreads to remain range bound, and as a result, we are increasing our issuer-specific risk in some of our credit analysts’ high-conviction names. The major risk to this view is that technical factors, potentially driven by outflows from the asset class and a challenging environment for trading liquidity, could overwhelm in the near term at some point and lead to volatility and weakness in the high-yield markets. We also expect that the high-yield market will continue to exhibit increased correlation with the U.S. Treasury market, which could lead to further periods of volatility, as speculation on the timing of Fed tapering continues during the coming months.

Fund Commentary (con’t.)	Nationwide High Yield Bond Fund

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Craig Ellinger and Matthew Iannucci

*A four-month reporting period is shown since the Fund has changed its fiscal year end from June 30 to October 31. This abbreviated reporting period provides limited insights.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default). The Fund may invest in more aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide High Yield Bond Fund

Objective

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

Highlights

•	For the period, the Nationwide High Yield Bond Fund Class A (at NAV) returned 4.98%, outperforming the benchmark by 0.15% and the Lipper peer category by 0.44%.

•	The primary driver of relative returns was overweights in energy and cable television, along with a small contribution from duration management.

•	The Fund retains a small short-duration interest-rate position versus the Index, although we latterly reduced the extent of the underweight during the reporting period.

Asset Allocation†

Corporate Bonds	96.8%
Mutual Fund	1.7%
Yankee Dollar	0.6%
Commercial Mortgage Backed Security	0.2%
Common Stock††	0.0%
Warrant††	0.0%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	11.2%
Media	9.7%
Diversified Telecommunication Services	6.2%
Consumer Finance	5.0%
Health Care Providers & Services	4.8%
Commercial Services & Supplies	4.7%
Gas Utilities	4.3%
Hotels, Restaurants & Leisure	3.9%
Commercial Banks	3.2%
Chemicals	3.2%
Other Industries	43.8%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund —Institutional Class	1.7%
DISH DBS Corp., 7.88%, 09/01/19	1.7%
Ally Financial, Inc., 8.00%, 03/15/20	1.4%
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21	1.2%
International Lease Finance Corp., 7.13%, 09/01/18	1.2%
CCO Holdings LLC/CCO Holdings Capital Corp., 8.13%, 04/30/20	1.0%
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.75%, 10/01/20	0.9%
ExamWorks Group, Inc., 9.00%, 07/15/19	0.8%
ConvaTec Healthcare E SA, 10.50%, 12/15/18	0.8%
Sprint Nextel Corp., 8.38%, 08/15/17	0.8%
Other Holdings	88.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2013.

Fund Overview (con’t.)	Nationwide High Yield Bond Fund

Top Countries†††

United States	82.1%
Luxembourg	4.9%
United Kingdom	2.6%
Netherlands	1.9%
Canada	1.6%
Ireland	1.6%
France	0.9%
Cayman Islands	0.8%
Marshall Islands	0.8%
Mexico	0.8%
Other Countries	2.0%
100.0%

†††	Percentages indicated are based upon total investments as of October 31, 2013.

Fund Performance	Nationwide High Yield Bond Fund

Average Annual Total Return

(For periods ended October 31, 2013)		Period Ended October 31, 2013*	1 Yr.		5 Yr.	10 Yr.
Class A1	w/o SC2	4.98%	7.80%		14.75%	7.34%
	w/ SC3	0.56%	3.03%		13.68%	6.84%
Class C1	w/o SC2	4.95%	7.47%		14.24%	6.83%
	w/ SC4	4.20%	6.72%		14.24%	6.83%
Institutional Service Class[5]		5.11%	8.16%	[6],7	–	–
Institutional Class[1,5],8		5.04%	8.24%		15.05%	7.61%

*For the period from June 30, 2013 through October 31, 2013. Not annualized.

Expense Ratios

	Gross Ratio*	Expense Ratio*
Class A	1.38%	1.07%
Class C	1.81%	1.50%
Institutional Service Class	1.25%	0.94%
Institutional Class	1.06%	0.75%

*Current effective prospectus dated October 28, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SC.

[3]	A 4.25% front-end sales charge was deducted.

[4]	A 0.75% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Not annualized.

[8]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Fund Performance (con’t.)	Nationwide High Yield Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Fund versus the BofAML US High Yield Cash Pay Constrained Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide High Yield Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide High Yield Bond Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,014.30	5.13	1.01
	Hypothetical	[a,b]	1,000.00	1,020.11	5.14	1.01
Class C Shares	Actual	[a]	1,000.00	1,011.70	7.61	1.50
	Hypothetical	[a,b]	1,000.00	1,017.64	7.63	1.50
Institutional Service Class Shares	Actual	[a]	1,000.00	1,014.20	5.08	1.00
	Hypothetical	[a,b]	1,000.00	1,020.16	5.09	1.00
Institutional Class Shares	Actual	[a]	1,000.00	1,015.50	3.81	0.75
	Hypothetical	[a,b]	1,000.00	1,021.42	3.82	0.75

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide High Yield Bond Fund

Commercial Mortgage Backed Security 0.2%

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 5.92%, 02/15/51 (a)	$100,000	$111,710

Total Commercial Mortgage Backed Security (cost $79,061)		111,710

Corporate Bonds 96.8%
Aerospace & Defense 0.4%
B/E Aerospace, Inc., 6.88%, 10/01/20	100,000	110,375
TransDigm, Inc., 7.75%, 12/15/18	100,000	107,250

		217,625

Airlines 0.3%
Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.13%, 04/29/18	175,000	181,125

Auto Components 2.5%
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	300,000	316,500
Goodyear Tire & Rubber Co. (The)
8.25%, 08/15/20	150,000	169,500
6.50%, 03/01/21	100,000	106,000
Lear Corp., 4.75%, 01/15/23 (b)	175,000	168,000
Schaeffler Holding Finance BV, 7.63%, 08/15/18 (b)(c)	400,000	426,347
Tenneco, Inc., 7.75%, 08/15/18	175,000	189,438

		1,375,785

Automobiles 0.8%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 06/15/19	205,000	227,037
8.25%, 06/15/21	200,000	226,750

		453,787

Building Products 1.4%
Builders FirstSource, Inc., 7.63%, 06/01/21 (b)	125,000	130,000
Building Materials Corp. of America, 6.75%, 05/01/21 (b)	175,000	189,000
Ply Gem Industries, Inc., 8.25%, 02/15/18	135,000	144,450
USG Corp., 5.88%, 11/01/21 (b)	275,000	279,812

		743,262

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals 3.2%
Axiall Corp., 4.88%, 05/15/23 (b)	$150,000	$144,000
Basell Finance Co. BV, 8.10%, 03/15/27 (b)	290,000	373,738
Celanese US Holdings LLC, 5.88%, 06/15/21	120,000	128,550
Eagle Spinco, Inc., 4.63%, 02/15/21 (b)	150,000	145,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.88%, 02/01/18	225,000	231,188
INEOS Group Holdings SA, 6.13%, 08/15/18 (b)	200,000	202,250
NOVA Chemicals Corp., 5.25%, 08/01/23 (b)	125,000	126,843
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 04/01/20 (b)	175,000	175,000
SPCM SA, 6.00%, 01/15/22 (b)	200,000	206,756

		1,733,825

Commercial Banks 2.6%
CIT Group, Inc.
5.50%, 02/15/19 (b)	360,000	388,800
5.00%, 08/15/22	150,000	151,875
HBOS PLC, 6.75%, 05/21/18 (b)	225,000	253,533
Lloyds Banking Group PLC, 6.41%, 10/01/35 (b)(d)	375,000	352,500
RBS Capital Trust II, 6.43%, 01/03/34 (d)	150,000	139,500
Zions Bancorporation, 5.50%, 11/16/15	140,000	145,950

		1,432,158

Commercial Services & Supplies 4.7%
ADT Corp. (The), 6.25%, 10/15/21 (b)	150,000	156,000
Algeco Scotsman Global Finance PLC, 10.75%, 10/15/19 (b)	250,000	260,000
Ceridian Corp., 11.25%, 11/15/15	180,000	180,900
Clean Harbors, Inc., 5.25%, 08/01/20	75,000	77,156
ExamWorks Group, Inc., 9.00%, 07/15/19	425,000	461,125
FTI Consulting, Inc., 6.75%, 10/01/20	100,000	107,000
Mustang Merger Corp., 8.50%, 08/15/21 (b)	275,000	282,562
Premier Graphics, Inc., 11.50%, 12/01/05* (e)(f)	4,250,000	0

Statement of Investments (Continued)

October 31, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies (continued)
RR Donnelley & Sons Co., 7.88%, 03/15/21	$100,000	$111,250
ServiceMaster Co.
8.00%, 02/15/20	155,000	158,875
7.00%, 08/15/20	225,000	221,063
TMS International Corp., 7.63%, 10/15/21 (b)	275,000	286,000
Valassis Communications, Inc., 6.63%, 02/01/21	275,000	274,313

		2,576,244

Communications Equipment 0.3%
Avaya, Inc., 7.00%, 04/01/19 (b)	150,000	143,250

Computers & Peripherals 0.1%
Seagate HDD Cayman, 4.75%, 06/01/23 (b)	50,000	48,750

Construction Materials 1.7%
Cemex SAB de CV
5.88%, 03/25/19 (b)	200,000	195,743
7.25%, 01/15/21 (b)	200,000	204,314
Hanson Ltd., 6.13%, 08/15/16	200,000	217,949
Vulcan Materials Co., 7.50%, 06/15/21	300,000	338,250

		956,256

Consumer Finance 5.0%
Ally Financial, Inc.
5.50%, 02/15/17	125,000	135,000
8.00%, 03/15/20	650,000	773,500
8.00%, 11/01/31	135,000	160,987
General Motors Financial Co., Inc., 3.25%, 05/15/18 (b)	50,000	50,000
ILFC E-Capital Trust I, 5.35%, 12/21/65 (a)(b)	195,000	168,188
International Lease Finance Corp., 7.13%, 09/01/18 (b)	575,000	664,125
SLM Corp.
8.45%, 06/15/18	125,000	146,352
5.50%, 01/15/19	125,000	130,015
8.00%, 03/25/20	225,000	257,107
Springleaf Finance Corp., 6.90%, 12/15/17	240,000	259,800

		2,745,074

Containers & Packaging 1.3%
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23 (b)	100,000	93,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Containers & Packaging (continued)
Graphic Packaging International, Inc.
7.88%, 10/01/18	$120,000	$130,500
4.75%, 04/15/21	125,000	123,281
Sealed Air Corp.
8.38%, 09/15/21 (b)	240,000	274,800
5.25%, 04/01/23 (b)	75,000	73,500

		695,081

Distributors 0.7%
American Builders & Contractors Supply Co., Inc., 5.63%, 04/15/21 (b)	175,000	177,625
LKQ Corp., 4.75%, 05/15/23 (b)	150,000	142,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18	67,000	72,025

		392,150

Diversified Financial Services 1.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 01/15/18	225,000	235,969
Interactive Data Corp., 10.25%, 08/01/18	25,000	27,625
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.38%, 04/01/20 (b)	200,000	206,000
MPH Intermediate Holding Co. 2, 9.13%, 08/01/18 (b)(c)	125,000	129,844
SquareTwo Financial Corp., 11.63%, 04/01/17	355,000	376,300

		975,738

Diversified Telecommunication Services 6.1%
CenturyLink, Inc., Series S, 6.45%, 06/15/21	230,000	238,172
CenturyLink, Inc., Series P, 7.60%, 09/15/39	75,000	69,688
Clearwire Communications LLC/Clearwire Finance, Inc.
12.00%, 12/01/15 (b)	155,000	160,812
Embarq Corp., 8.00%, 06/01/36	75,000	76,164
Frontier Communications Corp.
8.50%, 04/15/20	275,000	313,500
9.25%, 07/01/21	100,000	118,000
9.00%, 08/15/31	230,000	238,050
Level 3 Communications, Inc., 11.88%, 02/01/19	190,000	220,400
Level 3 Financing, Inc., 6.13%, 01/15/21 (b)	25,000	25,437

Statement of Investments (Continued)

October 31, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Lynx II Corp., 6.38%, 04/15/23 (b)	$200,000	$205,000
PAETEC Holding Corp., 9.88%, 12/01/18	123,000	137,760
Sable International Finance Ltd., 7.75%, 02/15/17 (b)	125,000	132,187
Sprint Capital Corp.
6.90%, 05/01/19	175,000	189,000
8.75%, 03/15/32	175,000	189,438
West Corp., 7.88%, 01/15/19	250,000	270,625
Wind Acquisition Finance SA
11.75%, 07/15/17 (b)	270,000	287,213
7.25%, 02/15/18 (b)	225,000	236,250
Windstream Corp.
7.75%, 10/01/21	150,000	160,500
7.75%, 10/01/21 (b)	100,000	107,000

		3,375,196

Electric Utilities 1.0%
AES Corp. (The)
8.00%, 10/15/17	100,000	117,500
8.00%, 06/01/20	285,000	332,737
FirstEnergy Corp., Series C, 7.38%, 11/15/31	100,000	105,746

		555,983

Electrical Equipment 0.2%
Coleman Cable, Inc., 9.00%, 02/15/18	115,000	122,188

Electronic Equipment, Instruments & Components 0.3%
Flextronics International Ltd., 5.00%, 02/15/23	175,000	174,563

Energy Equipment & Services 1.3%
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (b)	200,000	213,000
Key Energy Services, Inc., 6.75%, 03/01/21	275,000	279,125
SESI LLC, 7.13%, 12/15/21	215,000	238,381

		730,506

Food & Staples Retailing 0.4%
CST Brands, Inc., 5.00%, 05/01/23 (b)	25,000	24,125
Rite Aid Corp., 9.25%, 03/15/20	150,000	173,250

		197,375

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products 1.5%
Agrokor DD, 8.88%, 02/01/20 (b)	$300,000	$325,622
ARAMARK Corp., 5.75%, 03/15/20 (b)	125,000	130,937
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc., 9.88%, 02/01/20 (b)	125,000	135,313
Michael Foods, Inc., 9.75%, 07/15/18	220,000	240,625

		832,497

Gas Utilities 4.2%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 08/01/23 (b)	300,000	294,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 03/01/22 (b)	100,000	102,125
Crosstex Energy LP, 8.88%, 02/15/18	280,000	296,800
El Paso Corp., 7.75%, 01/15/32	270,000	278,727
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.88%, 03/15/18	150,000	157,231
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 6.50%, 05/15/21 (b)	250,000	256,875
Regency Energy Partners LP/Regency Energy Finance Corp., 6.50%, 07/15/21	250,000	267,500
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21 (b)	675,000	680,062

		2,333,320

Health Care Providers & Services 4.8%
Biomet, Inc., 6.50%, 08/01/20	225,000	239,625
CHS/Community Health Systems, Inc.
5.13%, 08/15/18	125,000	129,844
8.00%, 11/15/19	50,000	54,187
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (b)	400,000	455,000
HCA, Inc.
7.75%, 05/15/21	150,000	164,250
7.50%, 02/15/22	375,000	421,406
5.88%, 03/15/22	100,000	105,750
Health Management Associates, Inc., 7.38%, 01/15/20	125,000	139,375
Hologic, Inc., 6.25%, 08/01/20	50,000	53,000
Multiplan, Inc., 9.88%, 09/01/18 (b)	100,000	110,375

Statement of Investments (Continued)

October 31, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Omnicare, Inc., 7.75%, 06/01/20	$42,000	$46,568
Tenet Healthcare Corp.
8.00%, 08/01/20	160,000	174,400
6.00%, 10/01/20 (b)	75,000	79,500
4.38%, 10/01/21 (b)	175,000	168,000
6.88%, 11/15/31	75,000	64,875
United Surgical Partners International, Inc., 9.00%, 04/01/20	200,000	224,500

		2,630,655

Hotels, Restaurants & Leisure 3.9%
Caesars Entertainment Operating Co., Inc.
11.25%, 06/01/17	100,000	100,000
10.00%, 12/15/18	205,000	103,012
8.00%, 10/01/20 (b)	75,000	75,375
CityCenter Holdings LLC/CityCenter Finance Corp., 10.75%, 01/15/17 (c)	156,675	167,838
Diamond Resorts Corp., 12.00%, 08/15/18	365,000	405,150
Felcor Lodging LP, 6.75%, 06/01/19	165,000	176,137
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20 (b)	125,000	125,625
MGM Resorts International, 10.00%, 11/01/16	315,000	381,938
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	150,000	150,750
Shingle Springs Tribal Gaming Authority, 9.75%, 09/01/21 (b)	175,000	182,000
Speedway Motorsports, Inc., 6.75%, 02/01/19	75,000	79,688
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.38%, 06/01/21 (b)	150,000	144,000
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15 (b)	65,000	58,988

		2,150,501

Household Durables 1.6%
DR Horton, Inc., 4.38%, 09/15/22	200,000	188,500
K Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	125,000	132,812
KB Home, 7.25%, 06/15/18	150,000	163,500
Standard Pacific Corp.
10.75%, 09/15/16	115,000	138,863
8.38%, 01/15/21	150,000	171,375
Toll Brothers Finance Corp., 8.91%, 10/15/17	80,000	96,600

		891,650

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Products 0.6%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.88%, 08/15/19	$150,000	$165,750
Spectrum Brands Escrow Corp.
6.38%, 11/15/20 (b)	100,000	106,250
6.63%, 11/15/22 (b)	75,000	80,063

		352,063

Industrial Conglomerates 0.3%
Bombardier, Inc., 7.75%, 03/15/20 (b)	150,000	172,875

Information Technology Services 1.7%
First Data Corp.
11.25%, 03/31/16	332,000	332,830
12.63%, 01/15/21	275,000	316,938
10.63%, 06/15/21 (b)	250,000	268,750

		918,518

Insurance 1.3%
AIG Life Holdings, Inc., 7.57%, 12/01/45 (b)	195,000	224,737
AXA SA, 6.38%, 12/14/36 (b)(d)	275,000	270,705
Liberty Mutual Group, Inc., 10.75%, 06/15/88 (a)(b)	90,000	136,800
XL Group PLC, Series E, 6.50%, 04/15/17 (d)	75,000	73,500

		705,742

Internet Software & Services 0.7%
Equinix, Inc.
7.00%, 07/15/21	150,000	163,875
5.38%, 04/01/23	250,000	248,125

		412,000

Leisure Equipment & Products 0.1%
Brunswick Corp., 4.63%, 05/15/21 (b)	75,000	71,625

Machinery 1.4%
Case New Holland, Inc., 7.88%, 12/01/17	225,000	266,062
Huntington Ingalls Industries, Inc., 7.13%, 03/15/21	100,000	108,250
Manitowoc Co., Inc. (The), 8.50%, 11/01/20	150,000	169,500
Severstal Columbus LLC, 10.25%, 02/15/18	200,000	211,500

		755,312

Statement of Investments (Continued)

October 31, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Marine 1.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.
8.63%, 11/01/17	$225,000	$236,250
8.13%, 11/15/21 (b)	125,000	125,084
Navios Maritime Holdings, Inc./Navios Maritime Finance US Inc, 8.88%, 11/01/17	160,000	167,600

		528,934

Media 9.7%
CCO Holdings LLC/CCO Holdings Capital Corp.
8.13%, 04/30/20	475,000	520,125
6.50%, 04/30/21	100,000	104,250
6.63%, 01/31/22	125,000	129,375
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)	125,000	120,937
Cinemark USA, Inc., 4.88%, 06/01/23	150,000	143,250
Clear Channel Communications, Inc.
9.00%, 12/15/19	100,000	101,500
14.00%, 02/01/21 (b)(c)	190,422	171,380
Cogeco Cable, Inc., 4.88%, 05/01/20 (b)	150,000	147,120
CSC Holdings LLC, 8.63%, 02/15/19	100,000	118,000
DISH DBS Corp., 7.88%, 09/01/19	775,000	901,906
Gannett Co., Inc.
5.13%, 07/15/20 (b)	50,000	50,938
6.38%, 10/15/23 (b)	100,000	105,000
Intelsat Jackson Holdings SA
7.25%, 10/15/20	375,000	407,344
5.50%, 08/01/23 (b)	125,000	120,937
Intelsat Luxembourg SA
6.75%, 06/01/18 (b)	50,000	52,875
7.75%, 06/01/21 (b)	125,000	131,875
McClatchy Co. (The), 9.00%, 12/15/22	300,000	325,125
Nara Cable Funding Ltd., 8.88%, 12/01/18 (b)	400,000	432,000
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	135,000	146,813
Ono Finance II PLC, 10.88%, 07/15/19 (b)	150,000	162,750
Sirius XM Radio, Inc.
4.25%, 05/15/20 (b)	75,000	71,812
5.75%, 08/01/21 (b)	75,000	76,688
4.63%, 05/15/23 (b)	100,000	92,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 01/15/23 (b)	275,000	266,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, 07/15/19	$250,000	$276,875
WMG Acquisition Corp., 6.00%, 01/15/21 (b)	135,000	141,750

		5,319,375

Metals & Mining 2.0%
ArcelorMittal, 6.75%, 02/25/22	200,000	217,534
Arch Coal, Inc., 9.88%, 06/15/19	175,000	149,625
Commercial Metals Co., 4.88%, 05/15/23	150,000	141,000
FMG Resources August 2006 Pty Ltd., 8.25%, 11/01/19 (b)	150,000	166,312
Hecla Mining Co., 6.88%, 05/01/21 (b)	250,000	246,875
Inmet Mining Corp., 8.75%, 06/01/20 (b)	100,000	110,250
Murray Energy Corp., 8.63%, 06/15/21 (b)	75,000	79,500

		1,111,096

Multi-Utilities & Unregulated Power 1.1%
Calpine Corp.
7.88%, 07/31/20 (b)	180,000	196,650
6.00%, 01/15/22 (b)	125,000	129,687
NRG Energy, Inc., 8.25%, 09/01/20	275,000	306,625

		632,962

Office Electronics 0.4%
CDW LLC/CDW Finance Corp., 8.50%, 04/01/19	175,000	193,812

Oil, Gas & Consumable Fuels 11.1%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.63%, 10/15/18	240,000	255,300
Antero Resources Finance Corp.
6.00%, 12/01/20	325,000	342,062
5.38%, 11/01/21 (b)	100,000	101,500
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 04/15/22	275,000	276,375
Chesapeake Energy Corp.
9.50%, 02/15/15	105,000	115,369
6.63%, 08/15/20	125,000	140,937
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19	275,000	288,062

Statement of Investments (Continued)

October 31, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc.
5.00%, 09/15/22	$200,000	$208,000
4.50%, 04/15/23	200,000	201,500
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22	125,000	125,625
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 05/01/20	275,000	317,625
EPE Holdings LLC/EP Energy Bond Co., Inc., 8.87%, 12/15/17 (b)(c)	34,289	35,875
Forest Oil Corp., 7.25%, 06/15/19	260,000	262,600
Hilcorp Energy I LP/Hilcorp Finance Co.
8.00%, 02/15/20 (b)	85,000	92,119
7.63%, 04/15/21 (b)	150,000	162,375
Kodiak Oil & Gas Corp., 5.50%, 02/01/22 (b)	125,000	126,250
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (b)	100,000	94,500
Linn Energy LLC/Linn Energy Finance Corp.
8.63%, 04/15/20	135,000	143,606
7.75%, 02/01/21	240,000	247,200
Memorial Production Partners LP/Memorial Production Finance Corp.
7.63%, 05/01/21	175,000	177,625
7.63%, 05/01/21 (b)	100,000	101,500
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.75%, 10/01/20	450,000	483,750
Oasis Petroleum, Inc., 6.88%, 03/15/22 (b)	250,000	270,000
Offshore Group Investment Ltd., 7.50%, 11/01/19	250,000	271,323
Pacific Drilling SA, 5.38%, 06/01/20 (b)	425,000	425,146
PetroBakken Energy Ltd., 8.63%, 02/01/20 (b)	225,000	225,180
Quicksilver Resources, Inc.
7.13%, 04/01/16	225,000	213,187
9.13%, 08/15/19	75,000	72,938
Samson Investment Co., 10.25%, 02/15/20 (b)	125,000	134,688
SandRidge Energy, Inc., 8.75%, 01/15/20	110,000	119,350
Swift Energy Co., 7.88%, 03/01/22	75,000	75,188

		6,106,755

Paper & Forest Products 1.7%
Boise Cascade Co., 6.38%, 11/01/20	150,000	156,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Paper & Forest Products (continued)
Clearwater Paper Corp.
7.13%, 11/01/18	$125,000	$134,375
4.50%, 02/01/23	25,000	23,062
Masco Corp., 7.13%, 03/15/20	150,000	170,625
Mercer International, Inc., 9.50%, 12/01/17	205,000	222,425
Smurfit Kappa Acquisitions, 4.88%, 09/15/18 (b)	200,000	202,686

		909,923

Personal Products 0.4%
Revlon Consumer Products Corp., 5.75%, 02/15/21 (b)	250,000	245,000

Pharmaceuticals 1.6%
Capsugel SA, 7.00%, 05/15/19 (b)(c)	125,000	125,938
Endo Health Solutions, Inc., 7.25%, 01/15/22	100,000	106,624
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20	75,000	79,125
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (b)	150,000	158,625
Valeant Pharmaceuticals International, 7.00%, 10/01/20 (b)	295,000	317,125
VPI Escrow Corp., 6.38%, 10/15/20 (b)	75,000	79,875

		867,312

Real Estate Investment Trusts (REITs) 0.1%
Geo Group, Inc. (The), 5.13%, 04/01/23	75,000	70,500

Real Estate Management & Development 0.6%
CBRE Services, Inc., 5.00%, 03/15/23	175,000	169,750
Realogy Group LLC, 7.88%, 02/15/19 (b)	150,000	164,625

		334,375

Road & Rail 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 04/01/23	100,000	96,625
CHC Helicopter SA, 9.25%, 10/15/20	125,000	135,150
Hertz Corp. (The), 5.88%, 10/15/20	100,000	105,000

		336,775

Statement of Investments (Continued)

October 31, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Semiconductors & Semiconductor Equipment 0.7%
Freescale Semiconductor, Inc., 10.75%, 08/01/20	$151,000	$171,008
NXP BV/NXP Funding LLC, 5.75%, 02/15/21 (b)	200,000	206,750

		377,758

Software 2.4%
Activision Blizzard, Inc., 5.63%, 09/15/21 (b)	75,000	77,437
BMC Software Finance, Inc., 8.13%, 07/15/21 (b)	125,000	131,875
Epicor Software Corp., 8.63%, 05/01/19	200,000	217,000
Healthcare Technology Intermediate, Inc., 8.12%, 09/01/18 (b)(c)	150,000	156,000
IMS Health, Inc., 6.00%, 11/01/20 (b)	125,000	130,625
Infor US, Inc.
11.50%, 07/15/18	75,000	87,000
9.38%, 04/01/19	175,000	197,750
MedAssets, Inc., 8.00%, 11/15/18	300,000	324,750

		1,322,437

Specialty Retail 3.0%
Burlington Coat Factory Warehouse Corp., 10.00%, 02/15/19	275,000	307,312
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.75%, 02/15/18 (b)(c)	100,000	102,500
Claire’s Stores, Inc.
8.88%, 03/15/19	150,000	163,125
7.75%, 06/01/20 (b)	175,000	173,687
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 8.25%, 08/01/18 (b)(c)	125,000	128,750
Party City Holdings, Inc., 8.88%, 08/01/20 (b)	175,000	192,063
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 9.50%, 08/15/19 (b)(c)	75,000	77,625
Petco Animal Supplies, Inc., 9.25%, 12/01/18 (b)	195,000	210,113
Petco Holdings, Inc., 8.50%, 10/15/17 (b)(c)	150,000	152,250
rue21, Inc., 9.00%, 10/15/21 (b)	175,000	125,125

		1,632,550

Textiles, Apparel & Luxury Goods 0.3%
William Carter Co. (The), 5.25%, 08/15/21 (b)	150,000	152,250

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services 1.9%
MetroPCS Wireless, Inc., 6.63%, 04/01/23 (b)	$150,000	$156,750
Sprint Corp., 7.25%, 09/15/21 (b)	75,000	80,813
Sprint Nextel Corp.
9.13%, 03/01/17	150,000	177,000
8.38%, 08/15/17	390,000	452,400
9.00%, 11/15/18 (b)	135,000	163,687

		1,030,650

Total Corporate Bonds (cost $51,413,102)		53,225,143

Common Stock 0.0%†

	Shares	Market Value

Hotels, Restaurants & Leisure 0.0%†
American Restaurant Group, Inc.* (f)(g)	972	0

Total Common Stock (cost $—)		0

Warrant 0.0%†

	Number of Warrants	Market Value

Aerospace & Defense 0.0%†
Sabreliner Corp., expiring 06/08/18* (f)(g)	8,400	0

Total Warrant (cost $0)		0

Yankee Dollar 0.6%

	Principal Amount	Market Value

Commercial Banks 0.6%
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	325,000	334,434

Total Yankee Dollar (cost $329,230)		334,434

Statement of Investments (Continued)

October 31, 2013

Nationwide High Yield Bond Fund (Continued)

Mutual Fund 1.7%

	Shares	Market Value

Money Market Fund 1.7%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (h)	909,730	$909,730

Total Mutual Fund (cost $909,730)		909,730

Total Investments (cost $52,731,123) (i) — 99.3%		54,581,017

Other assets in excess of liabilities — 0.7%		397,156

NET ASSETS — 100.0%		$54,978,173

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2013 was $21,978,195 which represents 39.98% of net assets.

(c)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date reflects the next call date.

(e)	Security in default.

(f)	Fair valued security.

(g)	Illiquid security.

(h)	Represents 7-day effective yield as of October 31, 2013.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited
PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide High Yield Bond Fund
Assets:
Investments, at value (cost $52,731,123)	$54,581,017
Interest and dividends receivable	962,760
Receivable for investments sold	698,357
Receivable for capital shares issued	5,689
Receivable for investment advisory fees	6,880
Prepaid expenses	50,656

Total Assets	56,305,359

Liabilities:
Payable for investments purchased	1,141,896
Distributions payable	40,082
Payable for capital shares redeemed	57,192
Accrued expenses and other payables:
Fund administration fees	12,421
Distribution fees	10,349
Administrative servicing fees	10,675
Accounting and transfer agent fees	16,604
Trustee fees	166
Custodian fees	362
Compliance program costs (Note 3)	23
Professional fees	24,342
Printing fees	13,028
Other	46

Total Liabilities	1,327,186

Net Assets	$54,978,173

Represented by:
Capital	$90,526,675
Accumulated distributions in excess of net investment income	(231)
Accumulated net realized losses from investment transactions	(37,398,165)
Net unrealized appreciation/(depreciation) from investments	1,849,894

Net Assets	$54,978,173

Net Assets:
Class A Shares	$26,581,284
Class C Shares	7,610,065
Institutional Service Class Shares	92,615
Institutional Class Shares	20,694,209

Total	$54,978,173

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,206,319
Class C Shares	1,197,047
Institutional Service Class Shares	14,547
Institutional Class Shares	3,254,411

Total	8,672,324

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide High Yield Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$6.32
Class C Shares (b)	$6.36
Institutional Service Class Shares	$6.37
Institutional Class Shares	$6.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.60

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 0.75% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

	Nationwide High Yield Bond Fund
	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013
INVESTMENT INCOME:
Interest income	$1,262,593	$5,046,594
Dividend income	394	4,458

Total Income	1,262,987	5,051,052

EXPENSES:
Investment advisory fees	101,065	396,939
Fund administration fees	43,243	106,486
Distribution fees Class A	22,504	75,458
Distribution fees Class C	18,774	43,621
Administrative servicing fees Class A	900	12,970
Administrative servicing fees Institutional Service Class	76	91 (b)
Registration and filing fees	4,198	36,886
Professional fees	39,773	77,660
Printing fees	20,161	31,920
Trustee fees	593	10,017
Custodian fees	1,041	11,244
Accounting and transfer agent fees	34,664	61,275
Compliance program costs (Note 3)	40	197
Other	555	13,234

Total expenses before earnings credit and expenses reimbursed	287,587	877,998

Earnings credit (Note 5)	(38)	(167)
Expenses reimbursed by adviser (Note 3)	(107,599)	(164,827)

Net Expenses	179,950	713,004

NET INVESTMENT INCOME	1,083,037	4,338,048

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	686,093	2,577,563
Net realized losses from futures transactions (Note 2)	–	(37,125)
Net realized losses from forward and foreign currency transactions (Note 2)	–	(2,728)

Net realized gains from investment, futures, forward and foreign currency transactions	686,093	2,537,710

Net change in unrealized appreciation/(depreciation) from investments	905,452	(1,146,507)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	–	5,948
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	–	5,181
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	–	(4,274)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	905,452	(1,139,652)

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	1,591,545	1,398,058

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,674,582	$5,736,106

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	For the period from November 23, 2013 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide High Yield Bond Fund
	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013		Year Ended June 30, 2012
Operations:
Net investment income	$1,083,037	$4,338,048		$5,962,231
Net realized gains from investment transactions	686,093	2,537,710		1,318,901
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	905,452	(1,139,652)		(3,466,296)

Change in net assets resulting from operations	2,674,582	5,736,106		3,814,836

Distributions to Shareholders From:
Net investment income:
Class A	(529,882)	(2,013,066)		(2,712,135)
Class B (b)	–	–		(21,282)
Class C	(134,069)	(449,046)		(518,408)
Institutional Service Class	(1,768)	(2,858	)(c)	–
Institutional Class	(416,674)	(2,351,236)		(2,700,744)

Change in net assets from shareholder distributions	(1,082,393)	(4,816,206)		(5,952,569)

Change in net assets from capital transactions	(4,063,818)	(24,259,733)		(12,572,141)

Change in net assets	(2,471,629)	(23,339,833)		(14,709,874)

Net Assets:
Beginning of period	57,449,802	80,789,635		95,499,509

End of period	$54,978,173	$57,449,802		$80,789,635

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(231)	$(875)		$491,613

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$579,911	$2,056,869		$2,582,821
Proceeds from shares issued from class conversion	–	–		546,438
Dividends reinvested	377,955	1,236,310		1,315,628
Cost of shares redeemed	(2,164,072)	(13,013,005)		(8,235,923)

Total Class A Shares	(1,206,206)	(9,719,826)		(3,791,036)

Class B Shares (b)
Proceeds from shares issued	–	–		–
Proceeds from shares issued from class conversion	–	–		(546,438)
Dividends reinvested	–	–		7,658
Cost of shares redeemed	–	–		(43,194)

Total Class B Shares	–	–		(581,974)

Class C Shares
Proceeds from shares issued	228,950	406,218		840,848
Dividends reinvested	100,934	288,353		294,475
Cost of shares redeemed	(304,732)	(1,309,701)		(2,250,534)

Total Class C Shares	25,152	(615,130)		(1,115,211)

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	Effective March 1, 2012, Class B Shares were converted to Class A Shares.
(c)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide High Yield Bond Fund
	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013	Year Ended June 30, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$–	$87,290 (c)	$–
Dividends reinvested	1,768	2,858 (c)	–
Cost of shares redeemed	–	– (c)	–

Total Institutional Service Class Shares	1,768	90,148 (c)	–

Institutional Class Shares
Proceeds from shares issued	351,803	2,902,346	3,886,148
Dividends reinvested	316,053	2,146,515	2,624,945
Cost of shares redeemed	(3,552,388)	(19,063,786)	(13,595,013)

Total Institutional Class Shares	(2,884,532)	(14,014,925)	(7,083,920)

Change in net assets from capital transactions	$(4,063,818)	$(24,259,733)	$(12,572,141)

SHARE TRANSACTIONS:
Class A Shares
Issued	94,042	324,602	427,926
Issued in class conversion	–	–	90,305
Reinvested	60,721	197,608	220,750
Redeemed	(349,676)	(2,086,301)	(1,363,547)

Total Class A Shares	(194,913)	(1,564,091)	(624,566)

Class B Shares (b)
Issued	–	–	–
Issued in class conversion	–	–	(90,220)
Reinvested	–	–	1,296
Redeemed	–	–	(7,150)

Total Class B Shares	–	–	(96,074)

Class C Shares
Issued	36,646	63,856	142,407
Reinvested	16,110	45,842	49,324
Redeemed	(48,886)	(208,596)	(371,775)

Total Class C Shares	3,870	(98,898)	(180,044)

Institutional Service Class Shares
Issued	–	13,815 (c)	–
Reinvested	282	450 (c)	–
Redeemed	–	– (c)	–

Total Institutional Service Class Shares	282	14,265 (c)	–

Institutional Class Shares
Issued	55,743	460,481	647,255
Reinvested	50,506	341,196	436,450
Redeemed	(573,475)	(3,039,682)	(2,257,023)

Total Institutional Class Shares	(467,226)	(2,238,005)	(1,173,318)

Total change in shares	(657,987)	(3,886,729)	(2,074,002)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	Effective March 1, 2012, Class B Shares were converted to Class A Shares.
(c)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide High Yield Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2013 (g)(h)	$6.14	0.12	0.18	0.30	(0.12)	(0.12)	–	$6.32	4.98%		$26,581,284	1.01%	5.89%	1.60%	22.92%
Year Ended June 30, 2013 (g)	$6.09	0.39	0.08	0.47	(0.42)	(0.42)	–	$6.14	7.82%		$27,010,702	1.13%	6.15%	1.38%	56.76%
Year Ended June 30, 2012 (g)	$6.22	0.42	(0.13)	0.29	(0.42)	(0.42)	–	$6.09	5.06%		$36,305,809	1.20%	6.98%	1.33%	50.00%
Year Ended June 30, 2011 (g)	$5.89	0.48	0.34	0.82	(0.49)	(0.49)	–	$6.22	14.30%		$40,987,009	1.20%	7.73%	1.37%	55.00%
Year Ended June 30, 2010 (g)	$5.16	0.57	0.71	1.28	(0.55)	(0.55)	–	$5.89	25.49%		$36,333,534	1.20%	9.80%	1.38%	61.00%
Year Ended June 30, 2009 (g)	$6.19	0.50	(1.00)	(0.50)	(0.53)	(0.53)	–	$5.16	(7.12%	)	$39,859,100	1.20%	9.96%	1.33%	92.00%

Class C Shares
Period Ended October 31, 2013 (g)(h)	$6.17	0.11	0.19	0.30	(0.11)	(0.11)	–	$6.36	4.95%		$7,610,065	1.50%	5.36%	2.08%	22.92%
Year Ended June 30, 2013 (g)	$6.09	0.37	0.08	0.45	(0.37)	(0.37)	–	$6.17	7.49%		$7,366,722	1.40%	5.83%	1.66%	56.76%
Year Ended June 30, 2012 (g)	$6.23	0.39	(0.14)	0.25	(0.39)	(0.39)	–	$6.09	4.35%		$7,872,256	1.70%	6.46%	1.83%	50.00%
Year Ended June 30, 2011 (g)	$5.90	0.45	0.34	0.79	(0.46)	(0.46)	–	$6.23	13.72%		$9,164,527	1.70%	7.24%	1.86%	55.00%
Year Ended June 30, 2010 (g)	$5.16	0.54	0.72	1.26	(0.52)	(0.52)	–	$5.90	25.07%		$8,901,805	1.70%	9.27%	1.88%	61.00%
Year Ended June 30, 2009 (g)	$6.19	0.48	(1.01)	(0.53)	(0.50)	(0.50)	–	$5.16	(7.60%	)	$7,071,706	1.70%	9.41%	1.86%	92.00%

Institutional Service Class Shares
Period Ended October 31, 2013 (g)(h)	$6.18	0.12	0.19	0.31	(0.12)	(0.12)	–	$6.37	5.11%		$92,615	1.00%	5.85%	1.58%	22.92%
Period Ended June 30, 2013 (g)(i)	$6.23	0.23	(0.04)	0.19	(0.24)	(0.24)	–	$6.18	2.94%		$88,199	0.94%	6.06%	1.21%	56.76%

Institutional Class Shares
Period Ended October 31, 2013 (g)(h)	$6.18	0.13	0.18	0.31	(0.13)	(0.13)	–	$6.36	5.04%		$20,694,209	0.75%	6.11%	1.33%	22.92%
Year Ended June 30, 2013 (g)	$6.14	0.41	0.09	0.50	(0.46)	(0.46)	–	$6.18	8.25%		$22,984,179	0.84%	6.42%	1.05%	56.76%
Year Ended June 30, 2012 (g)	$6.27	0.44	(0.13)	0.31	(0.44)	(0.44)	–	$6.14	5.27%		$36,611,570	0.95%	7.23%	1.01%	50.00%
Year Ended June 30, 2011 (g)	$5.94	0.50	0.34	0.84	(0.51)	(0.51)	–	$6.27	14.47%		$44,749,982	0.95%	7.97%	1.03%	55.00%
Year Ended June 30, 2010 (g)	$5.20	0.59	0.71	1.30	(0.56)	(0.56)	–	$5.94	25.80%		$37,151,647	0.95%	10.08%	1.05%	61.00%
Year Ended June 30, 2009 (g)	$6.23	0.52	(1.01)	(0.49)	(0.54)	(0.54)	–	$5.20	(6.83%	)	$61,421,152	0.95%	10.07%	1.06%	92.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Inflation-Protected Securities Fund

For the annual period ended October 31, 2013, the Nationwide Inflation-Protected Securities Fund (Institutional Class) registered -6.09 % versus -6.39% for its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM. For broader comparison, the median return for the Fund’s closest Lipper peer category of Inflation-Protected Bond Funds (consisting of 203 funds as of October 31, 2013) was -6.44% for the same time period.

Treasury Inflation-Protected Securities (TIPS) have had a challenging year. Concern arose in the markets during the second quarter that the Federal Reserve may begin scaling back the quantitative easing program (QE) sooner than had been anticipated. This market perception had the effect of increasing interest rates, and hurting the relative performance of less-liquid and longer-duration securities. While these concerns largely abated in the third quarter, TIPS did not recover as fully as other asset classes. Also, inflation did not accelerate materially during the period, which negatively impacted TIPS returns.

Consistent with the benchmark, and the objective of the Fund, the portfolio was fully invested in Treasury Inflation-Protected Securities (TIPS) during the period, excluding a cash position for liquidity purposes.

Within the TIPS position, the shorter-duration holdings provided the most relative performance as interest rates were higher relative to the start of the period. The portfolio had an overweight position in shorter-duration TIPS, as well as an overall portfolio duration that was shorter than the benchmark, benefiting relative performance. Longer-duration TIPS holdings detracted as interest rates were higher relative to the start of the period.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

The Fund is subject to the risks of investing in fixed-income securities. The Fund also is subject to inflation-protected bonds risk since the inflation adjustment feature of these bonds can cause them to have lower yields than those of conventional fixed-rate bonds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Inflation-Protected Securities Fund

Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Highlights

•

The Nationwide Inflation-Protected Securities Fund Institutional Class registered -6.09% for the annual period, outperforming the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM by 0.30% and the Lipper peer category median by 0.35%.

•	The portfolio had an overweight position in shorter-duration TIPS, as well as an overall portfolio duration that was shorter than the benchmark, benefiting relative performance.

•	The TIPS category was weak relative to other fixed-income investments, as longer-duration TIPS were significantly impacted by higher rates during the period.

Asset Allocation†

U.S. Treasury Bonds	99.5%
Mutual Fund	0.3%
Other assets in excess of liabilities	0.2%
100.0%

Top Holdings††

U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/17	14.9%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/16	14.2%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 07/15/22	13.7%
U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/25	13.5%
U.S. Treasury Inflation Indexed Bonds, 1.88%, 07/15/15	11.7%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 02/15/41	8.6%
U.S. Treasury Inflation Indexed Bonds, 1.13%, 01/15/21	7.7%
U.S. Treasury Inflation Indexed Bonds, 3.63%, 04/15/28	7.3%
U.S. Treasury Inflation Indexed Bonds, 3.88%, 04/15/29	4.6%
U.S. Treasury Inflation Indexed Bonds, 0.63%, 07/15/21	3.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08%	0.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

Fund Performance	Nationwide Inflation-Protected Securities Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	Inception[4]
Class A	w/o SC1	(6.29)%	(5.22)%
	w/ SC2	(10.31)%	(8.79)%
Institutional Class[3]		(6.09)%	(4.94)%

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.25%	0.80%
Institutional Class	0.75%	0.30%

*Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Since inception date of September 17, 2012.

Fund Performance (con’t.)	Nationwide Inflation-Protected Securities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Inflation-Protected Securities Fund from inception through 10/31/13 versus the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM and the Consumer Price Index (CPI) from 10/1/12 through 10/31/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Inflation- Protected Securities Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	937.30	2.69	0.55
	Hypothetical	[a,b]	1,000.00	1,022.43	2.80	0.55
Institutional	Actual	[a]	1,000.00	939.30	1.47	0.30
Class Shares	Hypothetical	[a,b]	1,000.00	1,023.69	1.53	0.30

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Inflation-Protected Securities Fund

U.S. Treasury Bonds 99.5%

	Principal Amount*	Market Value

U.S. Treasury Inflation Indexed Bonds
1.88%, 07/15/15	$13,500,000	$17,089,531
0.13%, 04/15/16	19,100,000	20,784,643
0.13%, 04/15/17	20,500,000	21,827,870
1.13%, 01/15/21	9,750,000	11,262,931
0.63%, 07/15/21	4,700,000	5,095,804
0.13%, 07/15/22	20,000,000	20,133,819
2.38%, 01/15/25	13,300,000	19,750,801
3.63%, 04/15/28	5,350,000	10,718,199
3.88%, 04/15/29	3,300,000	6,749,524
2.13%, 02/15/41	9,900,000	12,629,781

Total U.S. Treasury Bonds (cost $158,019,035)		146,042,903

Mutual Fund 0.3%

	Shares

Money Market Fund 0.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (a)	508,714	508,714

Total Mutual Fund (cost $508,714)		508,714

Total Investments (cost $158,527,749) (b) — 99.8%		146,551,617

Other assets in excess of liabilities — 0.2%		305,187

NET ASSETS — 100.0%		$146,856,804

*	Principal amounts are not adjusted for inflation.

(a)	Represents 7-day effective yield as of October 31, 2013.

(b)	See notes to financial statements for tax unrealized appreciation/ (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Inflation-Protected Securities Fund
Assets:
Investments, at value (cost $158,527,749)	$146,551,617
Interest and dividends receivable	329,173
Receivable for capital shares issued	28,076
Prepaid expenses	19,254

Total Assets	146,928,120

Liabilities:
Payable for capital shares redeemed	14,337
Accrued expenses and other payables:
Investment advisory fees	19,956
Fund administration fees	9,596
Distribution fees	8
Accounting and transfer agent fees	148
Trustee fees	357
Custodian fees	890
Compliance program costs (Note 3)	210
Professional fees	21,847
Printing fees	1,646
Other	2,321

Total Liabilities	71,316

Net Assets	$146,856,804

Represented by:
Capital	$162,442,475
Accumulated distributions in excess of net investment loss	(126,619)
Accumulated net realized losses from investment transactions	(3,482,920)
Net unrealized appreciation/(depreciation) from investments	(11,976,132)

Net Assets	$146,856,804

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Inflation-Protected Securities Fund
Net Assets:
Class A Shares	$39,275
Institutional Class Shares	146,817,529

Total	$146,856,804

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,173
Institutional Class Shares	15,552,521

Total	15,556,694

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.41
Institutional Class Shares	$9.44
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.63

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest income	$370,895
Dividend income	7,163

Total Income	378,058

EXPENSES:
Organization and offering costs	60,251
Investment advisory fees	474,384
Fund administration fees	111,166
Distribution fees Class A	72
Registration and filing fees	8,681
Professional fees	51,480
Printing fees	8,365
Trustee fees	6,696
Custodian fees	7,528
Accounting and transfer agent fees	346
Compliance program costs (Note 3)	709
Other	7,404

Total expenses before and expenses reimbursed	737,082

Earnings credit (Note 5)	(1)
Expenses reimbursed by adviser (Note 3)	(166,823)

Net Expenses	570,258

NET INVESTMENT LOSS	(192,200)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,482,920)
Net change in unrealized appreciation/(depreciation) from investments	(12,140,544)

Net realized/unrealized losses from investments	(15,623,464)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,815,664)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Inflation-Protected Securities Fund
	Year Ended October 31, 2013	Period Ended October 31, 2012 (a)
Operations:
Net investment income/(loss)	$(192,200)	$112,236
Net realized losses from investment transactions	(3,482,920)	–
Net change in unrealized appreciation/(depreciation) from investments	(12,140,544)	164,412

Change in net assets resulting from operations	(15,815,664)	276,648

Distributions to Shareholders From:
Net investment income:
Class A	(17)	–
Institutional Class	(172,628)	–

Change in net assets from shareholder distributions	(172,645)	–

Change in net assets from capital transactions	116,249,354	46,319,111

Change in net assets	100,261,045	46,595,759

Net Assets:
Beginning of year	46,595,759	–

End of year	$146,856,804	$46,595,759

Accumulated undistributed (distributions in excess of) net investment income/(loss) at end of year	$(126,619)	$119,455

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,514	$21,223
Dividends reinvested	13	–
Cost of shares redeemed	(12)	–

Total Class A Shares	19,515	21,223

Institutional Class Shares
Proceeds from shares issued	202,402,817	47,067,676
Dividends reinvested	172,628	–
Cost of shares redeemed	(86,345,606)	(769,788)

Total Institutional Class Shares	116,229,839	46,297,888

Change in net assets from capital transactions	$116,249,354	$46,319,111

SHARE TRANSACTIONS:
Class A Shares
Issued	2,056	2,117
Reinvested	1	–
Redeemed	(1)	–

Total Class A Shares	2,056	2,117

Institutional Class Shares
Issued	20,125,559	4,708,024
Reinvested	17,246	–
Redeemed	(9,221,280)	(77,028)

Total Institutional Class Shares	10,921,525	4,630,996

Total change in shares	10,923,581	4,633,113

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2013 (f)	$10.05	–	(0.63)	(0.63)	(0.01)	(0.01)	$9.41	(6.29%	)	$39,275	0.55%	(0.05%	)	0.65%	37.88%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.03	0.05	–	–	$10.05	0.50%		$21,277	0.55%	1.75%		0.92%	0.00%

Institutional Class Shares
Year Ended October 31, 2013 (f)	$10.06	(0.01)	(0.60)	(0.61)	(0.01)	(0.01)	$9.44	(6.09%	)	$146,817,529	0.30%	(0.10%	)	0.39%	37.88%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.04	0.06	–	–	$10.06	0.60%		$46,574,482	0.30%	2.03%		0.68%	0.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Money Market Fund

For the annual period ended October 31, 2013, the Nationwide Money Market Fund (Institutional Class) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet Prime Retail Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Institutional Money Market Funds (consisting of 286 funds as of October 31, 2013) was 0.01% for the same time period.

Over the past year, banking instruments (particularly European banks) provided the most opportunity for yield, while repurchase agreements (used for liquidity purposes) contributed the least to performance. Below, we have also included a market discussion for each of the previous four quarters during the reporting period.

Throughout the fourth quarter of 2012, the recovery continued to plod along, making slow progress — with the notable highlights of housing, which exhibited some real strength, and employment numbers, which also showed some real promise. In addition, Hurricane Sandy, while devastating to those who suffered damage, did not have the huge overall economic impact that had been feared when the extent of the destruction was revealed. The elections don’t seem to have left much wake, either. Money market funds faced rate pressure, however, from the Federal Reserve’s continued commitment to easing, including the announcement that the Fed would stick with the program as long as the U.S. unemployment rate remained above 6.5%. The Fed funds target rate, at between zero and 0.25%, was likely to dampen yields on short-term securities for the foreseeable future. While the fiscal cliff debate was ultimately resolved, the standoff in Washington throughout the fourth quarter and the threat of a fall off the cliff hampered economic growth, as companies across the country postponed committing to new spending till the issue was clearer. The expiration of the FDIC’s unlimited insurance on non-interest-bearing checking accounts at the end of the quarter meant additional rate pressure going forward.

The first quarter of 2013 was marked by improving economic conditions. The housing market showed particular strength, with better pricing, lower inventory, and fewer regional issues, and sales of existing homes and housing starts showing increases. Manufacturing, autos, employment and consumer confidence all looked more promising. While the Federal Reserve (the Fed) began to acknowledge the improved conditions during the quarter, statements from Federal Open Market Committee (FOMC) meetings did not indicate any immediate change in policy. The FOMC continued its commitment to keep to a 0% to 0.25% federal funds target as long as unemployment remained above 6.5% and projected inflation ran no more than a half point above its 2% target. There were more signs of dissent among FOMC members on the benefits and risks of quantitative easing, however, and the quarter ended with some speculation in the markets that the Fed might consider scaling back its monthly purchases of $85 billion in longer-term Treasury and agency mortgage-backed securities at some point in 2013. As has become routine, much of the quarter was dogged by distractions from Washington, this time in the form of the spending sequester, which went into effect March 1. The sequester failed to have an immediate impact on the recovery, but is expected to make itself felt in the second quarter of 2013. Late in the quarter, a banking crisis in Cyprus was resolved fairly quickly. There was no impact to any of the European banks on Federated’s approved list of issuers.

The second quarter of 2013 brought continued, if sporadic, improvement in economic conditions, aided by stronger employment numbers and a notably resilient housing sector, helping the recovery avoid the mid-year slump seen in the past few years. With those improvements, a gradually-evolving stance developed within the Federal Reserve’s Federal Open Market Committee (FOMC) in regard to the future of the Fed’s monthly quantitative easing (QE) purchases of $85 billion of Treasury bonds and mortgage-backed securities. Over the three-month period, FOMC members gradually voiced increasing confidence in the recovery, and concerns about the consequences of endless easing, and by the end of the second quarter, Fed Chairman Ben Bernanke was openly predicting that the Fed might start to taper off QE purchases in the

Fund Commentary (con’t.)	Nationwide Money Market Fund

second half of 2013. Bernanke made it clear, though, that the federal funds target rate was likely to remain at 0% to 0.25% as long as unemployment remained above 6.5% and projected inflation ran no more than a half point above its 2% target. The quarter also saw markets moving beyond the distractions from Washington that had plagued economic growth for some time; the spending cuts associated with the federal budget sequester, while having some direct effect on government employment and spending, did not provide the drag to the recovery that some had warned would occur.

During the third quarter of 2013, extremely low money market rates dipped further over the July-September period despite a rash of economic data — housing, manufacturing and auto sales in particular — that suggested economic growth was picking up and despite strong indications that Federal Reserve policymakers were on the verge of beginning to back off from five years of extraordinary monetary accommodation. Normally, a stronger economy and a less-accommodative Fed would send interest rates higher—and that did happen on the longer end of the yield curve, with the 10-year Treasury jumping from 2.48% at the end of June to nearly 3% by early September before settling back to 2.62% on Washington’s fiscal theatrics and the Fed’s decision to delay pulling back. On the short end, however, overnight Treasury and mortgage repo rates fell from the low teens to the mid-single digits, Treasury bill yields ticked even lower and credit rates declined across the curve over the same three-month period. With the showdown over a continuing resolution to keep funding government turning into a proxy over the implementation of the Affordable Care Act, and with the timing of the start of the Fed’s tapering of $85 billion of monthly bond purchases in doubt, the quarter ended rather messily. This means short-term rates likely will remain lower for a little longer, but save an unforeseen collapse in the economy and a total breakdown of government, the bias should remain for rates to eventually move higher.

Subadviser:

Federated Investment Management Company

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Money Market Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

Asset Allocation†

Commercial Paper	48.8%
Corporate Bonds	16.2%
Municipal Bonds	9.0%
U.S. Treasury Bill	8.1%
Mutual Fund	6.5%
Certificates of Deposit	5.7%
Repurchase Agreement	3.8%
Asset-Backed Securities	2.2%
Liabilities in excess of other assets	(0.3)%
100.0%

Top Industries††

Banking	16.4%
Finance-Retail	11.7%
Sovereign	11.7%
Finance-Automotive	9.2%
Asset Management	6.5%
Finance-Commercial	5.9%
Oil & Oil Finance	3.7%
Electric Power	3.5%
Pharmaceuticals and Health Care	3.2%
Insurance	2.6%
Other Industries*	25.6%
100.0%

Top Holdings††

U.S. Treasury Bill, 0.17%, 11/14/13	8.1%
Federated Prime Obligations Fund, Institutional Shares	6.5%
BlackRock MuniYield Investment Quality Fund, 0.15%, 10/01/13	3.1%
Sumitomo Mitsui Banking Corp., 0.24%, 11/01/13	2.7%
BlackRock Investment Quality Municipal Trust, Inc., 0.15%, 10/01/13	2.6%
Bank of America N.A., 0.25%, 12/16/13	2.4%
Bank of America N.A., 0.26%, 12/11/13	2.4%
Erste Abwicklungsanstalt, 11/21/13	2.4%
Kells Funding, LLC, 0.22%, 11/15/13	2.0%
Toyota Motor Credit Corp., 0.26%, 02/24/14	2.0%
Other Holdings*	65.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return

(For periods ended October 31, 2013)	1 Yr.	5 Yr.	10 Yr.
Prime[1]	0.00%	0.04%	1.53%
Institutional Class[1]	0.00%	0.04%	1.50%
Service Class[1]	0.00%	0.03%	1.43%

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Prime	0.62%	0.62%
Institutional Class	0.48%	0.48%
Service Class	0.88%	0.77%

*Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Not subject to any sales charges.

Fund Performance (con’t.)	Nationwide Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Money Market Fund versus the iMoneyNet Prime Retail Index and the Consumer Price Index (CPI) over a 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Money Market Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Prime Shares	Actual	[a]	1,000.00	1,000.00	1.01	0.20
	Hypothetical	[a,b]	1,000.00	1,024.20	1.02	0.20
Institutional Class Shares	Actual	[a]	1,000.00	1,000.00	1.01	0.20
	Hypothetical	[a,b]	1,000.00	1,024.20	1.02	0.20
Service Class Shares	Actual	[a]	1,000.00	1,000.00	1.01	0.20
	Hypothetical	[a,b]	1,000.00	1,024.20	1.02	0.20

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Money Market Fund

Asset-Backed Securities 2.2%

	Principal Amount	Market Value

Banking 1.4%
HLSS Servicer Advance Receivables Trust, Series 2013-MM1, Class A, 0.37%, 09/15/14 (a)(b)	$17,000,000	$17,000,000

Finance-Automotive 0.1%
Enterprise Fleet Financing LLC, Series 2013-1, Class A1, 0.26%, 03/20/14 (b)	1,267,007	1,267,007

Finance-Equipment 0.7%
CNH Equipment Trust, Series 2013-A, Class A1, 0.23%, 03/14/14	7,782,903	7,782,903
Volvo Financial Equipment LLC, Series 2013-1, Class A1, 0.26%, 04/15/14 (b)	1,331,851	1,331,851

		9,114,754

Total Asset-Backed Securities (cost $27,381,761)		27,381,761

Certificates of Deposit 5.7%
Banking 5.7%
Bank of Montreal 0.34%, 07/11/14 (c)	13,000,000	13,000,000
0.24%, 09/17/14	10,000,000	10,000,000
PNC Bank N.A., 0.50%, 07/18/14 (c)	10,000,000	10,000,000
Sumitomo Mitsui Banking Corp., 0.24%, 11/01/13	32,900,000	32,900,000
Toronto Dominion Bank, 0.32%, 07/10/14	5,000,000	5,000,000

		70,900,000

Total Certificates of Deposit (cost $70,900,000)		70,900,000

Commercial Paper 48.8%
Banking 2.7%
Bedford Row Funding Corp. 0.30%, 04/14/14 (b)	5,000,000	4,993,167
0.33%, 06/06/14 (b)	5,000,000	4,990,054
0.32%, 09/26/14 (b)	20,000,000	19,941,511
Matchpoint Master Trust, 0.25%, 12/13/13 (b)	4,000,000	3,998,833

		33,923,565

Chemicals 2.0%
BASF SE 0.10%, 12/02/13 (b)	20,000,000	19,998,278
0.29%, 02/27/14 (b)	5,000,000	4,995,247

		24,993,525

Commercial Paper (continued)

	Principal Amount	Market Value

Electric Power 3.5%
Electricite de France SA 0.20%, 11/27/13 (b)	$23,000,000	$22,996,743
0.21%, 12/30/13 (b)	20,000,000	19,993,117

		42,989,860

Finance-Automotive 7.1%
FCAR Owner Trust 0.10%, 11/01/13	3,000,000	3,000,000
0.26%, 12/03/13	4,500,000	4,498,960
0.26%, 12/16/13	5,000,000	4,998,375
0.28%, 01/28/14	20,400,000	20,386,037
0.21%, 03/03/14	15,000,000	14,989,325
0.21%, 04/01/14	3,000,000	2,997,358
Toyota Motor Credit Corp. 0.22%, 03/05/14	10,000,000	9,992,422
0.20%, 03/11/14	17,000,000	17,000,000
0.20%, 03/19/14 (c)	10,000,000	10,000,000

		87,862,477

Finance-Commercial 4.0%
Fairway Finance Co. LLC 0.16%, 11/05/13 (b)	10,000,000	9,999,822
0.19%, 12/18/13 (b)(c)	20,000,000	20,000,000
General Electric Capital Corp., 0.14%, 12/18/13	20,000,000	19,996,345

		49,996,167

Finance-Retail 11.8%
Chariot Funding LLC 0.24%, 03/07/14 (b)	1,600,000	1,598,656
0.24%, 03/27/14 (b)	4,000,000	3,996,106
0.23%, 04/29/14 (b)	20,000,000	19,977,128
0.30%, 06/13/14 (b)	15,000,000	14,972,000
Jupiter Securitization Co. LLC 0.24%, 12/10/13 (b)	7,200,000	7,198,128
0.24%, 12/12/13 (b)	5,000,000	4,998,634
0.24%, 02/06/14 (b)	13,000,000	12,991,593
0.30%, 03/24/14 (b)	10,000,000	9,988,083
0.24%, 04/02/14 (b)	25,000,000	24,974,667
Salisbury Receivables Co. LLC 0.20%, 11/15/13 (b)	25,000,000	24,998,056
0.20%, 01/21/14 (b)	20,000,000	19,991,000

		145,684,051

Oil & Oil Finance 3.2%
ConocoPhillips Qatar Funding Ltd.
0.15%, 11/04/13 (b)	9,000,000	8,999,888
0.20%, 12/06/13 (b)	20,000,000	19,996,111
Exxon Mobil Corp., 0.17%, 11/12/13	10,000,000	9,999,480

		38,995,479

Statement of Investments (Continued)

October 31, 2013

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Pharmaceuticals and Health Care 0.8%
Sanofi-Aventis SA, 0.09%, 12/30/13 (b)	$10,000,000	$9,998,525

Retail 2.0%
Wal-Mart Stores, Inc., 0.12%, 11/04/13 (b)	25,000,000	24,999,750

Sovereign 11.7%
Caisse des Depots et Consignations 0.22%, 01/27/14 (b)	5,000,000	4,997,341
0.25%, 04/17/14 (b)	10,000,000	9,988,403
Erste Abwicklungsanstalt 0.17%, 11/21/13 (b)	30,000,000	29,997,166
0.14%, 11/27/13 (b)	20,000,000	19,997,978
0.19%, 01/31/14 (b)	15,000,000	14,992,796
Kells Funding, LLC 0.24%, 11/07/13	14,000,000	13,999,440
0.22%, 11/15/13 (b)(c)	25,000,000	25,000,387
0.22%, 01/06/14	18,000,000	17,992,740
0.24%, 01/13/14 (b)	8,500,000	8,495,864

		145,462,115

Total Commercial Paper (cost $604,905,514)		604,905,514

Corporate Bonds 16.2%
Banking 6.6%
Bank of America N.A. 0.26%, 12/11/13	30,000,000	30,000,000
0.25%, 12/16/13	30,000,000	30,000,000
Bank of New York Mellon Corp. (The), 4.30%, 05/15/14	7,000,000	7,150,481
Wells Fargo Bank N.A., 0.37%, 09/22/14 (c)	15,000,000	15,000,000

		82,150,481

Finance-Automotive 2.0%
Toyota Motor Credit Corp., 0.26%, 02/24/14 (c)	25,000,000	25,000,000

Finance-Commercial 1.9%
General Electric Capital Corp. 3.13%, 03/12/14	4,500,000	4,545,496
0.94%, 04/24/14 (c)	1,060,000	1,063,568
5.90%, 05/13/14	14,174,000	14,595,222
0.89%, 06/02/14 (c)	1,460,000	1,465,545
5.50%, 06/04/14	1,500,000	1,545,357
5.65%, 06/09/14	459,000	473,635

		23,688,823

Food & Beverage 0.1%
Coca-Cola Co. (The), 3.63%, 03/15/14	570,000	576,897

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 2.6%
Metropolitan Life Global Funding I 0.66%, 12/12/13 (b)(c)	$2,800,000	$2,801,267
0.99%, 01/10/14 (b)(c)	7,275,000	7,285,607
2.00%, 01/10/14 (b)	12,629,000	12,669,683
0.60%, 03/19/14 (b)(c)	3,050,000	3,053,781
5.13%, 06/10/14 (b)	5,595,000	5,754,777
New York Life Global Funding, 1.85%, 12/13/13 (b)	535,000	535,956

		32,101,071

Oil & Oil Finance 0.6%
Shell International Finance BV, 4.00%, 03/21/14	6,500,000	6,589,930

Pharmaceuticals and Health Care 2.4%
AstraZeneca PLC, 5.40%, 06/01/14	3,310,000	3,407,164
Eli Lilly & Co., 4.20%, 03/06/14	5,000,000	5,064,529
Merck & Co., Inc., 5.30%, 12/01/13 (c)	20,345,000	20,428,497
Sanofi-Aventis SA, 1.20%, 09/30/14	1,025,000	1,033,542

		29,933,732

Total Corporate Bonds (cost $200,040,934)		200,040,934

Municipal Bonds 9.0%
Illinois 1.6%
Illinois State, GO, 0.19%, 11/01/13 (b)(c)	20,000,000	20,000,000

Massachusetts 0.9%
Amherst College, RB, 0.08%, 11/07/13 (c)	10,550,000	10,550,000

Other Territories 5.7%
BlackRock Investment Quality Municipal Trust, Inc., 0.15%, 11/01/13 (b)(c)	32,100,000	32,100,000
BlackRock MuniYield Investment Quality Fund, 0.15%, 11/01/13 (b)(c)	38,405,000	38,405,000

		70,505,000

Texas 0.8%
Texas Utilities Electric Co., RB, 0.23%, 11/06/13 (c)	10,000,000	10,000,000

Total Municipal Bonds (cost $111,055,000)		111,055,000

Statement of Investments (Continued)

October 31, 2013

Nationwide Money Market Fund (Continued)

Mutual Fund 6.5%

	Shares	Market Value

Asset Management 6.5%
Federated Prime Obligations Fund, Institutional Shares, 0.03% (d)	80,974,914	$80,974,914

Total Mutual Fund (cost $80,974,914)		80,974,914

Repurchase Agreement 3.8%

	Principal Amount	Market Value

ING Financial Markets LLC, 0.10%, dated 10/31/2013, due 11/01/2013, repurchase price $47,434,132, collateralized by U.S. Government Agency Securities, ranging from 0.49%-5.86%, maturing 02/25/33-03/15/41; total market value $48,857,632.	$47,434,000	47,434,000

Total Repurchase Agreement (cost $47,434,000)		47,434,000

U.S. Treasury Bill 8.1%
U.S. Treasury Bill, 0.17%, 11/14/13	100,000,000	99,993,861

Total U.S. Treasury Bill (cost $99,993,861)		99,993,861

Total Investments (cost $1,242,685,984) (e) — 100.3%		1,242,685,984

Liabilities in excess of other assets — (0.3)%		(3,344,834)

NET ASSETS — 100.0%		$1,239,341,150

(a)	Illiquid security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2013 was $597,259,961 which represents 48.19% of net assets.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date represents the actual maturity date.

(d)	Represents 7-day effective yield as of October 31, 2013.
(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

BV	Private Limited Liability Company

GO	General Obligation

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

RB	Revenue Bond

SA	Stock Company

SE	European Public Limited Liability Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Money Market Fund
Assets:
Investments, at value (cost $1,195,251,984)	$1,195,251,984
Repurchase agreement, at value and cost	47,434,000

Total Investments	1,242,685,984

Cash	2,987
Interest and dividends receivable	1,576,837
Receivable for capital shares issued	243,571
Prepaid expenses	624,013

Total Assets	1,245,133,392

Liabilities:
Payable for capital shares redeemed	4,684,859
Accrued expenses and other payables:
Investment advisory fees	675,695
Fund administration fees	74,200
Distribution fees	438
Administrative servicing fees	242,365
Accounting and transfer agent fees	26,184
Trustee fees	55
Custodian fees	3,108
Compliance program costs (Note 3)	447
Professional fees	27,230
Printing fees	56,266
Other	1,395

Total Liabilities	5,792,242

Net Assets	$1,239,341,150

Represented by:
Capital	$1,240,966,034
Accumulated net realized losses from investment transactions	(1,624,884)

Net Assets	$1,239,341,150

Net Assets:
Prime Shares	$478,966,485
Institutional Class Shares	756,427,752
Service Class Shares	3,946,913

Total	$1,239,341,150

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	479,616,557
Institutional Class Shares	757,666,755
Service Class Shares	3,953,560

Total	1,241,236,872

Net asset value and redemption price per share (Net assets by Class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Money Market Fund
INVESTMENT INCOME:
Interest income	$3,236,859
Dividend income	55,660

Total Income	3,292,519

EXPENSES:
Investment advisory fees	5,472,824
Fund administration fees	665,386
Distribution fees Service Class	5,959
Administrative servicing fees Prime Class	750,135
Administrative servicing fees Service Class	9,917
Registration and filing fees	40,249
Professional fees	64,862
Printing fees	81,348
Trustee fees	46,846
Custodian fees	46,360
Accounting and transfer agent fees	261,967
Compliance program costs (Note 3)	4,151
Other	30,834

Total expenses before earnings credit and fees waived	7,480,838

Earnings credit (Note 5)	(5,544)
Distribution fees voluntarily waived — Service Class (Note 3)	(5,959)
Investment advisory fees waived (Note 3)	(4,978)
Investment advisory fees voluntarily waived (Note 3)	(3,411,786)
Administrative servicing fees voluntarily waived — Prime Class (Note 3)	(750,135)
Administrative servicing fees voluntarily waived — Service Class (Note 3)	(9,917)

Net Expenses	3,292,519

NET INVESTMENT INCOME	–

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	8,928

Net realized/unrealized gains from investments	8,928

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,928

Amount designated as “–“ is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$–	$–
Net realized gains from	8,928	5,247

Change in net assets resulting from operations	8,928	5,247

Change in net assets from capital transactions	(253,686,956)	(324,841,880)

Change in net assets	(253,678,028)	(324,836,633)

Net Assets:
Beginning of year	1,493,019,178	1,817,855,811

End of year	$1,239,341,150	$1,493,019,178

CAPITAL TRANSACTIONS:
Prime Shares
Proceeds from shares issued	$287,846,721	$182,505,637
Dividends reinvested	–	–
Cost of shares redeemed	(310,452,560)	(237,729,609)

Total Prime Class Shares	(22,605,839)	(55,223,972)

Institutional Class Shares
Proceeds from shares issued	297,352,004	204,698,733
Dividends reinvested	–	–
Cost of shares redeemed	(528,374,499)	(473,723,564)

Total Institutional Class Shares	(231,022,495)	(269,024,831)

Service Class Shares
Proceeds from shares issued	1,187,971	3,756,652
Dividends reinvested	–	–
Cost of shares redeemed	(1,246,593)	(4,349,729)

Total Service Class Shares	(58,622)	(593,077)

Change in net assets from capital transactions	$(253,686,956)	$(324,841,880)

SHARE TRANSACTIONS:
Prime Shares
Issued	287,846,721	182,505,639
Reinvested	–	–
Redeemed	(310,452,560)	(237,729,609)

Total Prime Class Shares	(22,605,839)	(55,223,970)

Institutional Class Shares
Issued	297,352,004	204,698,744
Reinvested	–	–
Redeemed	(528,374,499)	(473,723,564)

Total Institutional Class Shares	(231,022,495)	(269,024,820)

Service Class Shares
Issued	1,187,971	3,756,652
Reinvested	–	–
Redeemed	(1,246,593)	(4,349,728)

Total Service Class Shares	(58,622)	(593,076)

Total change in shares	(253,686,956)	(324,841,866)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

		Operations		Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)
Prime Shares
Year Ended October 31, 2013 (b)	$1.00	–	–	–	–	$1.00	–	$478,966,485	0.23%	–	0.63%
Year Ended October 31, 2012 (b)	$1.00	–	–	–	–	$1.00	–	$501,569,163	0.30%	–	0.61%
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	$1.00	–	$556,791,477	0.28%	–	0.58%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	$1.00	–	$616,494,107	0.32%	–	0.61%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–	$1.00	0.19%	$597,178,079	0.58%	0.20%	0.70%

Institutional Class Shares
Year Ended October 31, 2013 (b)	$1.00	–	–	–	–	$1.00	–	$756,427,752	0.23%	–	0.48%
Year Ended October 31, 2012 (b)	$1.00	–	–	–	–	$1.00	–	$987,444,505	0.30%	–	0.47%
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	$1.00	–	$1,256,465,761	0.27%	–	0.45%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	$1.00	–	$1,358,498,485	0.32%	–	0.49%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–	$1.00	0.21%	$1,609,662,042	0.56%	0.23%	0.61%

Service Class Shares
Year Ended October 31, 2013 (b)	$1.00	–	–	–	–	$1.00	–	$3,946,913	0.23%	–	0.88%
Year Ended October 31, 2012 (b)	$1.00	–	–	–	–	$1.00	–	$4,005,510	0.30%	–	0.87%
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	$1.00	–	$4,598,573	0.28%	–	0.85%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	$1.00	–	$6,639,697	0.32%	–	0.89%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–	$1.00	0.15%	$9,285,856	0.63%	0.18%	0.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Short Duration Bond Fund

For the annual period ended October 31, 2013, the Nationwide Short Duration Bond Fund (Service Class) registered -0.10% versus 0.77% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 276 funds as of October 31, 2013) was 0.63% for the same time period.

This fund experienced a management change on June 16, 2013. For the period from November 1, 2012, through June 16, 2013, the Nationwide Short Duration Bond Fund registered -0.25%, compared with the benchmark return of 0.42%. Performance during the period was impacted by the rising interest rate environment, with relative performance impacted by a longer duration than the benchmark.

For the period from June 17, 2013, through October 31, 2013, the Fund returned 0.15%, compared with the benchmark return of 0.38%.

Market Environment

Interest rates increased modestly during the period of June 17, 2013*, to October 31, 2013, continuing a sharp rise that began six weeks earlier. Short-term interest rates rose less than 10 basis points, while rates beyond five years increased between 25 and 35 basis points. Ten-year Treasury yields finished 37 basis points higher, while 30-year yields added 29 basis points. As a result, the five-year Treasury registered -0.7% for the period, while 10-year and 30-year returns were -2.4% and -4.1%, respectively. Investment-grade corporate bonds advanced 0.3% as spreads narrowed 12 basis points on average. High-yield securities performed even better, returning 3.1% for the period, and significantly outperformed Treasurys as spreads continued to narrow.

Agency mortgage-backed securities gained 0.7% for the period June 17, 2013*, to October 31, 2013outperforming equivalent duration Treasurys by 98 basis points as option-adjusted spreads narrowed by 12 basis points. At 41 basis points, agency mortgage spreads are below long-term averages, supported for the time being by the

Federal Reserve’s low interest rate policy and continued purchases of $40 billion of agency mortgage-backed securities each month. The Federal Reserve’s decision not to begin reducing U.S. Treasury and agency mortgage bond purchases in September surprised the market, resulting in strong gains for mortgages. The Fed also continues to reinvest principal payments and maturities into agency mortgage-backed securities, which approximates an additional $25 billion to $30 billion per month.

Portfolio Performance and Return Drivers

Performance was negatively impacted by the Fund’s yield curve positioning and the overweight to asset-backed securities, which lagged the performance of other sectors. Performance was enhanced by the Fund’s overweight to both corporate bonds and mortgage-backed securities, while the slightly defensive duration posture was a small positive contributor.

Outlook and Positioning

Going forward, the investment team’s near-term outlook is for a continuation of the present environment of very low interest rates and, consequently, the continued search for yield by investors. Although the Fed is having an intense debate internally about its bond purchase program, it’s unlikely that purchases will be reduced at either of the next two Fed meetings in the remainder of this year. The Fed is concerned over the negative effects of continued quantitative easing, such as the misallocation of capital and speculation in the credit markets, but the Fed’s initial attempts at winding down the program caused so much panic that it was forced to delay any action. At the same time, the Fed is also trying to convince investors that a reduction in bond purchases is not the same thing as a tightening of policy, and that any need to raise short-term interest rates is still far in the future.

Against this backdrop, the team will remain short duration versus their benchmark to protect against a spike in rates, while maintaining an overweight to corporate bonds, mortgage-backed and asset-backed securities. These sectors of the fixed-income market currently offer better relative value than extraordinarily

Fund Commentary (con’t.)	Nationwide Short Duration Bond Fund

low-yielding Treasurys. Additions to the portfolio included Citigroup, Mylan and Merck corporate bonds, while sales included AutoZone, Medco Health, and several Treasury positions.

The portfolio does not hold any derivatives.

Subadviser:

HighMark Capital Management, Inc.*

Portfolio Managers:

E. Jack Montgomery, Jeffrey Klein, Gregory Lugosi and David Wines

*HighMark Capital Management, Inc. became subadviser for the Fund on June 17, 2013.

The Fund is subject to interest of investing in fixed-income securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Short Duration Bond Fund

Objective

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Highlights

•

The Nationwide Short Duration Bond Fund Service Class registered -0.10% for the annual period, underperforming the Barclays U.S. 1-3 Year Government/Credit Bond Index by 0.87% and the Lipper peer category median by 0.73%.

•	Performance was negatively impacted by the Fund’s yield curve positioning and the overweight to asset-backed securities, which lagged the performance of other sectors.

•	Performance was enhanced by the Fund’s overweight to both corporate bonds and mortgage-backed securities, while the slightly defensive duration posture was a small positive contributor.

Asset Allocation†

Corporate Bonds	48.1%
Collateralized Mortgage Obligations	14.5%
Asset-Backed Securities	13.5%
Commercial Mortgage Backed Securities	12.6%
U.S. Government Mortgage Backed Agencies	8.5%
Municipal Bond	0.8%
Yankee Dollar	0.5%
Mutual Fund	0.4%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries††

Diversified Financial Services	8.1%
Commercial Banks	7.7%
Automobiles	5.6%
Pharmaceuticals	4.1%
Diversified Telecommunication Services	3.7%
Consumer Finance	3.3%
Media	3.1%
Gas Utilities	2.5%
Insurance	2.5%
Software	2.0%
Other Industries	57.4%
100.0%

Top Holdings††

Morgan Stanley Bank of America Merrill Lynch Trust, 1.31%, 08/15/46	2.3%
Oracle Corp., 0.82%, 01/15/19	2.0%
Mylan, Inc., 7.88%, 07/15/20	1.8%
Bank of America Corp., 1.28%, 01/15/19	1.8%
AT&T, Inc., 0.88%, 02/13/15	1.8%
Citigroup, Inc., 5.00%, 09/15/14	1.7%
Verizon Communications, Inc., 2.00%, 09/14/18	1.6%
Time Warner Cable, Inc., 3.50%, 02/01/15	1.6%
American International Group, Inc., 4.25%, 09/15/14	1.6%
Merck & Co., Inc., 0.62%, 05/18/18	1.5%
Other Holdings	82.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.19)%	2.13%	2.49%
	w/SC2	(2.39)%	1.66%	2.26%
Class C3	w/o SC1	(0.54)%	1.65%	2.08%
	w/SC4	(1.29)%	1.65%	2.08%
Institutional Class[5]		0.20%	2.40%	2.78%
Service Class[5]		(0.10)%	2.05%	2.41%

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.92%	0.83%
Class C	1.39%	1.30%
Institutional Class	0.64%	0.55%
Service Class	0.98%	0.89%

*Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]

These returns for the period prior to the creation of Class C shares (02/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in SCs, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the class. If these other fees were reflected, the performance for Class C shares would have been lower.

[4]	A 0.75% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Fund Performance (con’t.)	Nationwide Short Duration Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund versus the Barclays U.S. 1-3 Year Government/Credit Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Short Duration Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Short Duration Bond Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	998.40	4.28	0.85
	Hypothetical	[a,b]	1,000.00	1,020.92	4.33	0.85
Class C Shares	Actual	[a]	1,000.00	996.10	6.54	1.30
	Hypothetical	[a,b]	1,000.00	1,018.65	6.61	1.30
Institutional Class Shares	Actual	[a]	1,000.00	999.90	2.77	0.55
	Hypothetical	[a,b]	1,000.00	1,022.43	2.80	0.55
Service Class Shares	Actual	[a]	1,000.00	998.30	4.33	0.86
	Hypothetical	[a,b]	1,000.00	1,020.87	4.38	0.86

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2013

Nationwide Short Duration Bond Fund

Asset-Backed Securities 13.5%

	Principal Amount	Market Value

Automobiles 4.8%
Ally Auto Receivables Trust Series 2012-4, Class A3, 0.59%, 01/17/17	$145,000	$145,050
Series 2012-SN1, Class A3, 0.57%, 08/20/15	240,000	240,030
Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.62%, 07/20/16	600,000	599,472
Ford Credit Auto Owner Trust, Series 2011-A, Class A4, 1.65%, 05/15/16	924,931	930,138
Harley-Davidson Motorcycle Trust, Series 2012-1, Class A3, 0.68%, 04/15/17	145,000	145,166
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3, 0.77%, 01/15/16	132,019	132,273
Mercedes-Benz Auto Receivables Trust, Series 2011-1, Class A4, 1.22%, 12/15/17	515,000	517,311
Porsche Innovative Lease Owner Trust, Series 2012-1, Class A3, 0.54%, 12/21/15 (a)	660,000	659,864
Toyota Auto Receivables Owner Trust, Series 2011-A, Class A4, 1.56%, 05/15/15	600,000	603,451
USAA Auto Owner Trust, Series 2012-1, Class A3, 0.43%, 08/15/16	225,000	224,963
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	695,000	700,777

		4,898,495

Other 8.7%
CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 02/15/16	89,574	90,417
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A1, 0.90%, 04/15/18	422,014	422,934
Cleco Katrina/Rita Hurricane Recovery Funding LLC, Series 2008-A, Class A1, 4.41%, 03/01/20	860,705	908,499
CNH Equipment Trust, Series 2012-C, Class A3, 0.57%, 12/15/17	395,000	394,701
Consumers Funding LLC, Series 2001-1, Class A6, 5.76%, 10/20/16	512,293	542,858

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Entergy Gulf States Reconstruction Funding LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	$1,001,377	$1,106,956
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A1, 2.12%, 02/01/16	296,146	299,181
GE Equipment Midticket LLC Series 2010-1, Class A4, 1.47%, 07/14/15 (a)	252,616	252,965
Series 2012-1, Class A3, 0.60%, 05/23/16	305,000	304,689
GE Equipment Small Ticket LLC, Series 2011-1A, Class A3, 1.45%, 01/21/18 (a)	103,949	104,044
GE Equipment Transportation LLC
Series 2011-1, Class A4, 1.33%, 05/20/19	606,726	607,453
Series 2013-1, Class A3, 0.69%, 11/25/16	1,000,000	998,087
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A3, 5.29%, 05/15/18	636,182	673,462
PSE&G Transition Funding LLC, Series 2001-1, Class A8, 6.89%, 12/15/17	1,200,000	1,310,613
Volvo Financial Equipment LLC, Series 2012-1A, Class A4, 1.09%, 08/15/17 (a)	710,000	712,931

		8,729,790

Total Asset-Backed Securities (cost $13,722,266)		13,628,285

Collateralized Mortgage Obligations 14.5%
FDIC Trust, Series 2013-R2, Class A, 1.25%, 03/25/33 (a)	443,175	442,676
Federal Home Loan Mortgage Corp. REMICS Series 3758, Class CD, 1.50%, 08/15/17	119,844	120,719
Series 3840, Class BA, 2.00%, 02/15/18	237,018	239,582
Series 3728, Class CA, 1.50%, 10/15/18	214,985	215,884
Series 3756, Class DA, 1.20%, 11/15/18	331,226	329,952
Series 3846, Class CK, 1.50%, 09/15/20	454,175	456,193
Series 3728, Class EA, 3.50%, 09/15/20	131,618	133,278

Statement of Investments (Continued)

October 31, 2013

Nationwide Short Duration Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3755, Class AL, 1.50%, 11/15/20	$244,577	$243,959
Series 3645, Class EH, 3.00%, 12/15/20	131,519	135,395
Series 3815, Class DE, 3.00%, 10/15/21	193,314	198,652
Series 3852, Class EA, 4.50%, 12/15/21	239,857	252,888
Series 4060, Class EA, 1.75%, 06/15/22	893,236	884,924
Series 3627, Class QG, 4.00%, 07/15/23	165,903	170,442
Series 3501, Class AC, 4.00%, 08/15/23	134,529	139,879
Series 3585, Class LA, 3.50%, 10/15/24	396,290	412,073
Series 3609, Class LE, 3.00%, 12/15/24	223,988	230,258
Series 3609, Class LC, 3.50%, 12/15/24	355,536	368,826
Series 3718, Class BC, 2.00%, 02/15/25	279,642	281,946
Series 3721, Class PE, 3.50%, 09/15/40	497,523	521,491
Federal National Mortgage Association REMICS Series 2011-69, Class AB, 1.50%, 05/25/18	434,371	435,991
Series 2011-69, Class AC, 2.00%, 05/25/18	260,623	263,291
Series 2010-30, Class DB, 2.00%, 08/25/18	134,869	136,912
Series 2010-95, Class BK, 1.50%, 02/25/20	316,080	317,391
Series 2011-47, Class MA, 2.50%, 01/25/22	228,809	233,717
Series 2012-99, Class TC, 1.50%, 09/25/22	1,173,542	1,151,319
Series 2010-50, Class AD, 3.00%, 01/25/24	73,272	74,920
Series 2010-57, Class AQ, 3.00%, 08/25/24	22,885	23,393
Series 2009-76, Class MA, 4.00%, 09/25/24	485,863	501,942
Series 2012-93, Class DP, 1.50%, 09/25/27	837,948	831,770
Series 2012-100, Class WA, 1.50%, 09/25/27	877,443	840,484
Series 2006-27, Class BF, 0.47%, 04/25/36 (b)	772,792	775,984
Series 2010-66, Class QA, 4.50%, 08/25/39	206,495	217,106

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	$296,408	$307,420
Series 2009-66, Class LG, 2.25%, 05/16/39	441,103	446,637
Series 2009-104, Class KE, 2.50%, 08/16/39	304,079	310,192
Series 2010-4, Class JC, 3.00%, 08/16/39	351,337	360,967
Series 2009-88, Class QE, 3.00%, 09/16/39	918,631	949,786
Series 2011-39, Class NE, 3.50%, 09/16/39	616,516	643,839

Total Collateralized Mortgage Obligations (cost $14,767,775)		14,602,078

Commercial Mortgage Backed Securities 12.6%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.67%, 07/10/43	400,000	418,533
CFCRE Commercial Mortgage Trust Series 2011-C2, Class A1, 1.56%, 12/15/47	329,478	331,707
Series 2011-C2, Class A2, 3.06%, 12/15/47	630,000	655,705
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1, 0.69%, 09/10/45	323,863	321,803
COMM Mortgage Trust, Series 2012-CR2, Class A2, 2.03%, 08/15/45	700,000	709,009
Commercial Mortgage Pass Through Certificates Series 2012-CR1, Class A1, 1.12%, 05/15/45	147,351	147,454
Series 2012-CR3, Class A1, 0.67%, 10/15/45	249,601	247,950
Series 2012-LC4, Class A1, 1.16%, 12/10/44	90,696	90,855
FDIC Commercial Mortgage Trust, Series 2012-C1, Class A, 0.84%, 05/25/35 (a)(b)	376,498	379,145
Federal National Mortgage Association-ACES Series 2012-M8, Class AB1, 1.36%, 05/25/22	191,157	188,439
Series 2012-M8, Class ASQ2, 1.52%, 12/25/19	115,000	115,019
Series 2012-M8, Class A1, 1.54%, 05/25/22	63,725	63,578
Series 2012-M9, Class AB1, 1.37%, 04/25/22	718,632	711,918

Statement of Investments (Continued)

October 31, 2013

Nationwide Short Duration Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

GS Mortgage Securities Corp. II Series 2006-GG6, Class A2, 5.51%, 04/10/38 (b)	$280,263	$283,291
Series 2011-GC5, Class A1, 1.47%, 08/10/44	288,103	289,038
Series 2012-GC6, Class A1, 1.28%, 01/10/45	199,144	199,902
Series 2012-GCJ7, Class A1, 1.14%, 05/10/45	297,868	297,839
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A3, 5.79%, 02/15/51	275,000	280,311
Series 2012-C6, Class A1, 1.03%, 05/15/45	73,119	73,109
Series 2012-C8, Class A1, 0.71%, 10/15/45	311,214	309,433
Series 2012-CBX, Class A1, 0.96%, 06/15/45	208,763	208,773
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, 4.74%, 02/15/30	390,000	402,425
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class A1, 0.66%, 11/15/45	249,141	247,482
Series 2013-C11, Class A1, 1.31%, 08/15/46	2,283,967	2,290,347
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A1, 1.01%, 05/10/63	210,404	210,343
Series 2012-C3, Class A1, 0.73%, 08/10/49	807,678	803,347
Series 2013-C5, Class A1, 0.78%, 03/10/46	442,230	439,391
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, 5.24%, 10/15/44 (b)	343,273	364,787
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1, 0.69%, 10/15/45	764,972	760,201
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class A1, 1.08%, 04/15/45	276,840	276,679
Series 2012-C9, Class A1, 0.67%, 11/15/45	522,136	518,615

Total Commercial Mortgage Backed Securities (cost $12,723,680)		12,636,428

Corporate Bonds 48.1%

	Principal Amount	Market Value

Airlines 0.8%
Delta Air Lines Pass Through Trust, Series 2011-1, Class A, 5.30%, 04/15/19	$773,446	$840,155

Automobiles 0.7%
General Motors Co., 3.50%, 10/02/18 (a)	700,000	714,000

Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 11/15/14	350,000	367,435
3.63%, 04/15/15	350,000	365,881

		733,316

Capital Markets 0.3%
Morgan Stanley, 6.00%, 05/13/14	310,000	318,384

Chemicals 1.5%
Dow Chemical Co. (The), 2.50%, 02/15/16	1,000,000	1,034,924
Ecolab, Inc. 2.38%, 12/08/14	371,000	377,789
1.00%, 08/09/15	100,000	100,263

		1,512,976

Commercial Banks 7.6%
Bank of New York Mellon Corp. (The), 2.50%, 01/15/16	445,000	462,745
Bank of Nova Scotia, 0.75%, 10/09/15	165,000	165,097
BB&T Corp., 1.11%, 06/15/18 (b)	1,450,000	1,467,283
Canadian Imperial Bank of Commerce, 1.35%, 07/18/16	1,485,000	1,499,224
Capital One Financial Corp., 3.15%, 07/15/16	290,000	304,581
PNC Bank NA, 1.30%, 10/03/16	950,000	954,434
Wells Fargo & Co., 1.50%, 07/01/15	1,280,000	1,295,991
Westpac Banking Corp. 0.95%, 01/12/16	815,000	817,037
2.25%, 07/30/18	700,000	709,682

		7,676,074

Computers & Peripherals 1.4%
Hewlett-Packard Co. 1.55%, 05/30/14	700,000	703,817
3.00%, 09/15/16	650,000	673,008

		1,376,825

Statement of Investments (Continued)

October 31, 2013

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance 3.3%
American Express Credit Corp., 1.75%, 06/12/15	$590,000	$600,243
American Honda Finance Corp. 1.45%, 02/27/15 (a)	365,000	369,289
1.00%, 08/11/15 (a)	245,000	246,334
Ford Motor Credit Co. LLC 3.88%, 01/15/15	940,000	973,035
2.50%, 01/15/16	350,000	358,930
1.70%, 05/09/16	470,000	473,859
PACCAR Financial Corp., 1.05%, 06/05/15	250,000	251,733

		3,273,423

Containers & Packaging 1.3%
Ball Corp., 7.38%, 09/01/19	1,206,000	1,305,495

Diversified Financial Services 8.0%
Bank of America Corp. 3.70%, 09/01/15	655,000	686,250
1.25%, 01/11/16	350,000	351,081
1.28%, 01/15/19 (b)	1,800,000	1,804,577
Citigroup, Inc. 5.00%, 09/15/14	1,600,000	1,655,715
2.25%, 08/07/15	630,000	642,899
General Electric Capital Corp. 2.15%, 01/09/15	600,000	612,187
1.63%, 07/02/15	695,000	706,050
0.86%, 12/11/15 (b)	295,000	297,188
JPMorgan Chase & Co., 3.45%, 03/01/16	1,250,000	1,316,087

		8,072,034

Diversified Telecommunication Services 3.7%
AT&T, Inc., 0.88%, 02/13/15	1,745,000	1,749,539
Telefonica Emisiones SAU, 4.95%, 01/15/15	300,000	312,747
Verizon Communications, Inc., 2.00%, 09/14/18 (b)	1,550,000	1,635,196

		3,697,482

Food & Staples Retailing 0.1%
Walgreen Co., 1.80%, 09/15/17	100,000	100,773

Gas Utilities 2.5%
Enterprise Products Operating LLC Series G, 5.60%, 10/15/14	662,000	693,090
1.25%, 08/13/15	275,000	276,934

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Kinder Morgan Energy Partners LP 5.13%, 11/15/14	$885,000	$925,227
5.63%, 02/15/15	325,000	344,336
3.50%, 03/01/16	235,000	247,582

		2,487,169

Health Care Providers & Services 0.4%
McKesson Corp., 0.95%, 12/04/15	95,000	94,963
WellPoint, Inc., 1.25%, 09/10/15	300,000	302,474

		397,437

Insurance 2.4%
American International Group, Inc., 4.25%, 09/15/14	1,500,000	1,545,444
Metropolitan Life Global Funding I, 2.00%, 01/09/15 (a)	750,000	761,154
Prudential Financial, Inc., Series B, 5.10%, 09/20/14	125,000	129,908

		2,436,506

Machinery 1.0%
Caterpillar Financial Services Corp., 1.35%, 09/06/16	1,000,000	1,010,708

Media 3.1%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.75%, 10/01/14	1,475,000	1,529,015
Time Warner Cable, Inc., 3.50%, 02/01/15	1,500,000	1,547,187

		3,076,202

Metals & Mining 0.4%
Rio Tinto Finance USA PLC 1.13%, 03/20/15	225,000	226,308
1.63%, 08/21/17	200,000	199,504

		425,812

Office Electronics 1.4%
Xerox Corp. 8.25%, 05/15/14	1,235,000	1,283,972
4.25%, 02/15/15	130,000	135,317

		1,419,289

Oil, Gas & Consumable Fuels 1.5%
Petrohawk Energy Corp., 7.25%, 08/15/18	1,000,000	1,081,250
Valero Energy Corp., 4.50%, 02/01/15	425,000	444,076

		1,525,326

Statement of Investments (Continued)

October 31, 2013

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals 4.0%
Actavis, Inc., 5.00%, 08/15/14	$650,000	$670,306
Merck & Co., Inc., 0.62%, 05/18/18 (b)	1,525,000	1,531,243
Mylan, Inc., 7.88%, 07/15/20 (a)	1,600,000	1,836,000

		4,037,549

Software 2.0%
Oracle Corp., 0.82%, 01/15/19 (b)	2,000,000	2,013,447

Total Corporate Bonds (cost $48,154,178)		48,450,382

Municipal Bond 0.8%
Louisiana 0.8%
Louisiana Public Facilities Authority, Series 2008-ELL, RB, 5.75%, 02/01/19	785,722	845,029

Total Municipal Bond (cost $859,780)		845,029

U.S. Government Mortgage Backed Agencies 8.5%
Federal Home Loan Mortgage Corp. Gold Pool Pool# G11723 5.50%, 07/01/20	127,075	136,368
Pool# J11719 4.00%, 02/01/25	231,204	244,300
Pool# J12604 4.00%, 07/01/25	601,636	635,713
Pool# G13908 4.00%, 10/01/25	150,090	158,592
Pool# J13543 3.50%, 11/01/25	270,922	285,241
Pool# J14965 3.50%, 04/01/26	176,887	186,235
Pool# J19197 3.00%, 05/01/27	1,112,698	1,154,294
Pool# G18437 3.00%, 06/01/27	1,200,643	1,245,526
Federal National Mortgage Association Pool Pool# AB4251 2.50%, 01/01/22	329,025	337,687
Pool# MA0979 3.00%, 02/01/22	657,972	686,706
Pool# AE5487 3.50%, 10/01/25	227,434	240,219
Pool# 255894 5.00%, 10/01/25	230,643	250,662
Pool# AB2130 3.50%, 01/01/26	197,272	208,360

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AE0705 4.00%, 01/01/26	$207,209	$219,892
Pool# AB2518 4.00%, 03/01/26	309,452	328,394
Pool# AP4568 2.50%, 09/01/27	882,550	893,237
Pool# MA1174 3.00%, 09/01/27	284,080	295,244
Government National Mortgage Association I Pool Pool# 723371, 4.50%, 11/15/24	509,218	544,426
Government National Mortgage Association II Pool Pool# G2 5080, 4.00%, 06/20/26	450,375	478,682

Total U.S. Government Mortgage Backed Agencies (cost $8,562,898)		8,529,778

Yankee Dollar 0.5%
Road & Rail 0.5%
Canadian National Railway Co., 5.80%, 06/01/16	450,000	504,881

Total Yankee Dollar (cost $494,130)		504,881

Mutual Fund 0.4%

	Shares	Market Value

Money Market Fund 0.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (c)	376,334	376,334

Total Mutual Fund (cost $376,334)		376,334

Total Investments (cost $99,661,041) (d) — 98.9%		99,573,195

Other assets in excess of liabilities — 1.1%		1,132,431

NET ASSETS — 100.0%		$100,705,626

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2013 was $6,478,402 which represents 6.43% of net assets.

Statement of Investments (Continued)

October 31, 2013

Nationwide Short Duration Bond Fund (Continued)

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of October 31, 2013.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ACES	Alternative Credit Enhancement Services

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

NA	National Association

PLC	Public Limited Company

RB	Revenue Bond

REMICS	Real Estate Mortgage Investment Conduits

SAU	Single Shareholder Corporation

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2013

Nationwide Short Duration Bond Fund
Assets:
Investments, at value (cost $99,661,041)	$99,573,195
Interest and dividends receivable	468,739
Receivable for investments sold	1,062,265
Receivable for capital shares issued	718,499
Prepaid expenses	28,557

Total Assets	101,851,255

Liabilities:
Distributions payable	8,627
Payable for capital shares redeemed	569,082
Cash overdraft (Note 2)	452,410
Accrued expenses and other payables:
Investment advisory fees	19,720
Fund administration fees	12,385
Distribution fees	22,678
Administrative servicing fees	8,608
Accounting and transfer agent fees	10,680
Trustee fees	903
Custodian fees	516
Compliance program costs (Note 3)	13
Professional fees	30,099
Printing fees	9,523
Other	385

Total Liabilities	1,145,629

Net Assets	$100,705,626

Represented by:
Capital	$102,287,395
Accumulated distributions in excess of net investment income	(86,399)
Accumulated net realized losses from	(1,407,524)
Net unrealized appreciation/(depreciation) from investments	(87,846)

Net Assets	$100,705,626

Net Assets:
Class A Shares	$50,016,790
Class C Shares	8,161,062
Institutional Class Shares	12,387,979
Service Class Shares	30,139,795

Total	$100,705,626

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,961,215
Class C Shares	808,839
Institutional Class Shares	1,228,825
Service Class Shares	2,990,447

Total	9,989,326

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Short Duration Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.08
Class C Shares (b)	$10.09
Institutional Class Shares	$10.08
Service Class Shares	$10.08
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.31

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.50% on sales of shares of original purchases of $250,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$1,760,607
Dividend income	6,799

Total Income	1,767,406

EXPENSES:
Investment advisory fees	497,329
Fund administration fees	134,810
Distribution fees Class A	167,951
Distribution fees Class C	78,991
Distribution fees Service Class	110,176
Administrative servicing fees Class A	29,605
Administrative servicing fees Service Class	24,331
Registration and filing fees	59,073
Professional fees	50,948
Printing fees	26,286
Trustee fees	5,882
Custodian fees	5,583
Accounting and transfer agent fees	56,118
Compliance program costs (Note 3)	398
Other	8,248

Total expenses before earnings credit and expenses reimbursed	1,255,729

Earnings credit (Note 5)	(125)
Expenses reimbursed by adviser (Note 3)	(63,905)

Net Expenses	1,191,699

NET INVESTMENT INCOME	575,707

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	283,224
Net change in unrealized appreciation/(depreciation) from investments	(1,224,700)

Net realized/unrealized losses from investments	(941,476)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(365,769)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Short Duration Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$575,707	$727,182
Net realized gains from	283,224	287,799
Net change in unrealized appreciation/(depreciation) from investments	(1,224,700)	550,326

Change in net assets resulting from operations	(365,769)	1,565,307

Distributions to Shareholders From:
Net investment income:
Class A	(528,251)	(701,566)
Class C	(34,820)	(52,860)
Institutional Class	(215,885)	(101,051)
Service Class	(338,250)	(314,268)

Change in net assets from shareholder distributions	(1,117,206)	(1,169,745)

Change in net assets from capital transactions	(67,294,785)	67,455,624

Change in net assets	(68,777,760)	67,851,186

Net Assets:
Beginning of year	169,483,386	101,632,200

End of year	$100,705,626	$169,483,386

Accumulated distributions in excess of net investment income at end of year	$(86,399)	$(88,252)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$36,052,364	$85,035,884
Dividends reinvested	403,126	448,508
Cost of shares redeemed	(69,352,377)	(62,291,092)

Total Class A Shares	(32,896,887)	23,193,300

Class C Shares
Proceeds from shares issued	2,916,553	7,849,463
Dividends reinvested	27,863	35,171
Cost of shares redeemed	(6,628,701)	(4,338,843)

Total Class C Shares	(3,684,285)	3,545,791

Institutional Class Shares
Proceeds from shares issued	28,734,711	30,840,816
Dividends reinvested	204,742	65,809
Cost of shares redeemed	(37,866,546)	(12,580,946)

Total Institutional Class Shares	(8,927,093)	18,325,679

Service Class Shares
Proceeds from shares issued	34,990,131	44,535,916
Dividends reinvested	317,073	293,194
Cost of shares redeemed	(57,093,724)	(22,438,256)

Total Service Class Shares	(21,786,520)	22,390,854

Change in net assets from capital transactions	$(67,294,785)	$67,455,624

Statements of Changes in Net Assets (Continued)

	Nationwide Short Duration Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	3,557,479	8,375,515
Reinvested	39,869	44,147
Redeemed	(6,849,978)	(6,134,972)

Total Class A Shares	(3,252,630)	2,284,690

Class C Shares
Issued	287,487	772,294
Reinvested	2,756	3,460
Redeemed	(655,014)	(426,813)

Total Class C Shares	(364,771)	348,941

Institutional Class Shares
Issued	2,832,774	3,036,450
Reinvested	20,243	6,477
Redeemed	(3,742,786)	(1,238,410)

Total Institutional Class Shares	(889,769)	1,804,517

Service Class Shares
Issued	3,453,657	4,382,856
Reinvested	31,358	28,873
Redeemed	(5,645,559)	(2,209,600)

Total Service Class Shares	(2,160,544)	2,202,129

Total change in shares	(6,667,714)	6,640,277

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$10.18	0.04	(0.06)	(0.02)	(0.08)	(0.08)	$10.08	(0.19%	)	$50,016,790	0.84%	0.41%		0.89%	56.94%
Year Ended October 31, 2012 (d)	$10.15	0.07	0.06	0.13	(0.10)	(0.10)	$10.18	1.32%		$83,578,550	0.83%	0.64%		0.90%	48.27%
Year Ended October 31, 2011 (d)	$10.22	0.09	(0.05)	0.04	(0.11)	(0.11)	$10.15	0.43%		$60,155,853	0.83%	0.92%		0.94%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.16	0.10	0.26	(0.25)	(0.25)	$10.22	2.57%		$57,699,603	0.85%	1.61%		0.95%	65.72%
Year Ended October 31, 2009 (d)	$9.85	0.09	0.56	0.65	(0.29)	(0.29)	$10.21	6.68%		$15,176,169	0.75%	0.91%		0.94%	29.05%

Class C Shares
Year Ended October 31, 2013 (d)	$10.18	(0.01)	(0.05)	(0.06)	(0.03)	(0.03)	$10.09	(0.54%	)	$8,161,062	1.30%	(0.05%	)	1.35%	56.94%
Year Ended October 31, 2012 (d)	$10.15	0.02	0.07	0.09	(0.06)	(0.06)	$10.18	0.84%		$11,951,638	1.30%	0.17%		1.38%	48.27%
Year Ended October 31, 2011 (d)	$10.23	0.05	(0.06)	(0.01)	(0.07)	(0.07)	$10.15	(0.14%	)	$8,374,376	1.30%	0.45%		1.41%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.11	0.11	0.22	(0.20)	(0.20)	$10.23	2.18%		$6,731,059	1.30%	1.12%		1.40%	65.72%
Year Ended October 31, 2009 (d)	$9.86	0.23	0.36	0.59	(0.24)	(0.24)	$10.21	6.04%		$523,771	1.26%	2.30%		1.43%	29.05%

Institutional Class Shares
Year Ended October 31, 2013 (d)	$10.17	0.07	(0.05)	0.02	(0.11)	(0.11)	$10.08	0.20%		$12,387,979	0.55%	0.68%		0.59%	56.94%
Year Ended October 31, 2012 (d)	$10.15	0.09	0.06	0.15	(0.13)	(0.13)	$10.17	1.50%		$21,553,402	0.55%	0.84%		0.63%	48.27%
Year Ended October 31, 2011 (d)	$10.23	0.12	(0.06)	0.06	(0.14)	(0.14)	$10.15	0.61%		$3,186,840	0.55%	1.20%		0.66%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.22	0.08	0.30	(0.28)	(0.28)	$10.23	3.00%		$801,159	0.55%	2.14%		0.65%	65.72%
Year Ended October 31, 2009 (d)	$9.86	0.31	0.35	0.66	(0.31)	(0.31)	$10.21	6.83%		$917,407	0.51%	3.10%		0.69%	29.05%

Service Class Shares
Year Ended October 31, 2013 (d)	$10.17	0.04	(0.05)	(0.01)	(0.08)	(0.08)	$10.08	(0.10%	)	$30,139,795	0.86%	0.39%		0.90%	56.94%
Year Ended October 31, 2012 (d)	$10.14	0.06	0.07	0.13	(0.10)	(0.10)	$10.17	1.25%		$52,399,796	0.89%	0.56%		0.97%	48.27%
Year Ended October 31, 2011 (d)	$10.22	0.08	(0.06)	0.02	(0.10)	(0.10)	$10.14	0.24%		$29,915,131	0.92%	0.83%		1.03%	89.14%
Year Ended October 31, 2010 (d)	$10.21	0.18	0.07	0.25	(0.24)	(0.24)	$10.22	2.48%		$41,327,727	0.94%	1.74%		1.04%	65.72%
Year Ended October 31, 2009 (d)	$9.85	0.27	0.36	0.63	(0.27)	(0.27)	$10.21	6.52%		$50,925,489	0.91%	2.73%		1.09%	29.05%

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2013

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2013, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fourteen (14) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Global Equity Fund (“Global Equity”)

- Nationwide Growth Fund (“Growth”)

- Nationwide International Value Fund (“International Value”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Bond Fund (“Bond”)

- Nationwide Core Plus Bond Fund (“Core Plus Bond”)

- Nationwide Enhanced Income Fund (“Enhanced Income”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide High Yield Bond Fund (“High Yield Bond”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Money Market Fund (“Money Market”)

- Nationwide Short Duration Bond Fund (“Short Duration Bond”)

Following the close of business on April 19, 2013, Core Plus Bond received all of the assets and liabilities of the TS&W Fixed Income Portfolio, a series of Advisors Inner Circle Fund (the “Portfolio”), as part of a reorganization of the Portfolio into Core Plus Bond. Shareholders of the Portfolio received Institutional Class shares of Core Plus Bond with a net asset value equal to the net asset value of their shares in the Portfolio immediately prior to the reorganization. The reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of Core Plus Bond reflects the historical basis of the assets of the Portfolio as of the date of the reorganization. For financial reporting purposes, the Portfolio’s operating history prior to the reorganization is reflected in Core Plus Bond’s financial statements and financial highlights.

The fiscal year end for Global Equity and High Yield Bond has changed from June 30, 2013 to October 31, 2013. As such, the fiscal year ended October 31, 2013 for Global Equity and High Yield Bond reflects the four month period from July 1, 2013 through October 31, 2013.

Following the close of business on November 16, 2012, Global Equity received all of the assets and liabilities of the UBS Global Equity Fund (a series of The UBS Funds), and High Yield Bond received all of the assets and liabilities of the UBS High Yield Fund (a series of The UBS Funds) (together with UBS Global Equity Fund, the “UBS Funds”). Class A, Class C, and Class Y shareholders of each UBS Fund received Class A, Class C, and Institutional Class shares, respectively, of the corresponding Funds with an aggregate net asset value equal to the aggregate net asset value of their shares in the respective UBS Funds immediately prior to the reorganization. Each reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Fund reflects the historical basis of the assets of the corresponding UBS Fund as of the date of the reorganization. For financial reporting purposes, each UBS Fund’s operating history prior to the reorganization is reflected in the corresponding Nationwide Fund’s financial statements and financial highlights.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

Notes to Financial Statements (Continued)

October 31, 2013

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), to the Funds assigns a fair value to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange-traded funds are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign fair value. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The FVC follows guidelines approved by the Board of Trustees to assign the fair value. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has

Notes to Financial Statements (Continued)

October 31, 2013

occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities listed on a foreign exchange are generally fair valued by an independent fair value pricing service approved by the Board of Trustees or otherwise are valued at the last sale price at the close of the exchange on which the security is principally traded. Securities valued in this manner are generally categorized as Level 2 and Level 1 investments, respectively, within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Independent pricing service providers may use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy.

Securities held by Money Market are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

At October 31, 2013, 100% of the market value of Small Company Growth was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2013. Please refer to the Statements of Investments for additional information on portfolio holdings.

Nationwide Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$802,210,753	$—	$—	$802,210,753
Future Contracts	749,832	—	—	749,832
Mutual Fund	14,882,709	—	—	14,882,709
Repurchase Agreement	—	1,307,500	—	1,307,500
Total	$817,843,294	$1,307,500	$—	$819,150,794

Notes to Financial Statements (Continued)

October 31, 2013

Global Equity

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$1,006,949	$929,392	$—	$1,936,341
Automobiles	—	2,364,643	—	2,364,643
Beverages	—	1,621,648	—	1,621,648
Biotechnology	861,242	—	—	861,242
Building Products	919,808	—	—	919,808
Capital Markets	1,390,532	2,023,872	—	3,414,404
Chemicals	1,329,745	887,230	—	2,216,975
Commercial Banks	3,022,736	5,819,256	—	8,841,992
Commercial Services & Supplies	1,171,124	—	—	1,171,124
Computers & Peripherals	—	785,689	—	785,689
Construction & Engineering	—	1,040,871	—	1,040,871
Containers & Packaging	888,183	—	—	888,183
Diversified Consumer Services	976,854	622,441	—	1,599,295
Diversified Financial Services	—	1,453,240	—	1,453,240
Diversified Telecommunication Services	—	1,088,499	—	1,088,499
Electrical Equipment	—	981,500	—	981,500
Electronic Equipment, Instruments & Components	726,141	—	—	726,141
Food & Staples Retailing	—	1,614,581	—	1,614,581
Food Products	1,156,036	2,039,532	—	3,195,568
Health Care Equipment & Supplies	1,946,071	—	—	1,946,071
Health Care Providers & Services	1,365,200	—	—	1,365,200
Hotels, Restaurants & Leisure	1,038,388	—	—	1,038,388
Household Durables	949,065	1,016,736	—	1,965,801
Household Products	2,274,099	—	—	2,274,099
Information Technology Services	1,400,911	—	—	1,400,911
Insurance	3,086,728	1,903,468	—	4,990,196
Internet Software & Services	3,232,832	—	—	3,232,832
Leisure Equipment & Products	—	760,943	—	760,943
Life Sciences Tools & Services	1,642,704	—	—	1,642,704
Machinery	1,671,436	763,994	—	2,435,430
Media	1,016,138	1,269,923	—	2,286,061
Metals & Mining	—	1,809,788	—	1,809,788
Multi-Utilities	717,698	591,643	—	1,309,341
Oil, Gas & Consumable Fuels	5,372,188	1,908,109	—	7,280,297
Personal Products	—	1,204,333	—	1,204,333
Pharmaceuticals	1,288,770	3,047,311	—	4,336,081
Real Estate Investment Trusts (REITs)	—	749,221	—	749,221
Real Estate Management & Development	—	1,145,237	—	1,145,237
Semiconductors & Semiconductor Equipment	873,392	1,841,514	—	2,714,906
Software	1,335,084	—	—	1,335,084
Specialty Retail	811,414	—	—	811,414
Textiles, Apparel & Luxury Goods	—	746,421	—	746,421
Tobacco	—	1,167,321	—	1,167,321
Trading Companies & Distributors	—	982,373	—	982,373
Wireless Telecommunication Services	—	670,261	—	670,261
Total Common Stocks	$43,471,468	$44,850,990	$—	$88,322,458
Forward Foreign Currency Contracts	—	221,354	—	221,354
Mutual Fund	840,516	—	—	840,516
Total Assets	$44,311,984	$45,072,344	$—	$89,384,328
Liabilities:
Forward Foreign Currency Contracts	—	(400,524)	—	(400,524)
Total Liabilities	$—	$(400,524)	$—	$(400,524)
Total	$44,311,984	$44,671,820	$—	$88,983,804

Notes to Financial Statements (Continued)

October 31, 2013

Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$172,354,540	$—	$—	$172,354,540
Mutual Fund	1,800,348	—	—	1,800,348
Repurchase Agreement	—	3,010,370	—	3,010,370
Total	$174,154,888	$3,010,370	$—	$177,165,258

International Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$1,425,964	$1,543,142	$—	$2,969,106
Auto Components	—	970,201	—	970,201
Automobiles	—	4,857,227	—	4,857,227
Beverages	—	3,176,078	—	3,176,078
Building Products	—	1,037,573	—	1,037,573
Capital Markets	—	3,478,951	—	3,478,951
Chemicals	—	3,526,225	—	3,526,225
Commercial Banks	2,565,352	9,916,207	—	12,481,559
Construction Materials	—	1,811,407	—	1,811,407
Diversified Financial Services	—	2,256,938	—	2,256,938
Diversified Telecommunication Services	—	2,729,418	—	2,729,418
Electric Utilities	—	1,659,225	—	1,659,225
Electrical Equipment	—	1,627,418	—	1,627,418
Food & Staples Retailing	—	2,440,927	—	2,440,927
Food Products	—	4,661,853	—	4,661,853
Hotels, Restaurants & Leisure	—	833,005	—	833,005
Household Durables	—	1,436,960	—	1,436,960
Industrial Conglomerates	—	1,569,269	—	1,569,269
Insurance	—	10,319,658	—	10,319,658
Leisure Equipment & Products	—	1,331,651	—	1,331,651
Machinery	—	1,580,375	—	1,580,375
Marine	—	1,073,922	—	1,073,922
Media	—	1,533,966	—	1,533,966
Metals & Mining	957,963	4,712,711	—	5,670,674
Multi-Utilities	—	1,195,371	—	1,195,371
Oil, Gas & Consumable Fuels	4,293,125	4,868,192	—	9,161,317
Personal Products	—	1,833,871	—	1,833,871
Pharmaceuticals	1,112,700	10,165,149	—	11,277,849
Professional Services	—	1,546,577	—	1,546,577
Real Estate Investment Trusts (REITs)	—	1,182,573	—	1,182,573
Real Estate Management & Development	—	1,182,911	—	1,182,911
Semiconductors & Semiconductor Equipment	—	1,613,854	—	1,613,854
Software	1,189,410	1,599,518	—	2,788,928
Specialty Retail	—	1,139,770	—	1,139,770
Textiles, Apparel & Luxury Goods	—	1,098,904	—	1,098,904
Tobacco	—	2,537,329	—	2,537,329
Trading Companies & Distributors	—	2,255,730	—	2,255,730
Wireless Telecommunication Services	—	4,654,971	—	4,654,971
Total Common Stocks	$11,544,514	$106,959,027	$—	$118,503,541
Exchange Traded Fund	790,560	—	—	790,560
Mutual Fund	446,772	—	—	446,772
Repurchase Agreement	—	3,911,975	—	3,911,975
Total	$12,781,846	$110,871,002	$—	$123,652,848

Notes to Financial Statements (Continued)

October 31, 2013

U.S. Small Cap Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,012,572	$2,100	$—	$3,014,672
Air Freight & Logistics	533,525	—	—	533,525
Airlines	1,056,989	—	—	1,056,989
Auto Components	1,371,264	—	—	1,371,264
Beverages	648,456	—	—	648,456
Biotechnology	301,073	87	—	301,160
Building Products	1,068,901	—	—	1,068,901
Capital Markets	2,817,546	—	—	2,817,546
Chemicals	3,899,602	—	—	3,899,602
Commercial Banks	12,714,705	308	—	12,715,013
Commercial Services & Supplies	3,083,607	—	—	3,083,607
Communications Equipment	2,888,757	—	—	2,888,757
Computers & Peripherals	1,522,352	—	—	1,522,352
Construction & Engineering	2,994,568	—	—	2,994,568
Construction Materials	257,829	—	—	257,829
Consumer Finance	449,624	—	—	449,624
Containers & Packaging	380,750	—	—	380,750
Distributors	306,371	—	—	306,371
Diversified Consumer Services	1,286,548	—	—	1,286,548
Diversified Financial Services	548,952	—	—	548,952
Diversified Telecommunication Services	1,138,243	—	—	1,138,243
Electrical Equipment	1,835,563	—	—	1,835,563
Electronic Equipment, Instruments & Components	6,186,454	—	—	6,186,454
Energy Equipment & Services	7,611,588	—	—	7,611,588
Food & Staples Retailing	1,182,102	—	—	1,182,102
Food Products	2,714,667	—	—	2,714,667
Gas Utilities	636,395	—	—	636,395
Health Care Equipment & Supplies	3,227,019	—	—	3,227,019
Health Care Providers & Services	4,457,052	2,898	—	4,459,950
Health Care Technology	308,500	—	—	308,500
Hotels, Restaurants & Leisure	3,374,454	—	—	3,374,454
Household Durables	2,341,852	—	—	2,341,852
Household Products	368,402	—	—	368,402
Independent Power Producers & Energy Traders	353,456	—	—	353,456
Information Technology Services	2,075,492	—	—	2,075,492
Insurance	11,773,985	—	—	11,773,985
Internet & Catalog Retail	488,840	—	—	488,840
Internet Software & Services	2,224,920	—	—	2,224,920
Leisure Equipment & Products	272,964	—	—	272,964
Life Sciences Tools & Services	842,890	—	—	842,890
Machinery	5,145,223	—	—	5,145,223
Marine	302,906	—	—	302,906
Media	3,798,928	—	—	3,798,928
Metals & Mining	4,765,865	—	—	4,765,865
Multiline Retail	1,565,752	—	—	1,565,752
Oil, Gas & Consumable Fuels	6,528,810	—	—	6,528,810
Paper & Forest Products	2,078,336	—	—	2,078,336
Personal Products	412,290	—	—	412,290
Pharmaceuticals	572,304	—	—	572,304

Notes to Financial Statements (Continued)

October 31, 2013

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Professional Services	$2,382,429	$—	$—	$2,382,429
Real Estate Investment Trusts (REITs)	302,281	—	—	302,281
Real Estate Management & Development	543,973	—	—	543,973
Road & Rail	2,072,985	—	—	2,072,985
Semiconductors & Semiconductor Equipment	7,555,289	—	—	7,555,289
Software	1,481,289	—	—	1,481,289
Specialty Retail	7,512,400	—	—	7,512,400
Textiles, Apparel & Luxury Goods	2,203,344	—	—	2,203,344
Thrifts & Mortgage Finance	4,045,192	—	—	4,045,192
Tobacco	246,018	—	—	246,018
Trading Companies & Distributors	2,000,976	—	—	2,000,976
Water Utilities	75,710	—	—	75,710
Wireless Telecommunication Services	1,117,420	—	—	1,117,420
Total Common Stocks	$151,268,549	$5,393	$—	$151,273,942
Mutual Fund	2,151,661	—	—	2,151,661
Repurchase Agreements	—	9,831,885	—	9,831,885
Right	—	17,390	—	17,390
Warrants	—	—	—	—
Total	$153,420,210	$9,854,668	$—	$163,274,878

Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$547,354	$—	$547,354
Collateralized Mortgage Obligations	—	5,207,675	—	5,207,675
Commercial Mortgage Backed Securities	—	9,543,887	—	9,543,887
Corporate Bonds	—	46,737,544	—	46,737,544
Municipal Bonds	—	2,129,978	—	2,129,978
Mutual Fund	803,812	—	—	803,812
U.S. Government Mortgage Backed Agencies	—	3,334,652	—	3,334,652
U.S. Treasury Bonds	—	6,283,482	—	6,283,482
U.S. Treasury Notes	—	6,178,547	—	6,178,547
Total	$803,812	$79,963,119	$—	$80,766,931

Core Plus Bond

	Level 1	Level 2	Level 3	Total
Assets:
Commercial Mortgage Backed Security	$—	$769,631	$—	$769,631
Corporate Bonds	—	138,021,651	—	138,021,651
Mutual Fund	17,779,983	—	—	17,779,983
Preferred Stocks	9,942,480	—	—	9,942,480
U.S. Government Mortgage Backed Agencies	—	94,255,432	—	94,255,432
U.S. Government Sponsored & Agency Obligations	—	8,162,682	—	8,162,682
U.S. Treasury Notes	—	14,332,383	—	14,332,383
Yankee Dollar	—	2,018,382	—	2,018,382
Total	$27,722,463	$257,560,161	$—	$285,282,624

Notes to Financial Statements (Continued)

October 31, 2013

Enhanced Income

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$70,195,219	$—	$70,195,219
Collateralized Mortgage Obligations	—	33,168,963	—	33,168,963
Commercial Mortgage Backed Securities	—	15,853,535	—	15,853,535
Corporate Bonds	—	112,942,585	—	112,942,585
Municipal Bond	—	1,971,733	—	1,971,733
Mutual Fund	3,063,632	—	—	3,063,632
U.S. Government Mortgage Backed Agencies	—	309,010	—	309,010
U.S. Government Sponsored & Agency Obligation	—	1,500,529	—	1,500,529
Yankee Dollar	—	2,009,592	—	2,009,592
Total	$3,063,632	$237,951,166	$—	$241,014,798

Government Bond

	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$6,341,677	$—	$6,341,677
Commercial Mortgage Backed Security	—	1,093,430	—	1,093,430
Mutual Fund	2,753,345	—	—	2,753,345
Sovereign Bond	—	3,586,641	—	3,586,641
U.S. Government Mortgage Backed Agencies	—	26,465,634	—	26,465,634
U.S. Government Sponsored & Agency Obligations	—	35,991,580	—	35,991,580
U.S. Treasury Bonds	—	6,911,349	—	6,911,349
Total	$2,753,345	$80,390,311	$—	$83,143,656

High Yield Bond

	Level 1	Level 2	Level 3	Total
Assets:
Commercial Mortgage Backed Security	$—	$111,710	$—	$111,710
Common Stock	—	—	—	—
Corporate Bonds
Aerospace & Defense	—	217,625	—	217,625
Airlines	—	181,125	—	181,125
Auto Components	—	1,375,785	—	1,375,785
Automobiles	—	453,787	—	453,787
Building Products	—	743,262	—	743,262
Chemicals	—	1,733,825	—	1,733,825
Commercial Banks	—	1,432,158	—	1,432,158
Commercial Services & Supplies	—	2,576,244	—	2,576,244
Communications Equipment	—	143,250	—	143,250
Computers & Peripherals	—	48,750	—	48,750
Construction Materials	—	956,256	—	956,256
Consumer Finance	—	2,745,074	—	2,745,074
Containers & Packaging	—	695,081	—	695,081
Distributors	—	392,150	—	392,150
Diversified Financial Services	—	975,738	—	975,738
Diversified Telecommunication Services	—	3,375,196	—	3,375,196
Electric Utilities	—	555,983	—	555,983

Notes to Financial Statements (Continued)

October 31, 2013

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Electrical Equipment	$—	$122,188	$—	$122,188
Electronic Equipment, Instruments & Components	—	174,563	—	174,563
Energy Equipment & Services	—	730,506	—	730,506
Food & Staples Retailing	—	197,375	—	197,375
Food Products	—	832,497	—	832,497
Gas Utilities	—	2,333,320	—	2,333,320
Health Care Providers & Services	—	2,630,655	—	2,630,655
Hotels, Restaurants & Leisure	—	2,150,501	—	2,150,501
Household Durables	—	891,650	—	891,650
Household Products	—	352,063	—	352,063
Industrial Conglomerates	—	172,875	—	172,875
Information Technology Services	—	918,518	—	918,518
Insurance	—	705,742	—	705,742
Internet Software & Services	—	412,000	—	412,000
Leisure Equipment & Products	—	71,625	—	71,625
Machinery	—	755,312	—	755,312
Marine	—	528,934	—	528,934
Media	—	5,319,375	—	5,319,375
Metals & Mining	—	1,111,096	—	1,111,096
Multi-Utilities & Unregulated Power	—	632,962	—	632,962
Office Electronics	—	193,812	—	193,812
Oil, Gas & Consumable Fuels	—	6,106,755	—	6,106,755
Paper & Forest Products	—	909,923	—	909,923
Personal Products	—	245,000	—	245,000
Pharmaceuticals	—	867,312	—	867,312
Real Estate Investment Trusts (REITs)	—	70,500	—	70,500
Real Estate Management & Development	—	334,375	—	334,375
Road & Rail	—	336,775	—	336,775
Semiconductors & Semiconductor Equipment	—	377,758	—	377,758
Software	—	1,322,437	—	1,322,437
Specialty Retail	—	1,632,550	—	1,632,550
Textiles, Apparel & Luxury Goods	—	152,250	—	152,250
Wireless Telecommunication Services	—	1,030,650	—	1,030,650
Total Corporate Bonds	$—	$53,225,143	$—	$53,225,143
Mutual Fund	909,730	—	—	909,730
Warrant	—	—	—	—
Yankee Dollar	—	334,434	—	334,434
Total	$909,730	$53,671,287	$—	$54,581,017

Inflation-Protected Securities

	Level 1	Level 2	Level 3	Total
Assets:
Mutual Fund	$508,714	$—	$—	$508,714
U.S. Treasury Bonds	—	146,042,903	—	146,042,903
Total	$508,714	$146,042,903	$—	$146,551,617

Notes to Financial Statements (Continued)

October 31, 2013

Money Market

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$27,381,761	$—	$27,381,761
Certificates of Deposit	—	70,900,000	—	70,900,000
Commercial Paper	—	604,905,514	—	604,905,514
Corporate Bonds	—	200,040,934	—	200,040,934
Municipal Bonds	—	111,055,000	—	111,055,000
Mutual Fund	80,974,914	—	—	80,974,914
Repurchase Agreement	—	47,434,000	—	47,434,000
U.S. Treasury Bill	—	99,993,861	—	99,993,861
Total	$80,974,914	$1,161,711,070	$—	$1,242,685,984

Short Duration Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$13,628,285	$—	$13,628,285
Collateralized Mortgage Obligations	—	14,602,078	—	14,602,078
Commercial Mortgage Backed Securities	—	12,636,428	—	12,636,428
Corporate Bonds	—	48,450,382	—	48,450,382
Municipal Bond	—	845,029	—	845,029
Mutual Fund	376,334	—	—	376,334
U.S. Government Mortgage Backed Agencies	—	8,529,778	—	8,529,778
Yankee Dollar	—	504,881	—	504,881
Total	$376,334	$99,196,861	$—	$99,573,195

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended October 31, 2013, the Funds had no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2013, U.S. Small Cap Value held 4 common stock investments that were categorized as Level 3 investments which were valued at $0. During the same period, the Fund sold one of these common stock investments for $0.

During the period from July 1, 2013 through October 31, 2013, High Yield Bond held 1 corporate bond and 2 common stock investments which were valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of October 31, 2013, Short Duration Bond had an overdrawn balance of $452,410 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

Notes to Financial Statements (Continued)

October 31, 2013

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Nationwide Fund, Global Equity, and International Value engage in foreign currency transactions and translate foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Global Equity is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to manage foreign currency exchange risk, and to gain exposure to certain foreign currencies without purchasing securities denominated in that currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

Nationwide Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to enable the Fund to more closely approximate the performance of its benchmark indices or for tactical hedging purposes. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Notes to Financial Statements (Continued)

October 31, 2013

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary Global Equity and High Yield Bond’s derivative instruments categorized by risk exposure as of June 30, 2013:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2013

Global Equity

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$628,686

Total	$628,686

High Yield Bond

Realized Gain/(Loss):	Total
Futures Contracts
Interest rate risk	$(37,125)

Forward Foreign Currency Contracts
Currency risk	11,603

Total	$(25,522)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended June 30, 2013

Global Equity

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(65,086)

Total	$(65,086)

High Yield Bond

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Interest rate risk	$5,948

Forward Foreign Currency Contracts
Currency risk	5,181

Total	$11,129

Notes to Financial Statements (Continued)

October 31, 2013

Information about derivative instruments reflected as of June 30, 2013 is generally indicative of the type over the period. During July 2012, High Yield Bond held futures contracts with an average notional balance of $(1,232,690). For the remainder of the year ended June 30, 2013, High Yield Bond had no investments in derivatives.

The following tables provide a summary of the Nationwide Fund and Global Equity’s derivative instruments categorized by risk exposure as of October 31, 2013:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2013

Nationwide Fund

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$749,832

Total		$749,832

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Global Equity

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$221,354

Total		$221,354

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(400,524)

Total		$(400,524)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Nationwide Fund

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$2,224,108

Total	$2,224,108

Notes to Financial Statements (Continued)

October 31, 2013

Global Equity(a)

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$(13,313)

Total	$(13,313)

(a)	For the period from July 1, 2013 through October 31, 2013.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2013

Nationwide Fund

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$749,832

Total	$749,832

Global Equity(a)

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(195,364)

Total	$(195,364)

(a)	For the period from July 1, 2013 through October 31, 2013.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for Global Equity during the period ended October 31, 2013.

Nationwide Fund invested in futures contracts for the period from June 2013 through October 2013. The table below discloses the volume of the Fund’s futures contracts activity during that five month period ended October 31, 2013.

Futures Contracts
Average Notional Balance	$20,468,081

Ending Notional Balance	$15,496,350

(f)	Securities Lending

During the year ended October 31, 2013, Nationwide Fund, Growth, International Value, Small Company Growth, and U.S. Small Cap Value entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives may be included in calculating the Fund’s total assets. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. A Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of

Notes to Financial Statements (Continued)

October 31, 2013

delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Funds. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At October 31, 2013, the Funds’ loaned securities were all subject to enforceable Securities Lending Agreements. Securities Lending Agreements on a gross basis were as follows:

Fund	Value of Loaned Securities	Value of Collateral
Nationwide Fund	$1,266,265	$1,307,500
Growth	2,901,631	3,010,370
International Value	3,726,478	3,911,975
U.S. Small Cap Value	9,457,340	9,831,885
At October 31, 2013, Small Company Growth had no portfolio securities on loan.

(g)	Repurchase Agreements

During the year ended October 31, 2013, Nationwide Fund, Growth, International Value, U.S. Small Cap Value, Core Plus Bond, and Money Market entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date under the terms of a Master Repurchase Agreement. The Master Repurchase Agreement governs the repurchase agreement between a Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for the repurchase agreement. If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by The Bank of New York Mellon, JPMorgan, the Funds’ custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements.

Notes to Financial Statements (Continued)

October 31, 2013

At October 31, 2013, Core Plus Bond held no repurchase agreements.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, Core Plus Bond, Enhanced Income, Government Bond, High Yield Bond, Inflation-Protected Securities, Money Market, and Short Duration Bond, and are declared and paid quarterly for Nationwide Fund, Global Growth, Growth, International Value, Small Company Growth, and U.S. Small Cap Value. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2013 are primarily attributable to non-deductible offering costs, non-deductible 12b-1 fees, net operating losses not utilized, distribution redesignation, taxable overdistribution, foreign currency gains and losses, passive foreign investment company gain/loss on sales, and paydown gains and losses. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(j)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve each Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax

Notes to Financial Statements (Continued)

October 31, 2013

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser of each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of each subadviser.

Effective November 19, 2012, NFA has selected UBS Global Asset Management (Americas), Inc. (“UBS Global AM”) as the subadviser for the UBS Funds, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser. Prior to November 19, 2012, Global Equity and High Yield Bond were managed by, and paid investment management fees to, UBS Global AM. For the period from July 1, 2012 through November 18, 2012, Global Equity and High Yield Bond paid $245,996 and $176,603, respectively, in investment management fees to UBS Global AM. For the period from November 19, 2012 through June 30, 2013, Global Equity and High Yield Bond paid $393,115 and $220,336, respectively, in investment management fees to NFA.

Effective April 22, 2013, NFA has selected Thompson, Siegel & Walmsley LLC (“TS&W”) (the “Subadviser”) as the subadviser for Core Plus Bond, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser. Prior to April 22, 2013, Core Plus Bond was managed by, and paid investment management fees to, TS&W. For the period from November 1, 2012 to April 21, 2013, Core Plus Bond paid $148,577 in investment management fees to TS&W. For the period from April 22, 2013 to October 31, 2013, Core Plus Bond paid $248,323 in investment management fees to NFA.

As of October 31, 2013, the subadvisers for each Fund were as follows:

Fund	Subadviser
Nationwide Fund	HighMark Capital Management, Inc.(a)
Global Equity	UBS Global AM
Growth	Turner Investment Partners, L.P.
International Value	UBS Global AM
Small Company Growth	Brown Capital Management LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP

Notes to Financial Statements (Continued)

October 31, 2013

Fund	Subadviser
Bond	Nationwide Asset Management, LLC (“NWAM”)(b)
Core Plus Bond	TS&W
Enhanced Income	HighMark Capital Management, Inc.(c)
Government Bond	NWAM(b)
High Yield Bond	UBS Global AM
Inflation-Protected Securities	NWAM(b)
Money Market	Federated Investment Management Company
Short Duration Bond	HighMark Capital Management, Inc.(c)
(a)	Effective June 17, 2013, HighMark Capital Management, Inc. was appointed as subadviser to the Fund. Effective June14, 2013, Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc. were terminated and ceased serving as subadvisers to the Fund.

(b)	NWAM is an affiliate of NFA.

(c)	Effective June 17, 2013, HighMark Capital Management, Inc. was appointed as subadviser to the Fund. Effective June14, 2013, Morley Capital Management, Inc. was terminated and ceased serving as subadviser to the Fund.

Under the terms of the Investment Advisory Agreements, each Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended October 31, 2013, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Nationwide Fund and Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
Global Equity	Up to $250 million	0.75%
	$250 million to $500 million	0.70%
	$500 million up to $1 billion	0.68%
	On $1 billion and more	0.65%
International Value	All Assets	0.85%
Small Company Growth	All Assets	0.90%
U.S. Small Cap Value	All Assets	0.95%
Bond and Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%
Core Plus Bond	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	On $1 billion and more	0.40%
High Yield Bond	Up to $500 million	0.55%
	$500 million up to $1 billion	0.50%
	On $1 billion and more	0.475%
Inflation-Protected Securities	All Assets	0.25%

Notes to Financial Statements (Continued)

October 31, 2013

Fund	Fee Schedule	Advisory Fee (annual rate)
Enhanced Income and Short Duration Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%
Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	On $5 billion and more	0.34%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid NWAM $1,448,498 during the year ended October 31, 2013.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 28, 2014.

Effective November 19, 2012, the Trust and NFA have entered into a written Expense Limitation Agreement that limits Global Equity and High Yield Bond’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.95% and 0.75% for all share classes of Global Equity and High Yield Bond, respectively, until February 28, 2014. For the period from July 1, 2012 through November 18, 2012, UBS Global AM agreed to waive a portion of its investment advisory fee and/or reimburse the UBS Global Equity Fund and UBS High Yield Fund for operating expenses in order to keep the total annual operating expenses for UBS Global Equity Fund from exceeding 1.50%, 2.25%, and 1.25% for Class A, Class C, and Class Y, respectively, and UBS High Yield Fund from exceeding 1.20%, 1.70%, and 0.95% for Class A, Class C, and Class Y, respectively. In connection with the reorganization, for the period from July 17, 2012 through November 18, 2012, the UBS Fund’s board of trustees approved the waiver of the annual Rule 12b-1 distribution fee of 0.75% and 0.50%, respectively, of average net assets that is charged to the shareholders of Class C shares of each Fund. In addition, UBS Global Equity Fund and UBS High Yield Fund voluntarily lowered the expense limit applicable to Class C shares to 1.50% and 1.20%, respectively, to reflect the waiver of this Rule 12b-1 distribution fee.

Effective April 22, 2013, Core Plus Bond and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.70% for all share classes until February 28, 2015. Prior to April 22, 2013, TS&W voluntarily agreed to waive a portion of its investment advisory fee and to assume expenses, if necessary, in order to keep Core Plus Bond’s total annual operating expenses from exceeding 0.75%. TS&W does not have the ability to recapture previously waived fees or reimbursed expenses. For the period from November 1, 2012 through April 21, 2013, TS&W voluntarily waived advisory fees in the amount of $106,649.

Fund	Classes	Amount (annual rate)
Nationwide Fund	N/A	N/A
Global Equity	All Classes	0.95%
Growth	All Classes	0.65%
International Value	All Classes	1.00%
Small Company Growth	All Classes	0.94%
U.S. Small Cap Value	All Classes	1.09%
Bond	All Classes	0.55%
Core Plus Bond	All Classes	0.70	%(a)

Notes to Financial Statements (Continued)

October 31, 2013

Fund	Classes	Amount (annual rate)
Enhanced Income	All Classes	0.45%
Government Bond	N/A	N/A
High Yield Bond	All Classes	0.75%
Inflation-Protected Securities	All Classes	0.30%
Money Market	Prime	0.59%
	Institutional Class	0.59%
	Service Class	0.59	%(b)
Short Duration Bond	All Classes	0.55%

N/A — Not Applicable.

(a)	Effective through February 28, 2015.

(b)	Effective until at least February 28, 2014, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.75%.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2013, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount		Fiscal Year 2013 Amount		Total
Nationwide Fund	N/A	N/A		N/A		N/A
Global Equity	N/A	N/A		$281,150	(a)	$281,150
Growth	$—	$459,750		529,143		988,893
International Value	47,795	2,419		2,896		53,110
Small Company Growth	N/A	156,583	(b)	179,353		335,936
U.S. Small Cap Value	120,484	95,038		73,081		288,603
Bond	110,319	185,800		309,610		605,729
Core Plus Bond	N/A	N/A		26	(c)	26
Enhanced Income	33,073	66,467		46,083		145,623
Government Bond	N/A	N/A		N/A		N/A
High Yield Bond	N/A	N/A		210,496	(d)	210,496
Inflation-Protected Securities	N/A	21,150	(e)	166,823		187,973
Money Market	N/A	5,416		4,978		10,394
Short Duration Bond	109,309	92,742		63,905		265,956

N/A — Not Applicable.

Notes to Financial Statements (Continued)

October 31, 2013

Amount designated as “—” is zero or has been rounded to zero.

(a)	For the periods from November 19, 2012 through June 30, 2013 and July 1, 2013 through October 31, 2013, the cumulative potential reimbursements amounted to $159,353 and $121,797, respectively.

(b)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(c)	For the period from April 22, 2013 through October 31, 2013.

(d)	For the periods from November 19, 2012 through June 30, 2013 and July 1, 2013 through October 31, 2013, the cumulative potential reimbursements amounted to $102,897 and $107,599, respectively.

(e)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

Pursuant to the Expense Limitation Agreement, during the year ended October 31, 2013, International Value reimbursed NFA in the amount of $17,814. During the year ended October 31, 2013, no amounts were reimbursed by Global Equity, Growth, Small Company Growth, U.S. Small Cap Value, Bond, Core Plus Bond, Enhanced Income, High Yield Bond, Inflation-Protected Securities, Money Market, or Short Duration Bond to NFA pursuant to the Expense Limitation Agreement.

Prior to November 19, 2012, Global Equity and High Yield Bond were subject to an expense limitation agreement with UBS Global AM. For the period from July 1, 2012 through November 18, 2012, expenses reimbursed under the terms of that agreement were as follows:

Fund	Amount
Global Equity	$80,959
High Yield Bond	61,930

In addition, NFA has agreed to waive an amount of its advisory fee for Growth equal to 0.10% per annum, calculated monthly based on Growth’s average daily net assets, through February 28, 2014. For the year ended October 31, 2013, NFA waived $199,952.

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the year ended October 31, 2013, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $178,490 for Nationwide Fund and $13,729 for Government Bond, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Notes to Financial Statements (Continued)

October 31, 2013

During the year ended October 31, 2013, NFM received $2,768,888 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

Prior to April 22, 2013, Core Plus Bond was a series of an investment trust that was a party to an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”) under which the Administrator provided administrative services to such investment trust for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios’ average daily net assets. For the period from November 1, 2012 through April 21, 2013, the Administrator received $99,826 for such services.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Prior to November 19, 2012, Global Equity and High Yield Bond participated in a similar administration agreement with UBS Global AM. For the period from July 1, 2012 through November 18, 2012, the Funds remitted payment to UBS Global AM, as follows:

Fund	Amount
Global Equity	$6,417
High Yield Bond	5,364

For the period from July 1, 2012 through November 19, 2012, UBS Global AM received an administration fee from Global Equity and High Yield Bond of $24,675 and $22,131, respectively. UBS Financial Services Inc. provided certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing (“BNY Mellon”) as each Fund’s transfer agent, and was compensated for these services by BNY Mellon, not the Funds.

For the period from July 1, 2012 through November 18, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount
Global Equity	$21,674
High Yield Bond	7,073

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2013, the Funds’ aggregate portion of such costs amounted to $14,655. Prior to April 22, 2013 Core Plus Bond paid $2,781 to TS&W.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Notes to Financial Statements (Continued)

October 31, 2013

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Nationwide Fund	0.25%	1.00%	1.00%	0.50%	N/A
Global Equity(a)	0.25%	N/A	1.00%	N/A	N/A
Growth	0.25%	1.00%	1.00%	0.50%	N/A
International Value	0.25%	N/A	1.00%	N/A	N/A
Small Company Growth	0.25%	N/A	N/A	N/A	N/A
U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A
Bond	0.25%	1.00%	1.00%	0.50%	N/A
Core Plus Bond	0.25%	N/A	N/A	N/A	N/A
Enhanced Income	0.25%	N/A	N/A	0.50%	N/A
Government Bond	0.25%	1.00%	1.00%	0.50%	N/A
High Yield Bond(a)	0.25%	N/A	0.75%	N/A	N/A
Inflation-Protected Securities	0.25%	N/A	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	N/A	0.15%
Short Duration Bond	0.25%	N/A	0.75%	N/A	0.25%

N/A — Not Applicable.

(a)	Effective November 19, 2012.

For the period from July 1, 2012 through November 18, 2012, the UBS Funds, on behalf of the corresponding Fund, was party to a distribution agreement with, and paid its fees to, UBS Global AM as follows:

Fund	Amount
Global Equity	$69,855
High Yield Bond	40,183

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Nationwide Fund, Global Equity, Growth, International Value, Small Company Growth and U.S. Small Cap Value Class A sales charges ranged from 0% to 5.75%, Bond, Government Bond, Inflation-Protected Securities, Core Plus Bond and High Yield Bond Class A sales charges ranged from 0% to 4.25% and Enhanced Income and Short Duration Bond Class A sales charges ranged from 0% to 2.25% based on the amount purchased. Effective October 29, 2013, Bond, Government Bond and Inflation-Protected Securities Class A sales charges changed in such a manner that the new Class A sales charges are equal to or lower than the prior Class A sales charges. For the year ended October 31, 2013, the Funds imposed front-end sales charges of $384,907. For the period from July 1, 2013 through October 31, 2013, Global Equity and High Yield Bond imposed front-end sales charges of $27,848.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A, Class B and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions, Class B shares made within 6 years of purchase, and Class C shares made within 1 year of purchase. Effective July 1, 2013, applicable Class A CDSCs were 1% for the Nationwide Fund, Global Equity, Growth, International Value, Small Company Growth and U.S. Small Cap Value, 0.75% for Bond, Core Plus Bond, Government Bond, High Yield Bond and Inflation-Protected Securities, and 0.50% for Enhanced Income and Short Duration Bond based on the original purchase price or the current market value of the shares being redeemed. Prior to July 1, 2013, applicable Class A CDSCs ranged from 0.25% to 0.50% for the Nationwide Fund, Enhanced Income, Growth and Short Duration, 0.25% to 0.75% for Bond, Core Plus Bond, Government Bond, High Yield Bond and Inflation-Protected Securities, and 0.25% to 1.00% for Global Equity, International Value, Small Company Growth and U.S. Small Cap Value, based on the original purchase price or the current market value of the shares being redeemed. Class B

Notes to Financial Statements (Continued)

October 31, 2013

CDSCs ranged from 1% to 5% for all Funds, based on the original purchase price or the current market value of the shares being redeemed and depending on how long the shares were held before redemption. Class C CDSCs were 1% for the Nationwide Fund, Global Equity, Growth, International Value, U.S. Small Cap Value, Bond and Government Bond and 0.75% for Core Plus Bond, High Yield Bond and Short Duration Bond, based on the original purchase price or the current market value of the shares being redeemed. For the year ended October 31, 2013, the Funds imposed CDSCs of $20,178. For the period from July 1, 2013 through October 31, 2013, Global Equity and High Yield Bond imposed CDSCs of $1,507.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Prime, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2013, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Nationwide Fund	$337,126
Global Equity(a)	9,563
Growth	114,934
International Value	490,605
Small Company Growth	38
U.S. Small Cap Value	287,974
Bond	45,286
Core Plus Bond(b)	30
Enhanced Income	6,693
Government Bond	97,305
High Yield Bond(a)	976
Inflation-Protected Securities	—
Money Market	760,052
Short Duration Bond	53,936
(a)	For the period from July 1, 2013 through October 31, 2013.

(b)	For the period from April 22, 2013 through October 31, 2013.

Amounts designated as “—” are zero or have been rounded to zero.

Prior to April 22, 2013, certain brokers, dealers, banks, trust companies and other financial institutions received compensation from Core Plus Bond for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Fund that were serviced by the financial institution. Such fees were paid by the Fund to the extent that the number of accounts serviced by the financial institution multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial institution been serviced directly through the Fund’s transfer agent. All fees in excess of this calculated amount were paid by TS&W. For the period from November 1, 2012 through April 21, 2013, the Fund paid $22,435 in these fees.

During the year ended October 31, 2013, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $3,411,786. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $5,959. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money

Notes to Financial Statements (Continued)

October 31, 2013

Market in an amount equal to $760,052. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

As of October 31, 2013, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Nationwide Fund	36.52%
Global Equity	0.01
Growth	3.51
International Value	91.85
Small Company Growth	5.47
U.S. Small Cap Value	80.80
Bond	15.35
Core Plus Bond	74.53
Enhanced Income	91.78
Government Bond	26.37
High Yield Bond	0.02
Inflation-Protected Securities	99.98
Money Market	22.14
Short Duration Bond	2.00

4.  Redemption Fees

For the period from November 1, 2011 through July 31, 2012, the Funds, except for Global Equity, Core Plus Bond, Enhanced Income, High Yield Bond, and Money Market, assessed a 2.00% redemption fee on shares that were sold or exchanged within the minimum holding period, which was 90 calendar days from the date of purchase for International Value and U.S. Small Cap Value; 30 calendar days for Nationwide Fund, Growth and Small Company Growth; and seven calendar days for Bond, Government Bond, and Short Duration Bond. The redemption fee, if any, was paid directly to the applicable Fund and was intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in a Fund’s asset levels and cash flow caused by short-term trading of a Fund’s shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee was not applied in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that were not able to implement the redemption fee. The fee did not apply to shares purchased through automatically reinvested dividends or capital gain distributions. Effective August 1, 2012, redemption fees were eliminated.

For the year ended October 31, 2012, Nationwide Fund, Growth, U.S. Small Cap Value, Bond, and Short Duration Bond had contributions to capital due to the collection of redemption fees in the amounts of $932, $639, $2, $2, and $6,792, respectively.

For the period from July 1, 2012 through November 18, 2012, Global Equity and High Yield Bond imposed a redemption fee on shares sold or exchanged within 90 days of purchase. For the period July 1, 2012 to November 18, 2012, Global Equity and High Yield had contributions to capital due to the collection of redemption fees in the amounts of $795 and $73, respectively. Effective November 19, 2012, the Funds did not impose a redemption fee.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan, The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trust to borrow up to $100,000,000. Advances taken by a Fund under

Notes to Financial Statements (Continued)

October 31, 2013

this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Prior to July 18, 2013, the line of credit required a commitment fee of 0.08% on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 17, 2014. Effective July 18, 2013, Global Equity, Core Plus Bond and High Yield Bond became a party to this credit agreement. There were no borrowings under the line of credit during the year ended October 31, 2013.

Prior to November 19, 2012, Global Equity and High Yield Bond had a credit agreement that could be utilized for various purposes. As of November 18, 2012, the Funds had no borrowings from the credit agreement.

Prior to April 22, 2013, Core Plus Bond earned cash management credits which were used to offset transfer agent expenses. For the period from November 1, 2012 through April 21, 2013, Core Plus Bond received $4 in cash management credits.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the year ended October 31, 2013, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Nationwide Fund	$790,582,217	$791,586,745
Global Equity(a)	14,611,875	21,779,408
Growth	225,823,297	282,652,174
International Value	48,709,034	147,744,989
Small Company Growth	45,331,178	599,748
U.S. Small Cap Value	40,197,894	23,322,621
Bond	21,764,708	33,669,394
Core Plus Bond	229,648,620	40,768,417
Enhanced Income	143,328,785	175,854,592
Government Bond	155,330,867	186,510,429
High Yield Bond(a)	12,119,382	14,781,012
Inflation-Protected Securities	184,067,547	65,555,612
Short Duration Bond	77,582,683	135,648,275

For the year ended October 31, 2013, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Bond	$4,109,467	$13,240,063
Core Plus Bond	15,095,416	6,968,206
Enhanced Income	—	2,516,670
Government Bond	7,856,517	14,777,678
High Yield Bond(a)	—	—
Inflation-Protected Securities	187,978,004	69,462,375
Money Market	124,985,806	127,000,000
Short Duration Bond	—	9,064,229

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from July 1, 2013 through October 31, 2013.

Notes to Financial Statements (Continued)

October 31, 2013

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncement

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management continues to evaluate the application of ASU 2013-01 and its impact, if any, for the Funds’ financial statements.

10.  Other

As of October 31, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Notes to Financial Statements (Continued)

October 31, 2013

Fund	% of Shares	Number of Accounts
Nationwide Fund	30.16%	2
Global Equity	51.04	1
Growth	—	—
International Value	85.96	2
Small Company Growth	83.57	2
U.S. Small Cap Value	75.62	2
Bond	12.48	1
Core Plus Bond	71.56	3	(a)
Enhanced Income	91.78	3	(a)
Government Bond	41.06	2
High Yield Bond	56.77	3
Inflation-Protected Securities	78.48	3	(a)
Money Market	66.40	2
Short Duration Bond	48.75	3

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Each such account is the account of an affiliated fund, except Core Plus Bond where 2 of 3 accounts are the account of an affiliated fund.

11.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. For the year ended October 31, 2013, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Nationwide Fund	$39,241
Global Equity(a)	—
Growth	37,999
International Value	309
Small Company Growth	2,958
U.S. Small Cap Value	—
(a)	For the period from July 1, 2013 through October 31, 2013.

Amounts designated as “—” are zero or have been rounded to zero.

12.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Nationwide Fund	$9,838,702	$—	$9,838,702	$—	$9,838,702
Global Equity(a)	—	—	—	—	—
Growth	1,384,692	—	1,384,692	—	1,384,692
International Value	5,120,597	—	5,120,597	—	5,120,597

Notes to Financial Statements (Continued)

October 31, 2013

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Small Company Growth	$95,019	$—	$95,019	$—	$95,019
U.S. Small Cap Value	1,149,220	1,438,594	2,587,814	—	2,587,814
Bond	3,257,432	815,067	4,072,499	—	4,072,499
Core Plus Bond	2,936,202	726,428	3,662,630	—	3,662,630
Enhanced Income	2,227,996	—	2,227,996	—	2,227,996
Government Bond	3,485,808	690,826	4,176,634	—	4,176,634
High Yield Bond(a)	1,082,393	—	1,082,393	—	1,082,393
Inflation-Protected Securities	172,645	—	172,645	—	172,645
Money Market	—	—	—	—	—
Short Duration Bond	1,117,206	—	1,117,206	—	1,117,206

(a)	For the period from July 1, 2013 through October 31, 2013,

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended June 30, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global Equity	$2,578,048	$—	$2,578,048	$—	$2,578,048
High Yield Bond	4,507,536	—	4,507,536	—	4,507,536

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Nationwide Fund	$8,314,176	$—	$8,314,176	$—	$8,314,176
Growth	—	—	—	—	—
International Value	2,885,576	—	2,885,576	—	2,885,576
Small Company Growth(a)	—	—	—	—	—
U.S. Small Cap Value	—	1,663,737	1,663,737	—	1,663,737
Bond	3,584,219	1,504,583	5,088,802	—	5,088,802
Core Plus Bond	2,926,622	628,959	3,555,581	—	3,555,581
Enhanced Income	3,014,533	—	3,014,533	—	3,014,533
Government Bond	5,898,202	450,980	6,349,182	—	6,349,182
Inflation-Protected Securities(b)	—	—	—	—	—
Money Market	—	—	—	—	—
Short Duration Bond	1,152,423	—	1,152,423	—	1,152,423

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(b)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

Notes to Financial Statements (Continued)

October 31, 2013

The tax character of distributions paid during the year ended June 30, 2012 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global Equity	$156,343	$—	$156,343	$—	$156,343
High Yield Bond	5,952,569	—	5,952,569	—	5,952,569

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Nationwide Fund	$3,041,985	$—	$3,041,985	$—	$(96,218,143)	$71,291,742	$(21,884,416)
Global Equity	1,763,085	—	1,763,085	—	(23,473,918)	17,257,343	(4,453,490)
Growth	543,534	15,297,385	15,840,919	—	—	30,336,163	46,177,082
International Value	3,163,356	—	3,163,356	—	(46,076,690)	17,934,391	(24,978,943)
Small Company Growth	1	150,769	150,770	—	(19,348)	6,741,751	6,873,173
U.S. Small Cap Value	204,276	7,752,788	7,957,064	—	—	35,977,712	43,934,776
Bond	77,213	341,172	418,385	(232,528)	—	2,984,580	3,170,437
Core Plus Bond	574,415	522,052	1,096,467	(486,869)	—	1,175,259	1,784,857
Enhanced Income	—	—	—	(149,247)	(8,201,069)	(59,857)	(8,410,173)
Government Bond	—	—	—	(75,428)	—	(304,046)	(379,474)
High Yield Bond	264,966	—	264,966	(265,197)	(37,394,048)	1,845,777	(35,548,502)
Inflation-Protected Securities	—	—	—	—	(3,609,539)	(11,976,132)	(15,585,671)
Money Market	—	—	—	—	(1,624,884)	—	(1,624,884)
Short Duration Bond	—	—	—	(86,399)	(1,407,524)	(87,846)	(1,581,769)

Amounts designated as “—” are zero or have been rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

Notes to Financial Statements (Continued)

October 31, 2013

As of October 31, 2013, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/ (depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Fund	$747,109,216	$80,285,056	$(8,993,310)	$71,291,746
Global Equity	71,980,892	20,085,262	(2,903,180)	17,182,082
Growth	146,829,095	32,146,687	(1,810,524)	30,336,163
International Value	105,720,653	22,043,876	(4,111,681)	17,932,195
Small Company Growth	52,959,388	7,949,379	(1,207,628)	6,741,751
U.S. Small Cap Value	127,297,166	43,362,493	(7,384,781)	35,977,712
Bond	77,782,351	3,835,279	(850,699)	2,984,580
Core Plus Bond	284,107,365	2,927,467	(1,752,208)	1,175,259
Enhanced Income	241,074,655	542,041	(601,898)	(59,857)
Government Bond	83,447,702	1,255,074	(1,559,120)	(304,046)
High Yield Bond	52,735,240	2,269,744	(423,967)	1,845,777
Inflation-Protected Securities	158,527,749	—	(11,976,132)	(11,976,132)
Money Market	1,242,685,984	1,387	(1,387)	—
Short Duration Bond	99,661,041	418,774	(506,620)	(87,846)

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2013, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards that will be considered short term, and may expire unused.

Fund	Amount	Expires
Nationwide Fund	$1,493,584	2017
Nationwide Fund	94,724,559	2018
Global Equity	23,473,918	2017
International Value	39,723,441	2017
International Value	3,059,470	2018
International Value	3,293,779	2019
Enhanced Income	688,792	2014
Enhanced Income	603,783	2016
Enhanced Income	1,323,888	2017
Enhanced Income	922,109	2018
Enhanced Income	1,507,116	2019
High Yield Bond	5,885,761	2014
High Yield Bond	1,000,707	2015

Notes to Financial Statements (Continued)

October 31, 2013

Fund	Amount	Expires
High Yield Bond	$4,782,241	2016
High Yield Bond	25,725,339	2017
Money Market	1,624,884	2016
Short Duration Bond*	798,570	2014
Short Duration Bond*	60,208	2015
Short Duration Bond*	135,829	2016
*	A portion of the capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and Regulations.

As of June 30, 2013, for federal income tax purposes, Global Equity and High Yield Bond have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards that will be considered short term, and may expire unused.

Fund	Amount	Expires
Global Equity	$26,337,016	2018
High Yield Bond	22,213,870	2014
High Yield Bond	5,885,761	2015
High Yield Bond	1,000,707	2016
High Yield Bond	4,782,241	2017
High Yield Bond	25,725,339	2018

During the year ended October 31, 2013, for federal income tax purposes, the Funds utilized capital loss carryforwards in the amounts listed below.

Fund	Amount
Nationwide Fund	$161,904,526
Global Equity	2,863,098
Growth	5,721,982
International Value	10,650,489
High Yield Bond	686,093
Money Market	8,928

During the year ended June 30, 2013, for federal income tax purposes, Global Equity and High Yield Bond utilized capital loss carryforwards in the amounts listed below.

Fund	Amount
Global Equity	$938,805
High Yield Bond	2,222,124

During the year ended October 31, 2013, the Funds had capital loss carryforwards that expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Amount
High Yield Bond	$21,527,777
Short Duration Bond	1,446,234

During the year ended June 30, 2013, High Yield Bond had capital loss carryforwards that expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Amount
High Yield Bond	$8,845,656

Notes to Financial Statements (Continued)

October 31, 2013

The following table represents capital loss carryforwards that are subject to the Modernization Act. These losses will retain the character reflected and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

	Loss Carryforward Character
Fund	Short Term	Long Term
Enhanced Income	$1,186,801	$1,968,580
Inflation-Protected Securities*	1,616,333	1,866,587
Short Duration Bond*	412,917	—
*	A portion of the capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and Regulations.

Amount designated as “—” is zero or has been rounded to zero.

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2013 through October 31, 2013, that in accordance with federal income tax regulations the Funds have elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2013, the Funds have elected to defer late year losses in the amounts listed below.

Fund	Late Year Loss Deferral
Small Company Growth	$19,348
Inflation-Protected Securities	6,659

13. Subsequent Events

Effective on or about February 21, 2014, the existing Class B shares of Nationwide Fund, Growth, Bond, and Government Bond will be converted to Class A shares of the same Fund. Class B shares will no longer be offered as of the same date.

Effective March 1, 2014, Class R2 shares of Nationwide Fund, Growth, Bond, Enhanced Income, and Government Bond will be renamed “Class R” shares.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Fund, Nationwide Global Equity Fund, Nationwide Growth Fund, Nationwide International Value Fund, Nationwide Small Company Growth Fund, Nationwide U.S. Small Cap Value Fund, Nationwide Bond Fund, Nationwide Core Plus Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund, Nationwide High Yield Bond Fund, Nationwide Inflation-Protected Securities Fund, Nationwide Money Market Fund, and Nationwide Short Duration Bond Fund (fourteen series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2013

Supplemental Information

October 31, 2013 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the taxable year ended October 31, 2013, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Nationwide Fund	100.00%
Growth	100.00
Small Company Growth	34.92
U.S. Small Cap Value	100.00

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
U.S. Small Cap Value	$1,438,594
Bond	815,067
Core Plus Bond	726,428
Government Bond	690,826

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2013, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Global Equity	$409,510	$0.0703
International Value	5,954,163	0.3351

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2013, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Global Equity	$16,462	$0.0028
International Value	484,854	0.0273

Management Information

October 31, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	112	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	112	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	112	None

Management Information (Continued)

October 31, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	112	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	112	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	112	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	112	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	112	None

Management Information (Continued)

October 31, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	112	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

Management Information (Continued)

October 31, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, he also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Market Index Definitions

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays Long U.S. Treasury Index: An unmanaged index that measures the performance of all investment-grade, publicly issued U.S. Treasury securities with a remaining maturity of 10 years or more and $250 million or more in outstanding face value.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Barclays U.S. Credit Index: An unmanaged, market value-weighted index that measures the performance of investment-grade, fixed-rate, publicly issued U.S. corporates and non-corporates, including foreign agencies, sovereigns, supranationals and foreign local government issues, with at least $250 million par value outstanding and a maturity of one year or more.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected

Market Index Definitions (con’t.)

issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones Industrial Average (DJIA): A market indicator consisting of a price-weighted average of 30 blue chip stocks actively traded on the New York Stock Exchange (NYSE) and the National Association of Securities Dealers Automated Quotations (NASDAQ) system; invented by Charles Dow in 1896, the DJIA represents 15% to 20% of the value of NYSE stocks.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

KOSPI 200 Index: An unmanaged index that is a subset of the Korea Composite Stock Price Index; measures the performance of the stocks of the 200 largest publicly traded companies on the Korea Stock Exchange.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI ex USA Index: An unmanaged, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI All Country World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets (EM) Index: An unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets.

MSCI Greece Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in Greece.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large- and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

SET50 Index: An unmanaged index that measures the performance of the stocks of the 50 largest companies trading on the Stock Exchange of Thailand.

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2013 Nationwide Funds Group. All rights reserved.

AR-CORE 12/13

Annual Report

October 31, 2013

Nationwide Mutual Funds

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Shareholders

October 31, 2013

Dear Shareholder,

I am proud to report that Nationwide Financial has acquired 17 mutual funds through an agreement with HighMark Capital Management, Inc. and approval of its shareholders. This agreement is the latest step in the Nationwide Financial strategy to pursue Nationwide Funds growth.

Why is this important to you, a Nationwide Funds shareholder? By adding these HighMark Funds to the Nationwide Mutual Funds lineup, we continue to expand our selection of investment strategies. The transaction provides Nationwide Funds with approximately $3.6 billion in new mutual fund assets, enabling Nationwide to present a wider array of investment offerings. It also underscores our commitment to helping Americans, like you, prepare for and live in retirement.

During the 12-month reporting period ended October 31, 2013, broad U.S. stock market performance was predominantly positive, with the S&P 500® Index returning 27.18%. Yet despite recent encouraging returns, several years of economic volatility and uncertainty have left some investors distrustful of the markets and wary about their economic futures. In short, they have developed a fear of financial planning.

Nationwide Funds recently released the results of its in-depth investor sentiment survey conducted by Harris Interactive, titled Fear of Financial Planning. The study revealed that 26 percent of potential investors do not have a financial plan. Given that we live in an era when Americans are more responsible for their own financial security than ever before, we find this statistic troubling and are working to spread the word that financial planning is a necessity, not an option.

We encourage all of our shareholders to meet regularly with their financial advisors. An effective financial plan involves much more than just opening an investment account. It includes taking a macro-level view of your circumstances and making use of thoughtful, customized long-term analysis. An effective financial plan also contains contingencies to offset potential surprises and risks, specific action steps and defined milestones to help increase your confidence and measure success. Armed with a plan, you are never alone.

In his novel “The Hobbit,” author J.R.R. Tolkien wrote, “It does not do to leave a live dragon out of your calculations, if you live near him.” Since the beginning of the financial crisis, investors have been living close to a live dragon and have felt his heat. However, as every experienced dragon slayer knows, having a comprehensive plan of attack, a wide array of tools and a team of trusted experts by your side quiets fear and fortifies you to pursue victory.

Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal year ended October 31, 2013, most asset classes reported strong performance. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 27.2% return, and with nearly all sectors and capitalization ranges delivering strong performance. International equities also were solid, with developed markets outperforming emerging markets. Fixed-income results were mixed, as credit-sensitive indexes showed positive returns, while rate-sensitive indexes were affected by rising Treasury yields.

Domestically, the reporting period was dominated by news from Washington. The main topics from November 2012 through January 2013 consisted of the national election for president and congressional control and a heated debate on the fiscal cliff. Concerns about the tapering (gradual reduction) of the Federal Reserve’s Quantitative Easing (“QE”) policy, the federal government shutdown and rhetoric in Congress related to raising the debt ceiling affected trading in August, September and October 2013. The S&P 500 Index was up 10 of the 12 months of the fiscal year, including consecutively from November 2012 through May 2013. The S&P 500 Index showed modest gains in November and December 2012 of 0.58% and 0.91%, respectively, despite the political uncertainty.

The S&P 500 Index was up 10 of the 12 months of the fiscal year, including consecutively from November 2012 through May 2013.

The first quarter of calendar-year 2013 saw a substantial rally, with the S&P 500 Index up 10.6% on relief over a conclusion to a contentious election season and the implementation of the federal spending cuts on March 1. The broad-based market’s strength continued in April and May, with the S&P 500 Index returning 1.9% and 2.3%, respectively, before the market became choppy for the remainder of the reporting period on a spike in interest rates. The equity and fixed-income markets reacted to comments from Federal Reserve Chairman Ben Bernanke suggesting a tapering of the Fed’s QE program later in the year. Volatility increased materially, with substantial positive returns for the S&P 500 Index of 5.1% in July, 3.1% in September and 4.6% in October, somewhat offset by postings of -1.3% in June and -2.9% in August. A theme in the market during 2013 was “sell the rumor, buy the news,” as the market sold off modestly into the period of uncertainty, and rallied substantially as a conclusion was reached.

While gradually improving through the reporting period, U.S. economic activity was sluggish during the period, with GDP growth of 0.1%, 1.1%, 2.5% and 2.8% from calendar 4Q12 through calendar 3Q13. This was the primary impetus for the cautious approach by the Federal Reserve with regard to maintaining the QE program. Inflation remained well controlled during the reporting period, with the core Consumer Price Index (CPI) below 2% throughout the period, ending at 1.7% in October 2013. CPI, which includes the volatile food and energy categories, was actually lower than core CPI, averaging 1.6% and exiting September 2013 at 1.2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.9% to 7.2%, aided by the labor participation rate declining to 63.3% from 63.8% a year ago (the figure was more than 66% at the beginning of the 2008 recession).

The strong performance in domestic equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth and value roughly equal. The best-performing sectors in the S&P 500 Index were consumer discretionary, with 40.5%, industrials, with 35.8% and health care, with 34.3%. Consumer discretionary and industrials benefited from improved profits and expanding valuations, and health care rose in reaction to excitement surrounding new products. The worst-performing sectors were utilities, with 9.5% and telecommunications, with 13.1%. Utilities and telecommunications were relatively impacted by rising rates, as the high dividends paid by these sectors were relatively less attractive.

2

Economic Review (con’t.)

The strong performance in domestic equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth and value roughly equal.

International stocks were very strong at the start of the reporting period, as European shares rallied on hopes that the worst of the stress on the banking system was behind them. Asian shares rose in reaction to a U.S. rally and the prospect of additional stimulus from Japan’s Central Bank. In November and December 2012, international shares materially outperformed U.S. shares, with the MSCI ACWI ex USA Index outperforming the S&P 500 Index by nearly 4%. Throughout the year, the performance of international stocks continued to be positive but weaker relative to U.S. stocks. Europe was reminded of the fragile state of the banking systems of its weaker members, this time with Cyprus. Continued political tensions in Greece, sluggish economic growth and worries about a U.S. tapering depressed relative returns through mid-year, before the market rallied in response to stabilization of political and banking system risk. Asia was relatively strong throughout the year, primarily due to the prospect of renewed stimulus by Japan’s Central Bank and a beneficial exchange rate. Emerging market stocks lagged on concerns about China’s slowing economic growth as well as political tensions in Brazil, Turkey, North Korea and the Middle East, and steadily declining commodity prices.

Performance in the fixed-income markets was driven by a sustained period of rising rates throughout most of the reporting period. Long-term Treasury yields rose meaningfully during the period, moving from a low of 1.70% in October 2012 to a high of 3.00% in September 2013 on anticipation of the tapering of Fed policy, but fell to 2.54% by the end of October as those concerns faded. The broadly based Barclays U.S. Aggregate Bond Index posted a total return of - 1.1% for the reporting period. Long-duration benchmarks showed negative relative performance, with the Barclays Long U.S. Treasury Index down 9.3%. A generally benign economic environment allowed a narrowing of most credit spreads, resulting in positive performance for high-yield and emerging market benchmarks. Municipal bonds performed largely in line with the broader index, as the positive impact from the gradual improvement in economic conditions was offset by a few high-profile events, such as the fears of a possible default of Puerto Rico, the third-largest municipal issuer behind California and New York.

Index	Fiscal Year Total Return
S&P 500®	27.18%
Russell 1000® Growth	28.30%
Russell 1000® Value	28.29%
Russell 2000®	36.28%
MSCI World ex USA	24.65%
MSCI Emerging Markets	6.53%
Barclays U.S. Aggregate Bond	-1.08%
Barclays U.S. 10-20 Year Treasury Bond	-5.23%
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays Municipal Bond	-1.72%
Barclays U.S. Corporate High Yield	8.87%
Barclays Emerging Markets USD Aggregate Bond	-1.24%

3

Fund Commentary	Nationwide Bond Index Fund

For the annual period ended October 31, 2013, the Nationwide Bond Index Fund (Institutional Class) registered -1.53% versus -1.08% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 184 funds as of October 31, 2013) was -0.12% for the same time period.

We began the fiscal year in the fourth quarter of 2012 with the U.S. presidential election and subsequent “fiscal cliff” debate as major factors impacting markets. Market participants focused on the intermediate part of the Treasury yield curve, due to a sharp re-pricing in Governor Mitt Romney’s election chances following his strong performance in the first presidential debate. Romney’s hawkish stance and claim to want to replace Federal Open Market Committee (“FOMC”) Chairman Ben Bernanke in 2014, if elected, forced traders to prepare for a possibly different Fed reaction function down the road. As a result, in October, the five-year note sold off from 1.60% to a high of 1.85% before finishing the month at 1.70%. Also near the beginning of the quarter, the FOMC meeting on October 24, 2012, was generally a non-event, but the year’s final Fed meeting, held December 11-12, 2012, introduced an earlier-than-expected move from calendar date rate guidance toward threshold data targeting. Market reaction following the early-December release of the Fed’s statement was a move to lower yields, but that quickly faded as the market priced in the possibility that rate hikes would come sooner than expected if data (such as unemployment) continued along recent trend lines. The credit sector, after rallying at the beginning of the quarter to the point at which the Barclays U.S. Credit Index saw its yield-to-worst drop to a multiyear low of 2.53%, the remaining two months of 2012 saw returns weaken on fiscal cliff uncertainties and high levels of issuance, with quarterly total returns coming in at 1.04%. Indeed, in November, low Treasury yields and fears over tax and policy changes prompted companies to issue debt ahead of their funding needs, resulting in record-high monthly supply of $115 billion. And while December issuance was lower, with $46.5 billion pricing in the primary market, the 2012 overall issuance also totaled a record high of $838 billion. Disappointingly, from a bondholders perspective, we saw companies increasingly using debt to fund special dividend programs and mergers-and-acquisitions activities.

In January, overall economic data continued to improve, leading to optimism across the marketplace. As investors added risk to their portfolios, the S&P 500® Index returned 5.18% while fixed income generally sold off. February proved to be another strong month for economic data, although this was somewhat overshadowed by the fiscal negotiations playing out in Washington. In March, the U.S. 10-year Treasury yield sold off in the first half of the month from 1.84% to 2.08% before breaking sharply lower during the latter half, following the Cyprus bailout. One of the primary contributors to the rise in yields to start the month was the expectation of a resilient labor market, a fact that was confirmed with the better-than-expected non-farm payroll print of 236,000 versus 165,000 and a 20-basis-point drop in the U.S. unemployment rate to 7.7%.

After U.S. economic data surprised to the upside during the first quarter, April data largely fell short of expectations. The Treasury market initially traded well against this backdrop, as 10-year Treasury yields reached their lowest level of 2013. The stock market remained resilient, however, as the S&P 500 Index reached a record high and the Dow Jones Industrial Average closed up for the fifth consecutive month. The wave of disappointing U.S. data was led by poor labor market data, particularly non-farm payrolls, which printed the lowest reading since June 2012. In May, economic data fared better after falling short of expectations the previous month. Treasurys and spread products did not fare as well in this market, however, as yields sold off in response to fears that the Fed would begin tapering (or gradually reducing) its asset purchase program sooner than anticipated. The month of June saw a dramatic increase in volatility with interest rates surging across the curve. This volatility was driven by increased fears over early Fed tapering that followed June’s FOMC meeting and resulted in the curve bear

4

Fund Commentary (con’t.)	Nationwide Bond Index Fund

flattening. In particular, the 10-year Treasury yield jumped to an intraday high of 2.65% just three days after the FOMC statement was released. The fact that the bond market suffered even as economic data remained tame and inflation continued to print below trend (factors that would normally be positive for bonds) illustrated the importance of Fed policy in market performance.

After June saw negative total and excess returns across fixed-income assets, July reversed this move with most sectors posting positive excess returns. June’s sell-off was led by a Fed that was perceived as increasingly hawkish, while July’s rally was driven by improving data in the U.S. and signs that the Fed wasn’t quite as hawkish as the market perceived. August was a volatile month for the fixed-income markets as investors became transfixed on whether or not the Fed would taper its asset purchase program in September. Subsequently, yields reacted sharply with every economic data print and news release. By month end, the front of the yield curve steepened and nearly all aggregate fixed-income sectors posted negative excess returns with the exception of asset-backed securities and mortgages. The surprising withdrawal of former Treasury secretary Larry Summers from consideration to become the next Fed Chairman and the Fed’s decision not to taper its asset purchase program resulted in a strong bond market rally in September. All major sectors in the Barclays U.S. Aggregate Bond Index posted positive total returns for the month. Within the major sectors, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) posted the highest excess returns while corporates were the only sector that underperformed Treasurys on a duration-adjusted basis.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities and foreign securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Bond Index Fund

Objective

The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

U.S. Treasury Notes	30.1%
U.S. Government Mortgage Backed Agencies	29.6%
Corporate Bonds	23.4%
Mutual Fund	7.5%
U.S. Treasury Bonds	4.9%
U.S. Government Sponsored & Agency Obligations	4.6%
Sovereign Bonds	2.9%
Commercial Mortgage Backed Securities	1.7%
Repurchase Agreements	1.3%
Municipal Bonds	1.0%
Yankee Dollars	0.5%
Asset-Backed Securities	0.5%
Liabilities in excess of other assets††	(8.0)%
100.0%

Top Industries†††

Commercial Banks	3.1%
Oil, Gas & Consumable Fuels	1.9%
Diversified Financial Services	1.8%
Electric Utilities	1.5%
Capital Markets	1.1%
Diversified Telecommunication Services	1.0%
Media	1.0%
Thrifts & Mortgage Finance	1.0%
Insurance	0.9%
Pharmaceuticals	0.8%
Other Industries*	85.9%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund—Institutional Class	6.9%
U.S. Treasury Notes, 2.13%, 02/29/16	1.6%
Federal National Mortgage Association Pool TBA, 3.00%, 11/25/43	1.5%
U.S. Treasury Notes, 0.25%, 12/15/14	1.3%
U.S. Treasury Notes, 2.00%, 01/31/16	1.2%
U.S. Treasury Notes, 2.38%, 02/28/15	1.2%
Federal National Mortgage Association, 0.75%, 12/19/14	1.2%
U.S. Treasury Notes, 0.75%, 06/30/17	1.1%
Federal National Mortgage Association Pool TBA, 4.00%, 11/25/43	1.1%
U.S. Treasury Notes, 1.38%, 09/30/18	1.0%
Other Holdings*	81.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of October 31, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(1.82)%	5.29%	4.09%
	w/SC2	(6.01)%	4.06%	3.48%
Class B	w/o SC1	(2.42)%	4.67%	3.46%
	w/SC3	(7.19)%	4.33%	3.46%
Class C4	w/o SC1	(2.43)%	4.67%	3.46%
	w/SC5	(3.38)%	4.67%	3.46%
Institutional Class[6]		(1.53)%	5.72%	4.49%

Expense Ratios

Expense Ratio*
Class A	0.69%
Class B	1.29%
Class C	1.29%
Institutional Class	0.29%

*Current effective prospectus dated March 1, 2013. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]

Prior to February 28, 2011, a 5.75% front-end sales charge was deducted. For the period from March 1, 2011 through October 29, 2013 a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns are based on the previous performance of the Fund for the period through December 31, 2005 of Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in SCs (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such class. If these other fees were reflected, the performance for Class C would have been lower.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

7

Fund Performance (con’t.)	Nationwide Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Bond Index Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Index Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	977.20	3.24	0.65
	Hypothetical	[a,b]	1,000.00	1,021.93	3.31	0.65
Class B Shares	Actual	[a]	1,000.00	974.20	6.32	1.27
	Hypothetical	[a,b]	1,000.00	1,018.80	6.46	1.27
Class C Shares	Actual	[a]	1,000.00	974.20	6.32	1.27
	Hypothetical	[a,b]	1,000.00	1,018.80	6.46	1.27
Institutional Class Shares	Actual	[a]	1,000.00	978.30	1.30	0.26
	Hypothetical	[a,b]	1,000.00	1,023.89	1.33	0.26

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2013

Nationwide Bond Index Fund

Asset-Backed Securities 0.5%

	Principal Amount	Market Value

Automobiles 0.2%
Ally Auto Receivables Trust, Series 2012-4, Class A4, 0.80%, 10/16/17	$1,000,000	$1,000,489
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94%, 12/15/17	700,000	712,766

		1,713,255

Credit Card 0.3%
Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7, 5.75%, 07/15/20	1,191,000	1,385,149
Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	500,000	499,446
Citibank Credit Card Issuance Trust, Series 2006-A3, Class A3, 5.30%, 03/15/18	750,000	829,717

		2,714,312

Total Asset-Backed Securities (cost $4,414,322)		4,427,567

Commercial Mortgage Backed Securities 1.7%
Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4, 5.45%, 01/15/49	1,630,000	1,795,285
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ, 4.75%, 06/11/41	1,384,000	1,400,312
CW Capital Cobalt Ltd., Series 2007-C3, Class A4, 5.77%, 05/15/46 (a)	490,000	548,310
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.48%, 03/10/39	1,000,000	1,067,040
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	1,546,000	1,642,085
Series 2006-LDP7, Class A4, 5.86%, 04/15/45 (a)	1,000,000	1,096,949
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	2,000,000	2,194,692
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	300,000	330,204
Series 2011-C5, Class A3, 4.17%, 08/15/46	600,000	643,438

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 5.89%, 08/12/49 (a)	$857,000	$976,700
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 02/16/46	1,300,000	1,251,037
Wachovia Bank Commercial Mortgage Trust
Series 2006-C25, Class A5, 5.72%, 05/15/43 (a)	1,900,000	2,094,926
Series 2007-C33, Class A4, 5.92%, 02/15/51 (a)	1,395,000	1,556,953

Total Commercial Mortgage Backed Securities (cost $14,845,128)		16,597,931

Corporate Bonds 23.4%
Aerospace & Defense 0.3%
Boeing Co. (The), 4.88%, 02/15/20	200,000	228,640
General Dynamics Corp., 3.88%, 07/15/21	150,000	157,759
L-3 Communications Corp., 4.95%, 02/15/21	250,000	265,449
Lockheed Martin Corp., 4.07%, 12/15/42	191,000	169,075
Northrop Grumman Corp., 4.75%, 06/01/43	250,000	242,033
Raytheon Co. 6.40%, 12/15/18	144,000	173,603
3.13%, 10/15/20	250,000	254,249
Rockwell Collins, Inc., 5.25%, 07/15/19	70,000	80,145
United Technologies Corp. 4.88%, 05/01/15	460,000	489,892
6.13%, 07/15/38	150,000	183,890
4.50%, 06/01/42	250,000	245,796

		2,490,531

Airlines 0.1%
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24 (b)	250,000	258,125
Delta Air Lines Pass Through Trust, Series 2012-1A, 4.75%, 05/07/20	241,073	256,743
Southwest Airlines Co., 5.13%, 03/01/17	103,000	113,458
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 08/15/25	250,000	250,000

		878,326

10

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Auto Components 0.1%
Johnson Controls, Inc. 4.25%, 03/01/21	$100,000	$105,046
3.75%, 12/01/21	400,000	408,008

		513,054

Automobiles 0.1%
Ford Motor Co., 7.45%, 07/16/31	350,000	439,119
Toyota Motor Credit Corp. 0.88%, 07/17/15	600,000	603,608
4.50%, 06/17/20	250,000	275,902

		1,318,629

Beverages 0.6%
Anheuser-Busch Cos. LLC 5.00%, 03/01/19	164,000	185,507
5.75%, 04/01/36	151,000	171,989
6.00%, 11/01/41	103,000	123,431
Anheuser-Busch InBev Worldwide, Inc. 0.80%, 07/15/15	500,000	502,111
5.38%, 01/15/20	350,000	404,719
5.00%, 04/15/20	200,000	227,758
2.50%, 07/15/22	500,000	471,300
Beam, Inc., 5.38%, 01/15/16	105,000	114,426
Coca-Cola Co. (The), 3.15%, 11/15/20	450,000	467,761
Coca-Cola Co./The, 3.20%, 11/01/23	400,000	399,208
Diageo Capital PLC 1.13%, 04/29/18	350,000	340,568
4.83%, 07/15/20	250,000	281,667
Diageo Finance BV, 5.30%, 10/28/15	451,000	491,928
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	250,000	246,627
Molson Coors Brewing Co., 3.50%, 05/01/22 (c)	250,000	251,035
Pepsi Bottling Group, Inc. (The), Series B, 7.00%, 03/01/29	144,000	185,095
PepsiAmericas, Inc., 4.88%, 01/15/15	208,000	218,824
PepsiCo, Inc. 3.13%, 11/01/20	200,000	204,441
3.60%, 08/13/42 (c)	300,000	250,867

		5,539,262

Corporate Bonds (continued)

	Principal Amount	Market Value

Biotechnology 0.3%
Amgen, Inc. 2.30%, 06/15/16	$200,000	$206,441
3.45%, 10/01/20	200,000	205,405
3.88%, 11/15/21	500,000	517,509
6.40%, 02/01/39	300,000	349,489
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	100,000	103,500
Celgene Corp. 3.95%, 10/15/20	250,000	262,491
3.25%, 08/15/22	200,000	192,089
Genentech, Inc., 5.25%, 07/15/35	62,000	67,884
Gilead Sciences, Inc. 3.05%, 12/01/16	100,000	105,762
4.50%, 04/01/21	100,000	108,417
4.40%, 12/01/21	400,000	432,620

		2,551,607

Building Products 0.0%†
Owens Corning, 9.00%, 06/15/19	17,000	20,995

Capital Markets 1.2%
Ameriprise Financial, Inc. 5.30%, 03/15/20	100,000	114,200
4.00%, 10/15/23	250,000	256,311
Bear Stearns Cos. LLC (The) 5.30%, 10/30/15	123,000	132,870
4.65%, 07/02/18	246,000	271,477
Charles Schwab Corp. (The), 2.20%, 07/25/18	150,000	152,072
Credit Suisse USA, Inc. 5.85%, 08/16/16	300,000	337,887
7.13%, 07/15/32	195,000	258,745
Deutsche Bank AG 3.25%, 01/11/16	500,000	524,839
4.30%, 05/24/28 (a)	250,000	229,415
Franklin Resources, Inc., 2.80%, 09/15/22	250,000	237,801
Goldman Sachs Group, Inc. (The) 5.13%, 01/15/15	461,000	483,351
5.35%, 01/15/16	453,000	494,765
3.63%, 02/07/16	430,000	453,463
2.90%, 07/19/18	500,000	510,321
Series D, 6.00%, 06/15/20	500,000	578,829
5.25%, 07/27/21	300,000	329,017
5.75%, 01/24/22	250,000	282,930
6.13%, 02/15/33	200,000	223,474
6.75%, 10/01/37	700,000	755,297
Jefferies Group LLC, 6.88%, 04/15/21	250,000	281,754

11

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Morgan Stanley 6.00%, 04/28/15	$300,000	$321,532
3.45%, 11/02/15	200,000	207,788
1.75%, 02/25/16	500,000	504,337
3.80%, 04/29/16	200,000	210,990
4.75%, 03/22/17	500,000	547,078
2.13%, 04/25/18 (c)	250,000	248,333
7.30%, 05/13/19	400,000	485,735
5.50%, 07/28/21	150,000	168,823
3.75%, 02/25/23 (c)	250,000	246,639
4.10%, 05/22/23	350,000	337,556
7.25%, 04/01/32	226,000	283,669
Nomura Holdings, Inc., 4.13%, 01/19/16	350,000	368,716
UBS AG 5.88%, 07/15/16	679,000	754,925
5.88%, 12/20/17	250,000	289,321

		11,884,260

Chemicals 0.3%
Air Products & Chemicals, Inc., 1.20%, 10/15/17	250,000	245,508
Albemarle Corp., 5.10%, 02/01/15	82,000	86,369
CF Industries, Inc., 3.45%, 06/01/23	350,000	332,842
Dow Chemical Co. (The) 4.13%, 11/15/21	150,000	155,200
4.38%, 11/15/42	350,000	315,380
E.I. du Pont de Nemours & Co. 5.25%, 12/15/16	265,000	299,009
4.90%, 01/15/41 (c)	200,000	204,040
Eastman Chemical Co., 3.60%, 08/15/22	250,000	244,218
Ecolab, Inc., 4.35%, 12/08/21	100,000	106,426
Lubrizol Corp., 6.50%, 10/01/34	103,000	125,843
LyondellBasell Industries NV, 6.00%, 11/15/21	400,000	464,500
Praxair, Inc. 4.05%, 03/15/21	150,000	159,276
3.00%, 09/01/21	300,000	299,509

		3,038,120

Commercial Banks 3.2%
Abbey National Treasury Services PLC, 4.00%, 04/27/16	125,000	133,218
Banco do Brasil SA, 3.88%, 10/10/22	300,000	271,591
Bank of America NA 6.00%, 06/15/16	205,000	224,732
5.30%, 03/15/17	500,000	552,976

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Bank of Montreal, 1.30%, 07/15/16	$500,000	$504,026
Bank of New York Mellon Corp. (The) 1.20%, 02/20/15	250,000	251,994
2.30%, 07/28/16	450,000	466,875
Bank of Nova Scotia, 2.90%, 03/29/16	900,000	942,281
Bank One Corp., 8.00%, 04/29/27	202,000	266,260
Barclays Bank PLC 2.75%, 02/23/15	500,000	512,629
5.14%, 10/14/20	250,000	266,756
BB&T Corp., 2.15%, 03/22/17	650,000	665,330
BNP Paribas SA 3.60%, 02/23/16	250,000	264,474
2.70%, 08/20/18	500,000	512,619
Branch Banking & Trust Co., 1.45%, 10/03/16	250,000	252,382
Canadian Imperial Bank of Commerce, 1.35%, 07/18/16	500,000	504,789
Capital One Financial Corp., 2.15%, 03/23/15	500,000	508,160
Comerica, Inc., 4.80%, 05/01/15	123,000	129,929
Commonwealth Bank of Australia, 1.90%, 09/18/17	500,000	506,684
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.38%, 01/19/17	250,000	266,292
1.70%, 03/19/18	250,000	248,905
5.25%, 05/24/41	125,000	133,220
Credit Suisse/New York, 3.50%, 03/23/15	250,000	260,187
Deutsche Bank Financial LLC, 5.38%, 03/02/15	123,000	128,845
Discover Bank, 7.00%, 04/15/20	300,000	355,477
Export-Import Bank of Korea 4.00%, 01/29/21	350,000	364,646
5.00%, 04/11/22	250,000	278,269
Fifth Third Bancorp 3.63%, 01/25/16	400,000	421,508
3.50%, 03/15/22	300,000	298,413
HSBC Bank USA NA, 5.88%, 11/01/34	498,000	546,272
HSBC Holdings PLC, 4.00%, 03/30/22	500,000	518,698
HSBC USA, Inc. 1.63%, 01/16/18	500,000	495,421
2.63%, 09/24/18	250,000	255,797
Intesa Sanpaolo SpA, 3.88%, 01/15/19	200,000	200,779

12

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
JPMorgan Chase Bank NA, 6.00%, 07/05/17	$530,000	$603,716
KeyCorp, 5.10%, 03/24/21	150,000	166,080
Korea Development Bank (The), 3.25%, 03/09/16	500,000	519,977
Korea Finance Corp., 4.63%, 11/16/21	200,000	217,187
Kreditanstalt fuer Wiederaufbau 4.38%, 07/21/15 (c)	1,405,000	1,494,668
0.50%, 09/30/15	500,000	499,818
5.13%, 03/14/16	400,000	442,366
2.00%, 06/01/16 (c)	500,000	517,250
4.38%, 03/15/18	800,000	902,414
1.00%, 06/11/18 (c)	1,000,000	984,764
2.75%, 09/08/20	800,000	826,561
Landwirtschaftliche Rentenbank 2.13%, 07/15/16	250,000	259,183
5.13%, 02/01/17	600,000	680,886
National Australia Bank Ltd., 1.30%, 07/25/16	500,000	504,079
National City Corp., 4.90%, 01/15/15	246,000	257,513
Oesterreichische Kontrollbank AG 4.50%, 03/09/15	414,000	437,143
4.88%, 02/16/16	250,000	274,797
PNC Bank NA, 2.95%, 01/30/23	350,000	328,999
PNC Funding Corp. 5.25%, 11/15/15	246,000	265,903
5.13%, 02/08/20	400,000	450,749
Royal Bank of Canada, 2.20%, 07/27/18	500,000	506,233
Royal Bank of Scotland PLC (The), 4.38%, 03/16/16	500,000	533,750
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	217,402
State Street Corp., 4.38%, 03/07/21	300,000	326,294
Sumitomo Mitsui Banking Corp., 1.80%, 07/18/17	500,000	502,094
SunTrust Banks, Inc. 3.60%, 04/15/16	150,000	158,362
3.50%, 01/20/17	350,000	371,657
Toronto-Dominion Bank (The) 2.38%, 10/19/16	250,000	260,163
1.40%, 04/30/18	250,000	246,212
US Bancorp 1.65%, 05/15/17	350,000	353,574
4.13%, 05/24/21	100,000	107,388
2.95%, 07/15/22	300,000	284,180
US Bank NA, 4.80%, 04/15/15	92,000	97,371

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Wachovia Bank NA, 6.60%, 01/15/38	$425,000	$529,770
Wells Fargo & Co. 3.68%, 06/15/16 (d)	550,000	586,426
5.13%, 09/15/16	144,000	159,477
1.50%, 01/16/18	750,000	746,278
2.15%, 01/15/19	500,000	502,393
Series M, 3.45%, 02/13/23	250,000	238,056
5.38%, 02/07/35	118,000	127,195
Westpac Banking Corp. 4.20%, 02/27/15	500,000	524,486
2.25%, 07/30/18	500,000	506,916

		31,030,164

Commercial Services & Supplies 0.1%
GATX Corp., 2.38%, 07/30/18	250,000	248,899
Republic Services, Inc., 5.25%, 11/15/21	600,000	665,250
Science Applications International Corp., 5.50%, 07/01/33	123,000	115,457
Waste Management, Inc., 7.00%, 07/15/28	113,000	141,126

		1,170,732

Communications Equipment 0.1%
Cisco Systems, Inc. 4.95%, 02/15/19	335,000	382,405
5.50%, 01/15/40	250,000	278,064
Motorola Solutions, Inc., 7.50%, 05/15/25	144,000	175,345
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	150,000	148,634

		984,448

Computers & Peripherals 0.2%
Apple, Inc. 1.00%, 05/03/18	500,000	486,559
3.85%, 05/04/43 (c)	250,000	211,817
EMC Corp., 1.88%, 06/01/18	500,000	500,050
Hewlett-Packard Co. 2.35%, 03/15/15	400,000	406,902
4.65%, 12/09/21 (c)	500,000	505,248
Seagate HDD Cayman, 3.75%, 11/15/18 (b)	200,000	200,000

		2,310,576

Construction & Engineering 0.0%†
ABB Finance USA, Inc., 4.38%, 05/08/42	100,000	95,738

13

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Construction Materials 0.1%
CRH America, Inc., 6.00%, 09/30/16	$465,000	$524,832

Consumer Finance 0.5%
American Express Co. 6.15%, 08/28/17	125,000	145,894
1.55%, 05/22/18	250,000	246,607
6.80%, 09/01/66 (a)	210,000	224,700
American Express Credit Corp., 2.75%, 09/15/15	400,000	416,049
Boeing Capital Corp., 4.70%, 10/27/19	250,000	284,189
Capital One Bank USA NA, 3.38%, 02/15/23	250,000	238,477
Ford Motor Credit Co. LLC 2.50%, 01/15/16	250,000	256,378
1.70%, 05/09/16	500,000	504,106
4.25%, 02/03/17	500,000	540,027
5.88%, 08/02/21	250,000	285,876
HSBC Finance Corp., 6.68%, 01/15/21	356,000	413,976
John Deere Capital Corp. 0.70%, 09/04/15	500,000	501,371
1.30%, 03/12/18 (c)	400,000	395,095

		4,452,745

Distributors 0.0%†
Arrow Electronics, Inc., 4.50%, 03/01/23	250,000	247,859

Diversified Financial Services 1.9%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	62,000	71,551
Associates Corp. of North America, 6.95%, 11/01/18	236,000	281,881
AXA Financial, Inc., 7.00%, 04/01/28	92,000	104,189
Bank of America Corp. 4.75%, 08/01/15	431,000	458,407
5.25%, 12/01/15	513,000	551,018
5.63%, 10/14/16	440,000	491,951
3.88%, 03/22/17	500,000	535,188
2.00%, 01/11/18	300,000	297,936
5.63%, 07/01/20	250,000	286,825
5.00%, 05/13/21	500,000	549,107
5.70%, 01/24/22	250,000	286,989
3.30%, 01/11/23	250,000	239,752
4.10%, 07/24/23	500,000	505,444
5.88%, 02/07/42 (c)	250,000	287,213
Citigroup, Inc. 3.95%, 06/15/16	675,000	720,349
5.85%, 08/02/16	287,000	320,517
6.13%, 11/21/17	500,000	578,635

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
5.38%, 08/09/20	$500,000	$568,117
3.38%, 03/01/23	350,000	338,314
3.88%, 10/25/23	250,000	249,828
5.50%, 09/13/25	250,000	264,892
6.63%, 06/15/32	232,000	257,360
5.88%, 02/22/33	82,000	84,669
5.88%, 05/29/37	200,000	225,071
General Electric Capital Corp. 4.88%, 03/04/15	431,000	455,620
5.00%, 01/08/16	205,000	223,404
5.40%, 02/15/17	415,000	468,524
5.63%, 09/15/17	550,000	631,830
1.60%, 11/20/17 (c)	500,000	501,119
5.63%, 05/01/18	500,000	577,850
5.30%, 02/11/21	250,000	278,413
3.15%, 09/07/22	250,000	244,633
Series A, 6.75%, 03/15/32	367,000	448,249
6.15%, 08/07/37	500,000	577,366
6.88%, 01/10/39	100,000	126,402
6.38%, 11/15/67 (a)	150,000	162,750
JPMorgan Chase & Co. 3.70%, 01/20/15	605,000	627,549
4.75%, 03/01/15	176,000	185,581
5.15%, 10/01/15	349,000	374,484
1.10%, 10/15/15	500,000	500,871
3.15%, 07/05/16	400,000	419,800
4.63%, 05/10/21	500,000	541,923
3.38%, 05/01/23 (c)	500,000	467,492
5.60%, 07/15/41	600,000	656,839
Moody’s Corp., 4.50%, 09/01/22	100,000	101,133
Murray Street Investment Trust I, 4.65%, 03/09/17 (d)	500,000	543,587
National Rural Utilities Cooperative Finance Corp. 5.45%, 04/10/17	400,000	453,603
Series C, 8.00%, 03/01/32	111,000	152,515
Western Union Co. (The), 6.20%, 11/17/36	100,000	98,955

		18,375,695

Diversified Telecommunication Services 1.1%
AT&T, Inc. 0.90%, 02/12/16	500,000	499,481
5.63%, 06/15/16	205,000	228,606
2.40%, 08/15/16	250,000	258,613
6.55%, 02/15/39	310,000	346,539
5.35%, 09/01/40	275,000	267,490
5.55%, 08/15/41	250,000	248,706
4.30%, 12/15/42	417,000	349,709
4.35%, 06/15/45	571,000	475,569

14

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
British Telecommunications PLC, 9.63%, 12/15/30	$191,000	$284,960
Corning, Inc., 4.75%, 03/15/42	150,000	149,383
Deutsche Telekom International Finance BV 5.75%, 03/23/16	273,000	301,175
8.61%, 06/15/30	256,000	366,513
Embarq Corp., 8.00%, 06/01/36	150,000	152,329
France Telecom SA, 8.75%, 03/01/31	283,000	388,131
GTE Corp. 6.84%, 04/15/18	144,000	169,782
6.94%, 04/15/28	103,000	120,888
Telecom Italia Capital SA, 6.00%, 09/30/34	260,000	229,164
Telefonica Emisiones SAU 5.46%, 02/16/21	500,000	531,352
4.57%, 04/27/23	200,000	199,339
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15 (c)	164,000	172,374
Verizon Communications, Inc. 4.90%, 09/15/15	410,000	440,361
3.65%, 09/14/18	750,000	797,962
6.35%, 04/01/19	650,000	767,396
6.40%, 09/15/33	500,000	564,615
5.85%, 09/15/35	82,000	87,502
6.40%, 02/15/38	250,000	282,242
3.85%, 11/01/42	250,000	204,382
6.55%, 09/15/43 (c)	750,000	872,627
Verizon Global Funding Corp., 7.75%, 12/01/30	510,000	641,472

		10,398,662

Electric Utilities 1.6%
Alabama Power Co., 5.70%, 02/15/33	276,000	311,238
Ameren Illinois Co., 2.70%, 09/01/22	350,000	336,547
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	153,913
Arizona Public Service Co., 5.50%, 09/01/35	150,000	164,389
Baltimore Gas & Electric Co., 5.90%, 10/01/16	115,000	130,224
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	200,000	222,462
Consolidated Edison Co. of New York, Inc. Series 05-C, 5.38%, 12/15/15	123,000	134,921

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Series 08-A, 5.85%, 04/01/18	$1,200,000	$1,409,796
Series 03-A, 5.88%, 04/01/33	82,000	92,308
Dominion Resources, Inc. 5.20%, 08/15/19	100,000	113,731
Series B, 5.95%, 06/15/35	174,000	196,766
DTE Electric Co., 3.65%, 03/15/24	250,000	256,214
DTE Energy Co., 6.35%, 06/01/16	287,000	324,902
Duke Energy Carolinas LLC 4.30%, 06/15/20	500,000	550,569
4.25%, 12/15/41 (c)	200,000	192,486
Duke Energy Corp., 3.05%, 08/15/22	200,000	193,635
Duke Energy Indiana, Inc., 3.75%, 07/15/20	100,000	105,990
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	51,000	50,776
Edison International, 3.75%, 09/15/17	500,000	531,149
Entergy Corp., 5.13%, 09/15/20	300,000	319,260
Exelon Corp. 4.90%, 06/15/15	287,000	304,131
5.63%, 06/15/35	250,000	253,392
Exelon Generation Co. LLC, 5.75%, 10/01/41	150,000	151,742
Florida Power & Light Co. 5.85%, 02/01/33	70,000	81,418
5.95%, 10/01/33	53,000	64,085
5.40%, 09/01/35	90,000	102,587
5.65%, 02/01/37	200,000	233,044
Florida Power Corp., 5.90%, 03/01/33	247,000	284,130
Georgia Power Co., 4.30%, 03/15/42	200,000	183,532
Great Plains Energy, Inc., 4.85%, 06/01/21	100,000	106,896
LG&E and KU Energy LLC, 3.75%, 11/15/20	500,000	509,496
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	233,277
National Fuel Gas Co., 3.75%, 03/01/23	250,000	241,885
Nevada Power Co., 5.45%, 05/15/41	100,000	111,410
Nisource Finance Corp., 5.95%, 06/15/41	150,000	160,493

15

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Northeast Utilities, 1.45%, 05/01/18	$500,000	$488,827
Ohio Power Co. Series K, 6.00%, 06/01/16	349,000	390,111
Series G, 6.60%, 02/15/33	164,000	195,839
Oncor Electric Delivery Co. LLC 4.55%, 12/01/41	150,000	141,243
5.30%, 06/01/42	150,000	155,721
Pacific Gas & Electric Co. 3.25%, 06/15/23	500,000	481,406
5.80%, 03/01/37	150,000	166,044
6.25%, 03/01/39	100,000	115,828
PacifiCorp 5.25%, 06/15/35	123,000	133,582
4.10%, 02/01/42	250,000	232,718
PPL Capital Funding, Inc., 1.90%, 06/01/18	500,000	492,592
Progress Energy, Inc., 7.75%, 03/01/31	164,000	211,880
PSEG Power LLC 5.50%, 12/01/15	287,000	312,804
5.13%, 04/15/20	250,000	276,696
Public Service Co. of Colorado, 3.60%, 09/15/42	200,000	173,505
Public Service Electric & Gas Co., 3.95%, 05/01/42	200,000	181,949
Puget Sound Energy, Inc., 5.48%, 06/01/35	103,000	114,359
San Diego Gas & Electric Co., 3.95%, 11/15/41	150,000	138,590
Scottish Power Ltd., 5.81%, 03/15/25	82,000	87,748
South Carolina Electric & Gas Co., 6.05%, 01/15/38	200,000	237,908
Southern California Edison Co. 6.00%, 01/15/34	123,000	147,185
Series 05-B, 5.55%, 01/15/36	164,000	187,345
Southern Co. (The), 1.95%, 09/01/16	250,000	255,563
Tampa Electric Co., 5.40%, 05/15/21	250,000	287,194
Virginia Electric and Power Co. Series A, 5.40%, 01/15/16	103,000	113,057
5.95%, 09/15/17	250,000	291,346
Series D, 4.65%, 08/15/43	250,000	252,559
Wisconsin Electric Power Co. 2.95%, 09/15/21	250,000	250,985
5.63%, 05/15/33	41,000	47,439

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Xcel Energy, Inc. 5.61%, 04/01/17	$173,000	$193,459
6.50%, 07/01/36	123,000	149,046

		15,717,322

Electrical Equipment 0.2%
Energizer Holdings, Inc., 4.70%, 05/19/21	75,000	77,189
Honeywell International, Inc. 5.40%, 03/15/16	250,000	276,741
5.30%, 03/01/18	500,000	575,987
PerkinElmer, Inc., 5.00%, 11/15/21	100,000	103,860
Precision Castparts Corp., 1.25%, 01/15/18	175,000	171,875
Thermo Fisher Scientific, Inc. 3.20%, 03/01/16	250,000	261,437
3.60%, 08/15/21	250,000	250,103

		1,717,192

Electronic Equipment, Instruments & Components 0.1%
Agilent Technologies, Inc., 6.50%, 11/01/17	225,000	263,231
Avnet Inc, 5.88%, 06/15/20	250,000	270,297
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	200,000	204,079

		737,607

Energy Equipment & Services 0.1%
Baker Hughes, Inc., 3.20%, 08/15/21	500,000	506,762
Halliburton Co., 6.70%, 09/15/38	250,000	315,256
National Oilwell Varco, Inc., 3.95%, 12/01/42	100,000	90,283
Weatherford International Ltd., 5.95%, 04/15/42	250,000	248,420

		1,160,721

Food & Staples Retailing 0.2%
CVS Caremark Corp., 6.25%, 06/01/27	460,000	552,895
Kroger Co. (The), 7.50%, 04/01/31	178,000	221,302
Safeway, Inc. 5.00%, 08/15/19	155,000	160,950
3.95%, 08/15/20	100,000	98,283
Sysco Corp., 5.38%, 09/21/35 (c)	74,000	82,112

16

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing (continued)
Walgreen Co. 1.80%, 09/15/17	$250,000	$251,933
3.10%, 09/15/22	150,000	143,103

		1,510,578

Food Products 0.4%
Archer-Daniels-Midland Co. 5.38%, 09/15/35	103,000	110,431
4.02%, 04/16/43	140,000	124,275
Bunge Ltd. Finance Corp. 5.10%, 07/15/15	62,000	65,903
4.10%, 03/15/16	350,000	369,803
Campbell Soup Co., 4.25%, 04/15/21	100,000	104,988
ConAgra Foods, Inc. 7.00%, 10/01/28	154,000	189,893
4.65%, 01/25/43	100,000	93,826
General Mills, Inc., 3.15%, 12/15/21	200,000	199,949
JM Smucker Co. (The), 3.50%, 10/15/21	250,000	252,362
Kellogg Co. 4.00%, 12/15/20	250,000	267,495
Series B, 7.45%, 04/01/31	103,000	132,432
Kraft Foods Group, Inc. 6.88%, 01/26/39	138,000	170,571
5.00%, 06/04/42	250,000	250,510
Mondelez International, Inc. 4.13%, 02/09/16	250,000	267,210
6.50%, 02/09/40	300,000	356,642
Tyson Foods, Inc., 4.50%, 06/15/22	250,000	260,625
Unilever Capital Corp., 5.90%, 11/15/32	144,000	179,845

		3,396,760

Gas Utilities 0.7%
AGL Capital Corp., 4.40%, 06/01/43	250,000	232,928
Buckeye Partners LP, 4.15%, 07/01/23 (c)	250,000	247,761
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	212,000	231,095
DCP Midstream Operating LP, 3.88%, 03/15/23	200,000	186,554
El Paso Natural Gas Co. LLC, 8.37%, 06/15/32	50,000	66,074
Enbridge Energy Partners LP, 5.20%, 03/15/20	250,000	274,587
Energy Transfer Partners LP 4.65%, 06/01/21	100,000	104,585
5.20%, 02/01/22	500,000	537,613
6.05%, 06/01/41	100,000	104,314

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Enterprise Products Operating LLC Series L, 6.30%, 09/15/17	$250,000	$291,036
4.05%, 02/15/22	250,000	256,479
6.13%, 10/15/39	215,000	240,950
4.85%, 08/15/42	150,000	143,571
Kinder Morgan Energy Partners LP 6.85%, 02/15/20	675,000	807,995
5.80%, 03/15/35	144,000	150,188
6.38%, 03/01/41	250,000	276,313
ONEOK Partners LP 3.25%, 02/01/16	500,000	519,791
3.38%, 10/01/22	500,000	477,372
ONEOK, Inc., 4.25%, 02/01/22	100,000	94,312
Plains All American Pipeline LP/PAA Finance Corp., 5.15%, 06/01/42	150,000	151,653
Sempra Energy, 6.00%, 10/15/39	100,000	111,838
Southern Natural Gas Co. LLC, 5.90%, 04/01/17 (b)	200,000	227,018
Spectra Energy Capital LLC, 6.75%, 02/15/32	123,000	132,624
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23	250,000	235,750
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	129,514
TransCanada PipeLines Ltd., 3.80%, 10/01/20	250,000	263,771
Williams Cos., Inc. (The), 3.70%, 01/15/23	300,000	275,825
Williams Partners LP 7.25%, 02/01/17	100,000	116,853
6.30%, 04/15/40	150,000	165,359

		7,053,723

Health Care Providers & Services 0.8%
Aetna, Inc., 6.63%, 06/15/36	250,000	305,944
Baxter International, Inc. 4.63%, 03/15/15	53,000	55,977
5.38%, 06/01/18	435,000	502,696
Becton, Dickinson and Co., 3.13%, 11/08/21	250,000	249,327
Boston Scientific Corp. 6.40%, 06/15/16	150,000	168,600
2.65%, 10/01/18	250,000	252,140
Cardinal Health, Inc., 3.20%, 06/15/22	200,000	191,916
CareFusion Corp., 3.30%, 03/01/23 (b)	250,000	236,797

17

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Cigna Corp. 4.50%, 03/15/21	$250,000	$269,908
5.38%, 02/15/42	150,000	160,440
Covidien International Finance SA, 6.00%, 10/15/17	440,000	511,103
Express Scripts Holding Co., 3.50%, 11/15/16	250,000	265,769
Express Scripts, Inc., 3.90%, 02/15/22	250,000	255,617
Humana, Inc., 3.15%, 12/01/22	250,000	236,273
Laboratory Corp. of America Holdings 3.13%, 05/15/16	150,000	156,114
3.75%, 08/23/22	200,000	195,683
McKesson Corp., 6.00%, 03/01/41	100,000	115,359
Medtronic, Inc., 4.00%, 04/01/43	200,000	181,466
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	406,854
St. Jude Medical, Inc. 2.50%, 01/15/16	200,000	205,937
3.25%, 04/15/23	200,000	192,827
Stryker Corp., 1.30%, 04/01/18	350,000	345,364
UnitedHealth Group, Inc. 5.38%, 03/15/16	205,000	225,893
1.63%, 03/15/19	500,000	486,706
5.80%, 03/15/36	417,000	470,910
WellPoint, Inc. 5.25%, 01/15/16	226,000	246,503
4.63%, 05/15/42	350,000	326,826
Zimmer Holdings, Inc., 3.38%, 11/30/21	150,000	148,343

		7,367,292

Hotels, Restaurants & Leisure 0.1%
Darden Restaurants, Inc., 3.35%, 11/01/22	150,000	132,022
Hyatt Hotels Corp., 5.38%, 08/15/21	100,000	108,596
McDonald’s Corp. 5.35%, 03/01/18	240,000	277,189
4.88%, 07/15/40	250,000	265,828
Wyndham Worldwide Corp., 5.63%, 03/01/21	150,000	162,036
Yum! Brands, Inc., 6.88%, 11/15/37	50,000	59,813

		1,005,484

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables 0.1%
Emerson Electric Co., 6.00%, 08/15/32	$57,000	$67,626
Newell Rubbermaid, Inc., 4.70%, 08/15/20	100,000	107,222
Stanley Black & Decker, Inc., 2.90%, 11/01/22	400,000	379,449

		554,297

Household Products 0.0%†
Kimberly-Clark Corp., 2.40%, 03/01/22	500,000	480,068

Industrial Conglomerates 0.3%
3M Co., 5.70%, 03/15/37	50,000	58,807
Danaher Corp. 2.30%, 06/23/16	100,000	103,565
3.90%, 06/23/21	100,000	106,355
Dover Corp. 4.88%, 10/15/15	156,000	168,590
5.38%, 03/01/41	50,000	55,272
Eaton Corp., 2.75%, 11/02/22 (b)	500,000	469,684
General Electric Co. 0.85%, 10/09/15	250,000	251,104
5.25%, 12/06/17 (c)	400,000	457,306
2.70%, 10/09/22	250,000	239,917
Illinois Tool Works, Inc., 4.88%, 09/15/41	200,000	203,324
Ingersoll-Rand Global Holding Co. Ltd. 2.88%, 01/15/19 (b)	50,000	50,100
5.75%, 06/15/43 (b)	50,000	52,217
Pentair Finance SA, 1.88%, 09/15/17	500,000	497,821
Tyco Electronics Group SA, 3.50%, 02/03/22	150,000	145,970

		2,860,032

Information Technology Services 0.2%
Computer Sciences Corp., 4.45%, 09/15/22	250,000	245,619
Fiserv, Inc., 4.75%, 06/15/21	200,000	210,243
International Business Machines Corp. 1.95%, 07/22/16	100,000	103,337
1.63%, 05/15/20	750,000	706,875
2.90%, 11/01/21	150,000	149,117
5.88%, 11/29/32	250,000	296,665

		1,711,856

18

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 0.9%
ACE INA Holdings, Inc., 2.70%, 03/13/23	$250,000	$237,165
Aflac, Inc., 6.90%, 12/17/39	100,000	126,389
Alleghany Corp., 4.95%, 06/27/22	250,000	267,327
Allstate Corp. (The), 6.50%, 05/15/67 (a)	145,000	151,525
American International Group, Inc. 5.05%, 10/01/15	103,000	111,018
5.60%, 10/18/16	290,000	324,695
8.25%, 08/15/18	500,000	632,488
4.88%, 06/01/22	250,000	273,647
8.17%, 05/15/68 (a)	250,000	307,556
Aon Corp., 5.00%, 09/30/20	400,000	441,833
Assurant, Inc., 2.50%, 03/15/18	250,000	247,012
Berkshire Hathaway Finance Corp., 1.30%, 05/15/18	500,000	491,263
Berkshire Hathaway, Inc., 1.55%, 02/09/18	500,000	498,098
Chubb Corp. (The), 6.38%, 03/29/67 (a)	300,000	327,000
CNA Financial Corp., 5.75%, 08/15/21	250,000	285,377
Genworth Financial, Inc., 6.50%, 06/15/34	144,000	158,479
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	150,000	178,081
ING US, Inc., 5.50%, 07/15/22	250,000	275,494
Lincoln National Corp. 4.85%, 06/24/21	50,000	54,335
6.15%, 04/07/36	160,000	184,721
Loews Corp., 4.13%, 05/15/43	100,000	87,599
Markel Corp., 3.63%, 03/30/23	250,000	241,121
Marsh & McLennan Cos., Inc., 4.80%, 07/15/21	300,000	326,235
MetLife, Inc. 3.05%, 12/15/22	250,000	240,013
5.70%, 06/15/35 (c)	86,000	96,881
6.40%, 12/15/66	200,000	208,500
Nationwide Financial Services, Inc., 6.75%, 05/15/67 (e)	75,000	73,969
Principal Financial Group, Inc., 3.30%, 09/15/22	500,000	488,940
Progressive Corp. (The) 3.75%, 08/23/21	150,000	156,352
6.25%, 12/01/32	113,000	135,757

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Prudential Financial, Inc. 5.38%, 06/21/20	$250,000	$285,223
Series B, 5.75%, 07/15/33	103,000	113,610
6.63%, 06/21/40	200,000	247,320
5.62%, 06/15/43 (a)	150,000	149,063
Reinsurance Group of America, Inc., 5.00%, 06/01/21	100,000	107,534
SunAmerica Financial Group, Inc., 7.50%, 07/15/25	103,000	127,832
Travelers Cos., Inc. (The), 5.75%, 12/15/17	90,000	104,247
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	162,720
Willis Group Holdings PLC, 5.75%, 03/15/21	100,000	109,435

		9,035,854

Internet & Catalog Retail 0.1%
eBay, Inc. 1.35%, 07/15/17	500,000	501,210
3.25%, 10/15/20	100,000	103,247
Expedia, Inc., 5.95%, 08/15/20	150,000	158,771
QVC, Inc., 4.38%, 03/15/23	100,000	95,488

		858,716

Internet Software & Services 0.0%†
Google, Inc., 3.63%, 05/19/21	100,000	105,897

Machinery 0.1%
Caterpillar Financial Services Corp., 5.50%, 03/15/16	205,000	226,998
Caterpillar, Inc. 2.60%, 06/26/22	250,000	238,506
6.05%, 08/15/36	123,000	146,129
3.80%, 08/15/42 (c)	97,000	83,533
Deere & Co., 3.90%, 06/09/42	200,000	180,611
IDEX Corp., 4.20%, 12/15/21	200,000	203,249

		1,079,026

Media 1.1%
CBS Corp. 1.95%, 07/01/17	350,000	353,426
7.88%, 07/30/30	55,000	68,427
5.50%, 05/15/33	82,000	82,820
Comcast Corp. 5.90%, 03/15/16	287,000	320,545
6.50%, 01/15/17	507,000	589,521

19

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
2.85%, 01/15/23 (c)	$350,000	$336,959
4.25%, 01/15/33	250,000	240,569
7.05%, 03/15/33	205,000	257,724
6.50%, 11/15/35	70,000	85,350
6.95%, 08/15/37	205,000	262,719
COX Communications, Inc., 5.50%, 10/01/15	167,000	180,160
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.50%, 03/01/16	250,000	262,325
4.60%, 02/15/21	250,000	256,622
3.80%, 03/15/22	500,000	480,424
Discovery Communications LLC 5.05%, 06/01/20	350,000	389,779
3.25%, 04/01/23	250,000	238,760
Historic TW, Inc., 6.88%, 06/15/18	122,000	147,158
NBCUniversal Media LLC 5.15%, 04/30/20	250,000	286,007
5.95%, 04/01/41	100,000	114,969
4.45%, 01/15/43	200,000	189,168
News America, Inc. 8.00%, 10/17/16	82,000	97,569
4.50%, 02/15/21	250,000	269,538
7.28%, 06/30/28	53,000	62,441
6.55%, 03/15/33	450,000	513,621
6.20%, 12/15/34	170,000	190,304
Omnicom Group, Inc. 5.90%, 04/15/16	123,000	136,991
3.63%, 05/01/22	50,000	48,896
Thomson Reuters Corp., 6.50%, 07/15/18	400,000	470,970
Time Warner Cable, Inc. 6.75%, 07/01/18	415,000	466,901
6.75%, 06/15/39	500,000	475,132
4.50%, 09/15/42	250,000	187,383
Time Warner, Inc. 7.63%, 04/15/31	523,000	661,934
7.70%, 05/01/32	248,000	316,704
Viacom, Inc. 3.25%, 03/15/23	400,000	379,057
4.38%, 03/15/43	200,000	172,166
Walt Disney Co. (The), 1.10%, 12/01/17	500,000	494,422
WPP Finance 2010, 4.75%, 11/21/21	100,000	104,461

		10,191,922

Metals & Mining 0.7%
Alcoa, Inc., 5.87%, 02/23/22	335,000	345,541

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Barrick Gold Corp. 2.90%, 05/30/16	$100,000	$102,581
4.10%, 05/01/23	500,000	453,152
5.25%, 04/01/42	200,000	161,725
BHP Billiton Finance USA Ltd. 5.25%, 12/15/15	225,000	245,572
1.63%, 02/24/17	250,000	253,083
3.25%, 11/21/21	250,000	251,881
Cliffs Natural Resources, Inc. 3.95%, 01/15/18 (c)	250,000	253,245
4.88%, 04/01/21 (c)	150,000	147,903
Freeport-McMoRan Copper & Gold, Inc. 2.15%, 03/01/17	500,000	503,314
3.55%, 03/01/22	100,000	94,237
5.45%, 03/15/43	100,000	93,666
Goldcorp, Inc., 2.13%, 03/15/18	250,000	245,611
Kinross Gold Corp., 5.13%, 09/01/21	100,000	96,812
Newmont Mining Corp. 5.88%, 04/01/35	164,000	145,893
4.88%, 03/15/42 (c)	100,000	75,166
Nucor Corp., 4.00%, 08/01/23	250,000	249,522
Rio Tinto Alcan, Inc. 5.00%, 06/01/15	205,000	217,860
5.75%, 06/01/35	144,000	156,228
Rio Tinto Finance USA Ltd., 4.13%, 05/20/21	500,000	519,095
Rio Tinto Finance USA PLC 1.38%, 06/17/16	350,000	351,795
2.88%, 08/21/22 (c)	200,000	187,512
Southern Copper Corp., 6.75%, 04/16/40	250,000	246,654
Teck Resources Ltd., 4.75%, 01/15/22	500,000	508,001
Vale Overseas Ltd. 4.38%, 01/11/22	250,000	244,993
6.88%, 11/21/36	306,000	315,189
Vale SA, 5.63%, 09/11/42	150,000	134,063

		6,600,294

Multiline Retail 0.4%
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	543,050
Dollar General Corp., 1.88%, 04/15/18	250,000	244,574
Kohl’s Corp. 4.00%, 11/01/21	100,000	100,385
3.25%, 02/01/23	150,000	139,466

20

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Multiline Retail (continued)
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16	$85,000	$95,897
6.90%, 04/01/29	50,000	57,510
6.70%, 07/15/34	150,000	170,527
Nordstrom, Inc., 4.00%, 10/15/21	250,000	263,869
Target Corp. 6.00%, 01/15/18	300,000	352,274
6.35%, 11/01/32	217,000	263,927
Wal-Mart Stores, Inc. 1.50%, 10/25/15	500,000	510,106
1.13%, 04/11/18	500,000	490,873
7.55%, 02/15/30	82,000	111,138
5.25%, 09/01/35	242,000	263,285
6.20%, 04/15/38	250,000	301,827
5.00%, 10/25/40	250,000	263,914
5.63%, 04/15/41	150,000	171,362

		4,343,984

Office Electronics 0.1%
Pitney Bowes, Inc., 4.75%, 05/15/18	62,000	66,229
Xerox Corp. 6.35%, 05/15/18 (c)	200,000	230,983
4.50%, 05/15/21 (c)	250,000	259,812

		557,024

Oil, Gas & Consumable Fuels 1.8%
Anadarko Petroleum Corp. 5.95%, 09/15/16	200,000	226,056
6.38%, 09/15/17	100,000	116,896
6.45%, 09/15/36	269,000	317,008
Apache Corp. 3.63%, 02/01/21 (c)	500,000	515,468
4.75%, 04/15/43	250,000	246,626
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	251,533
BP Capital Markets PLC 3.20%, 03/11/16	300,000	315,531
1.38%, 05/10/18	750,000	736,156
4.50%, 10/01/20	100,000	109,335
3.56%, 11/01/21	250,000	255,727
Canadian Natural Resources Ltd., 6.25%, 03/15/38	210,000	241,321
Cenovus Energy, Inc. 5.70%, 10/15/19	200,000	230,459
3.80%, 09/15/23	250,000	251,141
Chevron Corp. 1.72%, 06/24/18	500,000	501,673
2.36%, 12/05/22	250,000	233,021
ConocoPhillips 5.90%, 10/15/32	123,000	144,511
6.50%, 02/01/39	400,000	512,311

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp., 7.95%, 04/15/32	$250,000	$328,549
Ensco PLC, 4.70%, 03/15/21	300,000	321,696
EOG Resources, Inc. 5.63%, 06/01/19	130,000	152,241
4.10%, 02/01/21	200,000	213,899
EQT Corp., 4.88%, 11/15/21	250,000	259,268
Hess Corp., 7.30%, 08/15/31	196,000	242,148
Husky Energy, Inc., 3.95%, 04/15/22	200,000	203,256
Marathon Oil Corp. 2.80%, 11/01/22 (c)	250,000	235,801
6.80%, 03/15/32	82,000	98,416
Marathon Petroleum Corp., 5.13%, 03/01/21	300,000	329,338
Murphy Oil Corp., 5.13%, 12/01/42	100,000	88,198
Nabors Industries, Inc., 5.00%, 09/15/20	300,000	317,033
Noble Energy, Inc. 4.15%, 12/15/21	100,000	104,889
6.00%, 03/01/41	150,000	172,297
Noble Holding International Ltd., 5.25%, 03/15/42	100,000	95,509
Occidental Petroleum Corp., 3.13%, 02/15/22	400,000	393,434
Pemex Project Funding Master Trust, 6.63%, 06/15/35	501,000	541,998
Petrobras Global Finance BV, 4.38%, 05/20/23 (c)	750,000	692,541
Petrobras International Finance Co. 3.88%, 01/27/16	500,000	515,751
5.38%, 01/27/21	750,000	761,843
Petrohawk Energy Corp., 7.25%, 08/15/18	200,000	216,250
Petroleos Mexicanos 3.50%, 07/18/18	500,000	511,953
5.50%, 01/21/21	325,000	353,593
5.50%, 06/27/44	250,000	231,181
Phillips 66, 5.88%, 05/01/42	150,000	165,765
Pioneer Natural Resources Co., 3.95%, 07/15/22	50,000	50,945
Plains Exploration & Production Co. 6.50%, 11/15/20	350,000	385,875
6.63%, 05/01/21	200,000	218,500
Pride International, Inc., 8.50%, 06/15/19	100,000	127,181
Shell International Finance BV 1.13%, 08/21/17	500,000	498,748
6.38%, 12/15/38	400,000	502,533

21

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co., 4.10%, 03/15/22	$150,000	$151,441
Statoil ASA 3.13%, 08/17/17	250,000	266,572
1.15%, 05/15/18	250,000	243,063
Total Capital International SA, 3.70%, 01/15/24	500,000	509,652
Total Capital SA, 2.30%, 03/15/16	250,000	259,139
Transocean, Inc. 2.50%, 10/15/17	500,000	504,640
6.38%, 12/15/21	150,000	168,783
7.50%, 04/15/31	123,000	139,948
Valero Energy Corp. 7.50%, 04/15/32	82,000	100,135
6.63%, 06/15/37	100,000	114,530

		16,993,305

Paper & Forest Products 0.1%
Domtar Corp., 10.75%, 06/01/17	50,000	62,698
Georgia-Pacific LLC, 8.88%, 05/15/31	200,000	283,389
International Paper Co. 5.30%, 04/01/15	144,000	152,725
9.38%, 05/15/19	515,000	682,857

		1,181,669

Personal Products 0.1%
Avon Products, Inc., 4.60%, 03/15/20 (c)	250,000	259,574
Colgate-Palmolive Co., 2.45%, 11/15/21	100,000	99,111
Procter & Gamble Co. (The) 1.80%, 11/15/15	250,000	256,450
4.85%, 12/15/15	123,000	134,115
5.80%, 08/15/34	205,000	246,437

		995,687

Pharmaceuticals 0.9%
Abbott Laboratories, 4.13%, 05/27/20	500,000	546,558
AbbVie, Inc. 2.00%, 11/06/18	500,000	499,465
4.40%, 11/06/42	75,000	70,819
Allergan, Inc., 1.35%, 03/15/18	300,000	294,824
AstraZeneca PLC 5.90%, 09/15/17	300,000	349,424
6.45%, 09/15/37	140,000	172,912
Bristol-Myers Squibb Co., 2.00%, 08/01/22	600,000	548,791

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Eli Lilly & Co. 5.20%, 03/15/17	$300,000	$339,065
7.13%, 06/01/25	82,000	108,028
GlaxoSmithKline Capital PLC 1.50%, 05/08/17	250,000	252,202
2.85%, 05/08/22	250,000	243,285
GlaxoSmithKline Capital, Inc., 5.38%, 04/15/34	139,000	154,820
Johnson & Johnson 2.95%, 09/01/20	100,000	104,188
4.95%, 05/15/33	287,000	323,028
Merck & Co., Inc. 4.75%, 03/01/15	396,000	418,479
1.10%, 01/31/18	500,000	493,370
6.40%, 03/01/28	51,000	64,158
5.95%, 12/01/28	113,000	138,144
4.15%, 05/18/43	250,000	233,982
Novartis Securities Investment Ltd., 5.13%, 02/10/19	330,000	379,977
Pfizer, Inc. 4.65%, 03/01/18	185,000	209,690
7.20%, 03/15/39	375,000	513,294
Pharmacia Corp., 6.60%, 12/01/28	123,000	157,100
Sanofi 2.63%, 03/29/16	250,000	261,212
1.25%, 04/10/18	250,000	246,244
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21	69,000	68,699
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	98,000	111,921
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	181,000	179,468
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	200,000	189,522
Wyeth LLC, 5.50%, 02/15/16	241,000	267,521
Zoetis, Inc. 1.88%, 02/01/18	500,000	497,391
3.25%, 02/01/23 (b)(c)	49,000	46,755
3.25%, 02/01/23	1,000	960

		8,485,296

Real Estate Investment Trusts (REITs) 0.6%
American Tower REIT, Inc., 5.05%, 09/01/20	400,000	421,339
Boston Properties LP 5.00%, 06/01/15	360,000	383,637
5.63%, 11/15/20	350,000	398,237
Camden Property Trust, 5.00%, 06/15/15	103,000	109,363

22

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Digital Realty Trust LP, 5.25%, 03/15/21	$250,000	$261,253
Duke Realty LP, 3.88%, 10/15/22	250,000	241,934
ERP Operating LP, 5.38%, 08/01/16	205,000	228,423
HCP, Inc. 6.00%, 01/30/17	328,000	369,865
3.75%, 02/01/19	250,000	260,961
Health Care REIT, Inc., 5.25%, 01/15/22	300,000	322,636
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23	350,000	331,188
Kilroy Realty LP, 4.80%, 07/15/18	200,000	216,078
ProLogis LP, 6.63%, 05/15/18	400,000	471,482
Realty Income Corp., 4.65%, 08/01/23	250,000	258,426
Simon Property Group LP 5.10%, 06/15/15	294,000	314,788
6.10%, 05/01/16	287,000	320,209
4.75%, 03/15/42	250,000	247,821
UDR, Inc., 4.25%, 06/01/18	100,000	106,923
Ventas Realty LP/Ventas Capital Corp. 4.75%, 06/01/21	100,000	107,058
4.25%, 03/01/22	350,000	358,536
Weyerhaeuser Co., 7.38%, 03/15/32	250,000	310,860

		6,041,017

Road & Rail 0.3%
Burlington Northern Santa Fe LLC 3.00%, 03/15/23	250,000	236,571
7.95%, 08/15/30	144,000	191,523
5.05%, 03/01/41	350,000	354,858
CSX Corp. 7.38%, 02/01/19	305,000	376,849
3.70%, 10/30/20	200,000	209,107
5.50%, 04/15/41	100,000	107,477
FedEx Corp., 3.88%, 08/01/42	50,000	42,507
Norfolk Southern Corp. 2.90%, 02/15/23	92,000	87,024
5.59%, 05/17/25	59,000	66,762
4.84%, 10/01/41	15,000	14,910
6.00%, 05/23/11	100,000	108,723
Ryder System, Inc., 2.50%, 03/01/18	250,000	252,736
Union Pacific Corp., 2.75%, 04/15/23	400,000	375,944

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
United Parcel Service of America, Inc., 8.38%, 04/01/20	$82,000	$108,898
United Parcel Service, Inc., 6.20%, 01/15/38	205,000	255,121

		2,789,010

Semiconductors & Semiconductor Equipment 0.1%
Applied Materials, Inc., 4.30%, 06/15/21	300,000	316,453
Broadcom Corp., 2.70%, 11/01/18	100,000	103,151
Intel Corp. 2.70%, 12/15/22	250,000	234,633
4.80%, 10/01/41 (c)	200,000	197,079

		851,316

Software 0.3%
CA, Inc., 4.50%, 08/15/23	240,000	241,624
Microsoft Corp. 1.00%, 05/01/18	500,000	492,992
3.00%, 10/01/20	350,000	359,836
Oracle Corp. 5.25%, 01/15/16	48,000	52,763
1.20%, 10/15/17	350,000	346,223
2.38%, 01/15/19	500,000	508,392
5.00%, 07/08/19	100,000	114,156
5.38%, 07/15/40	300,000	327,877

		2,443,863

Sovereign 0.1%
Japan Finance Corp. Series DTC, 2.88%, 02/02/15	300,000	309,256
2.50%, 05/18/16	200,000	209,095
2.25%, 07/13/16	200,000	207,883
Series DTC, 1.13%, 07/19/17 (c)	350,000	348,512

		1,074,746

Specialty Retail 0.2%
AutoZone, Inc., 4.00%, 11/15/20	200,000	207,275
Gap, Inc. (The), 5.95%, 04/12/21	100,000	110,851
Home Depot, Inc. (The) 5.40%, 03/01/16	410,000	453,942
2.70%, 04/01/23	250,000	237,108
5.88%, 12/16/36	230,000	267,614
5.95%, 04/01/41	100,000	117,829

23

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail (continued)
Lowe’s Cos., Inc. 6.50%, 03/15/29	$164,000	$198,728
5.80%, 10/15/36	230,000	259,481

		1,852,828

Supranational 0.0%†
Svensk Exportkredit AB, 0.63%, 05/31/16	500,000	499,106

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2, 4.30%, 06/01/21	100,000	106,973
VF Corp., 3.50%, 09/01/21	200,000	202,824

		309,797

Thrifts & Mortgage Finance 0.0%†
Santander Holdings USA, Inc., 3.45%, 08/27/18	250,000	257,068

Tobacco 0.2%
Altria Group, Inc. 9.70%, 11/10/18	203,000	272,695
9.25%, 08/06/19	136,000	181,423
2.85%, 08/09/22	250,000	232,552
10.20%, 02/06/39	120,000	191,199
4.25%, 08/09/42	100,000	85,154
5.38%, 01/31/44	100,000	100,838
Lorillard Tobacco Co., 3.50%, 08/04/16	500,000	527,552
Philip Morris International, Inc. 5.65%, 05/16/18	150,000	174,714
6.38%, 05/16/38	400,000	481,975
Reynolds American, Inc., 4.75%, 11/01/42	150,000	134,862

		2,382,964

Wireless Telecommunication Services 0.3%
America Movil SAB de CV 5.75%, 01/15/15	155,000	163,638
5.00%, 03/30/20	500,000	547,706
6.38%, 03/01/35	123,000	134,914
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	500,000	642,201
Rogers Communications, Inc., 3.00%, 03/15/23 (c)	250,000	235,621
Vodafone Group PLC 2.88%, 03/16/16	200,000	207,896
1.63%, 03/20/17	400,000	400,946
2.95%, 02/19/23	500,000	464,625
7.88%, 02/15/30	144,000	186,571

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services (continued)
6.15%, 02/27/37	$75,000	$83,941

		3,068,059

Total Corporate Bonds (cost $215,906,329)		225,097,615

Municipal Bonds 1.0%
California 0.5%
Bay Area Toll Authority, RB, 6.26%, 04/01/49	250,000	308,192
City of San Francisco CA Public Utilities Commission Water Revenue, RB, 6.00%, 11/01/40	100,000	113,238
East Bay Municipal Utility District, RB, 5.87%, 06/01/40	100,000	116,405
Los Angeles Community College District, GO, 6.75%, 08/01/49	200,000	258,512
Los Angeles Unified School District, GO, 6.76%, 07/01/34	250,000	313,270
Los Angeles, Department of Water & Power, RB, 6.57%, 07/01/45	210,000	264,631
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	500,000	565,760
San Diego County Water Authority, RB, 6.14%, 05/01/49	125,000	150,059
Santa Clara Valley Transportation Authority, RB 5.88%, 04/01/32	200,000	225,542
State of California, GO 5.45%, 04/01/15	300,000	320,403
7.50%, 04/01/34	300,000	394,791
7.55%, 04/01/39	775,000	1,049,234

		4,080,037

Colorado 0.0%†
Denver City & County School District No. 1, COP, Series B, 4.24%, 12/15/37	50,000	46,143

Connecticut 0.0%†
State of Connecticut, GO, Series D, 5.09%, 10/01/30	200,000	204,716

Georgia 0.0%†
Municipal Electric Authority of Georgia, RB, Series A, 6.66%, 04/01/57	150,000	156,306

24

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Illinois 0.1%
Chicago Transit Authority, RB, 6.90%, 12/01/40	$170,000	$195,045
State of Illinois, GO 5.88%, 03/01/19	100,000	108,712
5.10%, 06/01/33	685,000	623,021

		926,778

Massachusetts 0.0%†
Commonwealth of Massachusetts, RB, 5.73%, 06/01/40	150,000	175,865

New Jersey 0.1%
New Jersey Economic Development Authority, RB, Series A, 7.43%, 02/15/29	250,000	304,935
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 01/01/40	215,000	285,967
Rutgers-State University of New Jersey, RB, 5.67%, 05/01/40	250,000	275,708

		866,610

New York 0.2%
City of New York, GO, 5.85%, 06/01/40	520,000	584,698
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/39	290,000	383,386
New York City Municipal Water Finance Authority, RB, 5.79%, 06/15/41	500,000	529,220
Port Authority of New York & New Jersey, RB, 6.04%, 12/01/29	460,000	535,256

		2,032,560

Ohio 0.1%
American Power, Inc., RB, 7.50%, 02/15/50	100,000	121,323
Northeast Regional Sewer District, RB, 6.04%, 11/15/40	200,000	214,144

		335,467

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, GO, Series B, 4.65%, 02/15/26	200,000	213,516

Municipal Bonds (continued)

	Principal Amount	Market Value

Texas 0.0%†
Texas Transportation Commission, RB, Series B, 5.18%, 04/01/30	$100,000	$110,618

Total Municipal Bonds (cost $8,090,944)		9,148,616

Sovereign Bonds 2.9%
BRAZIL 0.2%
Brazilian Government International Bond, 5.88%, 01/15/19	500,000	575,000
4.88%, 01/22/21	750,000	813,835
7.13%, 01/20/37	595,000	715,356

		2,104,191

CANADA 0.3%
Province of Nova Scotia Canada, 5.13%, 01/26/17	115,000	130,438
Province of Ontario Canada, 4.50%, 02/03/15	463,000	486,722
4.75%, 01/19/16 (c)	205,000	223,344
2.30%, 05/10/16	400,000	415,246
1.20%, 02/14/18	750,000	742,171
Province of Quebec Canada, 4.60%, 05/26/15	246,000	261,997
7.50%, 09/15/29	200,000	273,974

		2,533,892

COLOMBIA 0.1%
Colombia Government International Bond, 7.38%, 03/18/19	600,000	733,800
4.38%, 07/12/21	250,000	264,000
7.38%, 09/18/37	250,000	320,000

		1,317,800

ISRAEL 0.1%
Israel Government International Bond, 3.15%, 06/30/23 (c)	500,000	484,373

ITALY 0.1%
Italy Government International Bond, 4.50%, 01/21/15	250,000	260,675
4.75%, 01/25/16	287,000	306,459
5.38%, 06/15/33 (c)	384,000	407,539

		974,673

MEXICO 0.3%
Mexico Government International Bond, 5.63%, 01/15/17	250,000	280,405
5.13%, 01/15/20	1,000,000	1,125,350
6.75%, 09/27/34	373,000	452,186
4.75%, 03/08/44	350,000	325,984
5.75%, 10/12/10	200,000	191,313

		2,375,238

25

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

PANAMA 0.1%
Panama Government International Bond, 5.20%, 01/30/20	$500,000	$551,664
6.70%, 01/26/36	250,000	294,373

		846,037

PERU 0.1%
Peru Government International Bond, 7.13%, 03/30/19 (c)	870,000	1,055,745

PHILIPPINES 0.1%
Philippine Government International Bond, 6.50%, 01/20/20	250,000	300,625
7.75%, 01/14/31 (c)	250,000	336,250
6.38%, 10/23/34	500,000	608,250

		1,245,125

POLAND 0.1%
Poland Government International Bond, 5.00%, 10/19/15	156,000	167,700
6.38%, 07/15/19	250,000	294,825
5.13%, 04/21/21	125,000	137,812
5.00%, 03/23/22	450,000	491,809

		1,092,146

SOUTH AFRICA 0.0%†
South Africa Government International Bond, 4.67%, 01/17/24	250,000	247,500
6.25%, 03/08/41	100,000	107,000

		354,500

SOUTH KOREA 0.0%†
Republic of Korea, 5.63%, 11/03/25	200,000	230,520

SUPRANATIONAL 1.1%
African Development Bank, 2.50%, 03/15/16	250,000	261,322
Asian Development Bank, 2.63%, 02/09/15	1,265,000	1,299,672
Council Of Europe Development Bank, 1.50%, 01/15/15	200,000	202,876
1.00%, 03/07/18	300,000	292,300
European Bank for Reconstruction & Development, 2.50%, 03/15/16	350,000	366,610
1.00%, 09/17/18	500,000	489,351
European Investment Bank, 0.63%, 04/15/16	500,000	501,076
2.50%, 05/16/16	700,000	733,601
5.13%, 09/13/16	250,000	281,400
1.25%, 10/14/16	250,000	253,951
1.13%, 12/15/16	750,000	754,562

Sovereign Bonds (continued)

	Principal Amount	Market Value

SUPRANATIONAL (continued)
5.13%, 05/30/17	$500,000	$571,103
1.13%, 09/15/17	1,000,000	1,000,004
1.00%, 06/15/18 (c)	1,000,000	981,887
Inter-American Development Bank, 5.13%, 09/13/16	65,000	73,243
1.75%, 08/24/18	500,000	506,353
International Bank for Reconstruction & Development, 1.13%, 07/18/17 (c)	500,000	503,100
7.63%, 01/19/23	677,000	942,870
International Finance Corp., 2.25%, 04/11/16	250,000	260,158
1.13%, 11/23/16	550,000	557,773

		10,833,212

TURKEY 0.2%
Turkey Government International Bond, 6.75%, 04/03/18	500,000	560,000
5.63%, 03/30/21	350,000	371,875
3.25%, 03/23/23	500,000	441,250
6.00%, 01/14/41	750,000	753,750

		2,126,875

URUGUAY 0.1%
Uruguay Government International Bond, 4.50%, 08/14/24	350,000	360,628

Total Sovereign Bonds (cost $27,443,346)		27,934,955

U.S. Government Mortgage Backed Agencies 31.0%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E00677 6.00%, 06/01/14	2,022	2,045
Pool# E00802 7.50%, 02/01/15	2,838	2,940
Pool# G11001 6.50%, 03/01/15	909	926
Pool# G11003 7.50%, 04/01/15	131	135
Pool# G11164 7.00%, 05/01/15	436	449
Pool# E81396 7.00%, 10/01/15	123	129
Pool# E81394 7.50%, 10/01/15	1,240	1,290
Pool# E84097 6.50%, 12/01/15	394	411
Pool# E00938 7.00%, 01/01/16	1,768	1,858
Pool# E82132 7.00%, 01/01/16	331	347
Pool# E82815 6.00%, 03/01/16	670	703

26

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E83231 6.00%, 04/01/16	$380	$397
Pool# E83233 6.00%, 04/01/16	761	797
Pool# G11972 6.00%, 04/01/16	20,765	21,660
Pool# E00975 6.00%, 05/01/16	4,900	5,134
Pool# E83355 6.00%, 05/01/16	1,045	1,088
Pool# E83636 6.00%, 05/01/16	2,181	2,285
Pool# E83933 6.50%, 05/01/16	110	116
Pool# E00985 6.00%, 06/01/16	2,792	2,925
Pool# E00987 6.50%, 06/01/16	2,969	3,135
Pool# E84236 6.50%, 06/01/16	792	838
Pool# E00996 6.50%, 07/01/16	368	389
Pool# E84912 6.50%, 08/01/16	2,862	3,035
Pool# E85117 6.50%, 08/01/16	1,177	1,244
Pool# E85387 6.00%, 09/01/16	1,319	1,354
Pool# E85800 6.50%, 10/01/16	1,047	1,110
Pool# E86183 6.00%, 11/01/16	459	483
Pool# E01083 7.00%, 11/01/16	1,117	1,192
Pool# G11207 7.00%, 11/01/16	1,867	1,971
Pool# E86746 5.50%, 12/01/16	5,926	6,213
Pool# E86533 6.00%, 12/01/16	1,271	1,340
Pool# E01095 6.00%, 01/01/17	1,504	1,590
Pool# E87584 6.00%, 01/01/17	1,057	1,118
Pool# E86995 6.50%, 01/01/17	2,674	2,840
Pool# E87291 6.50%, 01/01/17	6,124	6,495
Pool# E87446 6.50%, 01/01/17	941	1,000
Pool# E88076 6.00%, 02/01/17	1,737	1,842
Pool# E01127 6.50%, 02/01/17	2,414	2,577

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E88055 6.50%, 02/01/17	$10,966	$11,723
Pool# E88106 6.50%, 02/01/17	4,315	4,625
Pool# E01137 6.00%, 03/01/17	2,274	2,408
Pool# E88134 6.00%, 03/01/17	374	398
Pool# E88474 6.00%, 03/01/17	1,887	1,993
Pool# E88768 6.00%, 03/01/17	2,388	2,505
Pool# E01138 6.50%, 03/01/17	1,538	1,642
Pool# E01139 6.00%, 04/01/17	10,780	11,441
Pool# E88729 6.00%, 04/01/17	2,112	2,250
Pool# E89149 6.00%, 04/01/17	1,997	2,114
Pool# E89151 6.00%, 04/01/17	2,031	2,158
Pool# E89217 6.00%, 04/01/17	2,219	2,357
Pool# E89222 6.00%, 04/01/17	9,309	9,806
Pool# E89347 6.00%, 04/01/17	808	858
Pool# E89496 6.00%, 04/01/17	1,200	1,276
Pool# E89203 6.50%, 04/01/17	1,556	1,665
Pool# E01140 6.00%, 05/01/17	9,167	9,730
Pool# E89530 6.00%, 05/01/17	5,697	6,032
Pool# E89746 6.00%, 05/01/17	15,099	16,026
Pool# E89788 6.00%, 05/01/17	1,820	1,937
Pool# E89909 6.00%, 05/01/17	1,758	1,874
Pool# G11409 6.00%, 05/01/17	13,326	14,092
Pool# E01156 6.50%, 05/01/17	4,121	4,418
Pool# E89924 6.50%, 05/01/17	8,633	9,303
Pool# B15071 6.00%, 06/01/17	25,662	27,170
Pool# E01157 6.00%, 06/01/17	7,067	7,519
Pool# E90194 6.00%, 06/01/17	1,564	1,662

27

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E90227 6.00%, 06/01/17	$1,337	$1,422
Pool# E90313 6.00%, 06/01/17	692	736
Pool# E90591 5.50%, 07/01/17	5,084	5,346
Pool# E90594 6.00%, 07/01/17	6,446	6,866
Pool# E90645 6.00%, 07/01/17	7,311	7,787
Pool# E90667 6.00%, 07/01/17	1,834	1,949
Pool# E01186 5.50%, 08/01/17	19,895	20,958
Pool# E01205 6.50%, 08/01/17	2,933	3,148
Pool# G11295 5.50%, 09/01/17	12,270	12,901
Pool# G11458 6.00%, 09/01/17	1,584	1,669
Pool# G11434 6.50%, 01/01/18	4,175	4,463
Pool# E01311 5.50%, 02/01/18	248,059	262,688
Pool# G11399 5.50%, 04/01/18	14,751	15,524
Pool# B10210 5.50%, 10/01/18	48,049	51,008
Pool# B10653 5.50%, 11/01/18	35,537	37,748
Pool# B11548 5.50%, 12/01/18	30,295	32,270
Pool# G11531 5.50%, 02/01/19	11,938	12,707
Pool# B12908 5.50%, 03/01/19	6,143	6,557
Pool# E01604 5.50%, 03/01/19	25,032	26,662
Pool# B13430 5.50%, 04/01/19	23,580	24,993
Pool# B13600 5.50%, 04/01/19	22,065	23,486
Pool# B15396 5.50%, 06/01/19	20,921	22,334
Pool# G18007 6.00%, 07/01/19	12,656	13,787
Pool# G18006 5.50%, 08/01/19	17,948	19,160
Pool# B16087 6.00%, 08/01/19	37,196	40,649
Pool# G18022 5.50%, 11/01/19	44,260	47,312

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# B14288 5.50%, 12/01/19	$11,182	$11,973
Pool# B18437 5.50%, 05/01/20	16,319	17,513
Pool# G18062 6.00%, 06/01/20	22,329	24,535
Pool# J02325 5.50%, 07/01/20	26,577	28,551
Pool# J00935 5.00%, 12/01/20	13,201	14,114
Pool# J00854 5.00%, 01/01/21	126,941	135,380
Pool# J00871 5.00%, 01/01/21	46,557	49,774
Pool# G18096 5.50%, 01/01/21	11,719	12,593
Pool# J00855 5.50%, 01/01/21	27,363	29,412
Pool# J01279 5.50%, 02/01/21	10,484	11,266
Pool# J01570 5.50%, 04/01/21	10,979	11,792
Pool# J01633 5.50%, 04/01/21	49,893	53,636
Pool# J01757 5.00%, 05/01/21	50,846	54,362
Pool# J01771 5.00%, 05/01/21	9,434	10,053
Pool# J01879 5.00%, 05/01/21	7,438	7,936
Pool# J06015 5.00%, 05/01/21	46,842	50,051
Pool# J05950 5.50%, 05/01/21	139,248	149,800
Pool# G18122 5.00%, 06/01/21	25,017	26,746
Pool# G18123 5.50%, 06/01/21	30,213	32,509
Pool# J01980 6.00%, 06/01/21	11,722	12,959
Pool# J03074 5.00%, 07/01/21	19,598	20,954
Pool# J03028 5.50%, 07/01/21	13,495	14,521
Pool# G12245 6.00%, 07/01/21	18,248	20,140
Pool# G12310 5.50%, 08/01/21	9,357	10,068
Pool# G12348 6.00%, 08/01/21	26,315	29,062
Pool# G12412 5.50%, 11/01/21	12,247	13,171

28

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J09912 4.00%, 06/01/24	$2,563,182	$2,708,362
Pool# C00351 8.00%, 07/01/24	660	781
Pool# D60780 8.00%, 06/01/25	2,086	2,493
Pool# G30267 5.00%, 08/01/25	482,088	523,932
Pool# J13883 3.50%, 12/01/25	1,268,418	1,339,618
Pool# J18127 3.00%, 03/01/27	500,239	518,940
Pool# J18702 3.00%, 03/01/27	564,111	585,199
Pool# J19106 3.00%, 05/01/27	201,976	209,526
Pool# J20471 3.00%, 09/01/27	915,107	949,316
Pool# D82854 7.00%, 10/01/27	1,853	2,142
Pool# G14609 3.00%, 11/01/27	1,188,121	1,232,537
Pool# C00566 7.50%, 12/01/27	2,372	2,806
Pool# C00678 7.00%, 11/01/28	2,880	3,336
Pool# C18271 7.00%, 11/01/28	2,398	2,787
Pool# C00836 7.00%, 07/01/29	1,361	1,582
Pool# C31282 7.00%, 09/01/29	244	283
Pool# C31285 7.00%, 09/01/29	2,865	3,331
Pool# A18212 7.00%, 11/01/29	36,206	42,067
Pool# C32914 8.00%, 11/01/29	2,555	3,114
Pool# C37436 8.00%, 01/01/30	2,870	3,485
Pool# C36306 7.00%, 02/01/30	588	686
Pool# C36429 7.00%, 02/01/30	581	679
Pool# C00921 7.50%, 02/01/30	2,430	2,884
Pool# G01108 7.00%, 04/01/30	1,091	1,270
Pool# C37703 7.50%, 04/01/30	1,629	1,937
Pool# C41561 8.00%, 08/01/30	1,728	2,116

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C01051 8.00%, 09/01/30	$4,704	$5,729
Pool# C43550 7.00%, 10/01/30	3,667	4,286
Pool# C44017 7.50%, 10/01/30	409	488
Pool# C43967 8.00%, 10/01/30	30,463	36,963
Pool# C44957 8.00%, 11/01/30	3,604	4,390
Pool# C01106 7.00%, 12/01/30	18,334	21,394
Pool# C01103 7.50%, 12/01/30	1,804	2,145
Pool# C01116 7.50%, 01/01/31	1,920	2,288
Pool# C46932 7.50%, 01/01/31	1,334	1,585
Pool# C47287 7.50%, 02/01/31	3,225	3,834
Pool# C48851 7.00%, 03/01/31	1,939	2,268
Pool# G01217 7.00%, 03/01/31	17,999	21,021
Pool# C48206 7.50%, 03/01/31	1,555	1,858
Pool# C91366 4.50%, 04/01/31	357,559	385,549
Pool# C91377 4.50%, 06/01/31	199,415	215,026
Pool# C53324 7.00%, 06/01/31	1,948	2,265
Pool# C01209 8.00%, 06/01/31	1,006	1,231
Pool# C54792 7.00%, 07/01/31	15,660	18,280
Pool# C55071 7.50%, 07/01/31	551	658
Pool# G01309 7.00%, 08/01/31	3,209	3,746
Pool# C01222 7.00%, 09/01/31	2,649	3,095
Pool# G01311 7.00%, 09/01/31	21,535	25,130
Pool# G01315 7.00%, 09/01/31	806	941
Pool# C58647 7.00%, 10/01/31	910	1,063
Pool# C58694 7.00%, 10/01/31	7,138	8,356
Pool# C60012 7.00%, 11/01/31	1,516	1,767
Pool# C61298 8.00%, 11/01/31	2,316	2,838

29

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C61105 7.00%, 12/01/31	$4,971	$5,814
Pool# C01305 7.50%, 12/01/31	2,684	3,204
Pool# C62218 7.00%, 01/01/32	2,391	2,788
Pool# C63171 7.00%, 01/01/32	8,827	10,338
Pool# C64121 7.50%, 02/01/32	3,548	4,244
Pool# C01345 7.00%, 04/01/32	12,638	14,774
Pool# C66744 7.00%, 04/01/32	875	980
Pool# G01391 7.00%, 04/01/32	37,382	43,649
Pool# C65717 7.50%, 04/01/32	3,635	4,335
Pool# C01370 8.00%, 04/01/32	3,535	4,332
Pool# C66916 7.00%, 05/01/32	15,256	17,881
Pool# C67235 7.00%, 05/01/32	16,380	19,133
Pool# C01381 8.00%, 05/01/32	15,984	19,597
Pool# C68290 7.00%, 06/01/32	3,924	4,599
Pool# C68300 7.00%, 06/01/32	19,438	22,711
Pool# G01449 7.00%, 07/01/32	24,851	29,001
Pool# C68988 7.50%, 07/01/32	2,768	3,268
Pool# C69908 7.00%, 08/01/32	22,173	25,956
Pool# C70211 7.00%, 08/01/32	10,799	12,660
Pool# C91558 3.50%, 09/01/32	320,753	333,358
Pool# C71089 7.50%, 09/01/32	4,123	4,916
Pool# G01536 7.00%, 03/01/33	24,013	28,128
Pool# G30642 3.00%, 05/01/33	169,183	171,271
Pool# G30646 3.00%, 05/01/33	376,356	380,649
Pool# K90535 3.00%, 05/01/33	79,278	80,182
Pool# A16419 6.50%, 11/01/33	13,504	15,286

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A16522 6.50%, 12/01/33	$88,599	$100,305
Pool# C01806 7.00%, 01/01/34	10,404	12,122
Pool# A21356 6.50%, 04/01/34	56,136	63,577
Pool# C01851 6.50%, 04/01/34	53,825	60,947
Pool# A22067 6.50%, 05/01/34	81,268	92,015
Pool# A24301 6.50%, 05/01/34	83,381	94,473
Pool# A24988 6.50%, 07/01/34	27,915	31,593
Pool# G01741 6.50%, 10/01/34	28,324	32,036
Pool# G08023 6.50%, 11/01/34	55,929	63,361
Pool# A33137 6.50%, 01/01/35	16,541	18,753
Pool# A31989 6.50%, 04/01/35	15,192	17,223
Pool# G08064 6.50%, 04/01/35	41,621	47,149
Pool# G01947 7.00%, 05/01/35	30,793	36,064
Pool# A37135 5.50%, 09/01/35	520,061	564,632
Pool# A38255 5.50%, 10/01/35	365,975	397,340
Pool# A38531 5.50%, 10/01/35	643,081	698,195
Pool# G08088 6.50%, 10/01/35	229,276	258,123
Pool# A39759 5.50%, 11/01/35	35,090	38,053
Pool# A40376 5.50%, 12/01/35	34,627	37,551
Pool# A42305 5.50%, 01/01/36	73,451	79,654
Pool# A41548 7.00%, 01/01/36	44,023	50,588
Pool# G08111 5.50%, 02/01/36	601,550	652,353
Pool# A48303 7.00%, 02/01/36	9,067	10,423
Pool# A43452 5.50%, 03/01/36	34,084	36,963
Pool# A43861 5.50%, 03/01/36	229,852	249,264
Pool# A43884 5.50%, 03/01/36	522,248	566,516

30

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A43885 5.50%, 03/01/36	$502,701	$545,312
Pool# A43886 5.50%, 03/01/36	745,654	808,860
Pool# A48378 5.50%, 03/01/36	459,954	498,942
Pool# G08116 5.50%, 03/01/36	113,230	122,793
Pool# A43534 6.50%, 03/01/36	28,486	31,845
Pool# A48735 5.50%, 05/01/36	49,827	53,942
Pool# G08136 6.50%, 06/01/36	35,747	40,007
Pool# A53039 6.50%, 10/01/36	133,165	148,296
Pool# A53219 6.50%, 10/01/36	36,327	40,408
Pool# A57803 6.50%, 02/01/37	110,529	122,895
Pool# A66192 6.50%, 09/01/37	135,916	150,849
Pool# G04251 6.50%, 04/01/38	25,639	28,457
Pool# G04473 5.50%, 06/01/38	1,524,957	1,650,885
Pool# A79540 6.50%, 07/01/38	22,807	25,322
Pool# G04569 6.50%, 08/01/38	22,887	25,400
Pool# A81341 6.00%, 09/01/38	2,028,483	2,216,902
Pool# A82297 6.50%, 10/01/38	75,380	83,698
Pool# A83464 6.50%, 11/01/38	40,510	44,989
Pool# A84168 6.50%, 01/01/39	10,587	11,759
Pool# A84252 6.50%, 01/01/39	55,191	61,278
Pool# A84287 6.50%, 01/01/39	44,240	49,112
Pool# A84584 6.50%, 02/01/39	14,370	15,952
Pool# A85442 5.00%, 03/01/39	2,024,757	2,182,150
Pool# G05459 5.50%, 05/01/39	2,210,963	2,393,540
Pool# G05535 4.50%, 07/01/39	2,889,379	3,087,008
Pool# A88133 4.50%, 08/01/39	2,046,710	2,187,342

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A87958 6.00%, 08/01/39	$1,782,633	$1,948,316
Pool# A91165 5.00%, 02/01/40	5,419,057	5,864,012
Pool# A91538 4.50%, 03/01/40	1,252,824	1,338,711
Pool# G05894 4.50%, 04/01/40	1,963,512	2,098,427
Pool# A93996 4.50%, 09/01/40	1,322,186	1,412,622
Pool# A96049 4.00%, 01/01/41	2,517,658	2,644,328
Pool# G06818 4.00%, 11/01/41	190,092	199,656
Pool# G07158 3.50%, 10/01/42	619,403	634,017
Pool# G07163 3.50%, 10/01/42	268,273	274,686
Pool# Q11532 3.50%, 10/01/42	200,856	205,595
Pool# Q12051 3.50%, 10/01/42	370,081	378,813
Pool# C09020 3.50%, 11/01/42	1,236,364	1,265,535
Pool# G07264 3.50%, 12/01/42	627,544	642,351
Pool# Q14292 3.50%, 01/01/43	110,199	112,833
Pool# Q14881 3.50%, 01/01/43	128,033	131,054
Pool# Q15774 3.00%, 02/01/43	1,865,272	1,834,743
Pool# Q15884 3.00%, 02/01/43	1,104,004	1,085,935
Pool# V80002 2.50%, 04/01/43	489,142	457,635
Pool# G08528 3.00%, 04/01/43	5,205,484	5,120,285
Pool# Q16915 3.00%, 04/01/43	971,556	956,261
Pool# Q18523 3.50%, 05/01/43	2,050,918	2,099,307
Pool# Q18751 3.50%, 06/01/43	2,458,272	2,516,272
Pool# G07410 3.50%, 07/01/43	203,220	208,269
Federal Home Loan Mortgage Corp. Gold Pool TBA
2.50%, 11/15/28	7,000,000	7,070,000
3.50%, 11/15/28	1,000,000	1,052,344
4.50%, 11/15/28	1,800,000	1,901,813
3.00%, 11/15/43	1,800,000	1,768,781
3.50%, 11/15/43	1,600,000	1,636,250
4.00%, 11/15/43	3,500,000	3,673,359

31

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478 3.34%, 07/01/41 (a)	$444,500	$470,345
Pool# 2B0108 2.61%, 01/01/42 (a)	46,698	48,533
Federal National Mortgage Association Pool
Pool# 969977 5.00%, 05/01/23	979,555	1,043,243
Pool# 990972 6.00%, 09/01/23	47,693	52,774
Pool# 995517 5.50%, 01/01/24	537,302	579,677
Pool# AA2549 4.00%, 04/01/24	968,831	1,028,134
Pool# 935348 5.50%, 06/01/24	68,313	73,883
Pool# AC1374 4.00%, 08/01/24	351,042	375,108
Pool# AC1529 4.50%, 09/01/24	140,126	148,599
Pool# AD0244 4.50%, 10/01/24	108,741	115,316
Pool# AD4089 4.50%, 05/01/25	1,223,982	1,297,995
Pool# 890216 4.50%, 07/01/25	204,338	216,694
Pool# AB1609 4.00%, 10/01/25	556,971	591,064
Pool# AH1361 3.50%, 12/01/25	488,829	516,765
Pool# AH1518 3.50%, 12/01/25	327,888	346,319
Pool# AE6384 4.00%, 01/01/26	55,009	58,376
Pool# AL0298 4.00%, 05/01/26	770,100	823,375
Pool# AB4277 3.00%, 01/01/27	2,003,642	2,082,379
Pool# AP4746 3.00%, 08/01/27	333,960	347,188
Pool# AP4640 3.00%, 09/01/27	178,707	185,757
Pool# AP7855 3.00%, 09/01/27	1,778,949	1,849,689
Pool# AB6886 3.00%, 11/01/27	173,632	180,605
Pool# AB6887 3.00%, 11/01/27	359,337	373,570
Pool# AQ3758 3.00%, 11/01/27	229,618	238,713
Pool# AQ4532 3.00%, 11/01/27	246,932	256,751
Pool# AQ5096 3.00%, 11/01/27	455,186	473,216

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AQ7406 3.00%, 11/01/27	$170,944	$177,741
Pool# AQ2884 3.00%, 12/01/27	176,513	183,505
Pool# AS0487 2.50%, 09/01/28	602,857	610,063
Pool# 930998 4.50%, 04/01/29	174,838	188,197
Pool# MA0243 5.00%, 11/01/29	75,765	82,483
Pool# MA0268 5.00%, 12/01/29	55,299	60,203
Pool# AB1038 5.00%, 05/01/30	79,128	86,145
Pool# AD5655 5.00%, 05/01/30	144,415	157,221
Pool# MA0443 5.00%, 05/01/30	95,431	103,893
Pool# MA0559 5.00%, 09/01/30	32,063	34,916
Pool# AH1515 4.00%, 12/01/30	934,396	990,752
Pool# AD0716 6.50%, 12/01/30	2,977,695	3,336,712
Pool# MA0641 4.00%, 02/01/31	1,085,463	1,150,930
Pool# 560868 7.50%, 02/01/31	596	705
Pool# 607212 7.50%, 10/01/31	22,084	25,873
Pool# 607632 6.50%, 11/01/31	109	123
Pool# MA1029 3.50%, 04/01/32	768,282	798,233
Pool# MA1107 3.50%, 07/01/32	206,243	214,283
Pool# MA1166 3.50%, 09/01/32	1,219,014	1,266,918
Pool# 661664 7.50%, 09/01/32	13,621	16,015
Pool# 656559 6.50%, 02/01/33	72,733	81,827
Pool# 694846 6.50%, 04/01/33	16,070	18,072
Pool# AB9300 3.00%, 05/01/33	158,582	160,540
Pool# AB9402 3.00%, 05/01/33	429,484	434,786
Pool# AB9403 3.00%, 05/01/33	160,442	162,172
Pool# 254767 5.50%, 06/01/33	1,858,471	2,035,960

32

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# MA1527 3.00%, 08/01/33	$889,280	$899,423
Pool# 750229 6.50%, 10/01/33	44,484	49,903
Pool# 725228 6.00%, 03/01/34	1,938,920	2,141,707
Pool# 725424 5.50%, 04/01/34	2,179,713	2,388,423
Pool# 788027 6.50%, 09/01/34	60,549	68,220
Pool# 735141 5.50%, 01/01/35	1,149,103	1,257,639
Pool# 735227 5.50%, 02/01/35	1,306,077	1,429,440
Pool# 256023 6.00%, 12/01/35	1,001,326	1,099,136
Pool# AL4260 5.50%, 09/01/36	147,000	161,327
Pool# 310104 5.50%, 08/01/37	1,220,423	1,335,696
Pool# 955194 7.00%, 11/01/37	691,598	786,455
Pool# AA9611 4.00%, 07/01/39	2,004,156	2,113,132
Pool# AA9809 4.50%, 07/01/39	4,061,347	4,350,718
Pool# 994002 4.00%, 08/01/39	3,007,038	3,179,002
Pool# AC9895 3.27%, 04/01/40 (a)	1,897,928	1,995,066
Pool# AC9890 3.29%, 04/01/40 (a)	3,678,217	3,866,935
Pool# AB1388 4.50%, 08/01/40	1,432,871	1,534,292
Pool# AD8536 5.00%, 08/01/40	4,954,090	5,391,830
Pool# AB1735 3.50%, 11/01/40	37,144	38,157
Pool# 932888 3.50%, 01/01/41	250,827	258,097
Pool# 932891 3.50%, 01/01/41	40,620	41,766
Pool# AB2067 3.50%, 01/01/41	874,763	898,887
Pool# AB2068 3.50%, 01/01/41	509,872	523,774
Pool# AL0390 5.00%, 05/01/41	1,213,731	1,321,923
Pool# AJ1249 3.31%, 09/01/41 (a)	594,515	629,292
Pool# AI9920 4.00%, 09/01/41	35,300	37,231

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AI9851 4.50%, 09/01/41	$153,428	$164,863
Pool# AL0761 5.00%, 09/01/41	1,974,995	2,152,590
Pool# AJ5431 4.50%, 10/01/41	236,060	253,690
Pool# AJ4861 4.00%, 12/01/41	512,678	540,555
Pool# AL1437 2.75%, 01/01/42 (a)	226,192	235,833
Pool# AK0714 2.45%, 02/01/42 (a)	67,947	70,499
Pool# AK4520 4.00%, 03/01/42	770,131	812,368
Pool# AO0186 4.50%, 04/01/42	390,504	419,853
Pool# AB5185 3.50%, 05/01/42	824,338	846,685
Pool# AO3575 4.50%, 05/01/42	83,066	89,283
Pool# AO4647 3.50%, 06/01/42	1,325,042	1,360,963
Pool# AO8036 4.50%, 07/01/42	2,575,546	2,767,906
Pool# AO9697 4.50%, 07/01/42	138,480	148,326
Pool# AP1919 4.50%, 07/01/42	246,710	265,136
Pool# AP1961 2.49%, 08/01/42 (a)	390,128	402,525
Pool# AP2092 4.50%, 08/01/42	98,474	105,845
Pool# AP6579 3.50%, 09/01/42	1,475,503	1,515,502
Pool# AP6756 4.00%, 09/01/42	38,727	40,844
Pool# AP7489 4.00%, 09/01/42	1,046,834	1,104,083
Pool# AB6524 3.50%, 10/01/42	2,797,445	2,873,282
Pool# AB7074 3.00%, 11/01/42	1,904,396	1,881,484
Pool# AB6786 3.50%, 11/01/42	292,060	299,978
Pool# AL2677 3.50%, 11/01/42	384,681	395,169
Pool# AL3000 3.50%, 12/01/42	466,229	478,868
Pool# AR4210 3.50%, 01/01/43	466,645	479,295
Pool# AR3806 3.50%, 02/01/43	96,458	99,073

33

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AR8213 3.50%, 04/01/43	$509,648	$523,544
Pool# AB9236 3.00%, 05/01/43	201,948	199,676
Pool# AB9237 3.00%, 05/01/43	884,654	874,563
Pool# AB9238 3.00%, 05/01/43	1,180,875	1,167,037
Pool# AT4137 3.00%, 05/01/43	551,634	544,997
Pool# AB9362 3.50%, 05/01/43	977,949	1,005,072
Pool# AT2731 3.50%, 05/01/43	1,187,153	1,219,336
Pool# AT4145 3.00%, 06/01/43	435,276	430,176
Pool# AB9814 3.00%, 07/01/43	1,181,325	1,167,481
Pool# AS0203 3.00%, 08/01/43	498,174	492,336
Federal National Mortgage Association Pool TBA
2.50%, 11/25/28	8,700,000	8,790,398
3.00%, 11/25/28	1,240,598	1,288,380
3.50%, 11/25/28	2,100,000	2,216,976
2.50%, 11/25/43	900,000	846,844
3.00%, 11/25/43	15,700,000	15,496,390
3.50%, 11/25/43	5,800,000	5,951,797
4.00%, 11/25/43	10,800,000	11,378,813
4.50%, 11/25/43	5,110,000	5,470,096
5.00%, 11/25/43	3,000,000	3,262,500
Government National Mortgage Association I Pool
Pool# 279461 9.00%, 11/15/19	453	528
Pool# 376510 7.00%, 05/15/24	2,237	2,586
Pool# 457801 7.00%, 08/15/28	4,210	4,977
Pool# 486936 6.50%, 02/15/29	2,145	2,462
Pool# 502969 6.00%, 03/15/29	6,755	7,593
Pool# 487053 7.00%, 03/15/29	3,190	3,770
Pool# 781014 6.00%, 04/15/29	6,303	7,087
Pool# 509099 7.00%, 06/15/29	2,967	3,525
Pool# 470643 7.00%, 07/15/29	11,710	13,902

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 434505 7.50%, 08/15/29	$142	$169
Pool# 416538 7.00%, 10/15/29	628	740
Pool# 524269 8.00%, 11/15/29	6,273	7,623
Pool# 781124 7.00%, 12/15/29	15,432	18,268
Pool# 507396 7.50%, 09/15/30	63,998	77,133
Pool# 531352 7.50%, 09/15/30	6,238	7,526
Pool# 536334 7.50%, 10/15/30	161	194
Pool# 540659 7.00%, 01/15/31	734	875
Pool# 486019 7.50%, 01/15/31	1,615	1,952
Pool# 535388 7.50%, 01/15/31	1,683	2,034
Pool# 537406 7.50%, 02/15/31	389	463
Pool# 528589 6.50%, 03/15/31	49,185	56,819
Pool# 508473 7.50%, 04/15/31	7,932	9,502
Pool# 544470 8.00%, 04/15/31	2,688	3,292
Pool# 781287 7.00%, 05/15/31	7,868	9,342
Pool# 549742 7.00%, 07/15/31	4,068	4,824
Pool# 781319 7.00%, 07/15/31	2,461	2,928
Pool# 485879 7.00%, 08/15/31	10,370	12,366
Pool# 572554 6.50%, 09/15/31	101,866	117,586
Pool# 555125 7.00%, 09/15/31	655	780
Pool# 781328 7.00%, 09/15/31	7,553	8,966
Pool# 550991 6.50%, 10/15/31	1,624	1,873
Pool# 571267 7.00%, 10/15/31	995	1,186
Pool# 574837 7.50%, 11/15/31	2,041	2,464
Pool# 555171 6.50%, 12/15/31	1,134	1,312
Pool# 781380 7.50%, 12/15/31	2,284	2,750

34

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 781481 7.50%, 01/15/32	$11,128	$13,380
Pool# 580972 6.50%, 02/15/32	1,479	1,710
Pool# 781401 7.50%, 02/15/32	6,095	7,349
Pool# 781916 6.50%, 03/15/32	130,868	150,210
Pool# 552474 7.00%, 03/15/32	6,510	7,768
Pool# 781478 7.50%, 03/15/32	4,166	5,013
Pool# 781429 8.00%, 03/15/32	6,996	8,569
Pool# 781431 7.00%, 04/15/32	27,685	32,958
Pool# 568715 7.00%, 05/15/32	35,526	42,460
Pool# 552616 7.00%, 06/15/32	35,741	42,629
Pool# 570022 7.00%, 07/15/32	34,961	41,620
Pool# 583645 8.00%, 07/15/32	4,904	6,045
Pool# 595077 6.00%, 10/15/32	12,378	13,887
Pool# 596657 7.00%, 10/15/32	4,078	4,836
Pool# 552903 6.50%, 11/15/32	174,906	202,177
Pool# 552952 6.00%, 12/15/32	14,731	16,520
Pool# 588192 6.00%, 02/15/33	9,130	10,216
Pool# 602102 6.00%, 02/15/33	13,222	14,812
Pool# 553144 5.50%, 04/15/33	63,319	69,691
Pool# 604243 6.00%, 04/15/33	30,244	33,856
Pool# 611526 6.00%, 05/15/33	18,629	20,872
Pool# 553320 6.00%, 06/15/33	47,182	52,796
Pool# 572733 6.00%, 07/15/33	7,525	8,430
Pool# 573916 6.00%, 11/15/33	29,452	33,012
Pool# 604788 6.50%, 11/15/33	133,025	152,942
Pool# 604875 6.00%, 12/15/33	65,188	72,822
Pool# 781688 6.00%, 12/15/33	72,839	81,567

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 781690 6.00%, 12/15/33	$29,588	$33,126
Pool# 781699 7.00%, 12/15/33	11,931	14,208
Pool# 621856 6.00%, 01/15/34	28,835	32,238
Pool# 564799 6.00%, 03/15/34	129,952	145,171
Pool# 630038 6.50%, 08/15/34	73,139	83,690
Pool# 781804 6.00%, 09/15/34	88,792	99,245
Pool# 781847 6.00%, 12/15/34	76,464	85,470
Pool# 486921 5.50%, 02/15/35	25,311	27,897
Pool# 781902 6.00%, 02/15/35	67,624	75,405
Pool# 649510 5.50%, 10/15/35	569,449	626,905
Pool# 649513 5.50%, 10/15/35	963,478	1,060,692
Pool# 652207 5.50%, 03/15/36	392,666	432,285
Pool# 652539 5.00%, 05/15/36	43,592	47,667
Pool# 655519 5.00%, 05/15/36	41,336	45,225
Pool# 606308 5.50%, 05/15/36	79,706	87,648
Pool# 606314 5.50%, 05/15/36	30,370	33,434
Pool# 655457 6.00%, 05/15/36	14,035	15,615
Pool# 656666 6.00%, 06/15/36	138,114	153,267
Pool# 657912 6.50%, 08/15/36	7,455	8,409
Pool# 704630 5.50%, 07/15/39	117,224	128,846
Pool# 722292 5.00%, 09/15/39	2,436,704	2,664,193
Pool# 733312 4.00%, 09/15/40	205,546	218,842
Pool# 742235 4.00%, 12/15/40	219,274	233,424
Pool# 755655 4.00%, 12/15/40	129,734	138,126
Pool# 755656 4.00%, 12/15/40	157,252	167,473
Pool# 756631 4.00%, 12/15/40	51,012	54,328
Pool# 757038 4.00%, 12/15/40	415,039	442,017

35

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 757039 4.00%, 12/15/40	$645,695	$687,463
Pool# 757043 4.00%, 12/15/40	108,338	115,380
Pool# 757044 4.00%, 12/15/40	173,343	184,556
Pool# 690662 4.00%, 01/15/41	135,087	143,826
Pool# 719486 4.00%, 01/15/41	100,241	106,725
Pool# 742244 4.00%, 01/15/41	539,541	574,442
Pool# 753826 4.00%, 01/15/41	149,404	159,045
Pool# 755958 4.00%, 01/15/41	527,340	561,452
Pool# 755959 4.00%, 01/15/41	363,652	387,289
Pool# 759075 4.00%, 01/15/41	407,279	433,752
Pool# 757555 4.00%, 02/15/41	59,315	63,170
Pool# 757557 4.00%, 02/15/41	98,591	104,969
Pool# 759207 4.00%, 02/15/41	779,004	829,639
Pool# AA6307 3.50%, 04/15/43	639,289	664,436
Pool# AB3946 3.50%, 04/15/43	249,420	259,231
Pool# AD6012 3.50%, 04/15/43	607,708	631,612
Pool# AD7471 3.50%, 04/15/43	615,554	639,767
Pool# AD7472 3.50%, 04/15/43	340,588	354,091
Pool# AD9472 3.50%, 04/15/43	340,505	354,006
Pool# AA6403 3.00%, 05/15/43	1,477,116	1,475,846
Government National Mortgage Association I Pool TBA 3.00%, 11/15/43	500,000	498,516
Government National Mortgage Association II Pool
Pool# G23851 5.50%, 05/20/36	636,435	700,625
Pool# G24245 6.00%, 09/20/38	1,385,079	1,524,403
Pool# G24559 5.00%, 10/20/39	1,057,238	1,159,576
Pool# G24715 5.00%, 06/20/40	968,786	1,062,561

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool (continued)
Pool# G24747 5.00%, 07/20/40	$2,214,747	$2,429,127
Pool# G24771 4.50%, 08/20/40	1,672,827	1,814,756
Pool# G24802 5.00%, 09/20/40	2,913,075	3,196,873
Pool# G24834 4.50%, 10/20/40	3,925,018	4,258,031
Pool# 737727 4.00%, 12/20/40	1,945,279	2,076,813
Pool# 737730 4.00%, 12/20/40	529,426	565,224
Pool# G24923 4.50%, 01/20/41	563,459	610,869
Pool# G24978 4.50%, 03/20/41	90,109	97,691
Pool# G25017 4.50%, 04/20/41	1,072,452	1,162,688
Pool# G25056 5.00%, 05/20/41	482,494	528,293
Pool# G25082 4.50%, 06/20/41	1,678,519	1,819,750
Pool# G25175 4.50%, 09/20/41	1,153,407	1,250,456
Pool# G2675523 3.50%, 03/20/42	882,518	917,888
Pool# G2MA0089 4.00%, 05/20/42	3,581,877	3,824,074
Pool# G2MA0392 3.50%, 09/20/42	3,245,498	3,375,571
Pool# G2MA0534 3.50%, 11/20/42	3,790,053	3,941,951
Pool# G2MA0852 3.50%, 03/20/43	2,143,965	2,229,891
Pool# G2MA0934 3.50%, 04/20/43	2,513,258	2,613,984
Pool# G2AF1001 3.50%, 06/20/43	494,896	514,731
Government National Mortgage Association II Pool TBA 3.00%, 11/15/43	8,900,000	8,884,703

Total U.S. Government Mortgage Backed Agencies (cost $293,218,933)		298,030,116

U.S. Government Sponsored & Agency Obligations 4.6%
Federal Farm Credit Bank 4.88%, 01/17/17	375,000	423,036
Federal Home Loan Banks 4.88%, 05/17/17	605,000	688,111
5.50%, 07/15/36	600,000	717,884

36

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. 0.50%, 04/17/15	$2,000,000	$2,007,341
1.00%, 09/29/17	1,200,000	1,194,724
3.75%, 03/27/19 (c)	1,475,000	1,628,965
1.38%, 05/01/20 (c)	1,500,000	1,434,546
2.38%, 01/13/22 (c)	1,000,000	980,009
6.75%, 09/15/29 (c)	388,000	526,570
6.75%, 03/15/31	750,000	1,024,318
6.25%, 07/15/32	365,000	478,421
Federal National Mortgage Association
0.75%, 12/19/14	12,000,000	12,070,776
4.38%, 10/15/15	1,182,000	1,273,641
0.65%, 03/28/16	5,800,000	5,791,540
0.38%, 07/05/16 (c)	5,000,000	4,973,301
5.38%, 06/12/17(c)	1,805,000	2,085,556
0.88%, 12/20/17	2,500,000	2,465,350
0.88%, 05/21/18 (c)	1,714,000	1,675,092
6.25%, 05/15/29	250,000	322,223
Financing Corp. (FICO) 9.80%, 11/30/17	12,000	16,129
Tennessee Valley Authority
6.25%, 12/15/17	35,000	42,079
4.50%, 04/01/18 (c)	1,865,000	2,103,176
4.88%, 01/15/48	300,000	301,145

Total U.S. Government Sponsored & Agency Obligations (cost $43,358,784)		44,223,933

U.S. Treasury Bonds 4.9%
U.S. Treasury Bonds
8.13%, 08/15/19	1,500,000	2,049,844
8.50%, 02/15/20	700,000	986,562
8.00%, 11/15/21 (c)	2,655,000	3,810,755
6.25%, 08/15/23 (c)	869,000	1,155,770
6.88%, 08/15/25	633,000	896,585
6.38%, 08/15/27 (c)	3,120,000	4,323,150
5.00%, 05/15/37	215,000	268,515
4.50%, 08/15/39	685,000	799,523
4.38%, 11/15/39 (c)	2,330,000	2,666,758
4.38%, 05/15/40 (c)	1,300,000	1,487,687
3.88%, 08/15/40	1,600,000	1,686,500
4.25%, 11/15/40	5,250,000	5,885,742
4.75%, 02/15/41	3,650,000	4,421,633
4.38%, 05/15/41	1,000,000	1,143,125
3.75%, 08/15/41	4,700,000	4,830,719
3.13%, 11/15/41	4,800,000	4,379,250
3.13%, 02/15/43	1,000,000	905,625
2.88%, 05/15/43	2,250,000	1,930,430
3.63%, 08/15/43	3,700,000	3,695,375

Total U.S. Treasury Bonds (cost $45,029,254)		47,323,548

U.S. Treasury Notes 30.1%

	Principal Amount	Market Value

U.S. Treasury Notes
2.13%, 11/30/14 (c)	$8,520,000	$8,699,719
0.25%, 12/15/14 (c)	13,500,000	13,514,766
4.00%, 02/15/15	1,400,000	1,468,250
2.38%, 02/28/15 (c)	11,990,000	12,332,840
0.38%, 04/15/15	1,000,000	1,002,344
0.13%, 04/30/15 (c)	6,000,000	5,991,563
0.25%, 05/15/15 (c)	2,500,000	2,500,781
4.13%, 05/15/15	1,533,000	1,624,261
0.25%, 05/31/15	5,000,000	5,001,563
1.75%, 07/31/15	5,250,000	5,385,351
0.25%, 08/15/15	8,000,000	7,997,500
1.38%, 11/30/15 (c)	6,000,000	6,129,375
2.00%, 01/31/16 (c)	12,000,000	12,438,750
0.38%, 02/15/16	5,000,000	4,999,219
2.13%, 02/29/16	16,000,000	16,647,501
0.25%, 04/15/16	6,000,000	5,974,687
2.63%, 04/30/16	3,055,000	3,221,116
1.75%, 05/31/16 (c)	6,500,000	6,714,297
1.50%, 07/31/16	5,500,000	5,647,812
0.63%, 08/15/16	1,000,000	1,002,813
4.88%, 08/15/16 (c)	1,833,000	2,054,392
0.88%, 09/15/16 (c)	3,000,000	3,028,125
3.00%, 09/30/16	1,325,000	1,417,750
0.63%, 10/15/16	3,500,000	3,506,015
0.88%, 12/31/16	4,000,000	4,026,250
4.63%, 02/15/17 (c)	3,060,000	3,447,760
0.88%, 02/28/17 (c)	3,000,000	3,014,062
3.00%, 02/28/17	1,845,000	1,981,645
4.50%, 05/15/17	3,595,000	4,057,295
2.75%, 05/31/17 (c)	4,335,000	4,629,645
0.75%, 06/30/17 (c)	11,500,000	11,456,875
2.50%, 06/30/17 (c)	3,450,000	3,653,226
0.50%, 07/31/17	5,500,000	5,420,937
1.88%, 09/30/17	1,800,000	1,863,000
0.75%, 10/31/17	3,000,000	2,972,344
1.88%, 10/31/17	1,800,000	1,862,719
4.25%, 11/15/17	6,415,000	7,242,936
0.88%, 01/31/18	5,500,000	5,452,734
2.75%, 02/28/18 (c)	2,000,000	2,140,312
2.88%, 03/31/18 (c)	2,000,000	2,150,000
0.63%, 04/30/18 (c)	3,000,000	2,930,625
1.00%, 05/31/18	2,500,000	2,479,688
1.38%, 06/30/18	1,200,000	1,208,813
1.38%, 09/30/18 (c)	10,500,000	10,541,015
1.25%, 10/31/18	2,500,000	2,492,188
1.38%, 12/31/18 (c)	4,000,000	4,002,500
1.38%, 02/28/19 (c)	4,000,000	3,990,000
1.50%, 03/31/19	2,000,000	2,004,375
1.13%, 05/31/19	4,000,000	3,915,000
1.00%, 08/31/19	2,000,000	1,931,875
3.38%, 11/15/19	2,370,000	2,611,074
1.38%, 01/31/20	1,500,000	1,467,422
3.63%, 02/15/20 (c)	5,410,000	6,037,222
1.25%, 02/29/20	3,000,000	2,906,250

37

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
1.13%, 04/30/20 (c)	$1,500,000	$1,435,781
3.50%, 05/15/20 (c)	2,000,000	2,215,312
2.63%, 08/15/20 (c)	2,000,000	2,098,125
2.13%, 08/31/20	7,000,000	7,101,718
3.13%, 05/15/21	1,200,000	1,289,813
2.13%, 08/15/21	2,250,000	2,246,484
2.00%, 11/15/21 (c)	3,500,000	3,445,312
1.75%, 05/15/22	3,000,000	2,864,531
1.63%, 08/15/22	2,200,000	2,066,969
1.63%, 11/15/22	3,000,000	2,801,250
2.00%, 02/15/23	3,000,000	2,880,938
1.75%, 05/15/23	2,000,000	1,868,125
2.50%, 08/15/23	5,000,000	4,981,250

Total U.S. Treasury Notes (cost $285,486,804)		289,486,185

Yankee Dollars 0.5%
Chemicals 0.0%†
Agrium, Inc.
3.15%, 10/01/22	50,000	47,297
6.13%, 01/15/41	100,000	110,169
Potash Corp. of Saskatchewan, Inc., 5.88%, 12/01/36	125,000	136,678

		294,144

Commercial Banks 0.0%†
Westpac Banking Corp., 4.63%, 06/01/18	103,000	111,969

Electric Utilities 0.0%†
Hydro Quebec
8.40%, 01/15/22	153,000	205,824
8.88%, 03/01/26	109,000	162,010

		367,834

Energy Equipment & Services 0.0%†
Weatherford International Ltd., 5.50%, 02/15/16	51,000	55,267

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	250,000	279,634
TransCanada PipeLines Ltd., 5.85%, 03/15/36	300,000	335,975

		615,609

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	66,451
Teck Resources Ltd., 3.85%, 08/15/17	100,000	104,789
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	121,647

		292,887

Yankee Dollars (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 0.3%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	$260,000	$294,753
Encana Corp., 6.50%, 08/15/34	250,000	276,866
Nexen, Inc.
5.88%, 03/10/35	92,000	99,617
6.40%, 05/15/37	250,000	287,974
Petro-Canada, 5.95%, 05/15/35	189,000	209,679
Statoil ASA, 6.80%, 01/15/28	225,000	287,243
Suncor Energy, Inc., 6.10%, 06/01/18	605,000	711,045
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	103,284
5.75%, 05/15/35	250,000	237,684

		2,508,145

Road & Rail 0.1%
Canadian National Railway Co.
6.90%, 07/15/28	168,000	222,319
6.20%, 06/01/36	164,000	203,091

		425,410

Water Utilities 0.0%†
United Utilities PLC, 5.38%, 02/01/19	100,000	108,189

Total Yankee Dollars (cost $4,254,437)		4,779,454

Mutual Fund 7.5%

	Shares	Market Value

Money Market Fund 7.5%
Fidelity Institutional Money Market Fund – Institutional Class, 0.08% (f)	72,072,388	72,072,388

Total Mutual Fund (cost $72,072,388)		72,072,388

Repurchase Agreements 1.3%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.10%, dated 10/31/13, due 11/01/13, repurchase price $7,227,537, collateralized by U.S. Government Agency Securities ranging from 2.50%-7.50%, maturing 06/15/23-10/20/43; total market value $7,372,067. (g)	$7,227,517	7,227,517

38

Statement of Investments (Continued)

October 31, 2013

Nationwide Bond Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Goldman Sachs & Co., 0.05%, dated 10/30/13, due 11/06/13, repurchase price $5,000,042, collateralized by U.S. Treasury Securities ranging from 0.25%-8.13%, maturing 01/31/15-02/15/26; total market value $5,100,002. (g)	$5,000,000	$5,000,000

Total Repurchase Agreements (cost $12,227,517)		12,227,517

TBA Sale Commitments (1.4)%
U.S. Government Mortgage Backed Agencies
Federal Home Loan Mortgage Corp. Gold Pool TBA
5.00%, 11/15/43	(2,000,000)	(2,156,250)
5.50%, 11/15/43	(5,000,000)	(5,421,094)
6.00%, 11/15/43	(3,500,000)	(3,815,547)
Federal National Mortgage Association Pool TBA
5.50%, 11/25/43	(151,346)	(165,180)
Government National Mortgage Association I Pool TBA
4.00%, 11/15/43	(800,000)	(850,625)
Government National Mortgage Association II Pool TBA
4.00%, 11/15/43	(1,000,000)	(1,066,406)

Total TBA Sale Commitments (cost $(13,429,769))		(13,475,102)

Total Investments (cost $1,012,918,417) (h) — 108.0%		1,037,874,723

Liabilities in excess of other assets — (8.0)%		(77,289,461)

NET ASSETS — 100.0%		$960,585,262

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2013. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2013 was $1,540,696 which represents 0.16% of net assets.
(c)	The security or a portion of this security is on loan at October 31, 2013. The total value of securities on loan at October 31, 2013 was $168,765,281, which was collateralized by repurchase agreements with a value of $12,227,517 and $160,286,534 of collateral in the form of U.S. Government Agency Securities and U.S. Treasury Securities, interest rates ranging from 0.00% - 23.01%, and maturity dates ranging from 11/01/13 - 11/20/62, a total value of $172,514,051.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2013.

(e)	Investment in affiliate.

(f)	Represents 7-day effective yield as of October 31, 2013.

(g)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2013 was $12,227,517.

(h)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

COP	Certificate of Participation

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SpA	Limited Share Company

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

39

Statement of Assets and Liabilities

October 31, 2013

Nationwide Bond Index Fund
Assets:
Investments in affiliates, at value (cost $43,877)	$73,969
Investments in non-affiliates, at value *(cost $1,014,076,792)	1,039,048,339
Repurchase agreements, at value and cost	12,227,517

Total Investments	1,051,349,825

Interest and dividends receivable	5,674,573
Security lending income receivable	10,650
Receivable for investments sold	33,487,678
Receivable for capital shares issued	21,281
Prepaid expenses	19,381

Total Assets	1,090,563,388

Liabilities:
Payable for investments purchased	103,018,412
Distributions payable	15,270
Payable for capital shares redeemed	910,940
TBA Sale Commitments (proceeds $13,429,769)	13,475,102
Payable upon return of securities loaned (Note 2)	12,227,517
Accrued expenses and other payables:
Investment advisory fees	157,582
Fund administration fees	28,445
Distribution fees	38,606
Administrative servicing fees	22,790
Accounting and transfer agent fees	23,992
Trustee fees	3,271
Custodian fees	5,238
Compliance program costs (Note 3)	1,003
Professional fees	39,453
Printing fees	8,854
Other	1,651

Total Liabilities	129,978,126

Net Assets	$960,585,262

Represented by:
Capital	$919,222,426
Accumulated distributions in excess of net investment income	(20,926)
Accumulated net realized gains from affiliated and non-affiliated investments	16,427,456
Net unrealized appreciation/(depreciation) from investments in affiliates	30,092
Net unrealized appreciation/(depreciation) from investments in non-affiliates	24,971,547
Net unrealized appreciation/(depreciation) from TBA Sale Commitments	(45,333)

Net Assets	$960,585,262

Net Assets:
Class A Shares	$178,667,547
Class B Shares	125,163
Class C Shares	568,238
Institutional Class Shares	781,224,314

Total	$960,585,262

*	Includes value of securities on loan of $168,765,281 (Note 2).

40

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Bond Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,756,785
Class B Shares	11,038
Class C Shares	50,080
Institutional Class Shares	68,998,257

Total	84,816,160

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.34
Class B Shares (b)	$11.34
Class C Shares (c)	$11.35
Institutional Class Shares	$11.32
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.60

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

41

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$30,933,227
Income from securities lending (Note 2)	177,192
Dividend income from non-affiliates	75,955
Interest income from affiliates	5,063

Total Income	31,191,437

EXPENSES:
Investment advisory fees	2,369,930
Fund administration fees	384,791
Distribution fees Class A	449,236
Distribution fees Class B	1,581
Distribution fees Class C	7,899
Administrative servicing fees Class A	240,306
Registration and filing fees	45,188
Professional fees	87,333
Printing fees	11,872
Trustee fees	45,363
Custodian fees	46,622
Accounting and transfer agent fees	150,395
Compliance program costs (Note 3)	4,946
Recoupment fees (Note 3)	185,028
Other	30,883

Total expenses before earnings credit	4,061,373

Earnings credit (Note 6)	(369)

Net Expenses	4,061,004

NET INVESTMENT INCOME	27,130,433

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	21,015,667
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,414)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(68,133,135)
Net change in unrealized appreciation/(depreciation) from TBA Sale Commitments	(45,958)

Net change in unrealized appreciation/(depreciation) from investments in affiliates, and non-affiliates, and TBA Sale Commitments	(68,183,507)

Net realized/unrealized losses from investments in affiliates, and non-affiliates, and TBA Sale Commitments	(47,167,840)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,037,407)

The accompanying notes are an integral part of these financial statements.

42

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$27,130,433	$34,211,989
Net realized gains from investment transactions with non-affiliates	21,015,667	14,313,298
Net change in unrealized appreciation/(depreciation) from investments in affiliates, and non-affiliates, and TBA Sale Commitments	(68,183,507)	18,052,516

Change in net assets resulting from operations	(20,037,407)	66,577,803

Distributions to Shareholders From:
Net investment income:
Class A	(3,995,691)	(4,986,979)
Class B	(2,566)	(4,680)
Class C	(12,893)	(5,678)
Institutional Class	(26,984,488)	(32,732,496)
Net realized gains:
Class A	(1,533,337)	(1,564,684)
Class B	(1,673)	(1,887)
Class C	(11,570)	(1,517)
Institutional Class	(8,357,933)	(8,198,134)

Change in net assets from shareholder distributions	(40,900,151)	(47,496,055)

Change in net assets from capital transactions	(338,137,017)	34,294,351

Change in net assets	(399,074,575)	53,376,099

Net Assets:
Beginning of year	1,359,659,837	1,306,283,738

End of year	$960,585,262	$1,359,659,837

Accumulated distributions in excess of net investment income at end of year	$(20,926)	$(18,517)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$41,739,740	$47,608,746
Dividends reinvested	5,246,148	6,245,380
Cost of shares redeemed	(46,411,891)	(72,647,872)

Total Class A Shares	573,997	(18,793,746)

Class B Shares
Proceeds from shares issued	764	43,291
Dividends reinvested	2,182	3,161
Cost of shares redeemed	(110,141)	(72,938)

Total Class B Shares	(107,195)	(26,486)

Class C Shares
Proceeds from shares issued	1,170,784	493,300
Dividends reinvested	22,244	5,066
Cost of shares redeemed	(1,219,904)	(64,936)

Total Class C Shares	(26,876)	433,430

43

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$235,172,622	$249,213,697
Dividends reinvested	35,342,034	40,930,018
Cost of shares redeemed	(609,091,599)	(237,462,562)

Total Institutional Class Shares	(338,576,943)	52,681,153

Change in net assets from capital transactions	$(338,137,017)	$34,294,351

SHARE TRANSACTIONS:
Class A Shares
Issued	3,621,876	4,046,514
Reinvested	452,967	529,625
Redeemed	(4,012,930)	(6,165,584)

Total Class A Shares	61,913	(1,589,445)

Class B Shares
Issued	65	3,677
Reinvested	188	268
Redeemed	(9,443)	(6,170)

Total Class B Shares	(9,190)	(2,225)

Class C Shares
Issued	99,539	41,736
Reinvested	1,905	429
Redeemed	(104,799)	(5,499)

Total Class C Shares	(3,355)	36,666

Institutional Class Shares
Issued	20,601,711	21,189,470
Reinvested	3,058,376	3,475,099
Redeemed	(53,164,515)	(20,143,235)

Total Institutional Class Shares	(29,504,428)	4,521,334

Total change in shares	(29,455,060)	2,966,330

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$11.91	0.22	(0.43)	(0.21)	(0.26)	(0.10)	(0.36)	–	$11.34	(1.82%	)	$178,667,547	0.66%	1.91%	0.66%	195.99%
Year Ended October 31, 2012 (d)	$11.75	0.26	0.28	0.54	(0.29)	(0.09)	(0.38)	–	$11.91	4.64%		$186,993,992	0.68%	2.19%	0.69%	159.60%
Year Ended October 31, 2011 (d)	$11.59	0.31	0.18	0.49	(0.33)	–	(0.33)	–	$11.75	4.36%		$203,110,754	0.67%	2.69%	0.69%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.32	0.47	0.79	(0.40)	–	(0.40)	–	$11.59	7.19%		$160,930,874	0.67%	2.86%	0.72%	177.67%
Year Ended October 31, 2009 (d)	$10.33	0.42	0.87	1.29	(0.42)	–	(0.42)	–	$11.20	12.63%		$135,482,548	0.74%	3.87%	0.82%	338.41%	(e)

Class B Shares
Year Ended October 31, 2013 (d)	$11.91	0.15	(0.43)	(0.28)	(0.19)	(0.10)	(0.29)	–	$11.34	(2.42%	)	$125,163	1.28%	1.31%	1.28%	195.99%
Year Ended October 31, 2012 (d)	$11.75	0.19	0.28	0.47	(0.22)	(0.09)	(0.31)	–	$11.91	4.01%		$241,003	1.29%	1.59%	1.29%	159.60%
Year Ended October 31, 2011 (d)	$11.60	0.24	0.17	0.41	(0.26)	–	(0.26)	–	$11.75	3.63%		$263,859	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.25	0.47	0.72	(0.32)	–	(0.32)	–	$11.60	6.57%		$388,659	1.30%	2.25%	1.35%	177.67%
Year Ended October 31, 2009 (d)	$10.32	0.36	0.86	1.22	(0.35)	–	(0.35)	0.01	$11.20	12.06%		$504,801	1.34%	3.27%	1.41%	338.41%	(e)

Class C Shares
Year Ended October 31, 2013 (d)	$11.92	0.15	(0.43)	(0.28)	(0.19)	(0.10)	(0.29)	–	$11.35	(2.43%	)	$568,238	1.28%	1.31%	1.28%	195.99%
Year Ended October 31, 2012 (d)	$11.76	0.18	0.29	0.47	(0.22)	(0.09)	(0.31)	–	$11.92	4.01%		$637,007	1.28%	1.55%	1.29%	159.60%
Year Ended October 31, 2011 (d)	$11.60	0.24	0.18	0.42	(0.26)	–	(0.26)	–	$11.76	3.72%		$197,162	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.25	0.47	0.72	(0.32)	–	(0.32)	–	$11.60	6.57%		$258,817	1.29%	2.24%	1.34%	177.67%
Year Ended October 31, 2009 (d)	$10.33	0.36	0.86	1.22	(0.35)	–	(0.35)	–	$11.20	11.97%		$194,428	1.32%	3.29%	1.41%	338.41%	(e)

Institutional Class Shares
Year Ended October 31, 2013 (d)	$11.90	0.26	(0.44)	(0.18)	(0.30)	(0.10)	(0.40)	–	$11.32	(1.53%	)	$781,224,314	0.28%	2.29%	0.28%	195.99%
Year Ended October 31, 2012 (d)	$11.73	0.30	0.30	0.60	(0.34)	(0.09)	(0.43)	–	$11.90	5.15%		$1,171,787,835	0.29%	2.59%	0.29%	159.60%
Year Ended October 31, 2011 (d)	$11.58	0.35	0.18	0.53	(0.38)	–	(0.38)	–	$11.73	4.68%		$1,102,711,963	0.28%	3.08%	0.30%	117.95%
Year Ended October 31, 2010 (d)	$11.19	0.37	0.47	0.84	(0.45)	–	(0.45)	–	$11.58	7.64%		$1,028,444,159	0.30%	3.24%	0.35%	177.67%
Year Ended October 31, 2009 (d)	$10.31	0.47	0.87	1.34	(0.46)	–	(0.46)	–	$11.19	13.22%		$923,856,645	0.32%	4.29%	0.41%	338.41%	(e)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

The accompanying notes are an integral part of these financial statements.

45

Fund Commentary	Nationwide International Index Fund

For the annual period ended October 31, 2013, the Nationwide International Index Fund (Institutional Class) returned 26.37% versus 26.88% for its benchmark, the MSCI EAFE® Index.* For broader comparison, the median return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 172 funds as of October 31, 2013) was 25.30% for the same time period.

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last-minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable U.S. government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability, and the region’s debt and banking problems were far from resolved.

International equities persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the world’s largest central banks. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy in response to signals from central banks, particularly the U.S. Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that major central banks would continue to maintain their accommodative stance.

However, after peaking in late May, international markets recoiled in response to comments from the U.S. Federal Reserve, which had hinted that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined during the remainder of the period due to concerns about the potential impact tighter U.S. monetary policy would have on financial markets and global growth.

While rhetoric from the U.S. Federal Reserve about tapering (gradually reducing) its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) proved to be another source of investor anxiety. European countries already mired in recession saw economic conditions worsen. Slowing growth in emerging-market countries, particularly China and Brazil, dimmed the outlook for the entire global economy.

In June, MSCI announced its decision to reclassify the MSCI Greece Index from its list of Developed Markets to Emerging Markets. This reclassification is scheduled to take effect November 27, 2013; therefore, the performance of Greek stocks (+2.66%) continued to be reflected in the performance of the MSCI EAFE Index for the first half of 2013.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Edward Corallo and Greg Savage

* The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities, as well as the risks of investing in foreign securities. High double-digit returns are unusual and cannot be sustained. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

46

Fund Overview	Nationwide International Index Fund

Objective

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	98.3%
Repurchase Agreements	2.5%
Preferred Stocks	0.6%
Mutual Fund	0.1%
Right	0.0%
Liabilities in excess of other assets	(1.5)%
100.0%

Top Industries††

Commercial Banks	13.1%
Pharmaceuticals	8.3%
Oil, Gas & Consumable Fuels	6.0%
Insurance	5.1%
Automobiles	4.0%
Food Products	3.8%
Metals & Mining	3.7%
Chemicals	3.3%
Diversified Telecommunication Services	3.0%
Machinery	2.4%
Other Industries*	47.3%
100.0%

Top Holdings††

Nestle SA	1.8%
HSBC Holdings PLC	1.5%
Roche Holding AG	1.5%
Novartis AG	1.4%
Vodafone Group PLC	1.4%
Toyota Motor Corp.	1.3%
BP PLC	1.1%
Total SA	1.0%
GlaxoSmithKline PLC	1.0%
Sanofi	1.0%
Other Holdings*	87.0%
100.0%

Top Countries††

Japan	20.5%
United Kingdom	18.7%
France	9.4%
Switzerland	9.3%
Germany	8.6%
Australia	7.9%
Netherlands	4.3%
Spain	3.2%
Sweden	3.0%
Hong Kong	2.8%
Other Countries*	12.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

47

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	26.05%	11.15%	7.15%
	w/SC2	18.79%	9.83%	6.51%
Class B	w/o SC1	25.27%	10.55%	6.51%
	w/SC3	20.27%	10.28%	6.51%
Class C4	w/o SC1	25.27%	10.50%	6.36%
	w/SC5	24.27%	10.50%	6.36%
Class R2[6,7,8]		25.71%	11.06%	7.09%
Institutional Class[6]		26.37%	11.59%	7.57%

Expense Ratios

Expense Ratio*
Class A	0.75%
Class B	1.34%
Class C	1.34%
Class R2	0.99%
Institutional Class	0.34%

*Current effective prospectus dated March 1, 2013. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (02/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for SCs (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

48

Fund Performance (con’t.)	Nationwide International Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide International Index Fund versus the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

49

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period May 1, 2013 and continued to hold your shares at the end of the reporting period October 31, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Index Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,081.30	3.62	0.69
	Hypothetical	[a,b]	1,000.00	1,021.73	3.52	0.69
Class B Shares	Actual	[a]	1,000.00	1,079.70	6.87	1.31
	Hypothetical	[a,b]	1,000.00	1,018.60	6.67	1.31
Class C Shares	Actual	[a]	1,000.00	1,078.70	6.86	1.31
	Hypothetical	[a,b]	1,000.00	1,018.60	6.67	1.31
Class R2 Shares	Actual	[a]	1,000.00	1,080.70	4.25	0.81
	Hypothetical	[a,b]	1,000.00	1,021.12	4.13	0.81
Institutional Class Shares	Actual	[a]	1,000.00	1,083.00	1.63	0.31
	Hypothetical	[a,b]	1,000.00	1,023.64	1.58	0.31

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

50

Statement of Investments

October 31, 2013

Nationwide International Index Fund

Common Stocks 98.3%

	Shares	Market Value

AUSTRALIA 8.0%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd. (a)	93,307	$508,319

Airlines 0.0%†
Qantas Airways Ltd.*	148,548	174,643

Beverages 0.1%
Coca-Cola Amatil Ltd.	79,425	967,892
Treasury Wine Estates Ltd.	91,860	407,954

		1,375,846

Biotechnology 0.3%
CSL Ltd.	65,683	4,317,665

Capital Markets 0.1%
Macquarie Group Ltd.	40,372	1,941,878

Chemicals 0.1%
Incitec Pivot Ltd.	230,903	580,935
Orica Ltd.	51,034	1,015,998

		1,596,933

Commercial Banks 3.0%
Australia & New Zealand Banking
Group Ltd.	368,792	11,801,476
Bendigo and Adelaide Bank Ltd.	54,466	560,716
Commonwealth Bank of Australia	216,891	15,616,694
National Australia Bank Ltd.	314,713	10,517,977
Westpac Banking Corp.	417,265	13,547,413

		52,044,276

Commercial Services & Supplies 0.1%
Brambles Ltd.	208,559	1,830,885

Construction & Engineering 0.0%†
Leighton Holdings Ltd. (a)	24,785	419,878

Construction Materials 0.0%†
Boral Ltd. (a)	104,859	489,283

Containers & Packaging 0.1%
Amcor Ltd.	161,329	1,652,717

Diversified Financial Services 0.1%
ASX Ltd.	25,596	889,094

Diversified Telecommunication Services 0.2%
Telstra Corp., Ltd.	576,721	2,822,055

Electric Utilities 0.0%†
SP AusNet	238,266	281,469

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	29,376	611,724

Food & Staples Retailing 0.7%
Metcash Ltd. (a)	126,683	400,903
Wesfarmers Ltd.	134,666	5,464,605
Woolworths Ltd.	166,637	5,495,095

		11,360,603

Gas Utilities 0.0%†
APA Group (a)	117,425	672,797

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Health Care Equipment & Supplies 0.0%†
Cochlear Ltd. (a)	7,953	$441,883

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	18,300	671,790
Sonic Healthcare Ltd.	52,565	802,416

		1,474,206

Hotels, Restaurants & Leisure 0.1%
Crown Ltd.	49,586	790,516
Echo Entertainment Group Ltd.	107,945	270,923
Flight Centre Ltd.	7,812	383,517
Tabcorp Holdings Ltd.	99,954	339,971
Tatts Group Ltd.	189,277	562,017

		2,346,944

Information Technology Services 0.0%†
Computershare Ltd.	60,997	619,021

Insurance 0.4%
AMP Ltd.	403,569	1,808,368
Insurance Australia Group Ltd.	274,765	1,604,604
QBE Insurance Group Ltd.	159,009	2,226,806
Suncorp Group Ltd.	173,693	2,190,164

		7,829,942

Metals & Mining 1.2%
Alumina Ltd.* (a)	335,730	326,420
BHP Billiton Ltd.	430,993	15,237,065
Fortescue Metals Group Ltd. (a)	204,746	1,004,155
Iluka Resources Ltd. (a)	59,178	574,408
Newcrest Mining Ltd.	100,359	973,149
Rio Tinto Ltd.	57,752	3,475,065

		21,590,262

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	81,377	250,411

Multi-Utilities 0.1%
AGL Energy Ltd.	71,992	1,063,511

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	18,105	316,351
Origin Energy Ltd.	144,840	2,002,335
Santos Ltd.	127,473	1,824,397
Whitehaven Coal Ltd.* (a)	70,100	107,378
Woodside Petroleum Ltd.	87,884	3,221,821

		7,472,282

Professional Services 0.1%
ALS Ltd. (a)	50,408	476,846
Seek Ltd. (a)	45,735	561,870

		1,038,716

Real Estate Investment Trusts (REITs) 0.5%
BGP Holdings PLC* (b)	1,554,139	0
CFS Retail Property Trust Group	275,423	539,029
Dexus Property Group	636,787	652,594

51

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) (continued)
Federation Centres Ltd.	203,428	$477,414
Goodman Group	223,981	1,070,403
GPT Group	248,717	866,850
Mirvac Group	481,033	790,797
Stockland(a)	307,687	1,166,173
Westfield Group	277,239	2,837,126
Westfield Retail Trust	397,390	1,159,398

		9,559,784

Real Estate Management & Development 0.1%
Lend Lease Group	76,413	824,028

Road & Rail 0.1%
Asciano Ltd.	137,280	753,921
Aurizon Holdings Ltd.	262,706	1,189,203

		1,943,124

Transportation Infrastructure 0.1%
Sydney Airport	26,416	104,618
Transurban Group	180,660	1,211,934

		1,316,552

		140,760,731

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG	33,423	1,173,476
Raiffeisen Bank International AG	7,081	259,731

		1,433,207

Diversified Telecommunication Services 0.0%†
Telekom Austria AG	32,611	268,089

Electric Utilities 0.0%†
Verbund AG	9,093	213,305

Insurance 0.0%†
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,582	242,401

Machinery 0.0%†
Andritz AG	10,214	628,997

Metals & Mining 0.1%
Voestalpine AG	15,441	728,438

Oil, Gas & Consumable Fuels 0.1%
OMV AG	19,520	931,157

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (b)	52,445	0

Real Estate Management & Development 0.0%†
Immofinanz AG*	132,637	580,895

		5,026,489

BELGIUM 1.2%
Beverages 0.6%
Anheuser-Busch InBev NV	107,702	11,164,791

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Chemicals 0.1%
Solvay SA	7,595	$1,187,578
Umicore SA	15,154	721,618

		1,909,196

Commercial Banks 0.1%
KBC Groep NV	31,479	1,715,024

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	11,051	985,479

Diversified Telecommunication Services 0.0%†
Belgacom SA	21,466	587,344

Food & Staples Retailing 0.1%
Colruyt SA	10,638	593,468
Delhaize Group SA	14,290	912,624

		1,506,092

Insurance 0.1%
Ageas	29,906	1,270,835

Media 0.0%†
Telenet Group Holding NV	6,966	382,580

Pharmaceuticals 0.1%
UCB SA (a)	15,079	989,814

		20,511,155

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd.	50,949	2,356,607

CHINA 0.0%†
Communications Equipment 0.0%†
AAC Technologies Holdings, Inc. (a)	104,500	461,845

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings
Ltd.	284,166	269,572

		731,417

DENMARK 1.1%
Beverages 0.1%
Carlsberg A/S, Class B	13,737	1,372,134

Biotechnology 0.1%
Novozymes A/S, Class B	29,391	1,151,113

Commercial Banks 0.1%
Danske Bank A/S*	88,298	2,063,153

Diversified Telecommunication Services 0.1%
TDC A/S	96,285	869,383

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	14,802	965,456
William Demant Holding A/S*	3,554	351,942

		1,317,398

Insurance 0.0%†
Tryg A/S	3,656	333,858

52

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Marine 0.1%
AP Moeller-Maersk A/S, Class A	77	$695,300
AP Moeller-Maersk A/S, Class B	177	1,712,470

		2,407,770

Pharmaceuticals 0.5%
Novo Nordisk A/S, Class B	53,254	8,869,594

Road & Rail 0.0%†
DSV A/S	24,111	705,396

		19,089,799

FINLAND 0.9%
Auto Components 0.1%
Nokian Renkaat OYJ	15,662	792,125

Communications Equipment 0.2%
Nokia OYJ* (a)	499,224	3,794,496

Diversified Financial Services 0.0%†
Pohjola Bank PLC, Class A	20,155	367,037

Diversified Telecommunication Services 0.0%†
Elisa OYJ	19,698	493,509

Electric Utilities 0.1%
Fortum OYJ	58,653	1,308,371

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B	9,503	315,785

Insurance 0.2%
Sampo OYJ, Class A	55,133	2,607,830

Machinery 0.2%
Kone OYJ, Class B	20,945	1,846,560
Metso OYJ	15,792	621,575
Wartsila OYJ Abp	22,976	1,019,479

		3,487,614

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	16,903	335,159

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R	76,005	705,773
UPM-Kymmene OYJ	71,962	1,142,559

		1,848,332

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,417	360,599

		15,710,857

FRANCE 9.6%
Aerospace & Defense 0.5%
European Aeronautic Defence and
Space Co. NV	77,783	5,330,048
Safran SA	33,800	2,155,021
Thales SA	12,489	764,900
Zodiac Aerospace	4,712	753,953

		9,003,922

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Auto Components 0.1%
Cie Generale des Etablissements Michelin	24,782	$2,582,236

Automobiles 0.1%
Renault SA	25,953	2,264,407

Beverages 0.2%
Pernod Ricard SA	28,293	3,398,233
Remy Cointreau SA	3,713	365,737

		3,763,970

Building Products 0.2%
Compagnie de Saint-Gobain	54,165	2,843,127

Chemicals 0.4%
Air Liquide SA	41,819	5,683,780
Arkema SA	8,831	999,100

		6,682,880

Commercial Banks 1.0%
BNP Paribas SA	133,021	9,813,382
Credit Agricole SA*	132,797	1,596,691
Natixis	131,830	708,930
Societe Generale SA	94,037	5,312,109

		17,431,112

Commercial Services & Supplies 0.1%
Edenred	28,595	970,732
Societe BIC SA	4,012	500,999

		1,471,731

Construction & Engineering 0.3%
Bouygues SA	26,778	1,044,793
Vinci SA	63,020	4,032,412

		5,077,205

Construction Materials 0.1%
Imerys SA	4,678	375,268
Lafarge SA	25,058	1,728,888

		2,104,156

Diversified Financial Services 0.1%
Eurazeo SA	4,071	307,372
Wendel SA	4,594	640,319

		947,691

Diversified Telecommunication Services 0.5%
Iliad SA	3,172	725,262
Orange SA	252,260	3,467,587
Vivendi SA	159,265	4,032,550

		8,225,399

Electric Utilities 0.1%
Electricite de France SA	31,789	1,112,549

Electrical Equipment 0.5%
Alstom SA	28,686	1,064,851
Legrand SA	34,999	1,983,591
Schneider Electric SA	70,592	5,940,159

		8,988,601

53

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Energy Equipment & Services 0.1%
CGG SA*	22,361	$491,493
Technip SA	14,000	1,466,342

		1,957,835

Food & Staples Retailing 0.2%
Carrefour SA	82,057	2,995,291
Casino Guichard Perrachon SA	7,857	883,166

		3,878,457

Food Products 0.3%
Danone SA	76,714	5,681,763

Health Care Equipment & Supplies 0.2%
Essilor International SA	27,158	2,910,399

Hotels, Restaurants & Leisure 0.1%
Accor SA	21,212	948,091
Sodexo	12,077	1,172,260

		2,120,351

Information Technology Services 0.1%
AtoS	7,629	650,300
Cap Gemini SA	19,206	1,259,491

		1,909,791

Insurance 0.4%
AXA SA	240,755	5,998,518
CNP Assurances	22,507	396,486
SCOR SE	20,553	725,437

		7,120,441

Machinery 0.0%†
Vallourec SA	14,647	871,814

Media 0.2%
Eutelsat Communications SA	18,401	581,985
JCDecaux SA	8,908	357,034
Lagardere SCA	16,218	589,189
Publicis Groupe SA	23,414	1,947,097

		3,475,305

Multi-Utilities 0.3%
GDF Suez	177,877	4,408,466
Suez Environnement Co.	38,998	680,019
Veolia Environnement SA	47,284	811,190

		5,899,675

Oil, Gas & Consumable Fuels 1.0%
Total SA	287,880	17,662,296

Personal Products 0.3%
L’Oreal SA	32,720	5,586,839

Pharmaceuticals 1.0%
Sanofi	160,244	17,085,734

Professional Services 0.1%
Bureau Veritas SA	31,120	938,760

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions	3,804	$325,777
Gecina SA	3,031	404,475
ICADE	4,938	454,195
Klepierre	14,191	636,484
Unibail-Rodamco SE	12,708	3,320,210

		5,141,141

Software 0.1%
Dassault Systemes SA	8,115	985,856

Textiles, Apparel & Luxury Goods 0.6%
Christian Dior SA	7,129	1,352,633
Kering	10,235	2,319,566
LVMH Moet Hennessy Louis Vuitton SA	33,971	6,522,280

		10,194,479

Trading Companies & Distributors 0.0%†
Rexel SA	29,405	736,384

Transportation Infrastructure 0.1%
Aeroports de Paris	3,985	425,654
Groupe Eurotunnel SA	78,776	762,623

		1,188,277

		167,844,583

GERMANY 8.1%
Air Freight & Logistics 0.2%
Deutsche Post AG	120,665	4,075,025

Airlines 0.0%†
Deutsche Lufthansa AG*	32,226	623,027

Auto Components 0.2%
Continental AG	14,810	2,708,260

Automobiles 0.9%
Bayerische Motoren Werke AG	44,168	4,998,871
Daimler AG	128,939	10,556,865
Volkswagen AG	3,876	947,861

		16,503,597

Capital Markets 0.4%
Deutsche Bank AG	136,431	6,593,596

Chemicals 1.1%
BASF SE	123,282	12,798,474
K+S AG(a)	23,940	608,307
Lanxess AG	11,523	809,281
Linde AG	24,760	4,700,085

		18,916,147

Commercial Banks 0.1%
Commerzbank AG*	130,087	1,663,767

Construction & Engineering 0.0%†
Hochtief AG	4,090	369,920

Construction Materials 0.1%
HeidelbergCement AG	18,378	1,447,078

54

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Diversified Financial Services 0.1%
Deutsche Boerse AG	25,983	$1,954,626

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG	376,209	5,912,022
Telefonica Deutschland Holding AG	40,331	317,689

		6,229,711

Electrical Equipment 0.0%†
Osram Licht AG*	11,009	570,470

Food & Staples Retailing 0.0%†
Metro AG	18,165	851,685

Food Products 0.0%†
Suedzucker AG	11,671	375,434

Health Care Providers & Services 0.2%
Celesio AG	11,369	353,462
Fresenius Medical Care AG & Co. KGaA	28,318	1,871,430
Fresenius SE & Co. KGaA	16,800	2,180,868

		4,405,760

Household Products 0.1%
Henkel AG & Co. KGaA	17,346	1,599,791

Industrial Conglomerates 0.8%
Siemens AG	106,373	13,593,651

Insurance 0.9%
Allianz SE	61,226	10,280,002
Hannover Rueck SE	8,441	675,545
Muenchener Rueckversicherungs AG	24,035	5,014,481

		15,970,028

Internet Software & Services 0.0%†
United Internet AG	13,143	518,442

Machinery 0.1%
GEA Group AG	24,853	1,080,182
MAN SE	4,781	575,963

		1,656,145

Media 0.1%
Axel Springer AG	5,446	328,612
Kabel Deutschland Holding AG	3,086	387,422
ProSiebenSat.1 Media AG	14,721	699,867

		1,415,901

Metals & Mining 0.1%
ThyssenKrupp AG*	50,417	1,286,308

Multi-Utilities 0.4%
E.ON SE	240,799	4,389,408
RWE AG	66,098	2,435,190

		6,824,598

Personal Products 0.1%
Beiersdorf AG	13,257	1,264,101

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Pharmaceuticals 0.9%
Bayer AG REG	111,040	$13,774,770
Merck KGaA	8,559	1,423,795

		15,198,565

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	144,940	1,402,199

Software 0.5%
SAP AG	123,452	9,660,394

Textiles, Apparel & Luxury Goods 0.2%
Adidas AG	27,590	3,143,760
Hugo Boss AG (a)	4,502	586,461

		3,730,221

Trading Companies & Distributors 0.1%
Brenntag AG	6,823	1,154,516

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,937	381,942

		142,944,905

GREECE 0.0%†
Diversified Telecommunication Services 0.0%†
Hellenic Telecommunications Organization SA*	35,337	$444,731

Hotels, Restaurants & Leisure 0.0%†
OPAP SA	30,891	383,595

		828,326

GUERNSEY, CHANNEL ISLANDS 0.1%
Insurance 0.1%
Resolution Ltd.	194,671	1,114,641

HONG KONG 2.8%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	144,000	285,264

Commercial Banks 0.2%
Bank of East Asia Ltd.	171,550	743,451
BOC Hong Kong Holdings Ltd.	494,600	1,615,280
Hang Seng Bank Ltd. (a)	102,400	1,706,774

		4,065,505

Diversified Financial Services 0.2%
First Pacific Co., Ltd.	330,750	376,076
Hong Kong Exchanges and Clearing Ltd.	145,200	2,342,374

		2,718,450

Diversified Telecommunication Services 0.0%†
HKT Trust/HKT Ltd.	319,000	295,804
PCCW Ltd.	548,000	247,388

		543,192

55

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Electric Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd. (a)	88,500	$615,847
CLP Holdings Ltd.	238,000	1,915,226
Power Assets Holdings Ltd.	186,300	1,552,102

		4,083,175

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd. (a)	735,513	1,718,153

Hotels, Restaurants & Leisure 0.3%
Galaxy Entertainment Group Ltd.*	276,000	2,060,307
Sands China Ltd.	325,500	2,314,335
Shangri-La Asia Ltd.	215,333	394,483
SJM Holdings Ltd. (a)	270,000	873,007

		5,642,132

Industrial Conglomerates 0.2%
Hopewell Holdings Ltd.	76,569	257,863
Hutchison Whampoa Ltd.	277,500	3,457,836
NWS Holdings Ltd.	191,500	299,046

		4,014,745

Insurance 0.5%
AIA Group Ltd.	1,608,000	8,165,155

Marine 0.0%†
Orient Overseas International Ltd. (a)	33,938	175,294

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	291,551	1,466,689

Real Estate Management & Development 0.8%
Cheung Kong Holdings Ltd.	189,000	2,951,621
Hang Lung Properties Ltd.	311,000	1,024,163
Henderson Land Development Co., Ltd.	149,379	883,918
Hysan Development Co., Ltd.	91,673	428,829
Kerry Properties Ltd.	85,000	368,606
New World Development Co., Ltd.	519,018	718,013
Sino Land Co., Ltd.	418,200	586,524
Sun Hung Kai Properties Ltd.	209,700	2,746,803
Swire Pacific Ltd., Class A	94,500	1,092,184
Swire Properties Ltd.	166,000	449,631
Wharf Holdings Ltd.	203,270	1,710,570
Wheelock & Co., Ltd.	128,000	653,225

		13,614,087

Road & Rail 0.1%
MTR Corp., Ltd.	205,714	796,928

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	34,300	330,596

Textiles, Apparel & Luxury Goods 0.1%
Li & Fung Ltd. (a)	781,200	1,104,430
Yue Yuen Industrial Holdings Ltd.	103,000	282,826

		1,387,256

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Trading Companies & Distributors 0.0%†
Noble Group Ltd. (a)	522,014	$431,297

		49,437,918

IRELAND 0.7%
Airlines 0.0%†
Ryanair Holdings PLC	26,414	218,697

Biotechnology 0.1%
Elan Corp. PLC*	65,950	1,095,417

Commercial Banks 0.0%†
Bank of Ireland*	2,976,935	1,088,024
Irish Bank Resolution Corp., Ltd.* (b)	122,522	0

		1,088,024

Construction Materials 0.2%
CRH PLC	99,954	2,432,239
James Hardie Industries PLC, CDI (a)	61,354	634,601

		3,066,840

Food Products 0.1%
Kerry Group PLC, Class A	20,755	1,329,114

Pharmaceuticals 0.2%
Shire PLC	73,664	3,266,294

Professional Services 0.1%
Experian PLC	136,715	2,783,329

		12,847,715

ISRAEL 0.4%
Chemicals 0.0%†
Israel Chemicals Ltd.	63,284	523,188
Israel Corp., Ltd. (The)*	345	173,592

		696,780

Commercial Banks 0.1%
Bank Hapoalim BM	147,960	792,101
Bank Leumi Le-Israel BM*	174,122	662,788
Mizrahi Tefahot Bank Ltd.	18,702	219,223

		1,674,112

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp., Ltd.	280,662	487,985

Oil, Gas & Consumable Fuels 0.0%†
Delek Group Ltd.	608	209,944

Pharmaceuticals 0.3%
Teva Pharmaceutical Industries Ltd.	117,649	4,371,652

Software 0.0%†
NICE Systems Ltd.	7,901	309,807

		7,750,280

ITALY 2.1%
Aerospace & Defense 0.0%†
Finmeccanica SpA*	54,315	398,022

56

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Auto Components 0.0%†
Pirelli & C. SpA	34,045	$478,914

Automobiles 0.1%
Fiat SpA*	115,884	909,311

Capital Markets 0.0%†
Mediobanca SpA	72,914	664,351

Commercial Banks 0.5%
Banca Monte dei Paschi di Siena SpA* (a)	882,045	278,090
Intesa Sanpaolo SpA	1,557,932	3,865,034
UniCredit SpA	583,144	4,377,427
Unione di Banche Italiane SCPA	117,855	814,548

		9,335,099

Diversified Financial Services 0.0%†
Exor SpA	9,449	374,567

Diversified Telecommunication Services 0.1%
Telecom Italia SpA (a)	1,300,949	1,269,140
Telecom Italia SpA-RSP	857,384	670,604

		1,939,744

Electric Utilities 0.3%
Enel SpA	879,617	3,880,810
Terna Rete Elettrica Nazionale SpA	212,023	1,049,596

		4,930,406

Electrical Equipment 0.0%†
Prysmian SpA	28,793	703,332

Energy Equipment & Services 0.1%
Saipem SpA	36,587	855,885

Gas Utilities 0.1%
Snam SpA	270,492	1,393,714

Independent Power Producers & Energy Traders 0.0%†
Enel Green Power SpA	248,339	604,101

Insurance 0.2%
Assicurazioni Generali SpA	159,122	3,720,114

Oil, Gas & Consumable Fuels 0.5%
Eni SpA	343,495	8,720,291

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	22,067	1,195,400

Transportation Infrastructure 0.1%
Atlantia SpA	43,709	957,976

		37,181,227

JAPAN 20.8%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	50,000	1,075,294

Airlines 0.0%†
ANA Holdings, Inc. (a)	163,000	340,548
Japan Airlines Co., Ltd.	8,587	501,931

		842,479

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Auto Components 0.6%
Aisin Seiki Co., Ltd.	26,200	$1,064,360
Bridgestone Corp.	86,200	2,955,170
Denso Corp.	64,100	3,081,186
Koito Manufacturing Co., Ltd.	14,000	254,852
NGK Spark Plug Co., Ltd.	24,000	548,114
NHK Spring Co., Ltd.	20,400	213,542
NOK Corp.	13,600	210,233
Stanley Electric Co., Ltd.	20,100	467,546
Sumitomo Rubber Industries Ltd.	22,900	318,802
Toyoda Gosei Co., Ltd.	9,600	240,044
Toyota Boshoku Corp.	8,600	115,190
Toyota Industries Corp.	20,300	895,433
Yokohama Rubber Co., Ltd. (The)	30,000	293,448

		10,657,920

Automobiles 2.5%
Daihatsu Motor Co., Ltd. (a)	27,000	524,237
Fuji Heavy Industries Ltd.	80,000	2,187,323
Honda Motor Co., Ltd.	217,500	8,685,409
Isuzu Motors Ltd.	163,000	1,015,096
Mazda Motor Corp.*	356,300	1,603,888
Mitsubishi Motors Corp.* (a)	59,199	665,229
Nissan Motor Co., Ltd.	329,200	3,305,584
Suzuki Motor Corp.	47,100	1,184,347
Toyota Motor Corp.	369,700	23,970,680
Yamaha Motor Co., Ltd.	38,600	591,294

		43,733,087

Beverages 0.2%
Asahi Group Holdings Ltd.	50,100	1,354,930
Coca-Cola West Co., Ltd.	8,900	180,519
Kirin Holdings Co., Ltd.	116,000	1,695,397
Suntory Beverage & Food Ltd.*	17,300	569,552

		3,800,398

Building Products 0.2%
Asahi Glass Co., Ltd.	138,600	855,998
Daikin Industries Ltd.	30,900	1,777,782
LIXIL Group Corp.	34,700	814,502
TOTO Ltd.	41,200	582,661

		4,030,943

Capital Markets 0.3%
Daiwa Securities Group, Inc.	223,200	2,038,659
Nomura Holdings, Inc.	484,200	3,576,802
SBI Holdings, Inc.	27,170	328,807

		5,944,268

Chemicals 0.7%
Air Water, Inc.	20,000	285,886
Asahi Kasei Corp.	174,200	1,325,767
Daicel Corp.	38,000	320,294
Hitachi Chemical Co., Ltd.	15,600	239,332
JSR Corp.	24,800	472,391
Kaneka Corp.	41,500	263,340

57

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Chemicals (continued)
Kansai Paint Co., Ltd.	30,000	$403,107
Kuraray Co., Ltd.	48,200	565,933
Mitsubishi Chemical Holdings Corp.	178,500	835,603
Mitsubishi Gas Chemical Co., Inc.	53,000	433,148
Mitsui Chemicals, Inc.	102,100	271,413
Nitto Denko Corp.	21,610	1,133,249
Shin-Etsu Chemical Co., Ltd.	54,300	3,070,234
Showa Denko KK	213,000	288,816
Sumitomo Chemical Co., Ltd.	209,200	766,170
Taiyo Nippon Sanso Corp.	36,000	246,865
Teijin Ltd.	124,800	280,235
Toray Industries, Inc.	187,300	1,170,389
Ube Industries Ltd.	140,000	289,785

		12,661,957

Commercial Banks 2.1%
Aozora Bank Ltd.	149,000	433,148
Bank of Kyoto Ltd. (The)(a)	45,000	396,509
Bank of Yokohama Ltd. (The)	166,000	915,369
Chiba Bank Ltd. (The)	96,300	686,511
Chugoku Bank Ltd. (The)	20,000	287,530
Fukuoka Financial Group, Inc.	108,600	489,835
Gunma Bank Ltd. (The)	54,000	312,453
Hachijuni Bank Ltd. (The)	58,000	358,300
Hiroshima Bank Ltd. (The)	71,000	302,170
Hokuhoku Financial Group, Inc.	170,000	350,532
Iyo Bank Ltd. (The)	34,000	355,018
Joyo Bank Ltd. (The)	91,000	472,667
Mitsubishi UFJ Financial Group, Inc.	1,705,484	10,860,977
Mizuho Financial Group, Inc.	3,068,519	6,441,015
Nishi-Nippon City Bank Ltd. (The)	100,000	270,176
Resona Holdings, Inc.	242,101	1,259,344
Seven Bank Ltd. (a)	71,000	251,287
Shinsei Bank Ltd.	237,000	554,890
Shizuoka Bank Ltd. (The)	74,000	832,603
Sumitomo Mitsui Financial Group, Inc.	170,305	8,231,845
Sumitomo Mitsui Trust Holdings, Inc.	449,769	2,221,449
Suruga Bank Ltd.	25,000	396,583
Yamaguchi Financial Group, Inc.	32,000	301,556

		36,981,767

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	78,700	826,820
Park24 Co., Ltd. (a)	13,900	271,392
Secom Co., Ltd.	28,100	1,692,812
Toppan Printing Co., Ltd.	76,000	600,275

		3,391,299

Computers & Peripherals 0.0%†
NEC Corp.	363,000	815,365

Construction & Engineering 0.2%
Chiyoda Corp.	22,000	278,987
JGC Corp.	29,000	1,109,650

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction & Engineering (continued)
Kajima Corp.	117,800	$499,979
Kinden Corp.	20,000	219,656
Obayashi Corp.	89,500	573,437
Shimizu Corp. (a)	82,000	420,531
Taisei Corp.	124,000	636,155

		3,738,395

Construction Materials 0.0%†
Taiheiyo Cement Corp.	155,000	657,388

Consumer Finance 0.1%
Acom Co., Ltd.* (a)	56,600	221,627
AEON Financial Service Co., Ltd.	8,900	273,321
Credit Saison Co., Ltd.	21,900	599,412

		1,094,360

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	21,600	448,912

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	9,400	350,356

Diversified Financial Services 0.2%
Japan Exchange Group, Inc.	35,000	813,685
Mitsubishi UFJ Lease & Finance Co., Ltd.	81,700	461,991
ORIX Corp.	168,800	2,923,800

		4,199,476

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	58,054	3,017,666

Electric Utilities 0.4%
Chubu Electric Power Co., Inc.	84,200	1,246,419
Chugoku Electric Power Co., Inc. (The)	41,500	636,139
Hokkaido Electric Power Co., Inc.*	24,000	309,171
Hokuriku Electric Power Co.	22,700	323,325
Kansai Electric Power Co., Inc. (The)*	96,800	1,225,200
Kyushu Electric Power Co., Inc.*	59,200	833,526
Shikoku Electric Power Co., Inc.*	22,600	403,391
Tohoku Electric Power Co., Inc.*	63,100	763,775
Tokyo Electric Power Co., Inc.*	196,400	1,048,167

		6,789,113

Electrical Equipment 0.4%
Fuji Electric Co., Ltd.	75,200	337,116
Furukawa Electric Co., Ltd. (a)	94,300	218,567
Mabuchi Motor Co., Ltd.	3,800	202,040
Mitsubishi Electric Corp.	260,600	2,864,506
Nidec Corp. (a)	14,000	1,364,330
Sumitomo Electric Industries Ltd.	97,400	1,459,475

		6,446,034

Electronic Equipment, Instruments & Components 1.1%
Citizen Holdings Co., Ltd.	36,200	258,273
FUJIFILM Holdings Corp.	60,400	1,477,611
Hamamatsu Photonics KK	9,600	359,226
Hirose Electric Co., Ltd.	4,000	610,284

58

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)
Hitachi High-Technologies Corp.	8,300	$190,900
Hitachi Ltd.	644,300	4,506,948
HOYA Corp.	56,000	1,342,845
Ibiden Co., Ltd. (a)	16,200	280,835
Keyence Corp.	6,168	2,643,543
Kyocera Corp.	44,200	2,295,330
Murata Manufacturing Co., Ltd.	27,300	2,191,367
Nippon Electric Glass Co., Ltd.	44,000	226,324
Omron Corp.	28,400	1,083,779
Shimadzu Corp.	28,000	274,187
TDK Corp.	17,300	735,253
Yaskawa Electric Corp.	30,000	388,523
Yokogawa Electric Corp.	28,700	375,075

		19,240,303

Food & Staples Retailing 0.3%
Aeon Co., Ltd.	82,700	1,128,559
FamilyMart Co., Ltd.	7,900	353,894
Lawson, Inc. (a)	8,500	681,648
Seven & I Holdings Co., Ltd.	100,000	3,700,864

		5,864,965

Food Products 0.3%
Ajinomoto Co., Inc.	83,000	1,161,422
Calbee, Inc.	9,200	241,402
Kikkoman Corp.	23,000	419,188
MEIJI Holdings Co., Ltd. (a)	8,099	452,747
Nippon Meat Packers, Inc. (a)	25,000	366,032
Nisshin Seifun Group, Inc.	29,039	314,824
Nissin Foods Holdings Co., Ltd.	8,000	342,432
Toyo Suisan Kaisha Ltd.	11,400	362,555
Yakult Honsha Co., Ltd.	11,800	599,364
Yamazaki Baking Co., Ltd.	15,100	153,733

		4,413,699

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	258,900	1,090,507
Toho Gas Co., Ltd.	56,000	292,010
Tokyo Gas Co., Ltd.	318,400	1,727,646

		3,110,163

Health Care Equipment & Supplies 0.2%
Olympus Corp.*	33,200	1,062,115
Sysmex Corp.	10,100	669,056
Terumo Corp.	20,800	1,007,359

		2,738,530

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	5,700	311,541
Medipal Holdings Corp.	15,800	213,046
Miraca Holdings, Inc.	7,900	355,958
Suzuken Co., Ltd.	9,800	353,875

		1,234,420

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Health Care Technology 0.0%†
M3, Inc.	90	$246,472

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd. (a)	9,624	265,926
Oriental Land Co., Ltd.	6,300	1,008,801

		1,274,727

Household Durables 0.5%
Casio Computer Co., Ltd. (a)	32,100	307,243
Panasonic Corp.	300,202	3,076,878
Rinnai Corp.	4,500	348,300
Sekisui Chemical Co., Ltd.	59,000	685,491
Sekisui House Ltd.	75,300	1,080,846
Sharp Corp.*	133,900	396,090
Sony Corp.	136,600	2,382,944

		8,277,792

Household Products 0.1%
Unicharm Corp.	14,900	957,011

Independent Power Producers & Energy Traders 0.0%†
Electric Power Development Co., Ltd.	16,000	511,326

Industrial Conglomerates 0.1%
Toshiba Corp.	542,700	2,306,620

Information Technology Services 0.2%
Fujitsu Ltd.*	259,100	1,113,146
Itochu Techno-Solutions Corp. (a)	3,400	133,383
Nomura Research Institute Ltd.	13,700	459,803
NTT Data Corp.	17,600	585,106
Otsuka Corp.	2,400	311,288

		2,602,726

Insurance 0.5%
Dai-ichi Life Insurance Co., Ltd. (The)	113,800	1,624,587
MS&AD Insurance Group Holdings	68,055	1,759,722
NKSJ Holdings, Inc.	45,625	1,181,011
Sony Financial Holdings, Inc.	24,400	455,611
T&D Holdings, Inc.	79,700	956,858
Tokio Marine Holdings, Inc.	92,000	3,016,170

		8,993,959

Internet & Catalog Retail 0.1%
Rakuten, Inc. (a)	100,000	1,302,964

Internet Software & Services 0.1%
Dena Co., Ltd. (a)	14,500	315,957
Gree, Inc. (a)	12,500	107,419
Yahoo Japan Corp.	191,400	893,018

		1,316,394

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	24,449	460,873
Nikon Corp.	47,300	874,399
Sankyo Co., Ltd.	7,300	347,181
Sega Sammy Holdings, Inc.	24,500	628,071

59

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Leisure Equipment & Products (continued)
Shimano, Inc.	10,500	$919,003
Yamaha Corp.	23,300	347,880

		3,577,407

Machinery 1.1%
Amada Co., Ltd.	47,000	404,321
FANUC Corp.	25,500	4,090,396
Hino Motors Ltd.	35,000	494,535
Hitachi Construction Machinery Co., Ltd.	14,600	309,207
IHI Corp.	184,000	779,113
Japan Steel Works Ltd. (The)	44,000	245,806
JTEKT Corp.	29,900	383,864
Kawasaki Heavy Industries Ltd.	195,200	762,749
Komatsu Ltd.	123,600	2,711,831
Kubota Corp.	144,100	2,133,634
Kurita Water Industries Ltd. (a)	15,500	338,272
Makita Corp.	15,700	793,939
Mitsubishi Heavy Industries Ltd.	400,200	2,543,378
Nabtesco Corp. (a)	15,200	370,994
NGK Insulators Ltd.	36,000	605,520
NSK Ltd.	60,400	645,213
SMC Corp.	7,000	1,629,728
Sumitomo Heavy Industries Ltd.	75,000	331,945
THK Co., Ltd. (a)	16,300	355,803

		19,930,248

Marine 0.1%
Mitsui OSK Lines Ltd.	151,000	639,157
Nippon Yusen KK	220,400	673,432

		1,312,589

Media 0.1%
Dentsu, Inc.	25,461	961,972
Hakuhodo DY Holdings, Inc.	34,200	264,509
Toho Co., Ltd.	15,400	329,989

		1,556,470

Metals & Mining 0.5%
Daido Steel Co., Ltd.	33,000	189,763
Hitachi Metals Ltd.	25,000	336,640
JFE Holdings, Inc.	66,400	1,509,583
Kobe Steel Ltd.*	349,000	616,463
Maruichi Steel Tube Ltd.	5,900	144,077
Mitsubishi Materials Corp.	156,000	610,337
Nippon Steel & Sumitomo Metal Corp.	1,011,065	3,337,075
Sumitomo Metal Mining Co., Ltd.	69,000	955,691
Yamato Kogyo Co., Ltd.	4,700	174,202

		7,873,831

Multiline Retail 0.1%
Don Quijote Co., Ltd.	7,700	512,562
Isetan Mitsukoshi Holdings Ltd.	49,278	746,818
J. Front Retailing Co., Ltd.	67,200	522,909
Marui Group Co., Ltd.	30,700	293,881

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Multiline Retail (continued)
Takashimaya Co., Ltd. (a)	35,000	$333,937

		2,410,107

Office Electronics 0.4%
Brother Industries Ltd.	32,100	364,730
Canon, Inc.	151,200	4,771,372
Konica Minolta, Inc.	65,900	545,715
Ricoh Co., Ltd.	89,200	942,024

		6,623,841

Oil, Gas & Consumable Fuels 0.2%
Cosmo Oil Co., Ltd.*	82,000	144,387
Idemitsu Kosan Co., Ltd.	3,000	251,140
INPEX Corp.	117,200	1,353,891
Japan Petroleum Exploration Co.	4,400	179,143
JX Holdings, Inc.	300,317	1,484,968
Showa Shell Sekiyu KK	22,400	240,820
TonenGeneral Sekiyu KK	39,000	362,288

		4,016,637

Paper & Forest Products 0.0%†
Oji Holdings Corp.	108,000	493,563

Personal Products 0.2%
Kao Corp.	69,200	2,304,607
Shiseido Co., Ltd. (a)	46,200	790,344

		3,094,951

Pharmaceuticals 1.0%
Astellas Pharma, Inc.	58,600	3,266,738
Chugai Pharmaceutical Co., Ltd.	31,500	740,135
Daiichi Sankyo Co., Ltd.	90,200	1,672,391
Dainippon Sumitomo Pharma Co., Ltd.	21,900	294,688
Eisai Co., Ltd.	32,000	1,257,025
Hisamitsu Pharmaceutical Co., Inc.	8,600	465,352
Kyowa Hakko Kirin Co., Ltd.	30,000	331,349
Mitsubishi Tanabe Pharma Corp.	31,300	441,446
Ono Pharmaceutical Co., Ltd.	11,700	884,639
Otsuka Holdings Co., Ltd.	46,700	1,330,113
Santen Pharmaceutical Co., Ltd.	10,400	527,964
Shionogi & Co., Ltd.	42,000	929,399
Taisho Pharmaceutical Holdings Co., Ltd.	3,770	264,709
Takeda Pharmaceutical Co., Ltd.	105,000	5,003,731
Tsumura & Co.	9,000	282,870

		17,692,549

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	111	368,868
Japan Real Estate Investment Corp.	77	879,718
Japan Retail Fund Investment Corp.	299	605,572
Nippon Building Fund, Inc.	92	1,138,123
Nippon Prologis REIT, Inc.	35	349,518
Nomura Real Estate Office Fund, Inc.	41	202,540
United Urban Investment Corp.	327	499,079

		4,043,418

60

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Management & Development 0.9%
Aeon Mall Co., Ltd.	15,950	$452,995
Daito Trust Construction Co., Ltd.	9,600	980,196
Daiwa House Industry Co., Ltd.	81,000	1,622,737
Hulic Co., Ltd.	35,100	558,522
Mitsubishi Estate Co., Ltd.	167,600	4,789,945
Mitsui Fudosan Co., Ltd.	111,700	3,700,164
Nomura Real Estate Holdings, Inc.	17,800	450,366
NTT Urban Development Corp.	18,000	229,776
Sumitomo Realty & Development Co., Ltd.	49,000	2,318,506
Tokyo Tatemono Co., Ltd.	59,000	553,892
Tokyu Fudosan Holdings Corp.*	58,000	569,796

		16,226,895

Road & Rail 0.8%
Central Japan Railway Co.	19,500	2,528,597
East Japan Railway Co.	44,590	3,873,565
Hankyu Hanshin Holdings, Inc.	150,000	841,327
Keikyu Corp.	65,000	611,850
Keio Corp.	80,400	557,046
Keisei Electric Railway Co., Ltd.	39,000	402,758
Kintetsu Corp. (a)	222,500	818,836
Nippon Express Co., Ltd.	101,500	509,687
Odakyu Electric Railway Co., Ltd. (a)	82,100	792,330
Tobu Railway Co., Ltd.	145,000	751,660
Tokyu Corp.	150,900	1,027,639
West Japan Railway Co.	23,500	1,053,739

		13,769,034

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	20,700	247,737
Rohm Co., Ltd.	13,100	537,725
Sumco Corp. (a)	17,100	155,384
Tokyo Electron Ltd.	22,400	1,229,147

		2,169,993

Software 0.2%
GungHo Online Entertainment, Inc.* (a)	490	309,212
Konami Corp.	12,500	302,093
Nexon Co., Ltd.	16,900	197,520
Nintendo Co., Ltd.	14,300	1,608,087
Oracle Corp. Japan	5,400	213,212
Trend Micro, Inc.	14,500	539,316

		3,169,440

Specialty Retail 0.3%
ABC-Mart, Inc.	4,100	205,045
Fast Retailing Co., Ltd.	7,200	2,423,606
Nitori Holdings Co., Ltd.	4,700	440,887
Sanrio Co., Ltd. (a)	6,100	335,206
Shimamura Co., Ltd.	3,100	348,499
USS Co., Ltd.	30,600	448,122
Yamada Denki Co., Ltd. (a)	118,500	332,391

		4,533,756

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	22,400	$394,926

Tobacco 0.3%
Japan Tobacco, Inc.	146,900	5,315,383

Trading Companies & Distributors 0.8%
ITOCHU Corp.	203,500	2,446,914
Marubeni Corp.	222,000	1,738,137
Mitsubishi Corp.	186,000	3,762,979
Mitsui & Co., Ltd.	229,600	3,280,051
Sojitz Corp.	152,467	296,059
Sumitomo Corp.	146,600	1,907,751
Toyota Tsusho Corp.	30,000	833,310

		14,265,201

Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	33,000	287,046
Mitsubishi Logistics Corp.	16,400	227,910

		514,956

Wireless Telecommunication Services 1.0%
KDDI Corp.	71,900	3,893,852
NTT DOCOMO, Inc.	208,600	3,309,446
SoftBank Corp.	128,800	9,618,643

		16,821,941

		364,875,684

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	12,060	894,392

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA	63,043	1,474,855

Media 0.1%
SES SA, FDR	37,972	1,104,450

Metals & Mining 0.1%
ArcelorMittal	134,726	2,122,020

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	8,250	761,117

		5,462,442

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
MGM China Holdings Ltd.	129,600	446,866
Wynn Macau Ltd. (a)	217,600	835,315

		1,282,181

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	25,495	398,554

61

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS 4.3%
Air Freight & Logistics 0.0%†
TNT Express NV	46,499	$428,698

Beverages 0.2%
Heineken Holding NV	13,112	832,807
Heineken NV	30,788	2,121,515

		2,954,322

Chemicals 0.2%
Akzo Nobel NV(a)	31,764	2,305,889
Koninklijke DSM NV	20,625	1,559,097

		3,864,986

Computers & Peripherals 0.1%
Gemalto NV	10,328	1,159,211

Construction & Engineering 0.1%
Koninklijke Boskalis Westminster NV	9,889	475,291
OCI*	12,720	489,103

		964,394

Diversified Financial Services 0.4%
ING Groep NV, CVA*	513,029	6,519,432

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV*	421,211	1,341,073
Ziggo NV	20,699	887,350

		2,228,423

Energy Equipment & Services 0.0%†
Fugro NV, CVA	9,774	611,074

Food & Staples Retailing 0.1%
Koninklijke Ahold NV	136,317	2,590,917

Food Products 0.5%
Unilever NV, CVA	218,896	8,678,237

Industrial Conglomerates 0.3%
Koninklijke Philips NV	127,867	4,518,914

Insurance 0.1%
Aegon NV	242,382	1,928,605
Delta Lloyd NV	26,140	554,211

		2,482,816

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,916	755,454

Media 0.2%
Reed Elsevier NV	90,964	1,828,795
Wolters Kluwer NV	40,212	1,089,378

		2,918,173

Oil, Gas & Consumable Fuels 1.6%
Royal Dutch Shell PLC, Class A	510,958	17,017,370
Royal Dutch Shell PLC, Class B	344,693	11,933,284

		28,950,654

Professional Services 0.1%
Randstad Holding NV	16,739	1,030,933

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	9,667	$420,810

Semiconductors & Semiconductor Equipment 0.3%
ASML Holding NV	47,938	4,539,142

Transportation Infrastructure 0.0%†
Koninklijke Vopak NV	9,942	611,466

		76,228,056

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd. (a)	95,168	785,380

Diversified Telecommunication Services 0.0%†
Telecom Corp. of New Zealand Ltd. (a)	231,795	449,787

Electric Utilities 0.0%†
Contact Energy Ltd.	51,208	222,060

Hotels, Restaurants & Leisure 0.0%†
SKYCITY Entertainment Group Ltd. (a)	87,163	279,931

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd. (a)	156,326	442,533

		2,179,691

NORWAY 0.6%
Chemicals 0.1%
Yara International ASA	24,422	1,051,791

Commercial Banks 0.1%
DNB ASA	131,952	2,339,050

Diversified Telecommunication Services 0.1%
Telenor ASA	94,832	2,278,587

Energy Equipment & Services 0.0%†
Aker Solutions ASA	22,892	316,267

Food Products 0.1%
Orkla ASA	105,705	856,864

Insurance 0.0%†
Gjensidige Forsikring ASA	28,022	523,038

Metals & Mining 0.0%†
Norsk Hydro ASA (a)	131,370	586,274

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA	146,174	3,458,653

		11,410,524

PORTUGAL 0.2%
Commercial Banks 0.0%†
Banco Espirito Santo SA*	229,617	301,711

Diversified Telecommunication Services 0.0%†
Portugal Telecom SGPS SA	85,880	387,105

Electric Utilities 0.1%
EDP-Energias de Portugal SA	272,031	1,001,353

62

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

PORTUGAL (continued)
Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	35,493	$653,658

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	48,068	813,956

		3,157,783

SINGAPORE 1.5%
Aerospace & Defense 0.1%
Singapore Technologies Engineering Ltd.	214,000	725,632

Airlines 0.0%†
Singapore Airlines Ltd.	75,613	634,271

Commercial Banks 0.5%
DBS Group Holdings Ltd.	231,050	3,114,894
Oversea-Chinese Banking Corp., Ltd.	339,600	2,840,920
United Overseas Bank Ltd.	166,500	2,788,311

		8,744,125

Distributors 0.0%†
Jardine Cycle & Carriage Ltd. (a)	14,604	430,392

Diversified Financial Services 0.0%†
Singapore Exchange Ltd.	91,900	542,178

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,058,003	3,212,925

Food & Staples Retailing 0.0%†
Olam International Ltd. (a)	189,500	234,441

Food Products 0.1%
Golden Agri-Resources Ltd. (a)	920,771	444,606
Wilmar International Ltd. (a)	271,158	754,237

		1,198,843

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC	845,217	1,034,125

Industrial Conglomerates 0.1%
Keppel Corp., Ltd.	192,600	1,680,688
Sembcorp Industries Ltd.	138,243	591,047

		2,271,735

Machinery 0.0%†
Sembcorp Marine Ltd. (a)	117,200	423,982

Media 0.1%
Singapore Press Holdings Ltd. (a)	224,500	767,945

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	260,306	494,929
CapitaCommercial Trust (a)	282,000	333,688
CapitaMall Trust (a)	330,800	537,283

		1,365,900

Real Estate Management & Development 0.2%
CapitaLand Ltd. (a)	354,345	887,809
CapitaMalls Asia Ltd.	199,800	324,471
City Developments Ltd. (a)	56,099	464,346

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Real Estate Management & Development (continued)
Global Logistic Properties Ltd.	392,000	$973,064
Keppel Land Ltd.	86,000	256,388
UOL Group Ltd.	65,120	344,671

		3,250,749

Road & Rail 0.0%†
ComfortDelGro Corp., Ltd.	257,620	397,810

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	727,000	530,558

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	87,181	311,739

		26,077,350

SPAIN 3.3%
Biotechnology 0.0%†
Grifols SA	19,424	796,122

Commercial Banks 1.5%
Banco Bilbao Vizcaya Argentaria SA (a)	752,353	8,792,698
Banco de Sabadell SA	435,910	1,116,935
Banco Popular Espanol SA*	177,995	1,009,654
Banco Santander SA	1,534,682	13,605,370
Bankia SA*	575,259	858,323
CaixaBank	161,247	835,769

		26,218,749

Construction & Engineering 0.1%
ACS Actividades de Construccion y
Servicios SA	21,170	694,485
Ferrovial SA	53,445	1,018,757

		1,713,242

Diversified Telecommunication Services 0.6%
Telefonica SA (a)	550,108	9,681,530

Electric Utilities 0.3%
Acciona SA (a)	3,508	222,381
Iberdrola SA (a)	632,340	3,969,104
Red Electrica Corp. SA	14,160	881,668

		5,073,153

Food & Staples Retailing 0.0%†
Distribuidora Internacional de
Alimentacion SA	84,441	769,847

Gas Utilities 0.1%
Enagas SA	24,882	664,351
Gas Natural SDG SA	46,000	1,084,964

		1,749,315

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A	51,231	1,900,790

Insurance 0.0%†
Mapfre SA	106,107	426,093

63

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Machinery 0.0%†
Zardoya Otis SA (a)	22,080	$384,118

Oil, Gas & Consumable Fuels 0.2%
Repsol SA	113,834	3,051,987

Specialty Retail 0.3%
Industria de Diseno Textil SA (a)	29,253	4,804,482

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA (a)	51,014	1,092,976

		57,662,404

SWEDEN 3.1%
Building Products 0.1%
Assa Abloy AB, Class B	45,111	2,238,279

Capital Markets 0.0%†
Ratos AB, Class B (a)	26,329	227,849

Commercial Banks 0.8%
Nordea Bank AB	380,356	4,865,330
Skandinaviska Enskilda Banken AB, Class A	205,741	2,488,450
Svenska Handelsbanken AB, Class A	67,449	3,050,486
Swedbank AB, Class A	120,370	3,132,791

		13,537,057

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,286	493,588

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B	404,401	4,837,128

Construction & Engineering 0.1%
Skanska AB, Class B	52,276	1,006,538

Diversified Financial Services 0.2%
Industrivarden AB, Class C	17,788	316,647
Investment AB Kinnevik, Class B	28,879	1,062,868
Investor AB, Class B	61,288	1,965,028

		3,344,543

Diversified Telecommunication Services 0.2%
TeliaSonera AB	323,094	2,671,663

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	31,477	943,832

Health Care Equipment & Supplies 0.1%
Elekta AB, Class B	51,743	764,200
Getinge AB, Class B	26,514	839,969

		1,604,169

Household Durables 0.1%
Electrolux AB Series B	32,933	812,291
Husqvarna AB, Class B	54,120	317,983

		1,130,274

Household Products 0.1%
Svenska Cellulosa AB SCA, Class B	77,761	2,204,618

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Machinery 0.7%
Alfa Laval AB	43,133	$983,898
Atlas Copco AB, Class A	86,618	2,399,934
Atlas Copco AB, Class B	54,463	1,353,336
Sandvik AB	144,161	1,947,910
Scania AB, Class B	43,918	880,262
SKF AB, Class B	50,214	1,328,629
Volvo AB, Class B	204,992	2,631,054

		11,525,023

Metals & Mining 0.0%†
Boliden AB	38,637	548,762

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	31,684	652,951

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	126,577	5,469,629

Tobacco 0.0%†
Swedish Match AB	26,112	860,987

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	45,425	547,527

		53,844,417

SWITZERLAND 9.5%
Beverages 0.1%
Coca-Cola HBC AG, ADR	24,953	720,144

Biotechnology 0.1%
Actelion Ltd.*	14,013	1,084,194

Building Products 0.1%
Geberit AG	5,179	1,547,302

Capital Markets 1.0%
Credit Suisse Group AG REG*	199,655	6,210,861
Julius Baer Group Ltd.*	28,542	1,400,150
Partners Group Holding AG	2,040	528,814
UBS AG*	488,052	9,439,448

		17,579,273

Chemicals 0.5%
EMS-Chemie Holding AG	1,162	423,135
Givaudan SA*	1,112	1,577,025
Sika AG	302	952,040
Syngenta AG	12,339	4,980,226

		7,932,426

Commercial Banks 0.0%†
Banque Cantonale Vaudoise	408	226,711

Construction Materials 0.1%
Holcim Ltd. REG*	30,901	2,298,401

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,723	296,236

Diversified Telecommunication Services 0.1%
Swisscom AG	2,962	1,510,785

64

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Electrical Equipment 0.4%
ABB Ltd.*	292,223	$7,445,133

Energy Equipment & Services 0.1%
Transocean Ltd.	47,366	2,237,004

Food Products 1.9%
Aryzta AG*	10,533	785,788
Barry Callebaut AG*	326	340,605
Lindt & Spruengli AG	13	653,904
Lindt & Spruengli AG – Participation Certificate	123	518,724
Nestle SA REG	433,260	31,274,423

		33,573,444

Health Care Equipment & Supplies 0.1%
Sonova Holding AG*	6,279	817,156

Insurance 0.6%
Baloise Holding AG	6,686	776,739
Swiss Life Holding AG*	4,341	860,735
Swiss Re AG*	46,768	4,105,421
Zurich Insurance Group AG*	19,730	5,451,862

		11,194,757

Life Sciences Tools & Services 0.0%†
Lonza Group AG*	7,299	651,530

Machinery 0.1%
Schindler Holding AG	2,997	426,512
Schindler Holding AG – Participation Certificate	6,695	948,903
Sulzer AG	3,373	527,673

		1,903,088

Marine 0.1%
Kuehne + Nagel International AG(a)	7,408	935,860

Metals & Mining 0.4%
Glencore Xstrata PLC*	1,422,123	7,739,510

Pharmaceuticals 2.9%
Novartis AG REG	309,058	23,989,880
Roche Holding AG	94,384	26,100,519

		50,090,399

Professional Services 0.2%
Adecco SA*	16,674	1,229,604
SGS SA	734	1,717,379

		2,946,983

Real Estate Management & Development 0.0%†
Swiss Prime Site AG*	7,514	568,947

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	81,963	630,461

Textiles, Apparel & Luxury Goods 0.6%
Cie Financiere Richemont SA	72,071	7,369,241
Swatch Group AG (The)	6,038	671,802

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Textiles, Apparel & Luxury Goods (continued)
Swatch Group AG (The)-Bearer Shares	4,013	$2,563,069

		10,604,112

Trading Companies & Distributors 0.1%
Wolseley PLC	36,896	1,986,149

		166,520,005

UNITED KINGDOM 19.0%
Aerospace & Defense 0.5%
BAE Systems PLC	430,339	3,139,107
Cobham PLC	150,577	695,411
Meggitt PLC	110,605	1,015,375
Rolls-Royce Holdings PLC*	250,940	4,623,069

		9,472,962

Airlines 0.1%
easyJet PLC	22,618	473,783
International Consolidated Airlines Group SA*	129,691	720,246

		1,194,029

Auto Components 0.1%
GKN PLC	223,465	1,316,373

Beverages 1.0%
Diageo PLC	337,474	10,757,820
SABMiller PLC	129,039	6,728,199

		17,486,019

Capital Markets 0.2%
3i Group PLC	136,957	818,551
Aberdeen Asset Management PLC	134,742	956,242
Hargreaves Lansdown PLC	28,806	548,763
ICAP PLC	74,662	461,037
Investec PLC	74,236	519,401
Schroders PLC	13,785	568,940

		3,872,934

Chemicals 0.1%
Croda International PLC	19,236	751,699
Johnson Matthey PLC	28,333	1,363,480

		2,115,179

Commercial Banks 3.0%
Barclays PLC	2,050,580	8,627,746
HSBC Holdings PLC	2,508,478	27,496,291
Lloyds Banking Group PLC*	6,211,440	7,682,304
Royal Bank of Scotland Group PLC*	292,425	1,722,242
Standard Chartered PLC	324,812	7,798,738

		53,327,321

Commercial Services & Supplies 0.2%
Aggreko PLC	37,004	954,195
Babcock International Group PLC	51,091	1,044,761

65

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Commercial Services & Supplies (continued)
G4S PLC	192,784	$809,752
Serco Group PLC	70,390	628,996

		3,437,704

Containers & Packaging 0.1%
Rexam PLC	104,997	874,320

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	23,860	627,136

Diversified Telecommunication Services 0.4%
BT Group PLC	1,057,685	6,399,665
Inmarsat PLC	62,863	725,549

		7,125,214

Electric Utilities 0.2%
SSE PLC	128,258	2,909,554

Energy Equipment & Services 0.1%
AMEC PLC	38,675	729,419
Petrofac Ltd.	35,696	837,196
Subsea 7 SA	35,685	754,696

		2,321,311

Food & Staples Retailing 0.5%
J Sainsbury PLC	167,909	1,062,114
Tesco PLC	1,083,109	6,317,929
WM Morrison Supermarkets PLC	303,709	1,370,343

		8,750,386

Food Products 0.5%
Associated British Foods PLC	46,994	1,708,467
Tate & Lyle PLC	66,075	838,554
Unilever PLC	171,974	6,973,731

		9,520,752

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	115,205	1,473,432

Hotels, Restaurants & Leisure 0.4%
Carnival PLC	24,941	886,461
Compass Group PLC	238,221	3,425,906
InterContinental Hotels Group PLC	35,380	1,030,859
Tui Travel PLC	51,558	317,852
Whitbread PLC	24,534	1,349,153
William Hill PLC	121,608	780,780

		7,791,011

Household Durables 0.0%†
Persimmon PLC*	42,693	864,371

Household Products 0.4%
Reckitt Benckiser Group PLC	87,161	6,777,565

Industrial Conglomerates 0.1%
Smiths Group PLC	54,308	1,249,920

Insurance 1.1%
Admiral Group PLC	24,473	501,066
Aviva PLC	391,562	2,810,991

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Insurance (continued)
Direct Line Insurance Group PLC	118,211	$426,464
Legal & General Group PLC	802,123	2,780,008
Old Mutual PLC	658,798	2,147,052
Prudential PLC	343,553	7,025,921
RSA Insurance Group PLC	487,352	1,003,716
Standard Life PLC	316,205	1,783,935

		18,479,153

Machinery 0.3%
CNH Industrial NV*	119,426	1,412,332
IMI PLC	42,357	1,030,502
Invensys PLC	91,104	731,075
Melrose Industries PLC	170,328	873,221
Weir Group PLC (The)	28,491	1,029,046

		5,076,176

Media 0.7%
British Sky Broadcasting Group PLC	140,054	2,104,309
ITV PLC	500,762	1,531,121
Pearson PLC	110,118	2,303,120
Reed Elsevier PLC	155,306	2,175,579
WPP PLC	175,680	3,731,607

		11,845,736

Metals & Mining 1.3%
Anglo American PLC	185,869	4,419,333
Antofagasta PLC	54,377	743,169
BHP Billiton PLC	282,757	8,725,456
Rio Tinto PLC	170,244	8,614,377
Vedanta Resources PLC	11,341	193,228

		22,695,563

Multiline Retail 0.2%
Marks & Spencer Group PLC	210,364	1,696,408
Next PLC	20,683	1,806,184

		3,502,592

Multi-Utilities 0.6%
Centrica PLC	692,898	3,918,849
National Grid PLC	492,729	6,192,007

		10,110,856

Oil, Gas & Consumable Fuels 1.8%
BG Group PLC	456,722	9,316,988
BP PLC	2,554,719	19,831,291
Tullow Oil PLC	122,212	1,847,263

		30,995,542

Pharmaceuticals 1.5%
AstraZeneca PLC	168,310	8,910,365
GlaxoSmithKline PLC	662,771	17,472,219

		26,382,584

66

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Professional Services 0.1%
Capita PLC	90,971	$1,438,085
Intertek Group PLC	22,298	1,189,582

		2,627,667

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC	131,397	1,310,477
Hammerson PLC	101,189	857,448
Intu Properties PLC	95,003	523,972
Land Securities Group PLC	102,099	1,618,486
Segro PLC	103,827	543,798

		4,854,181

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC	186,385	2,920,583

Software 0.0%†
Sage Group PLC (The)	151,073	814,997

Specialty Retail 0.1%
Kingfisher PLC	319,583	1,933,300

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	58,075	1,427,108

Tobacco 1.1%
British American Tobacco PLC	257,958	14,232,132
Imperial Tobacco Group PLC	130,221	4,861,667

		19,093,799

Trading Companies & Distributors 0.1%
Bunzl PLC	43,937	969,207
Travis Perkins PLC	34,513	1,026,333

		1,995,540

Water Utilities 0.1%
Severn Trent PLC	31,957	953,908
United Utilities Group PLC	94,528	1,069,104

		2,023,012

Wireless Telecommunication Services 1.4%
Vodafone Group PLC	6,547,558	23,982,150

		333,268,032

Total Common Stocks (cost $1,388,078,534)		1,727,398,165

Preferred Stocks 0.6%

	Shares	Market Value

GERMANY 0.6%
Automobiles 0.4%
Bayerische Motoren Werke AG	7,272	607,002
Porsche Automobil Holding SE	20,567	1,920,477
Volkswagen AG	19,445	4,931,417

		7,458,896

Preferred Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Chemicals 0.0%†
Fuchs Petrolub SE	5,064	$408,848

Household Products 0.2%
Henkel AG & Co. KGaA	23,960	2,586,968

Multi-Utilities 0.0%†
RWE AG (a)	5,832	198,691

UNITED KINGDOM 0.0%†
Aerospace & Defense 0.0%†
Rolls-Royce Holdings PLC, Class C * (b)	21,580,840	34,603

Total Preferred Stocks (cost $6,128,137)		10,688,006

Right 0.0%†

	Number of Rights	Market Value

HONG KONG 0.0%†
Real Estate Management & Development 0.0%†
New World Development Co., Ltd.* (b)	6,487	0

Total Right (cost $—)		0

Mutual Fund 0.1%

	Shares	Market Value

Money Market Fund 0.1%
Fidelity Institutional Money Market Fund – Institutional Class, 0.08% (c)	2,017,370	2,017,370

Total Mutual Fund (cost $2,017,370)		2,017,370

Repurchase Agreements 2.5%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.09%, dated 10/31/13, due 11/01/13, repurchase price $10,000,025, collateralized by U.S. Government Agency and Treasury Securities ranging from 0.00%-5.13%, maturing 11/15/13-05/04/37; total market value $10,200,001. (d)	$10,000,000	$10,000,000

67

Statement of Investments (Continued)

October 31, 2013

Nationwide International Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Goldman Sachs & Co., 0.10%, dated 10/31/13, due 11/01/13, repurchase price $23,367,897, collateralized by U.S. Government Agency Securities ranging from 2.50%-7.50%, maturing 06/15/23 - 10/20/43; total market value $23,835,189. (d)	$23,367,832	$23,367,832
Goldman Sachs & Co., 0.05%, dated 10/30/13, due 11/06/13, repurchase price $10,000,083, collateralized by U.S. Government Treasury Securities ranging from 0.25%-8.13%, maturing 01/31/15-02/15/26; total market value $10,200,004. (d)	10,000,000	10,000,000

Total Repurchase Agreements (cost $43,367,832)		43,367,832

Total Investments (cost $1,439,591,873) (e) — 101.5%		1,783,471,373

Liabilities in excess of other assets — (1.5)%		(26,033,788)

NET ASSETS — 100.0%		$1,757,437,585

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2013. The total value of securities on loan at October 31, 2013 was $40,947,352.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of October 31, 2013.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2013 was $43,367,832.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

Abp	Public Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company
ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CH	Switzerland

CVA	Dutch Certificate

FDR	Fiduciary Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

RE	Reinsured

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

At October 31, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
145	DJ Euro Stoxx 50	12/20/13	$6,022,368	$281,363
52	FTSE 100 Index	12/20/13	5,593,332	169,537
49	SGX Nikkei 225 Index	12/12/13	3,577,952	(22,622)
19	SPI 200 Index	12/19/13	2,431,493	82,952

			$17,625,145	$511,230

DJ	Dow Jones

FTSE	Financial Times Stock Exchange

SGX	Singapore Exchange

SPI	Schedule Performance Index

At October 31, 2013 the fund had $1,199,000 segregated as collateral with the broker for open futures contract.

The accompanying notes are an integral part of these financial statements.

68

Statement of Assets and Liabilities

October 31, 2013

Nationwide International Index Fund
Assets:
Investments, at value *(cost $1,396,224,041)	$1,740,103,541
Repurchase agreements, at value and cost	43,367,832

Total Investments	1,783,471,373

Deposits with broker for futures contracts	1,199,000
Foreign currencies, at value (cost $11,940,215)	11,915,435
Dividends receivable	3,350,348
Security lending income receivable	29,914
Receivable for investments sold	1,156,788
Receivable for capital shares issued	50,018
Reclaims receivable	1,823,951
Prepaid expenses	38,005

Total Assets	1,803,034,832

Liabilities:
Payable for investments purchased	1,164,074
Payable for capital shares redeemed	513,573
Payable for variation margin on futures contracts	343
Payable upon return of securities loaned (Note 2)	43,367,832
Accrued expenses and other payables:
Investment advisory fees	353,958
Fund administration fees	45,345
Distribution fees	42,590
Administrative servicing fees	22,217
Accounting and transfer agent fees	13,078
Trustee fees	3,506
Custodian fees	8,068
Compliance program costs (Note 3)	1,198
Professional fees	39,517
Printing fees	6,688
Other	15,260

Total Liabilities	45,597,247

Net Assets	$1,757,437,585

Represented by:
Capital	$1,498,984,558
Accumulated undistributed net investment income	11,124,627
Accumulated net realized losses from investment, futures, and foreign currency transactions	(97,092,222)
Net unrealized appreciation/(depreciation) from investments	343,879,500
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	511,230
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	29,892

Net Assets	$1,757,437,585

*	Includes value of securities on loan of $40,947,352 (Note 2).

69

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide International Index Fund
Net Assets:
Class A Shares	$198,132,384
Class B Shares	77,438
Class C Shares	790,140
Class R2 Shares	743,297
Institutional Class Shares	1,557,694,326

Total	$1,757,437,585

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	23,554,279
Class B Shares	9,423
Class C Shares	98,638
Class R2 Shares	88,233
Institutional Class Shares	184,261,658

Total	208,012,231

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.41
Class B Shares (b)	$8.22
Class C Shares (c)	$8.01
Class R2 Shares	$8.42
Institutional Class Shares	$8.45
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.92

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

70

Statement of Operations

For the Year Ended October 31, 2013

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$52,872,378
Income from securities lending (Note 2)	1,254,020
Foreign tax withholding	(3,377,802)

Total Income	50,748,596

EXPENSES:
Investment advisory fees	3,956,110
Fund administration fees	501,062
Distribution fees Class A	470,080
Distribution fees Class B	1,052
Distribution fees Class C	5,142
Distribution fees Class R2	1,821
Administrative servicing fees Class A	236,526
Registration and filing fees	52,112
Professional fees	195,232
Printing fees	12,444
Trustee fees	57,212
Custodian fees	79,530
Accounting and transfer agent fees	122,292
Compliance program costs (Note 3)	6,043
Recoupment fees (Note 3)	186,529
Other	154,414

Total Expenses	6,037,601

NET INVESTMENT INCOME	44,710,995

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,582,261)
Net realized gains from futures transactions (Note 2)	3,867,473
Net realized losses from foreign currency transactions (Note 2)	(791,107)

Net realized gains from investment, futures, and foreign currency transactions	1,494,105

Net change in unrealized appreciation/(depreciation) from investments	337,175,862
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	484,346
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	133,822

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	337,794,030

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	339,288,135

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$383,999,130

The accompanying notes are an integral part of these financial statements.

71

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$44,710,995	$45,903,600
Net realized gains/(losses) from investment, futures, and foreign currency transactions	1,494,105	(71,217,112)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	337,794,030	115,243,965

Change in net assets resulting from operations	383,999,130	89,930,453

Distributions to Shareholders From:
Net investment income:
Class A	(5,392,926)	(7,161,592)
Class B	(2,846)	(2,702)
Class C	(12,164)	(9,967)
Class R2	(7,731)	(1,541)
Institutional Class	(46,362,010)	(34,378,990)
Net realized gains:
Class A	–	(51,198)
Class B	–	(20)
Class C	–	(79)
Class R2	–	–
Institutional Class	–	(155,069)

Change in net assets from shareholder distributions	(51,777,677)	(41,761,158)

Change in net assets from capital transactions	(67,318,444)	(114,129,049)

Change in net assets	264,903,009	(65,959,754)

Net Assets:
Beginning of year	1,492,534,576	1,558,494,330

End of year	$1,757,437,585	$1,492,534,576

Accumulated undistributed net investment income at end of year	$11,124,627	$18,431,001

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$34,648,365	$19,237,905
Dividends reinvested	5,256,856	7,129,084
Cost of shares redeemed	(53,204,946)	(228,591,121)

Total Class A Shares	(13,299,725)	(202,224,132)

Class B Shares
Proceeds from shares issued	7,438	5,389
Dividends reinvested	1,449	1,113
Cost of shares redeemed	(97,721)	(18,327)

Total Class B Shares	(88,834)	(11,825)

Class C Shares
Proceeds from shares issued	300,916	67,017
Dividends reinvested	7,898	6,955
Cost of shares redeemed	(30,053)	(263,795)

Total Class C Shares	278,761	(189,823)

72

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$668,741	$215,447
Dividends reinvested	7,731	1,541
Cost of shares redeemed	(172,128)	(61,884)

Total Class R2 Shares	504,344	155,104

Institutional Class Shares
Proceeds from shares issued	136,951,835	256,423,908
Dividends reinvested	46,362,010	34,533,397
Cost of shares redeemed	(238,026,835)	(202,815,678)

Total Institutional Class Shares	(54,712,990)	88,141,627

Change in net assets from capital transactions	$(67,318,444)	$(114,129,049)

SHARE TRANSACTIONS:
Class A Shares
Issued	4,545,421	2,965,559
Reinvested	714,682	1,166,662
Redeemed	(7,104,916)	(36,336,431)

Total Class A Shares	(1,844,813)	(32,204,210)

Class B Shares
Issued	1,041	882
Reinvested	203	186
Redeemed	(13,426)	(2,822)

Total Class B Shares	(12,182)	(1,754)

Class C Shares
Issued	40,211	10,917
Reinvested	1,119	1,193
Redeemed	(4,335)	(41,777)

Total Class C Shares	36,995	(29,667)

Class R2 Shares
Issued	85,269	33,051
Reinvested	1,033	241
Redeemed	(22,520)	(9,343)

Total Class R2 Shares	63,782	23,949

Institutional Class Shares
Issued	17,776,551	40,609,643
Reinvested	6,252,106	5,535,183
Redeemed	(30,471,304)	(29,805,841)

Total Institutional Class Shares	(6,442,647)	16,338,985

Total change in shares	(8,198,865)	(15,872,697)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

73

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$6.87	0.18	1.58	1.76	(0.22)	–	(0.22)	–	$8.41	26.05%		$198,132,384	0.70%	2.44%	0.70%	3.72%
Year Ended October 31, 2012 (d)	$6.69	0.18	0.16	0.34	(0.16)	–	(0.16)	–	$6.87	5.34%		$174,590,865	0.75%	2.70%	0.76%	26.78%
Year Ended October 31, 2011 (d)	$7.28	0.19	(0.62)	(0.43)	(0.16)	–	(0.16)	–	$6.69	(5.98%	)	$385,612,863	0.73%	2.61%	0.75%	7.03%
Year Ended October 31, 2010 (d)	$6.85	0.15	0.46	0.61	(0.18)	–	(0.18)	–	$7.28	9.13%		$392,041,229	0.74%	2.27%	0.78%	6.43%
Year Ended October 31, 2009 (d)	$6.33	0.15	1.19	1.34	(0.19)	(0.63)	(0.82)	–	$6.85	24.50%		$349,861,598	0.79%	2.52%	0.87%	11.22%

Class B Shares
Year Ended October 31, 2013 (d)	$6.72	0.12	1.55	1.67	(0.17)	–	(0.17)	–	$8.22	25.27%		$77,438	1.33%	1.65%	1.33%	3.72%
Year Ended October 31, 2012 (d)	$6.54	0.15	0.15	0.30	(0.12)	–	(0.12)	–	$6.72	4.83%		$145,127	1.34%	2.34%	1.35%	26.78%
Year Ended October 31, 2011 (d)	$7.11	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.54	(6.43%	)	$152,693	1.33%	2.09%	1.35%	7.03%
Year Ended October 31, 2010 (d)	$6.70	0.10	0.46	0.56	(0.15)	–	(0.15)	–	$7.11	8.55%		$205,827	1.35%	1.47%	1.39%	6.43%
Year Ended October 31, 2009 (d)	$6.22	0.11	1.16	1.27	(0.16)	(0.63)	(0.79)	–	$6.70	23.79%		$401,295	1.37%	1.93%	1.45%	11.22%

Class C Shares
Year Ended October 31, 2013 (d)	$6.56	0.12	1.51	1.63	(0.18)	–	(0.18)	–	$8.01	25.27%		$790,140	1.32%	1.69%	1.32%	3.72%
Year Ended October 31, 2012 (d)	$6.39	0.14	0.15	0.29	(0.12)	–	(0.12)	–	$6.56	4.76%		$404,593	1.34%	2.29%	1.35%	26.78%
Year Ended October 31, 2011 (d)	$6.96	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.39	(6.53%	)	$583,593	1.33%	2.07%	1.35%	7.03%
Year Ended October 31, 2010 (d)	$6.56	0.11	0.44	0.55	(0.15)	–	(0.15)	–	$6.96	8.55%		$668,667	1.35%	1.75%	1.39%	6.43%
Year Ended October 31, 2009 (d)	$6.10	0.10	1.15	1.25	(0.16)	(0.63)	(0.79)	–	$6.56	23.69%		$645,429	1.37%	1.83%	1.45%	11.22%

Class R2 Shares(e)
Year Ended October 31, 2013 (d)	$6.89	0.17	1.57	1.74	(0.21)	–	(0.21)	–	$8.42	25.71%		$743,297	0.82%	2.27%	0.82%	3.72%
Year Ended October 31, 2012 (d)	$6.68	0.17	0.18	0.35	(0.14)	–	(0.14)	–	$6.89	5.55%		$168,392	0.84%	2.65%	0.84%	26.78%
Year Ended October 31, 2011 (d)	$7.27	0.18	(0.62)	(0.44)	(0.15)	–	(0.15)	–	$6.68	(6.12%	)	$3,355	0.87%	2.47%	0.88%	7.03%
Year Ended October 31, 2010 (d)	$6.84	0.15	0.45	0.60	(0.17)	–	(0.17)	–	$7.27	9.06%		$6,181	0.85%	2.17%	0.89%	6.43%
Year Ended October 31, 2009 (d)	$6.33	0.15	1.17	1.32	(0.18)	(0.63)	(0.81)	–	$6.84	24.36%		$5,427	0.87%	2.63%	0.95%	11.22%

Institutional Class Shares
Year Ended October 31, 2013 (d)	$6.91	0.21	1.57	1.78	(0.24)	–	(0.24)	–	$8.45	26.37%		$1,557,694,326	0.32%	2.77%	0.32%	3.72%
Year Ended October 31, 2012 (d)	$6.72	0.22	0.16	0.38	(0.19)	–	(0.19)	–	$6.91	5.93%		$1,317,225,599	0.34%	3.28%	0.35%	26.78%
Year Ended October 31, 2011 (d)	$7.31	0.22	(0.62)	(0.40)	(0.19)	–	(0.19)	–	$6.72	(5.57%	)	$1,172,141,826	0.33%	3.03%	0.35%	7.03%
Year Ended October 31, 2010 (d)	$6.87	0.18	0.46	0.64	(0.20)	–	(0.20)	–	$7.31	9.58%		$1,191,716,853	0.34%	2.67%	0.38%	6.43%
Year Ended October 31, 2009 (d)	$6.35	0.18	1.19	1.37	(0.22)	(0.63)	(0.85)	–	$6.87	24.93%		$1,110,329,399	0.37%	3.02%	0.45%	11.22%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

74

Fund Commentary	Nationwide Mid Cap Market Index Fund

For the annual period ended October 31, 2013, the Nationwide Mid Cap Market Index Fund (Institutional Class) returned 33.23% versus 33.48% for its benchmark, the S&P MidCap 400® (S&P 400) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 367 funds as of October 31, 2013) was 32.86% for the same time period.

Mid-cap stocks performed well during the annual period, with the S&P MidCap 400® Index outperforming the broader S&P 500® by 6.05%. U.S. mid cap stocks advanced late in the reporting period as the tenor of the U.S. central bank served to orchestrate a calmer tone in financial markets while the outlook for the global economy improved.

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last-minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable U.S. government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability, and the region’s debt and banking problems were far from resolved.

U.S. stocks persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the U.S. Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that the central bank would continue to maintain its accommodative stance.

However, after peaking in late May, U.S. stock markets recoiled in response to comments from the U.S. Federal Reserve, which had hinted that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined during the remainder of the period due to concerns about the potential impact tighter monetary policy would have on financial markets and economic growth.

While rhetoric from the U.S. Federal Reserve about tapering (gradually reducing) its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) proved to be another source of investor anxiety. The U.S. recovery showed signs of weakening.

September was surprisingly positive for stocks as some key risks eased. For one, the Fed defied market expectations with its decision to maintain the existing pace of its asset purchase program. Additionally, many investors were relieved when the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. Elsewhere, the crisis in Syria abated enough that foreign military intervention seemed less likely to be warranted. These favorable developments resulted in U.S. stock market gains for the month even though prices declined in the final week, a time when investors turned their focus to political brinksmanship over U.S. fiscal policy negotiations, which ultimately led to a government shutdown at the close of the period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Edward Corallo and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies. High double-digit returns are unusual and cannot be sustained. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

75

Fund Overview	Nationwide Mid Cap Market Index Fund

Objective

The Fund seeks to match the performance of the S&P MidCap 400® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreements	7.7%
Mutual Fund	1.0%
Liabilities in excess of other assets††	(7.7)%
100.0%

Top Industries †††

Real Estate Investment Trusts (REITs)	8.5%
Machinery	4.9%
Insurance	4.6%
Commercial Banks	4.2%
Software	4.0%
Specialty Retail	3.9%
Information Technology Services	3.6%
Health Care Providers & Services	3.0%
Energy Equipment & Services	2.8%
Oil, Gas & Consumable Fuels	2.8%
Other Industries *	57.7%
100.0%

Top Holdings †††

Fidelity Institutional Money Market Fund—Institutional Class	0.9%
Alliance Data Systems Corp.	0.7%
Affiliated Managers Group, Inc.	0.6%
Tractor Supply Co.	0.6%
LKQ Corp.	0.6%
Henry Schein, Inc.	0.6%
Oceaneering International, Inc.	0.6%
HollyFrontier Corp.	0.6%
Cimarex Energy Co.	0.6%
Church & Dwight Co., Inc.	0.6%
Other Holdings *	93.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2012.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of October 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

76

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	32.63%	18.76%	9.64%
	w/SC2	24.99%	17.37%	9.00%
Class B	w/o SC1	32.05%	18.10%	9.00%
	w/SC3	27.05%	17.89%	9.00%
Class C	w/o SC1	31.93%	18.06%	8.98%
	w/SC4	30.93%	18.06%	8.98%
Class R2[5,6,7]		32.52%	18.62%	9.59%
Institutional Class[5]		33.23%	19.23%	10.08%

Expense Ratios

Expense Ratio*
Class A	0.71%
Class B	1.31%
Class C	1.31%
Class R2	0.96%
Institutional Class	0.31%

*Current effective prospectus dated March 1, 2013. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

77

Fund Performance (con’t.)	Nationwide Mid Cap Market Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Mid Cap Market Index Fund versus the S&P MidCap 400® (S&P 400®) Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

78

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Mid Cap Market Index Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,115.90	3.63	0.68
	Hypothetical	[a,b]	1,000.00	1,021.78	3.47	0.68
Class B Shares	Actual	[a]	1,000.00	1,113.90	6.82	1.28
	Hypothetical	[a,b]	1,000.00	1,018.75	6.51	1.28
Class C Shares	Actual	[a]	1,000.00	1,113.30	6.82	1.28
	Hypothetical	[a,b]	1,000.00	1,018.75	6.51	1.28
Class R2 Shares	Actual	[a]	1,000.00	1,116.00	4.16	0.78
	Hypothetical	[a,b]	1,000.00	1,021.27	3.97	0.78
Institutional Class Shares	Actual	[a]	1,000.00	1,118.70	1.50	0.28
	Hypothetical	[a,b]	1,000.00	1,023.79	1.43	0.28

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

79

Statement of Investments

October 31, 2013

Nationwide Mid Cap Market Index Fund

Common Stocks 99.0%

	Shares	Market Value

Aerospace & Defense 1.6%
Alliant Techsystems, Inc.	26,263	$2,859,253
B/E Aerospace, Inc.*	80,715	6,550,829
Esterline Technologies Corp.*	25,734	2,062,837
Exelis, Inc.	154,434	2,546,617
Huntington Ingalls Industries, Inc.	40,821	2,920,742
Triumph Group, Inc.	42,647	3,055,658

		19,995,936

Air Freight & Logistics 0.1%
UTi Worldwide, Inc.	74,677	1,135,090

Airlines 0.4%
Alaska Air Group, Inc.	57,238	4,044,437
JetBlue Airways Corp.* (a)	178,136	1,262,984

		5,307,421

Auto Components 0.3%
Gentex Corp.	118,290	3,482,458

Automobiles 0.2%
Thor Industries, Inc.	36,553	2,120,440

Biotechnology 0.5%
Cubist Pharmaceuticals, Inc.*	54,149	3,357,238
United Therapeutics Corp.*	37,662	3,333,840

		6,691,078

Building Products 0.7%
Fortune Brands Home & Security, Inc.	136,077	5,862,197
Lennox International, Inc.	37,667	2,940,286

		8,802,483

Capital Markets 2.6%
Affiliated Managers Group, Inc.*	43,319	8,552,903
Apollo Investment Corp.	184,399	1,572,924
Eaton Vance Corp.	99,477	4,159,133
Federated Investors, Inc., Class B (a)	77,242	2,094,803
Greenhill & Co., Inc.	21,412	1,098,436
Janus Capital Group, Inc.	122,665	1,210,704
Raymond James Financial, Inc.	100,888	4,605,537
SEI Investments Co.	118,734	3,940,781
Waddell & Reed Financial, Inc., Class A	70,265	4,338,864

		31,574,085

Chemicals 2.8%
Albemarle Corp.	66,712	4,415,667
Ashland, Inc.	58,950	5,455,822
Cabot Corp.	48,715	2,270,606
Cytec Industries, Inc.	29,924	2,486,385
Intrepid Potash, Inc. (a)	45,674	678,259
Minerals Technologies, Inc.	28,447	1,610,954
NewMarket Corp. (a)	9,388	2,923,048
Olin Corp. (a)	65,806	1,481,293
RPM International, Inc.	108,925	4,217,576

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Scotts Miracle-Gro Co. (The), Class A	36,038	$2,116,151
Sensient Technologies Corp.	41,051	2,139,989
Valspar Corp. (The)	66,033	4,620,329

		34,416,079

Commercial Banks 4.5%
Associated Banc-Corp.	136,109	2,213,132
BancorpSouth, Inc.	68,745	1,519,265
Bank of Hawaii Corp.	36,578	2,120,792
Cathay General Bancorp	60,207	1,482,898
City National Corp.	38,788	2,797,003
Commerce Bancshares, Inc.	63,218	2,908,660
Cullen/Frost Bankers, Inc.	42,942	3,039,864
East West Bancorp, Inc.	112,905	3,803,770
First Horizon National Corp.	197,293	2,101,171
First Niagara Financial Group, Inc.	290,265	3,201,623
FirstMerit Corp.	135,335	3,039,624
Fulton Financial Corp.	158,986	1,941,219
Hancock Holding Co.	67,264	2,204,914
International Bancshares Corp.	46,896	1,071,574
Prosperity Bancshares, Inc.	46,018	2,873,824
Signature Bank*	38,750	3,945,525
SVB Financial Group*	37,349	3,577,287
Synovus Financial Corp.	802,252	2,607,319
TCF Financial Corp.	134,934	2,048,298
Trustmark Corp.	55,129	1,497,304
Valley National Bancorp (a)	163,633	1,595,422
Webster Financial Corp.	74,052	2,065,310
Westamerica Bancorporation (a)	21,980	1,131,530

		54,787,328

Commercial Services & Supplies 1.8%
Brink’s Co. (The)	39,592	1,243,189
Clean Harbors, Inc.*	45,226	2,792,705
Copart, Inc.*	91,545	2,950,495
Deluxe Corp.	41,341	1,946,748
Herman Miller, Inc.	48,161	1,461,205
HNI Corp.	37,252	1,447,240
Mine Safety Appliances Co.	25,928	1,248,692
Rollins, Inc.	52,668	1,455,744
RR Donnelley & Sons Co. (a)	149,012	2,767,153
Waste Connections, Inc.	101,231	4,326,613

		21,639,784

Communications Equipment 0.8%
ADTRAN, Inc.	47,705	1,120,113
Ciena Corp.* (a)	84,595	1,968,526
InterDigital, Inc.	33,801	1,309,789
Plantronics, Inc.	35,980	1,544,981
Polycom, Inc.* (a)	116,550	1,212,120
Riverbed Technology, Inc.*	134,726	1,996,639

		9,152,168

80

Statement of Investments (Continued)

October 31, 2013

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Computers & Peripherals 1.1%
3D Systems Corp.* (a)	77,472	$4,821,857
Diebold, Inc.	52,394	1,569,724
Lexmark International, Inc., Class A	51,352	1,825,564
NCR Corp.*	136,076	4,973,578

		13,190,723

Construction & Engineering 0.9%
AECOM Technology Corp.*	82,601	2,625,060
Granite Construction, Inc.	29,582	956,978
KBR, Inc.	121,332	4,190,807
URS Corp.	61,401	3,329,162

		11,102,007

Construction Materials 0.6%
Eagle Materials, Inc.	40,646	3,048,856
Martin Marietta Materials, Inc.	37,911	3,718,690

		6,767,546

Containers & Packaging 1.7%
AptarGroup, Inc.	54,348	3,486,968
Greif, Inc., Class A	24,991	1,336,769
Packaging Corp. of America	80,580	5,018,522
Rock Tenn Co., Class A	58,989	6,312,413
Silgan Holdings, Inc.	35,847	1,615,624
Sonoco Products Co.	82,336	3,346,135

		21,116,431

Distributors 0.7%
LKQ Corp.*	245,987	8,124,951

Diversified Consumer Services 0.9%
Apollo Group, Inc., Class A*	81,461	2,174,194
DeVry, Inc.	46,510	1,669,709
Matthews International Corp., Class A	22,535	914,921
Regis Corp.	35,729	518,070
Service Corp. International	173,786	3,129,886
Sotheby’s	56,040	2,908,476

		11,315,256

Diversified Financial Services 0.6%
CBOE Holdings, Inc.	71,909	3,487,587
MSCI, Inc.*	99,173	4,043,283

		7,530,870

Diversified Telecommunication Services 0.3%
tw telecom, inc.*	119,362	3,762,290

Electric Utilities 2.0%
Cleco Corp.	49,580	2,297,537
Great Plains Energy, Inc.	126,098	2,955,737
Hawaiian Electric Industries, Inc. (a)	81,310	2,160,407
IDACORP, Inc.	41,205	2,126,178
NV Energy, Inc.	193,126	4,584,811
OGE Energy Corp.	162,592	5,999,645

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
PNM Resources, Inc.	65,363	$1,563,483
Westar Energy, Inc. (a)	104,152	3,292,245

		24,980,043

Electrical Equipment 1.0%
Acuity Brands, Inc.	35,118	3,529,710
General Cable Corp.	40,838	1,344,795
Hubbell, Inc., Class B	44,247	4,758,322
Regal-Beloit Corp.	36,953	2,709,764

		12,342,591

Electronic Equipment, Instruments & Components 2.0%
Arrow Electronics, Inc.*	82,092	3,942,058
Avnet, Inc.	112,435	4,463,669
Ingram Micro, Inc., Class A*	125,259	2,902,251
Itron, Inc.*	32,123	1,370,688
National Instruments Corp.	79,832	2,319,120
Tech Data Corp.*	30,983	1,612,975
Trimble Navigation Ltd.*	210,434	6,012,099
Vishay Intertechnology, Inc.*	108,417	1,330,277

		23,953,137

Energy Equipment & Services 3.1%
Atwood Oceanics, Inc.*	47,208	2,508,161
CARBO Ceramics, Inc. (a)	16,285	2,041,162
Dresser-Rand Group, Inc.*	62,523	3,799,523
Dril-Quip, Inc.*	33,276	3,907,268
Helix Energy Solutions Group, Inc.*	80,667	1,908,581
Oceaneering International, Inc.	88,683	7,616,096
Oil States International, Inc.*	45,214	4,911,597
Patterson-UTI Energy, Inc.	120,831	2,931,360
Superior Energy Services, Inc.*	130,823	3,509,981
Tidewater, Inc.	40,585	2,444,029
Unit Corp.*	35,855	1,843,305

		37,421,063

Food & Staples Retailing 0.5%
Harris Teeter Supermarkets, Inc.	40,566	2,000,715
SUPERVALU, Inc.* (a)	160,955	1,131,514
United Natural Foods, Inc.*	40,440	2,889,438

		6,021,667

Food Products 2.1%
Dean Foods Co.*	77,089	1,503,235
Flowers Foods, Inc.	143,484	3,635,885
Green Mountain Coffee Roasters, Inc.* (a)	107,484	6,751,070
Hillshire Brands Co.	100,913	3,312,974
Ingredion, Inc.	63,567	4,180,166
Lancaster Colony Corp.	15,923	1,321,450
Post Holdings, Inc.*	26,833	1,152,477
Tootsie Roll Industries, Inc. (a)	16,601	531,232
WhiteWave Foods Co., Class A*	141,937	2,840,159

		25,228,648

81

Statement of Investments (Continued)

October 31, 2013

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Gas Utilities 1.4%
Atmos Energy Corp.	74,322	$3,290,235
National Fuel Gas Co.	68,549	4,904,681
Questar Corp.	143,569	3,396,843
UGI Corp.	93,547	3,870,039
WGL Holdings, Inc.	42,447	1,910,539

		17,372,337

Health Care Equipment & Supplies 2.6%
Cooper Cos., Inc. (The)	40,124	5,184,422
Hill-Rom Holdings, Inc.	48,074	1,984,975
Hologic, Inc.*	221,704	4,963,953
IDEXX Laboratories, Inc.* (a)	43,055	4,643,912
Masimo Corp.	42,187	1,080,831
ResMed, Inc. (a)	116,439	6,024,554
STERIS Corp.	48,463	2,190,043
Teleflex, Inc.	33,725	3,108,770
Thoratec Corp.*	47,194	2,038,309

		31,219,769

Health Care Providers & Services 3.2%
Community Health Systems, Inc.	77,730	3,391,360
Health Management Associates, Inc., Class A*	213,385	2,735,596
Health Net, Inc.*	65,121	1,979,678
Henry Schein, Inc.*	70,891	7,970,275
LifePoint Hospitals, Inc.*	38,997	2,013,805
MEDNAX, Inc.*	41,505	4,524,875
Omnicare, Inc.	84,781	4,675,672
Owens & Minor, Inc. (a)	51,922	1,942,921
Universal Health Services, Inc., Class B	73,249	5,900,940
VCA Antech, Inc.*	72,687	2,067,945
WellCare Health Plans, Inc.*	35,716	2,381,543

		39,584,610

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	129,858	1,795,936
HMS Holdings Corp.*	72,037	1,522,142

		3,318,078

Hotels, Restaurants & Leisure 1.6%
Bally Technologies, Inc.*	31,894	2,332,727
Bob Evans Farms, Inc.	22,351	1,276,019
Brinker International, Inc.	54,315	2,412,672
Cheesecake Factory, Inc. (The)	40,692	1,922,697
Domino’s Pizza, Inc.	45,633	3,060,149
International Speedway Corp., Class A	22,925	749,877
Life Time Fitness, Inc.*	32,356	1,469,610
Panera Bread Co., Class A*	22,975	3,628,212
Scientific Games Corp., Class A*	39,741	726,465
Wendy’s Co. (The) (a)	232,284	2,018,548

		19,596,976

Common Stocks (continued)

	Shares	Market Value

Household Durables 2.2%
Jarden Corp.*	96,919	$5,365,436
KB Home (a)	68,098	1,155,623
M.D.C. Holdings, Inc.	32,103	937,087
Mohawk Industries, Inc.*	49,929	6,611,598
NVR, Inc.*	3,493	3,204,199
Tempur Sealy International, Inc.* (a)	49,581	1,901,431
Toll Brothers, Inc.*	124,613	4,097,275
Tupperware Brands Corp.	42,373	3,798,740

		27,071,389

Household Products 1.0%
Church & Dwight Co., Inc.	113,576	7,399,477
Energizer Holdings, Inc.	51,048	5,008,319

		12,407,796

Industrial Conglomerates 0.3%
Carlisle Cos., Inc.	52,309	3,801,818

Information Technology Services 3.9%
Acxiom Corp.*	60,763	2,019,155
Alliance Data Systems Corp.* (a)	39,951	9,470,784
Broadridge Financial Solutions, Inc.	97,566	3,430,421
Convergys Corp.	85,030	1,678,492
CoreLogic, Inc.*	78,420	2,609,033
DST Systems, Inc.	24,709	2,094,582
Gartner, Inc.*	76,372	4,502,129
Global Payments, Inc.	61,931	3,683,656
Jack Henry & Associates, Inc.	69,910	3,817,785
Leidos Holdings, Inc.	59,711	2,811,791
Lender Processing Services, Inc.	69,967	2,415,261
ManTech International Corp., Class A (a)	19,558	546,451
NeuStar, Inc., Class A*	52,069	2,391,008
Science Applications International Corp.	34,120	1,202,730
VeriFone Systems, Inc.*	89,600	2,030,336
WEX, Inc.*	31,860	2,974,131

		47,677,745

Insurance 4.9%
Alleghany Corp.*	13,793	5,591,958
American Financial Group, Inc.	58,322	3,281,196
Arthur J. Gallagher & Co.	104,684	4,967,256
Aspen Insurance Holdings Ltd.	55,381	2,160,413
Brown & Brown, Inc.	97,424	3,110,748
Everest Re Group Ltd.	39,844	6,125,617
Fidelity National Financial, Inc., Class A (a)	200,440	5,642,386
First American Financial Corp.	87,762	2,269,525
Hanover Insurance Group, Inc. (The)	35,930	2,103,342
HCC Insurance Holdings, Inc.	82,071	3,746,541
Kemper Corp.	42,906	1,588,380
Mercury General Corp.	28,430	1,323,701
Old Republic International Corp.	198,122	3,326,468
Primerica, Inc.	44,862	1,926,823
Protective Life Corp.	64,364	2,965,893
Reinsurance Group of America, Inc.	58,165	4,140,185

82

Statement of Investments (Continued)

October 31, 2013

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
StanCorp Financial Group, Inc.	36,428	$2,145,609
W.R. Berkley Corp.	89,863	3,945,884

		60,361,925

Internet & Catalog Retail 0.1%
HSN, Inc.	27,475	1,439,690

Internet Software & Services 1.2%
AOL, Inc.*	62,971	2,282,069
Equinix, Inc.*	40,454	6,532,512
Rackspace Hosting, Inc.* (a)	93,394	4,784,575
ValueClick, Inc.* (a)	57,229	1,099,369

		14,698,525

Leisure Equipment & Products 0.6%
Polaris Industries, Inc.	52,489	6,873,435

Life Sciences Tools & Services 1.4%
Bio-Rad Laboratories, Inc., Class A*	16,434	$2,029,928
Charles River Laboratories International, Inc.*	40,245	1,980,456
Covance, Inc.*	45,829	4,090,697
Mettler-Toledo International, Inc.*	24,546	6,074,153
Techne Corp.	27,172	2,374,561

		16,549,795

Machinery 5.3%
AGCO Corp.	74,182	4,330,745
CLARCOR, Inc.	40,923	2,393,177
Crane Co.	40,008	2,540,508
Donaldson Co., Inc.	110,834	4,390,135
Graco, Inc.	50,311	3,887,028
Harsco Corp.	66,178	1,845,043
IDEX Corp.	67,028	4,634,986
ITT Corp.	74,051	2,942,046
Kennametal, Inc.	63,834	2,936,364
Lincoln Electric Holdings, Inc.	67,389	4,666,014
Nordson Corp.	49,496	3,568,167
Oshkosh Corp.*	71,317	3,393,976
SPX Corp.	37,144	3,369,332
Terex Corp.*	91,263	3,189,642
Timken Co.	65,426	3,455,147
Trinity Industries, Inc. (a)	64,457	3,263,458
Valmont Industries, Inc.	21,952	3,084,256
Wabtec Corp.	78,919	5,144,730
Woodward, Inc.	49,669	1,991,230

		65,025,984

Marine 0.4%
Kirby Corp.*	46,540	4,118,325
Matson, Inc.	35,082	950,371

		5,068,696

Common Stocks (continued)

	Shares	Market Value

Media 1.4%
AMC Networks, Inc., Class A*	48,594	$3,405,953
Cinemark Holdings, Inc.	85,132	2,793,181
DreamWorks Animation SKG, Inc., Class A*	58,420	2,000,301
John Wiley & Sons, Inc., Class A	38,003	1,911,171
Lamar Advertising Co., Class A*	53,473	2,444,251
Meredith Corp.	30,365	1,557,724
New York Times Co. (The), Class A (a)	103,050	1,425,182
Scholastic Corp.	21,144	606,621
Valassis Communications, Inc. (a)	30,955	846,929

		16,991,313

Metals & Mining 1.5%
Carpenter Technology Corp.	43,366	2,572,905
Commercial Metals Co.	95,982	1,762,229
Compass Minerals International, Inc.	27,441	2,043,531
Reliance Steel & Aluminum Co.	63,118	4,625,918
Royal Gold, Inc.	53,339	2,562,406
Steel Dynamics, Inc.	181,042	3,253,325
Worthington Industries, Inc.	43,363	1,757,936

		18,578,250

Multiline Retail 0.3%
Big Lots, Inc.*	47,818	$1,738,662
Saks, Inc.*	83,808	1,340,090

		3,078,752

Multi-Utilities 1.1%
Alliant Energy Corp.	90,951	4,749,461
Black Hills Corp.	36,521	1,852,345
MDU Resources Group, Inc.	154,806	4,610,123
Vectren Corp.	67,514	2,357,589

		13,569,518

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	41,647	2,011,967

Oil, Gas & Consumable Fuels 3.0%
Alpha Natural Resources, Inc.*	181,818	1,272,726
Arch Coal, Inc. (a)	174,345	739,223
Bill Barrett Corp.* (a)	40,050	1,108,184
Cimarex Energy Co.	70,904	7,469,736
Energen Corp.	59,210	4,637,327
Gulfport Energy Corp.*	63,405	3,721,239
HollyFrontier Corp.	163,766	7,543,062
Rosetta Resources, Inc.*	50,118	3,004,073
SM Energy Co.	54,870	4,862,031
World Fuel Services Corp.	59,687	2,277,059

		36,634,660

Paper & Forest Products 0.3%
Domtar Corp.	26,748	2,265,823
Louisiana-Pacific Corp.*	115,090	1,957,681

		4,223,504

83

Statement of Investments (Continued)

October 31, 2013

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 0.8%
Endo Health Solutions, Inc.*	93,628	$4,094,352
Mallinckrodt PLC*	47,278	1,986,149
Salix Pharmaceuticals Ltd.*	50,568	3,628,254

		9,708,755

Professional Services 1.2%
Corporate Executive Board Co. (The)	27,555	2,008,759
FTI Consulting, Inc.*	33,452	1,357,482
Manpowergroup, Inc.	64,179	5,012,380
Towers Watson & Co., Class A	52,759	6,057,261

		14,435,882

Real Estate Investment Trusts (REITs) 9.2%
Alexandria Real Estate Equities, Inc.	58,570	3,852,735
American Campus Communities, Inc.	85,917	2,969,292
BioMed Realty Trust, Inc.	157,542	3,138,237
BRE Properties, Inc.	63,271	3,455,229
Camden Property Trust	69,896	4,487,323
Corporate Office Properties Trust	71,669	1,763,057
Corrections Corp. of America	94,868	3,510,116
Duke Realty Corp.	266,471	4,415,424
Equity One, Inc.	51,928	1,251,984
Essex Property Trust, Inc.	31,178	5,019,658
Extra Space Storage, Inc.	86,972	3,999,842
Federal Realty Investment Trust	53,852	5,579,067
Highwoods Properties, Inc.	73,678	2,843,971
Home Properties, Inc.	46,632	2,812,376
Hospitality Properties Trust	114,511	3,364,333
Kilroy Realty Corp.	66,587	3,539,765
Liberty Property Trust	117,129	4,356,027
Mack-Cali Realty Corp.	72,215	1,484,740
Mid-America Apartment Communities, Inc.	61,039	4,052,990
National Retail Properties, Inc.	99,372	3,418,397
Omega Healthcare Investors, Inc.	96,068	3,193,300
Potlatch Corp.	33,262	1,358,087
Rayonier, Inc.	103,382	4,861,022
Realty Income Corp.	160,741	6,694,863
Regency Centers Corp.	75,667	3,908,957
Senior Housing Properties Trust	154,210	3,799,734
SL Green Realty Corp.	75,315	7,122,540
Taubman Centers, Inc.	52,340	3,443,449
UDR, Inc.	205,548	5,099,646
Weingarten Realty Investors	91,990	2,918,843

		111,715,004

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.*	35,361	1,308,357
Jones Lang LaSalle, Inc.	36,433	3,468,422

		4,776,779

Road & Rail 1.1%
Con-way, Inc.	46,343	1,909,332
Genesee & Wyoming, Inc., Class A*	35,007	3,495,099

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
J.B. Hunt Transport Services, Inc.	74,850	$5,615,995
Landstar System, Inc.	37,447	2,070,445
Werner Enterprises, Inc.	37,628	871,464

		13,962,335

Semiconductors & Semiconductor Equipment 2.2%
Advanced Micro Devices, Inc.* (a)	502,027	1,676,770
Atmel Corp.*	350,626	2,552,557
Cree, Inc.*	98,451	5,980,898
Cypress Semiconductor Corp.* (a)	112,702	1,045,875
Fairchild Semiconductor International, Inc.*	104,710	1,326,676
Integrated Device Technology, Inc.*	111,759	1,189,116
International Rectifier Corp.*	58,083	1,512,481
Intersil Corp., Class A	104,498	1,166,198
RF Micro Devices, Inc.*	230,888	1,212,162
Semtech Corp.*	55,828	1,736,809
Silicon Laboratories, Inc.*	32,250	1,297,095
Skyworks Solutions, Inc.*	153,836	3,965,892
SunEdison, Inc.*	197,483	1,836,592

		26,499,121

Software 4.3%
ACI Worldwide, Inc.*	32,442	1,788,203
Advent Software, Inc.	33,894	1,137,144
ANSYS, Inc.*	75,768	6,625,912
Cadence Design Systems, Inc.*	232,812	3,019,572
CommVault Systems, Inc.*	36,019	2,812,363
Compuware Corp.	176,075	1,880,481
Concur Technologies, Inc.*	38,583	4,035,782
FactSet Research Systems, Inc. (a)	33,057	3,601,230
Fair Isaac Corp.	28,844	1,652,184
Informatica Corp.*	88,744	3,425,518
Mentor Graphics Corp.	78,990	1,744,099
MICROS Systems, Inc.* (a)	62,776	3,405,598
PTC, Inc.*	98,036	2,717,558
Rovi Corp.*	83,272	1,395,639
SolarWinds, Inc.*	53,814	1,947,529
Solera Holdings, Inc.	56,419	3,171,876
Synopsys, Inc.*	126,579	4,613,804
TIBCO Software, Inc.*	125,175	3,074,298

		52,048,790

Specialty Retail 4.2%
Aaron’s, Inc.	62,339	1,768,557
Advance Auto Parts, Inc.	59,709	5,921,939
Aeropostale, Inc.* (a)	64,516	599,354
American Eagle Outfitters, Inc.	138,974	2,152,707
Ann, Inc.*	37,557	1,328,016
Ascena Retail Group, Inc.*	104,470	2,067,461
Cabela’s, Inc.* (a)	38,196	2,265,787
Chico’s FAS, Inc.	131,898	2,262,051
CST Brands, Inc.	49,624	1,599,878
Dick’s Sporting Goods, Inc.	83,345	4,434,787

84

Statement of Investments (Continued)

October 31, 2013

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Foot Locker, Inc.	121,741	$4,224,413
Guess?, Inc.	48,694	1,521,687
Murphy USA, Inc.*	36,375	1,476,097
Office Depot, Inc.* (a)	196,412	1,097,943
Rent-A-Center, Inc.	43,801	1,499,746
Signet Jewelers Ltd.	66,016	4,928,755
Tractor Supply Co.	114,436	8,165,009
Williams-Sonoma, Inc.	72,967	3,826,389

		51,140,576

Textiles, Apparel & Luxury Goods 1.3%
Carter’s, Inc.	48,567	3,358,408
Deckers Outdoor Corp.*	28,298	1,947,751
Hanesbrands, Inc.	81,157	5,528,415
Under Armour, Inc., Class A* (a)	65,719	5,333,097

		16,167,671

Thrifts & Mortgage Finance 0.7%
Astoria Financial Corp.	68,704	907,580
New York Community Bancorp, Inc. (a)	361,392	5,858,164
Washington Federal, Inc.	84,909	1,934,227

		8,699,971

Tobacco 0.1%
Universal Corp. (a)	19,004	1,007,782

Trading Companies & Distributors 1.0%
GATX Corp.	37,872	1,952,302
MSC Industrial Direct Co., Inc., Class A	39,502	3,016,768
United Rentals, Inc.*	76,476	4,939,585
Watsco, Inc.	22,064	2,102,478

		12,011,133

Water Utilities 0.3%
Aqua America, Inc. (a)	144,682	3,643,093

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	80,748	2,517,723

Total Common Stocks (cost $849,983,388)		1,207,452,720

Mutual Fund 1.0%

	Shares	Market Value

Money Market Fund 1.0%
Fidelity Institutional Money Market Fund – Institutional Class, 0.08% (b)	12,106,056	$12,106,056

Total Mutual Fund (cost $12,106,056)		12,106,056

Repurchase Agreements 7.7%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.09%, dated 10/31/13, due 11/01/13, repurchase price $35,000,088, collateralized by U.S. Government Agency and Treasury Securities ranging from 0.00% - 5.13%, maturing 11/15/13 - 05/04/37; total market value $35,700,004. (c)	$35,000,000	35,000,000
Goldman Sachs & Co., 0.10%, dated 10/31/13, due 11/01/13, repurchase price $9,342,837, collateralized by U.S. Government Agency Securities ranging from 2.50% - 7.50%, maturing 06/15/23 - 10/20/43; total market value $9,529,668. (c)	9,342,812	9,342,812
Goldman Sachs & Co., 0.05%, dated 10/30/13, due 11/06/13, repurchase price $50,000,417, collateralized by U.S. Government Treasury Securities ranging from 0.25% - 8.13%, maturing 01/31/15 - 02/15/26; total market value $51,000,020. (c)	50,000,000	50,000,000

Total Repurchase Agreements (cost $94,342,812)		94,342,812

Total Investments (cost $956,432,256) (d) — 107.7%		1,313,901,588

Liabilities in excess of other assets — (7.7%)		(93,793,279)

NET ASSETS — 100.0%		$1,220,108,309

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2013. The total value of securities on loan at October 31, 2013 was $92,755,304.

85

Statement of Investments (Continued)

October 31, 2013

Nationwide Mid Cap Market Index Fund (Continued)

(b)	Represents 7-day effective yield as of October 31, 2013.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2013 was $94,342,812.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
102	S&P MID 400 E-Mini	12/20/13	$13,121,280	$144,556

At October 31, 2013, the Fund had $568,600 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

86

Statement of Assets and Liabilities

October 31, 2013

Nationwide Mid Cap Market Index Fund
Assets:
Investments, at value *(cost $862,089,444)	$1,219,558,776
Repurchase agreements, at value and cost	94,342,812

Total Investments	1,313,901,588

Deposits with broker for futures contracts	568,600
Dividends receivable	492,612
Security lending income receivable	49,139
Receivable for investments sold	233,493
Receivable for capital shares issued	393,099
Prepaid expenses	22,382

Total Assets	1,315,660,913

Liabilities:
Payable for capital shares redeemed	732,679
Payable for variation margin on futures contracts	43,861
Payable upon return of securities loaned (Note 2)	94,342,812
Accrued expenses and other payables:
Investment advisory fees	208,512
Fund administration fees	33,486
Distribution fees	71,833
Administrative servicing fees	56,150
Accounting and transfer agent fees	22,030
Trustee fees	3,510
Custodian fees	3,554
Compliance program costs (Note 3)	878
Professional fees	26,031
Printing fees	4,429
Other	2,839

Total Liabilities	95,552,604

Net Assets	$1,220,108,309

Represented by:
Capital	$824,422,119
Accumulated undistributed net investment income	3,736,691
Accumulated net realized gains from investment and futures transactions	34,335,611
Net unrealized appreciation/(depreciation) from investments	357,469,332
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	144,556

Net Assets	$1,220,108,309

Net Assets:
Class A Shares	$310,901,128
Class B Shares	136,288
Class C Shares	3,870,760
Class R2 Shares	13,406,939
Institutional Class Shares	891,793,194

Total	$1,220,108,309

*	Includes value of securities on loan of $92,755,304 (Note 2).

87

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Mid Cap Market Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,729,153
Class B Shares	7,561
Class C Shares	217,102
Class R2 Shares	726,746
Institutional Class Shares	47,493,389

Total	65,173,951

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$18.58
Class B Shares (a)	$18.03
Class C Shares (b)	$17.83
Class R2 Shares (c)	$18.45
Institutional Class Shares	$18.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.71

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

88

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$16,523,118
Income from securities lending (Note 2)	474,626

Total Income	16,997,744

EXPENSES:
Investment advisory fees	2,224,182
Fund administration fees	356,861
Distribution fees Class A	680,659
Distribution fees Class B	1,266
Distribution fees Class C	26,213
Distribution fees Class R2	16,985
Administrative servicing fees Class A	387,130
Administrative servicing fees Class R2	161
Registration and filing fees	55,236
Professional fees	60,097
Printing fees	13,941
Trustee fees	39,191
Custodian fees	39,832
Accounting and transfer agent fees	144,412
Compliance program costs (Note 3)	4,066
Recoupment fees (Note 3)	106,522
Other	98,371

Total expenses before earnings credit	4,255,125

Earnings credit (Note 6)	(650)

Net Expenses	4,254,475

NET INVESTMENT INCOME	12,743,269

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	46,000,979
Net realized gains from futures transactions (Note 2)	5,621,009

Net realized gains from investment and futures transactions	51,621,988

Net change in unrealized appreciation/(depreciation) from investments	243,773,619
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	379,972

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	244,153,591

Net realized/unrealized gains from investments and futures transactions	295,775,579

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$308,518,848

The accompanying notes are an integral part of these financial statements.

89

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$12,743,269	$9,696,628
Net realized gains from investment and futures transactions	51,621,988	34,086,848
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	244,153,591	60,780,528

Change in net assets resulting from operations	308,518,848	104,564,004

Distributions to Shareholders From:
Net investment income:
Class A	(2,471,889)	(598,061)
Class B	(639)	–
Class C	(10,125)	–
Class R2	(18,357)	(929)
Institutional Class	(10,589,942)	(5,811,607)
Net realized gains:
Class A	(9,506,065)	(17,059,312)
Class B	(4,754)	(16,083)
Class C	(67,723)	(122,729)
Class R2	(46,726)	(389)
Institutional Class	(29,626,656)	(49,275,931)

Change in net assets from shareholder distributions	(52,342,876)	(72,885,041)

Change in net assets from capital transactions	6,378,678	22,046,956

Change in net assets	262,554,650	53,725,919

Net Assets:
Beginning of year	957,553,659	903,827,740

End of year	$1,220,108,309	$957,553,659

Accumulated undistributed net investment income at end of year	$3,736,691	$4,109,185

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$62,368,957	$34,263,090
Dividends reinvested	11,225,918	16,742,444
Cost of shares redeemed	(59,073,747)	(56,956,860)

Total Class A Shares	14,521,128	(5,951,326)

Class B Shares
Proceeds from shares issued	11,368	40,658
Dividends reinvested	5,159	12,265
Cost of shares redeemed	(45,575)	(143,705)

Total Class B Shares	(29,048)	(90,782)

Class C Shares
Proceeds from shares issued	1,985,165	287,929
Dividends reinvested	61,612	98,056
Cost of shares redeemed	(310,900)	(534,277)

Total Class C Shares	1,735,877	(148,292)

90

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$13,188,744	$923,929
Dividends reinvested	4,868	402
Cost of shares redeemed	(1,427,267)	(100,153)

Total Class R2 Shares	11,766,345	824,178

Institutional Class Shares
Proceeds from shares issued	85,084,918	86,867,351
Dividends reinvested	40,216,565	55,087,538
Cost of shares redeemed	(146,917,107)	(114,541,711)

Total Institutional Class Shares	(21,615,624)	27,413,178

Change in net assets from capital transactions	$6,378,678	$22,046,956

SHARE TRANSACTIONS:
Class A Shares
Issued	3,764,986	2,409,264
Reinvested	757,525	1,326,754
Redeemed	(3,595,950)	(3,974,884)

Total Class A Shares	926,561	(238,866)

Class B Shares
Issued	725	3,161
Reinvested	361	1,000
Redeemed	(3,007)	(10,235)

Total Class B Shares	(1,921)	(6,074)

Class C Shares
Issued	124,580	21,047
Reinvested	4,356	8,062
Redeemed	(19,687)	(38,710)

Total Class C Shares	109,249	(9,601)

Class R2 Shares
Issued	754,369	64,477
Reinvested	319	32
Redeemed	(85,890)	(6,825)

Total Class R2 Shares	668,798	57,684

Institutional Class Shares
Issued	5,043,778	6,133,151
Reinvested	2,668,801	4,306,741
Redeemed	(8,750,985)	(7,982,958)

Total Institutional Class Shares	(1,038,406)	2,456,934

Total change in shares	664,281	2,260,077

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

91

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$14.74	0.15	4.46	4.61	(0.16)	(0.61)	(0.77)	–	$18.58	32.63%	$310,901,128	0.68%	0.88%		0.68%	11.97%
Year Ended October 31, 2012 (d)	$14.40	0.11	1.34	1.45	(0.04)	(1.07)	(1.11)	–	$14.74	11.38%	$232,877,271	0.70%	0.75%		0.70%	17.46%
Year Ended October 31, 2011 (d)	$13.64	0.08	0.95	1.03	(0.13)	(0.14)	(0.27)	–	$14.40	7.51%	$231,028,775	0.68%	0.55%		0.70%	23.58%
Year Ended October 31, 2010 (d)	$10.83	0.10	2.80	2.90	(0.09)	–	(0.09)	–	$13.64	26.88%	$197,128,439	0.67%	0.79%		0.71%	15.52%
Year Ended October 31, 2009 (d)	$9.88	0.09	1.45	1.54	(0.08)	(0.51)	(0.59)	–	$10.83	17.23%	$147,301,010	0.73%	1.01%		0.83%	19.20%

Class B Shares
Year Ended October 31, 2013 (d)	$14.32	0.05	4.35	4.40	(0.08)	(0.61)	(0.69)	–	$18.03	32.05%	$136,288	1.29%	0.30%		1.29%	11.97%
Year Ended October 31, 2012 (d)	$14.07	0.02	1.30	1.32	–	(1.07)	(1.07)	–	$14.32	10.67%	$135,820	1.30%	0.15%		1.31%	17.46%
Year Ended October 31, 2011 (d)	$13.36	(0.01)	0.93	0.92	(0.07)	(0.14)	(0.21)	–	$14.07	6.85%	$218,927	1.29%	(0.04%	)	1.31%	23.58%
Year Ended October 31, 2010 (d)	$10.63	0.02	2.74	2.76	(0.03)	–	(0.03)	–	$13.36	26.04%	$500,053	1.30%	0.17%		1.35%	15.52%
Year Ended October 31, 2009 (d)	$9.72	0.05	1.41	1.46	(0.04)	(0.51)	(0.55)	–	$10.63	16.73%	$534,484	1.32%	0.51%		1.42%	19.20%

Class C Shares
Year Ended October 31, 2013 (d)	$14.19	0.03	4.31	4.34	(0.09)	(0.61)	(0.70)	–	$17.83	31.93%	$3,870,760	1.28%	0.21%		1.28%	11.97%
Year Ended October 31, 2012 (d)	$13.96	0.02	1.28	1.30	–	(1.07)	(1.07)	–	$14.19	10.61%	$1,530,845	1.30%	0.15%		1.30%	17.46%
Year Ended October 31, 2011 (d)	$13.27	(0.01)	0.93	0.92	(0.09)	(0.14)	(0.23)	–	$13.96	6.89%	$1,639,282	1.29%	(0.07%	)	1.31%	23.58%
Year Ended October 31, 2010 (d)	$10.56	0.02	2.73	2.75	(0.04)	–	(0.04)	–	$13.27	26.06%	$1,183,758	1.30%	0.15%		1.34%	15.52%
Year Ended October 31, 2009 (d)	$9.66	0.04	1.41	1.45	(0.04)	(0.51)	(0.55)	–	$10.56	16.63%	$886,523	1.32%	0.46%		1.42%	19.20%

Class R2 Shares(e)
Year Ended October 31, 2013 (d)	$14.65	0.10	4.46	4.56	(0.15)	(0.61)	(0.76)	–	$18.45	32.52%	$13,406,939	0.78%	0.60%		0.78%	11.97%
Year Ended October 31, 2012 (d)	$14.35	0.10	1.33	1.43	(0.06)	(1.07)	(1.13)	–	$14.65	11.28%	$848,708	0.81%	0.66%		0.81%	17.46%
Year Ended October 31, 2011 (d)	$13.58	0.07	0.96	1.03	(0.12)	(0.14)	(0.26)	–	$14.35	7.39%	$3,789	0.77%	0.45%		0.77%	23.58%
Year Ended October 31, 2010 (d)	$10.81	0.08	2.77	2.85	(0.08)	–	(0.08)	–	$13.58	26.66%	$1,385	0.80%	0.63%		0.83%	15.52%
Year Ended October 31, 2009 (d)	$9.88	0.08	1.44	1.52	(0.08)	(0.51)	(0.59)	–	$10.81	17.09%	$811	0.91%	0.84%		1.01%	19.20%

Institutional Class Shares
Year Ended October 31, 2013 (d)	$14.88	0.21	4.52	4.73	(0.22)	(0.61)	(0.83)	–	$18.78	33.23%	$891,793,194	0.29%	1.28%		0.29%	11.97%
Year Ended October 31, 2012 (d)	$14.56	0.17	1.34	1.51	(0.12)	(1.07)	(1.19)	–	$14.88	11.79%	$722,161,015	0.30%	1.15%		0.30%	17.46%
Year Ended October 31, 2011 (d)	$13.76	0.14	0.96	1.10	(0.16)	(0.14)	(0.30)	–	$14.56	7.92%	$670,936,967	0.29%	0.94%		0.31%	23.58%
Year Ended October 31, 2010 (d)	$10.92	0.15	2.82	2.97	(0.13)	–	(0.13)	–	$13.76	27.29%	$703,653,698	0.30%	1.16%		0.34%	15.52%
Year Ended October 31, 2009 (d)	$9.95	0.13	1.47	1.60	(0.12)	(0.51)	(0.63)	–	$10.92	17.77%	$570,347,258	0.32%	1.39%		0.42%	19.20%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

92

Fund Commentary	Nationwide S&P 500 Index Fund

For the annual period ended October 31, 2013, the Nationwide S&P 500 Index Fund (Institutional Class) returned 26.98% versus 27.18% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of S&P 500 Index Funds (consisting of 130 funds as of October 31, 2013) was 26.58% for the same time period.

U.S. large cap stocks, as represented by the S&P 500® Index, advanced 5.25% in the third quarter as the tenor of the U.S. central bank served to orchestrate a calmer tone in financial markets while the outlook for the global economy improved.

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last-minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable U.S. government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability, and the region’s debt and banking problems were far from resolved.

U.S. stocks persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the US Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that the central bank would continue to maintain their accommodative stance.

However, after peaking in late May, U.S. stock markets recoiled in response to comments from the U.S. Federal Reserve, which had hinted that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined during the remainder of the period due to concerns about the potential impact tighter monetary policy would have on financial markets and economic growth.

While rhetoric from the U.S. Federal Reserve about tapering (gradually reducing) its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) proved to be another source of investor anxiety. The U.S. recovery showed signs of weakening.

September was surprisingly positive for stocks as some key risks eased. For one, the Fed defied market expectations with its decision to maintain the existing pace of its asset purchase program. Additionally, many investors were relieved when the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. Elsewhere, the crisis in Syria abated enough that foreign military intervention seemed less likely to be warranted. These favorable developments resulted in U.S. stock market gains for the month even though prices declined in the final week, a time when investors turned their focus to political brinksmanship over U.S. fiscal policy negotiations, which ultimately led to a government shutdown at the close of the period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Edward Corallo and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. High double-digit returns are unusual and cannot be sustained. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

93

Fund Overview	Nationwide S&P 500 Index Fund

Objective

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the S&P 500® Index.

Asset Allocation†

Common Stocks	97.9%
Mutual Fund	2.3%
Repurchase Agreements	1.3%
Liabilities in excess of other assets	(1.5)%
100.0%

Top Industries ††

Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	5.7%
Insurance	4.2%
Computers & Peripherals	3.9%
Diversified Financial Services	3.6%
Media	3.6%
Information Technology Services	3.3%
Software	3.2%
Commercial Banks	2.7%
Aerospace & Defense	2.6%
Other Industries *	59.0%
100.0%

Top Holdings ††

Apple, Inc.	2.9%
Exxon Mobil Corp.	2.4%
Fidelity Institutional Money Market Fund — Institutional Class	2.3%
Google, Inc., Class A	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.6%
Johnson & Johnson	1.6%
Chevron Corp.	1.4%
Procter & Gamble Co. (The)	1.4%
Berkshire Hathaway, Inc., Class B	1.3%
Other Holdings *	81.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

94

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	26.50%	14.53%	6.91%
	w/SC2	19.18%	13.19%	6.28%
Class B	w/o SC1	25.68%	13.82%	6.19%
	w/SC3	20.68%	13.58%	6.19%
Class C	w/o SC1	25.79%	13.85%	6.18%
	w/SC4	24.79%	13.85%	6.18%
Class R2[5,6,7]		26.06%	14.16%	6.68%
Institutional Service Class[5]		26.65%	14.68%	6.98%
Institutional Class[5]		26.98%	14.98%	7.26%
Service Class[5]		26.44%	14.54%	6.83%

Expense Ratios

Expense Ratio*
Class A	0.58%
Class B	1.21%
Class C	1.21%
Class R2	0.93%
Institutional Service Class	0.46%
Institutional Class	0.21%
Service Class	0.61%

*Current effective prospectus dated March 1, 2013. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]

Class R2 shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

95

Fund Performance (con’t.)	Nationwide S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide S&P 500 Index Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

96

Shareholder Expense Example	Nationwide S&P 500® Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide S&P 500 Index Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,107.90	3.03	0.57
	Hypothetical	[a,b]	1,000.00	1,022.33	2.91	0.57
Class B Shares	Actual	[a]	1,000.00	1,105.20	6.21	1.17
	Hypothetical	[a,b]	1,000.00	1,019.31	5.96	1.17
Class C Shares	Actual	[a]	1,000.00	1,104.90	6.21	1.17
	Hypothetical	[a,b]	1,000.00	1,019.31	5.96	1.17
Class R2 Shares	Actual	[a]	1,000.00	1,107.00	4.89	0.92
	Hypothetical	[a,b]	1,000.00	1,020.57	4.69	0.92
Institutional Service Class Shares	Actual	[a]	1,000.00	1,108.40	2.23	0.42
	Hypothetical	[a,b]	1,000.00	1,023.09	2.14	0.42
Institutional Class Shares	Actual	[a]	1,000.00	1,111.10	0.90	0.17
	Hypothetical	[a,b]	1,000.00	1,024.35	0.87	0.17
Service Class Shares	Actual	[a]	1,000.00	1,108.60	3.03	0.57
	Hypothetical	[a,b]	1,000.00	1,022.33	2.91	0.57

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

97

Statement of Investments

October 31, 2013

Nationwide S&P 500 Index Fund

Common Stocks 97.9%

	Shares	Market Value

Aerospace & Defense 2.7%
Boeing Co. (The)	110,035	$14,359,567
General Dynamics Corp.	52,694	4,564,881
Honeywell International, Inc.	124,423	10,791,207
L-3 Communications Holdings, Inc.	14,204	1,426,792
Lockheed Martin Corp.	42,739	5,698,818
Northrop Grumman Corp.	36,490	3,923,040
Precision Castparts Corp.	23,073	5,847,852
Raytheon Co.	51,127	4,211,331
Rockwell Collins, Inc.	21,406	1,494,781
Textron, Inc.	44,477	1,280,493
United Technologies Corp.	133,818	14,218,163

		67,816,925

Air Freight & Logistics 0.8%
CH Robinson Worldwide, Inc. (a)	25,273	1,509,809
Expeditors International of Washington, Inc.	32,726	1,482,161
FedEx Corp.	47,109	6,171,279
United Parcel Service, Inc., Class B	114,535	11,251,918

		20,415,167

Airlines 0.2%
Delta Air Lines, Inc.	136,020	3,588,207
Southwest Airlines Co.	111,972	1,928,158

		5,516,365

Auto Components 0.4%
BorgWarner, Inc.	18,150	1,871,809
Delphi Automotive PLC	44,754	2,559,929
Goodyear Tire & Rubber Co. (The)	39,006	818,346
Johnson Controls, Inc.	108,465	5,005,660

		10,255,744

Automobiles 0.7%
Ford Motor Co.	624,565	10,686,307
General Motors Co.*	149,216	5,513,531
Harley-Davidson, Inc.	35,366	2,264,839

		18,464,677

Beverages 2.2%
Beam, Inc.	25,672	1,727,726
Brown-Forman Corp., Class B	25,763	1,880,184
Coca-Cola Co. (The)	604,399	23,916,068
Coca-Cola Enterprises, Inc.	39,420	1,644,997
Constellation Brands, Inc., Class A*	26,295	1,717,063
Dr Pepper Snapple Group, Inc.	32,277	1,528,316
Molson Coors Brewing Co., Class B	25,015	1,350,810
Monster Beverage Corp.*	21,501	1,230,502
PepsiCo, Inc.	244,488	20,558,996

		55,554,662

Common Stocks (continued)

	Shares	Market Value

Biotechnology 2.4%
Alexion Pharmaceuticals, Inc.*	31,004	$3,811,942
Amgen, Inc.	119,431	13,853,996
Biogen Idec, Inc.*	37,679	9,200,835
Celgene Corp.*	65,201	9,681,696
Gilead Sciences, Inc.*	242,652	17,225,865
Regeneron Pharmaceuticals, Inc.*	12,368	3,557,037
Vertex Pharmaceuticals, Inc.*	36,911	2,633,231

		59,964,602

Building Products 0.0%†
Masco Corp.	56,597	1,195,895

Capital Markets 2.1%
Ameriprise Financial, Inc.	31,368	3,153,739
Bank of New York Mellon Corp. (The)	182,392	5,800,066
BlackRock, Inc.	19,966	6,005,972
Charles Schwab Corp. (The)	183,337	4,152,583
E*TRADE Financial Corp.*	45,523	769,794
Franklin Resources, Inc.	64,451	3,471,331
Goldman Sachs Group, Inc. (The)	66,214	10,651,184
Invesco Ltd.	70,207	2,369,486
Legg Mason, Inc. (a)	17,219	662,415
Morgan Stanley	220,453	6,333,615
Northern Trust Corp.	35,789	2,019,215
State Street Corp.	70,703	4,954,159
T. Rowe Price Group, Inc.	41,242	3,192,543

		53,536,102

Chemicals 2.5%
Air Products & Chemicals, Inc.	33,237	3,623,165
Airgas, Inc.	10,489	1,144,035
CF Industries Holdings, Inc.	9,082	1,958,079
Dow Chemical Co. (The)	191,860	7,572,714
E.I. du Pont de Nemours & Co.	146,395	8,959,374
Eastman Chemical Co.	24,454	1,926,731
Ecolab, Inc.	43,001	4,558,106
FMC Corp.	21,621	1,573,144
International Flavors & Fragrances, Inc.	12,960	1,071,144
LyondellBasell Industries NV, Class A	71,030	5,298,838
Monsanto Co.	84,515	8,863,933
Mosaic Co. (The)	54,009	2,476,313
PPG Industries, Inc.	22,657	4,136,715
Praxair, Inc.	46,743	5,829,320
Sherwin-Williams Co. (The)	13,838	2,601,544
Sigma-Aldrich Corp.	19,064	1,647,702

		63,240,857

Commercial Banks 2.7%
BB&T Corp.	111,591	3,790,746
Comerica, Inc.	29,328	1,269,902
Fifth Third Bancorp	140,626	2,676,113
Huntington Bancshares, Inc.	131,557	1,157,702
KeyCorp	144,497	1,810,547

98

Statement of Investments (Continued)

October 31, 2013

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
M&T Bank Corp.	20,617	$2,320,031
PNC Financial Services Group, Inc. (The)	84,263	6,195,858
Regions Financial Corp.	221,308	2,131,196
SunTrust Banks, Inc.	85,448	2,874,471
U.S. Bancorp	291,583	10,893,541
Wells Fargo & Co.	766,001	32,700,583
Zions Bancorporation	29,261	830,135

		68,650,825

Commercial Services & Supplies 0.5%
ADT Corp. (The)(a)	31,711	1,375,306
Cintas Corp.	16,293	876,075
Iron Mountain, Inc.	26,973	715,863
Pitney Bowes, Inc. (a)	32,007	683,029
Republic Services, Inc.	43,051	1,440,917
Stericycle, Inc.*	13,618	1,582,411
Tyco International Ltd.	73,294	2,678,896
Waste Management, Inc.	69,118	3,009,398

		12,361,895

Communications Equipment 1.8%
Cisco Systems, Inc.	849,970	19,124,325
F5 Networks, Inc.*	12,416	1,012,028
Harris Corp.	16,957	1,050,656
JDS Uniphase Corp.*	37,673	493,140
Juniper Networks, Inc.*	80,361	1,497,929
Motorola Solutions, Inc.	37,514	2,345,375
QUALCOMM, Inc.	271,948	18,892,227

		44,415,680

Computers & Peripherals 4.0%
Apple, Inc. (b)	144,023	75,230,414
EMC Corp.	329,885	7,940,332
Hewlett-Packard Co.	304,676	7,424,954
NetApp, Inc.	53,920	2,092,635
SanDisk Corp.	38,113	2,648,854
Seagate Technology PLC	49,218	2,395,932
Western Digital Corp.	33,442	2,328,567

		100,061,688

Construction & Engineering 0.2%
Fluor Corp.	25,849	1,918,513
Jacobs Engineering Group, Inc.*	20,845	1,267,793
Quanta Services, Inc.*	33,893	1,023,907

		4,210,213

Construction Materials 0.0%†
Vulcan Materials Co.	20,608	1,103,558

Consumer Finance 0.9%
American Express Co.	147,090	12,031,962
Capital One Financial Corp.	92,797	6,372,370

Common Stocks (continued)

	Shares	Market Value

Consumer Finance (continued)
Discover Financial Services	76,699	$3,979,144
SLM Corp.	69,158	1,754,539

		24,138,015

Containers & Packaging 0.2%
Avery Dennison Corp.	15,554	732,904
Ball Corp.	23,007	1,124,812
Bemis Co., Inc.	16,322	651,248
MeadWestvaco Corp.	28,152	981,097
Owens-Illinois, Inc.*	26,064	828,575
Sealed Air Corp.	31,064	937,512

		5,256,148

Distributors 0.1%
Genuine Parts Co.	24,553	1,935,513

Diversified Consumer Services 0.0%†
H&R Block, Inc.	43,425	1,235,007

Diversified Financial Services 3.7%
Bank of America Corp.	1,703,112	23,775,443
Citigroup, Inc.	482,095	23,516,594
CME Group, Inc.	49,819	3,697,068
IntercontinentalExchange, Inc.* (a)	11,549	2,225,839
JPMorgan Chase & Co.	596,739	30,755,928
Leucadia National Corp.	49,693	1,408,300
McGraw Hill Financial, Inc.	43,631	3,040,208
Moody’s Corp.	30,750	2,172,795
NASDAQ OMX Group, Inc. (The)	18,311	648,759
NYSE Euronext	38,528	1,696,002

		92,936,936

Diversified Telecommunication Services 2.3%
AT&T, Inc.	841,954	30,478,735
CenturyLink, Inc.	95,232	3,224,556
Frontier Communications Corp. (a)	158,542	699,170
Verizon Communications, Inc.	453,658	22,914,266
Windstream Holdings, Inc. (a)	94,008	803,768

		58,120,495

Electric Utilities 1.7%
American Electric Power Co., Inc.	77,173	3,614,784
Duke Energy Corp.	111,910	8,027,304
Edison International	51,656	2,532,694
Entergy Corp.	28,267	1,829,440
Exelon Corp.	135,798	3,875,675
FirstEnergy Corp.	66,306	2,511,008
NextEra Energy, Inc.	67,324	5,705,709
Northeast Utilities	49,903	2,140,340
Pepco Holdings, Inc.	39,504	761,637
Pinnacle West Capital Corp.	17,442	977,275
PPL Corp.	100,151	3,067,625

99

Statement of Investments (Continued)

October 31, 2013

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
Southern Co. (The)	138,545	$5,667,876
Xcel Energy, Inc.	78,888	2,276,708

		42,988,075

Electrical Equipment 0.8%
AMETEK, Inc.	38,722	1,852,073
Eaton Corp. PLC	75,130	5,301,173
Emerson Electric Co.	113,277	7,586,161
Rockwell Automation, Inc.	21,985	2,427,364
Roper Industries, Inc.	15,725	1,994,087

		19,160,858

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	25,234	2,026,038
Corning, Inc.	231,532	3,956,882
FLIR Systems, Inc.	22,531	641,683
Jabil Circuit, Inc.	29,247	610,092
Molex, Inc.	21,756	839,782
TE Connectivity Ltd.	65,562	3,375,787

		11,450,264

Energy Equipment & Services 2.0%
Baker Hughes, Inc.	70,240	4,080,242
Cameron International Corp.*	39,021	2,140,692
Diamond Offshore Drilling, Inc.	11,024	682,716
Ensco PLC, Class A	37,034	2,135,010
FMC Technologies, Inc.*	37,561	1,898,708
Halliburton Co.	134,054	7,108,884
Helmerich & Payne, Inc.	16,885	1,309,432
Nabors Industries Ltd.	41,176	719,756
National Oilwell Varco, Inc.	67,777	5,502,137
Noble Corp.	40,173	1,514,522
Rowan Cos. PLC, Class A*	19,698	710,704
Schlumberger Ltd.	209,765	19,659,176
Transocean Ltd.	53,719	2,528,553

		49,990,532

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	69,229	8,169,022
CVS Caremark Corp.	194,736	12,124,263
Kroger Co. (The)	82,162	3,519,820
Safeway, Inc.	38,261	1,335,309
Sysco Corp. (a)	93,278	3,016,610
Walgreen Co.	137,830	8,165,049
Wal-Mart Stores, Inc.	258,045	19,804,954
Whole Foods Market, Inc.	59,058	3,728,332

		59,863,359

Food Products 1.6%
Archer-Daniels-Midland Co.	104,507	4,274,336
Campbell Soup Co.	28,302	1,204,816
ConAgra Foods, Inc.	66,919	2,128,694

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
General Mills, Inc.	101,745	$5,129,983
Hershey Co. (The)	23,709	2,352,881
Hormel Foods Corp.	21,344	927,610
J.M. Smucker Co. (The)	16,668	1,853,648
Kellogg Co.	40,799	2,580,537
Kraft Foods Group, Inc.	94,418	5,134,451
McCormick & Co., Inc., Non-Voting Shares	20,927	1,447,102
Mead Johnson Nutrition Co.	32,088	2,620,306
Mondelez International, Inc., Class A	282,295	9,496,404
Tyson Foods, Inc., Class A	44,119	1,220,773

		40,371,541

Gas Utilities 0.1%
AGL Resources, Inc.	18,806	900,055
ONEOK, Inc.	32,693	1,847,155

		2,747,210

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	246,381	9,005,226
Baxter International, Inc.	86,051	5,668,179
Becton, Dickinson and Co.	30,791	3,237,058
Boston Scientific Corp.*	212,905	2,488,859
C.R. Bard, Inc.	12,550	1,709,561
CareFusion Corp.*	33,992	1,317,870
Covidien PLC	72,927	4,675,350
DENTSPLY International, Inc.	22,562	1,062,670
Edwards Lifesciences Corp.*	17,802	1,160,512
Intuitive Surgical, Inc.*	6,296	2,338,964
Medtronic, Inc.	158,132	9,076,777
St. Jude Medical, Inc.	45,533	2,613,139
Stryker Corp.	46,761	3,453,767
Varian Medical Systems, Inc.*	17,070	1,238,941
Zimmer Holdings, Inc.	26,881	2,351,281

		51,398,154

Health Care Providers & Services 2.0%
Aetna, Inc.	58,992	3,698,798
AmerisourceBergen Corp.	36,624	2,392,646
Cardinal Health, Inc.	53,819	3,157,022
Cigna Corp.	44,841	3,451,860
DaVita HealthCare Partners, Inc.*	27,978	1,572,643
Express Scripts Holding Co.*	129,078	8,069,957
Humana, Inc.	24,806	2,285,873
Laboratory Corp of America Holdings*	14,286	1,441,457
McKesson Corp.	36,245	5,666,543
Patterson Cos., Inc.	13,192	560,792
Quest Diagnostics, Inc. (a)	24,082	1,442,753
Tenet Healthcare Corp.*	16,114	760,420
UnitedHealth Group, Inc.	161,180	11,002,147
WellPoint, Inc.	47,397	4,019,266

		49,522,177

100

Statement of Investments (Continued)

October 31, 2013

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 0.1%
Cerner Corp.*	46,783	$2,621,251

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	69,405	2,404,883
Chipotle Mexican Grill, Inc.*	4,894	2,578,991
Darden Restaurants, Inc.	20,660	1,064,610
International Game Technology	41,356	777,493
Marriott International, Inc., Class A	36,053	1,625,269
McDonald’s Corp.	158,475	15,296,007
Starbucks Corp.	119,122	9,654,838
Starwood Hotels & Resorts Worldwide, Inc.	30,908	2,275,447
Wyndham Worldwide Corp.	21,082	1,399,845
Wynn Resorts Ltd.	12,824	2,131,990
Yum! Brands, Inc.	70,743	4,783,642

		43,993,015

Household Durables 0.3%
D.R. Horton, Inc.	45,050	853,697
Garmin Ltd. (a)	19,512	912,186
Harman International Industries, Inc.	10,795	874,611
Leggett & Platt, Inc. (a)	22,521	669,774
Lennar Corp., Class A (a)	26,321	935,712
Newell Rubbermaid, Inc.	45,665	1,353,054
PulteGroup, Inc.	55,422	978,198
Whirlpool Corp.	12,568	1,835,054

		8,412,286

Household Products 2.1%
Clorox Co. (The)(a)	20,680	1,865,129
Colgate-Palmolive Co.	139,714	9,043,687
Kimberly-Clark Corp.	60,726	6,558,408
Procter & Gamble Co. (The)	434,176	35,059,712

		52,526,936

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	97,594	1,375,100
NRG Energy, Inc.	51,202	1,460,793

		2,835,893

Industrial Conglomerates 2.4%
3M Co.	102,934	12,954,244
Danaher Corp.	94,834	6,836,583
General Electric Co.	1,614,433	42,201,279

		61,992,106

Information Technology Services 3.4%
Accenture PLC, Class A	102,230	7,513,905
Automatic Data Processing, Inc.	76,545	5,738,579
Cognizant Technology Solutions Corp., Class A*	47,779	4,153,428
Computer Sciences Corp.	23,418	1,153,571

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Fidelity National Information Services, Inc.	46,313	$2,257,759
Fiserv, Inc.*	20,625	2,160,056
International Business Machines Corp.	163,238	29,253,882
MasterCard, Inc., Class A	16,446	11,793,427
Paychex, Inc. (a)	51,579	2,179,729
Teradata Corp.*	25,860	1,139,650
Total System Services, Inc.	26,433	788,496
Visa, Inc., Class A	81,833	16,094,096
Western Union Co. (The)	87,511	1,489,437

		85,716,015

Insurance 4.3%
ACE Ltd.	53,921	5,146,220
Aflac, Inc.	73,734	4,791,235
Allstate Corp. (The)	73,474	3,898,531
American International Group, Inc.	234,049	12,088,631
Aon PLC	48,745	3,855,242
Assurant, Inc.	11,889	695,269
Berkshire Hathaway, Inc., Class B*	285,342	32,837,157
Chubb Corp. (The)	40,509	3,730,069
Cincinnati Financial Corp.	23,357	1,167,850
Genworth Financial, Inc., Class A*	78,289	1,137,539
Hartford Financial Services Group, Inc.	72,144	2,431,253
Lincoln National Corp.	41,935	1,904,268
Loews Corp.	48,512	2,343,615
Marsh & McLennan Cos., Inc.	87,135	3,990,783
MetLife, Inc.	177,530	8,398,944
Principal Financial Group, Inc.	43,402	2,059,859
Progressive Corp. (The)	87,692	2,277,361
Prudential Financial, Inc.	73,719	5,999,990
Torchmark Corp.	14,522	1,058,073
Travelers Cos., Inc. (The)	59,208	5,109,650
Unum Group	41,796	1,326,605
XL Group PLC	45,377	1,387,175

		107,635,319

Internet & Catalog Retail 1.4%
Amazon.com, Inc.*	58,668	21,356,912
Expedia, Inc.	17,036	1,003,080
Netflix, Inc.*	9,342	3,012,608
priceline.com, Inc.*	8,165	8,604,522
TripAdvisor, Inc.*	17,684	1,462,643

		35,439,765

Internet Software & Services 2.5%
Akamai Technologies, Inc.*	28,248	1,263,816
eBay, Inc.*	184,703	9,735,695
Google, Inc., Class A*	44,347	45,703,131
VeriSign, Inc.* (a)	21,401	1,161,646
Yahoo!, Inc.*	150,435	4,953,825

		62,818,113

101

Statement of Investments (Continued)

October 31, 2013

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Leisure Equipment & Products 0.1%
Hasbro, Inc. (a)	18,308	$945,608
Mattel, Inc.	54,628	2,423,845

		3,369,453

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	52,445	2,662,108
Life Technologies Corp.*	27,375	2,061,611
PerkinElmer, Inc.	17,765	675,781
Thermo Fisher Scientific, Inc.	57,155	5,588,616
Waters Corp.*	13,512	1,363,631

		12,351,747

Machinery 1.7%
Caterpillar, Inc.	100,861	8,407,773
Cummins, Inc.	27,605	3,506,387
Deere & Co.	60,695	4,967,279
Dover Corp.	27,059	2,483,745
Flowserve Corp.	22,295	1,548,834
Illinois Tool Works, Inc.	65,325	5,146,957
Ingersoll-Rand PLC	42,911	2,897,780
Joy Global, Inc. (a)	16,853	956,408
PACCAR, Inc.	56,119	3,120,216
Pall Corp.	17,732	1,427,780
Parker Hannifin Corp.	23,651	2,760,545
Pentair Ltd.	31,575	2,118,367
Snap-on, Inc.	9,224	959,942
Stanley Black & Decker, Inc.	25,380	2,007,304
Xylem, Inc.	29,382	1,013,679

		43,322,996

Media 3.6%
Cablevision Systems Corp., Class A	33,926	527,549
CBS Corp. Non-Voting Shares, Class B	89,172	5,273,632
Comcast Corp., Class A	414,632	19,728,191
DIRECTV*	80,943	5,058,128
Discovery Communications, Inc., Class A*	36,603	3,254,739
Gannett Co., Inc.	36,334	1,005,362
Interpublic Group of Cos., Inc. (The)	66,937	1,124,542
News Corp., Class A*	78,956	1,389,626
Omnicom Group, Inc.	40,776	2,777,253
Scripps Networks Interactive, Inc., Class A	17,347	1,396,434
Time Warner Cable, Inc.	45,307	5,443,636
Time Warner, Inc.	145,851	10,025,798
Twenty-First Century Fox, Inc., Class A	314,877	10,731,008
Viacom, Inc., Class B	68,805	5,730,768
Walt Disney Co. (The)	263,382	18,065,371
Washington Post Co. (The), Class B	695	447,107

		91,979,144

Metals & Mining 0.6%
Alcoa, Inc. (a)	169,584	1,572,044
Allegheny Technologies, Inc.	17,122	566,738
Cliffs Natural Resources, Inc. (a)	24,286	623,665

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Freeport-McMoRan Copper & Gold, Inc.	164,541	$6,048,527
Newmont Mining Corp.	78,903	2,150,896
Nucor Corp.	50,447	2,611,641
United States Steel Corp. (a)	22,944	571,076

		14,144,587

Multiline Retail 0.7%
Dollar General Corp.*	47,201	2,727,274
Dollar Tree, Inc.*	35,357	2,064,849
Family Dollar Stores, Inc.	15,317	1,055,035
J.C. Penney Co., Inc.* (a)	36,579	274,343
Kohl’s Corp.	32,369	1,838,559
Macy’s, Inc.	59,651	2,750,508
Nordstrom, Inc. (a)	22,867	1,382,767
Target Corp.	100,055	6,482,563

		18,575,898

Multi-Utilities 1.1%
Ameren Corp.	38,472	1,391,917
CenterPoint Energy, Inc.	67,959	1,671,791
CMS Energy Corp.	42,157	1,157,631
Consolidated Edison, Inc.	46,433	2,703,329
Dominion Resources, Inc.	91,795	5,851,931
DTE Energy Co.	27,740	1,917,944
Integrys Energy Group, Inc.	12,622	740,659
NiSource, Inc.	49,561	1,562,163
PG&E Corp.	70,601	2,954,652
Public Service Enterprise Group, Inc.	80,200	2,686,700
SCANA Corp.	22,197	1,035,046
Sempra Energy	36,013	3,282,225
TECO Energy, Inc.	32,398	556,274
Wisconsin Energy Corp.	36,098	1,520,087

		29,032,349

Office Electronics 0.1%
Xerox Corp.	183,692	1,825,898

Oil, Gas & Consumable Fuels 8.3%
Anadarko Petroleum Corp.	79,696	7,594,232
Apache Corp.	64,020	5,684,976
Cabot Oil & Gas Corp.	66,703	2,355,950
Chesapeake Energy Corp.	80,326	2,245,915
Chevron Corp.	306,283	36,741,709
ConocoPhillips	193,885	14,211,770
CONSOL Energy, Inc.	36,286	1,324,439
Denbury Resources, Inc.*	59,131	1,122,898
Devon Energy Corp.	60,505	3,825,126
EOG Resources, Inc.	43,188	7,704,739
EQT Corp.	23,876	2,044,024
Exxon Mobil Corp.	697,788	62,535,761
Hess Corp.	45,732	3,713,438
Kinder Morgan, Inc.	106,744	3,769,131
Marathon Oil Corp.	112,510	3,967,103

102

Statement of Investments (Continued)

October 31, 2013

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	49,635	$3,556,844
Murphy Oil Corp.	27,856	1,680,274
Newfield Exploration Co.*	21,518	655,223
Noble Energy, Inc.	56,939	4,266,439
Occidental Petroleum Corp.	127,739	12,273,163
Peabody Energy Corp.	42,792	833,588
Phillips 66	96,870	6,241,334
Pioneer Natural Resources Co.	21,965	4,497,993
QEP Resources, Inc.	28,431	939,929
Range Resources Corp.	25,906	1,961,343
Southwestern Energy Co.*	55,732	2,074,345
Spectra Energy Corp.	106,116	3,774,546
Tesoro Corp.	21,420	1,047,224
Valero Energy Corp.	85,952	3,538,644
Williams Cos., Inc. (The)	108,313	3,867,857
WPX Energy, Inc.*	31,812	704,318

		210,754,275

Paper & Forest Products 0.1%
International Paper Co.	70,703	3,154,061

Personal Products 0.2%
Avon Products, Inc.	68,759	1,203,283
Estee Lauder Cos., Inc. (The), Class A	40,538	2,876,576

		4,079,859

Pharmaceuticals 5.8%
AbbVie, Inc.	251,342	12,177,520
Actavis PLC*	27,469	4,246,158
Allergan, Inc.	47,056	4,263,744
Bristol-Myers Squibb Co.	260,995	13,707,457
Eli Lilly & Co.	157,177	7,830,558
Forest Laboratories, Inc.*	37,454	1,761,462
Hospira, Inc.*	26,266	1,064,298
Johnson & Johnson	446,749	41,373,425
Merck & Co., Inc.	463,920	20,918,153
Mylan, Inc.*	60,535	2,292,460
Perrigo Co. (a)	14,921	2,057,457
Pfizer, Inc.	1,049,517	32,199,182
Zoetis, Inc.	79,272	2,509,751

		146,401,625

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	6,153	669,385
Equifax, Inc.	19,231	1,243,669
Nielsen Holdings NV	34,084	1,344,273
Robert Half International, Inc.	22,017	848,315

		4,105,642

Real Estate Investment Trusts (REITs) 1.9%
American Tower Corp.	62,622	4,969,056
Apartment Investment & Management Co., Class A	23,139	647,429

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
AvalonBay Communities, Inc.	19,285	$2,411,589
Boston Properties, Inc.	24,160	2,500,560
Equity Residential	53,129	2,781,834
HCP, Inc.	72,152	2,994,308
Health Care REIT, Inc.	45,460	2,948,081
Host Hotels & Resorts, Inc.	118,915	2,205,873
Kimco Realty Corp.	64,952	1,395,169
Macerich Co. (The)	22,284	1,319,436
Plum Creek Timber Co., Inc.	25,844	1,173,318
Prologis, Inc.	79,050	3,158,048
Public Storage	22,907	3,824,782
Simon Property Group, Inc.	49,198	7,603,551
Ventas, Inc.	46,489	3,032,942
Vornado Realty Trust	27,571	2,455,473
Weyerhaeuser Co.	92,591	2,814,766

		48,236,215

Real Estate Management & Development 0.0%†
CBRE Group, Inc., Class A*	43,966	1,021,330

Road & Rail 0.9%
CSX Corp.	161,524	4,209,315
Kansas City Southern	17,475	2,123,562
Norfolk Southern Corp.	49,457	4,254,291
Ryder System, Inc.	8,299	546,323
Union Pacific Corp.	73,534	11,133,048

		22,266,539

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	50,652	1,701,907
Analog Devices, Inc.	49,259	2,428,469
Applied Materials, Inc.	190,696	3,403,924
Broadcom Corp., Class A	87,208	2,330,198
First Solar, Inc.*	10,997	552,819
Intel Corp.	789,801	19,294,838
KLA-Tencor Corp.	26,277	1,723,771
Lam Research Corp.*	25,869	1,402,876
Linear Technology Corp.	36,974	1,521,110
LSI Corp.	86,758	735,708
Microchip Technology, Inc. (a)	31,285	1,344,004
Micron Technology, Inc.*	164,642	2,910,870
NVIDIA Corp.	91,740	1,392,613
Teradyne, Inc.* (a)	30,367	531,119
Texas Instruments, Inc.	174,574	7,346,074
Xilinx, Inc.	42,221	1,917,678

		50,537,978

Software 3.3%
Adobe Systems, Inc.*	74,054	4,013,727
Autodesk, Inc.*	35,358	1,411,138
CA, Inc.	52,014	1,651,965
Citrix Systems, Inc.*	29,709	1,686,877
Electronic Arts, Inc.*	48,617	1,276,196

103

Statement of Investments (Continued)

October 31, 2013

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Intuit, Inc.	47,075	$3,361,626
Microsoft Corp.	1,201,697	42,479,989
Oracle Corp.	565,277	18,936,779
Red Hat, Inc.*	30,015	1,298,749
Salesforce.com, Inc.*	86,929	4,638,531
Symantec Corp.	110,761	2,518,705

		83,274,282

Specialty Retail 2.3%
Abercrombie & Fitch Co., Class A (a)	12,117	454,145
AutoNation, Inc.*	10,200	491,946
AutoZone, Inc.*	5,632	2,448,174
Bed Bath & Beyond, Inc.*	34,525	2,669,473
Best Buy Co., Inc.	42,776	1,830,813
CarMax, Inc.*	35,447	1,665,655
GameStop Corp., Class A	18,536	1,016,143
Gap, Inc. (The)	43,732	1,617,647
Home Depot, Inc. (The)	227,087	17,687,806
L Brands, Inc.	38,610	2,417,372
Lowe’s Cos., Inc.	166,744	8,300,516
O’Reilly Automotive, Inc.*	17,211	2,130,894
PetSmart, Inc. (a)	16,476	1,198,794
Ross Stores, Inc.	34,354	2,657,282
Staples, Inc.	104,724	1,688,151
Tiffany & Co.	17,447	1,381,279
TJX Cos., Inc.	113,390	6,892,978
Urban Outfitters, Inc.*	17,295	655,135

		57,204,203

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	44,699	2,265,345
Fossil Group, Inc.*	7,969	1,011,585
NIKE, Inc., Class B	118,566	8,982,560
PVH Corp.	12,934	1,611,189
Ralph Lauren Corp.	9,605	1,590,972
VF Corp.	13,941	2,997,315

		18,458,966

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	75,387	676,975
People’s United Financial, Inc. (a)	50,923	734,819

		1,411,794

Tobacco 1.6%
Altria Group, Inc.	317,764	11,830,354
Lorillard, Inc.	59,282	3,023,975
Philip Morris International, Inc.	256,589	22,867,212
Reynolds American, Inc.	50,193	2,578,414

		40,299,955

Trading Companies & Distributors 0.2%
Fastenal Co. (a)	43,302	2,156,439
W.W. Grainger, Inc.	9,806	2,637,520

		4,793,959

Common Stocks (continued)

	Shares	Market Value

Wireless Telecommunication Services 0.2%
Crown Castle International Corp.*	52,172	$3,966,115

Total Common Stocks (cost $1,651,154,795)		2,476,438,708

Mutual Fund 2.3%
Money Market Fund 2.3%
Fidelity Institutional Money Market Fund - Institutional Class, 0.08% (c)	58,907,333	58,907,333

Total Mutual Fund (cost $58,907,333)		58,907,333

Repurchase Agreements 1.3%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.05%, dated 10/30/13, due 11/06/13, repurchase price $10,000,083, collateralized by U.S. Government Treasury Securities ranging from 0.25% - 8.13%, maturing 01/31/15 - 02/15/26; total market value $10,200,004. (d)	$10,000,000	10,000,000
Goldman Sachs & Co., 0.10%, dated 10/31/13, due 11/01/13, repurchase price $22,484,298, collateralized by U.S. Government Agency Securities ranging from 2.50% - 7.50%, maturing 06/15/23 - 10/20/43; total market value $22,933,920. (d)	22,484,235	22,484,235

Total Repurchase Agreements (cost $32,484,235)		32,484,235

Total Investments (cost $1,742,546,363) (e) — 101.5%		2,567,830,276

Liabilities in excess of other assets — (1.5%)		(38,176,192)

NET ASSETS — 100.0%		$2,529,654,084

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2013. The total value of securities on loan at October 31, 2013 was $31,811,045.

104

Statement of Investments (Continued)

October 31, 2013

Nationwide S&P 500 Index Fund (Continued)

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of October 31, 2013.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2013 was $32,484,235.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
688	E-Mini S&P 500	12/20/13	$60,234,400	$2,409,376

The accompanying notes are an integral part of these financial statements.

105

Statement of Assets and Liabilities

October 31, 2013

Nationwide S&P 500 Index Fund
Assets:
Investments, at value *(cost $1,710,062,128)	$2,535,346,041
Repurchase agreements, at value and cost	32,484,235

Total Investments	2,567,830,276

Cash	186,448
Dividends receivable	2,540,399
Security lending income receivable	7,764
Receivable for capital shares issued	122,665
Reclaims receivable	3,452
Prepaid expenses	58,033

Total Assets	2,570,749,037

Liabilities:
Payable for investments purchased	77,132
Payable for capital shares redeemed	7,520,524
Payable for variation margin on futures contracts	335,166
Payable upon return of securities loaned (Note 2)	32,484,235
Accrued expenses and other payables:
Investment advisory fees	248,249
Fund administration fees	67,197
Distribution fees	92,368
Administrative servicing fees	179,663
Accounting and transfer agent fees	14,542
Trustee fees	6,103
Custodian fees	11,497
Compliance program costs (Note 3)	2,404
Professional fees	37,583
Printing fees	14,316
Other	3,974

Total Liabilities	41,094,953

Net Assets	$2,529,654,084

Represented by:
Capital	$1,571,879,084
Accumulated undistributed net investment income	15,580,297
Accumulated net realized gains from investment and futures transactions	114,501,414
Net unrealized appreciation/(depreciation) from investments	825,283,913
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	2,409,376

Net Assets	$2,529,654,084

Net Assets:
Class A Shares	$112,594,934
Class B Shares	5,633,181
Class C Shares	13,770,861
Class R2 Shares	2,015,761
Institutional Service Class Shares	172,046,113
Institutional Class Shares	1,819,663,954
Service Class Shares	403,929,280

Total	$2,529,654,084

*	Includes value of securities on loan of $31,811,045 (Note 2).

106

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide S&P 500 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,767,780
Class B Shares	390,847
Class C Shares	963,206
Class R2 Shares	139,419
Institutional Service Class Shares	11,820,571
Institutional Class Shares	124,811,270
Service Class Shares	27,852,960

Total	173,746,053

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.50
Class B Shares (b)	$14.41
Class C Shares (c)	$14.30
Class R2 Shares	$14.46
Institutional Service Class Shares	$14.55
Institutional Class Shares	$14.58
Service Class Shares	$14.50
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.38

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

107

Statement of Operations

For the Year Ended October 31, 2013

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$61,014,353
Income from securities lending (Note 2)	250,648
Foreign tax withholding	(40,912)

Total Income	61,224,089

EXPENSES:
Investment advisory fees	3,152,360
Fund administration fees	805,792
Distribution fees Class A	244,086
Distribution fees Class B	74,298
Distribution fees Class C	101,992
Distribution fees Class R2	9,020
Distribution fees Service Class	569,816
Administrative servicing fees Class A	133,383
Administrative servicing fees Class R2	4,297
Administrative servicing fees Institutional Service Class	282,083
Administrative servicing fees Service	949,285
Registration and filing fees	77,975
Professional fees	121,906
Printing fees	19,455
Trustee fees	97,355
Custodian fees	103,065
Accounting and transfer agent fees	83,938
Compliance program costs (Note 3)	10,325
Recoupment fees (Note 3)	532,105
Other	128,226

Total expenses before earnings credit	7,500,762

Earnings credit (Note 6)	(236)

Net Expenses	7,500,526

NET INVESTMENT INCOME	53,723,563

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	174,315,039
Net realized gains from futures transactions (Note 2)	7,232,228

Net realized gains from investment and futures transactions	181,547,267

Net change in unrealized appreciation/(depreciation) from investments	401,694,105
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	2,736,514

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	404,430,619

Net realized/unrealized gains from investments and futures transactions	585,977,886

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$639,701,449

The accompanying notes are an integral part of these financial statements.

108

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$53,723,563	$47,608,443
Net realized gains from investment and futures transactions	181,547,267	10,224,056
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	404,430,619	282,272,200

Change in net assets resulting from operations	639,701,449	340,104,699

Distributions to Shareholders From:
Net investment income:
Class A	(1,316,237)	(1,181,274)
Class B	(61,495)	(78,947)
Class C	(79,278)	(34,117)
Class R2	(17,106)	(14,326)
Institutional Service Class	(1,735,592)	(1,453,952)
Institutional Class	(37,263,175)	(36,655,914)
Service Class	(5,169,696)	(5,154,552)
Net realized gains:
Class A	(734,057)	(484,713)
Class B	(67,969)	(61,107)
Class C	(57,997)	(23,942)
Class R2	(13,297)	(5,427)
Institutional Service Class	(822,250)	(553,422)
Institutional Class	(17,203,923)	(12,719,031)
Service Class	(3,121,164)	(2,357,071)

Change in net assets from shareholder distributions	(67,663,236)	(60,777,795)

Change in net assets from capital transactions	(563,634,651)	(155,730,334)

Change in net assets	8,403,562	123,596,570

Net Assets:
Beginning of year	2,521,250,522	2,397,653,952

End of year	$2,529,654,084	$2,521,250,522

Accumulated undistributed net investment income at end of year	$15,580,297	$7,825,620

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$44,948,975	$35,556,149
Dividends reinvested	1,798,438	1,518,544
Cost of shares redeemed	(36,118,052)	(37,499,464)

Total Class A Shares	10,629,361	(424,771)

Class B Shares
Proceeds from shares issued	145,270	122,457
Dividends reinvested	18,982	19,291
Cost of shares redeemed	(3,881,618)	(2,391,030)

Total Class B Shares	(3,717,366)	(2,249,282)

Class C Shares
Proceeds from shares issued	10,396,626	3,020,729
Dividends reinvested	88,871	23,056
Cost of shares redeemed	(4,854,407)	(911,426)

Total Class C Shares	5,631,090	2,132,359

109

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$683,522	$593,795
Dividends reinvested	30,403	19,754
Cost of shares redeemed	(547,622)	(41,316)

Total Class R2 Shares	166,303	572,233

Institutional Service Class Shares
Proceeds from shares issued	73,040,382	14,153,695
Dividends reinvested	2,557,842	2,007,374
Cost of shares redeemed	(22,869,313)	(13,942,033)

Total Institutional Service Class Shares	52,728,911	2,219,036

Institutional Class Shares
Proceeds from shares issued	112,680,379	137,006,269
Dividends reinvested	54,414,784	49,230,460
Cost of shares redeemed	(757,175,126)	(317,439,579)

Total Institutional Class Shares	(590,079,963)	(131,202,850)

Service Class Shares
Proceeds from shares issued	29,926,217	38,750,285
Dividends reinvested	8,289,825	7,510,978
Cost of shares redeemed	(77,209,029)	(73,038,322)

Total Service Shares	(38,992,987)	(26,777,059)

Change in net assets from capital transactions	$(563,634,651)	$(155,730,334)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,457,067	3,168,383
Reinvested	146,617	143,599
Redeemed	(2,767,833)	(3,394,341)

Total Class A Shares	835,851	(82,359)

Class B Shares
Issued	11,352	11,822
Reinvested	1,594	1,863
Redeemed	(291,362)	(210,326)

Total Class B Shares	(278,416)	(196,641)

Class C Shares
Issued	812,984	263,289
Reinvested	7,351	2,245
Redeemed	(369,768)	(82,725)

Total Class C Shares	450,567	182,809

Class R2 Shares
Issued	52,894	52,788
Reinvested	2,507	1,854
Redeemed	(41,168)	(3,617)

Total Class R2 Shares	14,233	51,025

110

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	5,390,769	1,265,712
Reinvested	205,569	188,440
Redeemed	(1,741,089)	(1,245,791)

Total Institutional Service Class Shares	3,855,249	208,361

Institutional Class Shares
Issued	8,790,255	12,150,121
Reinvested	4,392,040	4,610,639
Redeemed	(55,343,746)	(28,461,881)

Total Institutional Class Shares	(42,161,451)	(11,701,121)

Service Class Shares
Issued	2,262,995	3,419,891
Reinvested	678,234	712,438
Redeemed	(5,994,647)	(6,560,537)

Total Service Shares	(3,053,418)	(2,428,208)

Total change in shares	(40,337,385)	(13,966,134)

The accompanying notes are an integral part of these financial statements.

111

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$11.73	0.22	2.83	3.05	(0.18)	(0.10)	(0.28)	–	$14.50	26.50%	$112,594,934	0.57%	1.65%		0.57%	3.67%
Year Ended October 31, 2012 (d)	$10.47	0.18	1.32	1.50	(0.17)	(0.07)	(0.24)	–	$11.73	14.53%	$81,276,957	0.57%	1.63%		0.58%	3.71%
Year Ended October 31, 2011 (d)	$9.91	0.15	0.59	0.74	(0.18)	–	(0.18)	–	$10.47	7.46%	$73,439,959	0.62%	1.43%		0.63%	4.12%
Year Ended October 31, 2010 (d)	$8.66	0.15	1.21	1.36	(0.11)	–	(0.11)	–	$9.91	15.78%	$107,697,519	0.63%	1.59%		0.66%	4.48%
Year Ended October 31, 2009 (d)	$8.09	0.15	0.58	0.73	(0.16)	–	(0.16)	–	$8.66	9.32%	$91,782,717	0.52%	1.97%		0.60%	4.24%

Class B Shares
Year Ended October 31, 2013 (d)	$11.66	0.14	2.81	2.95	(0.10)	(0.10)	(0.20)	–	$14.41	25.68%	$5,633,181	1.19%	1.10%		1.19%	3.67%
Year Ended October 31, 2012 (d)	$10.41	0.11	1.31	1.42	(0.10)	(0.07)	(0.17)	–	$11.66	13.86%	$7,802,495	1.21%	1.01%		1.21%	3.71%
Year Ended October 31, 2011 (d)	$9.86	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.41	6.80%	$9,013,153	1.20%	0.82%		1.21%	4.12%
Year Ended October 31, 2010 (d)	$8.62	0.10	1.20	1.30	(0.06)	–	(0.06)	–	$9.86	15.16%	$10,035,049	1.22%	1.02%		1.25%	4.48%
Year Ended October 31, 2009 (d)	$8.05	0.10	0.57	0.67	(0.10)	–	(0.10)	–	$8.62	8.53%	$9,974,577	1.23%	1.29%		1.31%	4.24%

Class C Shares
Year Ended October 31, 2013 (d)	$11.58	0.13	2.81	2.94	(0.12)	(0.10)	(0.22)	–	$14.30	25.79%	$13,770,861	1.18%	0.98%		1.18%	3.67%
Year Ended October 31, 2012 (d)	$10.35	0.11	1.29	1.40	(0.10)	(0.07)	(0.17)	–	$11.58	13.80%	$5,938,136	1.21%	0.98%		1.21%	3.71%
Year Ended October 31, 2011 (d)	$9.80	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.35	6.85%	$3,412,978	1.20%	0.82%		1.21%	4.12%
Year Ended October 31, 2010 (d)	$8.57	0.09	1.20	1.29	(0.06)	–	(0.06)	–	$9.80	15.14%	$3,588,539	1.22%	1.00%		1.25%	4.48%
Year Ended October 31, 2009 (d)	$8.00	(0.02)	0.69	0.67	(0.10)	–	(0.10)	–	$8.57	8.62%	$3,011,534	1.23%	(0.23%	)	1.31%	4.24%

Class R2 Shares(e)
Year Ended October 31, 2013 (d)	$11.69	0.17	2.83	3.00	(0.13)	(0.10)	(0.23)	–	$14.46	26.06%	$2,015,761	0.93%	1.30%		0.93%	3.67%
Year Ended October 31, 2012 (d)	$10.45	0.14	1.31	1.45	(0.14)	(0.07)	(0.21)	–	$11.69	14.18%	$1,463,340	0.92%	1.24%		0.93%	3.71%
Year Ended October 31, 2011 (d)	$9.90	0.11	0.59	0.70	(0.15)	–	(0.15)	–	$10.45	7.06%	$774,839	0.95%	1.07%		0.95%	4.12%
Year Ended October 31, 2010 (d)	$8.65	0.11	1.22	1.33	(0.08)	–	(0.08)	–	$9.90	15.48%	$679,538	0.97%	1.21%		0.99%	4.48%
Year Ended October 31, 2009 (d)	$8.08	0.12	0.58	0.70	(0.13)	–	(0.13)	–	$8.65	8.95%	$388,693	0.90%	1.56%		0.98%	4.24%

Institutional Service Class Shares
Year Ended October 31, 2013 (d)	$11.77	0.23	2.85	3.08	(0.20)	(0.10)	(0.30)	–	$14.55	26.65%	$172,046,113	0.44%	1.76%		0.44%	3.67%
Year Ended October 31, 2012 (d)	$10.51	0.20	1.32	1.52	(0.19)	(0.07)	(0.26)	–	$11.77	14.71%	$93,780,481	0.46%	1.74%		0.46%	3.71%
Year Ended October 31, 2011 (d)	$9.96	0.17	0.58	0.75	(0.20)	–	(0.20)	–	$10.51	7.55%	$81,543,635	0.45%	1.57%		0.46%	4.12%
Year Ended October 31, 2010 (d)	$8.69	0.17	1.22	1.39	(0.12)	–	(0.12)	–	$9.96	16.01%	$77,135,518	0.47%	1.76%		0.50%	4.48%
Year Ended October 31, 2009 (d)	$8.12	0.20	0.53	0.73	(0.16)	–	(0.16)	–	$8.69	9.42%	$69,764,415	0.48%	2.57%		0.56%	4.24%

Institutional Class Shares
Year Ended October 31, 2013 (d)	$11.79	0.27	2.85	3.12	(0.23)	(0.10)	(0.33)	–	$14.58	26.98%	$1,819,663,954	0.19%	2.07%		0.19%	3.67%
Year Ended October 31, 2012 (d)	$10.53	0.23	1.31	1.54	(0.21)	(0.07)	(0.28)	–	$11.79	14.96%	$1,968,477,602	0.21%	2.00%		0.21%	3.71%
Year Ended October 31, 2011 (d)	$9.97	0.19	0.60	0.79	(0.23)	–	(0.23)	–	$10.53	7.91%	$1,880,635,492	0.20%	1.82%		0.21%	4.12%
Year Ended October 31, 2010 (d)	$8.70	0.19	1.23	1.42	(0.15)	–	(0.15)	–	$9.97	16.41%	$1,768,870,557	0.22%	2.01%		0.25%	4.48%
Year Ended October 31, 2009 (d)	$8.13	0.17	0.58	0.75	(0.18)	–	(0.18)	–	$8.70	9.55%	$1,482,444,134	0.23%	2.25%		0.31%	4.24%

Service Class Shares
Year Ended October 31, 2013 (d)	$11.73	0.22	2.83	3.05	(0.18)	(0.10)	(0.28)	–	$14.50	26.44%	$403,929,280	0.59%	1.66%		0.59%	3.67%
Year Ended October 31, 2012 (d)	$10.46	0.18	1.32	1.50	(0.16)	(0.07)	(0.23)	–	$11.73	14.60%	$362,511,511	0.61%	1.60%		0.61%	3.71%
Year Ended October 31, 2011 (d)	$9.91	0.15	0.58	0.73	(0.18)	–	(0.18)	–	$10.46	7.42%	$348,833,896	0.60%	1.42%		0.61%	4.12%
Year Ended October 31, 2010 (d)	$8.66	0.15	1.22	1.37	(0.12)	–	(0.12)	–	$9.91	15.89%	$377,369,752	0.62%	1.63%		0.65%	4.48%
Year Ended October 31, 2009 (d)	$8.08	0.15	0.57	0.72	(0.14)	–	(0.14)	–	$8.66	9.27%	$381,086,600	0.63%	1.92%		0.72%	4.24%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

112

Fund Commentary	Nationwide Small Cap Index Fund

For the annual period ended October 31, 2013, the Nationwide Small Cap Index Fund (Institutional Class) returned 36.30% versus 36.28% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 710 funds as of October 31, 2013) was 35.39% for the same time period.

Small-cap stocks performed well during the annual period, with the Russell 2000® Index outperforming the broader S&P 500® by 9.10%. U.S. small cap stocks advanced late in the reporting period as the tenor of the U.S. central bank served to orchestrate a calmer tone in financial markets while the outlook for the global economy improved.

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last-minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable U.S. government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability and the region’s debt and banking problems were far from resolved.

U.S. stocks persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the U.S. Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that the central bank would continue to maintain its accommodative stance.

However, after peaking in late May, U.S. stock markets recoiled in response to comments from the U.S. Federal Reserve, which had hinted that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined during the remainder of the period due to concerns about the potential impact tighter monetary policy would have on financial markets and economic growth.

While rhetoric from the U.S. Federal Reserve about tapering (gradually reducing) its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) proved to be another source of investor anxiety. The U.S. recovery showed signs of weakening.

September was surprisingly positive for stocks as some key risks eased. For one, the Fed defied market expectations with its decision to maintain the existing pace of its asset purchase program. Additionally, many investors were relieved when the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. Elsewhere, the crisis in Syria abated enough that foreign military intervention seemed less likely to be warranted. These favorable developments resulted in U.S. stock market gains for the month even though prices declined in the final week, a time when investors turned their focus to political brinksmanship over U.S. fiscal policy negotiations, which ultimately led to a government shutdown at the close of the period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Edward Corallo and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. High double-digit returns are unusual and cannot be sustained. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

113

Fund Overview	Nationwide Small Cap Index Fund

Objective

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	97.0%
Repurchase Agreements	10.8%
Mutual Funds	2.9%
Rights††	0.0%
Warrant††	0.0%
Liabilities in excess of other assets†††	(10.7)%
100.0%

Top Industries ††††

Real Estate Investment Trusts (REITs)	6.5%
Commercial Banks	6.2%
Software	3.7%
Oil, Gas & Consumable Fuels	3.5%
Biotechnology	3.3%
Health Care Equipment & Supplies	3.1%
Machinery	2.9%
Specialty Retail	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Internet Software & Services	2.6%
Other Industries *	62.5%
100.0%

Top Holdings ††††

Fidelity Institutional Money Market Fund—Institutional Class	2.7%
CoStar Group, Inc.	0.3%
athenahealth, Inc.	0.3%
Acuity Brands, Inc.	0.2%
Middleby Corp. (The)	0.2%
Ultimate Software Group, Inc. (The)	0.2%
US Airways Group, Inc.	0.2%
Align Technology, Inc.	0.2%
Brunswick Corp.	0.2%
Rite Aid Corp.	0.2%
Other Holdings *	95.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

114

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	35.77%	16.53%	8.44%
	w/SC2	27.91%	15.17%	7.80%
Class B	w/o SC1	34.86%	15.87%	7.77%
	w/SC3	29.86%	15.65%	7.77%
Class C	w/o SC1	34.95%	15.84%	7.80%
	w/SC4	33.95%	15.84%	7.80%
Class R2[5,6,7]		35.71%	16.41%	8.38%
Institutional Class[5]		36.30%	17.00%	8.86%

Expense Ratios

Expense Ratio*
Class A	0.74%
Class B	1.34%
Class C	1.34%
Class R2	0.99%
Institutional Class	0.34%

*Current effective prospectus dated March 1, 2013. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

115

Fund Performance (con’t.)	Nationwide Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Small Cap Index Fund versus the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

116

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Cap Index Fund October 31, 2013			Beginning Account Value($) 05/01/13	Ending Account Value($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13	Expense Ratio During Period (%) 05/01/13 - 10/31/13
Class A Shares	Actual	[a]	1,000.00	1,166.80	3.66	0.67
	Hypothetical	[a,b]	1,000.00	1,021.83	3.41	0.67
Class B Shares	Actual	[a]	1,000.00	1,163.00	7.03	1.29
	Hypothetical	[a,b]	1,000.00	1,018.70	6.56	1.29
Class C Shares	Actual	[a]	1,000.00	1,163.00	6.92	1.27
	Hypothetical	[a,b]	1,000.00	1,018.80	6.46	1.27
Class R2 Shares	Actual	[a]	1,000.00	1,166.10	4.20	0.77
	Hypothetical	[a,b]	1,000.00	1,021.32	3.92	0.77
Institutional Class Shares	Actual	[a]	1,000.00	1,168.60	1.48	0.27
	Hypothetical	[a,b]	1,000.00	1,023.84	1.38	0.27

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

117

Statement of Investments

October 31, 2013

Nationwide Small Cap Index Fund

Common Stocks 97.0%

	Shares	Market Value

Aerospace & Defense 1.6%
AAR Corp.	18,802	$550,523
Aerovironment, Inc.*	8,765	237,619
American Science & Engineering, Inc.	3,851	253,319
API Technologies Corp.*	15,580	45,494
Astronics Corp., Class B*	1,189	57,397
Astronics Corp.*	5,943	291,564
Cubic Corp.	9,379	492,397
Curtiss-Wright Corp.	22,044	1,097,350
DigitalGlobe, Inc.*	35,154	1,118,600
Ducommun, Inc.*	5,027	124,971
Engility Holdings, Inc.*	8,133	251,879
Erickson Air-Crane, Inc.* (a)	1,867	36,593
Esterline Technologies Corp.*	14,754	1,182,681
GenCorp, Inc.* (a)	28,681	481,841
HEICO Corp.	31,342	1,679,318
Innovative Solutions & Support, Inc.	6,085	47,950
KEYW Holding Corp. (The)* (a)	15,087	173,500
Kratos Defense & Security Solutions, Inc.*	20,809	176,460
LMI Aerospace, Inc.*	4,791	75,219
Moog, Inc., Class A*	21,349	1,275,176
National Presto Industries, Inc. (a)	2,266	159,866
Orbital Sciences Corp.*	28,368	654,450
Sparton Corp.*	4,825	127,332
Taser International, Inc.*	24,269	431,260
Teledyne Technologies, Inc.*	17,631	1,565,985

		12,588,744

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	24,561	177,822
Atlas Air Worldwide Holdings, Inc.*	12,209	452,099
Echo Global Logistics, Inc.*	8,422	155,049
Forward Air Corp.	14,246	576,678
Hub Group, Inc., Class A*	17,474	641,820
Pacer International, Inc.*	16,424	131,063
Park-Ohio Holdings Corp.*	4,105	169,988
UTi Worldwide, Inc.	42,896	652,019
XPO Logistics, Inc.* (a)	13,942	281,350

		3,237,888

Airlines 0.7%
Allegiant Travel Co.	7,057	735,833
Hawaiian Holdings, Inc.* (a)	24,593	202,892
JetBlue Airways Corp.*	110,018	780,028
Republic Airways Holdings, Inc.*	23,256	273,956
SkyWest, Inc.	24,507	368,585
Spirit Airlines, Inc.*	28,453	1,227,747
US Airways Group, Inc.*	90,739	1,993,536

		5,582,577

Auto Components 1.0%
American Axle & Manufacturing Holdings, Inc.*	31,861	592,933
Cooper Tire & Rubber Co.	29,875	777,049

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Dana Holding Corp.	69,280	$1,357,888
Dorman Products, Inc.	11,922	579,528
Drew Industries, Inc.	10,753	540,446
Federal-Mogul Corp.*	9,315	190,864
Fox Factory Holding Corp.*	4,510	78,564
Fuel Systems Solutions, Inc.*	6,629	119,057
Gentherm, Inc.*	15,827	369,561
Modine Manufacturing Co.*	22,343	297,609
Remy International, Inc.	6,546	144,208
Shiloh Industries, Inc.	2,897	47,569
Spartan Motors, Inc.	15,855	107,655
Standard Motor Products, Inc.	9,391	339,579
Stoneridge, Inc.*	13,489	172,120
Superior Industries International, Inc.	11,008	206,400
Tenneco, Inc.*	28,704	1,523,321
Tower International, Inc.*	2,811	59,649

		7,504,000

Automobiles 0.1%
Winnebago Industries, Inc.*	13,306	394,656

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A* (a)	3,891	893,335
Coca-Cola Bottling Co. Consolidated	2,174	137,657
Craft Brew Alliance, Inc.*	5,126	83,144
National Beverage Corp.	5,239	95,926

		1,210,062

Biotechnology 3.7%
ACADIA Pharmaceuticals, Inc.* (a)	33,023	750,613
Achillion Pharmaceuticals, Inc.* (a)	45,675	114,644
Acorda Therapeutics, Inc.*	19,188	587,345
Aegerion Pharmaceuticals, Inc.*	13,599	1,126,269
Agios Pharmaceuticals, Inc.* (a)	3,185	73,765
Alnylam Pharmaceuticals, Inc.*	27,404	1,578,744
AMAG Pharmaceuticals, Inc.*	10,197	275,115
Amicus Therapeutics, Inc.* (a)	14,965	31,726
Anacor Pharmaceuticals, Inc.* (a)	11,979	155,847
Arena Pharmaceuticals, Inc.* (a)	103,148	452,820
Arqule, Inc.*	28,749	64,685
Array BioPharma, Inc.*	55,249	277,350
AVEO Pharmaceuticals, Inc.* (a)	25,081	51,918
Biotime, Inc.* (a)	17,715	64,305
Bluebird Bio, Inc.* (a)	3,140	66,725
Cell Therapeutics, Inc.* (a)	52,739	92,821
Celldex Therapeutics, Inc.*	38,114	873,192
Cellular Dynamics International, Inc.* (a)	1,703	24,029
Cepheid, Inc.* (a)	31,610	1,287,159
Chelsea Therapeutics International Ltd.* (a)	31,465	89,046
ChemoCentryx, Inc.* (a)	11,928	59,044
Chimerix, Inc.*	3,950	59,842
Clovis Oncology, Inc.*	7,556	386,187
Conatus Pharmaceuticals, Inc.* (a)	2,270	20,203

118

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Coronado Biosciences, Inc.* (a)	12,720	$21,242
Curis, Inc.*	38,100	152,019
Cytokinetics, Inc.* (a)	12,478	74,993
Cytori Therapeutics, Inc.* (a)	30,487	62,803
Dendreon Corp.* (a)	74,680	191,928
Durata Therapeutics, Inc.* (a)	6,281	60,800
Dyax Corp.*	56,208	462,030
Dynavax Technologies Corp.*	86,020	105,805
Emergent Biosolutions, Inc.*	12,985	253,597
Enanta Pharmaceuticals, Inc.* (a)	1,775	35,429
Enzon Pharmaceuticals, Inc.	16,880	24,982
Epizyme, Inc.* (a)	2,793	107,028
Esperion Therapeutics, Inc.*	1,951	30,572
Exact Sciences Corp.*	33,343	367,440
Exelixis, Inc.* (a)	86,928	428,555
Fibrocell Science, Inc.*	8,887	32,882
Galena Biopharma, Inc.* (a)	47,814	106,625
Genomic Health, Inc.* (a)	7,903	236,458
Geron Corp.*	61,651	243,521
GTx, Inc.* (a)	12,928	22,107
Halozyme Therapeutics, Inc.* (a)	42,032	489,673
Hyperion Therapeutics, Inc.* (a)	3,929	78,698
Idenix Pharmaceuticals, Inc.* (a)	47,206	155,308
ImmunoGen, Inc.* (a)	39,981	658,087
Immunomedics, Inc.* (a)	34,712	131,558
Infinity Pharmaceuticals, Inc.*	22,671	307,192
Insmed, Inc.*	16,392	233,422
Insys Therapeutics, Inc.*	2,372	94,619
Intercept Pharmaceuticals, Inc.*	3,370	182,789
InterMune, Inc.*	38,625	544,226
Intrexon Corp.* (a)	5,418	114,862
Ironwood Pharmaceuticals, Inc.* (a)	44,007	422,907
Isis Pharmaceuticals, Inc.* (a)	52,952	1,761,713
KaloBios Pharmaceuticals, Inc.*	5,270	21,133
Keryx Biopharmaceuticals, Inc.*	38,740	400,959
KYTHERA Biopharmaceuticals, Inc.* (a)	5,443	243,357
Lexicon Pharmaceuticals, Inc.*	107,428	257,827
Ligand Pharmaceuticals, Inc., Class B*	8,427	436,181
MannKind Corp.* (a)	70,443	344,466
MEI Pharma, Inc.* (a)	4,615	37,012
Merrimack Pharmaceuticals, Inc.* (a)	45,717	122,522
MiMedx Group, Inc.* (a)	39,650	210,145
Momenta Pharmaceuticals, Inc.*	22,336	366,087
Nanosphere, Inc.*	24,681	48,128
Neurocrine Biosciences, Inc.*	31,583	298,143
NewLink Genetics Corp.* (a)	7,973	133,548
Novavax, Inc.* (a)	85,426	264,821
NPS Pharmaceuticals, Inc.*	47,325	1,362,013
OncoGenex Pharmaceutical, Inc.*	7,105	49,948
OncoMed Pharmaceuticals, Inc.* (a)	2,071	28,808
Onconova Therapeutics, Inc.*	2,711	42,671
Opko Health, Inc.* (a)	89,365	895,437
Orexigen Therapeutics, Inc.*	44,833	218,785

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Osiris Therapeutics, Inc.* (a)	7,845	$104,417
OvaScience, Inc.*	4,277	41,359
PDL BioPharma, Inc. (a)	66,607	538,851
Peregrine Pharmaceuticals, Inc.* (a)	70,951	91,527
Portola Pharmaceuticals, Inc.* (a)	4,898	108,491
Progenics Pharmaceuticals, Inc.*	28,155	102,484
Prothena Corp. PLC*	6,416	154,241
PTC Therapeutics, Inc.* (a)	4,398	79,120
Puma Biotechnology, Inc.*	10,485	401,680
Raptor Pharmaceutical Corp.* (a)	28,232	405,976
Receptos, Inc.*	2,673	68,322
Regulus Therapeutics, Inc.*	4,911	34,230
Repligen Corp.*	14,879	162,776
Rigel Pharmaceuticals, Inc.*	41,174	127,228
Sangamo BioSciences, Inc.* (a)	28,708	268,994
Sarepta Therapeutics, Inc.* (a)	15,879	618,328
SIGA Technologies, Inc.* (a)	17,784	60,999
Spectrum Pharmaceuticals, Inc. (a)	29,992	257,631
Stemline Therapeutics, Inc.*	4,329	120,476
Sunesis Pharmaceuticals, Inc.* (a)	15,665	78,482
Synageva BioPharma Corp.* (a)	8,925	453,390
Synergy Pharmaceuticals, Inc.* (a)	38,139	154,082
Synta Pharmaceuticals Corp.* (a)	19,166	87,014
Targacept, Inc.*	13,508	64,163
TESARO, Inc.*	6,333	243,820
Tetraphase Pharmaceuticals, Inc.*	5,540	69,416
TG Therapeutics, Inc.* (a)	7,497	27,064
Threshold Pharmaceuticals, Inc.* (a)	22,111	95,962
Vanda Pharmaceuticals, Inc.*	15,736	112,670
Verastem, Inc.*	8,066	80,660
Vical, Inc.*	37,182	46,477
XOMA Corp.* (a)	32,818	148,009
ZIOPHARM Oncology, Inc.* (a)	31,657	112,066

		28,061,660

Building Products 0.7%
AAON, Inc.	13,279	358,666
American Woodmark Corp.*	4,771	161,832
Apogee Enterprises, Inc.	13,662	427,347
Builders FirstSource, Inc.*	21,208	157,151
Gibraltar Industries, Inc.*	14,479	231,809
Griffon Corp.	21,140	264,884
Insteel Industries, Inc.	8,447	140,136
NCI Building Systems, Inc.*	9,869	142,410
Nortek, Inc.*	4,247	298,012
Patrick Industries, Inc.*	3,157	98,751
PGT, Inc.*	15,850	165,632
Ply Gem Holdings, Inc.*	7,514	111,959
Quanex Building Products Corp.	17,688	314,493
Simpson Manufacturing Co., Inc.	19,032	674,684
Trex Co., Inc.*	8,104	569,063
Universal Forest Products, Inc.	9,239	488,928
USG Corp.*	32,345	883,342

		5,489,099

119

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets 2.6%
Apollo Investment Corp.	106,529	$908,692
Arlington Asset Investment Corp., Class A	6,284	155,026
BGC Partners, Inc., Class A	60,360	321,115
BlackRock Kelso Capital Corp.	35,293	331,401
Calamos Asset Management, Inc., Class A	9,317	91,493
Capital Southwest Corp.	6,399	210,335
CIFC Corp.	3,396	26,828
Cohen & Steers, Inc. (a)	8,893	341,136
Cowen Group, Inc., Class A*	46,122	183,104
Diamond Hill Investment Group, Inc.	1,325	146,108
Evercore Partners, Inc., Class A	14,915	752,760
FBR & Co.*	4,105	108,783
Fidus Investment Corp. (a)	6,475	131,507
Fifth Street Finance Corp.	65,043	663,439
Financial Engines, Inc.	23,074	1,289,144
FXCM, Inc., Class A	17,379	284,842
GAMCO Investors, Inc., Class A	2,835	202,731
Garrison Capital, Inc.	2,903	42,761
GFI Group, Inc.	32,641	113,264
Gladstone Capital Corp.	9,972	87,953
Gladstone Investment Corp.	12,442	87,965
Golub Capital BDC, Inc. (a)	17,709	311,678
Greenhill & Co., Inc.	13,358	685,265
GSV Capital Corp.* (a)	9,147	139,858
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	7,165	87,771
Hercules Technology Growth Capital, Inc.	29,244	451,527
HFF, Inc., Class A	15,678	384,895
Horizon Technology Finance Corp.	3,919	52,828
ICG Group, Inc.*	17,944	292,667
INTL. FCStone, Inc.*	6,595	134,934
Investment Technology Group, Inc.*	17,637	282,545
Janus Capital Group, Inc.	70,717	697,977
JMP Group, Inc.	7,432	47,639
KCAP Financial, Inc.	13,466	113,518
KCG Holdings, Inc., Class A*	33,638	293,996
Ladenburg Thalmann Financial Services, Inc.*	49,336	103,606
Main Street Capital Corp. (a)	18,535	563,464
Manning & Napier, Inc.	6,387	106,024
MCG Capital Corp.	33,886	159,603
Medallion Financial Corp.	8,864	134,556
Medley Capital Corp.	19,173	267,272
MVC Capital, Inc.	10,614	146,792
New Mountain Finance Corp.	19,555	277,290
NGP Capital Resources Co.	9,836	73,180
Oppenheimer Holdings, Inc., Class A	4,580	90,821
PennantPark Floating Rate Capital Ltd. (a)	6,911	91,847
PennantPark Investment Corp.	31,663	356,525
Piper Jaffray Cos.*	7,643	274,307
Prospect Capital Corp. (a)	130,452	1,479,326
Pzena Investment Management, Inc., Class A	5,496	39,516
RCS Capital Corp., Class A (a)	733	12,901
Safeguard Scientifics, Inc.*	9,887	172,528

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Silvercrest Asset Management Group, Inc., Class A*	2,502	$36,955
Solar Capital Ltd.	21,402	491,176
Solar Senior Capital Ltd.	5,440	99,226
Stellus Capital Investment Corp. (a)	5,797	86,028
Stifel Financial Corp.*	30,002	1,228,582
SWS Group, Inc.*	13,801	77,700
TCP Capital Corp.	13,766	229,479
THL Credit, Inc.	16,272	264,420
TICC Capital Corp. (a)	25,137	251,370
Triangle Capital Corp. (a)	13,125	390,600
Virtus Investment Partners, Inc.*	3,193	649,839
Walter Investment Management Corp.* (a)	17,483	660,333
Westwood Holdings Group, Inc.	3,292	175,562
WhiteHorse Finance, Inc. (a)	3,290	50,699
WisdomTree Investments, Inc.*	47,543	660,848

		20,159,860

Chemicals 2.3%
A. Schulman, Inc.	13,905	460,534
Advanced Emissions Solutions, Inc.*	4,763	179,898
American Pacific Corp.*	2,799	127,410
American Vanguard Corp.	13,557	353,838
Arabian American Development Co.*	9,595	87,314
Axiall Corp.	32,924	1,280,414
Balchem Corp.	13,952	798,892
Calgon Carbon Corp.*	25,603	510,780
Chase Corp.*	2,985	90,326
Chemtura Corp.*	46,217	1,132,316
Ferro Corp.*	34,314	440,249
Flotek Industries, Inc.*	22,616	483,530
FutureFuel Corp.	10,310	179,497
GSE Holding, Inc.*	3,637	10,256
H.B. Fuller Co.	23,701	1,134,567
Hawkins, Inc.	4,439	159,848
Innophos Holdings, Inc.	10,371	519,795
Innospec, Inc.	11,117	512,049
Intrepid Potash, Inc. (a)	25,940	385,209
KMG Chemicals, Inc.	3,937	78,661
Koppers Holdings, Inc.	9,814	436,821
Kraton Performance Polymers, Inc.*	15,400	327,558
Landec Corp.*	12,246	143,401
LSB Industries, Inc.*	9,054	332,463
Marrone Bio Innovations, Inc.*	2,437	42,355
Minerals Technologies, Inc.	16,404	928,959
Olin Corp. (a)	38,048	856,460
OM Group, Inc.*	15,124	514,216
OMNOVA Solutions, Inc.*	22,273	193,775
Penford Corp.*	4,572	62,179
PolyOne Corp.	46,880	1,420,464
Quaker Chemical Corp.	6,216	471,857
Sensient Technologies Corp.	23,597	1,230,112
Stepan Co.	8,902	524,061

120

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Taminco Corp.* (a)	7,469	$149,156
Tredegar Corp.	11,641	340,150
Zep, Inc.	10,700	212,823
Zoltek Cos., Inc.*	13,017	217,384

		17,329,577

Commercial Banks 6.9%
1st Source Corp.	7,165	224,838
1st United Bancorp, Inc.	14,430	110,245
Access National Corp.	3,518	51,117
American National Bankshares, Inc.	3,693	84,717
Ameris Bancorp*	11,315	207,064
Ames National Corp. (a)	4,355	98,118
Arrow Financial Corp. (a)	5,261	135,786
Bancfirst Corp.	3,366	187,049
Banco Latinoamericano de Comercio Exterior SA, Class E	13,933	365,463
Bancorp, Inc. (The)*	15,580	251,929
BancorpSouth, Inc.	44,921	992,754
Bank of Kentucky Financial Corp. (The)	2,900	83,549
Bank of Marin Bancorp	2,500	106,375
Bank of the Ozarks, Inc.	14,661	725,426
Banner Corp.	9,221	352,795
Bar Harbor Bankshares	1,848	69,744
BBCN Bancorp, Inc.	37,420	554,939
BNC Bancorp	8,825	115,696
Boston Private Financial Holdings, Inc.	37,794	430,474
Bridge Bancorp, Inc.	4,570	105,521
Bridge Capital Holdings*	4,650	81,794
Bryn Mawr Bank Corp.	6,424	178,973
C&F Financial Corp. (a)	1,533	82,644
Camden National Corp.	3,627	146,349
Capital Bank Financial Corp., Class A*	11,664	259,174
Capital City Bank Group, Inc.*	5,941	73,074
Cardinal Financial Corp.	14,381	237,287
Cascade Bancorp* (a)	2,677	13,840
Cathay General Bancorp	37,114	914,118
Center Bancorp, Inc.	5,708	85,392
Centerstate Banks, Inc.	14,426	142,240
Central Pacific Financial Corp.	10,332	190,315
Century Bancorp, Inc., Class A	1,562	50,765
Chemical Financial Corp.	13,973	409,269
Chemung Financial Corp.	1,764	62,146
Citizens & Northern Corp.	5,876	116,110
City Holding Co.	7,446	338,793
CNB Financial Corp.	6,065	121,361
CoBiz Financial, Inc.	16,745	181,683
Columbia Banking System, Inc.	24,174	621,030
Community Bank System, Inc.	18,998	689,817
Community Trust Bancorp, Inc.	6,639	282,755
CommunityOne Bancorp*	4,936	53,111
ConnectOne Bancorp, Inc.*	802	30,484
CU Bancorp*	4,401	81,859

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Customers Bancorp, Inc.*	9,499	$159,108
CVB Financial Corp.	43,550	633,217
Eagle Bancorp, Inc.*	10,587	280,026
Enterprise Bancorp, Inc.	3,466	67,726
Enterprise Financial Services Corp.	8,559	154,319
Farmers Capital Bank Corp.* (a)	3,615	74,252
Fidelity Southern Corp.	6,887	105,159
Financial Institutions, Inc.	6,556	155,181
First Bancorp, Inc.	4,659	81,113
First Bancorp, North Carolina	9,463	141,756
First BanCorp, Puerto Rico*	34,169	189,638
First Busey Corp.	34,455	178,132
First Commonwealth Financial Corp.	46,548	404,502
First Community Bancshares, Inc.	8,459	141,181
First Connecticut Bancorp, Inc.	7,969	116,985
First Financial Bancorp	27,571	427,902
First Financial Bankshares, Inc. (a)	14,879	915,207
First Financial Corp.	5,331	184,133
First Financial Holdings, Inc.	11,313	677,988
First Interstate BancSystem, Inc.	8,299	208,388
First Merchants Corp.	13,634	256,319
First Midwest Bancorp, Inc.	35,556	591,296
First NBC Bank Holding Co.*	1,956	52,127
First of Long Island Corp. (The)	3,764	148,113
First Security Group, Inc.*	30,116	61,135
FirstMerit Corp.	78,335	1,759,404
Flushing Financial Corp.	14,615	293,615
FNB Corp.	70,300	879,453
German American Bancorp, Inc.	5,998	163,026
Glacier Bancorp, Inc.	33,991	939,171
Great Southern Bancorp, Inc.	4,893	137,395
Guaranty Bancorp	7,089	95,702
Hampton Roads Bankshares, Inc.*	15,979	22,530
Hancock Holding Co.	40,025	1,312,020
Hanmi Financial Corp.	14,968	261,641
Heartland Financial USA, Inc.	7,032	186,278
Heritage Commerce Corp.	9,878	76,950
Heritage Financial Corp.	7,331	118,249
Heritage Oaks Bancorp*	9,750	66,788
Home BancShares, Inc.	21,318	722,254
Home Federal Bancorp, Inc.	6,789	105,841
HomeTrust Bancshares, Inc.*	9,892	159,756
Horizon Bancorp	4,070	88,360
Hudson Valley Holding Corp.	7,802	144,259
IBERIABANK Corp.	13,976	816,618
Independent Bank Corp.	10,853	389,406
Independent Bank Group, Inc.	1,791	67,574
International Bancshares Corp.	25,277	577,579
Intervest Bancshares Corp.*	8,674	63,233
Investors Bancorp, Inc.	20,899	495,515
Lakeland Bancorp, Inc.	16,911	192,785
Lakeland Financial Corp.	7,799	277,566
LCNB Corp. (a)	2,906	58,556

121

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Macatawa Bank Corp.* (a)	11,437	$56,156
MainSource Financial Group, Inc.	9,569	155,209
MB Financial, Inc.	25,957	770,923
Mercantile Bank Corp.	4,201	91,750
Merchants Bancshares, Inc.	2,658	79,687
Metro Bancorp, Inc.*	6,687	142,701
MetroCorp Bancshares, Inc.	7,537	108,005
Middleburg Financial Corp.	2,449	44,866
MidSouth Bancorp, Inc.	3,979	60,401
MidWestOne Financial Group, Inc.	3,274	86,499
National Bank Holdings Corp., Class A	24,784	520,464
National Bankshares, Inc. (a)	3,358	118,034
National Penn Bancshares, Inc.	55,486	575,390
NBT Bancorp, Inc.	20,781	506,433
NewBridge Bancorp*	12,134	90,520
Northrim BanCorp, Inc.	3,047	76,480
OFG Bancorp	21,647	320,592
Old National Bancorp	48,047	698,603
OmniAmerican Bancorp, Inc.*	5,426	118,938
Pacific Continental Corp.	8,651	119,211
Pacific Premier Bancorp, Inc.*	7,937	110,404
PacWest Bancorp (a)	17,966	683,606
Palmetto Bancshares, Inc.* (a)	2,067	27,739
Park National Corp. (a)	5,474	433,650
Park Sterling Corp.	21,016	136,814
Peapack Gladstone Financial Corp.	4,351	79,797
Penns Woods Bancorp, Inc.	2,287	117,094
Peoples Bancorp, Inc.	5,083	113,961
Pinnacle Financial Partners, Inc.*	16,584	514,104
Preferred Bank, Los Angeles*	5,501	105,729
PrivateBancorp, Inc.	30,453	741,835
Prosperity Bancshares, Inc.	28,494	1,779,450
Renasant Corp.	14,496	415,745
Republic Bancorp, Inc., Class A	4,648	106,997
S&T Bancorp, Inc.	14,095	345,609
Sandy Spring Bancorp, Inc.	11,829	289,692
Seacoast Banking Corp. of Florida*	35,222	80,306
Sierra Bancorp	5,854	110,816
Simmons First National Corp., Class A	7,839	256,649
Southside Bancshares, Inc.	8,504	232,159
Southwest Bancorp, Inc.*	9,310	149,053
State Bank Financial Corp.	15,152	258,493
StellarOne Corp.	10,770	250,726
Sterling Bancorp	14,744	217,474
Sterling Financial Corp.	16,034	464,345
Suffolk Bancorp*	5,570	108,894
Sun Bancorp, Inc.*	19,307	63,713
Susquehanna Bancshares, Inc.	88,287	1,040,462
SY Bancorp, Inc.	6,644	199,386
Taylor Capital Group, Inc.*	8,187	188,301
Texas Capital Bancshares, Inc.*	19,233	1,001,078
Tompkins Financial Corp.	6,879	339,272
TowneBank (a)	12,473	181,607

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
TriCo Bancshares	7,602	$192,255
Tristate Capital Holdings, Inc.* (a)	3,233	40,445
Trustmark Corp.	31,842	864,829
UMB Financial Corp.	16,824	991,270
Umpqua Holdings Corp. (a)	53,027	868,052
Union First Market Bankshares Corp. (a)	9,528	229,815
United Bankshares, Inc. (a)	17,603	520,697
United Community Banks, Inc.*	20,414	318,254
Univest Corp. of Pennsylvania	7,962	159,001
VantageSouth Bancshares, Inc.* (a)	5,673	27,741
ViewPoint Financial Group, Inc.	18,932	412,907
Virginia Commerce Bancorp, Inc.*	12,823	205,553
Washington Banking Co.	7,327	124,632
Washington Trust Bancorp, Inc.	6,879	226,250
Webster Financial Corp.	42,532	1,186,217
WesBanco, Inc.	12,299	361,591
West Bancorporation, Inc.	6,851	94,681
Westamerica Bancorporation (a)	12,794	658,635
Western Alliance Bancorp*	34,877	737,649
Wilshire Bancorp, Inc.	29,384	248,882
Wintrust Financial Corp.	17,408	757,422
Yadkin Financial Corp.*	6,783	111,377

		52,798,386

Commercial Services & Supplies 2.0%
ABM Industries, Inc.	25,702	707,062
ACCO Brands Corp.*	53,717	314,244
Acorn Energy, Inc. (a)	9,500	35,720
ARC Document Solutions, Inc.*	16,692	104,158
Brink’s Co. (The)	22,523	707,222
Casella Waste Systems, Inc., Class A*	18,053	106,693
CECO Environmental Corp.	8,191	144,571
Cenveo, Inc.*	26,186	82,224
CompX International, Inc.	423	6,002
Consolidated Graphics, Inc.*	3,428	219,701
Costa, Inc.*	4,408	88,689
Courier Corp.	5,480	93,105
Deluxe Corp.	24,006	1,130,443
EnerNOC, Inc.*	12,431	206,728
Ennis, Inc.	12,361	219,408
G&K Services, Inc., Class A	9,197	573,893
Healthcare Services Group, Inc.	32,229	882,752
Heritage-Crystal Clean, Inc.*	4,186	73,967
Herman Miller, Inc.	27,529	835,230
HNI Corp.	21,360	829,836
InnerWorkings, Inc.* (a)	20,968	200,664
Interface, Inc.	28,058	568,175
Intersections, Inc.	4,714	40,399
Kimball International, Inc., Class B	15,289	178,881
Knoll, Inc.	22,824	374,770
McGrath RentCorp	11,844	422,475
Mine Safety Appliances Co.	13,377	644,236
Mobile Mini, Inc.*	18,077	652,941

122

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Multi-Color Corp.	5,775	$201,143
NL Industries, Inc.	3,319	38,700
Performant Financial Corp.*	10,553	105,213
Quad/Graphics, Inc. (a)	11,827	412,999
Schawk, Inc.	6,380	93,276
Standard Parking Corp.*	7,099	187,911
Steelcase, Inc., Class A	39,921	654,305
Swisher Hygiene, Inc.* (a)	55,392	33,446
Team, Inc.*	9,660	360,221
Tetra Tech, Inc.*	30,592	799,369
TRC Cos., Inc.*	7,694	59,167
UniFirst Corp.	6,913	710,795
United Stationers, Inc.	19,076	847,737
US Ecology, Inc.	8,721	310,032
Viad Corp.	9,643	257,468
West Corp.	10,124	222,930

		15,738,901

Communications Equipment 1.8%
ADTRAN, Inc.	28,043	658,450
Alliance Fiber Optic Products, Inc. (a)	5,465	101,485
Anaren, Inc.*	5,463	136,466
ARRIS Group, Inc.*	55,104	984,157
Aruba Networks, Inc.*	53,545	1,004,504
Aviat Networks, Inc.*	28,228	58,150
Bel Fuse, Inc., Class B	4,557	95,879
Black Box Corp.	7,594	190,154
CalAmp Corp.*	16,595	390,480
Calix, Inc.*	18,982	193,047
Ciena Corp.* (a)	47,890	1,114,400
Comtech Telecommunications Corp.	7,949	238,629
Digi International, Inc.*	12,072	121,686
Emulex Corp.*	43,026	323,986
Extreme Networks, Inc.*	43,956	235,604
Finisar Corp.*	43,992	1,012,256
Globecomm Systems, Inc.*	11,164	156,631
Harmonic, Inc.*	47,939	350,434
Infinera Corp.* (a)	54,818	559,692
InterDigital, Inc.	19,483	754,966
Ixia*	26,709	378,734
KVH Industries, Inc.*	7,405	101,745
NETGEAR, Inc.*	18,205	523,576
Numerex Corp., Class A* (a)	6,707	79,210
Oplink Communications, Inc.*	8,990	164,068
ParkerVision, Inc.* (a)	41,888	114,773
PC-Tel, Inc.	8,840	81,416
Plantronics, Inc.	20,335	873,185
Procera Networks, Inc.* (a)	9,729	137,665
Ruckus Wireless, Inc.* (a)	20,654	299,483
ShoreTel, Inc.*	27,828	221,233
Sonus Networks, Inc.*	102,285	306,855
Symmetricom, Inc.*	18,953	135,893
Tellabs, Inc.	168,035	410,005

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
TESSCO Technologies, Inc.	2,573	$91,161
Ubiquiti Networks, Inc. (a)	5,942	229,242
ViaSat, Inc.*	18,641	1,232,543
Westell Technologies, Inc., Class A*	21,527	77,282

		14,139,125

Computers & Peripherals 0.5%
Avid Technology, Inc.*	14,461	107,734
Cray, Inc.*	18,746	419,161
Datalink Corp.*	9,010	92,533
Electronics For Imaging, Inc.*	21,941	752,796
Fusion-io, Inc.* (a)	36,015	387,161
Hutchinson Technology, Inc.*	11,433	42,531
Imation Corp.*	16,329	75,930
Immersion Corp.*	13,203	167,942
QLogic Corp.*	42,133	520,343
Quantum Corp.*	100,471	124,584
Silicon Graphics International Corp.*	16,009	204,435
Super Micro Computer, Inc.*	15,047	209,454
Synaptics, Inc.* (a)	15,279	710,473

		3,815,077

Construction & Engineering 0.8%
Aegion Corp.*	18,609	381,484
Ameresco, Inc., Class A*	9,606	100,479
Argan, Inc.	6,678	148,585
Comfort Systems USA, Inc.	17,762	330,906
Dycom Industries, Inc.*	15,590	462,244
EMCOR Group, Inc.	31,693	1,174,543
Furmanite Corp.*	17,883	201,184
Granite Construction, Inc.	18,248	590,323
Great Lakes Dredge & Dock Corp.	28,379	230,437
Layne Christensen Co.*	9,436	182,492
MasTec, Inc.*	28,105	898,517
MYR Group, Inc.*	10,037	265,479
Northwest Pipe Co.*	4,438	159,901
Orion Marine Group, Inc.*	12,979	162,238
Pike Electric Corp.	12,621	136,433
Primoris Services Corp.	16,633	433,123
Sterling Construction Co., Inc.*	8,104	77,798
Tutor Perini Corp.*	17,311	397,287

		6,333,453

Construction Materials 0.1%
Headwaters, Inc.*	34,769	303,533
Texas Industries, Inc.*	10,268	551,392
United States Lime & Minerals, Inc.*	877	48,726
US Concrete, Inc.*	6,716	146,745

		1,050,396

Consumer Finance 0.8%
Cash America International, Inc. (a)	13,515	533,167
Consumer Portfolio Services, Inc.*	8,750	58,800

123

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Consumer Finance (continued)
Credit Acceptance Corp.*	3,360	$397,488
DFC Global Corp.*	19,172	231,981
Encore Capital Group, Inc.*	11,759	574,427
EZCORP, Inc., Class A*	24,161	380,053
First Cash Financial Services, Inc.*	13,750	831,738
First Marblehead Corp. (The)*	44,845	43,051
Green Dot Corp., Class A*	12,253	262,949
Imperial Holdings, Inc.*	8,273	48,480
Nelnet, Inc., Class A	10,837	461,981
Nicholas Financial, Inc.	4,874	78,228
Portfolio Recovery Associates, Inc.*	23,937	1,423,055
Regional Management Corp.*	2,519	80,633
World Acceptance Corp.* (a)	4,402	458,336

		5,864,367

Containers & Packaging 0.2%
AEP Industries, Inc.*	2,073	123,178
Berry Plastics Group, Inc.*	26,202	526,136
Graphic Packaging Holding Co.*	99,396	834,926
Myers Industries, Inc.	13,332	237,576
UFP Technologies, Inc.*	2,539	58,524

		1,780,340

Distributors 0.2%
Core-Mark Holding Co., Inc.	5,409	382,579
Pool Corp.	22,010	1,196,904
Stock Building Supply Holdings, Inc.*	3,331	51,297
VOXX International Corp.*	8,790	136,333
Weyco Group, Inc. (a)	2,980	85,615

		1,852,728

Diversified Consumer Services 1.3%
American Public Education, Inc.*	8,237	329,727
Ascent Capital Group, Inc., Class A*	6,643	560,802
Bridgepoint Education, Inc.*	8,515	166,894
Bright Horizons Family Solutions, Inc.*	5,539	206,328
Capella Education Co.* (a)	5,193	316,358
Career Education Corp.*	25,762	141,176
Carriage Services, Inc.	7,427	149,208
Corinthian Colleges, Inc.* (a)	37,330	79,886
Education Management Corp.* (a)	11,339	173,487
Grand Canyon Education, Inc.*	21,430	1,012,996
Hillenbrand, Inc.	26,021	734,313
ITT Educational Services, Inc.* (a)	11,007	441,601
JTH Holding, Inc., Class A* (a)	2,138	42,226
K12, Inc.*	12,893	235,684
LifeLock, Inc.*	28,738	462,394
Lincoln Educational Services Corp.	11,770	56,261
Mac-Gray Corp.	5,367	113,136
Matthews International Corp., Class A	13,022	528,693
Outerwall, Inc.* (a)	13,241	860,400
Regis Corp.	22,132	320,914
Sotheby’s	32,262	1,674,398

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
Steiner Leisure Ltd.*	6,962	$390,011
Stewart Enterprises, Inc., Class A	34,269	452,693
Strayer Education, Inc. (a)	5,126	202,631
Universal Technical Institute, Inc.	10,077	133,923

		9,786,140

Diversified Financial Services 0.3%
California First National Bancorp	1,284	22,919
Gain Capital Holdings, Inc.	5,137	53,784
MarketAxess Holdings, Inc.	17,690	1,153,919
Marlin Business Services Corp.	3,894	107,358
NewStar Financial, Inc.*	12,410	216,058
PHH Corp.*	26,896	646,849
PICO Holdings, Inc.*	10,762	252,692
Resource America, Inc., Class A	5,834	50,347

		2,503,926

Diversified Telecommunication Services 0.6%
8x8, Inc.*	34,172	391,611
Atlantic Tele-Network, Inc.	4,240	234,981
Cbeyond, Inc.*	12,708	81,840
Cincinnati Bell, Inc.*	98,898	282,848
Cogent Communications Group, Inc.	22,306	783,610
Consolidated Communications Holdings, Inc.	19,091	355,665
FairPoint Communications, Inc.* (a)	9,783	91,373
General Communication, Inc., Class A*	15,001	142,660
Hawaiian Telcom Holdco, Inc.* (a)	4,693	124,740
HickoryTech Corp.	6,266	83,839
IDT Corp., Class B	7,228	158,221
inContact, Inc.*	24,931	189,226
Inteliquent, Inc.	15,424	198,198
Iridium Communications, Inc.* (a)	30,355	183,041
Lumos Networks Corp.	7,265	159,903
magicJack VocalTec Ltd.* (a)	8,746	98,655
ORBCOMM, Inc.*	17,419	105,037
Premiere Global Services, Inc.*	22,749	204,968
PTGi Holding, Inc.	6,395	22,510
Straight Path Communications, Inc., Class B*	3,936	21,491
Towerstream Corp.* (a)	30,836	74,006
Vonage Holdings Corp.*	71,904	268,202

		4,256,625

Electric Utilities 1.3%
ALLETE, Inc.	18,897	954,865
Cleco Corp.	28,531	1,322,127
El Paso Electric Co.	19,017	668,828
Empire District Electric Co. (The)	20,259	455,625
IDACORP, Inc.	23,702	1,223,023
MGE Energy, Inc.	10,894	613,441
NRG Yield, Inc., Class A*	10,555	373,858
Otter Tail Corp.	17,143	511,376
PNM Resources, Inc.	37,694	901,641
Portland General Electric Co.	35,919	1,030,875
UIL Holdings Corp.	26,653	1,026,674

124

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
Unitil Corp.	6,595	$199,301
UNS Energy Corp.	19,578	968,719

		10,250,353

Electrical Equipment 1.5%
Acuity Brands, Inc.	20,272	2,037,539
American Superconductor Corp.* (a)	23,738	51,749
AZZ, Inc.	12,063	541,629
Brady Corp., Class A	21,840	637,509
Capstone Turbine Corp.* (a)	144,288	183,246
Coleman Cable, Inc.	4,264	104,894
Encore Wire Corp.	9,774	484,106
EnerSys, Inc.	22,719	1,507,406
Enphase Energy, Inc.* (a)	7,354	55,523
Franklin Electric Co., Inc.	22,274	843,071
FuelCell Energy, Inc.* (a)	74,409	99,708
Generac Holdings, Inc.	24,335	1,200,932
General Cable Corp.	23,358	769,179
Global Power Equipment Group, Inc.	8,027	163,430
GrafTech International Ltd.* (a)	55,367	492,766
II-VI, Inc.*	24,114	411,385
LSI Industries, Inc.	10,334	95,176
Polypore International, Inc.* (a)	21,974	993,225
Powell Industries, Inc.*	4,351	273,373
Power Solutions International, Inc.*	999	58,202
PowerSecure International, Inc.*	10,267	185,627
Preformed Line Products Co.	1,191	100,068
Revolution Lighting Technologies, Inc.* (a)	14,591	43,627
Thermon Group Holdings, Inc.*	12,863	302,409
Vicor Corp.*	8,493	74,823

		11,710,602

Electronic Equipment, Instruments & Components 2.6%
Aeroflex Holding Corp.*	9,331	72,315
Agilysys, Inc.*	6,835	80,311
Anixter International, Inc.*	12,756	1,090,510
Audience, Inc.*	4,683	53,480
Badger Meter, Inc.	6,805	353,928
Belden, Inc.	20,755	1,395,981
Benchmark Electronics, Inc.*	25,700	584,161
Checkpoint Systems, Inc.*	19,404	330,256
Cognex Corp.	40,945	1,279,531
Coherent, Inc.	11,388	753,772
Control4 Corp.* (a)	1,948	32,045
CTS Corp.	15,842	294,978
Daktronics, Inc.	17,357	207,590
DTS, Inc.*	8,629	172,580
Electro Rent Corp.	8,971	162,734
Electro Scientific Industries, Inc.	11,201	134,188
Fabrinet*	13,417	224,601
FARO Technologies, Inc.*	8,079	383,752
FEI Co.	19,690	1,753,985
GSI Group, Inc.*	14,241	142,125

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Insight Enterprises, Inc.*	20,563	$433,262
InvenSense, Inc.* (a)	26,904	454,409
Itron, Inc.*	18,487	788,840
KEMET Corp.*	20,959	118,838
Littelfuse, Inc.	10,355	880,486
Maxwell Technologies, Inc.*	13,786	103,395
Measurement Specialties, Inc.*	7,299	406,773
Mercury Systems, Inc.*	15,259	140,688
Mesa Laboratories, Inc.	1,232	85,784
Methode Electronics, Inc.	17,536	448,571
MTS Systems Corp.	7,464	487,548
Multi-Fineline Electronix, Inc.*	4,209	56,443
Neonode, Inc.* (a)	12,788	69,183
Newport Corp.*	18,471	293,135
OSI Systems, Inc.*	9,427	686,663
Park Electrochemical Corp.	9,834	275,844
PC Connection, Inc.	4,454	89,035
Plexus Corp.*	16,115	616,882
Radisys Corp.*	11,326	34,205
RealD, Inc.* (a)	19,133	132,400
Richardson Electronics Ltd.	5,485	63,187
Rofin-Sinar Technologies, Inc.*	13,350	350,437
Rogers Corp.*	8,073	492,130
Sanmina Corp.*	39,141	569,893
ScanSource, Inc.*	13,164	506,287
SYNNEX Corp.*	12,382	759,017
TTM Technologies, Inc.*	25,011	218,846
Uni-Pixel, Inc.* (a)	4,773	78,516
Universal Display Corp.* (a)	19,034	607,185
Viasystems Group, Inc.*	1,692	25,380
Vishay Precision Group, Inc.*	5,744	94,202
Zygo Corp.*	7,790	120,278

		19,990,565

Energy Equipment & Services 1.9%
Basic Energy Services, Inc.*	14,219	208,593
Bolt Technology Corp.	4,076	72,920
Bristow Group, Inc.	17,045	1,371,611
C&J Energy Services, Inc.* (a)	21,340	491,674
Cal Dive International, Inc.* (a)	45,682	89,993
CARBO Ceramics, Inc. (a)	9,337	1,170,300
Dawson Geophysical Co.*	3,776	110,410
Era Group, Inc.*	9,528	301,085
Exterran Holdings, Inc.*	27,034	771,821
Forum Energy Technologies, Inc.*	18,603	544,324
Geospace Technologies Corp.*	6,108	595,041
Global Geophysical Services, Inc.*	11,111	26,555
Gulf Island Fabrication, Inc.	6,799	171,471
GulfMark Offshore, Inc., Class A	12,633	628,871
Helix Energy Solutions Group, Inc.*	49,929	1,181,320
Hercules Offshore, Inc.*	75,465	513,162
Hornbeck Offshore Services, Inc.*	16,891	933,565
ION Geophysical Corp.*	63,020	292,413

125

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Key Energy Services, Inc.*	72,150	$564,213
Matrix Service Co.*	12,447	258,773
Mitcham Industries, Inc.*	6,042	100,539
Natural Gas Services Group, Inc.*	5,825	163,042
Newpark Resources, Inc.*	40,767	519,779
Nuverra Environmental Solutions, Inc.* (a)	67,685	165,151
Parker Drilling Co.*	56,375	405,900
PHI, Inc., Non-Voting Shares*	5,941	236,571
Pioneer Energy Services Corp.*	29,422	247,145
RigNet, Inc.*	5,601	206,453
SEACOR Holdings, Inc.	9,469	926,068
Tesco Corp.*	14,273	245,210
TETRA Technologies, Inc.*	37,057	480,629
TGC Industries, Inc.	7,533	55,518
Vantage Drilling Co.*	95,014	169,125
Willbros Group, Inc.*	18,969	185,137

		14,404,382

Food & Staples Retailing 1.4%
Andersons, Inc. (The)	8,775	650,929
Arden Group, Inc., Class A	532	69,160
Casey’s General Stores, Inc.	18,073	1,317,160
Chefs’ Warehouse Inc. (The)*	7,747	185,618
Fairway Group Holdings Corp.* (a)	7,434	181,613
Harris Teeter Supermarkets, Inc.	23,359	1,152,066
Ingles Markets, Inc., Class A	5,536	142,884
Nash Finch Co.	5,779	162,159
Natural Grocers by Vitamin Cottage, Inc.* (a)	4,207	167,859
Pantry, Inc. (The)*	11,015	147,491
PriceSmart, Inc.	8,906	1,013,414
Rite Aid Corp.*	344,676	1,837,123
Roundy’s, Inc. (a)	11,965	111,275
Spartan Stores, Inc.	10,328	243,018
SUPERVALU, Inc.* (a)	96,171	676,082
Susser Holdings Corp.* (a)	8,552	468,992
United Natural Foods, Inc.*	23,251	1,661,284
Village Super Market, Inc., Class A	2,939	107,744
Weis Markets, Inc.	5,191	265,623

		10,561,494

Food Products 1.6%
Alico, Inc.	1,383	55,265
Annie’s, Inc.* (a)	6,501	307,172
B&G Foods, Inc.	25,028	847,198
Boulder Brands, Inc.*	28,163	461,592
Calavo Growers, Inc.	5,795	172,054
Cal-Maine Foods, Inc.	7,008	355,516
Chiquita Brands International, Inc.*	22,028	227,990
Darling International, Inc.*	55,723	1,296,674
Diamond Foods, Inc.* (a)	10,545	257,403
Dole Food Co., Inc.*	24,355	330,010
Farmer Bros. Co.*	2,837	51,236
Fresh Del Monte Produce, Inc.	17,879	475,403

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Griffin Land & Nurseries, Inc.	1,267	$41,811
Hain Celestial Group, Inc. (The)* (a)	18,129	1,508,877
Inventure Foods, Inc.*	6,685	75,273
J&J Snack Foods Corp.	7,050	603,268
John B. Sanfilippo & Son, Inc.	3,775	92,790
Lancaster Colony Corp.	8,745	725,748
Lifeway Foods, Inc.	2,242	32,800
Limoneira Co.	4,670	123,008
Omega Protein Corp.*	9,304	87,085
Pilgrim’s Pride Corp.*	28,666	406,197
Post Holdings, Inc.*	15,352	659,368
Sanderson Farms, Inc.	10,886	688,104
Seaboard Corp.	137	374,010
Seneca Foods Corp., Class A*	3,806	111,592
Snyders-Lance, Inc.	22,476	674,055
Tootsie Roll Industries, Inc. (a)	9,234	295,488
TreeHouse Foods, Inc.*	17,099	1,252,673

		12,589,660

Gas Utilities 0.9%
Chesapeake Utilities Corp.	4,552	247,675
Delta Natural Gas Co., Inc.	3,275	73,098
Laclede Group, Inc. (The)	15,417	725,678
New Jersey Resources Corp.	19,705	907,021
Northwest Natural Gas Co. (a)	12,758	554,080
Piedmont Natural Gas Co., Inc.	35,650	1,217,091
South Jersey Industries, Inc.	15,066	897,180
Southwest Gas Corp.	21,855	1,185,852
WGL Holdings, Inc.	24,414	1,098,874

		6,906,549

Health Care Equipment & Supplies 3.4%
Abaxis, Inc.	10,443	373,128
ABIOMED, Inc.*	18,325	439,434
Accuray, Inc.* (a)	35,079	236,783
Align Technology, Inc.*	34,502	1,968,684
Alphatec Holdings, Inc.*	29,388	53,486
Analogic Corp.	5,766	531,798
AngioDynamics, Inc.*	11,578	182,006
Anika Therapeutics, Inc.*	5,693	170,050
Antares Pharma, Inc.* (a)	53,353	213,412
ArthroCare Corp.*	13,316	498,551
AtriCure, Inc.*	9,790	135,592
Atrion Corp.	731	195,309
Biolase, Inc.* (a)	15,674	29,310
Cantel Medical Corp.	15,494	543,839
Cardiovascular Systems, Inc.*	9,896	300,344
Cerus Corp.* (a)	32,973	208,060
CONMED Corp.	13,092	474,847
CryoLife, Inc.	13,189	118,569
Cutera, Inc.*	7,067	71,023
Cyberonics, Inc.*	13,064	754,577
Cynosure, Inc., Class A*	9,050	195,571

126

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Derma Sciences, Inc.* (a)	6,574	$76,061
DexCom, Inc.*	33,309	956,968
Endologix, Inc.*	29,690	536,498
Exactech, Inc.*	4,293	97,451
GenMark Diagnostics, Inc.*	16,976	205,410
Globus Medical, Inc., Class A* (a)	25,838	496,090
Greatbatch, Inc.*	11,303	430,870
Haemonetics Corp.*	24,150	979,524
HeartWare International, Inc.*	7,729	560,816
ICU Medical, Inc.*	6,119	378,154
Insulet Corp.*	25,138	980,885
Integra LifeSciences Holdings Corp.*	9,432	431,797
Invacare Corp.	15,113	324,476
MAKO Surgical Corp.*	19,896	593,100
Masimo Corp.	23,023	589,849
Medical Action Industries, Inc.*	7,051	42,729
Meridian Bioscience, Inc.	19,594	484,364
Merit Medical Systems, Inc.*	20,092	321,271
Natus Medical, Inc.*	14,343	282,987
Navidea Biopharmaceuticals, Inc.* (a)	56,616	113,232
Neogen Corp.*	16,949	783,360
NuVasive, Inc.*	20,913	664,615
NxStage Medical, Inc.*	28,229	374,599
OraSure Technologies, Inc.*	26,253	171,170
Orthofix International NV*	9,172	187,934
PhotoMedex, Inc.* (a)	6,569	83,032
Quidel Corp.* (a)	13,274	327,868
Rochester Medical Corp.*	5,091	101,718
Rockwell Medical, Inc.* (a)	18,581	214,053
RTI Surgical, Inc.*	26,247	73,229
Solta Medical, Inc.*	32,762	60,610
Spectranetics Corp.*	19,066	398,289
Staar Surgical Co.*	17,379	230,098
STERIS Corp.	27,866	1,259,265
SurModics, Inc.*	6,832	161,099
Symmetry Medical, Inc.*	17,588	142,463
TearLab Corp.* (a)	13,780	143,725
Thoratec Corp.*	27,018	1,166,907
Tornier NV*	12,281	264,164
Unilife Corp.* (a)	45,854	138,938
Utah Medical Products, Inc.	1,532	85,271
Vascular Solutions, Inc.*	7,702	151,113
Volcano Corp.*	25,784	494,279
West Pharmaceutical Services, Inc.	32,635	1,577,902
Wright Medical Group, Inc.*	19,085	518,539
ZELTIQ Aesthetics, Inc.*	8,203	106,393

		26,457,538

Health Care Providers & Services 2.4%
Acadia Healthcare Co., Inc.*	16,669	722,768
Accretive Health, Inc.*	27,850	230,041
Addus HomeCare Corp.*	2,545	65,788
Air Methods Corp. (a)	18,315	800,732

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Alliance HealthCare Services, Inc.*	2,295	$57,857
Almost Family, Inc.	3,803	73,132
Amedisys, Inc.*	14,891	242,426
AMN Healthcare Services, Inc.*	21,877	271,275
Amsurg Corp.*	15,114	648,239
Bio-Reference Labs, Inc.* (a)	11,573	375,081
BioScrip, Inc.*	27,606	193,518
Capital Senior Living Corp.*	13,575	301,094
Centene Corp.*	25,697	1,443,144
Chemed Corp. (a)	8,891	602,988
Chindex International, Inc.*	5,516	92,834
CorVel Corp.*	5,401	224,682
Cross Country Healthcare, Inc.*	12,686	75,355
Emeritus Corp.*	19,071	365,400
Ensign Group, Inc. (The)	9,187	391,182
ExamWorks Group, Inc.*	14,329	370,405
Five Star Quality Care, Inc.*	20,109	101,953
Gentiva Health Services, Inc.*	14,801	169,471
Hanger, Inc.*	16,394	601,660
HealthSouth Corp.	41,045	1,441,090
Healthways, Inc.*	16,187	155,881
IPC The Hospitalist Co., Inc.*	7,924	434,156
Kindred Healthcare, Inc.	25,583	355,092
Landauer, Inc.	4,511	218,332
LHC Group, Inc.*	5,689	117,193
Magellan Health Services, Inc.*	12,726	747,016
Molina Healthcare, Inc.*	13,426	424,799
MWI Veterinary Supply, Inc.*	6,027	956,123
National HealthCare Corp.	5,076	245,577
National Research Corp., Class B (a)	563	15,758
National Research Corp., Class A*	4,094	71,809
Owens & Minor, Inc. (a)	29,941	1,120,392
PharMerica Corp.*	14,058	207,496
Providence Service Corp. (The)*	5,018	149,988
Select Medical Holdings Corp.	23,194	196,685
Skilled Healthcare Group, Inc., Class A*	9,677	41,224
Team Health Holdings, Inc.*	32,411	1,407,934
Triple-S Management Corp., Class B*	11,177	199,062
U.S. Physical Therapy, Inc.	5,699	181,912
Universal American Corp.	18,294	135,741
USMD Holdings, Inc.* (a)	554	15,418
WellCare Health Plans, Inc.*	20,519	1,368,207

		18,627,910

Health Care Technology 0.9%
athenahealth, Inc.* (a)	17,335	2,314,396
Computer Programs & Systems, Inc.	5,245	299,175
Greenway Medical Technologies, Inc.* (a)	6,831	139,011
HealthStream, Inc.*	9,547	341,019
HMS Holdings Corp.*	41,248	871,570
MedAssets, Inc.*	28,812	663,540
Medidata Solutions, Inc.*	12,541	1,383,398
Merge Healthcare, Inc.*	30,422	77,272

127

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Technology (continued)
Omnicell, Inc.*	16,222	$374,241
Quality Systems, Inc.	18,892	431,115
Vocera Communications, Inc.*	9,990	168,132

		7,062,869

Hotels, Restaurants & Leisure 2.8%
AFC Enterprises, Inc.*	11,293	503,442
Biglari Holdings, Inc.*	687	299,546
BJ’s Restaurants, Inc.*	11,676	315,953
Bloomin’ Brands, Inc.*	26,168	654,985
Bob Evans Farms, Inc.	13,176	752,218
Boyd Gaming Corp.*	33,086	349,388
Bravo Brio Restaurant Group, Inc.*	9,253	138,147
Buffalo Wild Wings, Inc.*	8,860	1,263,259
Caesars Entertainment Corp.* (a)	18,970	330,457
Carrols Restaurant Group, Inc.*	11,362	65,900
CEC Entertainment, Inc.	8,425	390,499
Cheesecake Factory, Inc. (The)	25,137	1,187,723
Churchill Downs, Inc.	6,521	560,219
Chuy’s Holdings, Inc.*	7,675	288,580
Cracker Barrel Old Country Store, Inc.	9,260	1,017,396
Del Frisco’s Restaurant Group, Inc.*	5,018	90,826
Denny’s Corp.*	43,420	275,717
Diamond Resorts International, Inc.*	8,682	165,653
DineEquity, Inc.	7,828	642,444
Diversified Restaurant Holdings, Inc.*	5,019	34,681
Einstein Noah Restaurant Group, Inc.	3,040	54,234
Fiesta Restaurant Group, Inc.*	9,384	397,788
Ignite Restaurant Group, Inc.*	3,461	55,584
International Speedway Corp., Class A	13,202	431,837
Interval Leisure Group, Inc.	18,704	453,946
Isle of Capri Casinos, Inc.*	10,272	83,306
Jack in the Box, Inc.*	20,947	852,124
Jamba, Inc.* (a)	7,867	89,841
Krispy Kreme Doughnuts, Inc.*	30,889	749,367
Life Time Fitness, Inc.*	20,335	923,616
Luby’s, Inc.*	9,493	72,716
Marcus Corp. (The)	9,086	130,475
Marriott Vacations Worldwide Corp.*	13,935	697,865
Monarch Casino & Resort, Inc.*	4,204	71,090
Morgans Hotel Group Co.* (a)	12,972	92,879
Multimedia Games Holding Co., Inc.*	13,690	445,062
Nathan’s Famous, Inc.*	1,316	67,537
Noodles & Co.* (a)	2,929	128,261
Orient-Express Hotels Ltd., Class A*	45,709	608,387
Papa John’s International, Inc.	7,569	572,746
Pinnacle Entertainment, Inc.*	24,699	577,957
Red Robin Gourmet Burgers, Inc.*	6,703	510,635
Ruby Tuesday, Inc.*	28,870	171,199
Ruth’s Hospitality Group, Inc.	16,971	206,876
Scientific Games Corp., Class A*	22,650	414,042
SHFL Entertainment, Inc.*	23,871	553,330
Sonic Corp.*	26,568	512,762
Speedway Motorsports, Inc.	5,578	101,854

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Texas Roadhouse, Inc.	29,541	$810,014
Town Sports International Holdings, Inc.	11,363	146,810
Vail Resorts, Inc.	17,010	1,198,354

		21,509,527

Household Durables 1.0%
Bassett Furniture Industries, Inc.	5,027	70,378
Beazer Homes USA, Inc.* (a)	11,980	217,677
Blyth, Inc. (a)	4,333	59,839
Cavco Industries, Inc.*	3,343	195,800
CSS Industries, Inc.	3,963	102,602
Ethan Allen Interiors, Inc.	11,764	313,393
EveryWare Global, Inc.* (a)	4,672	44,945
Flexsteel Industries, Inc.	2,357	64,723
Helen of Troy Ltd.*	15,085	704,771
Hooker Furniture Corp.	5,175	81,765
Hovnanian Enterprises, Inc., Class A* (a)	53,990	273,189
iRobot Corp.*	13,374	452,977
KB Home (a)	39,461	669,653
La-Z-Boy, Inc.	24,791	572,176
Libbey, Inc.*	9,947	212,368
Lifetime Brands, Inc.	4,901	76,750
M.D.C. Holdings, Inc.	18,447	538,468
M/I Homes, Inc.*	11,541	236,244
Meritage Homes Corp.*	17,057	774,217
NACCO Industries, Inc., Class A	2,366	134,791
Ryland Group, Inc. (The) (a)	21,823	877,285
Skullcandy, Inc.*	8,948	56,193
Standard Pacific Corp.*	69,943	554,648
TRI Pointe Homes, Inc.*	7,045	112,156
UCP, Inc., Class A*	3,491	49,223
Universal Electronics, Inc.*	7,093	275,989
WCI Communities, Inc.*	3,291	59,370
William Lyon Homes, Class A*	6,580	152,459
Zagg, Inc.* (a)	14,280	67,687

		8,001,736

Household Products 0.2%
Central Garden and Pet Co., Class A*	19,789	145,647
Harbinger Group, Inc.*	15,617	170,069
Oil-Dri Corp. of America	2,217	78,681
Orchids Paper Products Co.	2,844	86,742
Spectrum Brands Holdings, Inc.	10,182	671,198
WD-40 Co.	7,318	530,482

		1,682,819

Independent Power Producers & Energy Traders 0.2%
Atlantic Power Corp. (a)	56,958	255,741
Dynegy, Inc.* (a)	46,912	911,500
Genie Energy Ltd., Class B*	6,131	63,333
Ormat Technologies, Inc. (a)	8,266	215,495

		1,446,069

128

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 0.1%
Raven Industries, Inc.	17,175	$572,958

Information Technology Services 2.1%
Acxiom Corp.*	34,791	1,156,105
Blackhawk Network Holdings, Inc.*	5,456	124,724
CACI International, Inc., Class A*	10,877	782,926
Cardtronics, Inc.*	21,096	828,018
Cass Information Systems, Inc.	4,863	278,796
CIBER, Inc.*	34,879	113,357
Computer Task Group, Inc.	7,303	125,100
Convergys Corp.	49,385	974,860
CSG Systems International, Inc.	16,025	446,456
EPAM Systems, Inc.*	10,353	387,927
Euronet Worldwide, Inc.*	23,476	1,018,858
EVERTEC, Inc.	13,998	328,393
ExlService Holdings, Inc.*	15,423	445,879
Forrester Research, Inc.	5,925	229,949
Global Cash Access Holdings, Inc.*	31,435	260,910
Hackett Group, Inc. (The)	12,098	86,138
Heartland Payment Systems, Inc. (a)	17,111	692,140
Higher One Holdings, Inc.* (a)	14,772	117,437
iGATE Corp.*	16,472	524,468
Lionbridge Technologies, Inc.*	27,122	118,252
Luxoft Holding, Inc.*	2,164	63,232
ManTech International Corp., Class A (a)	11,253	314,409
MAXIMUS, Inc.	32,257	1,562,852
ModusLink Global Solutions, Inc.*	17,594	72,487
MoneyGram International, Inc.*	10,133	213,908
Planet Payment, Inc.*	20,125	54,740
PRGX Global, Inc.*	13,809	99,149
Sapient Corp.*	52,186	825,061
ServiceSource International, Inc.*	28,915	312,860
Sykes Enterprises, Inc.*	18,551	347,275
Syntel, Inc.	7,244	621,825
TeleTech Holdings, Inc.*	9,388	248,500
Unisys Corp.*	20,902	550,768
Virtusa Corp.*	9,669	300,513
WEX, Inc.*	18,313	1,709,519

		16,337,791

Insurance 2.3%
Ambac Financial Group, Inc.*	21,331	430,673
American Equity Investment Life Holding Co.	30,210	629,576
AMERISAFE, Inc.	8,697	334,835
Amtrust Financial Services, Inc. (a)	14,669	562,703
Argo Group International Holdings Ltd.	12,725	534,195
Baldwin & Lyons, Inc., Class B	4,309	117,765
Citizens, Inc.* (a)	20,433	171,637
CNO Financial Group, Inc.	104,847	1,633,516
Crawford & Co., Class B	12,567	138,111
Donegal Group, Inc., Class A	3,541	56,125
Eastern Insurance Holdings, Inc.	2,975	72,709
eHealth, Inc.*	8,723	371,774

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
EMC Insurance Group, Inc.	2,059	$70,088
Employers Holdings, Inc.	14,644	440,345
Enstar Group Ltd.*	4,473	608,015
FBL Financial Group, Inc., Class A	4,157	185,984
First American Financial Corp.	51,071	1,320,696
Fortegra Financial Corp.*	2,996	22,081
Global Indemnity PLC*	3,860	95,072
Greenlight Capital Re Ltd., Class A*	13,329	410,400
Hallmark Financial Services, Inc.*	6,728	57,255
HCI Group, Inc. (a)	4,391	192,941
Health Insurance Innovations, Inc., Class A*	2,208	26,805
Hilltop Holdings, Inc.*	29,392	509,657
Horace Mann Educators Corp.	18,794	520,594
Independence Holding Co.	3,744	51,368
Infinity Property & Casualty Corp.	5,430	372,389
Investors Title Co.	593	46,337
Kansas City Life Insurance Co.	1,831	84,043
Maiden Holdings Ltd.	23,599	258,409
Meadowbrook Insurance Group, Inc.	23,658	157,089
Montpelier Re Holdings Ltd.	20,819	574,813
National Interstate Corp.	3,159	82,545
National Western Life Insurance Co., Class A	1,032	214,656
Navigators Group, Inc. (The)*	4,875	274,170
OneBeacon Insurance Group Ltd., Class A	10,772	171,921
Phoenix Cos., Inc. (The)*	2,715	104,718
Platinum Underwriters Holdings Ltd.	13,802	858,346
Primerica, Inc.	26,889	1,154,883
RLI Corp.	10,030	947,634
Safety Insurance Group, Inc.	6,098	333,500
Selective Insurance Group, Inc.	26,239	689,299
State Auto Financial Corp.	7,115	135,185
Stewart Information Services Corp.	10,097	316,238
Symetra Financial Corp.	38,553	722,098
Third Point Reinsurance Ltd.*	11,942	186,295
Tower Group International Ltd. (a)	27,268	98,983
United Fire Group, Inc.	9,729	308,409
Universal Insurance Holdings, Inc.	12,617	98,917

		17,755,797

Internet & Catalog Retail 0.4%
1-800-FLOWERS.COM, Inc., Class A*	12,500	67,875
Blue Nile, Inc.*	5,868	240,999
HSN, Inc.	15,906	833,474
Nutrisystem, Inc.	13,602	255,718
Orbitz Worldwide, Inc.*	11,351	104,883
Overstock.com, Inc.* (a)	5,301	124,202
PetMed Express, Inc.	9,616	142,701
RetailMeNot, Inc.*	4,473	145,909
Shutterfly, Inc.*	17,889	879,066
ValueVision Media, Inc., Class A*	18,297	97,706
Vitacost.com, Inc.*	10,528	83,277

		2,975,810

129

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 2.9%
Active Network, Inc. (The)*	25,553	$368,985
Angie’s List, Inc.* (a)	19,999	281,786
Bankrate, Inc.* (a)	21,868	368,257
Bazaarvoice, Inc.* (a)	22,737	213,273
Blucora, Inc.*	19,367	457,642
Brightcove, Inc.*	13,303	203,137
Carbonite, Inc.*	5,631	74,554
ChannelAdvisor Corp.*	2,828	98,584
comScore, Inc.*	16,875	450,900
Constant Contact, Inc.*	14,527	376,395
Cornerstone OnDemand, Inc.*	19,009	900,456
CoStar Group, Inc.*	13,478	2,385,471
Cvent, Inc.*	3,036	94,086
Dealertrack Technologies, Inc.*	20,562	766,963
Demand Media, Inc.*	16,967	81,102
Demandware, Inc.*	7,619	376,760
Dice Holdings, Inc.*	19,371	142,958
Digital River, Inc.*	16,658	297,179
E2open, Inc.*	6,985	157,162
EarthLink, Inc.	48,732	246,584
eGain Corp.*	6,126	70,326
Envestnet, Inc.*	10,707	388,664
Global Eagle Entertainment, Inc.*	9,998	101,780
Gogo, Inc.* (a)	5,193	96,798
Internap Network Services Corp.*	25,330	184,149
IntraLinks Holdings, Inc.*	18,165	188,734
j2 Global, Inc.	21,629	1,189,162
Limelight Networks, Inc.*	25,694	49,332
Liquidity Services, Inc.* (a)	11,759	307,027
LivePerson, Inc.*	26,050	243,307
LogMeIn, Inc.*	11,507	371,676
Marchex, Inc., Class B	10,925	97,451
Marin Software, Inc.* (a)	4,452	51,599
Marketo, Inc.* (a)	3,296	111,273
Millennial Media, Inc.* (a)	16,728	117,598
Monster Worldwide, Inc.*	55,376	239,224
Move, Inc.*	18,859	320,037
Net Element International, Inc.* (a)	816	3,860
NIC, Inc.	30,650	754,603
OpenTable, Inc.*	10,737	746,007
Perficient, Inc.*	15,829	286,347
QuinStreet, Inc.*	14,761	131,225
RealNetworks, Inc.*	10,341	79,315
Reis, Inc.*	4,019	72,302
Responsys, Inc.*	17,414	284,545
SciQuest, Inc.*	10,775	235,326
Shutterstock, Inc.*	3,510	248,508
Spark Networks, Inc.*	8,432	60,373
SPS Commerce, Inc.*	7,104	484,138
Stamps.com, Inc.*	6,177	280,683
Support.com, Inc.*	23,675	105,590
TechTarget, Inc.*	5,529	27,756
Textura Corp.* (a)	2,549	97,703

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Travelzoo, Inc.*	3,719	$80,070
Tremor Video, Inc.*	3,271	31,532
Trulia, Inc.* (a)	13,016	520,250
United Online, Inc.	43,842	378,795
Unwired Planet, Inc.*	39,064	63,284
ValueClick, Inc.* (a)	36,052	692,559
VistaPrint NV* (a)	15,378	831,181
Vocus, Inc.*	8,763	75,800
Web.com Group, Inc.*	19,834	534,526
WebMD Health Corp.*	15,536	547,178
XO Group, Inc.*	12,609	175,013
Xoom Corp.*	3,883	115,519
Yelp, Inc.*	14,032	950,668
YuMe, Inc.*	2,153	17,741
Zillow, Inc., Class A* (a)	10,987	874,895
Zix Corp.*	29,248	119,332

		22,376,995

Leisure Equipment & Products 0.5%
Arctic Cat, Inc.	6,261	328,077
Black Diamond, Inc.* (a)	10,767	160,536
Brunswick Corp.	42,691	1,926,645
Callaway Golf Co. (a)	33,886	285,659
JAKKS Pacific, Inc. (a)	8,968	57,754
Johnson Outdoors, Inc., Class A	2,338	64,131
LeapFrog Enterprises, Inc.* (a)	30,364	259,916
Marine Products Corp.	5,203	48,752
Nautilus, Inc.*	14,717	117,147
Smith & Wesson Holding Corp.* (a)	26,367	284,236
Sturm Ruger & Co., Inc. (a)	9,195	601,445

		4,134,298

Life Sciences Tools & Services 0.4%
Accelerate Diagnostics, Inc.* (a)	5,340	68,459
Affymetrix, Inc.* (a)	33,659	237,969
Albany Molecular Research, Inc.*	11,013	144,270
Cambrex Corp.*	14,213	239,063
Fluidigm Corp.*	12,017	378,535
Furiex Pharmaceuticals, Inc.*	3,145	122,970
Harvard Bioscience, Inc.*	12,297	72,429
Luminex Corp.*	17,654	344,253
NeoGenomics, Inc.* (a)	15,793	57,487
Pacific Biosciences of California, Inc.*	22,611	92,931
PAREXEL International Corp.*	26,810	1,225,485
Sequenom, Inc.* (a)	54,677	104,980

		3,088,831

Machinery 3.2%
Accuride Corp.*	18,710	84,195
Actuant Corp., Class A	34,551	1,297,736
Alamo Group, Inc.	3,347	157,945
Albany International Corp., Class A	13,200	485,892
Altra Holdings, Inc.	12,772	387,886

130

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
American Railcar Industries, Inc. (a)	4,503	$184,443
Ampco-Pittsburgh Corp.	3,947	72,664
Astec Industries, Inc.	9,648	326,199
Barnes Group, Inc.	25,317	899,766
Blount International, Inc.*	23,321	284,050
Briggs & Stratton Corp.	22,835	418,794
Chart Industries, Inc.*	14,311	1,538,003
CIRCOR International, Inc.	8,245	608,234
CLARCOR, Inc.	23,441	1,370,830
Columbus McKinnon Corp.*	9,226	239,968
Commercial Vehicle Group, Inc.*	11,131	87,601
Douglas Dynamics, Inc.	10,581	160,514
Dynamic Materials Corp.	6,444	142,412
Energy Recovery, Inc.*	20,907	122,097
EnPro Industries, Inc.*	9,831	586,616
ESCO Technologies, Inc.	12,487	450,531
ExOne Co. (The)* (a)	3,156	161,997
Federal Signal Corp.*	29,563	404,717
Flow International Corp.*	22,505	89,795
FreightCar America, Inc.	5,705	126,879
Gerber Scientific, Inc.* (b)	11,566	0
Global Brass & Copper Holdings, Inc.*	3,885	72,766
Gorman-Rupp Co. (The)	7,124	290,232
Graham Corp.	4,744	174,627
Greenbrier Cos., Inc. (The)*	11,626	308,554
Hardinge, Inc.	5,429	80,295
Hurco Cos., Inc.	3,097	75,846
Hyster-Yale Materials Handling, Inc.	4,979	390,553
John Bean Technologies Corp.	13,699	372,339
Kadant, Inc.	5,306	189,955
LB Foster Co., Class A	4,827	225,662
Lindsay Corp.	6,098	463,509
Lydall, Inc.*	8,025	146,215
Manitex International, Inc.*	6,254	80,864
Meritor, Inc.*	46,199	317,387
Middleby Corp. (The)*	8,875	2,020,394
Miller Industries, Inc.	5,204	97,523
Mueller Industries, Inc.	13,229	797,576
Mueller Water Products, Inc., Class A	74,755	640,650
NN, Inc.	8,089	130,071
Omega Flex, Inc.	1,345	27,357
PMFG, Inc.*	9,981	78,251
Proto Labs, Inc.* (a)	8,066	676,415
RBC Bearings, Inc.*	10,807	743,414
Rexnord Corp.*	14,332	337,089
Standex International Corp.	6,003	369,245
Sun Hydraulics Corp.	10,171	403,585
Tecumseh Products Co., Class A*	8,558	66,752
Tennant Co.	8,706	528,367
Titan International, Inc.	25,418	368,561
Trimas Corp.*	21,132	800,058
Twin Disc, Inc.	3,883	100,453
Wabash National Corp.*	32,458	378,460

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Watts Water Technologies, Inc., Class A	13,439	$776,505
Woodward, Inc.	32,378	1,298,034
Xerium Technologies, Inc.*	5,272	63,211

		24,580,539

Marine 0.1%
International Shipholding Corp.	2,600	64,532
Matson, Inc.	20,221	547,787
Ultrapetrol (Bahamas) Ltd.*	10,076	36,273

		648,592

Media 1.4%
AH Belo Corp., Class A	8,737	70,245
Beasley Broadcasting Group, Inc., Class A	1,892	16,404
Belo Corp., Class A	49,221	675,804
Carmike Cinemas, Inc.*	10,886	249,180
Central European Media Enterprises Ltd., Class A* (a)	36,211	111,168
Crown Media Holdings, Inc., Class A*	16,652	55,285
Cumulus Media, Inc., Class A*	40,076	239,654
Daily Journal Corp.* (a)	436	64,502
Dex Media, Inc.* (a)	7,937	53,575
Digital Generation, Inc.* (a)	11,481	145,235
E.W. Scripps Co. (The), Class A*	14,816	293,653
Entercom Communications Corp., Class A*	11,144	97,733
Entravision Communications Corp., Class A	26,244	176,884
Global Sources Ltd.*	8,939	66,953
Gray Television, Inc.*	23,874	201,735
Harte-Hanks, Inc.	20,442	162,923
Hemisphere Media Group, Inc.* (a)	4,132	39,089
Journal Communications, Inc., Class A*	20,889	174,423
Live Nation Entertainment, Inc.*	66,276	1,288,405
Loral Space & Communications, Inc.	6,185	441,423
Martha Stewart Living Omnimedia, Inc., Class A* (a)	14,037	35,935
McClatchy Co. (The), Class A* (a)	28,289	79,775
MDC Partners, Inc., Class A	11,932	367,864
Media General, Inc., Class A* (a)	9,291	135,463
Meredith Corp.	16,854	864,610
National CineMedia, Inc.	26,932	471,849
New York Times Co. (The), Class A	61,064	844,515
Nexstar Broadcasting Group, Inc., Class A	13,823	613,603
ReachLocal, Inc.*	5,015	61,634
Reading International, Inc., Class A*	8,059	53,351
Rentrak Corp.*	4,918	184,376
Saga Communications, Inc., Class A	2,272	108,170
Salem Communications Corp., Class A	5,061	41,804
Scholastic Corp.	12,467	357,678
Sinclair Broadcast Group, Inc., Class A	32,299	1,035,506
Speed Commerce, Inc.*	20,313	74,549
Valassis Communications, Inc. (a)	18,394	503,260
World Wrestling Entertainment, Inc., Class A	13,591	176,003

		10,634,218

131

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 1.3%
AK Steel Holding Corp.* (a)	64,746	$284,882
Allied Nevada Gold Corp.* (a)	49,275	201,042
AM Castle & Co.*	8,273	118,387
AMCOL International Corp.	13,148	421,788
Century Aluminum Co.*	24,336	211,237
Coeur Mining, Inc.*	48,059	586,800
Commercial Metals Co.	54,974	1,009,323
General Moly, Inc.* (a)	27,646	45,340
Globe Specialty Metals, Inc.	30,476	534,549
Gold Resource Corp. (a)	15,682	81,390
Handy & Harman Ltd.*	2,612	60,311
Haynes International, Inc.	5,818	313,590
Hecla Mining Co. (a)	157,328	490,863
Horsehead Holding Corp.* (a)	20,868	302,795
Kaiser Aluminum Corp.	8,851	597,000
Materion Corp.	9,709	289,425
Midway Gold Corp.* (a)	53,092	49,907
Molycorp, Inc.* (a)	69,192	350,803
Noranda Aluminum Holding Corp.	16,668	45,337
Olympic Steel, Inc.	4,254	116,432
Paramount Gold and Silver Corp.* (a)	63,997	77,436
RTI International Metals, Inc.*	14,843	503,178
Schnitzer Steel Industries, Inc., Class A	12,110	351,674
Stillwater Mining Co.* (a)	55,982	610,764
SunCoke Energy, Inc.*	33,128	662,560
U.S. Silica Holdings, Inc. (a)	10,100	351,682
Universal Stainless & Alloy Products, Inc.*	3,235	104,555
Walter Energy, Inc. (a)	29,662	471,329
Worthington Industries, Inc.	24,930	1,010,662

		10,255,041

Multiline Retail 0.2%
Bon-Ton Stores, Inc. (The) (a)	6,289	72,009
Fred’s, Inc., Class A	17,343	280,957
Gordmans Stores, Inc.	4,366	43,223
Saks, Inc.*	49,284	788,051
Tuesday Morning Corp.*	20,266	286,764

		1,471,004

Multi-Utilities 0.4%
Avista Corp.	28,394	789,069
Black Hills Corp.	20,968	1,063,497
NorthWestern Corp.	17,874	819,344

		2,671,910

Oil, Gas & Consumable Fuels 3.9%
Abraxas Petroleum Corp.* (a)	38,255	110,557
Adams Resources & Energy, Inc.	975	50,476
Alon USA Energy, Inc.	11,104	134,136
Alpha Natural Resources, Inc.*	103,559	724,913
Amyris, Inc.* (a)	12,906	32,523
Apco Oil and Gas International, Inc.*	4,348	66,177
Approach Resources, Inc.*	16,496	464,362

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Arch Coal, Inc. (a)	100,649	$426,752
Athlon Energy, Inc.*	8,567	281,854
Berry Petroleum Co., Class A	24,854	1,186,778
Bill Barrett Corp.* (a)	23,003	636,493
Bonanza Creek Energy, Inc.*	13,870	700,990
BPZ Resources, Inc.*	55,129	110,809
Callon Petroleum Co.*	18,712	127,803
Carrizo Oil & Gas, Inc.*	19,034	834,451
Clayton Williams Energy, Inc.*	2,771	215,667
Clean Energy Fuels Corp.* (a)	32,344	368,398
Cloud Peak Energy, Inc.*	28,850	450,348
Comstock Resources, Inc.	22,934	392,401
Contango Oil & Gas Co.	6,947	297,679
Crosstex Energy, Inc.	22,334	685,430
Delek US Holdings, Inc.	17,421	445,107
Diamondback Energy, Inc.*	9,241	477,298
Emerald Oil, Inc.*	26,170	227,679
Endeavour International Corp.* (a)	22,177	131,731
Energy XXI (Bermuda) Ltd.	37,394	1,086,670
EPL Oil & Gas, Inc.*	14,141	450,815
Equal Energy Ltd.	17,104	81,073
Evolution Petroleum Corp.*	7,829	94,418
EXCO Resources, Inc. (a)	64,316	347,950
Forest Oil Corp.*	56,604	268,303
Frontline Ltd.* (a)	25,150	53,318
FX Energy, Inc.* (a)	24,806	86,325
GasLog Ltd.	12,182	181,268
Gastar Exploration Ltd.*	26,053	112,549
Goodrich Petroleum Corp.*	14,732	344,581
Green Plains Renewable Energy, Inc.	11,976	193,173
Halcon Resources Corp.* (a)	109,671	568,096
Hallador Energy Co.	4,268	32,864
Isramco, Inc.* (a)	418	55,163
Jones Energy, Inc., Class A*	5,162	82,644
KiOR, Inc., Class A* (a)	21,269	49,557
Knightsbridge Tankers Ltd.	13,302	109,608
Kodiak Oil & Gas Corp.*	125,421	1,626,710
L&L Energy, Inc.* (a)	15,290	21,712
Magnum Hunter Resources Corp.* (a)	81,458	580,796
Matador Resources Co.*	27,538	506,975
Midstates Petroleum Co., Inc.* (a)	15,477	87,290
Miller Energy Resources, Inc.* (a)	14,373	97,161
Nordic American Tankers Ltd. (a)	31,399	256,216
Northern Oil and Gas, Inc.* (a)	30,248	496,975
Panhandle Oil and Gas, Inc., Class A	3,182	106,820
PDC Energy, Inc.*	16,800	1,139,208
Penn Virginia Corp.*	26,245	223,345
Petrocorp, Inc.* (b)	1,500	0
PetroQuest Energy, Inc.*	26,742	126,222
Quicksilver Resources, Inc.* (a)	58,784	125,798
Renewable Energy Group, Inc.*	10,077	109,940
Rentech, Inc.	94,146	160,990
Resolute Energy Corp.*	32,053	300,657

132

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
REX American Resources Corp.*	2,540	$73,254
Rex Energy Corp.*	21,393	459,949
Rosetta Resources, Inc.*	28,836	1,728,430
Sanchez Energy Corp.*	18,032	514,092
Scorpio Tankers, Inc.	86,886	1,002,664
SemGroup Corp., Class A	19,879	1,200,493
Ship Finance International Ltd. (a)	26,643	440,942
Solazyme, Inc.* (a)	22,701	237,452
Stone Energy Corp.*	23,561	821,336
Swift Energy Co.* (a)	20,585	282,426
Synergy Resources Corp.*	24,112	249,800
Targa Resources Corp.	15,526	1,204,197
Teekay Tankers Ltd., Class A	29,169	76,131
Triangle Petroleum Corp.*	32,203	340,386
Uranium Energy Corp.* (a)	39,982	70,368
Ur-Energy, Inc.*	58,357	61,275
VAALCO Energy, Inc.*	27,383	144,308
W&T Offshore, Inc.	16,450	314,030
Warren Resources, Inc.*	33,935	106,217
Western Refining, Inc. (a)	25,668	828,306
Westmoreland Coal Co.*	5,552	78,894
ZaZa Energy Corp.* (a)	15,903	19,720

		30,000,672

Paper & Forest Products 0.7%
Boise Cascade Co.*	5,843	149,639
Clearwater Paper Corp.*	10,450	545,699
Deltic Timber Corp.	5,274	336,903
KapStone Paper and Packaging Corp.	19,262	1,000,854
Louisiana-Pacific Corp.*	65,800	1,119,258
Neenah Paper, Inc.	7,575	311,636
P.H. Glatfelter Co.	20,322	532,436
Resolute Forest Products, Inc.*	33,003	527,718
Schweitzer-Mauduit International, Inc.	14,805	916,133
Wausau Paper Corp.	23,415	273,956

		5,714,232

Personal Products 0.3%
Elizabeth Arden, Inc.*	12,125	438,804
Female Health Co. (The)	10,145	96,581
Inter Parfums, Inc.	7,769	273,158
Lifevantage Corp.* (a)	53,370	116,880
Medifast, Inc.*	6,569	153,123
Nature’s Sunshine Products, Inc.	5,074	95,848
Nutraceutical International Corp.	4,088	98,317
Prestige Brands Holdings, Inc.*	24,197	755,672
Revlon, Inc., Class A*	5,370	127,538
Star Scientific, Inc.* (a)	78,336	141,788
Synutra International, Inc.* (a)	8,410	57,440
USANA Health Sciences, Inc.* (a)	2,845	194,114

		2,549,263

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 1.4%
AcelRx Pharmaceuticals, Inc.* (a)	11,047	$74,236
Akorn, Inc.* (a)	27,529	562,693
Alimera Sciences, Inc.* (a)	8,146	17,432
Ampio Pharmaceuticals, Inc.* (a)	14,020	123,937
Aratana Therapeutics, Inc.* (a)	3,049	60,858
Auxilium Pharmaceuticals, Inc.*	23,330	401,509
AVANIR Pharmaceuticals, Inc., Class A*	68,734	278,373
BioDelivery Sciences International, Inc.* (a)	14,498	76,115
Cadence Pharmaceuticals, Inc.*	29,172	143,818
Cempra, Inc.*	9,504	107,965
Corcept Therapeutics, Inc.*	25,375	42,884
Cornerstone Therapeutics, Inc.*	4,266	40,399
Depomed, Inc.*	26,730	192,456
Endocyte, Inc.* (a)	14,425	150,453
Hi-Tech Pharmacal Co., Inc.	5,252	226,309
Horizon Pharma, Inc.* (a)	23,973	100,447
Impax Laboratories, Inc.*	32,377	655,958
Lannett Co., Inc.*	8,654	204,321
Medicines Co. (The)*	29,804	1,010,952
Nektar Therapeutics*	54,632	519,550
Omeros Corp.* (a)	14,082	140,820
Pacira Pharmaceuticals, Inc.*	13,039	658,600
Pernix Therapeutics Holdings, Inc.*	8,497	17,759
Pozen, Inc.*	12,997	81,686
Questcor Pharmaceuticals, Inc. (a)	24,506	1,503,933
Repros Therapeutics, Inc.*	10,878	196,239
Sagent Pharmaceuticals, Inc.*	8,837	191,675
Santarus, Inc.*	26,249	612,389
SciClone Pharmaceuticals, Inc.*	25,502	120,624
Sucampo Pharmaceuticals, Inc., Class A*	6,559	40,666
Supernus Pharmaceuticals, Inc.* (a)	7,290	51,540
TherapeuticsMD, Inc.*	39,547	166,888
ViroPharma, Inc.*	30,754	1,193,870
Vivus, Inc.* (a)	47,665	447,574
XenoPort, Inc.*	20,427	106,833
Zogenix, Inc.* (a)	31,987	93,722

		10,615,483

Professional Services 1.4%
Acacia Research Corp. (a)	23,283	351,340
Advisory Board Co. (The)*	16,736	1,148,090
Barrett Business Services, Inc.	3,303	275,041
CBIZ, Inc.* (a)	17,883	145,925
CDI Corp.	6,703	107,583
Corporate Executive Board Co. (The)	15,844	1,155,028
CRA International, Inc.*	4,687	89,287
Exponent, Inc.	6,162	465,909
Franklin Covey Co.*	4,274	80,351
FTI Consulting, Inc.*	18,962	769,478
GP Strategies Corp.*	6,985	195,720
Heidrick & Struggles International, Inc.	8,598	159,235
Huron Consulting Group, Inc.*	10,915	639,292
ICF International, Inc.*	9,319	322,624

133

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
Insperity, Inc.	10,542	$407,659
Kelly Services, Inc., Class A	12,305	256,682
Kforce, Inc.	12,471	245,554
Korn/Ferry International*	22,860	544,068
Mistras Group, Inc.*	7,584	139,242
National Technical Systems, Inc.*	3,239	74,141
Navigant Consulting, Inc.*	23,862	414,006
Odyssey Marine Exploration, Inc.* (a)	36,981	80,249
On Assignment, Inc.*	21,554	728,310
Pendrell Corp.*	76,292	170,131
Resources Connection, Inc.	19,275	245,949
RPX Corp.*	15,333	273,847
TrueBlue, Inc.*	19,145	472,881
VSE Corp.	1,912	83,746
WageWorks, Inc.*	11,773	602,895

		10,644,263

Real Estate Investment Trusts (REITs) 7.2%
Acadia Realty Trust	26,267	700,541
AG Mortgage Investment Trust, Inc.	13,778	225,133
Agree Realty Corp.	6,400	202,048
Alexander’s, Inc.	1,004	323,047
American Assets Trust, Inc.	16,040	533,972
American Capital Mortgage Investment Corp.	28,308	540,966
American Realty Capital Properties, Inc.	73,543	975,916
American Residential Properties, Inc.*	6,583	113,425
AmREIT, Inc.	9,545	167,992
Anworth Mortgage Asset Corp.	70,388	345,605
Apollo Commercial Real Estate Finance, Inc.	18,330	295,296
Apollo Residential Mortgage, Inc.	15,201	228,927
Ares Commercial Real Estate Corp.	10,243	127,320
Armada Hoffler Properties, Inc.	9,263	89,110
ARMOUR Residential REIT, Inc.	178,927	737,179
Ashford Hospitality Trust, Inc.	29,280	382,397
Associated Estates Realty Corp.	27,569	422,908
Aviv REIT, Inc.	5,556	141,122
Campus Crest Communities, Inc.	30,986	310,170
CapLease, Inc.	42,437	360,714
Capstead Mortgage Corp.	40,538	479,565
Cedar Realty Trust, Inc.	34,492	196,949
Chambers Street Properties	112,342	1,048,151
Chatham Lodging Trust	11,937	225,132
Chesapeake Lodging Trust	23,167	546,046
Colony Financial, Inc.	30,921	625,532
CoreSite Realty Corp.	9,839	319,177
Cousins Properties, Inc.	79,993	906,321
CubeSmart	62,993	1,150,882
CyrusOne, Inc.	9,068	176,735
CYS Investments, Inc.	83,559	709,416
DCT Industrial Trust, Inc.	138,420	1,072,755
DiamondRock Hospitality Co.	92,929	1,058,461
DuPont Fabros Technology, Inc.	29,692	737,846

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Dynex Capital, Inc.	26,685	$230,558
EastGroup Properties, Inc.	14,422	918,105
Education Realty Trust, Inc.	54,385	497,079
Ellington Residential Mortgage REIT	3,233	50,499
EPR Properties	24,487	1,257,897
Equity One, Inc.	28,761	693,428
Excel Trust, Inc.	22,963	277,393
FelCor Lodging Trust, Inc.*	58,922	395,956
First Industrial Realty Trust, Inc.	51,001	921,588
First Potomac Realty Trust	27,781	341,428
Franklin Street Properties Corp.	43,040	568,128
Geo Group, Inc. (The)	33,857	1,194,136
Getty Realty Corp.	12,287	235,665
Gladstone Commercial Corp.	6,912	130,637
Glimcher Realty Trust	68,336	700,444
Government Properties Income Trust	23,194	567,093
Gramercy Property Trust, Inc.*	28,083	128,339
Healthcare Realty Trust, Inc.	45,613	1,095,168
Hersha Hospitality Trust	96,408	546,633
Highwoods Properties, Inc.	42,687	1,647,718
Hudson Pacific Properties, Inc.	20,690	428,076
Inland Real Estate Corp.	40,876	436,964
Invesco Mortgage Capital, Inc.	64,830	1,001,624
Investors Real Estate Trust	48,582	418,777
iStar Financial, Inc.*	40,368	509,848
JAVELIN Mortgage Investment Corp.	6,578	78,081
Kite Realty Group Trust	43,259	276,858
LaSalle Hotel Properties	49,052	1,523,065
Lexington Realty Trust	71,709	838,995
LTC Properties, Inc.	16,559	653,253
Medical Properties Trust, Inc.	76,866	1,002,333
Monmouth Real Estate Investment Corp., Class A	20,616	190,080
National Health Investors, Inc.	11,745	734,297
New Residential Investment Corp.	120,289	795,110
New York Mortgage Trust, Inc.	30,826	197,903
NorthStar Realty Finance Corp.	113,961	1,063,256
One Liberty Properties, Inc.	5,657	119,589
Parkway Properties, Inc.	20,771	376,163
Pebblebrook Hotel Trust	29,202	881,900
Pennsylvania Real Estate Investment Trust	32,308	585,744
PennyMac Mortgage Investment Trust	26,312	607,018
Physicians Realty Trust	5,012	62,951
Potlatch Corp.	19,241	785,610
PS Business Parks, Inc.	8,651	704,970
RAIT Financial Trust	33,297	251,392
Ramco-Gershenson Properties Trust	28,475	463,004
Redwood Trust, Inc.	39,054	684,226
Resource Capital Corp.	60,879	374,406
Retail Opportunity Investments Corp.	34,347	508,336
Rexford Industrial Realty, Inc.*	7,626	103,866
RLJ Lodging Trust	58,569	1,479,453
Rouse Properties, Inc.	10,711	216,576

134

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Ryman Hospitality Properties, Inc.	21,071	$777,731
Sabra Health Care REIT, Inc.	17,835	479,762
Saul Centers, Inc.	3,789	178,083
Select Income REIT	10,678	294,179
Silver Bay Realty Trust Corp.	7,415	114,636
Sovran Self Storage, Inc.	14,880	1,138,171
STAG Industrial, Inc.	20,126	420,835
Strategic Hotels & Resorts, Inc.*	85,948	747,748
Summit Hotel Properties, Inc.	38,770	356,296
Sun Communities, Inc.	17,062	760,453
Sunstone Hotel Investors, Inc.	77,218	1,023,139
Terreno Realty Corp.	12,065	214,516
UMH Properties, Inc.	7,501	75,460
Universal Health Realty Income Trust	5,101	224,036
Urstadt Biddle Properties, Inc., Class A	10,721	211,633
Washington Real Estate Investment Trust	31,727	831,565
Western Asset Mortgage Capital Corp.	12,030	193,803
Whitestone REIT	8,919	122,993
Winthrop Realty Trust	14,416	169,676
ZAIS Financial Corp.	2,671	46,475

		55,609,562

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.*	20,405	754,985
Altisource Residential Corp.	19,735	524,359
AV Homes, Inc.*	4,256	81,290
Consolidated-Tomoka Land Co.	2,777	104,193
Forestar Group, Inc.*	16,459	367,529
Kennedy-Wilson Holdings, Inc.	26,690	534,868
Tejon Ranch Co.*	6,607	244,591
Thomas Properties Group, Inc.	14,370	97,716

		2,709,531

Road & Rail 0.5%
Arkansas Best Corp.	12,170	333,093
Celadon Group, Inc.	9,531	176,705
Heartland Express, Inc.	21,665	311,109
Knight Transportation, Inc.	27,814	472,004
Marten Transport Ltd.	11,078	195,416
Patriot Transportation Holding, Inc.*	3,113	115,088
Quality Distribution, Inc.*	9,822	100,970
Roadrunner Transportation Systems, Inc.*	8,806	233,359
Saia, Inc.*	11,487	373,672
Swift Transportation Co.* (a)	39,564	862,100
Universal Truckload Services, Inc.	2,564	68,356
Werner Enterprises, Inc.	21,596	500,163
YRC Worldwide, Inc.* (a)	5,078	48,139

		3,790,174

Semiconductors & Semiconductor Equipment 3.1%
Advanced Energy Industries, Inc.*	18,567	387,679
Alpha & Omega Semiconductor Ltd.*	8,309	61,154
Ambarella, Inc.* (a)	8,781	180,450

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Amkor Technology, Inc.* (a)	33,062	$175,559
ANADIGICS, Inc.*	39,797	80,390
Applied Micro Circuits Corp.*	34,594	403,366
ATMI, Inc.*	15,073	412,096
Axcelis Technologies, Inc.*	50,881	110,412
Brooks Automation, Inc.	31,430	302,985
Cabot Microelectronics Corp.*	10,973	448,686
Cavium, Inc.*	24,160	973,890
Ceva, Inc.*	10,469	150,021
Cirrus Logic, Inc.*	29,823	668,930
Cohu, Inc.	11,546	110,380
Cypress Semiconductor Corp.*	69,639	646,250
Diodes, Inc.*	16,959	410,747
DSP Group, Inc.*	9,475	70,589
Entegris, Inc.*	65,862	681,672
Entropic Communications, Inc.*	42,378	181,378
Exar Corp.*	18,083	208,497
FormFactor, Inc.*	25,491	133,063
GSI Technology, Inc.*	9,806	68,838
GT Advanced Technologies, Inc.* (a)	56,536	424,020
Hittite Microwave Corp.*	14,802	945,700
Inphi Corp.*	12,349	182,024
Integrated Device Technology, Inc.*	62,341	663,308
Integrated Silicon Solution, Inc.*	13,274	143,094
Intermolecular, Inc.*	8,279	48,018
International Rectifier Corp.*	32,533	847,159
Intersil Corp., Class A	60,182	671,631
IXYS Corp.	11,245	130,779
Kopin Corp.*	30,912	113,447
Lattice Semiconductor Corp.*	54,708	280,652
LTX-Credence Corp.*	22,462	137,692
M/A-COM Technology Solutions Holdings, Inc.*	5,090	87,904
MaxLinear, Inc., Class A*	10,788	93,424
Micrel, Inc.	21,986	202,271
Microsemi Corp.*	43,651	1,096,950
Mindspeed Technologies, Inc.* (a)	20,964	60,586
MKS Instruments, Inc.	25,042	742,245
Monolithic Power Systems, Inc.	17,400	554,016
MoSys, Inc.*	22,529	99,128
Nanometrics, Inc.*	10,921	202,912
NeoPhotonics Corp.*	9,781	69,347
NVE Corp.*	2,279	121,630
OmniVision Technologies, Inc.*	25,570	358,236
PDF Solutions, Inc.*	11,878	272,838
Peregrine Semiconductor Corp.* (a)	12,357	100,586
Pericom Semiconductor Corp.*	10,543	85,187
Photronics, Inc.*	28,741	241,424
PLX Technology, Inc.*	21,488	129,787
PMC-Sierra, Inc.*	96,501	566,461
Power Integrations, Inc.	13,603	781,356
Rambus, Inc.*	52,812	461,577
RF Micro Devices, Inc.*	133,091	698,728

135

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Rubicon Technology, Inc.* (a)	8,352	$71,827
Rudolph Technologies, Inc.*	15,443	163,696
Semtech Corp.*	31,657	984,849
Sigma Designs, Inc.*	14,163	77,047
Silicon Image, Inc.*	36,508	191,667
Spansion, Inc., Class A*	22,362	267,673
SunEdison, Inc.*	125,679	1,168,815
SunPower Corp.* (a)	19,417	586,199
Supertex, Inc.	4,610	117,601
Tessera Technologies, Inc.	24,950	474,549
TriQuint Semiconductor, Inc.*	77,257	612,648
Ultra Clean Holdings, Inc.*	11,489	106,963
Ultratech, Inc.*	13,116	312,030
Veeco Instruments, Inc.*	18,526	541,144

		24,157,857

Software 4.1%
Accelrys, Inc.*	26,392	246,765
ACI Worldwide, Inc.*	18,771	1,034,657
Actuate Corp.*	22,360	179,104
Advent Software, Inc.	15,437	517,911
American Software, Inc., Class A	11,484	100,485
Aspen Technology, Inc.*	44,170	1,688,619
AVG Technologies NV*	11,352	228,175
Blackbaud, Inc.	21,576	776,736
Bottomline Technologies de, Inc.*	17,884	561,915
BroadSoft, Inc.*	13,272	434,260
Callidus Software, Inc.*	17,775	183,971
CommVault Systems, Inc.*	21,945	1,713,466
Comverse, Inc.*	10,484	331,085
Cyan, Inc.* (a)	3,880	18,275
Digimarc Corp.	3,016	63,517
Ebix, Inc. (a)	14,765	168,026
Ellie Mae, Inc.*	12,488	360,903
Epiq Systems, Inc.	14,866	222,395
ePlus, Inc.	1,757	95,510
Fair Isaac Corp.	16,903	968,204
FleetMatics Group PLC*	7,737	245,650
Gigamon, Inc.*	3,684	113,394
Glu Mobile, Inc.* (a)	30,037	102,126
Guidance Software, Inc.*	8,049	70,348
Guidewire Software, Inc.*	22,959	1,164,480
Imperva, Inc.*	9,562	366,607
Infoblox, Inc.*	23,602	1,049,109
Interactive Intelligence Group, Inc.*	7,324	450,060
Jive Software, Inc.*	18,736	204,035
Manhattan Associates, Inc.*	9,168	976,484
Mentor Graphics Corp.	44,907	991,547
MicroStrategy, Inc., Class A*	4,280	522,117
Mitek Systems, Inc.* (a)	12,185	64,459
Model N, Inc.*	3,960	35,600
Monotype Imaging Holdings, Inc.	18,072	509,992
Netscout Systems, Inc.*	17,105	484,414

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Pegasystems, Inc.	8,219	$312,815
Progress Software Corp.*	24,352	632,178
Proofpoint, Inc.*	10,324	326,651
PROS Holdings, Inc.*	10,640	376,124
PTC, Inc.*	56,358	1,562,244
QAD, Inc., Class A	2,804	41,836
Qlik Technologies, Inc.*	41,001	1,038,965
Qualys, Inc.*	7,058	146,806
Rally Software Development Corp.*	3,241	86,956
RealPage, Inc.*	21,994	539,513
Rosetta Stone, Inc.*	5,417	82,230
Sapiens International Corp. NV	8,159	52,626
Seachange International, Inc.*	15,478	219,633
Silver Spring Networks, Inc.* (a)	2,915	63,664
SS&C Technologies Holdings, Inc.*	27,412	1,077,292
Synchronoss Technologies, Inc.*	13,775	476,890
Take-Two Interactive Software, Inc.*	38,339	686,651
Tangoe, Inc.* (a)	14,664	280,082
TeleCommunication Systems, Inc., Class A*	22,844	52,084
Telenav, Inc.*	8,499	61,618
TiVo, Inc.*	59,734	793,865
Tyler Technologies, Inc.*	14,867	1,437,788
Ultimate Software Group, Inc. (The)*	13,048	2,015,655
VASCO Data Security International, Inc.*	13,480	101,235
Verint Systems, Inc.*	24,764	904,381
VirnetX Holding Corp.* (a)	19,996	434,713
Vringo, Inc.* (a)	31,555	88,985

		31,137,881

Specialty Retail 3.2%
Aeropostale, Inc.* (a)	37,192	345,514
America’s Car-Mart, Inc.*	3,799	173,766
Ann, Inc.*	22,224	785,841
Asbury Automotive Group, Inc.*	14,672	704,990
Barnes & Noble, Inc.* (a)	19,188	271,126
bebe stores, inc.	16,177	97,547
Big 5 Sporting Goods Corp.	7,970	150,713
Body Central Corp.*	8,062	45,147
Brown Shoe Co., Inc.	20,470	459,347
Buckle, Inc. (The) (a)	13,199	645,959
Cato Corp. (The), Class A	13,031	390,539
Children’s Place Retail Stores, Inc. (The)*	10,921	596,177
Christopher & Banks Corp.*	17,097	98,650
Citi Trends, Inc.*	7,269	106,709
Conn’s, Inc.*	10,566	638,609
Destination Maternity Corp.	6,378	199,249
Destination XL Group, Inc.*	19,754	137,290
Express, Inc.*	40,189	932,787
Finish Line, Inc. (The), Class A	23,255	582,305
Five Below, Inc.* (a)	15,417	744,024
Francesca’s Holdings Corp.* (a)	20,834	374,804
Genesco, Inc.*	11,354	773,321
Group 1 Automotive, Inc.	10,248	655,872

136

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Haverty Furniture Cos., Inc.	9,347	$259,940
hhgregg, Inc.*	6,071	94,161
Hibbett Sports, Inc.* (a)	12,235	713,668
Jos. A. Bank Clothiers, Inc.*	13,215	634,056
Kirkland’s, Inc.*	6,587	116,919
Lithia Motors, Inc., Class A	10,459	657,348
Lumber Liquidators Holdings, Inc.*	12,980	1,482,186
MarineMax, Inc.*	11,099	163,488
Mattress Firm Holding Corp.* (a)	6,327	190,190
Men’s Wearhouse, Inc. (The)	23,640	999,972
Monro Muffler Brake, Inc. (a)	14,750	678,500
New York & Co., Inc.*	13,307	68,132
Office Depot, Inc.*	115,879	647,764
OfficeMax, Inc.	40,947	613,386
Pacific Sunwear of California, Inc.*	21,267	57,208
Penske Automotive Group, Inc.	19,891	788,081
Pep Boys-Manny, Moe & Jack (The)*	25,181	325,842
Pier 1 Imports, Inc.	44,705	933,440
RadioShack Corp.* (a)	47,378	133,132
Rent-A-Center, Inc.	25,144	860,931
Restoration Hardware Holdings, Inc.*	8,376	584,142
Sears Hometown and Outlet Stores, Inc.*	4,110	114,505
Select Comfort Corp.*	26,340	482,549
Shoe Carnival, Inc.	7,070	183,749
Sonic Automotive, Inc., Class A	18,427	410,554
Stage Stores, Inc.	15,487	319,807
Stein Mart, Inc.	13,098	193,458
Systemax, Inc.	5,154	48,963
Tile Shop Holdings, Inc.*	8,743	195,231
Tilly’s, Inc., Class A*	4,764	69,364
Trans World Entertainment Corp.	4,962	21,485
Vitamin Shoppe, Inc.*	14,290	670,344
West Marine, Inc.*	8,102	98,925
Wet Seal, Inc. (The), Class A*	42,017	139,076
Winmark Corp.	1,035	75,772
Zale Corp.*	15,410	240,858
Zumiez, Inc.*	9,973	295,600

		24,473,012

Textiles, Apparel & Luxury Goods 1.3%
American Apparel, Inc.* (a)	28,095	37,647
Columbia Sportswear Co. (a)	6,079	406,503
Crocs, Inc.*	41,694	507,833
Culp, Inc.	3,914	75,736
Fifth & Pacific Cos., Inc.*	56,558	1,498,221
G-III Apparel Group Ltd.*	7,932	449,903
Iconix Brand Group, Inc.*	26,962	973,059
Jones Group, Inc. (The)	37,886	588,749
Movado Group, Inc.	8,391	391,272
Oxford Industries, Inc.	6,356	456,170
Perry Ellis International, Inc.	5,792	110,106
Quiksilver, Inc.*	62,737	521,972
RG Barry Corp.	4,761	90,840

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)
Skechers U.S.A., Inc., Class A*	18,313	$533,641
Steven Madden Ltd.*	28,435	1,042,996
Tumi Holdings, Inc.*	22,642	483,407
Unifi, Inc.*	7,052	171,998
Vera Bradley, Inc.* (a)	10,229	226,572
Wolverine World Wide, Inc.	23,672	1,366,821

		9,933,446

Thrifts & Mortgage Finance 1.6%
Astoria Financial Corp.	41,853	552,878
Banc of California, Inc. (a)	7,778	109,748
Bank Mutual Corp.	21,758	138,381
BankFinancial Corp.	9,899	91,962
BBX Capital Corp., Class A* (a)	3,510	46,297
Beneficial Mutual Bancorp, Inc.*	15,059	146,825
Berkshire Hills Bancorp, Inc.	11,921	302,436
BofI Holding, Inc.*	5,741	346,871
Brookline Bancorp, Inc.	33,300	295,371
Capitol Federal Financial, Inc.	70,568	894,096
Charter Financial Corp.	10,685	115,825
Clifton Savings Bancorp, Inc.	4,126	52,111
Dime Community Bancshares, Inc.	15,119	247,347
Doral Financial Corp.*	3,018	51,004
ESB Financial Corp.	6,075	80,858
ESSA Bancorp, Inc.	4,174	45,747
EverBank Financial Corp.	38,205	577,660
Federal Agricultural Mortgage Corp., Class C	4,893	174,631
First Defiance Financial Corp.	4,558	117,688
First Federal Bancshares of Arkansas, Inc.*	1,538	13,811
First Financial Northwest, Inc.	7,344	79,609
Flagstar Bancorp, Inc.*	9,407	152,487
Fox Chase Bancorp, Inc.	5,738	99,095
Franklin Financial Corp.	5,017	94,671
Hingham Institution for Savings	624	45,377
Home Bancorp, Inc.*	3,166	57,526
Home Loan Servicing Solutions Ltd.	33,498	790,888
HomeStreet, Inc.	6,081	115,661
Kearny Financial Corp.*	6,763	71,011
Meridian Interstate Bancorp, Inc.*	3,989	94,699
Meta Financial Group, Inc.	2,821	104,998
MGIC Investment Corp.*	153,142	1,246,576
NASB Financial, Inc.*	2,003	51,577
Northfield Bancorp, Inc.	27,561	356,364
Northwest Bancshares, Inc.	44,463	622,037
OceanFirst Financial Corp.	6,514	114,581
Oritani Financial Corp.	21,562	349,736
PennyMac Financial Services, Inc., Class A*	6,054	97,469
Provident Financial Holdings, Inc.	4,269	64,718
Provident Financial Services, Inc.	28,313	530,586
Provident New York Bancorp (a)	21,108	247,386
Radian Group, Inc. (a)	81,642	1,189,524
Rockville Financial, Inc.	13,022	171,239
Roma Financial Corp.*	3,386	65,892

137

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Territorial Bancorp, Inc.	4,704	$102,594
Tree.com, Inc.	3,002	88,589
TrustCo Bank Corp. NY	44,916	301,835
United Community Financial Corp.*	23,682	94,728
United Financial Bancorp, Inc.	9,282	145,542
Walker & Dunlop, Inc.*	7,822	101,530
Waterstone Financial, Inc.*	3,565	37,932
Westfield Financial, Inc.	8,800	63,448
WSFS Financial Corp.	3,701	259,107

		12,410,559

Tobacco 0.2%
Alliance One International, Inc.*	40,812	121,212
Universal Corp.	10,974	581,951
Vector Group Ltd. (a)	30,095	486,636

		1,189,799

Trading Companies & Distributors 0.9%
Aceto Corp.	12,958	206,680
Aircastle Ltd.	32,292	609,350
Applied Industrial Technologies, Inc.	19,867	939,908
Beacon Roofing Supply, Inc.*	23,002	798,399
BlueLinx Holdings, Inc.* (a)	16,414	30,530
CAI International, Inc.*	8,137	178,119
DXP Enterprises, Inc.*	4,481	411,804
Edgen Group, Inc.*	8,218	98,369
H&E Equipment Services, Inc.*	14,174	354,775
Houston Wire & Cable Co.	8,419	116,772
Kaman Corp.	12,778	475,086
Rush Enterprises, Inc., Class A*	16,397	469,282
TAL International Group, Inc. (a)	16,013	773,588
Textainer Group Holdings Ltd. (a)	10,057	381,160
Titan Machinery, Inc.* (a)	8,173	144,172
Watsco, Inc.	12,147	1,157,488

		7,145,482

Transportation Infrastructure 0.1%
Wesco Aircraft Holdings, Inc.*	19,483	356,929

Water Utilities 0.3%
American States Water Co.	18,267	520,244
Artesian Resources Corp., Class A	3,470	79,463
California Water Service Group	22,644	493,639
Connecticut Water Service, Inc.	5,090	163,135
Consolidated Water Co., Ltd.	6,890	103,626
Middlesex Water Co.	7,517	155,827
Pure Cycle Corp.* (a)	8,240	55,043
SJW Corp.	7,290	205,797
York Water Co. (The)	6,164	127,656

		1,904,430

Wireless Telecommunication Services 0.2%
Boingo Wireless, Inc.*	8,935	60,579
Leap Wireless International, Inc.*	25,557	411,468

Common Stocks (continued)

	Shares	Market Value

Wireless Telecommunication Services (continued)
NII Holdings, Inc.* (a)	81,380	$279,947
NTELOS Holdings Corp.	7,380	140,515
Shenandoah Telecommunications Co.	11,371	315,318
USA Mobility, Inc.	10,254	152,990

		1,360,817

Total Common Stocks (cost $546,089,204)		745,886,836

Rights 0.0%†

	Number of Rights	Market Value

Biotechnology 0.0%†
Cubist Pharmaceuticals, Inc.*	10,662	20,578

Hotels, Restaurants & Leisure 0.0%†
Caesars Entertainment Corp., expiring 11/02/13* (a)(b)	17,619	40,347

Total Rights (cost $ — )		60,925

Warrant 0.0%

	Number of Warrants	Market Value

Oil, Gas & Consumable Fuels 0.0%
Magnum Hunter Resources Corp., expiring 04/15/16* (b)	7,307	0

Total Warrant (cost $ — )		0

Mutual Funds 2.9%

	Shares	Market Value

Equity Fund 0.0%†
Firsthand Technology Value Fund, Inc. *	4,045	94,288

Money Market Fund 2.9%
Fidelity Institutional Money Market Fund – Institutional Class, 0.08% (c)	22,584,699	22,584,699

Total Mutual Funds (cost $22,664,434)		22,678,987

138

Statement of Investments (Continued)

October 31, 2013

Nationwide Small Cap Index Fund (Continued)

Repurchase Agreements 10.8%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.09%, dated 10/31/13, due 11/01/13, repurchase price $40,000,100, collateralized by U.S. Government Agency and Treasury Securities ranging from 0.00%-5.13%, maturing 11/15/13-05/04/37; total market value $40,800,005. (d)	$40,000,000	$40,000,000
Goldman Sachs & Co., 0.10%, dated 10/31/13, due 11/01/13, repurchase price $27,924,822, collateralized by U.S. Government Agency Securities ranging from 2.50%-7.50%, maturing 06/15/23-10/20/43; total market value $28,483,240. (d)	27,924,745	27,924,745
Goldman Sachs & Co., 0.05%, dated 10/30/13, due 11/06/13, repurchase price $15,000,125, collateralized by U.S. Government Treasury Securities ranging from 0.25%-8.13%, maturing 01/31/15-02/15/26; total market value $15,300,006. (d)	15,000,000	15,000,000

Total Repurchase Agreements (cost $82,924,745)		82,924,745

Total Investments (cost $651,678,383) (e) — 110.7%		851,551,493

Liabilities in excess of other assets — (10.7%)		(82,272,197)

NET ASSETS — 100.0%		$769,279,296

*	Denotes a non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2013. The total value of securities on loan at October 31, 2013 was $79,877,508.
(b)	Fair valued security.
(c)	Represents 7-day effective yield as of October 31, 2013.
(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2013 was $82,924,745.
(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.
†	Amount rounds to less than 0.1%.
Ltd.	Limited
NV	Public Traded Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SA	Stock Company

At October 31, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
214	Russell 2000 Mini Future	12/20/13	$23,492,920	$340,722

At October 31, 2013, the fund had $904,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

139

Statement of Assets and Liabilities

October 31, 2013

Nationwide Small Cap Index Fund
Assets:
Investments, at value *(cost $568,753,638)	$768,626,748
Repurchase agreements, at value and cost	82,924,745

Total Investments	851,551,493

Cash	7,054
Deposits with broker for futures contracts	904,000
Dividends receivable	272,370
Security lending income receivable	122,312
Receivable for investments sold	1,549,745
Receivable for capital shares issued	135,314
Prepaid expenses	23,518

Total Assets	854,565,806

Liabilities:
Payable for investments purchased	1,526,742
Payable for capital shares redeemed	400,957
Payable for variation margin on futures contracts	180,607
Payable upon return of securities loaned (Note 2)	82,924,745
Accrued expenses and other payables:
Investment advisory fees	123,278
Fund administration fees	23,037
Distribution fees	31,941
Administrative servicing fees	28,485
Accounting and transfer agent fees	17,951
Trustee fees	1,465
Custodian fees	1,697
Compliance program costs (Note 3)	377
Professional fees	21,894
Printing fees	2,577
Other	757

Total Liabilities	85,286,510

Net Assets	$769,279,296

Represented by:
Capital	$547,211,059
Accumulated undistributed net investment income	3,267,995
Accumulated net realized gains from investment and futures transactions	18,586,410
Net unrealized appreciation/(depreciation) from investments	199,873,110
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	340,722

Net Assets	$769,279,296

Net Assets:
Class A Shares	$140,499,070
Class B Shares	11,115
Class C Shares	2,763,671
Class R2 Shares	16,977
Institutional Class Shares	625,988,463

Total	$769,279,296

*	Includes value of securities on loan of $79,877,508 (Note 2).

140

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Small Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,041,563
Class B Shares	731
Class C Shares	182,498
Class R2 Shares	1,098
Institutional Class Shares	39,738,046

Total	48,963,936

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.54
Class B Shares (b)	$15.21
Class C Shares (c)	$15.14
Class R2 Shares	$15.46
Institutional Class Shares	$15.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.49

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

141

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$10,741,458
Income from securities lending (Note 2)	1,482,374
Foreign tax withholding	(8,291)

Total Income	12,215,541

EXPENSES:
Investment advisory fees	1,173,511
Fund administration fees	229,651
Distribution fees Class A	297,074
Distribution fees Class B	472
Distribution fees Class C	20,577
Distribution fees Class R2	39
Administrative servicing fees Class A	167,218
Registration and filing fees	52,823
Professional fees	43,800
Printing fees	20,478
Trustee fees	21,636
Custodian fees	22,655
Accounting and transfer agent fees	82,757
Compliance program costs (Note 3)	2,276
Recoupment fees (Note 3)	40,639
Other	17,046

Total expenses before earnings credit	2,192,652

Earnings credit (Note 6)	(605)

Net Expenses	2,192,047

NET INVESTMENT INCOME	10,023,494

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	38,525,855
Net realized gains from futures transactions (Note 2)	5,443,446

Net realized gains from investment and futures transactions	43,969,301

Net change in unrealized appreciation/(depreciation) from investments	135,547,095
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	544,731

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	136,091,826

Net realized/unrealized gains from investments and futures transactions	180,061,127

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$190,084,621

The accompanying notes are an integral part of these financial statements.

142

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$10,023,494	$7,458,334
Net realized gains from investment and futures transactions	43,969,301	8,803,943
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	136,091,826	43,701,524

Change in net assets resulting from operations	190,084,621	59,963,801

Distributions to Shareholders From:
Net investment income:
Class A	(1,542,902)	(828,798)
Class B	(612)	(199)
Class C	(19,640)	(3,570)
Class R2	(32)	(8)
Institutional Class	(7,334,699)	(4,309,467)
Net realized gains:
Class A	(3,723,808)	(4,880,417)
Class B	(1,847)	(2,472)
Class C	(59,007)	(46,523)
Class R2	(54)	(42)
Institutional Class	(15,728,849)	(13,674,401)

Change in net assets from shareholder distributions	(28,411,450)	(23,745,897)

Change in net assets from capital transactions	75,124,605	(64,374,210)

Change in net assets	236,797,776	(28,156,306)

Net Assets:
Beginning of year	532,481,520	560,637,826

End of year	$769,279,296	$532,481,520

Accumulated undistributed net investment income at end of year	$3,267,995	$2,858,720

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$29,446,032	$20,840,718
Dividends reinvested	5,021,532	5,477,805
Cost of shares redeemed	(26,588,285)	(76,454,735)

Total Class A Shares	7,879,279	(50,136,212)

Class B Shares
Proceeds from shares issued	–	176
Dividends reinvested	2,459	2,494
Cost of shares redeemed	(51,789)	(32,247)

Total Class B Shares	(49,330)	(29,577)

Class C Shares
Proceeds from shares issued	738,602	268,175
Dividends reinvested	72,507	45,377
Cost of shares redeemed	(113,285)	(223,246)

Total Class C Shares	697,824	90,306

143

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$13,446	$53
Dividends reinvested	86	50
Cost of shares redeemed	(144)	–

Total Class R2 Shares	13,388	103

Institutional Class Shares
Proceeds from shares issued	135,019,988	55,952,419
Dividends reinvested	23,063,548	17,983,868
Cost of shares redeemed	(91,500,092)	(88,235,117)

Total Institutional Class Shares	66,583,444	(14,298,830)

Change in net assets from capital transactions	$75,124,605	$(64,374,210)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,124,408	1,785,782
Reinvested	417,993	524,486
Redeemed	(1,950,908)	(6,816,630)

Total Class A Shares	591,493	(4,506,362)

Class B Shares
Issued	–	17
Reinvested	209	243
Redeemed	(3,607)	(2,826)

Total Class B Shares	(3,398)	(2,566)

Class C Shares
Issued	54,569	23,142
Reinvested	6,187	4,452
Redeemed	(8,624)	(19,328)

Total Class C Shares	52,132	8,266

Class R2 Shares
Issued	982	4
Reinvested	7	5
Redeemed	(11)	–

Total Class R2 Shares	978	9

Institutional Class Shares
Issued	9,176,264	4,857,328
Reinvested	1,895,767	1,685,239
Redeemed	(6,555,848)	(7,561,244)

Total Institutional Class Shares	4,516,183	(1,018,677)

Total change in shares	5,157,388	(5,519,330)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

144

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2013 (d)	$12.05	0.18	3.94	4.12	(0.18)	(0.45)	(0.63)	–	$15.54	35.77%	$140,499,070	0.67%	1.31%	0.67%	21.34%
Year Ended October 31, 2012 (d)	$11.28	0.13	1.09	1.22	(0.07)	(0.38)	(0.45)	–	$12.05	11.45%	$101,814,470	0.68%	1.12%	0.68%	26.98%
Year Ended October 31, 2011 (d)	$10.67	0.09	0.59	0.68	(0.07)	–	(0.07)	–	$11.28	6.35%	$146,164,624	0.66%	0.75%	0.68%	24.19%
Year Ended October 31, 2010 (d)	$8.54	0.07	2.14	2.21	(0.08)	–	(0.08)	–	$10.67	26.03%	$170,128,967	0.68%	0.73%	0.72%	19.55%
Year Ended October 31, 2009 (d)	$8.25	0.07	0.39	0.46	(0.05)	(0.12)	(0.17)	–	$8.54	5.94%	$122,390,936	0.72%	0.86%	0.82%	22.56%

Class B Shares
Year Ended October 31, 2013 (d)	$11.85	0.10	3.86	3.96	(0.15)	(0.45)	(0.60)	–	$15.21	34.86%	$11,115	1.28%	0.78%	1.28%	21.34%
Year Ended October 31, 2012 (d)	$11.12	0.06	1.08	1.14	(0.03)	(0.38)	(0.41)	–	$11.85	10.82%	$48,918	1.28%	0.49%	1.28%	26.98%
Year Ended October 31, 2011 (d)	$10.54	0.02	0.58	0.60	(0.02)	–	(0.02)	–	$11.12	5.69%	$74,435	1.27%	0.18%	1.28%	24.19%
Year Ended October 31, 2010 (d)	$8.44	0.01	2.12	2.13	(0.03)	–	(0.03)	–	$10.54	25.30%	$143,564	1.29%	0.12%	1.34%	19.55%
Year Ended October 31, 2009 (d)	$8.16	0.03	0.39	0.42	(0.02)	(0.12)	(0.14)	–	$8.44	5.54%	$188,301	1.30%	0.42%	1.41%	22.56%

Class C Shares
Year Ended October 31, 2013 (d)	$11.79	0.09	3.86	3.95	(0.15)	(0.45)	(0.60)	–	$15.14	34.95%	$2,763,671	1.27%	0.66%	1.27%	21.34%
Year Ended October 31, 2012 (d)	$11.07	0.06	1.07	1.13	(0.03)	(0.38)	(0.41)	–	$11.79	10.76%	$1,537,462	1.28%	0.50%	1.28%	26.98%
Year Ended October 31, 2011 (d)	$10.50	0.02	0.58	0.60	(0.03)	–	(0.03)	–	$11.07	5.67%	$1,351,735	1.27%	0.16%	1.28%	24.19%
Year Ended October 31, 2010 (d)	$8.42	0.01	2.11	2.12	(0.04)	–	(0.04)	–	$10.50	25.20%	$1,028,779	1.29%	0.11%	1.33%	19.55%
Year Ended October 31, 2009 (d)	$8.14	0.02	0.40	0.42	(0.02)	(0.12)	(0.14)	–	$8.42	5.46%	$623,587	1.30%	0.24%	1.40%	22.56%

Class R2 Shares(e)
Year Ended October 31, 2013 (d)	$12.00	0.13	3.97	4.10	(0.19)	(0.45)	(0.64)	–	$15.46	35.71%	$16,977	0.77%	0.93%	0.77%	21.34%
Year Ended October 31, 2012 (d)	$11.25	0.12	1.08	1.20	(0.07)	(0.38)	(0.45)	–	$12.00	11.29%	$1,440	0.78%	1.01%	0.78%	26.98%
Year Ended October 31, 2011 (d)	$10.65	0.07	0.59	0.66	(0.06)	–	(0.06)	–	$11.25	6.14%	$1,249	0.78%	0.63%	0.78%	24.19%
Year Ended October 31, 2010 (d)	$8.53	0.06	2.14	2.20	(0.08)	–	(0.08)	–	$10.65	25.88%	$1,172	0.78%	0.62%	0.84%	19.55%
Year Ended October 31, 2009 (d)	$8.24	0.04	0.42	0.46	(0.05)	(0.12)	(0.17)	–	$8.53	5.94%	$734	0.89%	0.49%	0.92%	22.56%

Institutional Class Shares
Year Ended October 31, 2013 (d)	$12.18	0.23	4.00	4.23	(0.21)	(0.45)	(0.66)	–	$15.75	36.30%	$625,988,463	0.28%	1.70%	0.28%	21.34%
Year Ended October 31, 2012 (d)	$11.40	0.18	1.10	1.28	(0.12)	(0.38)	(0.50)	–	$12.18	11.85%	$429,079,230	0.28%	1.50%	0.28%	26.98%
Year Ended October 31, 2011 (d)	$10.79	0.14	0.59	0.73	(0.12)	–	(0.12)	–	$11.40	6.74%	$413,045,783	0.27%	1.15%	0.28%	24.19%
Year Ended October 31, 2010 (d)	$8.63	0.11	2.17	2.28	(0.12)	–	(0.12)	–	$10.79	26.51%	$316,308,307	0.29%	1.11%	0.33%	19.55%
Year Ended October 31, 2009 (d)	$8.33	0.10	0.41	0.51	(0.09)	(0.12)	(0.21)	–	$8.63	6.51%	$244,252,273	0.30%	1.26%	0.41%	22.56%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

145

Notes to Financial Statements

October 31, 2013

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2013, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Funds’ portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), to the Funds assigns a fair value to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m.

146

Notes to Financial Statements (Continued)

October 31, 2013

Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign fair value. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The FVC follows guidelines approved by the Board of Trustees to assign the fair value. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities listed on a foreign exchange are generally fair valued by an independent fair value pricing service approved by the Board of Trustees or otherwise are valued at the last sale price at the close of the exchange on which the security is principally traded. Securities valued in this manner are generally categorized as Level 2 and Level 1 investments, respectively, within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Independent pricing service providers may use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy.

147

Notes to Financial Statements (Continued)

October 31, 2013

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2013. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond Index

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$4,427,567	$—	$4,427,567
Commercial Mortgage Backed Securities	—	16,597,931	—	16,597,931
Corporate Bonds	—	225,097,615	—	225,097,615
Municipal Bonds	—	9,148,616	—	9,148,616
Mutual Fund	72,072,388	—	—	72,072,388
Repurchase Agreements	—	12,227,517	—	12,227,517
Sovereign Bonds	—	27,934,955	—	27,934,955
U.S. Government Mortgage Backed Agencies	—	298,030,116	—	298,030,116
U.S. Government Sponsored & Agency Obligations	—	44,223,933	—	44,223,933
U.S. Treasury Bonds	—	47,323,548	—	47,323,548
U.S. Treasury Notes	—	289,486,185	—	289,486,185
Yankee Dollars	—	4,779,454	—	4,779,454
Total Assets	$72,072,388	$979,277,437	$—	$1,051,349,825
Liabilities:
U.S. Government Mortgage Backed Agencies	—	(13,475,102)	—	(13,475,102)
Total Liabilities	$—	$(13,475,102)	$—	$(13,475,102)
Total	$72,072,388	$965,802,335	$—	$1,037,874,723

International Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$19,600,538	$—	$19,600,538
Air Freight & Logistics	—	6,087,336	—	6,087,336
Airlines	—	3,972,410	—	3,972,410
Auto Components	—	18,535,828	—	18,535,828
Automobiles	—	63,410,402	—	63,410,402
Beverages	720,144	41,917,480	—	42,637,624
Biotechnology	—	8,444,511	—	8,444,511
Building Products	—	10,659,651	—	10,659,651
Capital Markets	—	36,824,149	—	36,824,149
Chemicals	—	57,428,275	—	57,428,275
Commercial Banks	—	234,189,770	—	234,189,770
Commercial Services & Supplies	—	10,625,207	—	10,625,207
Communications Equipment	—	9,093,469	—	9,093,469
Computers & Peripherals	—	1,974,576	—	1,974,576
Construction & Engineering	—	13,289,572	—	13,289,572
Construction Materials	—	10,848,526	—	10,848,526
Consumer Finance	—	1,094,360	—	1,094,360
Containers & Packaging	—	2,975,949	—	2,975,949
Distributors	—	430,392	—	430,392
Diversified Consumer Services	—	350,356	—	350,356
Diversified Financial Services	—	23,765,945	—	23,765,945
Diversified Telecommunication Services	—	55,474,827	—	55,474,827

148

Notes to Financial Statements (Continued)

October 31, 2013

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Electric Utilities	$—	$27,924,508	$—	$27,924,508
Electrical Equipment	—	24,153,570	—	24,153,570
Electronic Equipment, Instruments & Components	—	20,184,135	—	20,184,135
Energy Equipment & Services	—	12,742,562	—	12,742,562
Food & Staples Retailing	—	36,776,836	—	36,776,836
Food Products	—	65,628,150	—	65,628,150
Gas Utilities	—	8,644,142	—	8,644,142
Health Care Equipment & Supplies	—	11,302,967	—	11,302,967
Health Care Providers & Services	—	7,114,386	—	7,114,386
Health Care Technology	—	246,472	—	246,472
Hotels, Restaurants & Leisure	—	22,154,997	—	22,154,997
Household Durables	—	10,272,437	—	10,272,437
Household Products	—	11,538,985	—	11,538,985
Independent Power Producers & Energy Traders	—	1,115,427	—	1,115,427
Industrial Conglomerates	—	27,955,585	—	27,955,585
Information Technology Services	—	7,032,328	—	7,032,328
Insurance	—	90,475,061	—	90,475,061
Internet & Catalog Retail	—	1,302,964	—	1,302,964
Internet Software & Services	—	1,834,836	—	1,834,836
Leisure Equipment & Products	—	3,577,407	—	3,577,407
Life Sciences Tools & Services	—	1,406,984	—	1,406,984
Machinery	—	46,156,777	—	46,156,777
Marine	—	4,831,513	—	4,831,513
Media	—	23,466,560	—	23,466,560
Metals & Mining	—	66,463,914	—	66,463,914
Multiline Retail	—	6,163,110	—	6,163,110
Multi-Utilities	—	23,898,640	—	23,898,640
Office Electronics	—	6,623,841	—	6,623,841
Oil, Gas & Consumable Fuels	—	107,271,509	—	107,271,509
Paper & Forest Products	—	2,341,895	—	2,341,895
Personal Products	—	9,945,891	—	9,945,891
Pharmaceuticals	—	144,307,784	—	144,307,784
Professional Services	—	11,366,388	—	11,366,388
Real Estate Investment Trusts (REITs)	—	26,851,923	—	26,851,923
Real Estate Management & Development	—	35,065,601	—	35,065,601
Road & Rail	—	17,612,292	—	17,612,292
Semiconductors & Semiconductor Equipment	—	11,992,974	—	11,992,974
Software	—	14,940,494	—	14,940,494
Specialty Retail	—	16,741,167	—	16,741,167
Textiles, Apparel & Luxury Goods	—	28,933,502	—	28,933,502
Tobacco	—	25,270,169	—	25,270,169
Trading Companies & Distributors	—	20,569,087	—	20,569,087
Transportation Infrastructure	—	7,037,236	—	7,037,236
Water Utilities	—	2,023,012	—	2,023,012
Wireless Telecommunication Services	—	42,424,474	—	42,424,474
Total Common Stocks	$720,144	$1,726,678,021	$—	$1,727,398,165
Futures Contracts	533,852	—	—	533,852
Mutual Fund	2,017,370	—	—	2,017,370
Preferred Stocks	—	10,688,006	—	10,688,006
Repurchase Agreements	—	43,367,832	—	43,367,832
Right	—	—	—	—
Total Assets	$3,271,366	$1,780,733,859	$—	$1,784,005,225

149

Notes to Financial Statements (Continued)

October 31, 2013

	Level 1	Level 2	Level 3	Total
Liabilities:
Futures Contracts	$(22,622)	$—	$—	$(22,622)
Total Liabilities	$(22,622)	$—	$—	$(22,622)
Total	$3,248,744	$1,780,733,859	$—	$1,783,982,603

Mid Cap Market Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,207,452,720	$—	$—	$1,207,452,720
Futures Contracts	144,556	—	—	144,556
Mutual Fund	12,106,056	—	—	12,106,056
Repurchase Agreements	—	94,342,812	—	94,342,812
Total	$1,219,703,332	$94,342,812	$—	$1,314,046,144

S&P 500 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,476,438,708	$—	$—	$2,476,438,708
Futures Contracts	2,409,376	—	—	2,409,376
Mutual Fund	58,907,333	—	—	58,907,333
Repurchase Agreements	—	32,484,235	—	32,484,235
Total	$2,537,755,417	$32,484,235	$—	$2,570,239,652

Small Cap Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$12,588,744	$—	$—	$12,588,744
Air Freight & Logistics	3,237,888	—	—	3,237,888
Airlines	5,582,577	—	—	5,582,577
Auto Components	7,504,000	—	—	7,504,000
Automobiles	394,656	—	—	394,656
Beverages	1,210,062	—	—	1,210,062
Biotechnology	28,061,660	—	—	28,061,660
Building Products	5,489,099	—	—	5,489,099
Capital Markets	20,159,860	—	—	20,159,860
Chemicals	17,329,577	—	—	17,329,577
Commercial Banks	52,798,386	—	—	52,798,386
Commercial Services & Supplies	15,738,901	—	—	15,738,901
Communications Equipment	14,139,125	—	—	14,139,125
Computers & Peripherals	3,815,077	—	—	3,815,077
Construction & Engineering	6,333,453	—	—	6,333,453
Construction Materials	1,050,396	—	—	1,050,396
Consumer Finance	5,864,367	—	—	5,864,367
Containers & Packaging	1,780,340	—	—	1,780,340
Distributors	1,852,728	—	—	1,852,728
Diversified Consumer Services	9,786,140	—	—	9,786,140

150

Notes to Financial Statements (Continued)

October 31, 2013

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Diversified Financial Services	$2,503,926	$—	$—	$2,503,926
Diversified Telecommunication Services	4,256,625	—	—	4,256,625
Electric Utilities	10,250,353	—	—	10,250,353
Electrical Equipment	11,710,602	—	—	11,710,602
Electronic Equipment, Instruments & Components	19,990,565	—	—	19,990,565
Energy Equipment & Services	14,404,382	—	—	14,404,382
Food & Staples Retailing	10,561,494	—	—	10,561,494
Food Products	12,589,660	—	—	12,589,660
Gas Utilities	6,906,549	—	—	6,906,549
Health Care Equipment & Supplies	26,457,538	—	—	26,457,538
Health Care Providers & Services	18,627,910	—	—	18,627,910
Health Care Technology	7,062,869	—	—	7,062,869
Hotels, Restaurants & Leisure	21,509,527	—	—	21,509,527
Household Durables	8,001,736	—	—	8,001,736
Household Products	1,682,819	—	—	1,682,819
Independent Power Producers & Energy Traders	1,446,069	—	—	1,446,069
Industrial Conglomerates	572,958	—	—	572,958
Information Technology Services	16,337,791	—	—	16,337,791
Insurance	17,755,797	—	—	17,755,797
Internet & Catalog Retail	2,975,810	—	—	2,975,810
Internet Software & Services	22,376,995	—	—	22,376,995
Leisure Equipment & Products	4,134,298	—	—	4,134,298
Life Sciences Tools & Services	3,088,831	—	—	3,088,831
Machinery	24,580,539	—	—	24,580,539
Marine	648,592	—	—	648,592
Media	10,634,218	—	—	10,634,218
Metals & Mining	10,255,041	—	—	10,255,041
Multiline Retail	1,471,004	—	—	1,471,004
Multi-Utilities	2,671,910	—	—	2,671,910
Oil, Gas & Consumable Fuels	30,000,672	—	—	30,000,672
Paper & Forest Products	5,714,232	—	—	5,714,232
Personal Products	2,549,263	—	—	2,549,263
Pharmaceuticals	10,615,483	—	—	10,615,483
Professional Services	10,644,263	—	—	10,644,263
Real Estate Investment Trusts (REITs)	55,609,562	—	—	55,609,562
Real Estate Management & Development	2,709,531	—	—	2,709,531
Road & Rail	3,790,174	—	—	3,790,174
Semiconductors & Semiconductor Equipment	24,157,857	—	—	24,157,857
Software	31,137,881	—	—	31,137,881
Specialty Retail	24,473,012	—	—	24,473,012
Textiles, Apparel & Luxury Goods	9,933,446	—	—	9,933,446
Thrifts & Mortgage Finance	12,410,559	—	—	12,410,559
Tobacco	1,189,799	—	—	1,189,799
Trading Companies & Distributors	7,145,482	—	—	7,145,482
Transportation Infrastructure	356,929	—	—	356,929
Water Utilities	1,904,430	—	—	1,904,430
Wireless Telecommunication Services	1,360,817	—	—	1,360,817
Total Common Stocks	$745,886,836	$—	$—	$745,886,836

151

Notes to Financial Statements (Continued)

October 31, 2013

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Futures Contracts	$340,722	$—	$—	$340,722
Mutual Funds	22,678,987	—	—	22,678,987
Repurchase Agreements	—	82,924,745	—	82,924,745
Rights	20,578	40,347	—	60,925
Warrant	—	—	—	—
Total	$768,927,123	$82,965,092	$—	$851,892,215

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended October 31, 2013, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2013, International Index held 3 common stock investments that were categorized as Level 3 investments which were each valued at zero.

During the year ended October 31, 2013, Small Cap Index held 2 common stock investments that were categorized as Level 3 investments which were each valued at zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Index engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their investment objectives. International Index is subject to equity price and currency risk in the normal course of pursuing its investment objectives. Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

152

Notes to Financial Statements (Continued)

October 31, 2013

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because a Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2013:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2013

International Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity and foreign currency risk	Unrealized appreciation from futures contracts	$533,852

Total		$533,852

Liabilities:	Statement of Assets & Liabilities
Futures Contracts*
Equity and foreign currency risk	Unrealized depreciation from futures contracts	$(22,622)

Total		$(22,622)

Mid Cap Market Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$144,556

Total		$144,556

S&P 500 Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$2,409,376

Total		$2,409,376

153

Notes to Financial Statements (Continued)

October 31, 2013

Small Cap Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$340,722

Total		$340,722

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

International Index

Realized Gain/(Loss):

Total
Futures Contracts
Equity and foreign currency risk	$3,867,473

Total	$3,867,473

Mid Cap Market Index

Realized Gain/(Loss):

Total
Futures Contracts
Equity risk	$5,621,009

Total	$5,621,009

S&P 500 Index

Realized Gain/(Loss):

Total
Futures Contracts
Equity risk	$7,232,228

Total	$7,232,228

Small Cap Index

Realized Gain/(Loss):

Total
Futures Contracts
Equity risk	$5,443,446

Total	$5,443,446

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2013

International Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity and foreign currency risk	$484,346

Total	$484,346

154

Notes to Financial Statements (Continued)

October 31, 2013

Mid Cap Market Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$379,972

Total	$379,972

S&P 500 Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$2,736,514

Total	$2,736,514

Small Cap Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$544,731

Total	$544,731

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Funds for the year ended October 31, 2013.

(d)	Securities Lending

During the year ended October 31, 2013, the Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives may be included in calculating the Fund’s total assets. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. A Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Funds. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

In the event of a default by a borrower with respect to any loan, JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, a Fund sustains losses as a

155

Notes to Financial Statements (Continued)

October 31, 2013

result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

As of October 31, 2013, the Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Bond Index	$168,765,281	$172,514,051	*
International Index	40,947,352	43,367,832
Mid Cap Market Index	92,755,304	94,342,812
S&P 500 Index	31,811,045	32,484,235
Small Cap Index	79,877,508	82,924,745

*	Includes $160,286,534 of collateral in the form of U.S. Government Agency and Treasury Securities, interest rates ranging from 0.00% to 23.10% and maturity dates ranging from 11/01/13 to 11/20/62.

(e)	Repurchase Agreements

During the year ended October 31, 2013, the Funds entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date under the terms of a Master Repurchase Agreement. The Master Repurchase Agreement governs the repurchase agreement between a Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for the repurchase agreement. If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by The Bank of New York Mellon, JPMorgan, the Funds’ custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security.

156

Notes to Financial Statements (Continued)

October 31, 2013

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2013 are primarily attributable to paydown gains and losses, real estate investment trust (“REIT”) returns of capital dividends, REIT capital gain dividend reclassifications, foreign currency gains and losses and passive foreign investment company income. . These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REIT”) often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year.

157

Notes to Financial Statements (Continued)

October 31, 2013

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the year ended October 31, 2013, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.155%
	On $3 billion and more	0.145%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	On $3 billion and more	0.195%
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.185%
	On $3 billion and more	0.175%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	On $3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.17%
	On $3 billion and more	0.16%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 28, 2014.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34%
Mid Cap Market Index	All Classes	0.30%
S&P 500 Index	All Classes	0.21%
Small Cap Index	All Classes	0.28%

158

Notes to Financial Statements (Continued)

October 31, 2013

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2013, the cumulative potential reimbursements for the following Funds, listed by the year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Total
Bond Index	$—	$—	$—	$—
International Index	1	—	—	1
Mid Cap Market Index	—	—	—	—
S&P 500 Index	—	—	—	—
Small Cap Index	—	—	—	—

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, during the year ended October 31, 2013, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index reimbursed NFA in the amount of $185,028, $186,529, $106,522, $532,105, and $40,639, respectively.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2013, NFM received $2,278,157 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

159

Notes to Financial Statements (Continued)

October 31, 2013

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2013, the Funds’ aggregate portion of such costs amounted to $27,656.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Bond Index	0.25%	1.00%	1.00%	N/A	N/A
International Index	0.25%	1.00%	1.00%	0.50%	N/A
Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A
S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%
Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A

N/A — Not Applicable.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index Class A sales charges ranged from 0% to 5.75% and Bond Index Class A sales charges ranged from 0% to 4.25% based on the amount purchased. Effective October 29, 2013, Bond Index Class A sales charges changed in such a manner that the new Class A sales charges are equal to or lower than the prior Class A sales charges. For the year ended October 31, 2013, the Funds imposed front-end sales charges of $196,643.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A, Class B and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions, Class B shares made within 6 years of purchase, and Class C shares made within 1 year of purchase. Effective July 1, 2013, applicable Class A CDSCs were 0.75% for Bond Index and 1.00% for International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index based on the original purchase price or the current market value of the shares being redeemed. Prior to July 1, 2013, applicable Class A CDSCs ranged from 0.25% to 0.75% for Bond Index and 0.25% to 1.00% for International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index based on the original purchase price or the current market value of the shares being redeemed. Class B CDSCs ranged from 1% to 5% for all Funds, based on the original purchase price or the current market value of the shares being redeemed and depending on how long the shares were held before redemption. Class C CDSCs were 1% for all Funds based on the original purchase price or the current market value of the shares being redeemed. For the year ended October 31, 2013, the Funds imposed CDSCs of $25,460.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Institutional

160

Notes to Financial Statements (Continued)

October 31, 2013

Service Class, and Service Class shares of S&P 500 Index, and up to 0.25% of the average daily net assets of Class A and Class R2 shares of Bond Index, International Index, Mid Cap Market Index, and Small Cap Index.

For the year ended October 31, 2013, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Bond Index	$240,306
International Index	236,526
Mid Cap Market Index	387,291
S&P 500 Index	1,369,048
Small Cap Index	167,218

As of October 31, 2013, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond Index	96.28%
International Index	96.30
Mid Cap Market Index	83.00
S&P 500 Index	79.62
Small Cap Index	89.88

4.  Redemption Fees

For the period from November 1, 2011 through July 31, 2012, the Funds assessed a 2.00% redemption fee on shares that were sold or exchanged within seven calendar days of purchase. The redemption fee, if any, was paid directly to the applicable Fund and was intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee was not applied in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that were not able to implement the redemption fee. The fee did not apply to shares purchased through automatically reinvested dividends or capital gain distributions. Effective August 1, 2012, redemption fees were eliminated.

For the year ended October 31, 2012, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Bond Index	$2
International Index	71
Mid Cap Market Index	98
S&P 500 Index	18
Small Cap Index	99

161

Notes to Financial Statements (Continued)

October 31, 2013

5.  Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended October 31, 2013 were as follows:

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/ (Loss)	Market Value at October 31, 2013
Nationwide Financial Services, Inc.	$78,375	$—	$—	$5,063	$—	$73,969

Amounts designated as “—” are zero or have been rounded to zero.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan, The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trust to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Prior to July 18, 2013, the line of credit required a commitment fee of 0.08% on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 17, 2014. There were no borrowings under the line of credit during the year ended October 31, 2013.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

7.  Investment Transactions

For the year ended October 31, 2013, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$2,357,113,642	$2,680,479,599
International Index	59,858,767	136,312,788
Mid Cap Market Index	126,792,655	153,513,782
S&P 500 Index	96,892,073	702,336,970
Small Cap Index	178,536,870	128,859,967

For the year ended October 31, 2013, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Bond Index	$183,174,752	$320,301,388

8.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

162

Notes to Financial Statements (Continued)

October 31, 2013

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  New Accounting Pronouncements

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

11.  Other

As of October 31, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts (a)
Bond Index	60.08%	4
International Index	65.86	3
Mid Cap Market Index	48.68	3
S&P 500 Index	64.54	4
Small Cap Index	60.61	3

(a)	Each such account is the account of an affiliated fund. Except S&P 500 Index, for which 2 of the 3 accounts are the accounts of affiliated funds.

163

Notes to Financial Statements (Continued)

October 31, 2013

12.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. For the year ended October 31, 2013, the Funds recaptured $0 of brokerage commissions.

13.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$33,244,392	$7,655,759	$40,900,151	$—	$40,900,151
International Index	51,777,677	—	51,777,677	—	51,777,677
Mid Cap Market Index	16,625,204	35,717,672	52,342,876	—	52,342,876
S&P 500 Index	47,045,440	20,617,796	67,663,236	—	67,663,236
Small Cap Index	10,270,040	18,141,410	28,411,450	—	28,411,450

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$37,860,991	$9,635,064	$47,496,055	$—	$47,496,055
International Index	41,556,055	205,103	41,761,158	—	41,761,158
Mid Cap Market Index	9,651,042	63,233,999	72,885,041	—	72,885,041
S&P 500 Index	45,199,344	15,578,451	60,777,795	—	60,777,795
Small Cap Index	5,142,042	18,603,855	23,745,897	—	23,745,897

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond Index	$1,992,921	$16,516,278	$18,509,199	$(2,013,847)	$—	$24,867,484	$41,362,836
International Index	18,652,839	—	18,652,839	—	(1,344,820)	241,145,008	258,453,027
Mid Cap Market Index	8,249,901	46,824,389	55,074,290	—	—	340,611,900	395,686,190
S&P 500 Index	20,694,688	176,998,763	197,693,451	—	—	760,081,549	957,775,000
Small Cap Index	7,867,275	39,795,421	47,662,696	—	—	174,405,541	222,068,237

Amounts designated as “—” are zero or have been rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

164

Notes to Financial Statements (Continued)

October 31, 2013

As of October 31, 2013, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$1,013,007,239	$33,273,972	$(8,406,488)	$24,867,484
International Index	1,542,416,587	400,713,750	(159,658,964)	241,054,786
Mid Cap Market Index	973,289,688	389,154,981	(48,543,081)	340,611,900
S&P 500 Index	1,807,748,727	864,403,411	(104,321,862)	760,081,549
Small Cap Index	677,145,952	216,598,184	(42,192,643)	174,405,541

The following table represents capital loss carryforwards that are subject to the Modernization Act. These losses will retain the character reflected and will be utilized to offset capital gains, if any.

	Loss Carryforward Character
Fund	Short Term	Long Term
International Index	—	1,344,820

14.  Subsequent Events

Effective on or about February 21, 2014, the existing Class B shares of the Funds will be converted to Class A shares of the same Fund. Class B shares will no long be offered as of the same date.

Effective March 1, 2014, Class R2 shares of the Funds will be renamed “Class R” shares.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

165

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2013

166

Supplemental Information

October 31, 2013 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the taxable year ended October 31, 2013, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Mid Cap Market Index	70.43%
S&P 500 Index	96.84%
Small Cap Index	48.50%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Bond Index	$7,655,759
Mid Cap Market Index	35,717,672
S&P 500 Index	20,617,796
Small Cap Index	18,141,410

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2013, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Index	$52,882,779	$0.2542

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2013, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Index	$1,739,321	$0.0084

167

Management Information

October 31, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	112	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	112	Director of
Dentsply
International, Inc.
(dental products) from 2002 to present,
Ultralife Batteries,
Inc. from 2004 to 2010, Albany
International
Corp. (paper
industry) from 2005 to 2013, Terex Corporation
(construction
equipment) from 2004 to present, and Minerals
Technology, Inc.
(specialty
				chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	112	None

168

Management Information (Continued)

October 31, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	112	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	112	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	112	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	112	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	112	None

169

Management Information (Continued)

October 31, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	112	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

170

Management Information (Continued)

October 31, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, he also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

171

Market Index Definitions

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays Long U.S. Treasury Index: An unmanaged index that measures the performance of all investment-grade, publicly issued U.S. Treasury securities with a remaining maturity of 10 years or more and $250 million or more in outstanding face value.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Barclays U.S. Credit Index: An unmanaged, market value-weighted index that measures the performance of investment-grade, fixed-rate, publicly issued U.S. corporates and non-corporates, including foreign agencies, sovereigns, supranationals and foreign local government issues, with at least $250 million par value outstanding and a maturity of one year or more.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

172

Market Index Definitions (con’t.)

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones Industrial Average (DJIA): A market indicator consisting of a price-weighted average of 30 blue chip stocks actively traded on the New York Stock Exchange (NYSE) and the National Association of Securities Dealers Automated Quotations (NASDAQ) system; invented by Charles Dow in 1896, the DJIA represents 15% to 20% of the value of NYSE stocks.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

KOSPI 200 Index: An unmanaged index that is a subset of the Korea Composite Stock Price Index; measures the performance of the stocks of the 200 largest publicly traded companies on the Korea Stock Exchange.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI ex USA Index: An unmanaged, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI All Country World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

173

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets (EM) Index: An unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets.

MSCI Greece Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in Greece.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large- and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

SET50 Index: An unmanaged index that measures the performance of the stocks of the 50 largest companies trading on the Stock Exchange of Thailand.

174

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

175

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2013 Nationwide Funds Group. All rights reserved.

AR-IDX 12/13

Annual Report

October 31, 2013

Nationwide Mutual Funds

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Shareholders

October 31, 2013

Dear Shareholder,

I am proud to report that Nationwide Financial has acquired 17 mutual funds through an agreement with HighMark Capital Management, Inc. and approval of its shareholders. This agreement is the latest step in the Nationwide Financial strategy to pursue Nationwide Funds growth.

Why is this important to you, a Nationwide Funds shareholder? By adding these HighMark Funds to the Nationwide Mutual Funds lineup, we continue to expand our selection of investment strategies. The transaction provides Nationwide Funds with approximately $3.6 billion in new mutual fund assets, enabling Nationwide to present a wider array of investment offerings. It also underscores our commitment to helping Americans, like you, prepare for and live in retirement.

During the 12-month reporting period ended October 31, 2013, broad U.S. stock market performance was predominantly positive, with the S&P 500® Index returning 27.18%. Yet despite recent encouraging returns, several years of economic volatility and uncertainty have left some investors distrustful of the markets and wary about their economic futures. In short, they have developed a fear of financial planning.

Nationwide Funds recently released the results of its in-depth investor sentiment survey conducted by Harris Interactive, titled Fear of Financial Planning. The study revealed that 26 percent of potential investors do not have a financial plan. Given that we live in an era when Americans are more responsible for their own financial security than ever before, we find this statistic troubling and are working to spread the word that financial planning is a necessity, not an option.

We encourage all of our shareholders to meet regularly with their financial advisors. An effective financial plan involves much more than just opening an investment account. It includes taking a macro-level view of your circumstances and making use of thoughtful, customized long-term analysis. An effective financial plan also contains contingencies to offset potential surprises and risks, specific action steps and defined milestones to help increase your confidence and measure success. Armed with a plan, you are never alone.

In his novel “The Hobbit,” author J.R.R. Tolkien wrote, “It does not do to leave a live dragon out of your calculations, if you live near him.” Since the beginning of the financial crisis, investors have been living close to a live dragon and have felt his heat. However, as every experienced dragon slayer knows, having a comprehensive plan of attack, a wide array of tools and a team of trusted experts by your side quiets fear and fortifies you to pursue victory.

Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal year ended October 31, 2013, most asset classes reported strong performance. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 27.2% return, and with nearly all sectors and capitalization ranges delivering strong performance. International equities also were solid, with developed markets outperforming emerging markets. Fixed-income results were mixed, as credit-sensitive indexes showed positive returns, while rate-sensitive indexes were affected by rising Treasury yields.

Domestically, the reporting period was dominated by news from Washington. The main topics from November 2012 through January 2013 consisted of the national election for president and congressional control and a heated debate on the fiscal cliff. Concerns about the tapering (gradual reduction) of the Federal Reserve’s Quantitative Easing (“QE”) policy, the federal government shutdown and rhetoric in Congress related to raising the debt ceiling affected trading in August, September and October 2013. The S&P 500 Index was up 10 of the 12 months of the fiscal year, including consecutively from November 2012 through May 2013. The S&P 500 Index showed modest gains in November and December 2012 of 0.58% and 0.91%, respectively, despite the political uncertainty.

The S&P 500 Index was up 10 of the 12 months of the fiscal year, including consecutively from November 2012 through May 2013.

The first quarter of calendar-year 2013 saw a substantial rally, with the S&P 500 Index up 10.6% on relief over a conclusion to a contentious election season and the implementation of the federal spending cuts on March 1. The broad-based market’s strength continued in April and May, with the S&P 500 Index returning 1.9% and 2.3%, respectively, before the market became choppy for the remainder of the reporting period on a spike in interest rates. The equity and fixed-income markets reacted to comments from Federal Reserve Chairman Ben Bernanke suggesting a tapering of the Fed’s QE program later in the year. Volatility increased materially, with substantial positive returns for the S&P 500 Index of 5.1% in July, 3.1% in September and 4.6% in October, somewhat offset by postings of -1.3% in June and -2.9% in August. A theme in the market during 2013 was “sell the rumor, buy the news,” as the market sold off modestly into the period of uncertainty, and rallied substantially as a conclusion was reached.

While gradually improving through the reporting period, U.S. economic activity was sluggish during the period, with GDP growth of 0.1%, 1.1%, 2.5% and 2.8% from calendar 4Q12 through calendar 3Q13. This was the primary impetus for the cautious approach by the Federal Reserve with regard to maintaining the QE program. Inflation remained well controlled during the reporting period, with the core Consumer Price Index (CPI) below 2% throughout the period, ending at 1.7% in October 2013. CPI, which includes the volatile food and energy categories, was actually lower than core CPI, averaging 1.6% and exiting September 2013 at 1.2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.9% to 7.2%, aided by the labor participation rate declining to 63.3% from 63.8% a year ago (the figure was more than 66% at the beginning of the 2008 recession).

The strong performance in domestic equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth and value roughly equal. The best-performing sectors in the S&P 500 Index were consumer discretionary, with 40.5%, industrials, with 35.8% and health care, with 34.3%. Consumer discretionary and industrials benefited from improved profits and expanding valuations, and health care rose in reaction to excitement surrounding new products. The worst-performing sectors were utilities, with 9.5% and telecommunications, with 13.1%. Utilities and telecommunications were relatively impacted by rising rates, as the high dividends paid by these sectors were relatively less attractive.

2

Economic Review (con’t.)

The strong performance in domestic equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth and value roughly equal.

International stocks were very strong at the start of the reporting period, as European shares rallied on hopes that the worst of the stress on the banking system was behind them. Asian shares rose in reaction to a U.S. rally and the prospect of additional stimulus from Japan’s Central Bank. In November and December 2012, international shares materially outperformed U.S. shares, with the MSCI ACWI ex USA Index outperforming the S&P 500 Index by nearly 4%. Throughout the year, the performance of international stocks continued to be positive but weaker relative to U.S. stocks. Europe was reminded of the fragile state of the banking systems of its weaker members, this time with Cyprus. Continued political tensions in Greece, sluggish economic growth and worries about a U.S. tapering depressed relative returns through mid-year, before the market rallied in response to stabilization of political and banking system risk. Asia was relatively strong throughout the year, primarily due to the prospect of renewed stimulus by Japan’s Central Bank and a beneficial exchange rate. Emerging market stocks lagged on concerns about China’s slowing economic growth as well as political tensions in Brazil, Turkey, North Korea and the Middle East, and steadily declining commodity prices.

Performance in the fixed-income markets was driven by a sustained period of rising rates throughout most of the reporting period. Long-term Treasury yields rose meaningfully during the period, moving from a low of 1.70% in October 2012 to a high of 3.00% in September 2013 on anticipation of the tapering of Fed policy, but fell to 2.54% by the end of October as those concerns faded. The broadly based Barclays U.S. Aggregate Bond Index posted a total return of -1.1% for the reporting period. Long-duration benchmarks showed negative relative performance, with the Barclays Long U.S. Treasury Index down 9.3%. A generally benign economic environment allowed a narrowing of most credit spreads, resulting in positive performance for high-yield and emerging market benchmarks. Municipal bonds performed largely in line with the broader index, as the positive impact from the gradual improvement in economic conditions was offset by a few high-profile events, such as the fears of a possible default of Puerto Rico, the third-largest municipal issuer behind California and New York.

Index	Fiscal Year Total Return
S&P 500®	27.18%
Russell 1000® Growth	28.30%
Russell 1000® Value	28.29%
Russell 2000®	36.28%
MSCI World ex USA	24.65%
MSCI Emerging Markets	6.53%
Barclays U.S. Aggregate Bond	-1.08%
Barclays U.S. 10-20 Year Treasury Bond	-5.23%
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays Municipal Bond	-1.72%
Barclays U.S. Corporate High Yield	8.87%
Barclays Emerging Markets USD Aggregate Bond	-1.24%

3

Fund Commentary	Nationwide Investor Destinations Aggressive Fund

For the annual period ended October 31, 2013, the Nationwide Investor Destinations Aggressive Fund (Service Class) returned 26.04% versus 25.20% for its composite benchmark*, 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 148 funds as of October 31, 2013) was 24.13% for the same time period.

*The Fund changed its composite benchmark on September 30, 2013. The Fund’s former composite benchmark, comprising 95% S&P 500® Index and 5% Barclays U.S. Aggregate Bond Index, returned 25.64% for the annual period ended October 31, 2013.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE Index (representing developed international markets) posted a gain of nearly 27% during the period. Concerns regarding political and economic uncertainty in various parts of the eurozone receded further from the headlines and were also helped by the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates generally coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term bond interest rates remained range-bound near zero, effectively keeping returns in the very low single digits.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their sizable allocations within the Fund, made these underlying funds the largest contributors to the Fund’s return during the period, as shown in the chart below.

The negative return from the Fund’s investment in the Nationwide Bond Index Fund made this underlying fund the sole detractor from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

4

Fund Commentary (con’t.)	Nationwide Investor Destinations Aggressive Fund

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: On September 30, 2013, important changes were made to the Fund’s allocations, including the addition of two more underlying investments — Nationwide Alternatives Allocation Fund and Nationwide Core Plus Bond Fund. These new underlying investments are included in the chart to the right, but are not included in the chart below.

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide S&P 500 Index Fund	32%
Nationwide International Index Fund	27%
Nationwide Mid Cap Market Index Fund	14%
Nationwide Small Cap Index Fund	13%
Nationwide Alternatives Allocation Fund	10%
Nationwide Bond Index Fund	2%
Nationwide Core Plus Bond Fund	2%
100%

Actual underlying fund allocations in the chart above are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Aggressive Fund’s fees and expenses. Performance is based on the 12-month trailing returns of the underlying funds and their respective allocation on the last day of the reporting period, October 31, 2013, and may not result in the annualized return of the Fund. The Nationwide Alternatives Allocation Fund and Nationwide Core Plus Bond Fund are not shown since they were held as underlying investments for only one month of the reporting period. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

5

Fund Overview	Nationwide Investor Destinations Aggressive Fund

Objective

The Fund seeks to maximize total investment return for an aggressive level of risk.

Highlights

•	The Fund’s investments in U.S. and foreign developed market mutual funds account for more than 85% of its allocations and contributed more than 95% to the returns of the Fund during the period

•	The Fund’s principal investment in U.S. bonds detracted from returns during the period

•	The Fund recently added exposures to six additional asset classes within two additional underlying funds that are intended to help diversify the sources of risk and return for the Fund

Asset Allocation†

Equity Funds	86.1%
Alternative Assets	10.0%
Fixed Income Funds	3.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	32.1%
Nationwide International Index Fund, Institutional Class	26.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.1%
Nationwide Small Cap Index Fund, Institutional Class	12.9%
Nationwide Alternatives Allocation Fund, Institutional Class	10.0%
Nationwide Bond Index Fund, Institutional Class	2.0%
Nationwide Core Plus Bond Fund, Institutional Class	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2013.

6

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	26.24%	13.92%	7.44%
	w/SC2	18.95%	12.57%	6.80%
Class B	w/o SC1	25.29%	13.13%	6.69%
	w/SC3	20.29%	12.89%	6.69%
Class C	w/o SC1	25.26%	13.12%	6.67%
	w/SC4	24.26%	13.12%	6.67%
Class R2[5,6]		25.73%	13.52%	7.15%
Institutional Class[5,7]		26.57%	14.26%	7.74%
Service Class[5]		26.04%	13.81%	7.33%

Expense Ratios

Expense Ratio*
Class A	0.77%
Class B	1.47%
Class C	1.47%
Class R2	1.11%
Institutional Class	0.47%
Service Class	0.87%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

7

Fund Performance (con’t.)	Nationwide Investor Destinations Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Aggressive Fund versus the Russell 3000® Index (current benchmark), the S&P 500® Index (former benchmark), the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Current Composite Index*, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index.

**	The Former Composite Index comprises 95% S&P 500® Index and 5% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Aggressive Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,097.00	2.64	0.50
	Hypothetical	[b,c]	1,000.00	1,022.68	2.55	0.50
Class B Shares	Actual	[b]	1,000.00	1,093.70	6.28	1.19
	Hypothetical	[b,c]	1,000.00	1,019.21	6.06	1.19
Class C Shares	Actual	[b]	1,000.00	1,093.50	6.28	1.19
	Hypothetical	[b,c]	1,000.00	1,019.21	6.06	1.19
Class R2 Shares	Actual	[b]	1,000.00	1,095.60	4.44	0.84
	Hypothetical	[b,c]	1,000.00	1,020.97	4.28	0.84
Institutional Class Shares	Actual	[b]	1,000.00	1,099.70	1.01	0.19
	Hypothetical	[b,c]	1,000.00	1,024.25	0.97	0.19
Service Class Shares	Actual	[b]	1,000.00	1,097.30	3.17	0.60
	Hypothetical	[b,c]	1,000.00	1,022.18	3.06	0.60

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2013

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	12,437,363	$122,134,901

Total Alternative Assets (cost $120,667,241)		122,134,901

Equity Funds 86.1%
Nationwide International Index Fund, Institutional Class (a)	39,097,287	330,372,078
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	9,176,215	172,329,310
Nationwide S&P 500 Index Fund, Institutional Class (a)	27,017,297	393,912,196
Nationwide Small Cap Index Fund, Institutional Class (a)	10,069,135	158,588,875

Total Equity Funds (cost $784,789,092)		1,055,202,459

Fixed Income Funds 3.9%
Nationwide Bond Index Fund, Institutional Class (a)	2,138,138	24,203,719
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,357,293	24,091,538

Total Fixed Income Funds (cost $48,856,685)		48,295,257

Total Mutual Funds (cost $954,313,018)		1,225,632,617

Total Investments (cost $954,313,018) (b) — 100.0%		1,225,632,617

Liabilities in excess of other assets — 0.0%†		(459,418)

NET ASSETS — 100.0%		$1,225,173,199

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

October 31, 2013

Nationwide Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $954,313,018)	$1,225,632,617
Cash	77
Receivable for investments sold	503,945
Receivable for capital shares issued	1,298,966
Prepaid expenses	31,702

Total Assets	1,227,467,307

Liabilities:
Payable for capital shares redeemed	1,573,822
Accrued expenses and other payables:
Investment advisory fees	133,913
Fund administration fees	32,533
Distribution fees	303,391
Administrative servicing fees	189,436
Accounting and transfer agent fees	21,361
Trustee fees	2,190
Custodian fees	4,073
Compliance program costs (Note 3)	793
Professional fees	20,078
Printing fees	11,128
Other	1,390

Total Liabilities	2,294,108

Net Assets	$1,225,173,199

Represented by:
Capital	$984,754,156
Accumulated undistributed net investment income	82,090
Accumulated net realized losses from affiliated investments	(30,982,646)
Net unrealized appreciation/(depreciation) from investments in affiliates	271,319,599

Net Assets	$1,225,173,199

Net Assets:
Class A Shares	$59,507,180
Class B Shares	3,938,655
Class C Shares	71,452,684
Class R2 Shares	108,654,200
Institutional Class Shares	118,716,482
Service Class Shares	862,903,998

Total	$1,225,173,199

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,408,237
Class B Shares	364,282
Class C Shares	6,643,994
Class R2 Shares	10,031,716
Institutional Class Shares	10,688,167
Service Class Shares	78,324,552

Total	111,460,948

11

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Investor Destinations Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.00
Class B Shares (b)	$10.81
Class C Shares (c)	$10.75
Class R2 Shares	$10.83
Institutional Class Shares	$11.11
Service Class Shares	$11.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.67

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$24,101,039

Total Income	24,101,039

EXPENSES:
Investment advisory fees	1,471,070
Fund administration fees	326,120
Distribution fees Class A	135,456
Distribution fees Class B	46,672
Distribution fees Class C	637,652
Distribution fees Class R2	510,117
Distribution fees Service Class	2,018,622
Administrative servicing fees Class A	26,129
Administrative servicing fees Class R2	155,732
Administrative servicing fees Service Class	1,257,326
Registration and filing fees	69,697
Professional fees	52,727
Printing fees	24,827
Trustee fees	39,632
Custodian fees	42,572
Accounting and transfer agent fees	145,916
Compliance program costs (Note 3)	4,232
Other	26,289

Total expenses before earnings credit	6,990,788

Earnings credit (Note 5)	(1)

Net Expenses	6,990,787

NET INVESTMENT INCOME	17,110,252

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	14,031,985
Net realized losses from investment transactions with affiliates	(2,571,213)

Net realized gains from affiliated investments	11,460,772

Net change in unrealized appreciation/(depreciation) from investments in affiliates	232,591,753

Net realized/unrealized gains from affiliated investments	244,052,525

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$261,162,777

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$17,110,252	$13,488,926
Net realized gains from affiliated investments	11,460,772	3,368,487
Net change in unrealized appreciation/(depreciation) from investments in affiliates	232,591,753	84,900,154

Change in net assets resulting from operations	261,162,777	101,757,567

Distributions to Shareholders From:
Net investment income:
Class A	(968,045)	(782,878)
Class B	(55,790)	(58,355)
Class C	(675,982)	(523,364)
Class R2	(1,424,243)	(1,126,053)
Institutional Class	(1,928,613)	(1,416,774)
Service Class	(13,132,526)	(10,596,686)
Net realized gains:
Class A	(572,967)	(102,998)
Class B	(56,776)	(15,271)
Class C	(637,640)	(121,921)
Class R2	(1,028,497)	(184,154)
Institutional Class	(921,180)	(145,546)
Service Class	(8,184,292)	(1,466,350)

Change in net assets from shareholder distributions	(29,586,551)	(16,540,350)

Change in net assets from capital transactions	(47,705,603)	(38,589,262)

Change in net assets	183,870,623	46,627,955

Net Assets:
Beginning of year	1,041,302,576	994,674,621

End of year	$1,225,173,199	$1,041,302,576

Accumulated undistributed net investment income at end of year	$82,090	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,322,388	$10,261,493
Dividends reinvested	1,039,315	580,205
Cost of shares redeemed	(19,061,602)	(15,175,604)

Total Class A Shares	(2,699,899)	(4,333,906)

Class B Shares
Proceeds from shares issued	175,032	112,217
Dividends reinvested	86,638	51,121
Cost of shares redeemed	(2,810,581)	(3,090,647)

Total Class B Shares	(2,548,911)	(2,927,309)

Class C Shares
Proceeds from shares issued	11,975,603	6,102,521
Dividends reinvested	572,226	264,082
Cost of shares redeemed	(11,464,078)	(12,798,033)

Total Class C Shares	1,083,751	(6,431,430)

14

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$11,886,523	$10,780,294
Dividends reinvested	2,357,861	1,260,389
Cost of shares redeemed	(17,978,126)	(16,565,388)

Total Class R2 Shares	(3,733,742)	(4,524,705)

Institutional Class Shares
Proceeds from shares issued	62,767,157	20,738,085
Dividends reinvested	2,849,793	1,562,320
Cost of shares redeemed	(52,343,098)	(14,117,451)

Total Institutional Class Shares	13,273,852	8,182,954

Service Class Shares
Proceeds from shares issued	57,991,604	48,881,901
Dividends reinvested	21,316,629	12,062,908
Cost of shares redeemed	(132,388,887)	(89,499,675)

Total Service Class Shares	(53,080,654)	(28,554,866)

Change in net assets from capital transactions	$(47,705,603)	$(38,589,262)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,559,786	1,184,816
Reinvested	111,899	70,182
Redeemed	(1,969,347)	(1,769,322)

Total Class A Shares	(297,662)	(514,324)

Class B Shares
Issued	18,323	16,824
Reinvested	9,696	6,431
Redeemed	(292,860)	(365,643)

Total Class B Shares	(264,841)	(342,388)

Class C Shares
Issued	1,223,229	727,426
Reinvested	64,114	33,173
Redeemed	(1,178,718)	(1,526,263)

Total Class C Shares	108,625	(765,664)

Class R2 Shares
Issued	1,229,532	1,270,454
Reinvested	259,973	155,613
Redeemed	(1,816,307)	(1,944,412)

Total Class R2 Shares	(326,802)	(518,345)

Institutional Class Shares
Issued	6,223,977	2,378,555
Reinvested	301,972	185,987
Redeemed	(5,214,478)	(1,624,207)

Total Institutional Class Shares	1,311,471	940,335

15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	5,841,621	5,704,825
Reinvested	2,299,608	1,458,610
Redeemed	(13,366,053)	(10,368,289)

Total Service Class Shares	(5,224,824)	(3,204,854)

Total change in shares	(4,694,033)	(4,405,240)

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$8.97	0.17	2.13	2.30	(0.17)	(0.10)	(0.27)	$11.00	26.24%	$59,507,180	0.49%	1.69%	0.49%	22.52%
Year Ended October 31, 2012 (c)	$8.26	0.13	0.73	0.86	(0.13)	(0.02)	(0.15)	$8.97	10.56%	$51,210,338	0.50%	1.44%	0.50%	11.55%
Year Ended October 31, 2011 (c)	$8.13	0.13	0.14	0.27	(0.14)	–	(0.14)	$8.26	3.24%	$51,388,289	0.48%	1.54%	0.48%	9.70%
Year Ended October 31, 2010 (c)	$7.30	0.11	1.02	1.13	(0.10)	(0.20)	(0.30)	$8.13	15.81%	$49,682,066	0.49%	1.44%	0.49%	8.89%
Year Ended October 31, 2009 (c)	$7.02	0.13	0.78	0.91	(0.13)	(0.50)	(0.63)	$7.30	14.98%	$39,797,434	0.55%	1.99%	0.55%	11.99%

Class B Shares
Year Ended October 31, 2013 (c)	$8.82	0.10	2.09	2.19	(0.10)	(0.10)	(0.20)	$10.81	25.29%	$3,938,655	1.20%	1.08%	1.20%	22.52%
Year Ended October 31, 2012 (c)	$8.11	0.07	0.73	0.80	(0.07)	(0.02)	(0.09)	$8.82	9.91%	$5,548,111	1.20%	0.77%	1.20%	11.55%
Year Ended October 31, 2011 (c)	$7.99	0.08	0.12	0.20	(0.08)	–	(0.08)	$8.11	2.47%	$7,883,490	1.21%	0.91%	1.21%	9.70%
Year Ended October 31, 2010 (c)	$7.19	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.99	15.10%	$11,618,585	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (c)	$6.93	0.08	0.77	0.85	(0.09)	(0.50)	(0.59)	$7.19	14.11%	$12,280,157	1.22%	1.32%	1.22%	11.99%

Class C Shares
Year Ended October 31, 2013 (c)	$8.78	0.09	2.09	2.18	(0.11)	(0.10)	(0.21)	$10.75	25.26%	$71,452,684	1.19%	0.92%	1.19%	22.52%
Year Ended October 31, 2012 (c)	$8.08	0.07	0.72	0.79	(0.07)	(0.02)	(0.09)	$8.78	9.90%	$57,370,350	1.20%	0.76%	1.20%	11.55%
Year Ended October 31, 2011 (c)	$7.97	0.07	0.12	0.19	(0.08)	–	(0.08)	$8.08	2.36%	$59,022,254	1.21%	0.86%	1.21%	9.70%
Year Ended October 31, 2010 (c)	$7.17	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.97	15.15%	$67,454,100	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (c)	$6.91	0.09	0.76	0.85	(0.09)	(0.50)	(0.59)	$7.17	14.15%	$70,213,439	1.22%	1.36%	1.22%	11.99%

Class R2 Shares (d)
Year Ended October 31, 2013 (c)	$8.84	0.12	2.11	2.23	(0.14)	(0.10)	(0.24)	$10.83	25.73%	$108,654,200	0.85%	1.27%	0.85%	22.52%
Year Ended October 31, 2012 (c)	$8.14	0.09	0.73	0.82	(0.10)	(0.02)	(0.12)	$8.84	10.23%	$91,551,218	0.84%	1.10%	0.84%	11.55%
Year Ended October 31, 2011 (c)	$8.01	0.10	0.14	0.24	(0.11)	–	(0.11)	$8.14	2.90%	$88,524,201	0.85%	1.18%	0.85%	9.70%
Year Ended October 31, 2010 (c)	$7.21	0.08	1.01	1.09	(0.09)	(0.20)	(0.29)	$8.01	15.41%	$84,348,618	0.84%	1.07%	0.84%	8.89%
Year Ended October 31, 2009 (c)	$6.95	0.10	0.77	0.87	(0.11)	(0.50)	(0.61)	$7.21	14.53%	$64,237,573	0.87%	1.56%	0.87%	11.99%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.06	0.19	2.16	2.35	(0.20)	(0.10)	(0.30)	$11.11	26.57%	$118,716,482	0.19%	1.88%	0.19%	22.52%
Year Ended October 31, 2012 (c)	$8.34	0.15	0.75	0.90	(0.16)	(0.02)	(0.18)	$9.06	11.05%	$84,918,686	0.20%	1.74%	0.20%	11.55%
Year Ended October 31, 2011 (c)	$8.20	0.15	0.15	0.30	(0.16)	–	(0.16)	$8.34	3.49%	$70,317,290	0.21%	1.78%	0.21%	9.70%
Year Ended October 31, 2010 (c)	$7.36	0.13	1.04	1.17	(0.13)	(0.20)	(0.33)	$8.20	16.19%	$57,247,781	0.20%	1.71%	0.20%	8.89%
Year Ended October 31, 2009 (c)	$7.08	0.14	0.79	0.93	(0.15)	(0.50)	(0.65)	$7.36	15.23%	$42,570,681	0.22%	2.17%	0.22%	11.99%

Service Class Shares
Year Ended October 31, 2013 (c)	$8.99	0.15	2.14	2.29	(0.16)	(0.10)	(0.26)	$11.02	26.04%	$862,903,998	0.60%	1.53%	0.60%	22.52%
Year Ended October 31, 2012 (c)	$8.27	0.12	0.74	0.86	(0.12)	(0.02)	(0.14)	$8.99	10.56%	$750,703,873	0.60%	1.34%	0.60%	11.55%
Year Ended October 31, 2011 (c)	$8.14	0.12	0.13	0.25	(0.12)	–	(0.12)	$8.27	3.09%	$717,539,097	0.61%	1.43%	0.61%	9.70%
Year Ended October 31, 2010 (c)	$7.32	0.10	1.03	1.13	(0.11)	(0.20)	(0.31)	$8.14	15.66%	$719,252,841	0.59%	1.34%	0.59%	8.89%
Year Ended October 31, 2009 (c)	$7.04	0.12	0.79	0.91	(0.13)	(0.50)	(0.63)	$7.32	14.91%	$640,465,271	0.63%	1.87%	0.63%	11.99%

Amounts designated as “ – “are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

17

Fund Commentary	Nationwide Investor Destinations Moderately Aggressive Fund

For the annual period ended October 31, 2013, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) returned 21.37% versus 22.18% for its composite benchmark*, 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 561 funds as of October 31, 2013) was 17.94% for the same time period.

*The Fund changed its composite benchmark on September 30, 2013. The Fund’s former composite benchmark, comprising 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill Index, returned 21.16% for the annual period ended October 31, 2013.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE Index (representing developed international markets) posted a gain of nearly 27% during the period. Concerns regarding political and economic uncertainty in various parts of the eurozone receded further from the headlines and were also helped by the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates generally coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term bond interest rates remained range-bound near zero, effectively keeping returns in the very low single digits.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their sizable allocations within the Fund, made these underlying funds the largest contributors to the Fund’s return during the period, as shown in the chart below.

The negative returns from the Fund’s investments in the Nationwide Bond Index Fund made this underlying fund the only detractor from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

18

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderately Aggressive Fund

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: On September 30, 2013, important changes were made to the Fund’s allocations, including the addition of four more underlying investments — Nationwide Alternatives Allocation Fund, Nationwide Core Plus Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Equity Income Fund. These new underlying investments are included in the chart to the right, but are not included in the chart below.

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide S&P 500 Index Fund	28%
Nationwide International Index Fund	25%
Nationwide Mid Cap Market Index Fund	12%
Nationwide Alternatives Allocation Fund	10%
Nationwide Small Cap Index Fund	10%
Nationwide Bond Index Fund	6%
Nationwide Core Plus Bond Fund	4%
Nationwide Contract	2%
Nationwide HighMark Short Term Bond Fund	2%
Nationwide Ziegler Equity Income Fund	1%
100%

Actual underlying fund allocations in the chart above are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderately Aggressive Fund’s fees and expenses. Performance is based on the 12-month trailing returns of the underlying funds and their respective allocation on the last day of the reporting period, October 31, 2013, and may not result in the annualized return of the Fund. The Nationwide Alternatives Allocation Fund, Nationwide Core Plus Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Equity Income Fund are not shown since they were held as underlying investments for only one month of the reporting period. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

19

Fund Overview	Nationwide Investor Destinations Moderately Aggressive Fund

Objective

The Fund seeks to maximize total investment return for a moderately aggressive level of risk.

Highlights

•	The Fund’s investments in U.S. and foreign developed market mutual funds account for more than 75% of its allocations and contributed more than 95% to the returns of the Fund during the period

•	Two of the Fund’s investments in U.S. bonds detracted from returns during the period

•	The Fund recently added exposures to six additional asset classes within four additional underlying funds that are intended to help diversify the sources of risk and return for the Fund

Asset Allocation†

Equity Funds	76.3%
Fixed Income Funds	11.8%
Alternative Assets	9.9%
Fixed Contract	2.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	28.1%
Nationwide International Index Fund, Institutional Class	25.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.1%
Nationwide Small Cap Index Fund, Institutional Class	10.0%
Nationwide Alternatives Allocation Fund, Institutional Class	9.9%
Nationwide Bond Index Fund, Institutional Class	5.9%
Nationwide Core Plus Bond Fund, Institutional Class	3.9%
Nationwide HighMark Short Term Bond Fund, Institutional Class	2.0%
Nationwide Fixed Contract	2.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	1.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2013.

20

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	21.44%	12.69%	7.05%
	w/SC2	14.40%	11.36%	6.41%
Class B	w/o SC1	20.72%	11.89%	6.28%
	w/SC3	15.72%	11.64%	6.28%
Class C	w/o SC1	20.72%	11.90%	6.27%
	w/SC4	19.72%	11.90%	6.27%
Class R2[5,6]		21.15%	12.27%	6.73%
Institutional Class[5,7]		21.83%	13.00%	7.29%
Service Class[5]		21.37%	12.57%	6.92%

Expense Ratios

Expense Ratio*
Class A	0.76%
Class B	1.46%
Class C	1.46%
Class R2	1.11%
Institutional Class	0.46%
Service Class	0.86%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

21

Fund Performance (con’t.)	Nationwide Investor Destinations Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the Russell 3000® Index (current benchmark), the S&P 500® Index (former benchmark), the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Citigroup 3-Month Treasury Bill (T-Bill) Index, the Current Composite Index*, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 55% Russell 3000® Index, 15% Barclays U.S. Aggregate Bond Index, 25% MSCI EAFE® Index and 5% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index.

**	The Former Composite Index comprises 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month T-Bill Index.

22

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Aggressive Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,079.70	2.57	0.49
	Hypothetical	[b,c]	1,000.00	1,022.74	2.50	0.49
Class B Shares	Actual	[b]	1,000.00	1,076.10	6.23	1.19
	Hypothetical	[b,c]	1,000.00	1,019.21	6.06	1.19
Class C Shares	Actual	[b]	1,000.00	1,076.60	6.23	1.19
	Hypothetical	[b,c]	1,000.00	1,019.21	6.06	1.19
Class R2 Shares	Actual	[b]	1,000.00	1,078.60	4.40	0.84
	Hypothetical	[b,c]	1,000.00	1,020.97	4.28	0.84
Institutional Class Shares	Actual	[b]	1,000.00	1,081.50	1.00	0.19
	Hypothetical	[b,c]	1,000.00	1,024.25	0.97	0.19
Service Class Shares	Actual	[b]	1,000.00	1,079.40	3.09	0.59
	Hypothetical	[b,c]	1,000.00	1,022.23	3.01	0.59

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

23

Statement of Investments

October 31, 2013

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 98.0%

	Shares	Market Value

Alternative Assets 9.9%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	20,572,166	$202,018,670

Total Alternative Assets (cost $199,568,997)		202,018,670

Equity Funds 76.3%
Nationwide International Index Fund, Institutional Class (a)	60,355,841	510,006,859
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	13,104,144	246,095,831
Nationwide S&P 500 Index Fund, Institutional Class (a)	39,208,811	571,664,464
Nationwide Small Cap Index Fund, Institutional Class (a)	12,902,695	203,217,452
Nationwide Ziegler Equity Income Fund, Institutional Class *(a)	1,674,395	20,812,731

Total Equity Funds (cost $1,144,067,419)		1,551,797,337

Fixed Income Funds 11.8%
Nationwide Bond Index Fund, Institutional Class (a)	10,712,719	121,267,974
Nationwide Core Plus Bond Fund, Institutional Class (a)	7,862,646	80,356,242
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	3,974,897	39,907,971

Total Fixed Income Funds (cost $244,471,306)		241,532,187

Total Mutual Funds (cost $1,588,107,722)		1,995,348,194

Fixed Contract 2.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(b)	$39,899,967	39,899,967

Total Fixed Contract (cost $39,899,967)		39,899,967

Total Investments (cost $1,628,007,689) (c) — 100.0%		2,035,248,161

Liabilities in excess of other assets — 0.0%†		(988,641)

NET ASSETS — 100.0%		$2,034,259,520

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and, as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

October 31, 2013

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,628,007,689)	$2,035,248,161
Cash	26,862
Receivable for investments sold	3,092,599
Receivable for capital shares issued	286,470
Prepaid expenses	31,277

Total Assets	2,038,685,369

Liabilities:
Payable for capital shares redeemed	3,327,524
Accrued expenses and other payables:
Investment advisory fees	222,511
Fund administration fees	51,714
Distribution fees	505,888
Administrative servicing fees	224,691
Accounting and transfer agent fees	35,260
Trustee fees	3,296
Custodian fees	6,774
Compliance program costs (Note 3)	1,293
Professional fees	25,314
Printing fees	19,322
Other	2,262

Total Liabilities	4,425,849

Net Assets	$2,034,259,520

Represented by:
Capital	$1,648,931,491
Accumulated undistributed net investment income	626,817
Accumulated net realized losses from affiliated investments	(22,539,260)
Net unrealized appreciation/(depreciation) from investments in affiliates	407,240,472

Net Assets	$2,034,259,520

Net Assets:
Class A Shares	$112,242,046
Class B Shares	4,879,382
Class C Shares	125,294,548
Class R2 Shares	246,852,482
Institutional Class Shares	270,917,338
Service Class Shares	1,274,073,724

Total	$2,034,259,520

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,862,131
Class B Shares	436,570
Class C Shares	11,227,075
Class R2 Shares	22,120,971
Institutional Class Shares	23,824,875
Service Class Shares	112,179,525

Total	179,651,147

25

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.38
Class B Shares (b)	$11.18
Class C Shares (c)	$11.16
Class R2 Shares	$11.16
Institutional Class Shares	$11.37
Service Class Shares	$11.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.07

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$38,670,159
Interest income from affiliates	1,561,784

Total Income	40,231,943

EXPENSES:
Investment advisory fees	2,453,567
Fund administration fees	514,218
Distribution fees Class A	247,500
Distribution fees Class B	63,520
Distribution fees Class C	1,172,534
Distribution fees Class R2	1,150,787
Distribution fees Service Class	3,019,708
Administrative servicing fees Class A	56,144
Administrative servicing fees Class R2	345,096
Administrative servicing fees Service Class	1,811,057
Registration and filing fees	69,146
Professional fees	77,746
Printing fees	36,226
Trustee fees	65,870
Custodian fees	71,074
Accounting and transfer agent fees	240,369
Compliance program costs (Note 3)	7,059
Other	39,218

Total expenses before earnings credit	11,440,839

Earnings credit (Note 5)	(12)

Net Expenses	11,440,827

NET INVESTMENT INCOME	28,791,116

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	20,611,210
Net realized gains from investment transactions with affiliates	17,910,194

Net realized gains from affiliated investments	38,521,404

Net change in unrealized appreciation/(depreciation) from investments in affiliates	297,497,297

Net realized/unrealized gains from affiliated investments	336,018,701

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$364,809,817

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$28,791,116	$24,933,810
Net realized gains/(losses) from affiliated investments	38,521,404	(3,822,213)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	297,497,297	134,676,397

Change in net assets resulting from operations	364,809,817	155,787,994

Distributions to Shareholders From:
Net investment income:
Class A	(1,662,703)	(1,398,575)
Class B	(78,781)	(100,762)
Class C	(1,258,871)	(1,120,478)
Class R2	(3,211,038)	(2,641,463)
Institutional Class	(4,393,383)	(3,221,621)
Service Class	(19,720,854)	(17,349,471)
Net realized gains:
Class A	(573,158)	(545,880)
Class B	(50,991)	(83,389)
Class C	(730,521)	(784,088)
Class R2	(1,380,636)	(1,300,465)
Institutional Class	(1,227,423)	(1,008,220)
Service Class	(7,389,943)	(7,346,673)

Change in net assets from shareholder distributions	(41,678,302)	(36,901,085)

Change in net assets from capital transactions	(32,566,829)	(52,427,189)

Change in net assets	290,564,686	66,459,720

Net Assets:
Beginning of year	1,743,694,834	1,677,235,114

End of year	$2,034,259,520	$1,743,694,834

Accumulated undistributed net investment income at end of year	$626,817	$276,366

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$26,002,812	$23,556,125
Dividends reinvested	1,515,552	1,299,470
Cost of shares redeemed	(21,691,704)	(25,535,129)

Total Class A Shares	5,826,660	(679,534)

Class B Shares
Proceeds from shares issued	229,017	172,824
Dividends reinvested	107,509	143,752
Cost of shares redeemed	(4,896,209)	(6,375,870)

Total Class B Shares	(4,559,683)	(6,059,294)

Class C Shares
Proceeds from shares issued	12,991,645	9,281,354
Dividends reinvested	794,176	696,299
Cost of shares redeemed	(19,801,123)	(25,704,782)

Total Class C Shares	(6,015,302)	(15,727,129)

28

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$21,793,440	$20,623,390
Dividends reinvested	4,506,550	3,861,189
Cost of shares redeemed	(26,930,614)	(22,885,860)

Total Class R2 Shares	(630,624)	1,598,719

Institutional Class Shares
Proceeds from shares issued	150,731,613	41,081,627
Dividends reinvested	5,620,806	4,229,841
Cost of shares redeemed	(111,178,853)	(21,995,140)

Total Institutional Class Shares	45,173,566	23,316,328

Service Class Shares
Proceeds from shares issued	84,075,133	67,827,864
Dividends reinvested	27,110,797	24,696,144
Cost of shares redeemed	(183,547,376)	(147,400,287)

Total Service Class Shares	(72,361,446)	(54,876,279)

Change in net assets from capital transactions	$(32,566,829)	$(52,427,189)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,498,666	2,547,115
Reinvested	152,350	145,952
Redeemed	(2,106,669)	(2,808,067)

Total Class A Shares	544,347	(115,000)

Class B Shares
Issued	22,744	27,486
Reinvested	11,235	16,722
Redeemed	(485,197)	(704,597)

Total Class B Shares	(451,218)	(660,389)

Class C Shares
Issued	1,271,094	1,031,319
Reinvested	82,704	80,586
Redeemed	(1,948,208)	(2,838,707)

Total Class C Shares	(594,410)	(1,726,802)

Class R2 Shares
Issued	2,139,310	2,269,412
Reinvested	465,340	443,781
Redeemed	(2,608,574)	(2,531,867)

Total Class R2 Shares	(3,924)	181,326

Institutional Class Shares
Issued	14,394,144	4,435,053
Reinvested	561,989	473,144
Redeemed	(10,611,639)	(2,373,128)

Total Institutional Class Shares	4,344,494	2,535,069

29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	8,063,586	7,369,462
Reinvested	2,739,801	2,784,387
Redeemed	(17,626,125)	(15,977,535)

Total Service Class Shares	(6,822,738)	(5,823,686)

Total change in shares	(2,983,449)	(5,609,482)

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)

Class A Shares
Year Ended October 31, 2013 (c)	$9.60	0.17	1.85	2.02	(0.18)	(0.06)	(0.24)	$11.38	21.44%	$112,242,046	0.50%	1.62%	0.50%	29.31%
Year Ended October 31, 2012 (c)	$8.95	0.15	0.71	0.86	(0.15)	(0.06)	(0.21)	$9.60	9.82%	$89,406,859	0.49%	1.59%	0.49%	13.11%
Year Ended October 31, 2011 (c)	$8.80	0.16	0.15	0.31	(0.16)	–	(0.16)	$8.95	3.49%	$84,467,234	0.47%	1.72%	0.47%	13.88%
Year Ended October 31, 2010 (c)	$7.99	0.14	0.97	1.11	(0.14)	(0.16)	(0.30)	$8.80	14.19%	$79,563,235	0.48%	1.72%	0.48%	8.57%
Year Ended October 31, 2009 (c)	$7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	$7.99	15.29%	$76,075,551	0.51%	2.24%	0.51%	15.94%

Class B Shares
Year Ended October 31, 2013 (c)	$9.42	0.12	1.80	1.92	(0.10)	(0.06)	(0.16)	$11.18	20.72%	$4,879,382	1.19%	1.14%	1.19%	29.31%
Year Ended October 31, 2012 (c)	$8.79	0.08	0.69	0.77	(0.08)	(0.06)	(0.14)	$9.42	8.89%	$8,364,641	1.20%	0.92%	1.20%	13.11%
Year Ended October 31, 2011 (c)	$8.64	0.10	0.14	0.24	(0.09)	–	(0.09)	$8.79	2.79%	$13,606,502	1.20%	1.09%	1.20%	13.88%
Year Ended October 31, 2010 (c)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.29%	$21,474,892	1.19%	1.03%	1.19%	8.57%
Year Ended October 31, 2009 (c)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.57%	$24,958,525	1.21%	1.55%	1.21%	15.94%

Class C Shares
Year Ended October 31, 2013 (c)	$9.41	0.10	1.82	1.92	(0.11)	(0.06)	(0.17)	$11.16	20.72%	$125,294,548	1.19%	0.95%	1.19%	29.31%
Year Ended October 31, 2012 (c)	$8.79	0.08	0.69	0.77	(0.09)	(0.06)	(0.15)	$9.41	8.87%	$111,289,595	1.19%	0.89%	1.19%	13.11%
Year Ended October 31, 2011 (c)	$8.64	0.09	0.15	0.24	(0.09)	–	(0.09)	$8.79	2.81%	$119,068,548	1.20%	1.03%	1.20%	13.88%
Year Ended October 31, 2010 (c)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.31%	$131,008,292	1.19%	1.02%	1.19%	8.57%
Year Ended October 31, 2009 (c)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.58%	$131,214,546	1.21%	1.55%	1.21%	15.94%

Class R2 Shares(d)
Year Ended October 31, 2013 (c)	$9.41	0.13	1.82	1.95	(0.14)	(0.06)	(0.20)	$11.16	21.15%	$246,852,482	0.84%	1.28%	0.84%	29.31%
Year Ended October 31, 2012 (c)	$8.79	0.11	0.69	0.80	(0.12)	(0.06)	(0.18)	$9.41	9.27%	$208,283,759	0.84%	1.23%	0.84%	13.11%
Year Ended October 31, 2011 (c)	$8.64	0.12	0.16	0.28	(0.13)	–	(0.13)	$8.79	3.18%	$192,888,041	0.84%	1.34%	0.84%	13.88%
Year Ended October 31, 2010 (c)	$7.86	0.11	0.94	1.05	(0.11)	(0.16)	(0.27)	$8.64	13.65%	$176,660,604	0.83%	1.34%	0.83%	8.57%
Year Ended October 31, 2009 (c)	$7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	$7.86	14.89%	$134,283,065	0.87%	1.81%	0.87%	15.94%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.59	0.20	1.85	2.05	(0.21)	(0.06)	(0.27)	$11.37	21.83%	$270,917,338	0.19%	1.88%	0.19%	29.31%
Year Ended October 31, 2012 (c)	$8.95	0.17	0.71	0.88	(0.18)	(0.06)	(0.24)	$9.59	10.03%	$186,769,240	0.19%	1.86%	0.19%	13.11%
Year Ended October 31, 2011 (c)	$8.79	0.18	0.16	0.34	(0.18)	–	(0.18)	$8.95	3.89%	$151,618,037	0.20%	1.99%	0.20%	13.88%
Year Ended October 31, 2010 (c)	$7.99	0.16	0.97	1.13	(0.17)	(0.16)	(0.33)	$8.79	14.39%	$130,223,401	0.19%	1.97%	0.19%	8.57%
Year Ended October 31, 2009 (c)	$7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	$7.99	15.63%	$85,728,623	0.21%	2.42%	0.21%	15.94%

Service Class Shares
Year Ended October 31, 2013 (c)	$9.58	0.16	1.85	2.01	(0.17)	(0.06)	(0.23)	$11.36	21.37%	$1,274,073,724	0.59%	1.56%	0.59%	29.31%
Year Ended October 31, 2012 (c)	$8.94	0.14	0.70	0.84	(0.14)	(0.06)	(0.20)	$9.58	9.60%	$1,139,580,740	0.59%	1.49%	0.59%	13.11%
Year Ended October 31, 2011 (c)	$8.78	0.15	0.16	0.31	(0.15)	–	(0.15)	$8.94	3.47%	$1,115,586,752	0.60%	1.61%	0.60%	13.88%
Year Ended October 31, 2010 (c)	$7.98	0.13	0.96	1.09	(0.13)	(0.16)	(0.29)	$8.78	13.96%	$1,119,852,454	0.58%	1.61%	0.58%	8.57%
Year Ended October 31, 2009 (c)	$7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	$7.98	15.22%	$1,012,147,730	0.63%	2.10%	0.63%	15.94%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

31

Fund Commentary	Nationwide Investor Destinations Moderate Fund

For the annual period ended October 31, 2013, the Nationwide Investor Destinations Moderate Fund (Service Class) returned 15.30% versus 16.31% for its composite benchmark*, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 531 funds as of October 31, 2013) was 13.83% for the same time period.

*The Fund changed its composite benchmark on September 30, 2013. The Fund’s former composite benchmark, comprising 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill Index, returned 15.43% for the annual period ended October 31, 2013.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE Index (representing developed international markets) posted a gain of nearly 27% during the period. Concerns regarding political and economic uncertainty in various parts of the eurozone receded further from the headlines and were also helped by the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates generally coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term bond interest rates remained range-bound near zero, effectively keeping returns in the very low single digits.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their sizable allocations within the Fund, made these underlying funds the largest contributors to the Fund’s return during the period, as shown in the chart below.

The negative returns from the Fund’s investments in the Nationwide Bond Index Fund and Nationwide Inflation-Protected Securities Fund made these underlying funds the only detractors from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

32

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderate Fund

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: On September 30, 2013, important changes were made to the Fund’s allocations, including the addition of three more underlying investments — Nationwide Alternatives Allocation Fund, Nationwide Core Plus Bond Fund and Nationwide Ziegler Equity Income Fund. These new underlying investments are included in the chart to the right, but are not included in the chart below.

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide S&P 500 Index Fund	20%
Nationwide International Index Fund	18%
Nationwide Bond Index Fund	13%
Nationwide Alternatives Allocation Fund	10%
Nationwide Mid Cap Market Index Fund	10%
Nationwide Enhanced Income Fund	6%
Nationwide Small Cap Index Fund	6%
Nationwide Contract	8%
Nationwide Core Plus Bond Fund	4%
Nationwide Inflation-Protected Securities Fund	3%
Nationwide Ziegler Equity Income Fund	2%
100%

Actual underlying fund allocations in the chart above are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderate Fund’s fees and expenses. Performance is based on the 12-month trailing returns of the underlying funds and their respective allocation on the last day of the reporting period, October 31, 2013, and may not result in the annualized return of the Fund. The Nationwide Alternatives Allocation Fund, Nationwide Core Plus Bond Fund and Nationwide Ziegler Equity Income Fund are not shown since they were held as underlying investments for only one month of the reporting period. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

33

Fund Overview	Nationwide Investor Destinations Moderate Fund

Objective

The Fund seeks to maximize total investment return for a moderate level of risk.

Highlights

•	The Fund’s investments in U.S. and foreign developed market mutual funds account for more than 55% of its allocations and contributed more than 95% to the returns of the Fund during the period

•	Two of the Fund’s investments in U.S. bonds detracted from returns during the period

•	The Fund recently added exposures to six additional asset classes within three additional underlying funds that are intended to help diversify the sources of risk and return for the Fund

Asset Allocation†

Equity Funds	56.3%
Fixed Income Funds	25.8%
Alternative Assets	10.0%
Fixed Contract	7.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	20.1%
Nationwide International Index Fund, Institutional Class	18.0%
Nationwide Bond Index Fund, Institutional Class	13.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.1%
Nationwide Alternatives Allocation Fund, Institutional Class	9.9%
Nationwide Fixed Contract	7.9%
Nationwide Small Cap Index Fund, Institutional Class	6.0%
Nationwide Enhanced Income Fund, Institutional Class	5.9%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	2.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2013.

34

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	15.56%	10.61%	6.19%
	w/SC2	8.87%	9.29%	5.56%
Class B	w/o SC1	14.74%	9.83%	5.43%
	w/SC3	9.74%	9.55%	5.43%
Class C	w/o SC1	14.68%	9.81%	5.42%
	w/SC4	13.68%	9.81%	5.42%
Class R2[5,6]		15.06%	10.20%	5.85%
Institutional Class[5,7]		15.86%	10.91%	6.45%
Service Class[5]		15.30%	10.47%	6.05%

Expense Ratios

Expense Ratio*
Class A	0.75%
Class B	1.46%
Class C	1.46%
Class R2	1.11%
Institutional Class	0.46%
Service Class	0.86%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

35

Fund Performance (con’t.)	Nationwide Investor Destinations Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderate Fund versus the Russell 3000® Index (current benchmark), the S&P 500® Index (former benchmark), the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Citigroup 3-Month Treasury Bill (T-Bill) Index, the Current Composite Index*, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 45% Russell 3000® Index, 25% Barclays U.S. Aggregate Bond Index, 15% MSCI EAFE® Index and 15% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index.

**	The Former Composite Index comprises 25% Barclays U.S. Aggregate Bond Index, 15% Citigroup 3-Month T-Bill Index and 60% S&P 500® Index.

36

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderate Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,057.00	2.49	0.48
	Hypothetical	[b,c]	1,000.00	1,022.79	2.45	0.48
Class B Shares	Actual	[b]	1,000.00	1,053.00	6.21	1.20
	Hypothetical	[b,c]	1,000.00	1,019.16	6.11	1.20
Class C Shares	Actual	[b]	1,000.00	1,052.20	6.16	1.19
	Hypothetical	[b,c]	1,000.00	1,019.21	6.06	1.19
Class R2 Shares	Actual	[b]	1,000.00	1,054.40	4.35	0.84
	Hypothetical	[b,c]	1,000.00	1,020.97	4.28	0.84
Institutional Class Shares	Actual	[b]	1,000.00	1,057.80	0.99	0.19
	Hypothetical	[b,c]	1,000.00	1,024.25	0.97	0.19
Service Class Shares	Actual	[b]	1,000.00	1,055.80	3.06	0.59
	Hypothetical	[b,c]	1,000.00	1,022.23	3.01	0.59

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

37

Statement of Investments

October 31, 2013

Nationwide Investor Destinations Moderate Fund

Mutual Funds 92.1%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	17,799,694	$174,792,995

Total Alternative Assets (cost $172,657,031)		174,792,995

Equity Funds 56.3%
Nationwide International Index Fund, Institutional Class (a)	37,571,070	317,475,542
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	9,450,097	177,472,824
Nationwide S&P 500 Index Fund, Institutional Class (a)	24,263,343	353,759,541
Nationwide Small Cap Index Fund, Institutional Class (a)	6,714,884	105,759,431
Nationwide Ziegler Equity Income Fund, Institutional Class *(a)	2,918,771	36,280,322

Total Equity Funds (cost $683,807,354)		990,747,660

Fixed Income Funds 25.8%
Nationwide Bond Index Fund, Institutional Class (a)	20,150,874	228,107,895
Nationwide Core Plus Bond Fund, Institutional Class (a)	6,831,849	69,821,494
Nationwide Enhanced Income Fund, Institutional Class (a)	11,715,397	104,149,878
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	5,531,869	52,220,847

Total Fixed Income Funds (cost $463,436,887)		454,300,114

Total Mutual Funds (cost $1,319,901,272)		1,619,840,769

Fixed Contract 7.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(b)	$139,475,697	139,475,697

Total Fixed Contract (cost $139,475,697)		139,475,697

Total Investments (cost $1,459,376,969) (c) — 100.0%		1,759,316,466

Liabilities in excess of other assets — 0.0%†		(352,605)

NET ASSETS — 100.0%		$1,758,963,861

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and, as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

October 31, 2013

Nationwide Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,459,376,969)	$1,759,316,466
Cash	1,115
Receivable for investments sold	1,070,136
Receivable for capital shares issued	1,526,058
Prepaid expenses	36,533

Total Assets	1,761,950,308

Liabilities:
Payable for capital shares redeemed	2,007,688
Accrued expenses and other payables:
Investment advisory fees	192,621
Fund administration fees	45,218
Distribution fees	443,877
Administrative servicing fees	199,115
Accounting and transfer agent fees	45,129
Trustee fees	1,551
Custodian fees	5,995
Compliance program costs (Note 3)	1,004
Professional fees	23,687
Printing fees	18,714
Other	1,848

Total Liabilities	2,986,447

Net Assets	$1,758,963,861

Represented by:
Capital	$1,453,266,459
Accumulated undistributed net investment income	1,247,267
Accumulated net realized gains from affiliated investments	4,510,638
Net unrealized appreciation/(depreciation) from investments in affiliates	299,939,497

Net Assets	$1,758,963,861

Net Assets:
Class A Shares	$134,092,908
Class B Shares	2,084,000
Class C Shares	137,680,905
Class R2 Shares	207,910,628
Institutional Class Shares	284,753,727
Service Class Shares	992,441,693

Total	$1,758,963,861

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,942,595
Class B Shares	186,760
Class C Shares	12,447,220
Class R2 Shares	18,894,035
Institutional Class Shares	25,445,998
Service Class Shares	88,733,265

Total	157,649,873

39

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.23
Class B Shares (b)	$11.16
Class C Shares (c)	$11.06
Class R2 Shares	$11.00
Institutional Class Shares	$11.19
Service Class Shares	$11.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.92

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$30,314,442
Interest income from affiliates	4,598,481

Total Income	34,912,923

EXPENSES:
Investment advisory fees	2,177,473
Fund administration fees	460,714
Distribution fees Class A	317,254
Distribution fees Class B	34,654
Distribution fees Class C	1,310,712
Distribution fees Class R2	992,937
Distribution fees Service Class	2,414,812
Administrative servicing fees Class A	68,592
Administrative servicing fees Class R2	297,755
Administrative servicing fees Service Class	1,448,262
Registration and filing fees	69,386
Professional fees	70,715
Printing fees	33,695
Trustee fees	57,211
Custodian fees	63,130
Accounting and transfer agent fees	295,895
Compliance program costs (Note 3)	6,100
Other	35,967

Total expenses before earnings credit	10,155,264

Earnings credit (Note 5)	(2)

Net Expenses	10,155,262

NET INVESTMENT INCOME	24,757,661

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	15,824,018
Net realized gains from investment transactions with affiliates	39,519,853

Net realized gains from affiliated investments	55,343,871

Net change in unrealized appreciation/(depreciation) from investments in affiliates	159,032,853

Net realized/unrealized gains from affiliated investments	214,376,724

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$239,134,385

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$24,757,661	$23,634,567
Net realized gains/(losses) from affiliated investments	55,343,871	(4,377,680)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	159,032,853	102,198,147

Change in net assets resulting from operations	239,134,385	121,455,034

Distributions to Shareholders From:
Net investment income:
Class A	(2,105,107)	(2,468,336)
Class B	(39,206)	(68,287)
Class C	(1,305,304)	(1,300,682)
Class R2	(2,703,277)	(2,407,902)
Institutional Class	(4,818,247)	(3,836,839)
Service Class	(15,315,096)	(14,082,991)
Net realized gains:
Class A	(544,335)	(597,076)
Class B	(21,215)	(55,475)
Class C	(570,539)	(747,797)
Class R2	(874,892)	(1,023,412)
Institutional Class	(1,020,096)	(1,039,621)
Service Class	(4,259,363)	(5,188,856)

Change in net assets from shareholder distributions	(33,576,677)	(32,817,274)

Change in net assets from capital transactions	(24,468,070)	(6,434,726)

Change in net assets	181,089,638	82,203,034

Net Assets:
Beginning of year	1,577,874,223	1,495,671,189

End of year	$1,758,963,861	$1,577,874,223

Accumulated undistributed net investment income at end of year	$1,247,267	$1,140,723

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$42,432,527	$28,088,966
Dividends reinvested	1,615,503	1,816,932
Cost of shares redeemed	(39,848,430)	(28,672,014)

Total Class A Shares	4,199,600	1,233,884

Class B Shares
Proceeds from shares issued	84,241	100,465
Dividends reinvested	43,343	75,666
Cost of shares redeemed	(3,692,609)	(6,294,510)

Total Class B Shares	(3,565,025)	(6,118,379)

Class C Shares
Proceeds from shares issued	24,614,959	14,230,844
Dividends reinvested	809,225	791,332
Cost of shares redeemed	(28,142,283)	(27,267,175)

Total Class C Shares	(2,718,099)	(12,244,999)

42

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$26,722,973	$23,609,186
Dividends reinvested	3,465,223	3,313,570
Cost of shares redeemed	(33,324,366)	(24,723,372)

Total Class R2 Shares	(3,136,170)	2,199,384

Institutional Class Shares
Proceeds from shares issued	170,761,954	50,721,635
Dividends reinvested	5,838,343	4,876,460
Cost of shares redeemed	(142,402,818)	(24,422,694)

Total Institutional Class Shares	34,197,479	31,175,401

Service Class Shares
Proceeds from shares issued	90,884,102	73,233,283
Dividends reinvested	19,574,429	19,271,847
Cost of shares redeemed	(163,904,386)	(115,185,147)

Total Service Class Shares	(53,445,855)	(22,680,017)

Change in net assets from capital transactions	$(24,468,070)	$(6,434,726)

SHARE TRANSACTIONS:
Class A Shares
Issued	4,038,405	2,896,933
Reinvested	158,178	191,889
Redeemed	(3,760,039)	(2,978,653)

Total Class A Shares	436,544	110,169

Class B Shares
Issued	8,173	14,936
Reinvested	4,347	8,256
Redeemed	(355,894)	(661,466)

Total Class B Shares	(343,374)	(638,274)

Class C Shares
Issued	2,372,525	1,504,463
Reinvested	81,304	86,170
Redeemed	(2,708,625)	(2,872,343)

Total Class C Shares	(254,796)	(1,281,710)

Class R2 Shares
Issued	2,591,531	2,501,191
Reinvested	347,787	361,008
Redeemed	(3,215,310)	(2,611,965)

Total Class R2 Shares	(275,992)	250,234

Institutional Class Shares
Issued	16,149,599	5,272,049
Reinvested	571,848	518,479
Redeemed	(13,469,400)	(2,523,190)

Total Institutional Class Shares	3,252,047	3,267,338

43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	8,652,746	7,616,789
Reinvested	1,928,700	2,061,796
Redeemed	(15,560,542)	(12,009,859)

Total Service Class Shares	(4,979,096)	(2,331,274)

Total change in shares	(2,164,667)	(623,517)

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)

Class A Shares
Year Ended October 31, 2013 (c)	$9.93	0.17	1.36	1.53	(0.18)	(0.05)	(0.23)	$11.23	15.56%	$134,092,908	0.50%	1.58%	0.50%	32.04%
Year Ended October 31, 2012 (c)	$9.43	0.16	0.61	0.77	(0.22)	(0.05)	(0.27)	$9.93	8.38%	$114,304,018	0.49%	1.66%	0.49%	16.02%
Year Ended October 31, 2011 (c)	$9.23	0.17	0.20	0.37	(0.17)	–	(0.17)	$9.43	4.06%	$107,508,362	0.48%	1.82%	0.48%	14.28%
Year Ended October 31, 2010 (c)	$8.37	0.17	0.82	0.99	(0.10)	(0.03)	(0.13)	$9.23	11.86%	$96,798,604	0.47%	1.89%	0.47%	9.42%
Year Ended October 31, 2009 (c)	$8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	$8.37	13.54%	$73,380,653	0.50%	2.38%	0.50%	20.17%

Class B Shares
Year Ended October 31, 2013 (c)	$9.86	0.11	1.33	1.44	(0.09)	(0.05)	(0.14)	$11.16	14.74%	$2,084,000	1.20%	1.07%	1.20%	32.04%
Year Ended October 31, 2012 (c)	$9.30	0.09	0.60	0.69	(0.08)	(0.05)	(0.13)	$9.86	7.56%	$5,228,875	1.20%	1.00%	1.20%	16.02%
Year Ended October 31, 2011 (c)	$9.09	0.11	0.20	0.31	(0.10)	–	(0.10)	$9.30	3.41%	$10,862,496	1.21%	1.20%	1.21%	14.28%
Year Ended October 31, 2010 (c)	$8.31	0.11	0.81	0.92	(0.11)	(0.03)	(0.14)	$9.09	11.14%	$17,847,479	1.20%	1.24%	1.20%	9.42%
Year Ended October 31, 2009 (c)	$8.24	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.31	12.66%	$22,546,617	1.21%	1.69%	1.21%	20.17%

Class C Shares
Year Ended October 31, 2013 (c)	$9.79	0.09	1.33	1.42	(0.10)	(0.05)	(0.15)	$11.06	14.68%	$137,680,905	1.19%	0.89%	1.19%	32.04%
Year Ended October 31, 2012 (c)	$9.25	0.09	0.60	0.69	(0.10)	(0.05)	(0.15)	$9.79	7.58%	$124,362,072	1.20%	0.97%	1.20%	16.02%
Year Ended October 31, 2011 (c)	$9.05	0.11	0.20	0.31	(0.11)	–	(0.11)	$9.25	3.37%	$129,312,497	1.21%	1.13%	1.21%	14.28%
Year Ended October 31, 2010 (c)	$8.28	0.10	0.81	0.91	(0.11)	(0.03)	(0.14)	$9.05	11.09%	$142,313,710	1.20%	1.21%	1.20%	9.42%
Year Ended October 31, 2009 (c)	$8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.28	12.72%	$139,055,974	1.21%	1.68%	1.21%	20.17%

Class R2 Shares (d)
Year Ended October 31, 2013 (c)	$9.74	0.13	1.32	1.45	(0.14)	(0.05)	(0.19)	$11.00	15.06%	$207,910,628	0.84%	1.24%	0.84%	32.04%
Year Ended October 31, 2012 (c)	$9.20	0.12	0.60	0.72	(0.13)	(0.05)	(0.18)	$9.74	7.96%	$186,740,830	0.85%	1.31%	0.85%	16.02%
Year Ended October 31, 2011 (c)	$9.01	0.14	0.19	0.33	(0.14)	–	(0.14)	$9.20	3.67%	$174,027,334	0.85%	1.46%	0.85%	14.28%
Year Ended October 31, 2010 (c)	$8.24	0.13	0.81	0.94	(0.14)	(0.03)	(0.17)	$9.01	11.56%	$158,746,294	0.83%	1.54%	0.83%	9.42%
Year Ended October 31, 2009 (c)	$8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	$8.24	13.11%	$123,534,769	0.87%	1.94%	0.87%	20.17%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.90	0.20	1.35	1.55	(0.21)	(0.05)	(0.26)	$11.19	15.86%	$284,753,727	0.20%	1.86%	0.20%	32.04%
Year Ended October 31, 2012 (c)	$9.35	0.19	0.60	0.79	(0.19)	(0.05)	(0.24)	$9.90	8.64%	$219,767,806	0.20%	1.95%	0.20%	16.02%
Year Ended October 31, 2011 (c)	$9.15	0.19	0.21	0.40	(0.20)	–	(0.20)	$9.35	4.38%	$176,900,980	0.21%	2.06%	0.21%	14.28%
Year Ended October 31, 2010 (c)	$8.37	0.19	0.82	1.01	(0.20)	(0.03)	(0.23)	$9.15	12.19%	$131,966,219	0.20%	2.18%	0.20%	9.42%
Year Ended October 31, 2009 (c)	$8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	$8.37	13.87%	$90,723,665	0.21%	2.61%	0.21%	20.17%

Service Class Shares
Year Ended October 31, 2013 (c)	$9.90	0.16	1.34	1.50	(0.17)	(0.05)	(0.22)	$11.18	15.30%	$992,441,693	0.60%	1.50%	0.60%	32.04%
Year Ended October 31, 2012 (c)	$9.34	0.15	0.61	0.76	(0.15)	(0.05)	(0.20)	$9.90	8.30%	$927,470,622	0.60%	1.56%	0.60%	16.02%
Year Ended October 31, 2011 (c)	$9.14	0.16	0.20	0.36	(0.16)	–	(0.16)	$9.34	3.96%	$897,059,520	0.61%	1.71%	0.61%	14.28%
Year Ended October 31, 2010 (c)	$8.36	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	$9.14	11.76%	$891,324,745	0.59%	1.81%	0.59%	9.42%
Year Ended October 31, 2009 (c)	$8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	$8.36	13.40%	$813,670,095	0.63%	2.24%	0.63%	20.17%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

45

Fund Commentary	Nationwide Investor Destinations Moderately Conservative Fund

For the annual period ended October 31, 2013, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) returned 9.53% versus 10.58% for its composite benchmark*, 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 531 funds as of October 31, 2013) was 13.83% for the same time period.

*The Fund changed its composite benchmark on September 30, 2013. The Fund’s former composite benchmark, comprising 40% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill Index, returned 9.90% for the annual period ended October 31, 2013.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE Index (representing developed international markets) posted a gain of nearly 27% during the period. Concerns regarding political and economic uncertainty in various parts of the eurozone receded further from the headlines and were also helped by the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates generally coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term bond interest rates remained range-bound near zero, effectively keeping returns in the very low single digits.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their sizable allocations within the Fund, made these underlying funds the largest contributors to the Fund’s return during the period, as shown in the chart below.

The negative returns from the Fund’s investments in the Nationwide Bond Index Fund and Nationwide Inflation-Protected Securities Fund made these underlying funds the only detractors from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

46

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderately Conservative Fund

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: On September 30, 2013, important changes were made to the Fund’s allocations, including the addition of three more underlying investments — Nationwide Alternatives Allocation Fund, Nationwide Core Plus Bond Fund and Nationwide Ziegler Equity Income Fund. These new underlying investments are included in the chart to the right, but are not included in the chart below.

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide Bond Index Fund	20%
Nationwide Contract	15%
Nationwide S&P 500 Index Fund	13%
Nationwide Alternatives Allocation Fund	10%
Nationwide International Index Fund	10%
Nationwide Enhanced Income Fund	10%
Nationwide Mid Cap Market Index Fund	7%
Nationwide Inflation-Protected Securities Fund	5%
Nationwide Core Plus Bond Fund	4%
Nationwide Ziegler Equity Income Fund	3%
Nationwide Small Cap Index Fund	3%
100%

Actual underlying fund allocations in the chart above are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderately Conservative Fund’s fees and expenses. Performance is based on the 12-month trailing returns of the underlying funds and their respective allocation on the last day of the reporting period, October 31, 2013, and may not result in the annualized return of the Fund. The Nationwide Alternatives Allocation Fund, Nationwide Core Plus Bond Fund and Nationwide Ziegler Equity Income Fund are not shown since they were held as underlying investments for only one month of the reporting period. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

47

Fund Overview	Nationwide Investor Destinations Moderately Conservative Fund

Objective

The Fund seeks to maximize total investment return for a moderately conservative level of risk.

Highlights

•	The Fund’s investments in U.S. and foreign developed market mutual funds account for more than 35% of its allocations and contributed more than 95% to the returns of the Fund during the period

•	Two of the Fund’s investments in U.S. bonds detracted from returns during the period

•	The Fund recently added exposures to six additional asset classes within three additional underlying funds that are intended to help diversify the sources of risk and return for the Fund

Asset Allocation†

Fixed Income Funds	39.0%
Equity Funds	36.1%
Fixed Contract	15.0%
Alternative Assets	10.0%
Liabilities in excess of other assets	(0.1%)
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	20.0%
Nationwide Fixed Contract	15.0%
Nationwide S&P 500 Index Fund, Institutional Class	13.0%
Nationwide International Index Fund, Institutional Class	10.0%
Nationwide Enhanced Income Fund, Institutional Class	10.0%
Nationwide Alternatives Allocation Fund, Institutional Class	10.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	7.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.0%
Nationwide Small Cap Index Fund, Institutional Class	3.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

48

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	9.59%	8.48%	5.34%
	w/SC2	3.27%	7.19%	4.72%
Class B	w/o SC1	8.81%	7.71%	4.60%
	w/SC3	3.81%	7.41%	4.60%
Class C	w/o SC1	8.88%	7.73%	4.61%
	w/SC4	7.88%	7.73%	4.61%
Class R2[5,6]		9.30%	8.11%	5.06%
Institutional Class[5,7]		9.93%	8.81%	5.62%
Service Class[5]		9.53%	8.36%	5.23%

Expense Ratios

Expense Ratio*
Class A	0.76%
Class B	1.47%
Class C	1.47%
Class R2	1.11%
Institutional Class	0.47%
Service Class	0.87%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

49

Fund Performance (con’t.)	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Citigroup 3-Month Treasury Bill (T-Bill) Index, the S&P 500® Index, the Current Composite Index*, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 30% Russell 3000® Index, 35% Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE® Index and 25% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index.

**	The Former Composite Index comprises 35% Barclays U.S. Aggregate Bond Index, 25% Citigroup 3-Month T-Bill Index and 40% S&P 500® Index.

50

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Conservative Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13- 10/31/13[a]	Expense Ratio During Period (%) 05/01/13- 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,032.00	2.71	0.53
	Hypothetical	[b,c]	1,000.00	1,022.53	2.70	0.53
Class B Shares	Actual	[b]	1,000.00	1,028.00	6.19	1.21
	Hypothetical	[b,c]	1,000.00	1,019.11	6.16	1.21
Class C Shares	Actual	[b]	1,000.00	1,028.60	6.19	1.21
	Hypothetical	[b,c]	1,000.00	1,019.11	6.16	1.21
Class R2 Shares	Actual	[b]	1,000.00	1,030.20	4.40	0.86
	Hypothetical	[b,c]	1,000.00	1,020.87	4.38	0.86
Institutional Class Shares	Actual	[b]	1,000.00	1,033.30	1.08	0.21
	Hypothetical	[b,c]	1,000.00	1,024.15	1.07	0.21
Service Class Shares	Actual	[b]	1,000.00	1,032.30	3.12	0.61
	Hypothetical	[b,c]	1,000.00	1,022.13	3.11	0.61

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

51

Statement of Investments

October 31, 2013

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 85.1%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	5,890,554	$57,845,236

Total Alternative Assets (cost $57,138,369)		57,845,236

Equity Funds 36.1%
Nationwide International Index Fund, Institutional Class (a)	6,864,969	58,008,986
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,170,800	40,767,621
Nationwide S&P 500 Index Fund, Institutional Class (a)	5,168,534	75,357,231
Nationwide Small Cap Index Fund, Institutional Class (a)	1,109,199	17,469,881
Nationwide Ziegler Equity Income Fund, Institutional Class *(a)	1,417,779	17,622,990

Total Equity Funds (cost $160,144,005)		209,226,709

Fixed Income Funds 39.0%
Nationwide Bond Index Fund, Institutional Class (a)	10,266,137	116,212,668
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,264,882	23,147,099
Nationwide Enhanced Income Fund, Institutional Class (a)	6,509,415	57,868,703
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	3,054,760	28,836,937

Total Fixed Income Funds (cost $231,065,470)		226,065,407

Total Mutual Funds (cost $448,347,844)		493,137,352

Fixed Contract 15.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(b)	$87,005,416	87,005,416

Total Fixed Contract (cost $87,005,416)		87,005,416

Total Investments (cost $535,353,260) (c) —100.1%		580,142,768

Liabilities in excess of other assets — (0.1)%		(322,552)

NET ASSETS — 100.0%		$579,820,216

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and, as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

52

Statement of Assets and Liabilities

October 31, 2013

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $535,353,260)	$580,142,768
Cash	209
Receivable for capital shares issued	381,189
Prepaid expenses	37,159

Total Assets	580,561,325

Liabilities:
Payable for investments purchased	12,098
Payable for capital shares redeemed	383,266
Accrued expenses and other payables:
Investment advisory fees	63,763
Fund administration fees	18,257
Distribution fees	151,988
Administrative servicing fees	70,756
Accounting and transfer agent fees	12,893
Trustee fees	200
Custodian fees	2,013
Compliance program costs (Note 3)	313
Professional fees	15,393
Printing fees	9,555
Other	614

Total Liabilities	741,109

Net Assets	$579,820,216

Represented by:
Capital	$508,768,330
Accumulated undistributed net investment income	661,891
Accumulated net realized gains from affiliated investments	25,600,487
Net unrealized appreciation/(depreciation) from investments in affiliates	44,789,508

Net Assets	$579,820,216

Net Assets:
Class A Shares	$48,814,648
Class B Shares	898,699
Class C Shares	46,881,793
Class R2 Shares	88,286,612
Institutional Class Shares	93,302,759
Service Class Shares	301,635,705

Total	$579,820,216

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,391,922
Class B Shares	80,648
Class C Shares	4,236,484
Class R2 Shares	7,934,853
Institutional Class Shares	8,322,610
Service Class Shares	27,011,363

Total	51,977,880

53

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.11
Class B Shares (b)	$11.14
Class C Shares (c)	$11.07
Class R2 Shares	$11.13
Institutional Class Shares	$11.21
Service Class Shares	$11.17
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.79

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

54

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$9,208,841
Interest income from affiliates	2,749,038

Total Income	11,957,879

EXPENSES:
Investment advisory fees	736,727
Fund administration fees	191,250
Distribution fees Class A	116,634
Distribution fees Class B	11,182
Distribution fees Class C	434,116
Distribution fees Class R2	434,924
Distribution fees Service Class	767,416
Administrative servicing fees Class A	28,841
Administrative servicing fees Class R2	129,145
Administrative servicing fees Service Class	460,244
Registration and filing fees	68,955
Professional fees	33,123
Printing fees	16,826
Trustee fees	19,117
Custodian fees	21,379
Accounting and transfer agent fees	95,464
Compliance program costs (Note 3)	2,032
Other	16,833

Total expenses before earnings credit	3,584,208

Earnings credit (Note 5)	(1)

Net Expenses	3,584,207

NET INVESTMENT INCOME	8,373,672

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	3,996,958
Net realized gains from investment transactions with affiliates	40,899,282

Net realized gains from affiliated investments	44,896,240

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,962,287)

Net realized/unrealized gains from affiliated investments	42,933,953

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$51,307,625

The accompanying notes are an integral part of these financial statements.

55

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$8,373,672	$8,771,046
Net realized gains from affiliated investments	44,896,240	4,788,937
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,962,287)	20,565,691

Change in net assets resulting from operations	51,307,625	34,125,674

Distributions to Shareholders From:
Net investment income:
Class A	(790,719)	(731,332)
Class B	(11,210)	(21,703)
Class C	(442,720)	(449,061)
Class R2	(1,172,443)	(1,219,869)
Institutional Class	(1,593,164)	(1,323,095)
Service Class	(4,898,835)	(5,089,246)
Net realized gains:
Class A	(626,934)	(382,640)
Class B	(18,026)	(23,918)
Class C	(594,060)	(395,891)
Class R2	(1,190,565)	(821,285)
Institutional Class	(1,028,081)	(574,644)
Service Class	(4,228,483)	(2,977,979)

Change in net assets from shareholder distributions	(16,595,240)	(14,010,663)

Change in net assets from capital transactions	(2,485,220)	23,688,151

Change in net assets	32,227,165	43,803,162

Net Assets:
Beginning of year	547,593,051	503,789,889

End of year	$579,820,216	$547,593,051

Accumulated undistributed net investment income at end of year	$661,891	$700,147

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,704,699	$13,398,701
Dividends reinvested	1,013,536	790,087
Cost of shares redeemed	(16,171,370)	(8,221,513)

Total Class A Shares	1,546,865	5,967,275

Class B Shares
Proceeds from shares issued	57,939	135,383
Dividends reinvested	25,751	34,410
Cost of shares redeemed	(739,852)	(1,364,733)

Total Class B Shares	(656,162)	(1,194,940)

Class C Shares
Proceeds from shares issued	10,964,387	10,429,778
Dividends reinvested	502,323	377,866
Cost of shares redeemed	(8,616,439)	(9,874,261)

Total Class C Shares	2,850,271	933,383

56

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$9,853,636	$13,622,774
Dividends reinvested	2,282,342	1,970,575
Cost of shares redeemed	(15,025,660)	(13,484,241)

Total Class R2 Shares	(2,889,682)	2,109,108

Institutional Class Shares
Proceeds from shares issued	59,582,114	20,915,768
Dividends reinvested	2,620,089	1,897,424
Cost of shares redeemed	(44,476,814)	(9,193,153)

Total Institutional Class Shares	17,725,389	13,620,039

Service Class Shares
Proceeds from shares issued	39,820,384	39,162,376
Dividends reinvested	9,127,318	8,067,220
Cost of shares redeemed	(70,009,603)	(44,976,310)

Total Service Class Shares	(21,061,901)	2,253,286

Change in net assets from capital transactions	$(2,485,220)	$23,688,151

SHARE TRANSACTIONS:
Class A Shares
Issued	1,554,739	1,307,142
Reinvested	97,016	78,723
Redeemed	(1,505,531)	(804,446)

Total Class A Shares	146,224	581,419

Class B Shares
Issued	5,355	13,937
Reinvested	2,473	3,457
Redeemed	(69,551)	(133,356)

Total Class B Shares	(61,723)	(115,962)

Class C Shares
Issued	1,028,773	1,021,811
Reinvested	48,420	38,024
Redeemed	(811,185)	(972,228)

Total Class C Shares	266,008	87,607

Class R2 Shares
Issued	922,547	1,328,773
Reinvested	218,515	196,723
Redeemed	(1,404,329)	(1,314,245)

Total Class R2 Shares	(263,267)	211,251

Institutional Class Shares
Issued	5,491,565	2,031,905
Reinvested	248,037	187,174
Redeemed	(4,095,776)	(888,672)

Total Institutional Class Shares	1,643,826	1,330,407

57

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	3,699,770	3,799,940
Reinvested	870,046	801,659
Redeemed	(6,484,136)	(4,371,081)

Total Service Class Shares	(1,914,320)	230,518

Total change in shares	(183,252)	2,325,240

The accompanying notes are an integral part of these financial statements.

58

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$10.46	0.17	0.81	0.98	(0.18)	(0.15)	(0.33)	$11.11	9.59%	$48,814,648	0.52%	1.58%	0.52%	36.85%
Year Ended October 31, 2012 (c)	$10.08	0.18	0.49	0.67	(0.19)	(0.10)	(0.29)	$10.46	6.81%	$44,422,496	0.51%	1.80%	0.51%	20.61%
Year Ended October 31, 2011 (c)	$9.86	0.20	0.22	0.42	(0.20)	–	(0.20)	$10.08	4.31%	$36,925,502	0.49%	1.99%	0.49%	17.89%
Year Ended October 31, 2010 (c)	$9.21	0.21	0.64	0.85	(0.20)	–	(0.20)	$9.86	9.38%	$33,209,551	0.50%	2.17%	0.50%	12.60%
Year Ended October 31, 2009 (c)	$8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	$9.21	12.46%	$27,499,985	0.52%	2.47%	0.52%	22.80%

Class B Shares
Year Ended October 31, 2013 (c)	$10.48	0.10	0.81	0.91	(0.10)	(0.15)	(0.25)	$11.14	8.81%	$898,699	1.21%	0.95%	1.21%	36.85%
Year Ended October 31, 2012 (c)	$10.09	0.11	0.49	0.60	(0.11)	(0.10)	(0.21)	$10.48	6.09%	$1,491,869	1.22%	1.11%	1.22%	20.61%
Year Ended October 31, 2011 (c)	$9.86	0.13	0.22	0.35	(0.12)	–	(0.12)	$10.09	3.55%	$2,605,396	1.22%	1.33%	1.22%	17.89%
Year Ended October 31, 2010 (c)	$9.21	0.14	0.64	0.78	(0.13)	–	(0.13)	$9.86	8.58%	$4,807,063	1.21%	1.48%	1.21%	12.60%
Year Ended October 31, 2009 (c)	$8.64	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.21	11.68%	$5,867,608	1.22%	1.80%	1.22%	22.80%

Class C Shares
Year Ended October 31, 2013 (c)	$10.42	0.10	0.81	0.91	(0.11)	(0.15)	(0.26)	$11.07	8.88%	$46,881,793	1.21%	0.90%	1.21%	36.85%
Year Ended October 31, 2012 (c)	$10.04	0.11	0.49	0.60	(0.12)	(0.10)	(0.22)	$10.42	6.09%	$41,368,353	1.22%	1.10%	1.22%	20.61%
Year Ended October 31, 2011 (c)	$9.82	0.13	0.22	0.35	(0.13)	–	(0.13)	$10.04	3.55%	$38,970,245	1.22%	1.27%	1.22%	17.89%
Year Ended October 31, 2010 (c)	$9.18	0.14	0.64	0.78	(0.14)	–	(0.14)	$9.82	8.65%	$40,700,682	1.21%	1.46%	1.21%	12.60%
Year Ended October 31, 2009 (c)	$8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.18	11.64%	$38,316,174	1.22%	1.79%	1.22%	22.80%

Class R2 Shares(d)
Year Ended October 31, 2013 (c)	$10.47	0.13	0.83	0.96	(0.15)	(0.15)	(0.30)	$11.13	9.30%	$88,286,612	0.86%	1.25%	0.86%	36.85%
Year Ended October 31, 2012 (c)	$10.09	0.15	0.48	0.63	(0.15)	(0.10)	(0.25)	$10.47	6.43%	$85,855,793	0.86%	1.45%	0.86%	20.61%
Year Ended October 31, 2011 (c)	$9.87	0.16	0.23	0.39	(0.17)	–	(0.17)	$10.09	3.92%	$80,556,773	0.87%	1.61%	0.87%	17.89%
Year Ended October 31, 2010 (c)	$9.22	0.17	0.65	0.82	(0.17)	–	(0.17)	$9.87	9.00%	$72,987,185	0.85%	1.78%	0.85%	12.60%
Year Ended October 31, 2009 (c)	$8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	$9.22	12.09%	$55,375,781	0.89%	2.06%	0.89%	22.80%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$10.55	0.20	0.82	1.02	(0.21)	(0.15)	(0.36)	$11.21	9.93%	$93,302,759	0.21%	1.88%	0.21%	36.85%
Year Ended October 31, 2012 (c)	$10.16	0.22	0.49	0.71	(0.22)	(0.10)	(0.32)	$10.55	7.17%	$70,457,429	0.22%	2.09%	0.22%	20.61%
Year Ended October 31, 2011 (c)	$9.94	0.23	0.22	0.45	(0.23)	–	(0.23)	$10.16	4.55%	$54,326,098	0.22%	2.21%	0.22%	17.89%
Year Ended October 31, 2010 (c)	$9.28	0.23	0.66	0.89	(0.23)	–	(0.23)	$9.94	9.74%	$38,719,904	0.21%	2.39%	0.21%	12.60%
Year Ended October 31, 2009 (c)	$8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	$9.28	12.83%	$20,004,640	0.22%	2.73%	0.22%	22.80%

Service Class Shares
Year Ended October 31, 2013 (c)	$10.51	0.16	0.82	0.98	(0.17)	(0.15)	(0.32)	$11.17	9.53%	$301,635,705	0.61%	1.50%	0.61%	36.85%
Year Ended October 31, 2012 (c)	$10.12	0.17	0.50	0.67	(0.18)	(0.10)	(0.28)	$10.51	6.77%	$303,997,111	0.62%	1.70%	0.62%	20.61%
Year Ended October 31, 2011 (c)	$9.90	0.19	0.22	0.41	(0.19)	–	(0.19)	$10.12	4.15%	$290,405,875	0.62%	1.86%	0.62%	17.89%
Year Ended October 31, 2010 (c)	$9.25	0.20	0.64	0.84	(0.19)	–	(0.19)	$9.90	9.22%	$283,720,301	0.60%	2.05%	0.60%	12.60%
Year Ended October 31, 2009 (c)	$8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	$9.25	12.32%	$263,198,654	0.64%	2.38%	0.64%	22.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

59

Fund Commentary	Nationwide Investor Destinations Conservative Fund

For the annual period ended October 31, 2013, the Nationwide Investor Destinations Conservative Fund (Service Class) returned 4.16% versus 5.14% for its composite benchmark*, 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 353 funds as of October 31, 2013) was 7.20% for the same time period.

*The Fund changed its composite benchmark on September 30, 2013. The Fund’s former composite benchmark, comprising 20% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill Index, returned 4.69% for the annual period ended October 31, 2013.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500 Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE Index (representing developed international markets) posted a gain of nearly 27% during the period. Concerns regarding political and economic uncertainty in various parts of the eurozone receded further from the headlines and were also helped by the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates generally coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term bond interest rates remained range-bound near zero, effectively keeping returns in the very low single digits.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their sizable allocations within the Fund, made these underlying funds the largest contributors to the Fund’s return during the period, as shown in the chart below.

The negative returns from the Fund’s investments in the Nationwide Bond Index Fund and Nationwide Inflation-Protected Securities Fund made these underlying funds the only detractors from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

60

Fund Commentary (con’t.)	Nationwide Investor Destinations Conservative Fund

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: On September 30, 2013, important changes were made to the Fund’s allocations, including the addition of four more underlying investments — Nationwide Alternatives Allocation Fund, Nationwide Core Plus Bond Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler Equity Income Fund. These new underlying investments are included in the chart to the right, but are not included in the chart below.

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide Bond Index Fund	26%
Nationwide Contract	22%
Nationwide Enhanced Income Fund	14%
Nationwide Alternatives Allocation Fund	8%
Nationwide Inflation-Protected Securities Fund	8%
Nationwide S&P 500 Index Fund	5%
Nationwide International Index Fund	4%
Nationwide Ziegler Equity Income Fund	4%
Nationwide Core Plus Bond Fund	3%
Nationwide Mid Cap Market Index Fund	3%
Nationwide Money Market Fund	2%
Nationwide Small Cap Index Fund	1%
100%

Actual underlying fund allocations in the chart above are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions.

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Conservative Fund’s fees and expenses. Performance is based on the 12-month trailing returns of the underlying funds and their respective allocation on the last day of the reporting period, October 31, 2013, and may not result in the annualized return of the Fund. The Nationwide Alternatives Allocation Fund, Nationwide Core Plus Bond Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler Equity Income Fund are not shown since they were held as underlying investments for only one month of the reporting period. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

61

Fund Overview	Nationwide Investor Destinations Conservative Fund

Objective

The Fund seeks to maximize total investment return for a conservative level of risk.

Highlights

•	The Fund’s investments in U.S. and foreign developed market mutual funds account for nearly 20% of its allocations and contributed more than 95% to the returns of the Fund during the period

•	Two of the Fund’s investments in U.S. bonds detracted from returns during the period

•	The Fund recently added exposures to six additional asset classes within four additional underlying funds that are intended to help diversify the sources of risk and return for the Fund

Asset Allocation†

Fixed Income Funds	51.0%
Fixed Contract	22.0%
Equity Funds	17.0%
Alternative Assets	8.0%
Money Market Fund	2.0%
Other assets in excess of liabilities††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Institutional Class	26.0%
Nationwide Fixed Contract	22.0%
Nationwide Enhanced Income Fund, Institutional Class	14.0%
Nationwide Alternatives Allocation Fund, Institutional Class	8.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	8.0%
Nationwide S&P 500 Index Fund, Institutional Class	5.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.0%
Nationwide International Index Fund, Institutional Class	4.0%
Nationwide Core Plus Bond Fund, Institutional Class	3.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	3.0%
Other Holdings	3.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2013.

62

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	4.17%	5.79%	4.18%
	w/SC2	(1.78)%	4.56%	3.57%
Class B	w/o SC1	3.51%	5.06%	3.45%
	w/SC3	(1.49)%	4.73%	3.45%
Class C	w/o SC1	3.49%	5.04%	3.45%
	w/SC4	2.49%	5.04%	3.45%
Class R2[5,6]		3.92%	5.43%	3.91%
Institutional Class[5,7]		4.58%	6.11%	4.47%
Service Class[5]		4.16%	5.70%	4.07%

Expense Ratios

Expense Ratio*
Class A	0.77%
Class B	1.48%
Class C	1.48%
Class R2	1.13%
Institutional Class	0.48%
Service Class	0.88%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[7]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

63

Fund Performance (con’t.)	Nationwide Investor Destinations Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Conservative Fund versus the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Citigroup 3-Month Treasury Bill (T-Bill) Index, the Current Composite Index*, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 10/31/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Current Composite Index comprises 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index and 5% Citigroup 3-Month T-Bill Index.

**	The Former Composite Index comprises 35% Barclays U.S. Aggregate Bond Index, 45% Citigroup 3-Month T-Bill Index and 20% S&P 500® Index.

64

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Conservative Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,009.50	2.79	0.55
	Hypothetical	[b,c]	1,000.00	1,022.43	2.80	0.55
Class B Shares	Actual	[b]	1,000.00	1,006.30	6.22	1.23
	Hypothetical	[b,c]	1,000.00	1,019.00	6.26	1.23
Class C Shares	Actual	[b]	1,000.00	1,006.00	6.22	1.23
	Hypothetical	[b,c]	1,000.00	1,019.00	6.26	1.23
Class R2 Shares	Actual	[b]	1,000.00	1,008.60	4.46	0.88
	Hypothetical	[b,c]	1,000.00	1,020.77	4.48	0.88
Institutional Class Shares	Actual	[b]	1,000.00	1,011.00	1.17	0.23
	Hypothetical	[b,c]	1,000.00	1,024.05	1.17	0.23
Service Class Shares	Actual	[b]	1,000.00	1,008.90	3.19	0.63
	Hypothetical	[b,c]	1,000.00	1,022.03	3.21	0.63

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

65

Statement of Investments

October 31, 2013

Nationwide Investor Destinations Conservative Fund

Mutual Funds 78.0%

	Shares	Market Value

Alternative Assets 8.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,484,424	$34,217,041

Total Alternative Assets (cost $33,799,014)		34,217,041

Equity Funds 17.0%
Nationwide International Index Fund, Institutional Class (a)	2,021,794	17,084,155
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	686,377	12,890,163
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,467,486	21,395,946
Nationwide Small Cap Index Fund, Institutional Class (a)	272,086	4,285,359
Nationwide Ziegler Equity Income Fund, Institutional Class *(a)	1,378,992	17,140,875

Total Equity Funds (cost $61,453,029)		72,796,498

Fixed Income Funds 51.0%
Nationwide Bond Index Fund, Institutional Class (a)	9,865,279	111,674,964
Nationwide Core Plus Bond Fund, Institutional Class (a)	1,265,206	12,930,405
Nationwide Enhanced Income Fund, Institutional Class (a)	6,744,021	59,954,344
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	3,624,687	34,217,041

Total Fixed Income Funds (cost $224,110,082)		218,776,754

Money Market Fund 2.0%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	8,551,186	8,551,186

Total Money Market Fund (cost $8,551,186)		8,551,186

Total Mutual Funds (cost $327,913,311)		334,341,479

Fixed Contract 22.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(c)	$94,283,195	$94,283,195

Total Fixed Contract (cost $94,283,195)		94,283,195

Total Investments (cost $422,196,506) (d) — 100.0%		428,624,674

Other assets in excess of liabilities — 0.0%†		48,349

NET ASSETS — 100.0%		$428,673,023

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2013.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and, as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

66

Statement of Assets and Liabilities

October 31, 2013

Nationwide Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $422,196,506)	$428,624,674
Cash	208
Receivable for capital shares issued	1,530,109
Prepaid expenses	42,841

Total Assets	430,197,832

Liabilities:
Payable for investments purchased	107,106
Payable for capital shares redeemed	1,156,251
Accrued expenses and other payables:
Investment advisory fees	47,259
Fund administration fees	15,233
Distribution fees	121,622
Administrative servicing fees	41,449
Accounting and transfer agent fees	15,681
Trustee fees	36
Custodian fees	1,479
Compliance program costs (Note 3)	228
Professional fees	14,314
Printing fees	3,697
Other	454

Total Liabilities	1,524,809

Net Assets	$428,673,023

Represented by:
Capital	$402,771,368
Accumulated undistributed net investment income	652,785
Accumulated net realized gains from affiliated investments	18,820,702
Net unrealized appreciation/(depreciation) from investments in affiliates	6,428,168

Net Assets	$428,673,023

Net Assets:
Class A Shares	$61,383,390
Class B Shares	400,106
Class C Shares	50,139,130
Class R2 Shares	58,782,811
Institutional Class Shares	63,938,645
Service Class Shares	194,028,941

Total	$428,673,023

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,777,847
Class B Shares	37,424
Class C Shares	4,737,367
Class R2 Shares	5,547,580
Institutional Class Shares	5,992,024
Service Class Shares	18,221,357

Total	40,313,599

67

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.62
Class B Shares (b)	$10.69
Class C Shares (c)	$10.58
Class R2 Shares	$10.60
Institutional Class Shares	$10.67
Service Class Shares	$10.65
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.27

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

68

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,957,514
Interest income from affiliates	3,117,863

Total Income	9,075,377

EXPENSES:
Investment advisory fees	557,206
Fund administration fees	160,564
Distribution fees Class A	132,426
Distribution fees Class B	5,148
Distribution fees Class C	481,042
Distribution fees Class R2	312,253
Distribution fees Service Class	520,486
Administrative servicing fees Class A	35,542
Administrative servicing fees Class R2	94,611
Administrative servicing fees Service Class	313,313
Registration and filing fees	68,710
Professional fees	28,370
Printing fees	16,325
Trustee fees	14,371
Custodian fees	16,193
Accounting and transfer agent fees	110,536
Compliance program costs (Note 3)	1,536
Other	14,669

Total expenses before earnings credit	2,883,301

Earnings credit (Note 5)	(8)

Net Expenses	2,883,293

NET INVESTMENT INCOME	6,192,084

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,119,734
Net realized gains from investment transactions with affiliates	23,784,953

Net realized gains from affiliated investments	25,904,687

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(14,781,998)

Net realized/unrealized gains from affiliates investments	11,122,689

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,314,773

The accompanying notes are an integral part of these financial statements.

69

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$6,192,084	$7,002,148
Net realized gains from affiliated investments	25,904,687	8,324,173
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(14,781,998)	3,421,973

Change in net assets resulting from operations	17,314,773	18,748,294

Distributions to Shareholders From:
Net investment income:
Class A	(896,263)	(769,039)
Class B	(4,868)	(9,629)
Class C	(479,474)	(442,622)
Class R2	(842,015)	(959,653)
Institutional Class	(1,087,995)	(909,976)
Service Class	(3,314,045)	(3,855,913)
Net realized gains:
Class A	(913,246)	(243,056)
Class B	(10,854)	(6,927)
Class C	(794,205)	(234,129)
Class R2	(1,134,899)	(407,871)
Institutional Class	(872,748)	(255,378)
Service Class	(3,722,603)	(1,451,556)

Change in net assets from shareholder distributions	(14,073,215)	(9,545,749)

Change in net assets from capital transactions	(3,525,222)	33,907,899

Change in net assets	(283,664)	43,110,444

Net Assets:
Beginning of year	428,956,687	385,846,243

End of year	$428,673,023	$428,956,687

Accumulated undistributed net investment income at end of year	$652,785	$746,764

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$35,486,527	$28,088,835
Dividends reinvested	1,189,076	573,415
Cost of shares redeemed	(27,016,636)	(13,277,796)

Total Class A Shares	9,658,967	15,384,454

Class B Shares
Proceeds from shares issued	122,678	76,534
Dividends reinvested	11,564	11,723
Cost of shares redeemed	(447,379)	(506,578)

Total Class B Shares	(313,137)	(418,321)

Class C Shares
Proceeds from shares issued	19,103,463	16,648,043
Dividends reinvested	712,048	288,589
Cost of shares redeemed	(13,093,639)	(8,494,625)

Total Class C Shares	6,721,872	8,442,007

70

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$10,116,540	$14,219,967
Dividends reinvested	1,922,683	1,321,992
Cost of shares redeemed	(18,559,538)	(12,687,834)

Total Class R2 Shares	(6,520,315)	2,854,125

Institutional Class Shares
Proceeds from shares issued	58,072,714	18,255,802
Dividends reinvested	1,960,346	1,165,198
Cost of shares redeemed	(44,516,969)	(9,306,587)

Total Institutional Class Shares	15,516,091	10,114,413

Service Class Shares
Proceeds from shares issued	32,082,777	40,640,891
Dividends reinvested	7,036,372	5,307,224
Cost of shares redeemed	(67,707,849)	(48,416,894)

Total Service Class Shares	(28,588,700)	(2,468,779)

Change in net assets from capital transactions	$(3,525,222)	$33,907,899

SHARE TRANSACTIONS:
Class A Shares
Issued	3,381,795	2,694,576
Reinvested	114,647	55,629
Redeemed	(2,575,432)	(1,275,423)

Total Class A Shares	921,010	1,474,782

Class B Shares
Issued	11,562	7,478
Reinvested	1,110	1,139
Redeemed	(42,395)	(48,528)

Total Class B Shares	(29,723)	(39,911)

Class C Shares
Issued	1,827,122	1,603,586
Reinvested	68,934	28,143
Redeemed	(1,254,646)	(820,403)

Total Class C Shares	641,410	811,326

Class R2 Shares
Issued	967,846	1,372,770
Reinvested	186,013	128,776
Redeemed	(1,774,803)	(1,222,639)

Total Class R2 Shares	(620,944)	278,907

Institutional Class Shares
Issued	5,509,774	1,747,718
Reinvested	188,197	112,569
Redeemed	(4,216,114)	(891,910)

Total Institutional Class Shares	1,481,857	968,377

71

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	3,052,095	3,896,223
Reinvested	677,319	514,656
Redeemed	(6,442,924)	(4,645,014)

Total Service Class Shares	(2,713,510)	(234,135)

Total change in shares	(319,900)	3,259,346

The accompanying notes are an integral part of these financial statements.

72

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$10.55	0.16	0.27	0.43	(0.18)	(0.18)	(0.36)	$10.62	4.17%	$61,383,390	0.55%	1.57%	0.55%	39.16%
Year Ended October 31, 2012 (c)	$10.32	0.19	0.31	0.50	(0.20)	(0.07)	(0.27)	$10.55	4.89%	$51,231,565	0.52%	1.87%	0.52%	15.75%
Year Ended October 31, 2011 (c)	$10.18	0.21	0.14	0.35	(0.21)	–	(0.21)	$10.32	3.51%	$34,889,691	0.50%	2.04%	0.50%	17.28%
Year Ended October 31, 2010 (c)	$9.77	0.23	0.41	0.64	(0.23)	–	(0.23)	$10.18	6.66%	$22,095,197	0.51%	2.33%	0.51%	15.48%
Year Ended October 31, 2009 (c)	$9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	$9.77	9.84%	$15,347,604	0.55%	2.50%	0.55%	23.94%

Class B Shares
Year Ended October 31, 2013 (c)	$10.60	0.10	0.26	0.36	(0.09)	(0.18)	(0.27)	$10.69	3.51%	$400,106	1.23%	0.93%	1.23%	39.16%
Year Ended October 31, 2012 (c)	$10.36	0.12	0.30	0.42	(0.11)	(0.07)	(0.18)	$10.60	4.15%	$711,796	1.23%	1.18%	1.23%	15.75%
Year Ended October 31, 2011 (c)	$10.21	0.14	0.14	0.28	(0.13)	–	(0.13)	$10.36	2.75%	$1,108,932	1.24%	1.37%	1.24%	17.28%
Year Ended October 31, 2010 (c)	$9.79	0.17	0.40	0.57	(0.15)	–	(0.15)	$10.21	5.90%	$1,741,629	1.23%	1.70%	1.23%	15.48%
Year Ended October 31, 2009 (c)	$9.27	0.17	0.65	0.82	(0.17)	(0.13)	(0.30)	$9.79	9.14%	$2,821,364	1.23%	1.84%	1.23%	23.94%

Class C Shares
Year Ended October 31, 2013 (c)	$10.51	0.09	0.27	0.36	(0.11)	(0.18)	(0.29)	$10.58	3.49%	$50,139,130	1.23%	0.87%	1.23%	39.16%
Year Ended October 31, 2012 (c)	$10.28	0.12	0.30	0.42	(0.12)	(0.07)	(0.19)	$10.51	4.17%	$43,051,481	1.23%	1.17%	1.23%	15.75%
Year Ended October 31, 2011 (c)	$10.15	0.14	0.13	0.27	(0.14)	–	(0.14)	$10.28	2.63%	$33,770,729	1.24%	1.33%	1.24%	17.28%
Year Ended October 31, 2010 (c)	$9.74	0.16	0.41	0.57	(0.16)	–	(0.16)	$10.15	5.92%	$33,490,120	1.23%	1.64%	1.23%	15.48%
Year Ended October 31, 2009 (c)	$9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	$9.74	9.13%	$31,268,010	1.24%	1.81%	1.24%	23.94%

Class R2 Shares(d)
Year Ended October 31, 2013 (c)	$10.52	0.13	0.27	0.40	(0.14)	(0.18)	(0.32)	$10.60	3.92%	$58,782,811	0.88%	1.24%	0.88%	39.16%
Year Ended October 31, 2012 (c)	$10.29	0.16	0.30	0.46	(0.16)	(0.07)	(0.23)	$10.52	4.52%	$64,893,180	0.88%	1.52%	0.88%	15.75%
Year Ended October 31, 2011 (c)	$10.15	0.17	0.14	0.31	(0.17)	–	(0.17)	$10.29	3.10%	$60,593,403	0.88%	1.67%	0.88%	17.28%
Year Ended October 31, 2010 (c)	$9.75	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.15	6.31%	$53,173,161	0.87%	1.96%	0.87%	15.48%
Year Ended October 31, 2009 (c)	$9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	$9.75	9.44%	$38,324,442	0.87%	2.14%	0.87%	23.94%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$10.59	0.20	0.27	0.47	(0.21)	(0.18)	(0.39)	$10.67	4.58%	$63,938,645	0.23%	1.86%	0.23%	39.16%
Year Ended October 31, 2012 (c)	$10.36	0.23	0.30	0.53	(0.23)	(0.07)	(0.30)	$10.59	5.16%	$47,775,938	0.23%	2.16%	0.23%	15.75%
Year Ended October 31, 2011 (c)	$10.22	0.24	0.14	0.38	(0.24)	–	(0.24)	$10.36	3.75%	$36,683,488	0.24%	2.31%	0.24%	17.28%
Year Ended October 31, 2010 (c)	$9.81	0.25	0.42	0.67	(0.26)	–	(0.26)	$10.22	6.94%	$26,174,857	0.23%	2.54%	0.23%	15.48%
Year Ended October 31, 2009 (c)	$9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	$9.81	10.24%	$10,218,039	0.24%	2.78%	0.24%	23.94%

Service Class Shares
Year Ended October 31, 2013 (c)	$10.57	0.16	0.27	0.43	(0.17)	(0.18)	(0.35)	$10.65	4.16%	$194,028,941	0.63%	1.49%	0.63%	39.16%
Year Ended October 31, 2012 (c)	$10.34	0.18	0.30	0.48	(0.18)	(0.07)	(0.25)	$10.57	4.75%	$221,292,727	0.63%	1.77%	0.63%	15.75%
Year Ended October 31, 2011 (c)	$10.20	0.20	0.14	0.34	(0.20)	–	(0.20)	$10.34	3.35%	$218,800,000	0.64%	1.93%	0.64%	17.28%
Year Ended October 31, 2010 (c)	$9.79	0.22	0.41	0.63	(0.22)	–	(0.22)	$10.20	6.52%	$208,433,654	0.62%	2.25%	0.62%	15.48%
Year Ended October 31, 2009 (c)	$9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	$9.79	9.85%	$197,458,875	0.65%	2.41%	0.65%	23.94%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

73

Notes to Financial Statements

October 31, 2013

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2013, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed interest contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s investments in its Underlying Funds and the Nationwide Contract is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), to the Funds assigns a fair value to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

74

Notes to Financial Statements (Continued)

October 31, 2013

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays a Fund a rate of interest, which is currently adjusted on a quarterly basis. During the year ended October 31, 2013, the rate ranged from 3.50%, the minimum annual rate, to 3.55%. Because the contract is guaranteed by Nationwide Life, assuming no default, a Fund receives no more or less than the guaranteed principal amount. Each Fund can redeem all or a portion of its investment in the Nationwide Contract on a daily basis at par. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

At October 31, 2013, 100% of the market value of Investor Destinations Aggressive was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2013. Please refer to the Statements of Investments for additional information on portfolio holdings.

Investor Destinations Moderately Aggressive

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$39,899,967	$—	$39,899,967
Mutual Funds	1,995,348,194	—	—	1,995,348,194
Total Assets	$1,995,348,194	$39,899,967	$—	$2,035,248,161

Investor Destinations Moderate

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$139,475,697	$—	$139,475,697
Mutual Funds	1,619,840,769	—	—	1,619,840,769
Total Assets	$1,619,840,769	$139,475,697	$—	$1,759,316,466

Investor Destinations Moderately Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$87,005,416	$—	$87,005,416
Mutual Funds	493,137,352	—	—	493,137,352
Total Assets	$493,137,352	$87,005,416	$—	$580,142,768

75

Notes to Financial Statements (Continued)

October 31, 2013

Investor Destinations Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$94,283,195	$—	$94,283,195
Mutual Funds	334,341,479	—	—	334,341,479
Total Assets	$334,341,479	$94,283,195	$—	$428,624,674

Amounts designated as “—” are zero or have been rounded to zero.

During	the year ended October 31, 2013, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign fair value. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The FVC follows guidelines approved by the Board of Trustees to assign the fair value. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities listed on a foreign exchange are generally fair valued by an independent fair value pricing service approved by the Board of Trustees or otherwise are valued at the last sale price at the close of the exchange on which the security is principally traded. Securities valued in this manner are generally categorized as Level 2 and Level 1 investments, respectively, within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

76

Notes to Financial Statements (Continued)

October 31, 2013

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Independent pricing service providers may use broken-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2013 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes
Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax

77

Notes to Financial Statements (Continued)

October 31, 2013

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.25% for each share class until February 28, 2014.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2013, the Funds had no cumulative potential reimbursements, and no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement during the year ended October 31, 2013.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2013, NFM received $1,652,866 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

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Notes to Financial Statements (Continued)

October 31, 2013

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2013, the Funds’ aggregate portion of such costs amounted to $20,959.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, 0.50% of Class R2 shares, and 0.25% of Service Class shares of each Fund. Institutional Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Class A sales charges ranged from 0% to 5.75% based on the amount purchased. For the year ended October 31, 2013, the Funds imposed front-end sales charges of $1,292,415.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A, Class B and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions, Class B shares made within 6 years of purchase, and Class C shares made within 1 year of purchase. Effective July 1, 2013, applicable Class A CDSCs were 1% based on the original purchase price or the current market value of the shares being redeemed. Prior to July 1, 2013, applicable Class A CDSCs ranged from 0.15% to 1.00% based on the original purchase price or the current market value of the shares being redeemed. Class B CDSCs ranged from 1% to 5% based on the original purchase price or the current market value of the shares being redeemed and depending on how long the shares were held before redemption. Class C CDSCs were 1% based on the original purchase price or the current market value of the shares being redeemed. For the year ended October 31, 2013, the Funds imposed CDSCs of $72,623.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, and Service Class shares of each Fund.

79

Notes to Financial Statements (Continued)

October 31, 2013

For the year ended October 31, 2013, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Investor Destinations Aggressive	$1,439,187
Investor Destinations Moderately Aggressive	2,212,297
Investor Destinations Moderate	1,814,609
Investor Destinations Moderately Conservative	618,230
Investor Destinations Conservative	443,466

As of October 31, 2013, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	39.74%
Investor Destinations Moderately Aggressive	32.77
Investor Destinations Moderate	26.58
Investor Destinations Moderately Conservative	22.17
Investor Destinations Conservative	16.58

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds, and each of the Funds (except Investor Destinations Aggressive) invests in the Nationwide Contract. The Funds’ transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended October 31, 2013 were as follows:

Investor Destinations Aggressive

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Market Value at October 31, 2013
Nationwide Alternative Allocation Fund	$—	$121,975,549	$1,305,171	$—	$(3,139)	$122,134,901
Nationwide International Index Fund	315,196,764	21,131,721	74,133,349	10,904,275	(28,879,178)	330,372,078
Nationwide Mid Cap Market Index Fund	155,662,995	10,560,468	40,034,656	2,243,639	8,864,299	172,329,310
Nationwide S&P 500 Index Fund	414,518,630	22,929,267	139,747,654	7,817,355	25,822,338	393,912,196
Nationwide Small Cap Index Fund	102,495,665	42,129,957	20,401,156	1,721,857	4,689,257	158,588,875
Nationwide Bond Index Fund	53,994,823	11,333,832	38,678,895	1,370,431	967,195	24,203,719
Nationwide Core Plus Bond Fund	—	24,128,579	178,234	43,482	—	24,091,538

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Notes to Financial Statements (Continued)

October 31, 2013

Investor Destinations Moderately Aggressive

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$—	$201,625,551	$2,051,607	$—	$(4,948)	$202,018,670
Nationwide International Index Fund	437,448,403	27,165,010	51,079,949	15,244,685	(24,012,530)	510,006,859
Nationwide Mid Cap Market Index Fund	207,391,652	15,759,426	39,539,703	3,010,686	11,899,701	246,095,831
Nationwide S&P 500 Index Fund	604,083,644	26,751,519	200,088,311	11,440,701	38,298,271	571,664,464
Nationwide Small Cap Index Fund	136,557,290	46,961,182	26,286,186	2,311,822	8,205,396	203,217,452
Nationwide Ziegler Equity Income Fund	—	20,050,594	125,082	—	(211)	20,812,731
Nationwide Bond Index Fund	269,803,340	48,003,805	185,860,397	6,105,400	7,854,640	121,267,974
Nationwide Enhanced Income Fund	44,657,508	3,295,844	47,646,737	338,720	(984,336)	—
Nationwide Inflation- Protected Securities Fund	—	39,765,400	37,030,822	28,300	(2,734,579)	—
Nationwide Core Plus Bond Fund	—	80,520,198	635,159	144,913	—	80,356,242
Nationwide HighMark Short Term Bond Fund	—	40,146,135	317,575	44,932	—	39,907,971
Nationwide Fixed Contract	44,763,100	2,120,640	8,613,596	1,561,784	—	39,899,967

Investor Destinations Moderate

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$—	$173,666,919	$1,008,359	$—	$(1,527)	$174,792,995
Nationwide International Index Fund	251,649,184	46,022,108	35,945,838	8,736,326	(6,983,507)	317,475,542
Nationwide Mid Cap Market Index Fund	155,340,707	13,807,912	38,145,417	2,249,057	9,875,217	177,472,824
Nationwide S&P 500 Index Fund	449,939,392	21,845,438	220,109,893	8,461,909	34,940,565	353,759,541
Nationwide Small Cap Index Fund	76,717,281	20,061,018	16,577,035	1,304,359	5,057,417	105,759,431
Nationwide Ziegler Equity Income Fund	—	34,733,374	—	—	—	36,280,322
Nationwide Bond Index Fund	388,060,827	57,251,043	202,797,526	8,580,152	13,762,921	228,107,895
Nationwide Core Plus Bond Fund	—	69,592,753	180,462	125,992	—	69,821,494
Nationwide Enhanced Income Fund	96,343,914	11,463,426	3,106,732	805,255	(63,182)	104,149,878
Nationwide Inflation-Protected Securities Fund	—	73,256,437	16,422,718	51,392	(1,244,033)	52,220,847
Nationwide Money Market Fund	32,061,473	2,063,387	34,124,861	—	—
Nationwide Fixed Contract	128,760,576	11,594,432	5,698,277	4,598,481	—	139,475,697

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Notes to Financial Statements (Continued)

October 31, 2013

Investor Destinations Moderately Conservative

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$—	$57,551,030	$415,130	$—	$2,470	$57,845,236
Nationwide International Index Fund	54,191,551	4,809,889	12,651,464	1,865,871	3,939,732	58,008,986
Nationwide Mid Cap Market Index Fund	32,114,861	8,601,086	9,613,170	459,675	5,380,996	40,767,621
Nationwide S&P 500 Index Fund	117,628,259	9,702,535	77,800,637	2,186,398	29,472,748	75,357,231
Nationwide Small Cap Index Fund	10,574,447	6,090,302	2,721,437	179,683	1,001,361	17,469,881
Nationwide Ziegler Equity Income Fund	—	17,265,300	407,680	—	13,947	17,622,990
Nationwide Bond Index Fund	183,856,193	24,597,069	85,613,684	3,991,013	5,620,952	116,212,668
Nationwide Core Plus Bond Fund	—	23,062,174	50,733	41,768	—	23,147,099
Nationwide Enhanced Income Fund	55,328,260	5,792,111	2,935,488	457,729	(62,893)	57,868,703
Nationwide Inflation-Protected Securities Fund	—	37,655,734	6,410,892	26,704	(473,073)	28,836,937
Nationwide Money Market Fund	16,570,919	1,202,732	17,773,651	—	—	—
Nationwide Fixed Contract	77,640,289	12,198,785	5,561,534	2,749,038	—	87,005,416

Investor Destinations Conservative

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$—	$34,345,822	$549,429	$—	$2,621	$34,217,041
Nationwide International Index Fund	21,059,266	3,484,960	11,828,791	711,609	2,180,781	17,084,155
Nationwide Mid Cap Market Index Fund	12,480,268	2,269,770	5,494,851	176,473	1,875,757	12,890,163
Nationwide S&P 500 Index Fund	49,863,348	8,126,474	46,982,723	907,905	16,417,319	21,395,946
Nationwide Small Cap Index Fund	—	4,302,442	123,836	—	3,057	4,285,359
Nationwide Ziegler Equity Income Fund	—	17,274,221	888,395	—	22,377	17,140,875
Nationwide Bond Index Fund	173,172,124	23,749,522	79,377,759	3,623,087	5,699,829	111,674,964
Nationwide Core Plus Bond Fund	—	12,899,777	45,175	23,350	22	12,930,405
Nationwide Enhanced Income Fund	60,191,836	6,968,729	6,868,852	487,114	(138,172)	59,954,344
Nationwide Inflation-Protected Securities Fund	—	39,777,715	3,141,522	27,976	(158,904)	34,217,041
Nationwide Money Market Fund	21,461,542	1,954,833	14,865,189	—	—	8,551,186
Nationwide Fixed Contract	90,496,673	12,572,220	11,970,311	3,117,863	—	94,283,195

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trust to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including

82

Notes to Financial Statements (Continued)

October 31, 2013

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Prior to July 18, 2013, the line of credit required a commitment fee of 0.08% on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 17, 2014. There were no borrowings under the line of credit during the year ended October 31, 2013.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the year ended October 31, 2013, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$254,189,373	$300,447,130
Investor Destinations Moderately Aggressive	552,165,304	578,663,913
Investor Destinations Moderate	535,358,247	558,293,101
Investor Destinations Moderately Conservative	208,528,747	217,958,542
Investor Destinations Conservative	167,726,485	180,017,098

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

83

Notes to Financial Statements (Continued)

October 31, 2013

10.  Other

As of October 31, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	49.13%	3
Investor Destinations Moderately Aggressive	57.59	4
Investor Destinations Moderate	52.71	4
Investor Destinations Moderately Conservative	47.70	3
Investor Destinations Conservative	45.68	3

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital		Total Distributions Paid
Investor Destinations Aggressive	$18,185,199	$11,401,352	$29,586,551	$—		$29,586,551
Investor Destinations Moderately Aggressive	30,325,630	11,352,672	41,678,302		—	41,678,302
Investor Destinations Moderate	26,286,237	7,290,440	33,576,677		—	33,576,677
Investor Destinations Moderately Conservative	8,909,091	7,686,149	16,595,240		—	16,595,240
Investor Destinations Conservative	6,624,660	7,448,555	14,073,215		—	14,073,215

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$14,142,605	$2,397,745	$16,540,350	$—	$16,540,350
Investor Destinations Moderately Aggressive	25,832,370	11,068,715	36,901,085	—	36,901,085
Investor Destinations Moderate	24,165,037	8,652,237	32,817,274	—	32,817,274
Investor Destinations Moderately Conservative	8,834,306	5,176,357	14,010,663	—	14,010,663
Investor Destinations Conservative	6,946,832	2,598,917	9,545,749	—	9,545,749

Amounts designated as “—” are zero or have been rounded to zero.

84

Notes to Financial Statements (Continued)

October 31, 2013

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Investor Destinations Aggressive	$82,090	$16,531,421	$16,613,511	$—	$—	$223,805,532	$240,419,043
Investor Destinations Moderately Aggressive	626,817	43,453,809	44,080,626	—	—	341,247,403	385,328,029
Investor Destinations Moderate	1,247,266	55,098,283	56,345,549	—	—	249,351,853	305,697,402
Investor Destinations Moderately Conservative	661,891	39,396,269	40,058,160	—	—	30,993,726	71,051,886
Investor Destinations Conservative	678,628	20,979,258	21,657,886	—	—	4,243,769	25,901,655

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of April 30, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$1,001,827,085	$232,933,971	$(9,128,439)	$223,805,532
Investor Destinations Moderately Aggressive	1,694,000,758	360,634,703	(19,387,300)	341,247,403
Investor Destinations Moderate	1,509,964,613	261,410,029	(12,058,176)	249,351,853
Investor Destinations Moderately Conservative	549,149,042	37,732,569	(6,738,843)	30,993,726
Investor Destinations Conservative	424,380,905	10,743,121	(6,499,352)	4,243,769

12.  Subsequent Events

Effective on or about February 21, 2014, the existing Class B shares of the Funds will be converted to Class A shares of the same Fund. Class B shares will no long be offered as of the same date.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, and Nationwide Investor Destinations Conservative Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2013

86

Supplemental Information

October 31, 2013 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the taxable year ended October 31, 2013, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Investor Destinations Aggressive	100.00%
Investor Destinations Moderately Aggressive	49.26
Investor Destinations Moderate	7.93
Investor Destinations Moderately Conservative	30.03
Investor Destinations Conservative	16.06

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Investor Destinations Aggressive	$11,401,352
Investor Destinations Moderately Aggressive	11,352,672
Investor Destinations Moderate	7,290,400
Investor Destinations Moderately Conservative	7,686,149
Investor Destinations Conservative	7,448,555

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2013, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$10,904,274	$0.0978
Investor Destinations Moderately Aggressive	15,244,685	0.0849
Investor Destinations Moderate	6,658,691	0.0424
Investor Destinations Moderately Conservative	135,000	0.0026
Investor Destinations Conservative	579,783	0.0144

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2013, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$361,379	$0.0032
Investor Destinations Moderately Aggressive	505,226	0.0028
Investor Destinations Moderate	179,570	0.0011
Investor Destinations Moderately Conservative	38,521	0.0007
Investor Destinations Conservative	15,165	0.0004

87

Management Information

October 31, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	112	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	112	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	112	None

88

Management Information (Continued)

October 31, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	112	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	112	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	112	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	112	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	112	None

89

Management Information (Continued)

October 31, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	112	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

90

Management Information (Continued)

October 31, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, he also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

91

Market Index Definitions

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays Long U.S. Treasury Index: An unmanaged index that measures the performance of all investment-grade, publicly issued U.S. Treasury securities with a remaining maturity of 10 years or more and $250 million or more in outstanding face value.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Barclays U.S. Credit Index: An unmanaged, market value-weighted index that measures the performance of investment-grade, fixed-rate, publicly issued U.S. corporates and non-corporates, including foreign agencies, sovereigns, supranationals and foreign local government issues, with at least $250 million par value outstanding and a maturity of one year or more.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

92

Market Index Definitions (con’t.)

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones Industrial Average (DJIA): A market indicator consisting of a price-weighted average of 30 blue chip stocks actively traded on the New York Stock Exchange (NYSE) and the National Association of Securities Dealers Automated Quotations (NASDAQ) system; invented by Charles Dow in 1896, the DJIA represents 15% to 20% of the value of NYSE stocks.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

KOSPI 200 Index: An unmanaged index that is a subset of the Korea Composite Stock Price Index; measures the performance of the stocks of the 200 largest publicly traded companies on the Korea Stock Exchange.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI ex USA Index: An unmanaged, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI All Country World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

93

Market Index Definitions (con’t.)

MSCI Emerging Markets (EM) Index: An unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets.

MSCI Greece Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in Greece.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large- and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

SET50 Index: An unmanaged index that measures the performance of the stocks of the 50 largest companies trading on the Stock Exchange of Thailand.

94

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

95

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2013 Nationwide Funds Group. All rights reserved.

AR-ID 12/13

Annual Report

October 31, 2013

Nationwide Mutual Funds

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Retirement Income Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Shareholders

October 31, 2013

Dear Shareholder,

I am proud to report that Nationwide Financial has acquired 17 mutual funds through an agreement with HighMark Capital Management, Inc. and approval of its shareholders. This agreement is the latest step in the Nationwide Financial strategy to pursue Nationwide Funds growth.

Why is this important to you, a Nationwide Funds shareholder? By adding these HighMark Funds to the Nationwide Mutual Funds lineup, we continue to expand our selection of investment strategies. The transaction provides Nationwide Funds with approximately $3.6 billion in new mutual fund assets, enabling Nationwide to present a wider array of investment offerings. It also underscores our commitment to helping Americans, like you, prepare for and live in retirement.

During the 12-month reporting period ended October 31, 2013, broad U.S. stock market performance was predominantly positive, with the S&P 500® Index returning 27.18%. Yet despite recent encouraging returns, several years of economic volatility and uncertainty have left some investors distrustful of the markets and wary about their economic futures. In short, they have developed a fear of financial planning.

Nationwide Funds recently released the results of its in-depth investor sentiment survey conducted by Harris Interactive, titled Fear of Financial Planning. The study revealed that 26 percent of potential investors do not have a financial plan. Given that we live in an era when Americans are more responsible for their own financial security than ever before, we find this statistic troubling and are working to spread the word that financial planning is a necessity, not an option.

We encourage all of our shareholders to meet regularly with their financial advisors. An effective financial plan involves much more than just opening an investment account. It includes taking a macro-level view of your circumstances and making use of thoughtful, customized long-term analysis. An effective financial plan also contains contingencies to offset potential surprises and risks, specific action steps and defined milestones to help increase your confidence and measure success. Armed with a plan, you are never alone.

In his novel “The Hobbit,” author J.R.R. Tolkien wrote, “It does not do to leave a live dragon out of your calculations, if you live near him.” Since the beginning of the financial crisis, investors have been living close to a live dragon and have felt his heat. However, as every experienced dragon slayer knows, having a comprehensive plan of attack, a wide array of tools and a team of trusted experts by your side quiets fear and fortifies you to pursue victory.

Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal year ended October 31, 2013, most asset classes reported strong performance. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 27.2% return, and with nearly all sectors and capitalization ranges delivering strong performance. International equities also were solid, with developed markets outperforming emerging markets. Fixed-income results were mixed, as credit-sensitive indexes showed positive returns, while rate-sensitive indexes were affected by rising Treasury yields.

Domestically, the reporting period was dominated by news from Washington. The main topics from November 2012 through January 2013 consisted of the national election for president and congressional control and a heated debate on the fiscal cliff. Concerns about the tapering (gradual reduction) of the Federal Reserve’s Quantitative Easing (“QE”) policy, the federal government shutdown and rhetoric in Congress related to raising the debt ceiling affected trading in August, September and October 2013. The S&P 500 Index was up 10 of the 12 months of the fiscal year, including consecutively from November 2012 through May 2013. The S&P 500 Index showed modest gains in November and December 2012 of 0.58% and 0.91%, respectively, despite the political uncertainty.

The S&P 500 Index was up 10 of the 12 months of the fiscal year, including consecutively from November 2012 through May 2013.

The first quarter of calendar-year 2013 saw a substantial rally, with the S&P 500 Index up 10.6% on relief over a conclusion to a contentious election season and the implementation of the federal spending cuts on March 1. The broad-based market’s strength continued in April and May, with the S&P 500 Index returning 1.9% and 2.3%, respectively, before the market became choppy for the remainder of the reporting period on a spike in interest rates. The equity and fixed-income markets reacted to comments from Federal Reserve Chairman Ben Bernanke suggesting a tapering of the Fed’s QE program later in the year. Volatility increased materially, with substantial positive returns for the S&P 500 Index of 5.1% in July, 3.1% in September and 4.6% in October, somewhat offset by postings of -1.3% in June and -2.9% in August. A theme in the market during 2013 was “sell the rumor, buy the news,” as the market sold off modestly into the period of uncertainty, and rallied substantially as a conclusion was reached.

While gradually improving through the reporting period, U.S. economic activity was sluggish during the period, with GDP growth of 0.1%, 1.1%, 2.5% and 2.8% from calendar 4Q12 through calendar 3Q13. This was the primary impetus for the cautious approach by the Federal Reserve with regard to maintaining the QE program. Inflation remained well controlled during the reporting period, with the core Consumer Price Index (CPI) below 2% throughout the period, ending at 1.7% in October 2013. CPI, which includes the volatile food and energy categories, was actually lower than core CPI, averaging 1.6% and exiting September 2013 at 1.2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.9% to 7.2%, aided by the labor participation rate declining to 63.3% from 63.8% a year ago (the figure was more than 66% at the beginning of the 2008 recession).

The strong performance in domestic equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth and value roughly equal. The best-performing sectors in the S&P 500 Index were consumer discretionary, with 40.5%, industrials, with 35.8% and health care, with 34.3%. Consumer discretionary and industrials benefited from improved profits and expanding valuations, and health care rose in reaction to excitement surrounding new products. The worst-performing sectors were utilities, with 9.5% and telecommunications, with 13.1%. Utilities and telecommunications were relatively impacted by rising rates, as the high dividends paid by these sectors were relatively less attractive.

2

Economic Review (con’t.)

The strong performance in domestic equities was broad based during the reporting period, with small-capitalization stocks outperforming large-cap stocks, and growth and value roughly equal.

International stocks were very strong at the start of the reporting period, as European shares rallied on hopes that the worst of the stress on the banking system was behind them. Asian shares rose in reaction to a U.S. rally and the prospect of additional stimulus from Japan’s Central Bank. In November and December 2012, international shares materially outperformed U.S. shares, with the MSCI ACWI ex USA Index outperforming the S&P 500 Index by nearly 4%. Throughout the year, the performance of international stocks continued to be positive but weaker relative to U.S. stocks. Europe was reminded of the fragile state of the banking systems of its weaker members, this time with Cyprus. Continued political tensions in Greece, sluggish economic growth and worries about a U.S. tapering depressed relative returns through mid-year, before the market rallied in response to stabilization of political and banking system risk. Asia was relatively strong throughout the year, primarily due to the prospect of renewed stimulus by Japan’s Central Bank and a beneficial exchange rate. Emerging market stocks lagged on concerns about China’s slowing economic growth as well as political tensions in Brazil, Turkey, North Korea and the Middle East, and steadily declining commodity prices.

Performance in the fixed-income markets was driven by a sustained period of rising rates throughout most of the reporting period. Long-term Treasury yields rose meaningfully during the period, moving from a low of 1.70% in October 2012 to a high of 3.00% in September 2013 on anticipation of the tapering of Fed policy, but fell to 2.54% by the end of October as those concerns faded. The broadly based Barclays U.S. Aggregate Bond Index posted a total return of -1.1% for the reporting period. Long-duration benchmarks showed negative relative performance, with the Barclays Long U.S. Treasury Index down 9.3%. A generally benign economic environment allowed a narrowing of most credit spreads, resulting in positive performance for high-yield and emerging market benchmarks. Municipal bonds performed largely in line with the broader index, as the positive impact from the gradual improvement in economic conditions was offset by a few high-profile events, such as the fears of a possible default of Puerto Rico, the third-largest municipal issuer behind California and New York.

Index	Fiscal Year Total Return
S&P 500®	27.18%
Russell 1000® Growth	28.30%
Russell 1000® Value	28.29%
Russell 2000®	36.28%
MSCI World ex USA	24.65%
MSCI Emerging Markets	6.53%
Barclays U.S. Aggregate Bond	-1.08%
Barclays U.S. 10-20 Year Treasury Bond	-5.23%
Barclays U.S. 1-3 Year Government/Credit Bond	0.77%
Barclays Municipal Bond	-1.72%
Barclays U.S. Corporate High Yield	8.87%
Barclays Emerging Markets USD Aggregate Bond	-1.24%

3

Fund Commentary	Nationwide Destination 2010 Fund

For the annual period ended October 31, 2013, the Nationwide Destination 2010 Fund (Class R2) returned 8.47% versus 8.77% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 132 funds as of October 31, 2013) was 9.39% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the large Fund allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares) and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high-yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made these investments the largest contributors to the Fund’s return during the period, as shown in the chart below.

4

Fund Commentary (con’t.)	Nationwide Destination 2010 Fund

The negative returns from the Fund’s investments in the Nationwide Bond Index Fund and Nationwide Inflation-Protected Securities Fund made them the only detractors from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations, most notably a reduction in the allocations to the underlying Nationwide Alternatives Allocation Fund and the iShares Barclays 1-3 Year Treasury Bond ETF, and an increase in the allocations to the Nationwide Bond Index Fund and Nationwide International Index Fund. These changes were intended to potentially reduce some of the Fund’s volatility that has resulted in a higher risk level relative to the Fund’s returns than we deemed appropriate for investors in this conservatively positioned Fund. Please see the Fund’s prospectus for more details.

Nationwide Destination 2010 Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide Bond Index Fund	37%
Nationwide S&P 500 Index Fund	15%
Nationwide International Index Fund	14%
Nationwide Alternatives Allocation Fund	10%
Nationwide Inflation-Protected Securities Fund	9%
Nationwide Mid Cap Market Index Fund	8%
Nationwide Small Cap Index Fund	4%
iShares Barclays 1-3 Year Credit Bond ETF	3%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

5

Fund Commentary (con’t.)	Nationwide Destination 2010 Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Destination 2010 Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2010 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

6

Fund Overview	Nationwide Destination 2010 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 37% of its allocations and contributed more than 95% to the returns of the Fund during the period.

•	Two of the Fund’s investments in U.S. bonds detracted from returns during the period.

•	The Fund recently reduced its exposure to the underlying Nationwide Alternatives Allocation Fund, thus reducing the Fund’s exposure to alternative asset classes.

Asset Allocation†

Fixed Income Funds	49.2%
Equity Funds	40.9%
Alternative Assets	10.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	37.1%
Nationwide S&P 500 Index Fund, Institutional Class	15.0%
Nationwide International Index Fund, Institutional Class	13.9%
Nationwide Alternatives Allocation Fund, Institutional Class	10.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	9.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.0%
Nationwide Small Cap Index Fund, Institutional Class	4.0%
iShares Barclay’s 1-3 Year Credit Bond Fund	3.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

7

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[5]
Class A	w/o SC1	8.73%		8.19%	2.45%
	w/SC2	2.43%		6.92%	1.47%
Class C	w/o SC1	8.27%		7.63%	1.88%
	w/SC	7.27%	[3]	7.63%	1.88%
Class R1[4]		8.25%		7.75%	1.99%
Class R2[4]		8.47%		7.90%	2.17%
Institutional Service Class[4]		9.40%		8.73%	9.40%
Institutional Class[4]		9.26%		8.69%	9.26%

Expense Ratios

Expense Ratio*
Class A	0.94%
Class C	1.44%
Class R1	1.34%
Class R2	1.19%
Institutional Services Class	0.69%
Institutional Class	0.44%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

8

Fund Performance (con’t.)	Nationwide Destination 2010 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2010 Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate 2010 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	Nationwide Destination 2010 Fund

Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2010 Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,018.90	3.26	0.64
	Hypothetical	[b,c]	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	[b]	1,000.00	1,016.90	5.74	1.13
	Hypothetical	[b,c]	1,000.00	1,019.51	5.75	1.13
Class R1 Shares	Actual	[b]	1,000.00	1,016.90	5.29	1.04
	Hypothetical	[b,c]	1,000.00	1,019.96	5.30	1.04
Class R2 Shares	Actual	[b]	1,000.00	1,017.40	4.53	0.89
	Hypothetical	[b,c]	1,000.00	1,020.72	4.53	0.89
Institutional Service Class Shares	Actual	[b]	1,000.00	1,022.50	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.55	0.66	0.13
Institutional Class Shares	Actual	[b]	1,000.00	1,021.30	0.71	0.14
	Hypothetical	[b,c]	1,000.00	1,024.50	0.71	0.14

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

October 31, 2013

Nationwide Destination 2010 Fund

Mutual Funds 97.1%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	329,909	$3,239,706

Total Alternative Assets (cost $3,198,300)		3,239,706

Equity Funds 40.9%
Nationwide International Index Fund, Institutional Class (a)	535,730	4,526,920
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	138,431	2,599,732
Nationwide S&P 500 Index Fund, Institutional Class (a)	333,259	4,858,911
Nationwide Small Cap Index Fund, Institutional Class (a)	81,778	1,288,007

Total Equity Funds (cost $10,806,099)		13,273,570

Fixed Income Funds 46.2%
Nationwide Bond Index Fund, Institutional Class (a)	1,063,920	12,043,578
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	309,482	2,921,512

Total Fixed Income Funds (cost $15,187,145)		14,965,090

Total Mutual Funds (cost $29,191,544)		31,478,366

Exchange Traded Fund 3.0%
Fixed Income Fund 3.0%
iShares Barclays 1-3 Year Credit Bond Fund	9,263	976,691

Total Exchange Traded Fund (cost $972,908)		976,691

Total Investments (cost $30,164,452) (b) — 100.1%		32,455,057

Liabilities in excess of other assets — (0.1)%		(21,061)

NET ASSETS — 100.0%		$32,433,996

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

October 31, 2013

Nationwide Destination 2010 Fund
Assets:
Investments in affiliates, at value (cost $29,191,544)	$31,478,366
Investments in non-affiliates, at value (cost $972,908)	976,691

Total Investments	32,455,057

Cash	12,999
Receivable for investments sold	12,133
Receivable for capital shares issued	718

Total Assets	32,480,907

Liabilities:
Payable for investments purchased	18,754
Payable for capital shares redeemed	6,306
Accrued expenses and other payables:
Investment advisory fees	3,628
Distribution fees	11,113
Administrative servicing fees	6,930
Trustee fees (Note 3)	3
Professional fees	177

Total Liabilities	46,911

Net Assets	$32,433,996

Represented by:
Capital	$29,680,518
Accumulated undistributed net investment income	33,850
Accumulated net realized gains from non-affiliated investments	429,023
Net unrealized appreciation/(depreciation) from investments in affiliates	2,286,822
Net unrealized appreciation/(depreciation) from investments in non-affiliates	3,783

Net Assets	$32,433,996

Net Assets:
Class A Shares	$8,257,825
Class C Shares	1,368,581
Class R1 Shares	2,081,082
Class R2 Shares	16,555,381
Institutional Service Class Shares	22,075
Institutional Class Shares	4,149,052

Total	$32,433,996

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	910,656
Class C Shares	151,795
Class R1 Shares	230,161
Class R2 Shares	1,830,315
Institutional Service Class Shares	2,432
Institutional Class Shares	456,762

Total	3,582,121

12

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.07
Class C Shares (b)	$9.02
Class R1 Shares	$9.04
Class R2 Shares	$9.05
Institutional Service Class Shares	$9.08
Institutional Class Shares	$9.08
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.62

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made with 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$545,401
Dividend income from non-affiliates	10,909

Total Income	556,310

EXPENSES:
Investment advisory fees	44,191
Distribution fees Class A	22,726
Distribution fees Class C	12,169
Distribution fees Class R1	13,252
Distribution fees Class R2	87,256
Administrative servicing fees Class A	22,726
Administrative servicing fees Class R1	5,097
Administrative servicing fees Class R2	43,628
Professional fees (Note 3)	434
Trustee fees (Note 3)	1,154

Total Expenses	252,633

NET INVESTMENT INCOME	303,677

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	242,397
Net realized gains from investment transactions with affiliates	742,761
Net realized losses from investment transactions with non-affiliates	(2,068)

Net realized gains from affiliated and non-affiliated investments	983,090

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,504,862
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(586)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,504,276

Net realized/unrealized gains from affiliated and non-affiliated investments	2,487,366

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,791,043

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$303,677	$242,139
Net realized gains from affiliated and non-affiliated investments	983,090	783,042
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,504,276	927,559

Change in net assets resulting from operations	2,791,043	1,952,740

Distributions to Shareholders From:
Net investment income:
Class A	(91,031)	(77,713)
Class C	(7,593)	(2,685)
Class R1	(14,251)	(11,078)
Class R2	(130,722)	(125,711)
Institutional Service Class	(83)	(16)
Institutional Class	(58,954)	(47,272)
Net realized gains:
Class A	(212,072)	(610,422)
Class C	(26,928)	(14,276)
Class R1	(50,284)	(147,816)
Class R2	(407,077)	(1,423,244)
Institutional Service Class	(29)	(83)
Institutional Class	(84,987)	(242,545)

Change in net assets from shareholder distributions	(1,084,011)	(2,702,861)

Change in net assets from capital transactions	(2,697,436)	1,305,507

Change in net assets	(990,404)	555,386

Net Assets:
Beginning of year	33,424,400	32,869,014

End of year	$32,433,996	$33,424,400

Accumulated undistributed net investment income at end of year	$33,850	$5,160

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,908,657	$2,509,944
Dividends reinvested	303,103	688,135
Cost of shares redeemed	(7,390,740)	(952,730)

Total Class A Shares	(2,178,980)	2,245,349

Class C Shares
Proceeds from shares issued	301,893	756,216
Dividends reinvested	34,521	16,961
Cost of shares redeemed	(1,334)	(5,996)

Total Class C Shares	335,080	767,181

Class R1 Shares
Proceeds from shares issued	576,246	1,064,634
Dividends reinvested	64,535	158,894
Cost of shares redeemed	(641,875)	(1,229,767)

Total Class R1 Shares	(1,094)	(6,239)

15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,365,517	$4,690,415
Dividends reinvested	537,799	1,548,955
Cost of shares redeemed	(5,188,386)	(8,117,699)

Total Class R2 Shares	(1,285,070)	(1,878,329)

Institutional Service Class Shares
Proceeds from shares issued	367,762	–
Dividends reinvested	112	99
Cost of shares redeemed	(347,992)	–

Total Institutional Service Class Shares	19,882	99

Institutional Class Shares
Proceeds from shares issued	2,317,067	1,046,509
Dividends reinvested	143,941	289,817
Cost of shares redeemed	(2,048,262)	(1,158,880)

Total Institutional Class Shares	412,746	177,446

Change in net assets from capital transactions	$(2,697,436)	$1,305,507

SHARE TRANSACTIONS:
Class A Shares
Issued	558,922	294,071
Reinvested	35,669	85,329
Redeemed	(837,490)	(111,925)

Total Class A Shares	(242,899)	267,475

Class C Shares
Issued	34,597	90,076
Reinvested	4,081	2,104
Redeemed	(155)	(692)

Total Class C Shares	38,523	91,488

Class R1 Shares
Issued	66,011	125,505
Reinvested	7,610	19,758
Redeemed	(73,971)	(146,475)

Total Class R1 Shares	(350)	(1,212)

Class R2 Shares
Issued	386,222	558,608
Reinvested	63,490	192,581
Redeemed	(594,127)	(964,889)

Total Class R2 Shares	(144,415)	(213,700)

Institutional Service Class Shares
Issued	42,376	–
Reinvested	13	12
Redeemed	(40,096)	–

Total Institutional Service Class Shares	2,293	12

16

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	264,109	124,703
Reinvested	16,861	35,826
Redeemed	(231,141)	(136,135)

Total Institutional Class Shares	49,829	24,394

Total change in shares	(297,019)	168,457

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$8.63	0.09	0.65	0.74	(0.09)	(0.21)	(0.30)	$9.07	8.73%	$8,257,825	0.63%	1.07%	0.63%	50.61%
Year Ended October 31, 2012 (c)	$8.87	0.07	0.42	0.49	(0.08)	(0.65)	(0.73)	$8.63	6.17%	$9,953,015	0.66%	0.84%	0.66%	81.09%
Year Ended October 31, 2011 (c)	$9.12	0.17	0.01	0.18	(0.17)	(0.26)	(0.43)	$8.87	2.08%	$7,858,531	0.83%	1.92%	0.83%	81.36%
Year Ended October 31, 2010 (c)	$8.30	0.13	0.84	0.97	(0.15)	–	(0.15)	$9.12	11.72%	$8,099,252	0.84%	1.48%	0.84%	34.56%
Year Ended October 31, 2009 (c)	$7.59	0.16	0.77	0.93	(0.18)	(0.04)	(0.22)	$8.30	12.58%	$3,447,411	0.83%	2.10%	0.83%	35.33%

Class C Shares
Year Ended October 31, 2013 (c)	$8.59	0.04	0.66	0.70	(0.06)	(0.21)	(0.27)	$9.02	8.27%	$1,368,581	1.13%	0.47%	1.13%	50.61%
Year Ended October 31, 2012 (c)	$8.84	0.02	0.43	0.45	(0.05)	(0.65)	(0.70)	$8.59	5.67%	$973,276	1.14%	0.27%	1.14%	81.09%
Year Ended October 31, 2011 (c)	$9.09	0.13	0.01	0.14	(0.13)	(0.26)	(0.39)	$8.84	1.46%	$192,640	1.33%	1.38%	1.33%	81.36%
Year Ended October 31, 2010 (c)	$8.28	0.10	0.82	0.92	(0.11)	–	(0.11)	$9.09	11.24%	$189,659	1.34%	1.14%	1.34%	34.56%
Year Ended October 31, 2009 (c)	$7.58	0.13	0.75	0.88	(0.14)	(0.04)	(0.18)	$8.28	11.87%	$77,251	1.32%	1.62%	1.32%	35.33%

Class R1 Shares
Year Ended October 31, 2013 (c)	$8.61	0.05	0.65	0.70	(0.06)	(0.21)	(0.27)	$9.04	8.25%	$2,081,082	1.03%	0.63%	1.03%	50.61%
Year Ended October 31, 2012 (c)	$8.85	0.04	0.42	0.46	(0.05)	(0.65)	(0.70)	$8.61	5.79%	$1,984,467	1.07%	0.43%	1.07%	81.09%
Year Ended October 31, 2011 (c)	$9.11	0.13	0.01	0.14	(0.14)	(0.26)	(0.40)	$8.85	1.61%	$2,051,724	1.23%	1.40%	1.23%	81.36%
Year Ended October 31, 2010 (c)	$8.28	0.13	0.81	0.94	(0.11)	–	(0.11)	$9.11	11.34%	$1,453,959	1.24%	1.53%	1.24%	34.56%
Year Ended October 31, 2009 (c)	$7.58	0.14	0.75	0.89	(0.15)	(0.04)	(0.19)	$8.28	12.10%	$2,562,514	1.23%	1.83%	1.23%	35.33%

Class R2 Shares
Year Ended October 31, 2013 (c)	$8.61	0.06	0.66	0.72	(0.07)	(0.21)	(0.28)	$9.05	8.47%	$16,555,381	0.88%	0.73%	0.88%	50.61%
Year Ended October 31, 2012 (c)	$8.85	0.05	0.42	0.47	(0.06)	(0.65)	(0.71)	$8.61	5.93%	$16,995,542	0.92%	0.60%	0.92%	81.09%
Year Ended October 31, 2011 (c)	$9.10	0.14	0.02	0.16	(0.15)	(0.26)	(0.41)	$8.85	1.73%	$19,367,799	1.08%	1.59%	1.08%	81.36%
Year Ended October 31, 2010 (c)	$8.28	0.13	0.82	0.95	(0.13)	–	(0.13)	$9.10	11.59%	$17,033,905	1.09%	1.48%	1.09%	34.56%
Year Ended October 31, 2009 (c)	$7.57	0.15	0.75	0.90	(0.15)	(0.04)	(0.19)	$8.28	12.14%	$12,117,057	1.08%	1.97%	1.08%	35.33%

Institutional Service Class Shares
Year Ended October 31, 2013 (c)	$8.63	0.06	0.73	0.79	(0.13)	(0.21)	(0.34)	$9.08	9.40%	$22,075	0.13%	0.65%	0.13%	50.61%
Year Ended October 31, 2012 (c)	$8.86	0.11	0.43	0.54	(0.12)	(0.65)	(0.77)	$8.63	6.80%	$1,199	0.16%	1.33%	0.16%	81.09%
Year Ended October 31, 2011 (c)	$9.11	0.22	0.01	0.23	(0.22)	(0.26)	(0.48)	$8.86	2.48%	$1,125	0.32%	2.38%	0.32%	81.36%
Year Ended October 31, 2010 (c)	$8.30	0.19	0.82	1.01	(0.20)	–	(0.20)	$9.11	12.41%	$1,102	0.36%	2.24%	0.36%	34.56%
Year Ended October 31, 2009 (c)	$7.58	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.30	12.92%	$888	0.46%	2.67%	0.46%	35.33%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$8.64	0.12	0.66	0.78	(0.13)	(0.21)	(0.34)	$9.08	9.26%	$4,149,052	0.13%	1.42%	0.13%	50.61%
Year Ended October 31, 2012 (c)	$8.88	0.11	0.42	0.53	(0.12)	(0.65)	(0.77)	$8.64	6.67%	$3,516,901	0.17%	1.33%	0.17%	81.09%
Year Ended October 31, 2011 (c)	$9.13	0.21	0.02	0.23	(0.22)	(0.26)	(0.48)	$8.88	2.48%	$3,397,195	0.33%	2.33%	0.33%	81.36%
Year Ended October 31, 2010 (c)	$8.31	0.21	0.81	1.02	(0.20)	–	(0.20)	$9.13	12.38%	$3,399,678	0.34%	2.38%	0.34%	34.56%
Year Ended October 31, 2009 (c)	$7.59	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.31	13.04%	$3,843,872	0.33%	2.65%	0.33%	35.33%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

18

Fund Commentary	Nationwide Destination 2015 Fund

For the annual period ended October 31, 2013, the Nationwide Destination 2015 Fund (Class R2) returned 10.69% versus 10.42% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 146 funds as of October 31, 2013) was 10.92% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the large Fund allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares) and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high-yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

19

Fund Commentary (con’t.)	Nationwide Destination 2015 Fund

The negative returns from the Fund’s investments in the Nationwide Bond Index Fund and Nationwide Inflation-Protected Securities Fund made them the only detractors from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations, most notably a reduction in the allocations to the underlying Nationwide Alternatives Fund and the Nationwide Inflation-Protected Securities Fund, and an increase in the allocations to the Nationwide Bond Index Fund and Nationwide International Index Fund. These changes were intended to reduce some of the Fund’s volatility that has resulted in a higher risk level relative to the Fund’s returns than we deemed appropriate for investors in this conservatively positioned Fund. Please see the Fund’s prospectus for more details.

Nationwide Destination 2015 Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide Bond Index Fund	31%
Nationwide S&P 500 Index Fund	18%
Nationwide International Index Fund	17%
Nationwide Alternatives Allocation Fund	12%
Nationwide Mid Cap Market Index Fund	9%
Nationwide Inflation-Protected Securities Fund	5%
Nationwide Small Cap Index Fund	5%
iShares Barclays 1-3 Year Credit Bond ETF	3%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

20

Fund Commentary (con’t.)	Nationwide Destination 2015 Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Destination 2015 Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2015 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

21

Fund Overview	Nationwide Destination 2015 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 45% of its allocations and contributed more than 95% to the returns of the Fund during the period.

•	Two of the Fund’s investments in U.S. bonds detracted from returns during the period.

•	The Fund recently reduced its exposure to the underlying Nationwide Alternatives Allocation Fund, thus reducing the Fund’s exposure to alternative asset classes.

Asset Allocation†

Equity Funds	49.0%
Fixed Income Funds	39.1%
Alternative Assets	12.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	31.1%
Nationwide S&P 500 Index Fund, Institutional Class	18.0%
Nationwide International Index Fund, Institutional Class	16.9%
Nationwide Alternatives Allocation Fund, Institutional Class	12.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.0%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
iShares Barclays 1-3 Year Credit Bond Fund	3.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

22

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[5]
Class A	w/o SC1	10.94%		9.42%	3.14%
	w/SC2	4.56%		8.12%	2.15%
Class C	w/o SC1	10.50%		8.88%	2.62%
	w/SC	9.50%	[3]	8.88%	2.62%
Class R1[4]		10.46%		8.97%	2.70%
Class R2[4]		10.69%		9.15%	2.87%
Institutional Service Class[4]		11.30%		9.71%	3.37%
Institutional Class[4]		11.56%		9.98%	3.64%

Expense Ratios

Expense Ratio*
Class A	0.95%
Class C	1.45%
Class R1	1.35%
Class R2	1.20%
Institutional Services Class	0.70%
Institutional Class	0.45%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

23

Fund Performance (con’t.)	Nationwide Destination 2015 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2015 Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate 2015 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

24

Shareholder Expense Example	Nationwide Destination 2015 Fund

Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2015 Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,027.80	3.22	0.63
	Hypothetical	[b,c]	1,000.00	1,022.03	3.21	0.63
Class C Shares	Actual	[b]	1,000.00	1,025.60	5.77	1.13
	Hypothetical	[b,c]	1,000.00	1,019.51	5.75	1.13
Class R1 Shares	Actual	[b]	1,000.00	1,026.10	5.26	1.03
	Hypothetical	[b,c]	1,000.00	1,020.01	5.24	1.03
Class R2 Shares	Actual	[b]	1,000.00	1,026.50	4.49	0.88
	Hypothetical	[b,c]	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,030.10	1.94	0.38
	Hypothetical	[b,c]	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,031.40	0.67	0.13
	Hypothetical	[b,c]	1,000.00	1,024.55	0.66	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

25

Statement of Investments

October 31, 2013

Nationwide Destination 2015 Fund

Mutual Funds 97.1%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	1,932,050	$18,972,731

Total Alternative Assets (cost $18,751,008)		18,972,731

Equity Funds 49.0%
Nationwide International Index Fund, Institutional Class (a)	3,168,925	26,777,420
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	761,193	14,295,204
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,954,763	28,500,448
Nationwide Small Cap Index Fund, Institutional Class (a)	498,523	7,851,734

Total Equity Funds (cost $59,530,875)		77,424,806

Fixed Income Funds 36.1%
Nationwide Bond Index Fund, Institutional Class (a)	4,345,124	49,186,807
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	836,652	7,897,994

Total Fixed Income Funds (cost $57,947,122)		57,084,801

Total Mutual Funds (cost $136,229,005)		153,482,338

Exchange Traded Fund 3.0%
Fixed Income Fund 3.0%
iShares Barclays 1-3 Year Credit Bond Fund	44,956	4,740,161

Total Exchange Traded Fund (cost $4,714,139)		4,740,161

Total Investments (cost $140,943,144) (b) — 100.1%		158,222,499

Liabilities in excess of other assets — (0.1)%		(82,488)

NET ASSETS — 100.0%		$158,140,011

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

26

Statement of Assets and Liabilities

October 31, 2013

Nationwide Destination 2015 Fund
Assets:
Investments in affiliates, at value (cost $136,229,005)	$153,482,338
Investments in non-affiliates, at value (cost $4,714,139)	4,740,161

Total Investments	158,222,499

Cash	29,603
Receivable for investments sold	150,489
Receivable for capital shares issued	20,282

Total Assets	158,422,873

Liabilities:
Payable for investments purchased	28,147
Payable for capital shares redeemed	170,349
Accrued expenses and other payables:
Investment advisory fees	17,375
Distribution fees	34,323
Administrative servicing fees	32,281
Trustee fees (Note 3)	10
Professional fees (Note 3)	377

Total Liabilities	282,862

Net Assets	$158,140,011

Represented by:
Capital	$138,993,790
Accumulated undistributed net investment income	132,851
Accumulated net realized gains from affiliated and non-affiliated investments	1,734,015
Net unrealized appreciation/(depreciation) from investments in affiliates	17,253,333
Net unrealized appreciation/(depreciation) from investments in non-affiliates	26,022

Net Assets	$158,140,011

Net Assets:
Class A Shares	$31,057,182
Class C Shares	862,284
Class R1 Shares	7,098,939
Class R2 Shares	53,823,466
Institutional Service Class Shares	47,151,464
Institutional Class Shares	18,146,676

Total	$158,140,011

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,227,345
Class C Shares	89,820
Class R1 Shares	740,705
Class R2 Shares	5,605,446
Institutional Service Class Shares	4,888,137
Institutional Class Shares	1,877,565

Total	16,429,018

27

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.62
Class C Shares (b)	$9.60
Class R1 Shares	$9.58
Class R2 Shares	$9.60
Institutional Service Class Shares	$9.65
Institutional Class Shares	$9.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.21

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

28

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,578,099
Dividend income from non-affiliates	37,319

Total Income	2,615,418

EXPENSES:
Investment advisory fees	201,177
Distribution fees Class A	77,729
Distribution fees Class C	8,172
Distribution fees Class R1	42,397
Distribution fees Class R2	275,845
Administrative servicing fees Class A	77,730
Administrative servicing fees Class R1	16,306
Administrative servicing fees Class R2	137,862
Administrative servicing fees Institutional Service Class	116,516
Professional fees (Note 3)	1,604
Trustee fees (Note 3)	5,160

Total Expenses	960,498

NET INVESTMENT INCOME	1,654,920

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,154,057
Net realized gains from investment transactions with affiliates	2,377,086
Net realized losses from investment transactions with non-affiliates	(6,235)

Net realized gains from affiliated and non-affiliated investments	3,524,908

Net change in unrealized appreciation/(depreciation) from investments in affiliates	10,891,558
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	5,983

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	10,897,541

Net realized/unrealized gains from affiliated and non-affiliated investments	14,422,449

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,077,369

The accompanying notes are an integral part of these financial statements.

29

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$1,654,920	$1,280,573
Net realized gains from affiliated and non-affiliated investments	3,524,908	4,978,471
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	10,897,541	3,601,371

Change in net assets resulting from operations	16,077,369	9,860,415

Distributions to Shareholders From:
Net investment income:
Class A	(334,550)	(274,026)
Class C	(5,374)	(4,365)
Class R1	(45,514)	(42,048)
Class R2	(453,521)	(376,732)
Institutional Service Class	(610,092)	(509,723)
Institutional Class	(214,165)	(156,842)
Net realized gains:
Class A	(862,106)	(2,130,372)
Class C	(22,334)	(58,826)
Class R1	(175,132)	(478,636)
Class R2	(1,515,550)	(3,634,136)
Institutional Service Class	(1,265,827)	(3,152,985)
Institutional Class	(349,182)	(768,009)

Change in net assets from shareholder distributions	(5,853,347)	(11,586,700)

Change in net assets from capital transactions	589,455	15,983,658

Change in net assets	10,813,477	14,257,373

Net Assets:
Beginning of year	147,326,534	133,069,161

End of year	$158,140,011	$147,326,534

Accumulated undistributed net investment income at end of year	$132,851	$18,793

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$24,811,366	$4,961,187
Dividends reinvested	1,195,814	2,401,193
Cost of shares redeemed	(27,615,077)	(3,827,499)

Total Class A Shares	(1,607,897)	3,534,881

Class C Shares
Proceeds from shares issued	101,529	47,038
Dividends reinvested	27,567	63,191
Cost of shares redeemed	(97,056)	(70,725)

Total Class C Shares	32,040	39,504

Class R1 Shares
Proceeds from shares issued	1,952,372	1,558,317
Dividends reinvested	220,646	520,684
Cost of shares redeemed	(1,895,044)	(1,832,708)

Total Class R1 Shares	277,974	246,293

30

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$7,650,095	$10,031,352
Dividends reinvested	1,969,071	4,010,868
Cost of shares redeemed	(12,243,367)	(7,735,746)

Total Class R2 Shares	(2,624,201)	6,306,474

Institutional Service Class Shares
Proceeds from shares issued	13,046,495	10,122,529
Dividends reinvested	1,875,919	3,662,708
Cost of shares redeemed	(15,276,586)	(10,453,301)

Total Institutional Service Class Shares	(354,172)	3,331,936

Institutional Class Shares
Proceeds from shares issued	7,903,301	4,765,977
Dividends reinvested	563,347	924,851
Cost of shares redeemed	(3,600,937)	(3,166,258)

Total Institutional Class Shares	4,865,711	2,524,570

Change in net assets from capital transactions	$589,455	$15,983,658

SHARE TRANSACTIONS:
Class A Shares
Issued	2,656,898	563,315
Reinvested	134,662	287,620
Redeemed	(2,961,985)	(434,481)

Total Class A Shares	(170,425)	416,454

Class C Shares
Issued	10,990	5,271
Reinvested	3,115	7,584
Redeemed	(10,601)	(8,162)

Total Class C Shares	3,504	4,693

Class R1 Shares
Issued	213,491	177,510
Reinvested	24,987	62,610
Redeemed	(207,800)	(206,867)

Total Class R1 Shares	30,678	33,253

Class R2 Shares
Issued	838,610	1,148,037
Reinvested	222,581	481,438
Redeemed	(1,322,011)	(882,161)

Total Class R2 Shares	(260,820)	747,314

Institutional Service Class Shares
Issued	1,406,447	1,147,454
Reinvested	210,455	437,203
Redeemed	(1,648,396)	(1,185,520)

Total Institutional Service Class Shares	(31,494)	399,137

31

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	844,712	540,623
Reinvested	62,995	110,086
Redeemed	(385,151)	(359,753)

Total Institutional Class Shares	522,556	290,956

Total change in shares	93,999	1,891,807

The accompanying notes are an integral part of these financial statements.

32

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$9.02	0.10	0.86	0.96	(0.10)	(0.26)	(0.36)	$9.62	10.94%	$31,057,182	0.63%	1.07%	0.63%	34.75%
Year Ended October 31, 2012 (c)	$9.21	0.08	0.52	0.60	(0.09)	(0.70)	(0.79)	$9.02	7.24%	$30,640,624	0.67%	0.90%	0.67%	61.80%
Year Ended October 31, 2011 (c)	$9.23	0.18	0.04	0.22	(0.18)	(0.06)	(0.24)	$9.21	2.37%	$27,459,333	0.83%	1.87%	0.83%	54.48%
Year Ended October 31, 2010 (c)	$8.36	0.15	0.90	1.05	(0.15)	(0.03)	(0.18)	$9.23	12.74%	$25,042,293	0.84%	1.67%	0.84%	9.78%
Year Ended October 31, 2009 (c)	$7.51	0.16	0.89	1.05	(0.18)	(0.02)	(0.20)	$8.36	14.22%	$16,905,110	0.83%	2.03%	0.83%	27.93%

Class C Shares
Year Ended October 31, 2013 (c)	$9.00	0.05	0.87	0.92	(0.06)	(0.26)	(0.32)	$9.60	10.50%	$862,284	1.13%	0.56%	1.13%	34.75%
Year Ended October 31, 2012 (c)	$9.21	0.04	0.50	0.54	(0.05)	(0.70)	(0.75)	$9.00	6.60%	$777,266	1.17%	0.41%	1.17%	61.80%
Year Ended October 31, 2011 (c)	$9.23	0.13	0.04	0.17	(0.13)	(0.06)	(0.19)	$9.21	1.88%	$751,548	1.33%	1.36%	1.33%	54.48%
Year Ended October 31, 2010 (c)	$8.37	0.11	0.89	1.00	(0.11)	(0.03)	(0.14)	$9.23	12.22%	$613,461	1.34%	1.21%	1.34%	9.78%
Year Ended October 31, 2009 (c)	$7.51	0.10	0.92	1.02	(0.14)	(0.02)	(0.16)	$8.37	13.61%	$362,935	1.32%	1.32%	1.32%	27.93%

Class R1 Shares
Year Ended October 31, 2013 (c)	$8.99	0.06	0.86	0.92	(0.07)	(0.26)	(0.33)	$9.58	10.46%	$7,098,939	1.03%	0.65%	1.03%	34.75%
Year Ended October 31, 2012 (c)	$9.19	0.05	0.51	0.56	(0.06)	(0.70)	(0.76)	$8.99	6.80%	$6,380,507	1.07%	0.52%	1.07%	61.80%
Year Ended October 31, 2011 (c)	$9.21	0.13	0.05	0.18	(0.14)	(0.06)	(0.20)	$9.19	1.98%	$6,218,212	1.23%	1.40%	1.23%	54.48%
Year Ended October 31, 2010 (c)	$8.35	0.12	0.89	1.01	(0.12)	(0.03)	(0.15)	$9.21	12.32%	$5,180,838	1.23%	1.38%	1.23%	9.78%
Year Ended October 31, 2009 (c)	$7.49	0.13	0.89	1.02	(0.14)	(0.02)	(0.16)	$8.35	13.70%	$3,876,432	1.23%	1.70%	1.23%	27.93%

Class R2 Shares
Year Ended October 31, 2013 (c)	$9.00	0.07	0.87	0.94	(0.08)	(0.26)	(0.34)	$9.60	10.69%	$53,823,466	0.88%	0.81%	0.88%	34.75%
Year Ended October 31, 2012 (c)	$9.20	0.06	0.51	0.57	(0.07)	(0.70)	(0.77)	$9.00	6.93%	$52,790,820	0.92%	0.66%	0.92%	61.80%
Year Ended October 31, 2011 (c)	$9.22	0.15	0.04	0.19	(0.15)	(0.06)	(0.21)	$9.20	2.12%	$47,081,936	1.08%	1.64%	1.08%	54.48%
Year Ended October 31, 2010 (c)	$8.35	0.13	0.90	1.03	(0.13)	(0.03)	(0.16)	$9.22	12.49%	$44,133,969	1.09%	1.46%	1.09%	9.78%
Year Ended October 31, 2009 (c)	$7.49	0.14	0.89	1.03	(0.15)	(0.02)	(0.17)	$8.35	13.94%	$26,961,654	1.08%	1.87%	1.08%	27.93%

Institutional Service Class Shares
Year Ended October 31, 2013 (c)	$9.04	0.12	0.87	0.99	(0.12)	(0.26)	(0.38)	$9.65	11.30%	$47,151,464	0.38%	1.31%	0.38%	34.75%
Year Ended October 31, 2012 (c)	$9.23	0.10	0.52	0.62	(0.11)	(0.70)	(0.81)	$9.04	7.49%	$44,466,872	0.42%	1.15%	0.42%	61.80%
Year Ended October 31, 2011 (c)	$9.25	0.19	0.05	0.24	(0.20)	(0.06)	(0.26)	$9.23	2.63%	$41,721,194	0.58%	2.02%	0.58%	54.48%
Year Ended October 31, 2010 (c)	$8.38	0.17	0.91	1.08	(0.18)	(0.03)	(0.21)	$9.25	13.01%	$28,399,341	0.59%	1.92%	0.59%	9.78%
Year Ended October 31, 2009 (c)	$7.51	0.18	0.89	1.07	(0.18)	(0.02)	(0.20)	$8.38	14.53%	$14,210,045	0.58%	2.39%	0.58%	27.93%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.06	0.14	0.88	1.02	(0.15)	(0.26)	(0.41)	$9.67	11.56%	$18,146,676	0.13%	1.50%	0.13%	34.75%
Year Ended October 31, 2012 (c)	$9.24	0.12	0.53	0.65	(0.13)	(0.70)	(0.83)	$9.06	7.86%	$12,270,445	0.16%	1.39%	0.16%	61.80%
Year Ended October 31, 2011 (c)	$9.26	0.22	0.04	0.26	(0.22)	(0.06)	(0.28)	$9.24	2.87%	$9,836,938	0.33%	2.28%	0.33%	54.48%
Year Ended October 31, 2010 (c)	$8.39	0.20	0.90	1.10	(0.20)	(0.03)	(0.23)	$9.26	13.24%	$5,595,575	0.34%	2.25%	0.34%	9.78%
Year Ended October 31, 2009 (c)	$7.53	0.20	0.88	1.08	(0.20)	(0.02)	(0.22)	$8.39	14.81%	$3,641,076	0.33%	2.60%	0.33%	27.93%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

33

Fund Commentary	Nationwide Destination 2020 Fund

For the annual period ended October 31, 2013, the Nationwide Destination 2020 Fund (Class R2) returned 13.88% versus 12.79% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 193 funds as of October 31, 2013) was 11.98% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the significant Fund allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares) and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high-yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

34

Fund Commentary (con’t.)	Nationwide Destination 2020 Fund

The negative returns from the Fund’s investments in the Nationwide Bond Index Fund and Nationwide Inflation-Protected Securities Fund made them the only detractors from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations, most notably a reduction in the allocations to the underlying Alternatives Fund and the Nationwide Inflation-Protected Securities Fund, and an increase in the allocations to the Nationwide Bond Index Fund and Nationwide MidCap Market Index Fund. These changes were intended to improve the risk-return characteristics of this Fund. Please see the Fund’s prospectus for more details.

Nationwide Destination 2020 Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide Bond Index Fund	22%
Nationwide S&P 500 Index Fund	21%
Nationwide International Index Fund	19%
Nationwide Alternatives Allocation Fund	16%
Nationwide Mid Cap Market Index Fund	11%
Nationwide Small Cap Index Fund	5%
Nationwide Inflation-Protected Securities Fund	3%
iShares Barclays 1-3 Year Credit Bond ETF	3%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

35

Fund Commentary (con’t.)	Nationwide Destination 2020 Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Destination 2020 Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2020 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

36

Fund Overview	Nationwide Destination 2020 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 55% of its allocations and contributed more than 95% to the returns of the Fund during the period.

•	Two of the Fund’s investments in U.S. bonds detracted from returns during the period.

Asset Allocation†

Equity Funds	56.0%
Fixed Income Funds	28.1%
Alternative Assets	16.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	22.0%
Nationwide S&P 500 Index Fund, Institutional Class	21.0%
Nationwide International Index Fund, Institutional Class	19.0%
Nationwide Alternatives Allocation Fund, Institutional Class	16.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.0%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
iShares Barclays 1-3 Year Credit Bond Fund	3.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

37

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[5]
Class A	w/o SC1	14.13%		10.61%	3.62%
	w/SC2	7.62%		9.30%	2.63%
Class C	w/o SC1	13.66%		10.08%	3.05%
	w/SC	12.66%	[3]	10.08%	3.05%
Class R1[4]		13.71%		10.20%	3.23%
Class R2[4]		13.88%		10.37%	3.38%
Institutional Service Class[4]		14.51%		10.90%	3.85%
Institutional Class[4]		14.75%		11.18%	4.13%

Expense Ratios

Expense Ratio*
Class A	0.94%
Class C	1.44%
Class R1	1.34%
Class R2	1.19%
Institutional Services Class	0.69%
Institutional Class	0.44%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

38

Fund Performance (con’t.)	Nationwide Destination 2020 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2020 Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate 2020 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

39

Shareholder Expense Example	Nationwide Destination 2020 Fund

Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2020 Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,041.90	3.24	0.63
	Hypothetical	[b,c]	1,000.00	1,022.03	3.21	0.63
Class C Shares	Actual	[b]	1,000.00	1,040.00	5.81	1.13
	Hypothetical	[b,c]	1,000.00	1,019.51	5.75	1.13
Class R1 Shares	Actual	[b]	1,000.00	1,039.90	5.30	1.03
	Hypothetical	[b,c]	1,000.00	1,020.01	5.24	1.03
Class R2 Shares	Actual	[b]	1,000.00	1,040.70	4.53	0.88
	Hypothetical	[b,c]	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,044.20	1.96	0.38
	Hypothetical	[b,c]	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,044.30	0.67	0.13
	Hypothetical	[b,c]	1,000.00	1,024.55	0.66	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in

c	Represents the hypothetical 5% return before expenses.

40

Statement of Investments

October 31, 2013

Nationwide Destination 2020 Fund

Mutual Funds 97.1%

	Shares	Market Value

Alternative Assets 16.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,936,139	$38,652,887

Total Alternative Assets (cost $38,568,935)		38,652,887

Equity Funds 56.0%
Nationwide International Index Fund, Institutional Class (a)	5,418,850	45,789,280
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,415,669	26,586,268
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,479,048	50,724,516
Nationwide Small Cap Index Fund, Institutional Class (a)	760,446	11,977,030

Total Equity Funds (cost $103,650,735)		135,077,094

Fixed Income Funds 25.1%
Nationwide Bond Index Fund, Institutional Class (a)	4,704,644	53,256,573
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	770,428	7,272,836

Total Fixed Income Funds (cost $61,852,273)		60,529,409

Total Mutual Funds (cost $204,071,943)		234,259,390

Exchange Traded Fund 3.0%
Fixed Income Fund 3.0%
iShares Barclays 1-3 Year Credit Bond Fund	69,159	7,292,125

Total Exchange Traded Fund (cost $7,258,257)		7,292,125

Total Investments (cost $211,330,200) (b) — 100.1%		241,551,515

Liabilities in excess of other assets — (0.1)%		(139,628)

NET ASSETS — 100.0%		$241,411,887

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

41

Statement of Assets and Liabilities

October 31, 2013

Nationwide Destination 2020 Fund
Assets:
Investments in affiliates, at value (cost $204,071,943)	$234,259,390
Investments in non-affiliates, at value (cost $7,258,257)	7,292,125

Total Investments	241,551,515

Receivable for investments sold	241,533
Receivable for capital shares issued	134,980

Total Assets	241,928,028

Liabilities:
Payable for capital shares redeemed	388,145
Cash overdraft (Note 2)	5,719
Accrued expenses and other payables:
Investment advisory fees	26,410
Distribution fees	50,249
Administrative servicing fees	44,627
Trustee fees (Note 3)	490
Professional fees (Note 3)	501

Total Liabilities	516,141

Net Assets	$241,411,887

Represented by:
Capital	$207,545,320
Accumulated undistributed net investment income	137,656
Accumulated net realized gains from affiliated and non-affiliated investments	3,507,596
Net unrealized appreciation/(depreciation) from investments in affiliates	30,187,447
Net unrealized appreciation/(depreciation) from investments in non-affiliates	33,868

Net Assets	$241,411,887

Net Assets:
Class A Shares	$26,221,969
Class C Shares	2,900,859
Class R1 Shares	12,347,615
Class R2 Shares	84,157,287
Institutional Service Class Shares	86,374,010
Institutional Class Shares	29,410,147

Total	$241,411,887

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,599,469
Class C Shares	290,213
Class R1 Shares	1,225,234
Class R2 Shares	8,360,906
Institutional Service Class Shares	8,547,036
Institutional Class Shares	2,900,451

Total	23,923,309

42

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.09
Class C Shares (b)	$10.00
Class R1 Shares	$10.08
Class R2 Shares	$10.07
Institutional Service Class Shares	$10.11
Institutional Class Shares	$10.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.71

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

43

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,923,523
Dividend income from non-affiliates	52,506

Total Income	3,976,029

EXPENSES:
Investment advisory fees	287,090
Distribution fees Class A	63,814
Distribution fees Class C	26,267
Distribution fees Class R1	75,012
Distribution fees Class R2	392,997
Administrative servicing fees Class A	63,814
Administrative servicing fees Class R1	28,851
Administrative servicing fees Class R2	196,416
Administrative servicing fees Institutional Service Class	201,720
Professional fees (Note 3)	2,284
Trustee fees (Note 3)	7,840

Total Expenses	1,346,105

NET INVESTMENT INCOME	2,629,924

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,809,765
Net realized gains from investment transactions with affiliates	4,112,243
Net realized losses from investment transactions with non-affiliates	(9,670)

Net realized gains from affiliated and non-affiliated investments	5,912,338

Net change in unrealized appreciation/(depreciation) from investments in affiliates	20,574,692
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	12,205

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	20,586,897

Net realized/unrealized gains from affiliated and non-affiliated investments	26,499,235

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$29,129,159

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$2,629,924	$1,907,837
Net realized gains from affiliated and non-affiliated investments	5,912,338	7,244,999
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	20,586,897	5,102,174

Change in net assets resulting from operations	29,129,159	14,255,010

Distributions to Shareholders From:
Net investment income:
Class A	(305,564)	(228,689)
Class C	(20,124)	(10,380)
Class R1	(94,879)	(74,512)
Class R2	(754,258)	(624,451)
Institutional Service Class	(1,150,082)	(820,416)
Institutional Class	(355,565)	(253,740)
Net realized gains:
Class A	(788,224)	(1,117,327)
Class C	(79,127)	(53,680)
Class R1	(359,192)	(504,659)
Class R2	(2,434,894)	(3,753,369)
Institutional Service Class	(2,404,968)	(3,278,715)
Institutional Class	(622,187)	(803,325)

Change in net assets from shareholder distributions	(9,369,064)	(11,523,263)

Change in net assets from capital transactions	25,196,590	30,467,794

Change in net assets	44,956,685	33,199,541

Net Assets:
Beginning of year	196,455,202	163,255,661

End of year	$241,411,887	$196,455,202

Accumulated undistributed net investment income at end of year	$137,656	$9,736

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,552,006	$5,376,567
Dividends reinvested	1,093,746	1,346,011
Cost of shares redeemed	(10,830,934)	(3,165,506)

Total Class A Shares	814,818	3,557,072

Class C Shares
Proceeds from shares issued	568,828	1,208,036
Dividends reinvested	99,228	64,060
Cost of shares redeemed	(219,404)	(25,595)

Total Class C Shares	448,652	1,246,501

Class R1 Shares
Proceeds from shares issued	2,579,935	2,274,758
Dividends reinvested	454,071	579,171
Cost of shares redeemed	(2,186,333)	(1,670,248)

Total Class R1 Shares	847,673	1,183,681

45

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$13,356,775	$15,414,065
Dividends reinvested	3,189,152	4,377,820
Cost of shares redeemed	(12,295,240)	(11,777,188)

Total Class R2 Shares	4,250,687	8,014,697

Institutional Service Class Shares
Proceeds from shares issued	21,842,033	15,982,154
Dividends reinvested	3,555,050	4,099,131
Cost of shares redeemed	(15,442,979)	(8,401,282)

Total Institutional Service Class Shares	9,954,104	11,680,003

Institutional Class Shares
Proceeds from shares issued	13,755,148	6,868,051
Dividends reinvested	977,752	1,057,065
Cost of shares redeemed	(5,852,244)	(3,139,276)

Total Institutional Class Shares	8,880,656	4,785,840

Change in net assets from capital transactions	$25,196,590	$30,467,794

SHARE TRANSACTIONS:
Class A Shares
Issued	1,100,787	599,355
Reinvested	120,019	158,026
Redeemed	(1,120,976)	(354,382)

Total Class A Shares	99,830	402,999

Class C Shares
Issued	59,926	135,114
Reinvested	11,023	7,566
Redeemed	(22,786)	(2,869)

Total Class C Shares	48,163	139,811

Class R1 Shares
Issued	271,601	253,318
Reinvested	50,045	68,054
Redeemed	(229,195)	(183,673)

Total Class R1 Shares	92,451	137,699

Class R2 Shares
Issued	1,403,737	1,719,835
Reinvested	351,416	515,258
Redeemed	(1,289,473)	(1,308,554)

Total Class R2 Shares	465,680	926,539

Institutional Service Class Shares
Issued	2,287,210	1,771,823
Reinvested	388,826	479,838
Redeemed	(1,588,906)	(932,724)

Total Institutional Service Class Shares	1,087,130	1,318,937

46

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	1,409,890	759,821
Reinvested	106,362	123,020
Redeemed	(602,310)	(343,144)

Total Institutional Class Shares	913,942	539,697

Total change in shares	2,707,196	3,465,682

The accompanying notes are an integral part of these financial statements.

47

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$9.26	0.11	1.15	1.26	(0.12)	(0.31)	(0.43)	$10.09	14.13%	$26,221,969	0.63%	1.17%	0.63%	20.65%
Year Ended October 31, 2012 (c)	$9.19	0.09	0.60	0.69	(0.10)	(0.52)	(0.62)	$9.26	8.17%	$23,141,162	0.67%	1.06%	0.67%	49.47%
Year Ended October 31, 2011 (c)	$9.14	0.17	0.07	0.24	(0.16)	(0.03)	(0.19)	$9.19	2.68%	$19,276,149	0.83%	1.77%	0.83%	41.26%
Year Ended October 31, 2010 (c)	$8.22	0.11	1.01	1.12	(0.14)	(0.06)	(0.20)	$9.14	13.78%	$16,077,321	0.83%	1.22%	0.83%	8.29%
Year Ended October 31, 2009 (c)	$7.33	0.14	0.92	1.06	(0.16)	(0.01)	(0.17)	$8.22	14.79%	$5,026,129	0.83%	1.89%	0.83%	21.24%

Class C Shares
Year Ended October 31, 2013 (c)	$9.18	0.06	1.15	1.21	(0.08)	(0.31)	(0.39)	$10.00	13.66%	$2,900,859	1.13%	0.65%	1.13%	20.65%
Year Ended October 31, 2012 (c)	$9.14	0.05	0.58	0.63	(0.07)	(0.52)	(0.59)	$9.18	7.49%	$2,223,108	1.15%	0.52%	1.15%	49.47%
Year Ended October 31, 2011 (c)	$9.09	0.11	0.09	0.20	(0.12)	(0.03)	(0.15)	$9.14	2.20%	$934,370	1.33%	1.22%	1.33%	41.26%
Year Ended October 31, 2010 (c)	$8.19	0.09	0.98	1.07	(0.11)	(0.06)	(0.17)	$9.09	13.19%	$914,712	1.33%	1.04%	1.33%	8.29%
Year Ended October 31, 2009 (c)	$7.29	0.10	0.93	1.03	(0.12)	(0.01)	(0.13)	$8.19	14.36%	$442,018	1.33%	1.42%	1.33%	21.24%

Class R1 Shares
Year Ended October 31, 2013 (c)	$9.25	0.07	1.15	1.22	(0.08)	(0.31)	(0.39)	$10.08	13.71%	$12,347,615	1.03%	0.78%	1.03%	20.65%
Year Ended October 31, 2012 (c)	$9.19	0.06	0.59	0.65	(0.07)	(0.52)	(0.59)	$9.25	7.69%	$10,479,109	1.07%	0.65%	1.07%	49.47%
Year Ended October 31, 2011 (c)	$9.14	0.11	0.10	0.21	(0.13)	(0.03)	(0.16)	$9.19	2.31%	$9,148,292	1.23%	1.21%	1.23%	41.26%
Year Ended October 31, 2010 (c)	$8.23	0.10	0.98	1.08	(0.11)	(0.06)	(0.17)	$9.14	13.27%	$6,043,131	1.23%	1.20%	1.23%	8.29%
Year Ended October 31, 2009 (c)	$7.33	0.11	0.93	1.04	(0.13)	(0.01)	(0.14)	$8.23	14.51%	$4,559,986	1.23%	1.49%	1.23%	21.24%

Class R2 Shares
Year Ended October 31, 2013 (c)	$9.24	0.09	1.15	1.24	(0.10)	(0.31)	(0.41)	$10.07	13.88%	$84,157,287	0.88%	0.93%	0.88%	20.65%
Year Ended October 31, 2012 (c)	$9.18	0.07	0.59	0.66	(0.08)	(0.52)	(0.60)	$9.24	7.86%	$72,944,752	0.92%	0.80%	0.92%	49.47%
Year Ended October 31, 2011 (c)	$9.12	0.14	0.09	0.23	(0.14)	(0.03)	(0.17)	$9.18	2.55%	$63,985,415	1.08%	1.47%	1.08%	41.26%
Year Ended October 31, 2010 (c)	$8.21	0.11	0.98	1.09	(0.12)	(0.06)	(0.18)	$9.12	13.43%	$52,604,669	1.09%	1.27%	1.09%	8.29%
Year Ended October 31, 2009 (c)	$7.31	0.12	0.93	1.05	(0.14)	(0.01)	(0.15)	$8.21	14.63%	$31,333,358	1.08%	1.62%	1.08%	21.24%

Institutional Service Class Shares
Year Ended October 31, 2013 (c)	$9.27	0.13	1.16	1.29	(0.14)	(0.31)	(0.45)	$10.11	14.51%	$86,374,010	0.38%	1.41%	0.38%	20.65%
Year Ended October 31, 2012 (c)	$9.21	0.12	0.58	0.70	(0.12)	(0.52)	(0.64)	$9.27	8.30%	$69,185,088	0.42%	1.29%	0.42%	49.47%
Year Ended October 31, 2011 (c)	$9.15	0.18	0.10	0.28	(0.19)	(0.03)	(0.22)	$9.21	3.05%	$56,549,621	0.58%	1.89%	0.58%	41.26%
Year Ended October 31, 2010 (c)	$8.23	0.15	0.99	1.14	(0.16)	(0.06)	(0.22)	$9.15	14.05%	$35,769,480	0.59%	1.73%	0.59%	8.29%
Year Ended October 31, 2009 (c)	$7.33	0.16	0.92	1.08	(0.17)	(0.01)	(0.18)	$8.23	15.08%	$15,411,091	0.58%	2.10%	0.58%	21.24%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.30	0.16	1.16	1.32	(0.17)	(0.31)	(0.48)	$10.14	14.75%	$29,410,147	0.13%	1.64%	0.13%	20.65%
Year Ended October 31, 2012 (c)	$9.24	0.14	0.58	0.72	(0.14)	(0.52)	(0.66)	$9.30	8.53%	$18,481,983	0.16%	1.54%	0.16%	49.47%
Year Ended October 31, 2011 (c)	$9.18	0.21	0.09	0.30	(0.21)	(0.03)	(0.24)	$9.24	3.29%	$13,361,814	0.33%	2.19%	0.33%	41.26%
Year Ended October 31, 2010 (c)	$8.25	0.18	0.99	1.17	(0.18)	(0.06)	(0.24)	$9.18	14.38%	$8,670,767	0.34%	2.08%	0.34%	8.29%
Year Ended October 31, 2009 (c)	$7.34	0.18	0.93	1.11	(0.19)	(0.01)	(0.20)	$8.25	15.49%	$5,573,200	0.33%	2.39%	0.33%	21.24%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

48

Fund Commentary	Nationwide Destination 2025 Fund

For the annual period ended October 31, 2013, the Nationwide Destination 2025 Fund (Class R2) returned 17.43% versus 15.91% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 152 funds as of October 31, 2013) was 15.60% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the significant Fund allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares) and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high-yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

49

Fund Commentary (con’t.)	Nationwide Destination 2025 Fund

The negative returns from the Fund’s investments in the Nationwide Bond Index Fund and Nationwide Inflation-Protected Securities Fund made them the only detractors from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations, most notably a reduction in the allocations to the underlying Nationwide Inflation-Protected Securities Fund and an increase in the allocations to the Alternatives Fund, Nationwide Bond Index Fund and Nationwide Mid Cap Market Index Fund. These changes were intended to improve the risk-return characteristics of this Fund. Please see the Fund’s prospectus for more details.

Nationwide Destination 2025 Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide S&P 500 Index Fund	24%
Nationwide International Index Fund	21%
Nationwide Alternatives Allocation Fund	20%
Nationwide Mid Cap Market Index Fund	13%
Nationwide Bond Index Fund	12%
Nationwide Small Cap Index Fund	7%
Nationwide Inflation-Protected Securities Fund	2%
iShares Barclays 1-3 Year Credit Bond ETF	1%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

50

Fund Commentary (con’t.)	Nationwide Destination 2025 Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Destination 2025 Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2025 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

51

Fund Overview	Nationwide Destination 2025 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 66% of its allocations and contributed more than 95% to the returns of the Fund during the period.

•	Two of the Fund’s investments in U.S. bonds detracted from returns during the period.

•	The Fund has recently increased its exposure to Nationwide Alternatives Allocation Fund thus increasing its exposure to alternative asset classes.

Asset Allocation†

Equity Funds	65.0%
Alternative Assets	20.0%
Fixed Income Funds	15.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	24.0%
Nationwide International Index Fund, Institutional Class	21.0%
Nationwide Alternatives Allocation Fund, Institutional Class	20.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.0%
Nationwide Bond Index Fund, Institutional Class	12.1%
Nationwide Small Cap Index Fund, Institutional Class	6.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

52

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[5]
Class A	w/o SC1	17.68%		11.79%	4.05%
	w/SC2	10.94%		10.46%	3.06%
Class C	w/o SC1	17.18%		11.24%	3.53%
	w/SC	16.18%	[3]	11.24%	3.53%
Class R1[4]		17.27%		11.35%	3.64%
Class R2[4]		17.43%		11.51%	3.79%
Institutional Service Class[4]		18.07%		12.09%	4.26%
Institutional Class[4]		18.28%		12.34%	4.55%

Expense Ratios

Expense Ratio*
Class A	0.94%
Class C	1.44%
Class R1	1.34%
Class R2	1.19%
Institutional Services Class	0.69%
Institutional Class	0.44%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

53

Fund Performance (con’t.)	Nationwide Destination 2025 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2025 Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate 2025 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

54

Shareholder Expense Example	Nationwide Destination 2025 Fund

Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for
Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2025 Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,058.50	3.27	0.63
	Hypothetical	[b,c]	1,000.00	1,022.03	3.21	0.63
Class C Shares	Actual	[b]	1,000.00	1,055.60	5.85	1.13
	Hypothetical	[b,c]	1,000.00	1,019.51	5.75	1.13
Class R1 Shares	Actual	[b]	1,000.00	1,056.70	5.34	1.03
	Hypothetical	[b,c]	1,000.00	1,020.01	5.24	1.03
Class R2 Shares	Actual	[b]	1,000.00	1,056.20	4.56	0.88
	Hypothetical	[b,c]	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,059.80	1.97	0.38
	Hypothetical	[b,c]	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,060.80	0.68	0.13
	Hypothetical	[b,c]	1,000.00	1,024.55	0.66	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

55

Statement of Investments

October 31, 2013

Nationwide Destination 2025 Fund

Mutual Funds 99.1%

	Shares	Market Value

Alternative Assets 20.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	4,965,190	$48,758,162

Total Alternative Assets (cost $48,570,957)		48,758,162

Equity Funds 65.0%
Nationwide International Index Fund, Institutional Class (a)	6,050,274	51,124,817
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,684,937	31,643,125
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,012,062	58,495,858
Nationwide Small Cap Index Fund, Institutional Class (a)	1,070,171	16,855,201

Total Equity Funds (cost $121,733,228)		158,119,001

Fixed Income Funds 14.1%
Nationwide Bond Index Fund, Institutional Class (a)	2,592,340	29,345,290
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	514,648	4,858,279

Total Fixed Income Funds (cost $35,028,305)		34,203,569

Total Mutual Funds (cost $205,332,490)		241,080,732

Exchange Traded Fund 1.0%
Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	22,991	2,424,171

Total Exchange Traded Fund (cost $2,418,981)		2,424,171

Total Investments (cost $207,751,471) (b) — 100.1%		243,504,903

Liabilities in excess of other assets — (0.1)%		(128,254)

NET ASSETS — 100.0%		$243,376,649

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

56

Statement of Assets and Liabilities

October 31, 2013

Nationwide Destination 2025 Fund
Assets:
Investments in affiliates, at value (cost $205,332,490)	$241,080,732
Investments in non-affiliates, at value (cost $2,418,981)	2,424,171

Total Investments	243,504,903

Cash	53,798
Receivable for investments sold	200,323
Receivable for capital shares issued	36,275

Total Assets	243,795,299

Liabilities:
Payable for investments purchased	52,896
Payable for capital shares redeemed	236,112
Accrued expenses and other payables:
Investment advisory fees	26,416
Distribution fees	52,971
Administrative servicing fees	49,166
Trustee fees (Note 3)	599
Professional fees	490

Total Liabilities	418,650

Net Assets	$243,376,649

Represented by:
Capital	$201,876,584
Accumulated undistributed net investment income	65,571
Accumulated net realized gains from affiliated and non-affiliated investments	5,681,062
Net unrealized appreciation/(depreciation) from investments in affiliates	35,748,242
Net unrealized appreciation/(depreciation) from investments in non-affiliates	5,190

Net Assets	$243,376,649

Net Assets:
Class A Shares	$27,833,711
Class C Shares	1,869,454
Class R1 Shares	10,739,621
Class R2 Shares	93,768,765
Institutional Service Class Shares	77,247,913
Institutional Class Shares	31,917,185

Total	$243,376,649

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,691,487
Class C Shares	181,684
Class R1 Shares	1,040,024
Class R2 Shares	9,084,734
Institutional Service Class Shares	7,456,286
Institutional Class Shares	3,068,160

Total	23,522,375

57

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.34
Class C Shares (b)	$10.29
Class R1 Shares	$10.33
Class R2 Shares	$10.32
Institutional Service Class Shares	$10.36
Institutional Class Shares	$10.40
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.97

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

58

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,804,877
Dividend income from non-affiliates	39,279

Total Income	3,844,156

EXPENSES:
Investment advisory fees	278,578
Distribution fees Class A	67,295
Distribution fees Class C	15,614
Distribution fees Class R1	65,192
Distribution fees Class R2	432,951
Administrative servicing fees Class A	67,294
Administrative servicing fees Class R1	25,074
Administrative servicing fees Class R2	216,386
Administrative servicing fees Institutional Service Class	165,861
Professional fees (Note 3)	2,238
Trustee fees (Note 3)	7,725

Total Expenses	1,344,208

NET INVESTMENT INCOME	2,499,948

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,016,752
Net realized gains from investment transactions with affiliates	6,183,213
Net realized gains from investment transactions with non-affiliates	2,834

Net realized gains from affiliated and non-affiliated investments	8,202,799

Net change in unrealized appreciation/(depreciation) from investments in affiliates	24,097,795
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(18,744)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	24,079,051

Net realized/unrealized gains from affiliated and non-affiliated investments	32,281,850

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,781,798

The accompanying notes are an integral part of these financial statements.

59

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$2,499,948	$1,655,831
Net realized gains from affiliated and non-affiliated investments	8,202,799	6,851,930
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	24,079,051	5,336,031

Change in net assets resulting from operations	34,781,798	13,843,792

Distributions to Shareholders From:
Net investment income:
Class A	(328,822)	(239,220)
Class C	(11,060)	(6,153)
Class R1	(90,548)	(70,404)
Class R2	(862,062)	(605,047)
Institutional Service Class	(946,153)	(621,850)
Institutional Class	(371,885)	(222,627)
Net realized gains:
Class A	(825,238)	(1,169,396)
Class C	(40,214)	(44,988)
Class R1	(323,330)	(568,902)
Class R2	(2,698,201)	(3,834,225)
Institutional Service Class	(1,911,615)	(2,406,650)
Institutional Class	(630,536)	(691,705)

Change in net assets from shareholder distributions	(9,039,664)	(10,481,167)

Change in net assets from capital transactions	32,127,173	38,320,266

Change in net assets	57,869,307	41,682,891

Net Assets:
Beginning of year	185,507,342	143,824,451

End of year	$243,376,649	$185,507,342

Accumulated undistributed net investment income at end of year	$65,571	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,567,999	$6,026,645
Dividends reinvested	1,152,438	1,406,249
Cost of shares redeemed	(12,424,273)	(2,874,587)

Total Class A Shares	296,164	4,558,307

Class C Shares
Proceeds from shares issued	556,039	478,319
Dividends reinvested	51,229	51,141
Cost of shares redeemed	(43,922)	(222,737)

Total Class C Shares	563,346	306,723

Class R1 Shares
Proceeds from shares issued	1,459,172	2,275,464
Dividends reinvested	413,878	639,306
Cost of shares redeemed	(2,057,642)	(2,482,997)

Total Class R1 Shares	(184,592)	431,773

60

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$13,899,657	$16,030,633
Dividends reinvested	3,560,263	4,439,272
Cost of shares redeemed	(12,369,913)	(7,474,102)

Total Class R2 Shares	5,090,007	12,995,803

Institutional Service Class Shares
Proceeds from shares issued	22,545,092	14,920,908
Dividends reinvested	2,857,768	3,028,500
Cost of shares redeemed	(10,608,438)	(3,763,385)

Total Institutional Service Class Shares	14,794,422	14,186,023

Institutional Class Shares
Proceeds from shares issued	14,824,628	6,535,347
Dividends reinvested	1,002,421	914,332
Cost of shares redeemed	(4,259,223)	(1,608,042)

Total Institutional Class Shares	11,567,826	5,841,637

Change in net assets from capital transactions	$32,127,173	$38,320,266

SHARE TRANSACTIONS:
Class A Shares
Issued	1,191,867	676,732
Reinvested	126,809	167,395
Redeemed	(1,270,981)	(323,808)

Total Class A Shares	47,695	520,319

Class C Shares
Issued	58,820	53,792
Reinvested	5,678	6,119
Redeemed	(4,706)	(25,276)

Total Class C Shares	59,792	34,635

Class R1 Shares
Issued	151,049	253,516
Reinvested	45,714	76,353
Redeemed	(214,972)	(273,515)

Total Class R1 Shares	(18,209)	56,354

Class R2 Shares
Issued	1,452,996	1,794,070
Reinvested	393,264	530,016
Redeemed	(1,285,725)	(841,783)

Total Class R2 Shares	560,535	1,482,303

Institutional Service Class Shares
Issued	2,331,378	1,669,005
Reinvested	312,792	359,344
Redeemed	(1,087,536)	(421,733)

Total Institutional Service Class Shares	1,556,634	1,606,616

61

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	1,500,432	732,808
Reinvested	109,044	107,855
Redeemed	(436,995)	(179,189)

Total Institutional Class Shares	1,172,481	661,474

Total change in shares	3,378,928	4,361,701

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

62

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$9.21	0.11	1.45	1.56	(0.12)	(0.31)	(0.43)	$10.34	17.68%	$27,833,711	0.63%	1.17%	0.63%	17.23%
Year Ended October 31, 2012 (c)	$9.11	0.09	0.65	0.74	(0.10)	(0.54)	(0.64)	$9.21	8.82%	$24,342,321	0.66%	1.03%	0.66%	37.48%
Year Ended October 31, 2011 (c)	$9.02	0.15	0.12	0.27	(0.15)	(0.03)	(0.18)	$9.11	2.94%	$19,351,261	0.82%	1.63%	0.82%	37.20%
Year Ended October 31, 2010 (c)	$8.03	0.10	1.09	1.19	(0.13)	(0.07)	(0.20)	$9.02	14.90%	$16,653,084	0.83%	1.15%	0.83%	9.54%
Year Ended October 31, 2009 (c)	$7.14	0.12	0.94	1.06	(0.15)	(0.02)	(0.17)	$8.03	15.26%	$7,071,645	0.83%	1.65%	0.83%	17.69%

Class C Shares
Year Ended October 31, 2013 (c)	$9.17	0.06	1.46	1.52	(0.09)	(0.31)	(0.40)	$10.29	17.18%	$1,869,454	1.13%	0.57%	1.13%	17.23%
Year Ended October 31, 2012 (c)	$9.08	0.05	0.64	0.69	(0.06)	(0.54)	(0.60)	$9.17	8.25%	$1,118,036	1.16%	0.53%	1.16%	37.48%
Year Ended October 31, 2011 (c)	$9.00	0.11	0.11	0.22	(0.11)	(0.03)	(0.14)	$9.08	2.42%	$792,694	1.33%	1.17%	1.33%	37.20%
Year Ended October 31, 2010 (c)	$8.03	0.07	1.07	1.14	(0.10)	(0.07)	(0.17)	$9.00	14.29%	$764,625	1.33%	0.82%	1.33%	9.54%
Year Ended October 31, 2009 (c)	$7.13	0.09	0.94	1.03	(0.11)	(0.02)	(0.13)	$8.03	14.70%	$273,534	1.33%	1.26%	1.33%	17.69%

Class R1 Shares
Year Ended October 31, 2013 (c)	$9.20	0.08	1.45	1.53	(0.09)	(0.31)	(0.40)	$10.33	17.27%	$10,739,621	1.03%	0.80%	1.03%	17.23%
Year Ended October 31, 2012 (c)	$9.10	0.06	0.64	0.70	(0.06)	(0.54)	(0.60)	$9.20	8.39%	$9,732,989	1.07%	0.65%	1.07%	37.48%
Year Ended October 31, 2011 (c)	$9.02	0.11	0.12	0.23	(0.12)	(0.03)	(0.15)	$9.10	2.50%	$9,120,057	1.23%	1.22%	1.23%	37.20%
Year Ended October 31, 2010 (c)	$8.04	0.09	1.06	1.15	(0.10)	(0.07)	(0.17)	$9.02	14.41%	$7,749,196	1.24%	1.04%	1.24%	9.54%
Year Ended October 31, 2009 (c)	$7.14	0.10	0.94	1.04	(0.12)	(0.02)	(0.14)	$8.04	14.85%	$5,216,272	1.23%	1.40%	1.23%	17.69%

Class R2 Shares
Year Ended October 31, 2013 (c)	$9.19	0.09	1.45	1.54	(0.10)	(0.31)	(0.41)	$10.32	17.43%	$93,768,765	0.88%	0.93%	0.88%	17.23%
Year Ended October 31, 2012 (c)	$9.10	0.07	0.64	0.71	(0.08)	(0.54)	(0.62)	$9.19	8.45%	$78,346,959	0.91%	0.78%	0.91%	37.48%
Year Ended October 31, 2011 (c)	$9.01	0.13	0.12	0.25	(0.13)	(0.03)	(0.16)	$9.10	2.74%	$64,069,479	1.08%	1.35%	1.08%	37.20%
Year Ended October 31, 2010 (c)	$8.03	0.10	1.06	1.16	(0.11)	(0.07)	(0.18)	$9.01	14.55%	$52,502,941	1.09%	1.14%	1.09%	9.54%
Year Ended October 31, 2009 (c)	$7.13	0.11	0.94	1.05	(0.13)	(0.02)	(0.15)	$8.03	15.03%	$32,035,568	1.08%	1.48%	1.08%	17.69%

Institutional Service Class Shares
Year Ended October 31, 2013 (c)	$9.22	0.13	1.47	1.60	(0.15)	(0.31)	(0.46)	$10.36	18.07%	$77,247,913	0.38%	1.38%	0.38%	17.23%
Year Ended October 31, 2012 (c)	$9.13	0.11	0.64	0.75	(0.12)	(0.54)	(0.66)	$9.22	8.96%	$54,414,481	0.41%	1.28%	0.41%	37.48%
Year Ended October 31, 2011 (c)	$9.04	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$9.13	3.22%	$39,186,280	0.58%	1.74%	0.58%	37.20%
Year Ended October 31, 2010 (c)	$8.05	0.14	1.06	1.20	(0.14)	(0.07)	(0.21)	$9.04	15.10%	$23,298,175	0.59%	1.60%	0.59%	9.54%
Year Ended October 31, 2009 (c)	$7.13	0.14	0.95	1.09	(0.15)	(0.02)	(0.17)	$8.05	15.76%	$10,393,320	0.58%	1.94%	0.58%	17.69%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.26	0.16	1.46	1.62	(0.17)	(0.31)	(0.48)	$10.40	18.28%	$31,917,185	0.13%	1.61%	0.13%	17.23%
Year Ended October 31, 2012 (c)	$9.16	0.13	0.65	0.78	(0.14)	(0.54)	(0.68)	$9.26	9.30%	$17,552,556	0.16%	1.49%	0.16%	37.48%
Year Ended October 31, 2011 (c)	$9.07	0.19	0.13	0.32	(0.20)	(0.03)	(0.23)	$9.16	3.46%	$11,304,680	0.33%	2.03%	0.33%	37.20%
Year Ended October 31, 2010 (c)	$8.06	0.16	1.08	1.24	(0.16)	(0.07)	(0.23)	$9.07	15.51%	$6,600,762	0.34%	1.92%	0.34%	9.54%
Year Ended October 31, 2009 (c)	$7.15	0.16	0.94	1.10	(0.17)	(0.02)	(0.19)	$8.06	15.83%	$4,349,665	0.33%	2.15%	0.33%	17.69%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

63

Fund Commentary	Nationwide Destination 2030 Fund

For the annual period ended October 31, 2013, the Nationwide Destination 2030 Fund (Class R2) returned 20.52% versus 19.09% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 195 funds as of October 31, 2013) was 17.76% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small- capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the significant Fund allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high-yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

64

Fund Commentary (con’t.)	Nationwide Destination 2030 Fund

The negative returns from the Fund’s investments in the Nationwide Bond Index Fund and Nationwide Inflation-Protected Securities Fund made them the only detractors from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations, most notably a reduction in the allocations to the underlying Nationwide Bond Index Fund and an increase in the allocation to the Alternatives Fund. These changes were intended to improve the risk-return characteristics of this Fund. These changes were intended to improve the risk-return characteristics of this Fund. Please see the Fund’s prospectus for more details.

Nationwide Destination 2030 Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide S&P 500 Index Fund	27%
Nationwide International Index Fund	23%
Nationwide Alternatives Allocation Fund	20%
Nationwide Mid Cap Market Index Fund	14%
Nationwide Small Cap Index Fund	9%
Nationwide Bond Index Fund	5%
Nationwide Inflation-Protected Securities Fund	2%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

65

Fund Commentary (con’t.)	Nationwide Destination 2030 Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Destination 2030 Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2030 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

66

Fund Overview	Nationwide Destination 2030 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 75% of its allocations and contributed more than 95% to the returns of the Fund during the period.

•	Two of the Fund’s investments in U.S. bonds detracted from returns during the period.

•	The Fund recently increased its exposure to the underlying Nationwide Alternatives Allocation Fund, thus increasing the Fund’s exposure to alternative asset classes.

Asset Allocation†

Equity Funds	73.1%
Alternative Assets	20.0%
Fixed Income Funds	7.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	27.1%
Nationwide International Index Fund, Institutional Class	22.9%
Nationwide Alternatives Allocation Fund, Institutional Class	20.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.1%
Nationwide Small Cap Index Fund, Institutional Class	8.9%
Nationwide Bond Index Fund, Institutional Class	5.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
iShares Barclays 1-3 Year Credit Bond Fund†††	0.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

†††	Amount rounds to less than 0.1%.

67

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[5]
Class A	w/o SC1	20.74%		12.72%	4.12%
	w/SC2	13.79%		11.39%	3.13%
Class C	w/o SC1	20.32%		12.17%	3.60%
	w/SC	19.32%	[3]	12.17%	3.60%
Class R1[4]		20.35%		12.25%	3.69%
Class R2[4]		20.52%		12.41%	3.84%
Institutional Service Class[4]		21.14%		12.97%	15.12%
Institutional Class[4]		21.34%		13.26%	15.40%

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Services Class	0.68%
Institutional Class	0.43%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

68

Fund Performance (con’t.)	Nationwide Destination 2030 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2030 Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate 2030 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

69

Shareholder Expense Example	Nationwide Destination 2030 Fund

Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2030 Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,073.80	3.29	0.63
	Hypothetical	[b,c]	1,000.00	1,022.03	3.21	0.63
Class C Shares	Actual	[b]	1,000.00	1,070.90	5.90	1.13
	Hypothetical	[b,c]	1,000.00	1,019.51	5.75	1.13
Class R1 Shares	Actual	[b]	1,000.00	1,071.10	5.38	1.03
	Hypothetical	[b,c]	1,000.00	1,020.01	5.24	1.03
Class R2 Shares	Actual	[b]	1,000.00	1,071.60	4.59	0.88
	Hypothetical	[b,c]	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,075.10	1.99	0.38
	Hypothetical	[b,c]	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,076.10	0.68	0.13
	Hypothetical	[b,c]	1,000.00	1,024.55	0.66	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

70

Statement of Investments

October 31, 2013

Nationwide Destination 2030 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 20.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	5,200,030	$51,064,292

Total Alternative Assets (cost $50,507,669)		51,064,292

Equity Funds 73.1%
Nationwide International Index Fund, Institutional Class (a)	6,924,690	58,513,632
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,908,930	35,849,710
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,735,546	69,044,260
Nationwide Small Cap Index Fund, Institutional Class (a)	1,448,804	22,818,666

Total Equity Funds (cost $141,286,004)		186,226,268

Fixed Income Funds 7.0%
Nationwide Bond Index Fund, Institutional Class (a)	1,126,608	12,753,205
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	532,333	5,025,224

Total Fixed Income Funds (cost $18,381,131)		17,778,429

Total Mutual Funds (cost $210,174,804)		255,068,989

Exchange Traded Fund 0.0%†

Fixed Income Fund 0.0% †
iShares Barclays 1-3 Year Credit Bond Fund	20	2,109

Total Exchange Traded Fund (cost $2,102)		2,109

Total Investments (cost $210,176,906) (b) — 100.1%		255,071,098

Liabilities in excess of other assets — (0.1)%		(127,904)

NET ASSETS — 100.0%		$254,943,194

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

71

Statement of Assets and Liabilities

October 31, 2013

Nationwide Destination 2030 Fund
Assets:
Investments in affiliates, at value (cost $210,174,804)	$255,068,989
Investments in non-affiliates, at value (cost $2,102)	2,109

Total Investments	255,071,098

Cash	3,938
Receivable for investments sold	198,800
Receivable for capital shares issued	66,538

Total Assets	255,340,374

Liabilities:
Payable for capital shares redeemed	264,909
Accrued expenses and other payables:
Investment advisory fees	27,787
Distribution fees	59,537
Administrative servicing fees	43,719
Trustee fees (Note 3)	716
Professional fees	512

Total Liabilities	397,180

Net Assets	$254,943,194

Represented by:
Capital	$198,897,302
Accumulated undistributed net investment income	22,511
Accumulated net realized gains from affiliated and non-affiliated investments	11,129,189
Net unrealized appreciation/(depreciation) from investments in affiliates	44,894,185
Net unrealized appreciation/(depreciation) from investments in non-affiliates	7

Net Assets	$254,943,194

Net Assets:
Class A Shares	$49,286,478
Class C Shares	1,400,404
Class R1 Shares	13,492,592
Class R2 Shares	96,468,521
Institutional Service Class Shares	63,959,756
Institutional Class Shares	30,335,443

Total	$254,943,194

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,698,601
Class C Shares	134,073
Class R1 Shares	1,289,971
Class R2 Shares	9,222,412
Institutional Service Class Shares	6,084,176
Institutional Class Shares	2,874,600

Total	24,303,833

72

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Destination 2030 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.49
Class C Shares (b)	$10.45
Class R1 Shares	$10.46
Class R2 Shares	$10.46
Institutional Service Class Shares	$10.51
Institutional Class Shares	$10.55
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.13

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

73

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,042,535
Dividend income from non-affiliates	38,378

Total Income	4,080,913

EXPENSES:
Investment advisory fees	290,915
Distribution fees Class A	113,572
Distribution fees Class C	12,586
Distribution fees Class R1	81,780
Distribution fees Class R2	439,160
Administrative servicing fees Class A	113,572
Administrative servicing fees Class R1	31,454
Administrative servicing fees Class R2	219,492
Administrative servicing fees Institutional Service Class	136,960
Professional fees (Note 3)	2,317
Trustee fees (Note 3)	8,132

Total Expenses	1,449,940

NET INVESTMENT INCOME	2,630,973

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,398,258
Net realized gains from investment transactions with affiliates	12,302,740
Net realized losses from investment transactions with non-affiliates	(4,929)

Net realized gains from affiliated and non-affiliated investments	14,696,069

Net change in unrealized appreciation/(depreciation) from investments in affiliates	24,789,714
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(26,794)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	24,762,920

Net realized/unrealized gains from affiliated and non-affiliated investments	39,458,989

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$42,089,962

The accompanying notes are an integral part of these financial statements.

74

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$2,630,973	$1,687,064
Net realized gains from affiliated and non-affiliated investments	14,696,069	8,213,049
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	24,762,920	5,400,303

Change in net assets resulting from operations	42,089,962	15,300,416

Distributions to Shareholders From:
Net investment income:
Class A	(589,199)	(424,742)
Class C	(11,005)	(6,502)
Class R1	(118,244)	(79,846)
Class R2	(914,121)	(584,555)
Institutional Service Class	(808,856)	(505,675)
Institutional Class	(365,879)	(234,639)
Net realized gains:
Class A	(1,669,422)	(1,619,827)
Class C	(45,713)	(45,793)
Class R1	(469,616)	(472,638)
Class R2	(3,147,917)	(2,826,341)
Institutional Service Class	(1,834,671)	(1,484,847)
Institutional Class	(699,441)	(566,473)

Change in net assets from shareholder distributions	(10,674,084)	(8,851,878)

Change in net assets from capital transactions	31,650,059	29,750,565

Change in net assets	63,065,937	36,199,103

Net Assets:
Beginning of year	191,877,257	155,678,154

End of year	$254,943,194	$191,877,257

Accumulated undistributed net investment income at end of year	$22,511	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$35,914,483	$6,773,398
Dividends reinvested	2,258,621	2,044,569
Cost of shares redeemed	(37,212,776)	(4,042,768)

Total Class A Shares	960,328	4,775,199

Class C Shares
Proceeds from shares issued	143,868	81,747
Dividends reinvested	56,718	52,295
Cost of shares redeemed	(101,867)	(90,863)

Total Class C Shares	98,719	43,179

Class R1 Shares
Proceeds from shares issued	1,330,475	2,239,222
Dividends reinvested	587,860	552,484
Cost of shares redeemed	(1,852,822)	(2,099,447)

Total Class R1 Shares	65,513	692,259

75

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$15,680,625	$14,742,178
Dividends reinvested	4,062,038	3,410,896
Cost of shares redeemed	(11,144,644)	(7,568,084)

Total Class R2 Shares	8,598,019	10,584,990

Institutional Service Class Shares
Proceeds from shares issued	17,941,233	11,900,020
Dividends reinvested	2,643,527	1,990,522
Cost of shares redeemed	(8,410,336)	(4,156,729)

Total Institutional Service Class Shares	12,174,424	9,733,813

Institutional Class Shares
Proceeds from shares issued	14,097,601	7,006,511
Dividends reinvested	1,065,320	801,112
Cost of shares redeemed	(5,409,865)	(3,886,498)

Total Institutional Class Shares	9,753,056	3,921,125

Change in net assets from capital transactions	$31,650,059	$29,750,565

SHARE TRANSACTIONS:
Class A Shares
Issued	3,685,620	766,015
Reinvested	250,666	245,678
Redeemed	(3,825,029)	(455,128)

Total Class A Shares	111,257	556,565

Class C Shares
Issued	14,724	9,252
Reinvested	6,336	6,330
Redeemed	(10,469)	(10,441)

Total Class C Shares	10,591	5,141

Class R1 Shares
Issued	137,873	252,322
Reinvested	65,656	66,795
Redeemed	(191,021)	(233,559)

Total Class R1 Shares	12,508	85,558

Class R2 Shares
Issued	1,640,865	1,667,358
Reinvested	453,085	411,708
Redeemed	(1,141,779)	(861,368)

Total Class R2 Shares	952,171	1,217,698

Institutional Service Class Shares
Issued	1,853,409	1,338,339
Reinvested	291,655	238,179
Redeemed	(855,630)	(462,930)

Total Institutional Service Class Shares	1,289,434	1,113,588

76

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	1,421,470	787,800
Reinvested	116,758	95,269
Redeemed	(549,889)	(437,607)

Total Institutional Class Shares	988,339	445,462

Total change in shares	3,364,300	3,424,012

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

77

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$9.17	0.12	1.70	1.82	(0.13)	(0.37)	(0.50)	$10.49	20.74%	$49,286,478	0.63%	1.22%	0.63%	18.67%
Year Ended October 31, 2012 (c)	$8.89	0.09	0.68	0.77	(0.10)	(0.39)	(0.49)	$9.17	9.26%	$42,044,565	0.67%	1.01%	0.67%	29.14%
Year Ended October 31, 2011 (c)	$8.81	0.15	0.12	0.27	(0.15)	(0.04)	(0.19)	$8.89	3.00%	$35,835,375	0.83%	1.61%	0.83%	27.34%
Year Ended October 31, 2010 (c)	$7.78	0.11	1.09	1.20	(0.12)	(0.05)	(0.17)	$8.81	15.63%	$32,684,738	0.84%	1.36%	0.84%	7.36%
Year Ended October 31, 2009 (c)	$6.89	0.10	0.95	1.05	(0.14)	(0.02)	(0.16)	$7.78	15.79%	$23,551,191	0.83%	1.45%	0.83%	15.08%

Class C Shares
Year Ended October 31, 2013 (c)	$9.13	0.07	1.71	1.78	(0.09)	(0.37)	(0.46)	$10.45	20.32%	$1,400,404	1.13%	0.71%	1.13%	18.67%
Year Ended October 31, 2012 (c)	$8.86	0.05	0.66	0.71	(0.05)	(0.39)	(0.44)	$9.13	8.63%	$1,127,956	1.17%	0.51%	1.17%	29.14%
Year Ended October 31, 2011 (c)	$8.79	0.09	0.13	0.22	(0.11)	(0.04)	(0.15)	$8.86	2.51%	$1,048,796	1.33%	0.97%	1.33%	27.34%
Year Ended October 31, 2010 (c)	$7.77	0.07	1.09	1.16	(0.09)	(0.05)	(0.14)	$8.79	15.12%	$802,611	1.33%	0.80%	1.33%	7.36%
Year Ended October 31, 2009 (c)	$6.88	0.06	0.95	1.01	(0.10)	(0.02)	(0.12)	$7.77	15.10%	$304,217	1.32%	0.85%	1.32%	15.08%

Class R1 Shares
Year Ended October 31, 2013 (c)	$9.14	0.08	1.70	1.78	(0.09)	(0.37)	(0.46)	$10.46	20.35%	$13,492,592	1.03%	0.83%	1.03%	18.67%
Year Ended October 31, 2012 (c)	$8.87	0.05	0.67	0.72	(0.06)	(0.39)	(0.45)	$9.14	8.74%	$11,678,780	1.07%	0.60%	1.07%	29.14%
Year Ended October 31, 2011 (c)	$8.79	0.10	0.14	0.24	(0.12)	(0.04)	(0.16)	$8.87	2.69%	$10,572,264	1.23%	1.11%	1.23%	27.34%
Year Ended October 31, 2010 (c)	$7.78	0.08	1.08	1.16	(0.10)	(0.05)	(0.15)	$8.79	15.05%	$7,769,345	1.23%	1.00%	1.23%	7.36%
Year Ended October 31, 2009 (c)	$6.88	0.08	0.94	1.02	(0.10)	(0.02)	(0.12)	$7.78	15.25%	$4,980,319	1.23%	1.22%	1.23%	15.08%

Class R2 Shares
Year Ended October 31, 2013 (c)	$9.14	0.09	1.71	1.80	(0.11)	(0.37)	(0.48)	$10.46	20.52%	$96,468,521	0.88%	0.95%	0.88%	18.67%
Year Ended October 31, 2012 (c)	$8.87	0.07	0.67	0.74	(0.08)	(0.39)	(0.47)	$9.14	8.91%	$75,603,163	0.91%	0.75%	0.91%	29.14%
Year Ended October 31, 2011 (c)	$8.79	0.12	0.13	0.25	(0.13)	(0.04)	(0.17)	$8.87	2.83%	$62,553,329	1.08%	1.30%	1.08%	27.34%
Year Ended October 31, 2010 (c)	$7.77	0.09	1.09	1.18	(0.11)	(0.05)	(0.16)	$8.79	15.32%	$49,279,996	1.09%	1.09%	1.09%	7.36%
Year Ended October 31, 2009 (c)	$6.88	0.10	0.92	1.02	(0.11)	(0.02)	(0.13)	$7.77	15.31%	$28,154,823	1.08%	1.39%	1.08%	15.08%

Institutional Service Class Shares
Year Ended October 31, 2013 (c)	$9.18	0.14	1.71	1.85	(0.15)	(0.37)	(0.52)	$10.51	21.14%	$63,959,756	0.38%	1.41%	0.38%	18.67%
Year Ended October 31, 2012 (c)	$8.91	0.11	0.67	0.78	(0.12)	(0.39)	(0.51)	$9.18	9.40%	$44,037,894	0.41%	1.25%	0.41%	29.14%
Year Ended October 31, 2011 (c)	$8.82	0.16	0.14	0.30	(0.17)	(0.04)	(0.21)	$8.91	3.36%	$32,793,397	0.58%	1.73%	0.58%	27.34%
Year Ended October 31, 2010 (c)	$7.79	0.13	1.09	1.22	(0.14)	(0.05)	(0.19)	$8.82	15.86%	$21,130,412	0.59%	1.55%	0.59%	7.36%
Year Ended October 31, 2009 (c)	$6.89	0.13	0.93	1.06	(0.14)	(0.02)	(0.16)	$7.79	15.96%	$9,006,401	0.58%	1.81%	0.58%	15.08%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.22	0.16	1.72	1.88	(0.18)	(0.37)	(0.55)	$10.55	21.34%	$30,335,443	0.13%	1.62%	0.13%	18.67%
Year Ended October 31, 2012 (c)	$8.94	0.13	0.68	0.81	(0.14)	(0.39)	(0.53)	$9.22	9.75%	$17,384,899	0.16%	1.47%	0.16%	29.14%
Year Ended October 31, 2011 (c)	$8.85	0.18	0.14	0.32	(0.19)	(0.04)	(0.23)	$8.94	3.60%	$12,874,993	0.33%	1.98%	0.33%	27.34%
Year Ended October 31, 2010 (c)	$7.81	0.16	1.08	1.24	(0.15)	(0.05)	(0.20)	$8.85	16.14%	$8,041,558	0.34%	1.90%	0.34%	7.36%
Year Ended October 31, 2009 (c)	$6.90	0.14	0.95	1.09	(0.16)	(0.02)	(0.18)	$7.81	16.33%	$5,757,085	0.33%	1.99%	0.33%	15.08%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

78

Fund Commentary	Nationwide Destination 2035 Fund

For the annual period ended October 31, 2013, the Nationwide Destination 2035 Fund (Class R2) returned 22.91% versus 21.39% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 142 funds as of October 31, 2013) was 20.44% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the significant Fund allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares) and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high-yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

79

Fund Commentary (con’t.)	Nationwide Destination 2035 Fund

The negative return from the Fund’s investment in the Nationwide Bond Index Fund was the only detractor from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations, most notably a reduction in the allocations to the underlying Nationwide S&P 500 Index Fund and Nationwide International Index Fund, and an increase in the allocation to the Alternatives Fund. These changes were intended to improve the risk-return characteristics of this Fund. These changes were intended to improve the risk-return characteristics of this Fund. Please see the Fund’s prospectus for more details.

Nationwide Destination 2035 Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide S&P 500 Index Fund	28%
Nationwide International Index Fund	24%
Nationwide Mid Cap Market Index Fund	15%
Nationwide Small Cap Index Fund	11%
Nationwide Alternatives Allocation Fund	20%
Nationwide Bond Index Fund	2%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

80

Fund Commentary (con’t.)	Nationwide Destination 2035 Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Destination 2035 Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2035 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

81

Fund Overview	Nationwide Destination 2035 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 83% of its allocations and contributed more than 95% to the returns of the Fund during the period.

•	The Fund’s return in the Nationwide Bond Index Fund detracted from returns during the period.

•	The Fund recently increased its exposure to the underlying Nationwide Alternatives Allocation Fund, thus increasing the Fund’s exposure to alternative asset classes.

Asset Allocation†

Equity Funds	78.0%
Alternative Assets	20.1%
Fixed Income Funds	2.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	28.0%
Nationwide International Index Fund, Institutional Class	24.0%
Nationwide Alternatives Allocation Fund, Institutional Class	20.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.1%
Nationwide Small Cap Index Fund, Institutional Class	10.9%
Nationwide Bond Index Fund, Institutional Class	2.0%
iShares Barclays 1-3 Year Credit Bond Fund†††	0.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

†††	Amount rounds to less than 0.1%.

82

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[5]
Class A	w/o SC1	23.24%		13.34%	4.14%
	w/SC2	16.21%		12.00%	3.14%
Class C	w/o SC1	22.57%		12.78%	3.60%
	w/SC	21.57%	[3]	12.78%	3.60%
Class R1[4]		22.61%		12.85%	3.68%
Class R2[4]		22.91%		13.06%	3.88%
Institutional Service Class[4]		23.52%		13.61%	4.35%
Institutional Class[4]		23.71%		13.90%	4.63%

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Services Class	0.68%
Institutional Class	0.43%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

83

Fund Performance (con’t.)	Nationwide Destination 2035 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2035 Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate 2035 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

84

Shareholder Expense Example	Nationwide Destination 2035 Fund

Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2035 Fund (October 31, 2013)			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,084.50	3.31	0.63
	Hypothetical[b,c]		1,000.00	1,022.03	3.21	0.63
Class C Shares	Actual	[b]	1,000.00	1,081.10	5.93	1.13
	Hypothetical[b,c]		1,000.00	1,019.51	5.75	1.13
Class R1 Shares	Actual	[b]	1,000.00	1,080.80	5.40	1.03
	Hypothetical[b,c]		1,000.00	1,020.01	5.24	1.03
Class R2 Shares	Actual	[b]	1,000.00	1,083.60	4.62	0.88
	Hypothetical[b,c]		1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,085.80	2.00	0.38
	Hypothetical[b,c]		1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,086.80	0.74	0.14
	Hypothetical[b,c]		1,000.00	1,024.50	0.71	0.14
a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

85

Statement of Investments

October 31, 2013

Nationwide Destination 2035 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 20.1%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,341,791	$32,816,388

Total Alternative Assets (cost $32,255,319)		32,816,388

Equity Funds 78.0%
Nationwide International Index Fund, Institutional Class (a)	4,658,946	39,368,092
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,311,038	24,621,290
Nationwide S&P 500 Index Fund, Institutional Class. (a)	3,150,106	45,928,543
Nationwide Small Cap Index Fund, Institutional Class (a)	1,135,615	17,885,931

Total Equity Funds (cost $99,811,429)		127,803,856

Fixed Income Fund 2.0%
Nationwide Bond Index Fund, Institutional Class (a)	290,512	3,288,594

Total Fixed Income Fund (cost $3,359,277)		3,288,594

Total Mutual Funds (cost $135,426,025)		163,908,838

Exchange Traded Fund 0.0%†

Fixed Income Fund 0.0%†
iShares Barclays 1-3 Year Credit Bond Fund	1	105

Total Exchange Traded Fund (cost $105)		105

Total Investments (cost $135,426,130) (b) — 100.1%		163,908,943

Liabilities in excess of other assets — (0.1)%		(84,145)

NET ASSETS — 100.0%		$163,824,798

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

86

Statement of Assets and Liabilities

October 31, 2013

Nationwide Destination 2035 Fund
Assets:
Investments in affiliates, at value (cost $135,426,025)	$163,908,838
Investments in non-affiliates, at value (cost $105)	105

Total Investments	163,908,943

Cash	60
Receivable for investments sold	410,539
Receivable for capital shares issued	22,163

Total Assets	164,341,705

Liabilities:
Payable for capital shares redeemed	432,768
Accrued expenses and other payables:
Investment advisory fees	17,826
Distribution fees	38,521
Administrative servicing fees	26,848
Trustee fees (Note 3)	626
Professional fees (Note 3)	318

Total Liabilities	516,907

Net Assets	$163,824,798

Represented by:
Capital	$129,345,076
Accumulated net realized gains from affiliated and non-affiliated investments	5,996,909
Net unrealized appreciation/(depreciation) from investments in affiliates	28,482,813

Net Assets	$163,824,798

Net Assets:
Class A Shares	$16,026,739
Class C Shares	1,384,187
Class R1 Shares	3,691,252
Class R2 Shares	75,700,964
Institutional Service Class Shares	45,549,609
Institutional Class Shares	21,472,047

Total	$163,824,798

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,502,567
Class C Shares	130,993
Class R1 Shares	347,089
Class R2 Shares	7,124,375
Institutional Service Class Shares	4,265,176
Institutional Class Shares	2,002,491

Total	15,372,691

87

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Destination 2035 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.67
Class C Shares (b)	$10.57
Class R1 Shares	$10.63
Class R2 Shares	$10.63
Institutional Service Class Shares	$10.68
Institutional Class Shares	$10.72
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.32

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

88

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,548,376
Dividend income from non-affiliates	15,704

Total Income	2,564,080

EXPENSES:
Investment advisory fees	179,028
Distribution fees Class A	35,885
Distribution fees Class C	12,552
Distribution fees Class R1	20,711
Distribution fees Class R2	331,014
Administrative servicing fees Class A	35,885
Administrative servicing fees Class R1	7,966
Administrative servicing fees Class R2	165,443
Administrative servicing fees Institutional Service Class	91,300
Professional fees (Note 3)	1,441
Trustee fees (Note 3)	5,175

Total Expenses	886,400

NET INVESTMENT INCOME	1,677,680

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,514,678
Net realized gains from investment transactions with affiliates	6,196,749
Net realized losses from investment transactions with non-affiliates	(7,077)

Net realized gains from affiliated and non-affiliated investments	7,704,350

Net change in unrealized appreciation/(depreciation) from investments in affiliates	19,137,918
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(6,327)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	19,131,591

Net realized/unrealized gains from affiliated and non-affiliated investments	26,835,941

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$28,513,621

The accompanying notes are an integral part of these financial statements.

89

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$1,677,680	$952,552
Net realized gains from affiliated and non-affiliated investments	7,704,350	4,175,368
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	19,131,591	3,870,146

Change in net assets resulting from operations	28,513,621	8,998,066

Distributions to Shareholders From:
Net investment income:
Class A	(191,758)	(123,786)
Class C	(11,940)	(3,946)
Class R1	(30,682)	(20,706)
Class R2	(728,956)	(425,386)
Institutional Service Class	(550,904)	(301,315)
Institutional Class	(286,500)	(173,986)
Net realized gains:
Class A	(427,913)	(294,516)
Class C	(37,998)	(7,827)
Class R1	(93,467)	(86,192)
Class R2	(1,970,670)	(1,286,846)
Institutional Service Class	(990,348)	(555,792)
Institutional Class	(458,732)	(280,772)

Change in net assets from shareholder distributions	(5,779,868)	(3,561,070)

Change in net assets from capital transactions	27,975,336	24,560,447

Change in net assets	50,709,089	29,997,443

Net Assets:
Beginning of year	113,115,709	83,118,266

End of year	$163,824,798	$113,115,709

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,146,579	$3,273,852
Dividends reinvested	619,671	418,302
Cost of shares redeemed	(4,634,628)	(1,491,824)

Total Class A Shares	1,131,622	2,200,330

Class C Shares
Proceeds from shares issued	223,048	795,218
Dividends reinvested	49,938	11,773
Cost of shares redeemed	(130,974)	(67,075)

Total Class C Shares	142,012	739,916

Class R1 Shares
Proceeds from shares issued	727,065	929,670
Dividends reinvested	124,149	106,898
Cost of shares redeemed	(428,750)	(1,088,988)

Total Class R1 Shares	422,464	(52,420)

90

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$12,930,574	$12,786,044
Dividends reinvested	2,699,626	1,712,232
Cost of shares redeemed	(6,736,277)	(4,574,083)

Total Class R2 Shares	8,893,923	9,924,193

Institutional Service Class Shares
Proceeds from shares issued	15,016,321	9,641,979
Dividends reinvested	1,541,252	857,107
Cost of shares redeemed	(4,883,168)	(2,149,527)

Total Institutional Service Class Shares	11,674,405	8,349,559

Institutional Class Shares
Proceeds from shares issued	8,784,398	4,631,795
Dividends reinvested	745,232	454,758
Cost of shares redeemed	(3,818,720)	(1,687,684)

Total Institutional Class Shares	5,710,910	3,398,869

Change in net assets from capital transactions	$27,975,336	$24,560,447

SHARE TRANSACTIONS:
Class A Shares
Issued	525,442	374,565
Reinvested	68,660	50,755
Redeemed	(472,765)	(169,752)

Total Class A Shares	121,337	255,568

Class C Shares
Issued	23,713	91,389
Reinvested	5,608	1,433
Redeemed	(13,482)	(7,692)

Total Class C Shares	15,839	85,130

Class R1 Shares
Issued	74,456	107,637
Reinvested	13,858	13,100
Redeemed	(43,402)	(121,996)

Total Class R1 Shares	44,912	(1,259)

Class R2 Shares
Issued	1,340,041	1,467,171
Reinvested	301,233	209,156
Redeemed	(692,362)	(525,277)

Total Class R2 Shares	948,912	1,151,050

Institutional Service Class Shares
Issued	1,535,991	1,095,751
Reinvested	169,790	103,550
Redeemed	(490,529)	(245,202)

Total Institutional Service Class Shares	1,215,252	954,099

91

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	879,431	529,395
Reinvested	81,537	54,636
Redeemed	(389,075)	(195,502)

Total Institutional Class Shares	571,893	388,529

Total change in shares	2,918,145	2,833,117

The accompanying notes are an integral part of these financial statements.

92

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$9.09	0.12	1.91	2.03	(0.14)	(0.31)	(0.45)	$10.67	23.24%	$16,026,739	0.63%	1.25%	0.63%	18.63%
Year Ended October 31, 2012 (c)	$8.65	0.09	0.70	0.79	(0.10)	(0.25)	(0.35)	$9.09	9.60%	$12,557,034	0.66%	0.99%	0.66%	19.07%
Year Ended October 31, 2011 (c)	$8.54	0.13	0.15	0.28	(0.15)	(0.02)	(0.17)	$8.65	3.19%	$9,734,398	0.83%	1.42%	0.83%	26.04%
Year Ended October 31, 2010 (c)	$7.53	0.08	1.13	1.21	(0.12)	(0.08)	(0.20)	$8.54	16.20%	$6,517,439	0.83%	1.00%	0.83%	9.62%
Year Ended October 31, 2009 (c)	$6.68	0.11	0.90	1.01	(0.13)	(0.03)	(0.16)	$7.53	15.49%	$2,098,910	0.83%	1.56%	0.83%	18.42%

Class C Shares
Year Ended October 31, 2013 (c)	$9.02	0.07	1.89	1.96	(0.10)	(0.31)	(0.41)	$10.57	22.57%	$1,384,187	1.13%	0.76%	1.13%	18.63%
Year Ended October 31, 2012 (c)	$8.60	0.04	0.70	0.74	(0.07)	(0.25)	(0.32)	$9.02	9.16%	$1,038,535	1.15%	0.42%	1.15%	19.07%
Year Ended October 31, 2011(c)	$8.49	0.10	0.13	0.23	(0.10)	(0.02)	(0.12)	$8.60	2.60%	$258,058	1.33%	1.11%	1.33%	26.04%
Year Ended October 31, 2010 (c)	$7.50	0.06	1.10	1.16	(0.09)	(0.08)	(0.17)	$8.49	15.63%	$248,436	1.33%	0.78%	1.33%	9.62%
Year Ended October 31, 2009 (c)	$6.65	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.50	14.97%	$78,692	1.33%	1.35%	1.33%	18.42%

Class R1 Shares
Year Ended October 31, 2013 (c)	$9.07	0.08	1.89	1.97	(0.10)	(0.31)	(0.41)	$10.63	22.61%	$3,691,252	1.03%	0.84%	1.03%	18.63%
Year Ended October 31, 2012 (c)	$8.63	0.05	0.70	0.75	(0.06)	(0.25)	(0.31)	$9.07	9.16%	$2,740,456	1.07%	0.63%	1.07%	19.07%
Year Ended October 31, 2011 (c)	$8.52	0.09	0.16	0.25	(0.12)	(0.02)	(0.14)	$8.63	2.86%	$2,617,473	1.23%	1.01%	1.23%	26.04%
Year Ended October 31, 2010 (c)	$7.52	0.08	1.09	1.17	(0.09)	(0.08)	(0.17)	$8.52	15.73%	$908,658	1.23%	1.00%	1.23%	9.62%
Year Ended October 31, 2009 (c)	$6.67	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.52	14.90%	$668,175	1.23%	1.43%	1.23%	18.42%

Class R2 Shares
Year Ended October 31, 2013 (c)	$9.06	0.10	1.89	1.99	(0.11)	(0.31)	(0.42)	$10.63	22.91%	$75,700,964	0.88%	1.00%	0.88%	18.63%
Year Ended October 31, 2012 (c)	$8.62	0.07	0.70	0.77	(0.08)	(0.25)	(0.33)	$9.06	9.37%	$55,946,652	0.91%	0.75%	0.91%	19.07%
Year Ended October 31, 2011 (c)	$8.51	0.11	0.14	0.25	(0.12)	(0.02)	(0.14)	$8.62	2.96%	$43,308,991	1.08%	1.25%	1.08%	26.04%
Year Ended October 31, 2010 (c)	$7.51	0.08	1.10	1.18	(0.10)	(0.08)	(0.18)	$8.51	15.89%	$31,456,319	1.09%	1.06%	1.09%	9.62%
Year Ended October 31, 2009 (c)	$6.67	0.09	0.89	0.98	(0.11)	(0.03)	(0.14)	$7.51	15.15%	$18,324,931	1.08%	1.30%	1.08%	18.42%

Institutional Service Class Shares
Year Ended October 31, 2013 (c)	$9.10	0.14	1.91	2.05	(0.16)	(0.31)	(0.47)	$10.68	23.52%	$45,549,609	0.38%	1.44%	0.38%	18.63%
Year Ended October 31, 2012 (c)	$8.66	0.11	0.70	0.81	(0.12)	(0.25)	(0.37)	$9.10	9.86%	$27,762,165	0.41%	1.24%	0.41%	19.07%
Year Ended October 31, 2011 (c)	$8.55	0.15	0.15	0.30	(0.17)	(0.02)	(0.19)	$8.66	3.45%	$18,146,376	0.58%	1.65%	0.58%	26.04%
Year Ended October 31, 2010 (c)	$7.53	0.12	1.11	1.23	(0.13)	(0.08)	(0.21)	$8.55	16.56%	$10,132,411	0.59%	1.53%	0.59%	9.62%
Year Ended October 31, 2009 (c)	$6.68	0.12	0.90	1.02	(0.14)	(0.03)	(0.17)	$7.53	15.65%	$4,641,953	0.58%	1.78%	0.58%	18.42%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.14	0.17	1.90	2.07	(0.18)	(0.31)	(0.49)	$10.72	23.71%	$21,472,047	0.13%	1.71%	0.13%	18.63%
Year Ended October 31, 2012 (c)	$8.69	0.13	0.71	0.84	(0.14)	(0.25)	(0.39)	$9.14	10.20%	$13,070,867	0.16%	1.49%	0.16%	19.07%
Year Ended October 31, 2011 (c)	$8.57	0.18	0.15	0.33	(0.19)	(0.02)	(0.21)	$8.69	3.80%	$9,052,970	0.33%	1.99%	0.33%	26.04%
Year Ended October 31, 2010 (c)	$7.55	0.15	1.10	1.25	(0.15)	(0.08)	(0.23)	$8.57	16.71%	$5,498,091	0.34%	1.85%	0.34%	9.62%
Year Ended October 31, 2009 (c)	$6.69	0.13	0.91	1.04	(0.15)	(0.03)	(0.18)	$7.55	16.07%	$3,518,013	0.33%	1.95%	0.33%	18.42%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

93

Fund Commentary	Nationwide Destination 2040 Fund

For the annual period ended October 31, 2013, the Nationwide Destination 2040 Fund (Class R2) returned 24.07% versus 22.44% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 182 funds as of October 31, 2013) was 21.34% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the significant Fund allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares) and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high-yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

94

Fund Commentary (con’t.)	Nationwide Destination 2040 Fund

The negative return from the Fund’s investment in the Nationwide Bond Index Fund was the only detractor from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations, most notably a reduction in the allocations to the underlying Nationwide S&P 500 Index Fund and Nationwide International Index Fund, and an increase in the allocation to the Alternatives Fund. These changes were intended to improve the risk-return characteristics of this Fund. Please see the Fund’s prospectus for more details.

Nationwide Destination 2040 Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide S&P 500 Index Fund	28%
Nationwide International Index Fund	25%
Nationwide Mid Cap Market Index Fund	17%
Nationwide Small Cap Index Fund	12%
Nationwide Alternatives Allocation Fund	16%
Nationwide Bond Index Fund	2%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

95

Fund Commentary (con’t.)	Nationwide Destination 2040 Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Destination 2040 Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2040 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

96

Fund Overview	Nationwide Destination 2040 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 87% of its allocations and contributed more than 95% to the returns of the Fund during the period.

•	One of the Fund’s investments in U.S. bonds detracted from returns during the period.

•	The Fund recently increased its exposure to the underlying Nationwide Alternatives Allocation Fund, thus increasing the Fund’s exposure to alternative asset classes.

Asset Allocation†

Equity Funds	82.1%
Alternative Assets	16.0%
Fixed Income Funds	2.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	28.0%
Nationwide International Index Fund, Institutional Class	25.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	17.0%
Nationwide Alternatives Allocation Fund, Institutional Class	16.0%
Nationwide Small Cap Index Fund, Institutional Class	12.0%
Nationwide Bond Index Fund, Institutional Class	2.0%
iShares Barclays 1-3 Year Credit Bond Fund†††	0.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

†††	Amount rounds to less than 0.1%.

97

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[5]
Class A	w/o SC1	24.40%		13.58%	3.78%
	w/SC2	17.23%		12.23%	2.79%
Class C	w/o SC1	23.65%		13.01%	3.26%
	w/SC	22.65%	[3]	13.01%	3.26%
Class R1[4]		23.89%		13.11%	3.35%
Class R2[4]		24.07%		13.26%	3.50%
Institutional Service Class[4]		24.74%		13.86%	4.03%
Institutional Class[4]		24.98%		14.11%	4.28%

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Services Class	0.68%
Institutional Class	0.43%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

98

Fund Performance (con’t.)	Nationwide Destination 2040 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2040 Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate 2040 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

99

Shareholder Expense Example	Nationwide Destination 2040 Fund

Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2040 Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,089.30	3.32	0.63
	Hypothetical	[b,c]	1,000.00	1,022.03	3.21	0.63
Class C Shares	Actual	[b]	1,000.00	1,086.40	5.94	1.13
	Hypothetical	[b,c]	1,000.00	1,019.51	5.75	1.13
Class R1 Shares	Actual	[b]	1,000.00	1,086.70	5.42	1.03
	Hypothetical	[b,c]	1,000.00	1,020.01	5.24	1.03
Class R2 Shares	Actual	[b]	1,000.00	1,087.20	4.63	0.88
	Hypothetical	[b,c]	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,091.50	2.00	0.38
	Hypothetical	[b,c]	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,091.50	0.74	0.14
	Hypothetical	[b,c]	1,000.00	1,024.50	0.71	0.14

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

100

Statement of Investments

October 31, 2013

Nationwide Destination 2040 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 16.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	2,151,281	$21,125,576

Total Alternative Assets (cost $20,727,020)		21,125,576

Equity Funds 82.1%
Nationwide International Index Fund, Institutional Class (a)	3,905,344	33,000,155
Nationwide Mid Cap Market Index
Fund, Institutional Class (a)	1,195,153	22,444,974
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,534,866	36,958,349
Nationwide Small Cap Index Fund, Institutional Class (a)	1,000,645	15,760,164

Total Equity Funds (cost $84,191,157)		108,163,642

Fixed Income Fund 2.0%
Nationwide Bond Index Fund, Institutional Class (a)	234,554	2,655,149

Total Fixed Income Fund (cost $2,724,495)		2,655,149

Total Mutual Funds (cost $107,642,672)		131,944,367

Exchange Traded Fund 0.0%†

Fixed Income Fund 0.0% †
iShares Barclays 1-3 Year Credit Bond Fund	10	1,054

Total Exchange Traded Fund (cost $1,051)		1,054

Total Investments (cost $107,643,723) (b) — 100.1%		131,945,421

Liabilities in excess of other assets — (0.1)%		(73,760)

NET ASSETS — 100.0%		$131,871,661

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

101

Statement of Assets and Liabilities

October 31, 2013

Nationwide Destination 2040 Fund
Assets:
Investments in affiliates, at value (cost $107,642,672)	$131,944,367
Investments in non-affiliates, at value (cost $1,051)	1,054

Total Investments	131,945,421

Cash	2
Receivable for investments sold	467,069
Receivable for capital shares issued	35,118

Total Assets	132,447,610

Liabilities:
Payable for capital shares redeemed	502,186
Accrued expenses and other payables:
Investment advisory fees	14,370
Distribution fees	34,481
Administrative servicing fees	24,166
Trustee fees (Note 3)	490
Professional fees	256

Total Liabilities	575,949

Net Assets	$131,871,661

Represented by:
Capital	$101,983,336
Accumulated net realized gains from affiliated and non-affiliated investments	5,586,627
Net unrealized appreciation/(depreciation) from investments in affiliates	24,301,695
Net unrealized appreciation/(depreciation) from investments in non-affiliates	3

Net Assets	$131,871,661

Net Assets:
Class A Shares	$13,346,054
Class C Shares	541,780
Class R1 Shares	9,089,198
Class R2 Shares	61,997,351
Institutional Service Class Shares	29,631,504
Institutional Class Shares	17,265,774

Total	$131,871,661

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,271,225
Class C Shares	51,686
Class R1 Shares	868,909
Class R2 Shares	5,925,506
Institutional Service Class Shares	2,812,063
Institutional Class Shares	1,634,901

Total	12,564,290

102

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Destination 2040 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.50
Class C Shares (b)	$10.48
Class R1 Shares	$10.46
Class R2 Shares	$10.46
Institutional Service Class Shares	$10.54
Institutional Class Shares	$10.56
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.14

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

103

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,081,490
Dividend income from non-affiliates	12,658

Total Income	2,094,148

EXPENSES:
Investment advisory fees	144,204
Distribution fees Class A	28,921
Distribution fees Class C	5,213
Distribution fees Class R1	54,978
Distribution fees Class R2	272,267
Administrative servicing fees Class A	28,922
Administrative servicing fees Class R1	21,145
Administrative servicing fees Class R2	136,081
Administrative servicing fees Institutional Service Class	60,181
Professional fees (Note 3)	1,160
Trustee fees (Note 3)	4,161

Total Expenses	757,233

NET INVESTMENT INCOME	1,336,915

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,270,936
Net realized gains from investment transactions with affiliates	5,867,168
Net realized losses from investment transactions with non-affiliates	(5,660)

Net realized gains from affiliated and non-affiliated investments	7,132,444

Net change in unrealized appreciation/(depreciation) from investments in affiliates	15,524,368
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(5,089)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	15,519,279

Net realized/unrealized gains from affiliated and non-affiliated investments	22,651,723

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,988,638

The accompanying notes are an integral part of these financial statements.

104

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$1,336,915	$713,421
Net realized gains from affiliated and non-affiliated investments	7,132,444	2,797,946
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	15,519,279	3,461,116

Change in net assets resulting from operations	23,988,638	6,972,483

Distributions to Shareholders From:
Net investment income:
Class A	(157,232)	(96,518)
Class C	(5,984)	(3,247)
Class R1	(90,889)	(52,188)
Class R2	(610,344)	(332,145)
Institutional Service Class	(367,535)	(195,594)
Institutional Class	(207,316)	(120,367)
Net realized gains:
Class A	(289,313)	(241,700)
Class C	(15,968)	(14,944)
Class R1	(233,291)	(210,203)
Class R2	(1,363,785)	(1,046,383)
Institutional Service Class	(553,732)	(373,782)
Institutional Class	(267,950)	(209,581)

Change in net assets from shareholder distributions	(4,163,339)	(2,896,652)

Change in net assets from capital transactions	21,524,290	19,704,625

Change in net assets	41,349,589	23,780,456

Net Assets:
Beginning of year	90,522,072	66,741,616

End of year	$131,871,661	$90,522,072

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,565,922	$2,955,824
Dividends reinvested	446,545	338,218
Cost of shares redeemed	(3,515,666)	(1,474,554)

Total Class A Shares	1,496,801	1,819,488

Class C Shares
Proceeds from shares issued	18,120	73,630
Dividends reinvested	21,952	18,191
Cost of shares redeemed	(132,089)	(51,133)

Total Class C Shares	(92,017)	40,688

Class R1 Shares
Proceeds from shares issued	1,205,425	1,550,417
Dividends reinvested	324,180	262,391
Cost of shares redeemed	(1,851,907)	(902,105)

Total Class R1 Shares	(322,302)	910,703

105

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$11,399,428	$11,261,667
Dividends reinvested	1,974,129	1,378,528
Cost of shares redeemed	(6,233,414)	(3,254,113)

Total Class R2 Shares	7,140,143	9,386,082

Institutional Service Class Shares
Proceeds from shares issued	8,702,496	6,389,361
Dividends reinvested	921,267	569,376
Cost of shares redeemed	(2,510,374)	(1,384,715)

Total Institutional Service Class Shares	7,113,389	5,574,022

Institutional Class Shares
Proceeds from shares issued	7,058,762	3,667,972
Dividends reinvested	475,266	329,948
Cost of shares redeemed	(1,345,752)	(2,024,278)

Total Institutional Class Shares	6,188,276	1,973,642

Change in net assets from capital transactions	$21,524,290	$19,704,625

SHARE TRANSACTIONS:
Class A Shares
Issued	476,240	349,974
Reinvested	50,611	42,363
Redeemed	(365,994)	(173,574)

Total Class A Shares	160,857	218,763

Class C Shares
Issued	1,914	8,709
Reinvested	2,505	2,295
Redeemed	(14,437)	(6,129)

Total Class C Shares	(10,018)	4,875

Class R1 Shares
Issued	126,567	183,540
Reinvested	37,063	33,142
Redeemed	(194,557)	(106,784)

Total Class R1 Shares	(30,927)	109,898

Class R2 Shares
Issued	1,209,020	1,324,795
Reinvested	225,248	173,597
Redeemed	(643,477)	(385,600)

Total Class R2 Shares	790,791	1,112,792

Institutional Service Class Shares
Issued	909,847	747,408
Reinvested	103,530	70,737
Redeemed	(255,093)	(160,415)

Total Institutional Service Class Shares	758,284	657,730

106

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	716,493	429,579
Reinvested	53,060	40,889
Redeemed	(140,793)	(244,220)

Total Institutional Class Shares	628,760	226,248

Total change in shares	2,297,747	2,330,306

The accompanying notes are an integral part of these financial statements.

107

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$8.82	0.12	1.96	2.08	(0.14)	(0.26)	(0.40)	$10.50	24.40%	$13,346,054	0.63%	1.27%	0.63%	16.74%
Year Ended October 31, 2012 (c)	$8.42	0.08	0.67	0.75	(0.10)	(0.25)	(0.35)	$8.82	9.35%	$9,796,546	0.66%	0.97%	0.66%	18.76%
Year Ended October 31, 2011 (c)	$8.33	0.13	0.13	0.26	(0.14)	(0.03)	(0.17)	$8.42	3.06%	$7,503,499	0.83%	1.47%	0.83%	24.59%
Year Ended October 31, 2010 (c)	$7.30	0.07	1.14	1.21	(0.11)	(0.07)	(0.18)	$8.33	16.98%	$5,923,289	0.84%	0.91%	0.84%	10.38%
Year Ended October 31, 2009 (c)	$6.48	0.09	0.87	0.96	(0.12)	(0.02)	(0.14)	$7.30	15.25%	$2,018,572	0.83%	1.37%	0.83%	16.68%

Class C Shares
Year Ended October 31, 2013 (c)	$8.82	0.09	1.93	2.02	(0.10)	(0.26)	(0.36)	$10.48	23.65%	$541,780	1.13%	0.92%	1.13%	16.74%
Year Ended October 31, 2012 (c)	$8.41	0.04	0.67	0.71	(0.05)	(0.25)	(0.30)	$8.82	8.96%	$543,944	1.17%	0.51%	1.17%	18.76%
Year Ended October 31, 2011 (c)	$8.33	0.08	0.13	0.21	(0.10)	(0.03)	(0.13)	$8.41	2.48%	$477,951	1.33%	0.91%	1.33%	24.59%
Year Ended October 31, 2010 (c)	$7.31	0.07	1.10	1.17	(0.08)	(0.07)	(0.15)	$8.33	16.27%	$331,870	1.33%	0.88%	1.33%	10.38%
Year Ended October 31, 2009 (c)	$6.48	0.07	0.86	0.93	(0.08)	(0.02)	(0.10)	$7.31	14.81%	$192,720	1.33%	1.08%	1.33%	16.68%

Class R1 Shares
Year Ended October 31, 2013 (c)	$8.79	0.09	1.94	2.03	(0.10)	(0.26)	(0.36)	$10.46	23.89%	$9,089,198	1.03%	0.93%	1.03%	16.74%
Year Ended October 31, 2012 (c)	$8.39	0.05	0.66	0.71	(0.06)	(0.25)	(0.31)	$8.79	8.95%	$7,912,866	1.07%	0.59%	1.07%	18.76%
Year Ended October 31, 2011 (c)	$8.31	0.09	0.13	0.22	(0.11)	(0.03)	(0.14)	$8.39	2.56%	$6,627,067	1.23%	0.99%	1.23%	24.59%
Year Ended October 31, 2010 (c)	$7.28	0.06	1.12	1.18	(0.08)	(0.07)	(0.15)	$8.31	16.51%	$4,682,141	1.23%	0.83%	1.23%	10.38%
Year Ended October 31, 2009 (c)	$6.47	0.07	0.86	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.81%	$3,031,797	1.23%	1.06%	1.23%	16.68%

Class R2 Shares
Year Ended October 31, 2013 (c)	$8.79	0.10	1.94	2.04	(0.11)	(0.26)	(0.37)	$10.46	24.07%	$61,997,351	0.88%	1.02%	0.88%	16.74%
Year Ended October 31, 2012 (c)	$8.39	0.06	0.67	0.73	(0.08)	(0.25)	(0.33)	$8.79	9.13%	$45,158,577	0.91%	0.72%	0.91%	18.76%
Year Ended October 31, 2011 (c)	$8.31	0.10	0.13	0.23	(0.12)	(0.03)	(0.15)	$8.39	2.71%	$33,748,270	1.08%	1.18%	1.08%	24.59%
Year Ended October 31, 2010 (c)	$7.28	0.07	1.12	1.19	(0.09)	(0.07)	(0.16)	$8.31	16.66%	$24,661,000	1.08%	0.95%	1.08%	10.38%
Year Ended October 31, 2009 (c)	$6.47	0.08	0.85	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.89%	$14,091,812	1.08%	1.17%	1.08%	16.68%

Institutional Service Class Shares
Year Ended October 31, 2013 (c)	$8.85	0.14	1.97	2.11	(0.16)	(0.26)	(0.42)	$10.54	24.74%	$29,631,504	0.38%	1.46%	0.38%	16.74%
Year Ended October 31, 2012 (c)	$8.44	0.10	0.68	0.78	(0.12)	(0.25)	(0.37)	$8.85	9.72%	$18,183,863	0.41%	1.21%	0.41%	18.76%
Year Ended October 31, 2011 (c)	$8.36	0.14	0.13	0.27	(0.16)	(0.03)	(0.19)	$8.44	3.19%	$11,787,766	0.58%	1.61%	0.58%	24.59%
Year Ended October 31, 2010 (c)	$7.32	0.11	1.12	1.23	(0.12)	(0.07)	(0.19)	$8.36	17.14%	$6,918,721	0.59%	1.41%	0.59%	10.38%
Year Ended October 31, 2009 (c)	$6.49	0.11	0.87	0.98	(0.13)	(0.02)	(0.15)	$7.32	15.68%	$2,928,077	0.58%	1.61%	0.58%	16.68%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$8.87	0.16	1.97	2.13	(0.18)	(0.26)	(0.44)	$10.56	24.98%	$17,265,774	0.13%	1.69%	0.13%	16.74%
Year Ended October 31, 2012 (c)	$8.46	0.12	0.68	0.80	(0.14)	(0.25)	(0.39)	$8.87	9.96%	$8,926,276	0.16%	1.45%	0.16%	18.76%
Year Ended October 31, 2011 (c)	$8.37	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$8.46	3.54%	$6,597,063	0.33%	1.87%	0.33%	24.59%
Year Ended October 31, 2010 (c)	$7.32	0.14	1.11	1.25	(0.13)	(0.07)	(0.20)	$8.37	17.47%	$3,860,495	0.34%	1.79%	0.34%	10.38%
Year Ended October 31, 2009 (c)	$6.50	0.12	0.86	0.98	(0.14)	(0.02)	(0.16)	$7.32	15.74%	$2,510,153	0.33%	1.89%	0.33%	16.68%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

108

Fund Commentary	Nationwide Destination 2045 Fund

For the annual period ended October 31, 2013, the Nationwide Destination 2045 Fund (Class R2) returned 24.49% versus 22.59% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 141 funds as of October 31, 2013) was 22.63% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the Fund’s allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares) and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high-yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

109

Fund Commentary (con’t.)	Nationwide Destination 2045 Fund

The negative return from the Fund’s investment in the Nationwide Bond Index Fund was the only detractor from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations, most notably a reduction in the allocations to the underlying Nationwide S&P 500 Index Fund and Nationwide International Index Fund, and an increase in the allocation to the Alternatives Fund. These changes were intended to improve the risk-return characteristics of this Fund. Please see the Fund’s prospectus for more details.

Nationwide Destination 2045 Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide S&P 500 Index Fund	30%
Nationwide International Index Fund	27%
Nationwide Mid Cap Market Index Fund	18%
Nationwide Small Cap Index Fund	13%
Nationwide Alternatives Allocation Fund	12%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

110

Fund Commentary (con’t.)	Nationwide Destination 2045 Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Destination 2045 Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2045 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

111

Fund Overview	Nationwide Destination 2045 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 88% of its allocations and contributed more than 95% to the returns of the Fund during the period.

•	One of the Fund’s investments in U.S. bonds detracted from returns during the period.

Asset Allocation†

Equity Funds	88.1%
Alternative Assets	12.0%
Fixed Income Fund††	0.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	27.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	13.0%
Nationwide Alternatives Allocation Fund, Institutional Class	12.0%
iShares Barclays 1-3 Year Credit Bond Fund††	0.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2013.

112

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[5]
Class A	w/o SC1	24.90%		13.72%	3.82%
	w/SC2	17.71%		12.37%	2.83%
Class C	w/o SC1	24.26%		13.17%	3.28%
	w/SC	23.26%	[3]	13.17%	3.28%
Class R1[4]		24.46%		13.29%	3.37%
Class R2[4]		24.49%		13.44%	3.54%
Institutional Service Class[4]		25.25%		14.01%	4.02%
Institutional Class[4]		25.54%		14.31%	4.30%

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Services Class	0.68%
Institutional Class	0.43%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

113

Fund Performance (con’t.)	Nationwide Destination 2045 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2045 Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate 2045 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

114

Shareholder Expense Example	Nationwide Destination 2045 Fund

Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2045 Fund October 31, 2013			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,092.50	3.38	0.64
	Hypothetical	[b,c]	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	[b]	1,000.00	1,089.80	5.95	1.13
	Hypothetical	[b,c]	1,000.00	1,019.51	5.75	1.13
Class R1 Shares	Actual	[b]	1,000.00	1,091.10	5.43	1.03
	Hypothetical	[b,c]	1,000.00	1,020.01	5.24	1.03
Class R2 Shares	Actual	[b]	1,000.00	1,090.60	4.64	0.88
	Hypothetical	[b,c]	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,094.00	2.01	0.38
	Hypothetical	[b,c]	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,094.80	0.74	0.14
	Hypothetical	[b,c]	1,000.00	1,024.50	0.71	0.14

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

115

Statement of Investments

October 31, 2013

Nationwide Destination 2045 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	948,826	$9,317,473

Total Alternative Assets (cost $9,154,367)		9,317,473

Equity Funds 88.1%
Nationwide International Index Fund, Institutional Class (a)	2,478,750	20,945,434
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	743,805	13,968,658
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,596,092	23,271,026
Nationwide Small Cap Index Fund, Institutional Class (a)	636,003	10,017,041

Total Equity Funds (cost $54,193,943)		68,202,159

Total Mutual Funds (cost $63,348,310)		77,519,632

Exchange Traded Fund 0.0%†

Fixed Income Fund 0.0% †
iShares Barclays 1-3 Year Credit Bond Fund	1	105

Total Exchange Traded Fund (cost $105)		105

Total Investments (cost $63,348,415) (b) — 100.1%		77,519,737

Liabilities in excess of other assets — (0.1)%		(43,615)

NET ASSETS — 100.0%		$77,476,122

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

116

Statement of Assets and Liabilities

October 31, 2013

Nationwide Destination 2045 Fund
Assets:
Investments in affiliates, at value (cost $63,348,310)	$77,519,632
Investments in non-affiliates, at value (cost $105)	105

Total Investments	77,519,737

Cash	551
Receivable for investments sold	375,069
Receivable for capital shares issued	32,219

Total Assets	77,927,576

Liabilities:
Payable for capital shares redeemed	407,288
Accrued expenses and other payables:
Investment advisory fees	8,435
Distribution fees	22,033
Administrative servicing fees	13,197
Trustee fees (Note 3)	355
Professional fees	146

Total Liabilities	451,454

Net Assets	$77,476,122

Represented by:
Capital	$61,374,975
Accumulated net realized gains from affiliated and non-affiliated investments	1,929,825
Net unrealized appreciation/(depreciation) from investments in affiliates	14,171,322

Net Assets	$77,476,122

Net Assets:
Class A Shares	$9,638,145
Class C Shares	1,889,419
Class R1 Shares	2,282,509
Class R2 Shares	40,428,471
Institutional Service Class Shares	11,714,723
Institutional Class Shares	11,522,855

Total	$77,476,122

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	925,848
Class C Shares	182,481
Class R1 Shares	220,599
Class R2 Shares	3,905,084
Institutional Service Class Shares	1,126,614
Institutional Class Shares	1,102,347

Total	7,462,973

117

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Destination 2045 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.41
Class C Shares (b)	$10.35
Class R1 Shares	$10.35
Class R2 Shares	$10.35
Institutional Service Class Shares	$10.40
Institutional Class Shares	$10.45
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.05

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

118

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,169,237
Dividend income from non-affiliates	7,126

Total Income	1,176,363

EXPENSES:
Investment advisory fees	81,919
Distribution fees Class A	20,722
Distribution fees Class C	15,801
Distribution fees Class R1	13,022
Distribution fees Class R2	172,645
Administrative servicing fees Class A	20,721
Administrative servicing fees Class R1	5,009
Administrative servicing fees Class R2	86,290
Administrative servicing fees Institutional Service Class	22,157
Professional fees (Note 3)	668
Trustee fees (Note 3)	2,439

Total Expenses	441,393

NET INVESTMENT INCOME	734,970

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	696,522
Net realized gains from investment transactions with affiliates	1,984,828
Net realized losses from investment transactions with non-affiliates	(3,465)

Net realized gains from affiliated and non-affiliated investments	2,677,885

Net change in unrealized appreciation/(depreciation) from investments in affiliates	10,489,630
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(2,798)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non- affiliates	10,486,832

Net realized/unrealized gains from affiliated and non-affiliated investments	13,164,717

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,899,687

The accompanying notes are an integral part of these financial statements.

119

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$734,970	$355,224
Net realized gains from affiliated and non-affiliated investments	2,677,885	1,614,365
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	10,486,832	1,670,318

Change in net assets resulting from operations	13,899,687	3,639,907

Distributions to Shareholders From:
Net investment income:
Class A	(110,404)	(60,504)
Class C	(13,772)	(3,301)
Class R1	(20,032)	(10,066)
Class R2	(383,828)	(197,753)
Institutional Service Class	(136,810)	(67,873)
Institutional Class	(130,909)	(64,201)
Net realized gains:
Class A	(169,214)	(191,426)
Class C	(30,084)	(9,172)
Class R1	(42,441)	(51,586)
Class R2	(712,623)	(802,169)
Institutional Service Class	(171,504)	(159,943)
Institutional Class	(136,480)	(138,540)

Change in net assets from shareholder distributions	(2,058,101)	(1,756,534)

Change in net assets from capital transactions	16,485,716	13,576,044

Change in net assets	28,327,302	15,459,417

Net Assets:
Beginning of year	49,148,820	33,689,403

End of year	$77,476,122	$49,148,820

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,463,270	$1,878,254
Dividends reinvested	279,618	251,930
Cost of shares redeemed	(2,376,805)	(508,728)

Total Class A Shares	1,366,083	1,621,456

Class C Shares
Proceeds from shares issued	638,309	870,363
Dividends reinvested	43,856	12,473
Cost of shares redeemed	(186,221)	(36,962)

Total Class C Shares	495,944	845,874

Class R1 Shares
Proceeds from shares issued	548,220	451,111
Dividends reinvested	62,473	61,652
Cost of shares redeemed	(430,441)	(167,095)

Total Class R1 Shares	180,252	345,668

120

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$8,960,795	$7,805,504
Dividends reinvested	1,096,451	999,922
Cost of shares redeemed	(3,933,790)	(2,034,089)

Total Class R2 Shares	6,123,456	6,771,337

Institutional Service Class Shares
Proceeds from shares issued	4,738,445	2,890,110
Dividends reinvested	308,314	227,816
Cost of shares redeemed	(1,567,930)	(737,426)

Total Institutional Service Class Shares	3,478,829	2,380,500

Institutional Class Shares
Proceeds from shares issued	5,377,565	2,819,400
Dividends reinvested	267,389	202,741
Cost of shares redeemed	(803,802)	(1,410,932)

Total Institutional Class Shares	4,841,152	1,611,209

Change in net assets from capital transactions	$16,485,716	$13,576,044

SHARE TRANSACTIONS:
Class A Shares
Issued	368,478	225,349
Reinvested	32,039	32,129
Redeemed	(249,378)	(60,804)

Total Class A Shares	151,139	196,674

Class C Shares
Issued	69,694	105,260
Reinvested	5,084	1,591
Redeemed	(19,809)	(4,245)

Total Class C Shares	54,969	102,606

Class R1 Shares
Issued	56,851	54,105
Reinvested	7,246	7,944
Redeemed	(44,227)	(19,763)

Total Class R1 Shares	19,870	42,286

Class R2 Shares
Issued	961,902	934,071
Reinvested	126,842	128,547
Redeemed	(410,145)	(244,215)

Total Class R2 Shares	678,599	818,403

Institutional Service Class Shares
Issued	498,725	347,088
Reinvested	35,164	28,967
Redeemed	(164,435)	(87,660)

Total Institutional Service Class Shares	369,454	288,395

121

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	559,027	336,764
Reinvested	30,182	25,655
Redeemed	(85,150)	(172,973)

Total Institutional Class Shares	504,059	189,446

Total change in shares	1,778,090	1,637,810

The accompanying notes are an integral part of these financial statements.

122

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$8.67	0.12	1.97	2.09	(0.14)	(0.21)	(0.35)	$10.41	24.90%	$9,638,145	0.63%	1.24%	0.63%	14.02%
Year Ended October 31, 2012 (c)	$8.35	0.08	0.65	0.73	(0.09)	(0.32)	(0.41)	$8.67	9.29%	$6,718,030	0.66%	0.95%	0.66%	20.41%
Year Ended October 31, 2011 (c)	$8.31	0.12	0.15	0.27	(0.14)	(0.09)	(0.23)	$8.35	3.13%	$4,825,583	0.83%	1.39%	0.83%	29.14%
Year Ended October 31, 2010 (c)	$7.26	0.07	1.16	1.23	(0.11)	(0.07)	(0.18)	$8.31	17.27%	$3,401,758	0.83%	0.84%	0.83%	14.72%
Year Ended October 31, 2009 (c)	$6.48	0.09	0.87	0.96	(0.12)	(0.06)	(0.18)	$7.26	15.22%	$910,313	0.83%	1.46%	0.83%	18.95%

Class C Shares
Year Ended October 31, 2013 (c)	$8.63	0.07	1.96	2.03	(0.10)	(0.21)	(0.31)	$10.35	24.26%	$1,889,419	1.13%	0.70%	1.13%	14.02%
Year Ended October 31, 2012 (c)	$8.32	0.02	0.67	0.69	(0.06)	(0.32)	(0.38)	$8.63	8.78%	$1,100,900	1.14%	0.26%	1.14%	20.41%
Year Ended October 31, 2011 (c)	$8.29	0.06	0.16	0.22	(0.10)	(0.09)	(0.19)	$8.32	2.56%	$207,219	1.33%	0.69%	1.33%	29.14%
Year Ended October 31, 2010 (c)	$7.25	0.06	1.13	1.19	(0.08)	(0.07)	(0.15)	$8.29	16.56%	$117,043	1.33%	0.74%	1.33%	14.72%
Year Ended October 31, 2009 (c)	$6.47	0.04	0.89	0.93	(0.09)	(0.06)	(0.15)	$7.25	14.89%	$61,835	1.33%	0.63%	1.33%	18.95%

Class R1 Shares
Year Ended October 31, 2013 (c)	$8.62	0.08	1.96	2.04	(0.10)	(0.21)	(0.31)	$10.35	24.46%	$2,282,509	1.03%	0.88%	1.03%	14.02%
Year Ended October 31, 2012 (c)	$8.30	0.04	0.66	0.70	(0.06)	(0.32)	(0.38)	$8.62	8.91%	$1,730,793	1.06%	0.53%	1.06%	20.41%
Year Ended October 31, 2011 (c)	$8.28	0.05	0.17	0.22	(0.11)	(0.09)	(0.20)	$8.30	2.60%	$1,315,650	1.23%	0.62%	1.23%	29.14%
Year Ended October 31, 2010 (c)	$7.24	0.05	1.15	1.20	(0.09)	(0.07)	(0.16)	$8.28	16.70%	$414,749	1.23%	0.60%	1.23%	14.72%
Year Ended October 31, 2009 (c)	$6.46	0.08	0.85	0.93	(0.09)	(0.06)	(0.15)	$7.24	14.99%	$112,869	1.23%	1.27%	1.23%	18.95%

Class R2 Shares
Year Ended October 31, 2013 (c)	$8.63	0.09	1.95	2.04	(0.11)	(0.21)	(0.32)	$10.35	24.49%	$40,428,471	0.88%	1.00%	0.88%	14.02%
Year Ended October 31, 2012 (c)	$8.31	0.06	0.65	0.71	(0.07)	(0.32)	(0.39)	$8.63	9.08%	$27,832,812	0.91%	0.70%	0.91%	20.41%
Year Ended October 31, 2011 (c)	$8.28	0.10	0.14	0.24	(0.12)	(0.09)	(0.21)	$8.31	2.78%	$20,007,152	1.08%	1.12%	1.08%	29.14%
Year Ended October 31, 2010 (c)	$7.23	0.07	1.14	1.21	(0.09)	(0.07)	(0.16)	$8.28	16.94%	$13,059,574	1.09%	0.95%	1.09%	14.72%
Year Ended October 31, 2009 (c)	$6.46	0.07	0.87	0.94	(0.11)	(0.06)	(0.17)	$7.23	15.07%	$7,333,974	1.08%	1.14%	1.08%	18.95%

Institutional Service Class Shares
Year Ended October 31, 2013 (c)	$8.66	0.14	1.97	2.11	(0.16)	(0.21)	(0.37)	$10.40	25.25%	$11,714,723	0.38%	1.46%	0.38%	14.02%
Year Ended October 31, 2012 (c)	$8.34	0.10	0.65	0.75	(0.11)	(0.32)	(0.43)	$8.66	9.57%	$6,558,488	0.41%	1.20%	0.41%	20.41%
Year Ended October 31, 2011 (c)	$8.31	0.14	0.14	0.28	(0.16)	(0.09)	(0.25)	$8.34	3.27%	$3,909,223	0.57%	1.58%	0.57%	29.14%
Year Ended October 31, 2010 (c)	$7.24	0.11	1.15	1.26	(0.12)	(0.07)	(0.19)	$8.31	17.64%	$2,384,465	0.58%	1.45%	0.58%	14.72%
Year Ended October 31, 2009 (c)	$6.47	0.11	0.85	0.96	(0.13)	(0.06)	(0.19)	$7.24	15.53%	$851,684	0.58%	1.63%	0.58%	18.95%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$8.70	0.16	1.98	2.14	(0.18)	(0.21)	(0.39)	$10.45	25.54%	$11,522,855	0.13%	1.64%	0.13%	14.02%
Year Ended October 31, 2012 (c)	$8.38	0.12	0.65	0.77	(0.13)	(0.32)	(0.45)	$8.70	9.78%	$5,207,797	0.16%	1.38%	0.16%	20.41%
Year Ended October 31, 2011 (c)	$8.34	0.18	0.13	0.31	(0.18)	(0.09)	(0.27)	$8.38	3.61%	$3,424,576	0.33%	2.07%	0.33%	29.14%
Year Ended October 31, 2010 (c)	$7.27	0.14	1.13	1.27	(0.13)	(0.07)	(0.20)	$8.34	17.77%	$2,636,642	0.34%	1.77%	0.34%	14.72%
Year Ended October 31, 2009 (c)	$6.48	0.13	0.87	1.00	(0.15)	(0.06)	(0.21)	$7.27	16.06%	$1,573,211	0.33%	1.98%	0.33%	18.95%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

123

Fund Commentary	Nationwide Destination 2050 Fund

For the annual period ended October 31, 2013, the Nationwide Destination 2050 Fund (Class R2) returned 24.62% versus 22.53% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050 Funds (consisting of 166 funds as of October 31, 2013) was 22.69% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the Fund’s allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares) and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

124

Fund Commentary (con’t.)	Nationwide Destination 2050 Fund

None of the Fund’s underlying investments posted a negative return during the period.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations that were intended to improve the risk-return characteristics of this Fund. Please see the Fund’s prospectus for more details.

Nationwide Destination 2050 Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide S&P 500 Index Fund	30%
Nationwide International Index Fund	27%
Nationwide Mid Cap Market Index Fund	18%
Nationwide Small Cap Index Fund	13%
Nationwide Alternatives Allocation Fund	12%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

125

Fund Commentary (con’t.)	Nationwide Destination 2050 Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Destination 2050 Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2050 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

126

Fund Overview	Nationwide Destination 2050 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 88% of its allocations and contributed more than 95% to the returns of the Fund during the period.

Asset Allocation†

Equity Funds	88.0%
Alternative Assets	12.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	30.1%
Nationwide International Index Fund, Institutional Class	27.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	12.9%
Nationwide Alternatives Allocation Fund, Institutional Class	12.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

127

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[5]
Class A	w/o SC1	24.87%		13.88%	3.90%
	w/SC2	17.73%		12.54%	2.91%
Class C	w/o SC1	24.34%		13.28%	3.29%
	w/SC	23.34%	[3]	13.28%	3.29%
Class R1[4]		24.39%		13.38%	3.41%
Class R2[4]		24.62%		13.55%	3.57%
Institutional Service Class[4]		25.18%		14.11%	4.07%
Institutional Class[4]		25.55%		14.40%	4.35%

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Services Class	0.68%
Institutional Class	0.43%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

128

Fund Performance (con’t.)	Nationwide Destination 2050 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2050 Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate 2050 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

129

Shareholder Expense Example	Nationwide Destination 2050 Fund

Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2013

Nationwide Destination 2050 Fund			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,091.60	3.32	0.63
	Hypothetical	[b,c]	1,000.00	1,022.03	3.21	0.63
Class C Shares	Actual	[b]	1,000.00	1,088.30	5.95	1.13
	Hypothetical	[b,c]	1,000.00	1,019.51	5.75	1.13
Class R1 Shares	Actual	[b]	1,000.00	1,090.10	5.43	1.03
	Hypothetical	[b,c]	1,000.00	1,020.01	5.24	1.03
Class R2 Shares	Actual	[b]	1,000.00	1,089.70	4.64	0.88
	Hypothetical	[b,c]	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,091.80	2.00	0.38
	Hypothetical	[b,c]	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,094.10	0.74	0.14
	Hypothetical	[b,c]	1,000.00	1,024.50	0.71	0.14

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in

c	Represents the hypothetical 5% return before expenses.

130

Statement of Investments

October 31, 2013

Nationwide Destination 2050 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 12.1%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	900,880	$8,846,646

Total Alternative Assets (cost $8,782,991)		8,846,646

Equity Funds 88.0%
Nationwide International Index Fund, Institutional Class (a)	2,347,273	19,834,457
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	707,429	13,285,522
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,516,775	22,114,585
Nationwide Small Cap Index Fund, Institutional Class (a)	602,814	9,494,317

Total Equity Funds (cost $53,227,800)		64,728,881

Total Mutual Funds (cost $62,010,791)		73,575,527

Total Investments (cost $62,010,791) (b) — 100.1%		73,575,527

Liabilities in excess of other assets — (0.1)%		(39,392)

NET ASSETS — 100.0%		$73,536,135

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

131

Statement of Assets and Liabilities

October 31, 2013

Nationwide Destination 2050 Fund
Assets:
Investments in affiliates, at value (cost $62,010,791)	$73,575,527
Cash	176
Receivable for investments sold	36,398
Receivable for capital shares issued	42,780

Total Assets	73,654,881

Liabilities:
Payable for capital shares redeemed	79,178
Accrued expenses and other payables:
Investment advisory fees	7,992
Distribution fees	18,014
Administrative servicing fees	13,164
Trustee fees (Note 3)	256
Professional fees (Note 3)	142

Total Liabilities	118,746

Net Assets	$73,536,135

Represented by:
Capital	$56,248,840
Accumulated net realized gains from affiliated and non-affiliated investments	5,722,559
Net unrealized appreciation/(depreciation) from investments in affiliates	11,564,736

Net Assets	$73,536,135

Net Assets:
Class A Shares	$21,173,452
Class C Shares	85,351
Class R1 Shares	1,652,454
Class R2 Shares	29,951,824
Institutional Service Class Shares	11,898,250
Institutional Class Shares	8,774,804

Total	$73,536,135

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,142,792
Class C Shares	8,711
Class R1 Shares	168,158
Class R2 Shares	3,053,533
Institutional Service Class Shares	1,203,695
Institutional Class Shares	885,712

Total	7,462,601

132

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares(a)	$9.88
Class C Shares(b)	$9.80
Class R1 Shares	$9.83
Class R2 Shares	$9.81
Institutional Service Class Shares	$9.88
Institutional Class Shares	$9.91
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.48

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

133

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,170,953
Dividend income from non-affiliates	2,614

Total Income	1,173,567

EXPENSES:
Investment advisory fees	80,905
Distribution fees Class A	47,604
Distribution fees Class C	1,028
Distribution fees Class R1	9,810
Distribution fees Class R2	132,781
Administrative servicing fees Class A	47,604
Administrative servicing fees Class R1	3,773
Administrative servicing fees Class R2	66,377
Administrative servicing fees Institutional Service Class	23,950
Professional fees (Note 3)	643
Trustee fees (Note 3)	2,309

Total Expenses	416,784

NET INVESTMENT INCOME	756,783

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	715,351
Net realized gains from investment transactions with affiliates	6,046,796
Net realized gains from investment transactions with non-affiliates	2,216

Net realized gains from affiliated and non-affiliated investments	6,764,363

Net change in unrealized appreciation/(depreciation) from investments in affiliates	6,289,645
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(2,915)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	6,286,730

Net realized/unrealized gains from affiliated and non-affiliated investments	13,051,093

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,807,876

The accompanying notes are an integral part of these financial statements.

134

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$756,783	$403,301
Net realized gains from affiliated and non-affiliated investments	6,764,363	2,460,293
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	6,286,730	1,141,253

Change in net assets resulting from operations	13,807,876	4,004,847

Distributions to Shareholders From:
Net investment income:
Class A	(264,881)	(167,282)
Class C	(1,617)	(798)
Class R1	(15,836)	(8,795)
Class R2	(290,966)	(153,017)
Institutional Service Class	(149,830)	(81,883)
Institutional Class	(93,191)	(45,375)
Net realized gains:
Class A	(794,249)	(820,455)
Class C	(6,748)	(6,749)
Class R1	(65,265)	(62,797)
Class R2	(1,036,393)	(939,230)
Institutional Service Class	(366,761)	(314,876)
Institutional Class	(184,891)	(133,418)

Change in net assets from shareholder distributions	(3,270,628)	(2,734,675)

Change in net assets from capital transactions	10,956,543	9,573,144

Change in net assets	21,493,791	10,843,316

Net Assets:
Beginning of year	52,042,344	41,199,028

End of year	$73,536,135	$52,042,344

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,650,042	$2,761,476
Dividends reinvested	1,059,130	987,737
Cost of shares redeemed	(18,888,388)	(2,085,677)

Total Class A Shares	820,784	1,663,536

Class C Shares
Proceeds from shares issued	14,849	41,577
Dividends reinvested	8,365	7,547
Cost of shares redeemed	(97,000)	(26,814)

Total Class C Shares	(73,786)	22,310

Class R1 Shares
Proceeds from shares issued	518,461	566,715
Dividends reinvested	81,101	71,592
Cost of shares redeemed	(580,481)	(383,851)

Total Class R1 Shares	19,081	254,456

135

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$6,884,263	$6,214,249
Dividends reinvested	1,327,359	1,092,247
Cost of shares redeemed	(4,317,276)	(2,881,603)

Total Class R2 Shares	3,894,346	4,424,893

Institutional Service Class Shares
Proceeds from shares issued	3,905,662	2,812,596
Dividends reinvested	516,591	396,759
Cost of shares redeemed	(1,900,412)	(1,325,648)

Total Institutional Service Class Shares	2,521,841	1,883,707

Institutional Class Shares
Proceeds from shares issued	4,956,051	2,101,908
Dividends reinvested	278,082	178,793
Cost of shares redeemed	(1,459,856)	(956,459)

Total Institutional Class Shares	3,774,277	1,324,242

Change in net assets from capital transactions	$10,956,543	$9,573,144

SHARE TRANSACTIONS:
Class A Shares
Issued	2,068,400	340,572
Reinvested	128,380	130,409
Redeemed	(2,095,801)	(255,220)

Total Class A Shares	100,979	215,761

Class C Shares
Issued	1,763	5,074
Reinvested	1,026	1,006
Redeemed	(11,439)	(3,252)

Total Class C Shares	(8,650)	2,828

Class R1 Shares
Issued	57,216	69,970
Reinvested	9,923	9,516
Redeemed	(63,908)	(45,909)

Total Class R1 Shares	3,231	33,577

Class R2 Shares
Issued	779,156	766,603
Reinvested	162,360	145,247
Redeemed	(473,591)	(362,076)

Total Class R2 Shares	467,925	549,774

Institutional Service Class Shares
Issued	433,866	346,054
Reinvested	62,373	52,249
Redeemed	(212,823)	(164,406)

Total Institutional Service Class Shares	283,416	233,897

136

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	535,475	257,483
Reinvested	33,315	23,404
Redeemed	(158,683)	(118,602)

Total Institutional Class Shares	410,107	162,285

Total change in shares	1,257,008	1,198,122

The accompanying notes are an integral part of these financial statements.

137

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$8.41	0.12	1.87	1.99	(0.13)	(0.39)	(0.52)	$9.88	24.87%	$21,173,452	0.63%	1.29%	0.63%	39.53%
Year Ended October 31, 2012 (c)	$8.25	0.07	0.62	0.69	(0.09)	(0.44)	(0.53)	$8.41	9.13%	$17,170,605	0.67%	0.92%	0.67%	22.16%
Year Ended October 31, 2011 (c)	$8.35	0.13	0.12	0.25	(0.14)	(0.21)	(0.35)	$8.25	2.87%	$15,061,292	0.83%	1.49%	0.83%	28.78%
Year Ended October 31, 2010 (c)	$7.26	0.10	1.14	1.24	(0.11)	(0.04)	(0.15)	$8.35	17.13%	$13,525,000	0.83%	1.27%	0.83%	16.40%
Year Ended October 31, 2009 (c)	$6.42	0.08	0.94	1.02	(0.14)	(0.04)	(0.18)	$7.26	16.63%	$10,334,866	0.83%	1.19%	0.83%	21.10%

Class C Shares
Year Ended October 31, 2013 (c)	$8.35	0.10	1.84	1.94	(0.10)	(0.39)	(0.49)	$9.80	24.34%	$85,351	1.14%	1.19%	1.14%	39.53%
Year Ended October 31, 2012 (c)	$8.20	0.04	0.60	0.64	(0.05)	(0.44)	(0.49)	$8.35	8.57%	$144,937	1.17%	0.46%	1.17%	22.16%
Year Ended October 31, 2011 (c)	$8.31	0.04	0.17	0.21	(0.11)	(0.21)	(0.32)	$8.20	2.40%	$119,107	1.32%	0.53%	1.32%	28.78%
Year Ended October 31, 2010 (c)	$7.25	0.06	1.12	1.18	(0.08)	(0.04)	(0.12)	$8.31	16.42%	$23,491	1.34%	0.78%	1.34%	16.40%
Year Ended October 31, 2009 (c)	$6.40	0.08	0.91	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.91%	$9,006	1.33%	1.23%	1.33%	21.10%

Class R1 Shares
Year Ended October 31, 2013 (c)	$8.37	0.08	1.86	1.94	(0.09)	(0.39)	(0.48)	$9.83	24.39%	$1,652,454	1.03%	0.92%	1.03%	39.53%
Year Ended October 31, 2012 (c)	$8.21	0.04	0.62	0.66	(0.06)	(0.44)	(0.50)	$8.37	8.78%	$1,379,988	1.06%	0.53%	1.06%	22.16%
Year Ended October 31, 2011 (c)	$8.32	0.08	0.13	0.21	(0.11)	(0.21)	(0.32)	$8.21	2.46%	$1,078,724	1.23%	0.91%	1.23%	28.78%
Year Ended October 31, 2010 (c)	$7.25	0.08	1.11	1.19	(0.08)	(0.04)	(0.12)	$8.32	16.54%	$495,914	1.23%	0.98%	1.23%	16.40%
Year Ended October 31, 2009 (c)	$6.40	0.09	0.90	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.94%	$377,829	1.23%	1.49%	1.23%	21.10%

Class R2 Shares
Year Ended October 31, 2013 (c)	$8.35	0.09	1.87	1.96	(0.11)	(0.39)	(0.50)	$9.81	24.62%	$29,951,824	0.88%	0.99%	0.88%	39.53%
Year Ended October 31, 2012 (c)	$8.20	0.05	0.61	0.66	(0.07)	(0.44)	(0.51)	$8.35	8.80%	$21,595,396	0.91%	0.67%	0.91%	22.16%
Year Ended October 31, 2011 (c)	$8.30	0.09	0.14	0.23	(0.12)	(0.21)	(0.33)	$8.20	2.68%	$16,686,950	1.08%	1.11%	1.08%	28.78%
Year Ended October 31, 2010 (c)	$7.23	0.07	1.13	1.20	(0.09)	(0.04)	(0.13)	$8.30	16.75%	$10,938,108	1.09%	0.93%	1.09%	16.40%
Year Ended October 31, 2009 (c)	$6.39	0.08	0.92	1.00	(0.12)	(0.04)	(0.16)	$7.23	16.14%	$5,612,611	1.08%	1.29%	1.08%	21.10%

Institutional Service Class Shares
Year Ended October 31, 2013 (c)	$8.41	0.13	1.88	2.01	(0.15)	(0.39)	(0.54)	$9.88	25.18%	$11,898,250	0.38%	1.48%	0.38%	39.53%
Year Ended October 31, 2012 (c)	$8.25	0.09	0.62	0.71	(0.11)	(0.44)	(0.55)	$8.41	9.40%	$7,742,113	0.41%	1.14%	0.41%	22.16%
Year Ended October 31, 2011 (c)	$8.35	0.13	0.14	0.27	(0.16)	(0.21)	(0.37)	$8.25	3.13%	$5,663,266	0.58%	1.57%	0.58%	28.78%
Year Ended October 31, 2010 (c)	$7.26	0.11	1.14	1.25	(0.12)	(0.04)	(0.16)	$8.35	17.37%	$4,315,631	0.59%	1.40%	0.59%	16.40%
Year Ended October 31, 2009 (c)	$6.41	0.10	0.93	1.03	(0.14)	(0.04)	(0.18)	$7.26	16.73%	$2,313,686	0.58%	1.50%	0.58%	21.10%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$8.43	0.15	1.89	2.04	(0.17)	(0.39)	(0.56)	$9.91	25.55%	$8,774,804	0.13%	1.67%	0.13%	39.53%
Year Ended October 31, 2012 (c)	$8.27	0.11	0.62	0.73	(0.13)	(0.44)	(0.57)	$8.43	9.64%	$4,009,305	0.16%	1.35%	0.16%	22.16%
Year Ended October 31, 2011 (c)	$8.37	0.15	0.14	0.29	(0.18)	(0.21)	(0.39)	$8.27	3.38%	$2,589,689	0.33%	1.76%	0.33%	28.78%
Year Ended October 31, 2010 (c)	$7.27	0.17	1.10	1.27	(0.13)	(0.04)	(0.17)	$8.37	17.69%	$1,271,126	0.33%	2.22%	0.33%	16.40%
Year Ended October 31, 2009 (c)	$6.42	0.14	0.91	1.05	(0.16)	(0.04)	(0.20)	$7.27	16.99%	$1,748,097	0.33%	2.15%	0.33%	21.10%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

138

Fund Commentary	Nationwide Destination 2055 Fund

For the annual period ended October 31, 2013, the Nationwide Destination 2055 Fund (Class R2) returned 24.47% versus 22.38% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2055 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2055+ Funds (consisting of 97 funds as of October 31, 2013) was 23.35% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the Fund’s allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high-yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares) and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high-yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

139

Fund Commentary (con’t.)	Nationwide Destination 2055 Fund

None of the Fund’s underlying investments posted a negative return during the period.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations that were intended to improve the risk-return characteristics of this Fund. Please see the Fund’s prospectus for more details.

Nationwide Destination 2055 Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide S&P 500 Index Fund	30%
Nationwide International Index Fund	27%
Nationwide Mid Cap Market Index Fund	18%
Nationwide Small Cap Index Fund	13%
Nationwide Alternatives Allocation Fund	12%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

140

Fund Commentary (con’t.)	Nationwide Destination 2055 Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Destination 2055 Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2055 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

141

Fund Overview	Nationwide Destination 2055 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 88% of its allocations and contributed over 95% to the returns of the Fund during the period.

Asset Allocation†

Equity Funds	88.0%
Alternative Assets	12.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	27.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	13.0%
Nationwide Alternatives Allocation Fund, Institutional Class	12.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2013.

142

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		Inception[5]
Class A	w/o SC1	24.74%		10.55%
	w/SC2	17.62%		8.27%
Class C	w/o SC1	24.17%		9.90%
	w/SC	23.17%	[3]	9.90%
Class R1[4]		24.22%		10.08%
Class R2[4]		24.47%		10.23%
Institutional Service Class[4]		25.15%		10.86%
Institutional Class[4]		25.44%		10.98%

Expense Ratios

Expense Ratio*
Class A	0.85%
Class C	1.43%
Class R1	1.30%
Class R2	1.18%
Institutional Services Class	0.61%
Institutional Class	0.43%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of December 28, 2010.

143

Fund Performance (con’t.)	Nationwide Destination 2055 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2055 Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate 2055 Index and the Consumer Price Index (CPI) from 1/1/11 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

144

Shareholder Expense Example	Nationwide Destination 2055 Fund

Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses yqou paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2013

Nationwide Destination 2055 Fund			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	1,091.80	3.37	0.64
	Hypothetical	[b,c]	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	[b]	1,000.00	1,088.90	5.95	1.13
	Hypothetical	[b,c]	1,000.00	1,019.51	5.75	1.13
Class R1 Shares	Actual	[b]	1,000.00	1,088.90	5.42	1.03
	Hypothetical	[b,c]	1,000.00	1,020.01	5.24	1.03
Class R2 Shares	Actual	[b]	1,000.00	1,090.60	4.64	0.88
	Hypothetical	[b,c]	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,092.80	2.06	0.39
	Hypothetical	[b,c]	1,000.00	1,023.24	1.99	0.39
Institutional Class Shares	Actual	[b]	1,000.00	1,094.00	0.74	0.14
	Hypothetical	[b,c]	1,000.00	1,024.50	0.71	0.14

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

145

Statement of Investments

October 31, 2013

Nationwide Destination 2055 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	143,813	$1,412,244

Total Alternative Assets (cost $1,393,330)		1,412,244

Equity Funds 88.0%
Nationwide International Index Fund, Institutional Class (a)	375,162	3,170,120
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	112,604	2,114,697
Nationwide S&P 500 Index Fund, Institutional Class (a)	241,822	3,525,759
Nationwide Small Cap Index Fund, Institutional Class (a)	96,440	1,518,932

Total Equity Funds (cost $8,622,337)		10,329,508

Total Mutual Funds (cost $10,015,667)		11,741,752

Total Investments (cost $10,015,667) (b) — 100.0%		11,741,752

Liabilities in excess of other assets — 0.0%†		(5,843)

NET ASSETS — 100.0%		$11,735,909

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

146

Statement of Assets and Liabilities

October 31, 2013

Nationwide Destination 2055 Fund
Assets:
Investments in affiliates, at value (cost $10,015,667)	$11,741,752
Receivable for investments sold	9,966
Receivable for capital shares issued	4,858

Total Assets	11,756,576

Liabilities:
Payable for capital shares redeemed	14,824
Accrued expenses and other payables:
Investment advisory fees	1,257
Distribution fees	2,661
Administrative servicing fees	1,809
Trustee fees (Note 3)	89
Professional fees (Note 3)	27

Total Liabilities	20,667

Net Assets	$11,735,909

Represented by:
Capital	$9,879,937
Accumulated net realized gains from affiliated investments	129,887
Net unrealized appreciation/(depreciation) from investments in affiliates	1,726,085

Net Assets	$11,735,909

Net Assets:
Class A Shares	$744,954
Class C Shares	20,535
Class R1 Shares	216,808
Class R2 Shares	5,756,542
Institutional Service Class Shares	2,087,961
Institutional Class Shares	2,909,109

Total	$11,735,909

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	58,620
Class C Shares	1,616
Class R1 Shares	17,066
Class R2 Shares	453,757
Institutional Service Class Shares	163,914
Institutional Class Shares	228,304

Total	923,277

147

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Destination 2055 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.71
Class C Shares (b)	$12.71
Class R1 Shares	$12.70
Class R2 Shares	$12.69
Institutional Service Class Shares	$12.74
Institutional Class Shares	$12.74
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.49

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

148

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$136,079
Dividend income from non-affiliates	247

Total Income	136,326

EXPENSES:
Investment advisory fees	10,483
Distribution fees Class A	1,184
Distribution fees Class C	151
Distribution fees Class R1	1,069
Distribution fees Class R2	19,659
Administrative servicing fees Class A	1,185
Administrative servicing fees Class R1	411
Administrative servicing fees Class R2	9,830
Administrative servicing fees Institutional Service Class	3,235
Professional fees (Note 3)	101
Trustee fees (Note 3)	346

Total Expenses	47,654

NET INVESTMENT INCOME	88,672

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	70,515
Net realized gains from investment transactions with affiliates	85,262
Net realized gains from investment transactions with non-affiliates	220

Net realized gains from affiliated and non-affiliated investments	155,997

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,519,995
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(251)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,519,744

Net realized/unrealized gains from affiliated and non-affiliated investments	1,675,741

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,764,413

The accompanying notes are an integral part of these financial statements.

149

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$88,672	$26,046
Net realized gains from non-affiliated investments	155,997	12,070
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,519,744	240,077

Change in net assets resulting from operations	1,764,413	278,193

Distributions to Shareholders From:
Net investment income:
Class A	(6,489)	(699)
Class C	(126)	(49)
Class R1	(1,513)	(1,307)
Class R2	(36,601)	(7,240)
Institutional Service Class	(11,708)	(744)
Institutional Class	(39,028)	(19,359)
Net realized gains:
Class A	(1,787)	(157)
Class C	(51)	(58)
Class R1	(608)	(1,081)
Class R2	(11,879)	(2,944)
Institutional Service Class	(1,266)	(115)
Institutional Class	(8,305)	(6,752)

Change in net assets from shareholder distributions	(119,361)	(40,505)

Change in net assets from capital transactions	5,640,497	2,663,971

Change in net assets	7,285,549	2,901,659

Net Assets:
Beginning of year	4,450,360	1,548,701

End of year	$11,735,909	$4,450,360

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$745,635	$132,200
Dividends reinvested	8,276	856
Cost of shares redeemed	(239,826)	(29,315)

Total Class A Shares	514,085	103,741

Class C Shares
Proceeds from shares issued	6,792	–
Dividends reinvested	177	107
Cost of shares redeemed	–	–

Total Class C Shares	6,969	107

Class R1 Shares
Proceeds from shares issued	98,952	198,374
Dividends reinvested	2,121	2,388
Cost of shares redeemed	(56,846)	(98,274)

Total Class R1 Shares	44,227	102,488

150

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,850,666	$1,909,902
Dividends reinvested	48,480	10,184
Cost of shares redeemed	(199,615)	(163,643)

Total Class R2 Shares	2,699,531	1,756,443

Institutional Service Class Shares
Proceeds from shares issued	1,847,660	231,725
Dividends reinvested	12,974	859
Cost of shares redeemed	(279,259)	(3,869)

Total Institutional Service Class Shares	1,581,375	228,715

Institutional Class Shares
Proceeds from shares issued	865,473	532,828
Dividends reinvested	47,333	26,111
Cost of shares redeemed	(118,496)	(86,462)

Total Institutional Class Shares	794,310	472,477

Change in net assets from capital transactions	$5,640,497	$2,663,971

SHARE TRANSACTIONS:
Class A Shares
Issued	66,689	13,163
Reinvested	767	87
Redeemed	(21,421)	(2,908)

Total Class A Shares	46,035	10,342

Class C Shares
Issued	586	–
Reinvested	17	12
Redeemed	–	–

Total Class C Shares	603	12

Class R1 Shares
Issued	8,425	20,817
Reinvested	200	255
Redeemed	(5,085)	(9,554)

Total Class R1 Shares	3,540	11,518

Class R2 Shares
Issued	249,160	191,536
Reinvested	4,532	1,051
Redeemed	(16,846)	(15,764)

Total Class R2 Shares	236,846	176,823

Institutional Service Class Shares
Issued	162,962	22,508
Reinvested	1,152	87
Redeemed	(24,267)	(371)

Total Institutional Service Class Shares	139,847	22,224

151

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	74,125	53,211
Reinvested	4,329	2,706
Redeemed	(10,248)	(8,356)

Total Institutional Class Shares	68,206	47,561

Total change in shares	495,077	268,480

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

152

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2013 (e)	$10.40	0.16	2.37	2.53	(0.17)	(0.05)	(0.22)	$12.71	24.74%		$744,954	0.63%	1.37%		0.63%	9.99%
Year Ended October 31, 2012 (e)	$9.70	0.10	0.78	0.88	(0.12)	(0.06)	(0.18)	$10.40	9.20%		$130,837	0.57%	0.95%		0.57%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.06	(0.29)	(0.23)	(0.07)	–	(0.07)	$9.70	(2.36%	)	$21,750	0.63%	0.68%		0.63%	30.50%

Class C Shares
Year Ended October 31, 2013 (e)	$10.40	0.07	2.41	2.48	(0.12)	(0.05)	(0.17)	$12.71	24.17%		$20,535	1.13%	0.64%		1.13%	9.99%
Year Ended October 31, 2012 (e)	$9.69	0.04	0.78	0.82	(0.05)	(0.06)	(0.11)	$10.40	8.55%		$10,530	1.17%	0.41%		1.17%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	–	(0.30)	(0.30)	(0.01)	–	(0.01)	$9.69	(2.97%	)	$9,703	1.33%	(0.03%	)	1.33%	30.50%

Class R1 Shares
Year Ended October 31, 2013 (e)	$10.39	0.09	2.39	2.48	(0.12)	(0.05)	(0.17)	$12.70	24.22%		$216,808	1.03%	0.78%		1.03%	9.99%
Year Ended October 31, 2012 (e)	$9.69	0.01	0.82	0.83	(0.07)	(0.06)	(0.13)	$10.39	8.73%		$140,505	1.03%	0.07%		1.03%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.03	(0.30)	(0.27)	(0.04)	–	(0.04)	$9.69	(2.71%	)	$19,456	1.00%	0.40%		1.00%	30.50%

Class R2 Shares
Year Ended October 31, 2013 (e)	$10.38	0.09	2.41	2.50	(0.14)	(0.05)	(0.19)	$12.69	24.47%		$5,756,542	0.88%	0.80%		0.88%	9.99%
Year Ended October 31, 2012 (e)	$9.68	0.05	0.79	0.84	(0.08)	(0.06)	(0.14)	$10.38	8.85%		$2,250,724	0.89%	0.52%		0.89%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.02	(0.28)	(0.26)	(0.06)	–	(0.06)	$9.68	(2.64%	)	$388,081	0.99%	0.26%		0.99%	30.50%

Institutional Service Class Shares
Year Ended October 31, 2013 (e)	$10.41	0.11	2.46	2.57	(0.19)	(0.05)	(0.24)	$12.74	25.15%		$2,087,961	0.38%	0.94%		0.38%	9.99%
Year Ended October 31, 2012 (e)	$9.70	0.10	0.81	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.50%		$250,533	0.33%	1.02%		0.33%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.06	(0.28)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$17,879	0.33%	0.89%		0.33%	30.50%

Institutional Class Shares
Year Ended October 31, 2013 (e)	$10.41	0.20	2.40	2.60	(0.22)	(0.05)	(0.27)	$12.74	25.44%		$2,909,109	0.14%	1.69%		0.14%	9.99%
Year Ended October 31, 2012 (e)	$9.70	0.14	0.77	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.60%		$1,667,231	0.16%	1.38%		0.16%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.08	(0.30)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$1,091,832	0.33%	0.97%		0.33%	30.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

153

Fund Commentary	Nationwide Retirement Income Fund

For the annual period ended October 31, 2013, the Nationwide Retirement Income Fund (Institutional Service Class) returned 3.16% versus 6.54% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Today Funds (consisting of 143 funds as of October 31, 2013) was 5.64% for the same time period.

The Fund’s return for the 12-month period covered in this report was primarily driven by strong positive returns across the equity markets in the U.S. and foreign developed countries. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted double-digit gains. Specifically, the S&P 500® Index (representing large-cap stocks) rose more than 27%, S&P MidCap 400® Index (mid-cap stocks) increased more than 33% and Russell 2000® Index (small-cap stocks) gained more than 36%. During the period, the U.S. Federal Reserve (Fed) reaffirmed its intent to support the economy by maintaining its pace of asset purchases, helping to underpin the gains delivered in the U.S. equity markets.

The equity markets within foreign developed countries (as distinguished from emerging market countries) generally posted double-digit returns as well. The MSCI EAFE® Index (representing developed international markets) posted a gain of nearly 27% during the period. This return was helped by receding concerns regarding political and economic uncertainty in various parts of the eurozone, the Fed’s decision not to taper (gradually reduce) its pace of asset purchases and the dissipation of tensions in Syria.

With regard to intermediate-term, investment-grade U.S. fixed-income bonds, the Barclays U.S. Aggregate Bond Index (representing such U.S. bonds) posted a negative return of -1.08% during the period. Interest rates on the bellwether 10-year U.S. Treasury note increased nearly 100 basis points during the period, beginning November 2012 at 1.62%, increasing to 3.00% by early September 2013 and easing back at the end of the period to 2.56% after the Fed’s announcement to postpone the tapering of its asset purchases. The rise in interest rates coincided with an increase in intermediate- and long-term bond prices and a decrease in bond returns for the period as a whole. Short-term interest rates remained range-bound near zero, effectively keeping returns for investments in short-term bond investments in the very low single digits, and returns for money market investments barely above zero.

As for the seven asset classes represented within the large Fund allocation to the underlying Nationwide Alternatives Allocation Fund (Alternatives Fund) — global real estate stocks, commodities, emerging market stocks, emerging market bonds, international (developed market) bonds, U.S. high yield bonds and U.S. Treasury Inflation-Protected Securities (TIPS) — returns were mixed during the period. Overall, the Alternatives Fund return was slightly positive with 1.28% for Institutional Class shares) and made a modest positive contribution to the Fund’s return. Within the Alternatives Fund, double-digit returns were posted by the U.S. high-yield bonds and global real estate stocks sleeves with smaller positive returns generated by emerging market stocks and international (developed market) bonds. The Alternatives Fund sleeves representing commodities, TIPS and emerging market bonds, however, posted negative returns. The former sleeve was adversely affected by, among other things, slackening demand for precious metals and an oversupply of corn. The latter two sleeves were adversely affected by the gradual rise in longer-term bond prices (as noted above). In the case of TIPS, inflation remained relatively low in the U.S., causing “real” yields (current yield minus current inflation level) to be negative and a disincentive to investment. In the case of emerging market bonds, the slowing of inflows of foreign capital to many of these markets and the strengthening of the U.S. dollar against certain currencies further combined to reduce returns.

The returns from the Fund’s investments in the Nationwide S&P 500 Index Fund and Nationwide International Index Fund, combined with their relatively significant allocations within the Fund, made them the largest contributors to the Fund’s return during the period, as shown in the chart below.

154

Fund Commentary (con’t.)	Nationwide Retirement Income Fund

The negative returns from the Fund’s investments in the Nationwide Bond Index Fund and Nationwide Inflation-Protected Securities Fund made them the only detractors from the Fund’s return during the period, as shown in the chart below.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in each of the Nationwide Target Destination Funds are subject to the risks of its underlying funds. The year in each Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from a Fund or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years. Each Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. Investments in the Nationwide Target Destination Funds are not guaranteed at any time, including on or after the target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Note: Effective September 9, 2013, important changes were made to the Fund’s allocations, most notably a reduction in the allocations to the underlying Alternatives Fund and the iShares Barclays 1-3 Year Treasury Bond ETF, and an increase in the allocations to the Nationwide Bond Index Fund and Nationwide International Index Fund. These changes were intended to reduce some of the Fund’s volatility that has resulted in a higher risk level relative to the Fund’s returns than we deemed appropriate for investors in this conservatively positioned Fund. Please see the Fund’s prospectus for more details.

Nationwide Retirement Income Fund

Actual Underlying Fund Allocations

(as of October 31, 2013)

Nationwide Bond Index Fund	38%
Nationwide Inflation-Protected Securities Fund	13%
Nationwide Alternatives Allocation Fund	10%
Nationwide S&P 500 Index Fund	10%
Nationwide International Index Fund	8%
iShares Barclays 1-3 Year Credit Bond ETF	8%
Nationwide Mid Cap Market Index Fund	5%
Nationwide Money Market Fund	5%
Nationwide Small Cap Index Fund	3%
100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Allocations may change over time in order for the Fund to meet its objective or due to market and/or economic conditions. Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

155

Fund Commentary (con’t.)	Nationwide Retirement Income Fund

Contributions of Underlying Funds to Fund Performance

(For the year ended October 31, 2013)

Nationwide Retirement Income Fund

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Retirement Income Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, Nationwide Fund Advisors periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

156

Fund Overview	Nationwide Retirement Income Fund

Objective

The Fund seeks to provide current income consistent with capital preservation and, as a secondary investment objective, capital appreciation.

Highlights

•	The Fund’s investments in U.S. and foreign developed market stocks account for nearly 16% of its allocations and contributed more than 95% to the returns of the Fund during the period.

•	Two of the Fund’s investments in U.S. bonds detracted from returns during the period.

•	The Fund recently reduced its exposure to the underlying Nationwide Alternatives Allocation Fund, thus reducing the Fund’s exposure to alternative asset classes.

Asset Allocation†

Fixed Income Funds	59.1%
Equity Funds	26.0%
Alternative Assets	10.0%
Money Market Fund	5.0%
Liabilities in excess of other assets	(0.1%)
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	38.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	13.0%
Nationwide S&P 500 Index Fund, Institutional Class	10.0%
Nationwide Alternatives Allocation Fund, Institutional Class	10.0%
iShares Barclays 1-3 Year Credit Bond Fund	8.0%
Nationwide International Index Fund, Institutional Class	8.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.0%
Nationwide Money Market Fund, Institutional Class	5.0%
Nationwide Small Cap Index Fund, Institutional Class	3.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2013.

††	Percentages indicated are based upon total investments as of October 31, 2013.

157

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return

(For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[5]
Class A	w/o SC1	2.86%		5.95%	2.76%
	w/SC2	(3.08)%		4.70%	1.78%
Class C	w/o SC1	2.33%		5.41%	2.22%
	w/SC	1.33%	[3]	5.41%	2.22%
Class R1[4]		2.43%		5.51%	2.34%
Class R2[4]		2.60%		5.67%	2.51%
Institutional Service Class[4]		3.16%		6.21%	3.01%
Institutional Class[4]		3.33%		6.44%	3.25%

Expense Ratios

Expense Ratio*
Class A	0.96%
Class C	1.46%
Class R1	1.36%
Class R2	1.21%
Institutional Services Class	0.71%
Institutional Class	0.46%

*Current effective prospectus dated March 1, 2013. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

158

Fund Performance (con’t.)	Nationwide Retirement Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Retirement Income Fund from inception through 10/31/13 versus the Morningstar Lifetime Moderate Income Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

159

Shareholder Expense Example	Nationwide Retirement Income Fund

Nationwide Retirement Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2013) and continued to hold your shares at the end of the reporting period (October 31, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2013 through October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2013 through October 31, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2013

Nationwide Retirement Income Fund			Beginning Account Value ($) 05/01/13	Ending Account Value ($) 10/31/13	Expenses Paid During Period ($) 05/01/13 - 10/31/13[a]	Expense Ratio During Period (%) 05/01/13 - 10/31/13[a]
Class A Shares	Actual	[b]	1,000.00	991.90	3.21	0.64
	Hypothetical	[b,c]	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	[b]	1,000.00	988.80	5.71	1.14
	Hypothetical	[b,c]	1,000.00	1,019.46	5.80	1.14
Class R1 Shares	Actual	[b]	1,000.00	989.80	5.22	1.04
	Hypothetical	[b,c]	1,000.00	1,019.96	5.30	1.04
Class R2 Shares	Actual	[b]	1,000.00	989.80	4.46	0.89
	Hypothetical	[b,c]	1,000.00	1,020.72	4.53	0.89
Institutional Service Class Shares	Actual	[b]	1,000.00	993.10	1.96	0.39
	Hypothetical	[b,c]	1,000.00	1,023.24	1.99	0.39
Institutional Class Shares	Actual	[b]	1,000.00	994.20	0.70	0.14
	Hypothetical	[b,c]	1,000.00	1,024.50	0.71	0.14

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2013 through October 31, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

160

Statement of Investments

October 31, 2013

Nationwide Retirement Income Fund

Mutual Funds 92.1%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	279,281	$2,742,536

Total Alternative Assets (cost $2,755,714)		2,742,536

Equity Funds 26.0%
Nationwide International Index Fund, Institutional Class (a)	259,662	2,194,140
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	73,032	1,371,547
Nationwide S&P 500 Index Fund, Institutional Class (a)	188,103	2,742,536
Nationwide Small Cap Index Fund, Institutional Class (a)	51,944	818,124

Total Equity Funds (cost $6,264,774)		7,126,347

Fixed Income Funds 51.1%
Nationwide Bond Index Fund, Institutional Class (a)	922,540	10,443,152
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	377,662	3,565,129

Total Fixed Income Funds (cost $14,201,861)		14,008,281

Money Market Fund 5.0%
Nationwide Money Market Fund, Institutional Class, 0.00%* (a)(b)	1,371,547	1,371,547

Total Money Market Fund (cost $1,371,547)		1,371,547

Total Mutual Funds (cost $24,593,896)		25,248,711

Exchange Traded Fund 8.0%

	Shares	Market Value

Fixed Income Fund 8.0%
iShares Barclays 1-3 Year Credit Bond Fund	20,940	$2,207,914

Total Exchange Traded Fund (cost $2,197,118)		2,207,914

Total Investments (cost $26,791,014) (c) — 100.1%		27,456,625

Liabilities in excess of other assets — (0.1)%		(29,726)

NET ASSETS — 100.0%		$27,426,899

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2013.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

161

Statement of Assets and Liabilities

October 31, 2013

Nationwide Retirement Income Fund
Assets:
Investments in affiliates, at value (cost $24,593,896)	$25,248,711
Investments in non-affiliates, at value (cost $2,197,118)	2,207,914

Total Investments	27,456,625

Receivable for investments sold	122,455
Receivable for capital shares issued	656

Total Assets	27,579,736

Liabilities:
Payable for capital shares redeemed	107,812
Cash overdraft (Note 2)	28,528
Accrued expenses and other payables:
Investment advisory fees	3,084
Distribution fees	5,087
Administrative servicing fees	8,108
Trustee fees (Note 3)	1
Professional fees (Note 3)	217

Total Liabilities	152,837

Net Assets	$27,426,899

Represented by:
Capital	$26,676,081
Accumulated undistributed net investment income	31,637
Accumulated net realized gains from affiliated and non-affiliated investments	53,570
Net unrealized appreciation/(depreciation) from investments in affiliates	654,815
Net unrealized appreciation/(depreciation) from investments in non-affiliates	10,796

Net Assets	$27,426,899

Net Assets:
Class A Shares	$3,805,115
Class C Shares	227,583
Class R1 Shares	553,338
Class R2 Shares	8,600,119
Institutional Service Class Shares	11,049,134
Institutional Class Shares	3,191,610

Total	$27,426,899

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	389,121
Class C Shares	23,504
Class R1 Shares	56,803
Class R2 Shares	885,368
Institutional Service Class Shares	1,130,075
Institutional Class Shares	326,266

Total	2,811,137

162

Statement of Assets and Liabilities (Continued)

October 31, 2013

Nationwide Retirement Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.78
Class C Shares (b)	$9.68
Class R1 Shares	$9.74
Class R2 Shares	$9.71
Institutional Service Class Shares	$9.78
Institutional Class Shares	$9.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.38

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

163

Statement of Operations

For the Year Ended October 31, 2013

Nationwide Retirement Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$325,287
Dividend income from non-affiliates	19,437

Total Income	344,724

EXPENSES:
Investment advisory fees	37,435
Distribution fees Class A	10,667
Distribution fees Class C	2,196
Distribution fees Class R1	4,101
Distribution fees Class R2	44,381
Administrative servicing fees Class A	10,667
Administrative servicing fees Class R1	1,577
Administrative servicing fees Class R2	22,190
Administrative servicing fees Institutional Service Class	30,906
Professional fees (Note 3)	445
Trustee fees (Note 3)	966

Total Expenses	165,531

NET INVESTMENT INCOME	179,193

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	87,080
Net realized gains from investment transactions with affiliates	242,598
Net realized gains from investment transactions with non-affiliates	584

Net realized gains from affiliated and non-affiliated investments	330,262

Net change in unrealized appreciation/(depreciation) from investments in affiliates	253,238
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,654)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	251,584

Net realized/unrealized gains from affiliated and non-affiliated investments	581,846

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$761,039

The accompanying notes are an integral part of these financial statements.

164

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income	$179,193	$140,159
Net realized gains from affiliated and non-affiliated investments	330,262	99,248
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	251,584	844,045

Change in net assets resulting from operations	761,039	1,083,452

Distributions to Shareholders From:
Net investment income:
Class A	(23,164)	(21,487)
Class C	(838)	(591)
Class R1	(2,096)	(1,392)
Class R2	(37,009)	(19,598)
Institutional Service Class	(84,186)	(86,482)
Institutional Class	(24,203)	(20,867)
Net realized gains:
Class A	(33,706)	(201,039)
Class C	(1,604)	(12,354)
Class R1	(3,948)	(39,166)
Class R2	(60,628)	(299,681)
Institutional Service Class	(89,973)	(536,255)
Institutional Class	(17,345)	(87,144)

Change in net assets from shareholder distributions	(378,700)	(1,326,056)

Change in net assets from capital transactions	7,409	989,221

Change in net assets	389,748	746,617

Net Assets:
Beginning of year	27,037,151	26,290,534

End of year	$27,426,899	$27,037,151

Accumulated undistributed net investment income at end of year	$31,637	$11,384

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,597,326	$1,353,076
Dividends reinvested	55,952	219,075
Cost of shares redeemed	(4,365,831)	(1,228,133)

Total Class A Shares	(712,553)	344,018

Class C Shares
Proceeds from shares issued	30,281	128,632
Dividends reinvested	2,442	12,910
Cost of shares redeemed	(19,792)	(89,535)

Total Class C Shares	12,931	52,007

Class R1 Shares
Proceeds from shares issued	545,940	148,651
Dividends reinvested	6,044	40,558
Cost of shares redeemed	(526,177)	(584,669)

Total Class R1 Shares	25,807	(395,460)

165

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,938,189	$2,765,579
Dividends reinvested	97,637	319,279
Cost of shares redeemed	(3,380,972)	(2,020,799)

Total Class R2 Shares	654,854	1,064,059

Institutional Service Class Shares
Proceeds from shares issued	5,366,203	2,980,627
Dividends reinvested	174,159	622,737
Cost of shares redeemed	(6,391,816)	(4,488,396)

Total Institutional Service Class Shares	(851,454)	(885,032)

Institutional Class Shares
Proceeds from shares issued	2,224,946	1,521,185
Dividends reinvested	41,548	108,011
Cost of shares redeemed	(1,388,670)	(819,567)

Total Institutional Class Shares	877,824	809,629

Change in net assets from capital transactions	$7,409	$989,221

SHARE TRANSACTIONS:
Class A Shares
Issued	368,399	142,251
Reinvested	5,834	23,908
Redeemed	(450,401)	(129,877)

Total Class A Shares	(76,168)	36,282

Class C Shares
Issued	3,096	13,407
Reinvested	256	1,415
Redeemed	(2,062)	(9,466)

Total Class C Shares	1,290	5,356

Class R1 Shares
Issued	57,050	15,865
Reinvested	631	4,427
Redeemed	(54,742)	(61,481)

Total Class R1 Shares	2,939	(41,189)

Class R2 Shares
Issued	409,199	293,677
Reinvested	10,235	34,986
Redeemed	(351,015)	(214,197)

Total Class R2 Shares	68,419	114,466

Institutional Service Class Shares
Issued	553,386	315,278
Reinvested	18,168	67,959
Redeemed	(661,088)	(475,429)

Total Institutional Service Class Shares	(89,534)	(92,192)

166

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	230,101	160,913
Reinvested	4,329	11,758
Redeemed	(142,836)	(87,609)

Total Institutional Class Shares	91,594	85,062

Total change in shares	(1,460)	107,785

The accompanying notes are an integral part of these financial statements.

167

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2013 (c)	$9.63	0.06	0.21	0.27	(0.05)	(0.07)	(0.12)	$9.78	2.86%	$3,805,115	0.63%	0.60%		0.63%	73.70%
Year Ended October 31, 2012 (c)	$9.74	0.04	0.30	0.34	(0.04)	(0.41)	(0.45)	$9.63	3.77%	$4,480,984	0.67%	0.45%		0.67%	93.99%
Year Ended October 31, 2011 (c)	$10.14	0.20	(0.11)	0.09	(0.19)	(0.30)	(0.49)	$9.74	0.94%	$4,176,502	0.83%	1.96%		0.83%	107.29%
Year Ended October 31, 2010 (c)	$9.44	0.15	0.71	0.86	(0.16)	–	(0.16)	$10.14	9.19%	$4,264,462	0.84%	1.50%		0.84%	40.31%
Year Ended October 31, 2009 (c)	$8.56	0.19	0.94	1.13	(0.20)	(0.05)	(0.25)	$9.44	13.46%	$2,122,283	0.83%	2.15%		0.83%	43.52%

Class C Shares
Year Ended October 31, 2013 (c)	$9.57	0.01	0.21	0.22	(0.04)	(0.07)	(0.11)	$9.68	2.33%	$227,583	1.13%	0.07%		1.13%	73.70%
Year Ended October 31, 2012 (c)	$9.70	–	0.30	0.30	(0.02)	(0.41)	(0.43)	$9.57	3.30%	$212,629	1.16%	(0.03%	)	1.16%	93.99%
Year Ended October 31, 2011 (c)	$10.12	0.08	(0.04)	0.04	(0.16)	(0.30)	(0.46)	$9.70	0.40%	$163,559	1.33%	0.83%		1.33%	107.29%
Year Ended October 31, 2010 (c)	$9.43	0.06	0.74	0.80	(0.11)	–	(0.11)	$10.12	8.69%	$55,901	1.35%	0.60%		1.35%	40.31%
Year Ended October 31, 2009 (c)	$8.55	0.15	0.94	1.09	(0.16)	(0.05)	(0.21)	$9.43	12.82%	$991	1.38%	1.69%		1.38%	43.52%

Class R1 Shares
Year Ended October 31, 2013 (c)	$9.62	0.01	0.22	0.23	(0.04)	(0.07)	(0.11)	$9.74	2.43%	$553,338	1.03%	0.10%		1.03%	73.70%
Year Ended October 31, 2012 (c)	$9.73	0.01	0.31	0.32	(0.02)	(0.41)	(0.43)	$9.62	3.46%	$518,162	1.07%	0.06%		1.07%	93.99%
Year Ended October 31, 2011 (c)	$10.12	0.17	(0.12)	0.05	(0.14)	(0.30)	(0.44)	$9.73	0.50%	$925,225	1.23%	1.73%		1.23%	107.29%
Year Ended October 31, 2010 (c)	$9.42	0.12	0.70	0.82	(0.12)	–	(0.12)	$10.12	8.76%	$2,460,478	1.23%	1.29%		1.23%	40.31%
Year Ended October 31, 2009 (c)	$8.55	0.16	0.92	1.08	(0.16)	(0.05)	(0.21)	$9.42	12.88%	$2,119,001	1.23%	1.81%		1.23%	43.52%

Class R2 Shares
Year Ended October 31, 2013 (c)	$9.58	0.03	0.21	0.24	(0.04)	(0.07)	(0.11)	$9.71	2.60%	$8,600,119	0.88%	0.29%		0.88%	73.70%
Year Ended October 31, 2012 (c)	$9.69	0.02	0.31	0.33	(0.03)	(0.41)	(0.44)	$9.58	3.58%	$7,829,989	0.92%	0.19%		0.92%	93.99%
Year Ended October 31, 2011 (c)	$10.10	0.16	(0.10)	0.06	(0.17)	(0.30)	(0.47)	$9.69	0.61%	$6,810,440	1.08%	1.59%		1.08%	107.29%
Year Ended October 31, 2010 (c)	$9.41	0.13	0.70	0.83	(0.14)	–	(0.14)	$10.10	8.97%	$5,499,116	1.09%	1.34%		1.09%	40.31%
Year Ended October 31, 2009 (c)	$8.54	0.17	0.94	1.11	(0.19)	(0.05)	(0.24)	$9.41	13.08%	$3,136,767	1.08%	1.91%		1.08%	43.52%

Institutional Service Class Shares
Year Ended October 31, 2013 (c)	$9.62	0.08	0.22	0.30	(0.07)	(0.07)	(0.14)	$9.78	3.16%	$11,049,134	0.38%	0.81%		0.38%	73.70%
Year Ended October 31, 2012 (c)	$9.73	0.07	0.30	0.37	(0.07)	(0.41)	(0.48)	$9.62	4.02%	$11,735,739	0.42%	0.70%		0.42%	93.99%
Year Ended October 31, 2011 (c)	$10.13	0.20	(0.08)	0.12	(0.22)	(0.30)	(0.52)	$9.73	1.22%	$12,758,665	0.58%	2.01%		0.58%	107.29%
Year Ended October 31, 2010 (c)	$9.44	0.17	0.71	0.88	(0.19)	–	(0.19)	$10.13	9.49%	$7,897,217	0.59%	1.79%		0.59%	40.31%
Year Ended October 31, 2009 (c)	$8.56	0.22	0.93	1.15	(0.22)	(0.05)	(0.27)	$9.44	13.64%	$2,847,529	0.58%	2.45%		0.58%	43.52%

Institutional Class Shares
Year Ended October 31, 2013 (c)	$9.63	0.10	0.21	0.31	(0.09)	(0.07)	(0.16)	$9.78	3.33%	$3,191,610	0.13%	1.08%		0.13%	73.70%
Year Ended October 31, 2012 (c)	$9.73	0.09	0.31	0.40	(0.09)	(0.41)	(0.50)	$9.63	4.39%	$2,259,648	0.16%	0.95%		0.16%	93.99%
Year Ended October 31, 2011 (c)	$10.14	0.24	(0.11)	0.13	(0.24)	(0.30)	(0.54)	$9.73	1.35%	$1,456,143	0.33%	2.39%		0.33%	107.29%
Year Ended October 31, 2010 (c)	$9.44	0.22	0.69	0.91	(0.21)	–	(0.21)	$10.14	9.71%	$1,524,099	0.34%	2.28%		0.34%	40.31%
Year Ended October 31, 2009 (c)	$8.57	0.24	0.93	1.17	(0.25)	(0.05)	(0.30)	$9.44	13.92%	$2,974,982	0.33%	2.73%		0.33%	43.52%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

168

Notes to Financial Statements

October 31, 2013

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2013, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange-traded funds) (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s investments in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), to the Funds assigns a fair value to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

169

Notes to Financial Statements (Continued)

October 31, 2013

—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Unaffiliated exchange-traded funds are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At October 31, 2013, 100% of the market value of the Funds’ investments was determined based on Level 1 inputs.

During the year ended October 31, 2013, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign fair value. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The FVC follows guidelines approved by the Board of Trustees to assign the fair value. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities listed on a foreign exchange are generally fair valued by an independent fair value pricing service approved by the Board of Trustees or otherwise are valued at the last sale price at the close of the exchange on

170

Notes to Financial Statements (Continued)

October 31, 2013

which the security is principally traded. Securities valued in this manner are generally categorized as Level 2 and Level 1 investments, respectively, within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Independent pricing service providers may use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy.

(b)	Cash Overdraft

As of October 31, 2013, Destination 2020 and Retirement Income had an overdrawn balance of $5,719 and $28,528, respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2013 are primarily attributable to capital distributions from Underlying Funds and distribution redesignations. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely

171

Notes to Financial Statements (Continued)

October 31, 2013

understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating each Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, for the year ended October 31, 2013, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily

172

Notes to Financial Statements (Continued)

October 31, 2013

net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, 0.65% of Class R1 shares, and 0.50% of Class R2 shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Class A sales charges ranged from 0% to 5.75% based on the amount purchased. For the year ended October 31, 2013, the Funds imposed front-end sales charges of $67,819.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Effective July 1, 2013, applicable Class A CDSCs were 1% based on the original purchase price or the current market value of the shares being redeemed. Prior to July 1, 2013, applicable Class A CDSCs ranged from 0.15% to 0.50% based on the original purchase price or the current market value of the shares being redeemed. Class C CDSCs were 1% based on the original purchase price or the current market value of the shares being redeemed. For the year ended October 31, 2013, the Funds imposed CDSCs of $839.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R1, Class R2, and Institutional Service Class shares of each Fund.

For the year ended October 31, 2013, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Destination 2010	$71,451
Destination 2015	348,414
Destination 2020	490,801
Destination 2025	474,615
Destination 2030	501,478
Destination 2035	300,594
Destination 2040	246,329
Destination 2045	134,177
Destination 2050	141,704
Destination 2055	14,661
Retirement Income	65,340

173

Notes to Financial Statements (Continued)

October 31, 2013

As of October 31, 2013, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Destination 2010	2.15%
Destination 2015	23.34
Destination 2020	29.47
Destination 2025	25.59
Destination 2030	21.06
Destination 2035	23.64
Destination 2040	19.18
Destination 2045	14.10
Destination 2050	12.22
Destination 2055	15.22
Retirement Income	32.16

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds. The Funds’ transactions in the shares of Underlying Funds during the year ended October 31, 2013 were as follows:

Destination 2010

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$8,381,254	$2,102,572	$7,076,958	$65,453	$(206,534)	$3,239,706
Nationwide International Index Fund	3,315,279	2,270,269	1,847,909	120,817	185,596	4,526,920
Nationwide Mid Cap Market Index Fund	2,292,187	940,357	1,318,203	33,557	246,388	2,599,732
Nationwide S&P 500 Index Fund	5,888,337	1,458,564	3,758,080	103,443	743,568	4,858,911
Nationwide Small Cap Index Fund	970,432	573,400	581,886	16,608	116,525	1,288,007
Nationwide Bond Index Fund	6,819,318	8,126,300	2,711,996	202,423	(11,725)	12,043,578
Nationwide Inflation-Protected Securities Fund	3,748,456	949,014	1,508,776	3,100	(88,660)	2,921,512
Nationwide Money Market Fund	676,035	131,491	806,597	—	—	—

174

Notes to Financial Statements (Continued)

October 31, 2013

Destination 2015

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$34,062,485	$4,581,127	$19,144,783	$261,885	$(1,021,034)	$18,972,731
Nationwide International Index Fund	20,511,374	7,349,981	5,849,831	732,510	328,337	26,777,420
Nationwide Mid Cap Market Index Fund	11,576,393	2,936,803	3,763,007	169,228	1,146,217	14,295,204
Nationwide S&P 500 Index Fund	28,905,580	2,615,335	9,586,540	518,934	2,976,642	28,500,448
Nationwide Small Cap Index Fund	5,717,411	2,186,821	1,998,159	97,571	725,374	7,851,734
Nationwide Bond Index Fund	25,600,557	28,598,402	4,289,909	785,715	108,429	49,186,807
Nationwide Inflation-Protected Securities Fund	15,052,317	2,441,056	8,335,544	12,256	(732,822)	7,897,994
Nationwide Money Market Fund	1,493,078	107,057	1,599,003	—	—	—

Destination 2020

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$37,638,132	$9,428,295	$8,294,152	$292,299	$(418,751)	$38,652,887
Nationwide International Index Fund	37,242,801	6,914,248	6,925,881	1,345,192	841,631	45,789,280
Nationwide Mid Cap Market Index Fund	19,360,529	7,592,990	6,404,428	286,692	1,666,724	26,586,268
Nationwide S&P 500 Index Fund	44,467,241	5,394,055	9,916,468	843,129	3,304,944	50,724,516
Nationwide Small Cap Index Fund	9,561,249	1,652,773	2,527,768	165,271	973,237	11,977,030
Nationwide Bond Index Fund	30,208,900	27,172,577	2,874,558	981,007	189,461	53,256,573
Nationwide Inflation-Protected Securities Fund.	12,078,931	3,178,775	6,913,692	9,933	(635,238)	7,272,836

Destination 2025

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$33,811,489	$16,523,255	$1,866,636	$263,803	$(41,942)	$48,758,162
Nationwide International Index Fund	40,886,219	8,682,946	7,866,060	1,489,574	1,187,953	51,124,817
Nationwide Mid Cap Market Index Fund	22,030,314	8,294,114	5,677,414	331,805	2,184,015	31,643,125
Nationwide S&P 500 Index Fund	47,663,086	7,407,725	8,411,585	921,881	3,328,853	58,495,858
Nationwide Small Cap Index Fund	14,508,229	2,311,609	4,855,906	253,754	1,858,138	16,855,201
Nationwide Bond Index Fund	15,276,829	16,221,451	1,419,112	537,752	103,342	29,345,290
Nationwide Inflation-Protected Securities Fund	7,635,814	2,534,237	4,611,495	6,308	(420,394)	4,858,279

175

Notes to Financial Statements (Continued)

October 31, 2013

Destination 2030

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$27,286,240	$24,380,906	$1,301,630	$212,687	$(41,695)	$51,064,292
Nationwide International Index Fund	44,354,609	8,536,640	4,909,271	1,634,510	1,922,084	58,513,632
Nationwide Mid Cap Market Index Fund	24,765,329	9,281,627	6,158,938	373,806	3,366,140	35,849,710
Nationwide S&P 500 Index Fund	57,063,978	8,657,545	10,941,436	1,105,106	5,770,832	69,044,260
Nationwide Small Cap Index Fund	20,699,162	3,890,891	8,758,659	361,421	3,829,469	22,818,666
Nationwide Bond Index Fund	9,906,754	8,696,158	5,168,590	351,735	(145,204)	12,753,205
Nationwide Inflation-Protected Securities Fund	3,961,469	1,417,649	84,490	3,270	(628)	5,025,224

Destination 2035

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$13,818,126	$19,564,210	$1,080,460	$108,681	$(31,818)	$32,816,388
Nationwide International Index Fund	29,626,706	8,542,201	5,843,321	1,112,508	972,658	39,368,092
Nationwide Mid Cap Market Index Fund	14,634,561	6,798,060	1,872,903	234,833	1,132,311	24,621,290
Nationwide S&P 500 Index Fund	35,964,263	8,918,261	8,117,202	716,744	3,405,750	45,928,543
Nationwide Small Cap Index Fund	14,456,078	3,779,143	5,403,221	255,477	2,380,416	17,885,931
Nationwide Bond Index Fund	3,511,395	3,288,607	3,233,393	120,133	(147,890)	3,288,594

Destination 2040

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$9,222,956	$12,188,122	$609,083	$72,655	$(21,489)	$21,125,576
Nationwide International Index Fund	25,552,583	7,295,045	5,898,300	957,166	1,066,849	33,000,155
Nationwide Mid Cap Market Index Fund	12,621,180	7,336,692	1,984,190	205,248	1,234,018	22,444,974
Nationwide S&P 500 Index Fund	27,903,074	7,235,822	5,514,329	568,199	2,670,745	36,958,349
Nationwide Small Cap Index Fund	12,467,545	3,395,198	4,490,684	220,952	2,170,588	15,760,164
Nationwide Bond Index Fund	1,875,052	937,672	67,144	57,270	17,393	2,655,149

176

Notes to Financial Statements (Continued)

October 31, 2013

Destination 2045

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$5,009,162	$4,680,785	$430,808	$39,791	$(12,019)	$9,317,473
Nationwide International Index Fund	13,878,625	5,581,502	2,009,624	544,810	230,062	20,945,434
Nationwide Mid Cap Market Index Fund	6,855,898	5,709,809	1,169,532	116,599	612,674	13,968,658
Nationwide S&P 500 Index Fund	15,645,275	5,920,385	2,587,113	332,765	1,041,874	23,271,026
Nationwide Small Cap Index Fund	6,772,917	2,574,713	1,859,460	121,755	842,075	10,017,041
Nationwide Bond Index Fund	509,123	254,253	720,079	13,517	(33,316)	—

Destination 2050

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$6,364,850	$4,858,859	$2,404,190	$49,720	$2,485	$8,846,646
Nationwide International Index Fund	14,694,385	9,095,083	7,508,760	552,684	1,047,365	19,834,457
Nationwide Mid Cap Market Index Fund	7,258,267	7,009,437	3,562,804	117,409	1,462,874	13,285,522
Nationwide S&P 500 Index Fund	16,047,163	8,820,583	6,945,894	325,462	2,685,194	22,114,585
Nationwide Small Cap Index Fund	7,170,214	4,070,771	4,267,690	125,678	1,564,229	9,494,317

Destination 2055

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$543,479	$932,318	$63,681	$4,755	$1,307	$1,412,244
Nationwide International Index Fund	1,256,666	1,761,342	297,292	65,468	26,004	3,170,120
Nationwide Mid Cap Market Index Fund	665,360	1,232,333	122,608	14,429	37,802	2,114,697
Nationwide S&P 500 Index Fund	1,327,333	1,781,637	109,676	38,465	30,015	3,525,759
Nationwide Small Cap Index Fund	613,707	795,946	212,152	12,962	60,649	1,518,932

Retirement Income

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at October 31, 2013
Nationwide Alternatives Allocation Fund	$10,244,738	$3,810,100	$11,024,161	$79,781	$(240,794)	$2,742,536
Nationwide International Index Fund	533,122	1,893,498	466,994	27,459	103,858	2,194,140
Nationwide Mid Cap Market Index Fund	526,361	1,046,264	421,810	9,359	103,356	1,371,547
Nationwide S&P 500 Index Fund	2,893,888	1,396,482	2,267,076	56,013	466,695	2,742,536
Nationwide Small Cap Index Fund	—	836,395	76,933	—	4,708	818,124
Nationwide Bond Index Fund	4,661,905	8,013,839	2,142,021	149,285	(13,820)	10,443,152
Nationwide Inflation-Protected Securities Fund	4,110,838	1,651,963	1,885,700	3,390	(94,325)	3,565,129
Nationwide Money Market Fund	1,630,960	588,336	844,888	—	—	1,371,547

Amounts designated as “—” are zero or have been rounded to zero.

177

Notes to Financial Statements (Continued)

October 31, 2013

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan, The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trust to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Prior to July 18, 2013, the line of credit required a commitment fee of 0.08% on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 17, 2014. There were no borrowings under the line of credit during the year ended October 31, 2013.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the year ended October 31, 2013, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Destination 2010	$17,167,193	$20,355,904
Destination 2015	53,657,506	55,994,548
Destination 2020	66,107,107	45,520,697
Destination 2025	64,812,658	36,879,089
Destination 2030	67,695,416	41,664,175
Destination 2035	51,282,833	25,575,288
Destination 2040	38,703,348	18,525,983
Destination 2045	24,957,113	8,812,893
Destination 2050	33,889,875	24,542,614
Destination 2055	6,524,464	801,137
Retirement Income	21,119,243	21,161,063

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

178

Notes to Financial Statements (Continued)

October 31, 2013

9.  New Accounting Pronouncements

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

10.  Other

As of October 31, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	87.13%	1
Destination 2015	78.29	3
Destination 2020	83.10	3
Destination 2025	75.70	2
Destination 2030	83.39	3
Destination 2035	80.85	2
Destination 2040	84.01	2
Destination 2045	79.09	1
Destination 2050	82.14	2
Destination 2055	79.53	2
Retirement Income	79.60	3

11. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$302,634	$781,377	$1,084,011	$—	$1,084,011
Destination 2015	1,663,216	4,190,131	5,853,347	—	5,853,347
Destination 2020	2,794,107	6,574,957	9,369,064	—	9,369,064
Destination 2025	2,671,935	6,367,729	9,039,664	—	9,039,664
Destination 2030	2,807,304	7,866,780	10,674,084	—	10,674,084
Destination 2035	1,798,894	3,980,974	5,779,868	—	5,779,868
Destination 2040	1,437,631	2,725,708	4,163,339	—	4,163,339
Destination 2045	789,436	1,268,665	2,058,101	—	2,058,101
Destination 2050	814,103	2,456,525	3,270,628	—	3,270,628
Destination 2055	94,336	25,025	119,361	—	119,361
Retirement Income	228,342	150,358	378,700	—	378,700

Amounts designated as “—” are zero or have been rounded to zero.

179

Notes to Financial Statements (Continued)

October 31, 2013

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$352,778	$2,350,083	$2,702,861	$—	$2,702,861
Destination 2015	1,646,195	9,940,505	11,586,700	—	11,586,700
Destination 2020	2,392,447	9,130,816	11,523,263	—	11,523,263
Destination 2025	2,083,523	8,397,644	10,481,167	—	10,481,167
Destination 2030	2,006,619	6,845,259	8,851,878	—	8,851,878
Destination 2035	1,132,052	2,429,018	3,561,070	—	3,561,070
Destination 2040	832,223	2,064,429	2,896,652	—	2,896,652
Destination 2045	436,247	1,320,287	1,756,534	—	1,756,534
Destination 2050	490,845	2,243,830	2,734,675	—	2,734,675
Destination 2055	38,105	2,400	40,505	—	40,505
Retirement Income	248,080	1,077,976	1,326,056	—	1,326,056

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Destination 2010	$33,850	$914,795	$948,645	$—	$—	$1,804,833	$2,753,478
Destination 2015	132,851	3,476,838	3,609,689	—	—	15,536,532	19,146,221
Destination 2020	137,656	5,546,730	5,684,386	—	—	28,182,181	33,866,567
Destination 2025	65,571	7,363,374	7,428,945	—	—	34,071,120	41,500,065
Destination 2030	22,511	13,655,070	13,677,581	—	—	42,368,311	56,045,892
Destination 2035	—	7,110,055	7,110,055	—	—	27,369,667	34,479,722
Destination 2040	—	6,575,361	6,575,361	—	—	23,312,964	29,888,325
Destination 2045	—	2,519,117	2,519,117	—	—	13,582,030	16,101,147
Destination 2050	—	6,102,992	6,102,992	—	—	11,184,303	17,287,295
Destination 2055	—	148,799	148,799	—	—	1,707,173	1,855,972
Retirement Income	33,855	179,640	213,495	—	—	537,323	750,818

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

180

Notes to Financial Statements (Continued)

October 31, 2013

As of October 31, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$30,650,224	$2,225,300	$(420,467)	$1,804,833
Destination 2015	142,685,967	17,134,252	(1,597,720)	15,536,532
Destination 2020	213,369,334	30,332,931	(2,150,750)	28,182,181
Destination 2025	209,433,783	35,579,191	(1,508,071)	34,071,120
Destination 2030	212,702,787	43,437,066	(1,068,755)	42,368,311
Destination 2035	136,539,276	27,636,134	(266,467)	27,369,667
Destination 2040	108,632,457	23,494,495	(181,531)	23,312,964
Destination 2045	63,937,707	13,630,175	(48,145)	13,582,030
Destination 2050	62,391,224	11,272,004	(87,701)	11,184,303
Destination 2055	10,034,579	1,713,975	(6,802)	1,707,173
Retirement Income	26,919,302	926,747	(389,424)	537,323

12.  Subsequent Events

Effective on or about February 21, 2014, the existing Class R1 shares of each of the Funds will be converted to Class R2 shares of the same Fund. Class R1 shares will no longer be offered as of the same date.

Effective March 1, 2014, Class R2 shares of the Funds will be renamed “Class R” shares.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

181

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund, and Nationwide Retirement Income Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2013

182

Supplemental Information

October 31, 2013 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the taxable year ended October 31, 2013, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Destination 2010	42.55%
Destination 2015	40.15
Destination 2020	41.20
Destination 2025	49.71
Destination 2030	56.59
Destination 2035	57.80
Destination 2040	59.03
Destination 2045	61.86
Destination 2050	59.60
Destination 2055	59.46
Retirement Income	31.34

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Destination 2010	$781,377
Destination 2015	4,190,131
Destination 2020	6,574,957
Destination 2025	6,367,729
Destination 2030	7,866,780
Destination 2035	3,980,974
Destination 2040	2,725,708
Destination 2045	1,268,665
Destination 2050	2,456,525
Destination 2055	25,025
Retirement Income	150,358

183

Supplemental Information (Continued)

October 31, 2013 (Unaudited)

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2013, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$120,817	$0.0337
Destination 2015	732,510	0.0446
Destination 2020	1,345,192	0.0562
Destination 2025	1,489,574	0.0633
Destination 2030	1,634,510	0.0673
Destination 2035	1,112,508	0.0724
Destination 2040	957,166	0.0762
Destination 2045	544,810	0.0730
Destination 2050	552,683	0.0741
Destination 2055	65,468	0.0709
Retirement Income	27,459	0.0098

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2013, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$4,004	$0.0011
Destination 2015	24,274	0.0015
Destination 2020	44,577	0.0019
Destination 2025	49,360	0.0021
Destination 2030	54,158	0.0022
Destination 2035	36,859	0.0024
Destination 2040	31,713	0.0025
Destination 2045	18,047	0.0024
Destination 2050	18,309	0.0025
Destination 2055	2,166	0.0023
Retirement Income	908	0.0003

184

Management Information

October 31, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	112	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	112	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992,
		and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	112	None

185

Management Information (Continued)

October 31, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	112	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	112	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	112	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	112	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	112	None

186

Management Information (Continued)

October 31, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	112	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

187

Management Information (Continued)

October 31, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, he also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

188

Market Index Definitions

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays Long U.S. Treasury Index: An unmanaged index that measures the performance of all investment-grade, publicly issued U.S. Treasury securities with a remaining maturity of 10 years or more and $250 million or more in outstanding face value.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Barclays U.S. Credit Index: An unmanaged, market value-weighted index that measures the performance of investment-grade, fixed-rate, publicly issued U.S. corporates and non-corporates, including foreign agencies, sovereigns, supranationals and foreign local government issues, with at least $250 million par value outstanding and a maturity of one year or more.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected

189

Market Index Definitions (con’t.)

issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones Industrial Average (DJIA): A market indicator consisting of a price-weighted average of 30 blue chip stocks actively traded on the New York Stock Exchange (NYSE) and the National Association of Securities Dealers Automated Quotations (NASDAQ) system; invented by Charles Dow in 1896, the DJIA represents 15% to 20% of the value of NYSE stocks.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

KOSPI 200 Index: An unmanaged index that is a subset of the Korea Composite Stock Price Index; measures the performance of the stocks of the 200 largest publicly traded companies on the Korea Stock Exchange.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI ex USA Index: An unmanaged, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets, excluding U.S.-based companies.

MSCI All Country World IndexSM : An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

190

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets (EM) Index: An unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets.

MSCI Greece Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in Greece.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large- and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 1000® Index: An unmanaged index that measures the performance of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

SET50 Index: An unmanaged index that measures the performance of the stocks of the 50 largest companies trading on the Stock Exchange of Thailand.

191

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

192

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2013 Nationwide Funds Group. All rights reserved.

AR-TD 12/13

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

2

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H.J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2012, and October 31, 2013.

	2012	2013
Audit Fees	$509,125	$709,889
Audit-Related Fees	$0	$33,037
Tax Fees	$158,682	$346,456
All Other Fees	$0	$0
Total	$667,807	$1,089,382

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2012, and October 31, 2013.

	2012	2013
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

3

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2012, and October 31, 2013:

	2012	2013
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None
Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2012, and October 31, 2013:

	2012	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2013, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2012, and October 31, 2013, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Instruction of paragraph (a)

Schedule I—Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.

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(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

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Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended effective as of December 11, 2013, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*	/s/ Joseph A. Finelli
Name: Joseph A. Finelli
Title: Principal Financial Officer
Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael S. Spangler
Name: Michael S. Spangler
Title: Principal Executive Officer
Date: December 27, 2013

By (Signature and Title)*	/s/ Joseph A. Finelli
Name: Joseph A. Finelli
Title: Principal Financial Officer
Date: December 27, 2013

*	Print the name and title of each signing officer under his or her signature.

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